UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NUBIA BRAND INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibits required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED MAY 11, 2023 — SUBJECT TO COMPLETION

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
OF NUBIA BRAND INTERNATIONAL CORP.

Proxy Statement dated [•], 2023
and first mailed to shareholders on or about [•], 2023.

NUBIA BRAND INTERNATIONAL CORP.
13355 Noel Rd, Suite 1100
Dallas, TX 75240

Dear Nubia Brand International Corp. Stockholders,

On behalf of the Nubia board of directors (the “Nubia Board”), we cordially invite you to a special meeting (the “special meeting”) of stockholders of Nubia Brand International Corp., a Delaware corporation (“Nubia,” “we” or “our”), to be held via live webcast at [•] a.m. Eastern Time, on [•], 2023. The special meeting can be accessed by visiting [•], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the special meeting by means of remote communication.

On February 16, 2023, Nubia entered into a Merger Agreement (as the same has been or may be amended, modified, supplemented or waived from time to time, the “Merger Agreement”), by and among Nubia, Honeycomb Battery Company, an Ohio corporation (“HBC”), and Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Nubia (“Merger Sub”), a copy of which is attached to the accompanying proxy statement as Annex A, which, among other things, provides for the merger of Merger Sub with and into HBC, with HBC surviving such merger as a wholly owned subsidiary of Nubia (the “Merger,” and the transactions contemplated by the Merger Agreement, the “Transactions”). Following the consummation of the Transactions, Nubia will change its name to [__]. The new public entity following the consummation of the Transactions is referred to herein as the “Combined Company.”

Subject to the terms of the Merger Agreement, the aggregate consideration to be paid to the shareholders of HBC pursuant to the Merger Agreement (the “Merger Consideration”) will be equal to $700,000,000. Assuming a Closing Date of [•], 2023, we expect that the per share Merger Consideration to shareholders of HBC will be approximately [•] shares of Nubia’s Class A common stock in exchange for each issued and outstanding share of HBC common stock. See the section entitled “Proposal No. 1 — The Business Combination Proposal — General — Merger Consideration.”

HBC shareholders will also have the opportunity to earn up to 22,500,000 additional shares of Nubia’s Class A common stock: (i) 5,000,000 shares if over any ten (10) trading days within any thirty (30) trading day period the VWAP of the shares of Class A common stock is greater than or equal to $12.50 per share; (ii) 7,500,000 shares if over any ten (10) trading days within any thirty (30) trading day period the VWAP of the shares of Class A common stock is greater than or equal to $15.00 per share; and (iii) 10,000,000 shares if over any ten (10) trading days within any thirty (30) trading day period the VWAP of the shares of Class A common stock is greater than or equal to $25.00 per share, subject to the terms of the Merger Agreement.

At the special meeting, Nubia stockholders will be asked to consider and vote upon:

(1)     Proposal No. 1 — a proposal to approve the business combination described in the accompanying proxy statement, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the accompanying proxy statement — we refer to this proposal as the “business combination proposal”;

(2)     Proposal No. 2 — a proposal to approve and adopt the second amended and restated certificate of incorporation of Nubia in the form attached hereto as Annex B (the “second amended and restated certificate of incorporation”) — we refer to this proposal as the “charter proposal”;

(3)     Proposal No. 3 — a proposal to consider and vote upon a proposal to amend Nubia’s existing amended and restated certificate of incorporation to expand the methods that Nubia may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission — we refer to this proposal as the “NTA amendment proposal”;

(4)     Proposal No. 4 — a proposal to approve and adopt the Combined Company’s 2023 Stock Incentive Plan (the “Incentive Plan”), and the material terms thereof, including the authorization of the initial share reserve thereunder — we refer to this proposal as the “incentive plan proposal.” A copy of the Incentive Plan is attached to the accompanying proxy statement as Annex D;

(5)     Proposal No. 5 — a proposal to elect seven directors to serve on the Combined Company’s board of directors effective as of the closing of the Transactions in accordance with the Merger Agreement — we refer to this proposal as the “director election proposal”;

(6)     Proposal No. 6 — a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the issued and outstanding Nubia’s Class A common stock and the resulting change in control in connection with the Transactions — we refer to this proposal as the “Nasdaq proposal”;

(7)     Proposal No. 7 — a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal or the Nasdaq proposal — we refer to this proposal as the “adjournment proposal.”

Each of these proposals is more fully described in the accompanying proxy statement, which we encourage you to read carefully and in its entirety before voting. Only holders of record of Nubia common stock at the close of business on [•], 2023 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements thereof.

After careful consideration, the Nubia Board has determined that the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal, the Nasdaq proposal and the adjournment proposal are fair to and in the best interests of Nubia and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the business combination proposal, “FOR” the charter proposal, “FOR” the NTA amendment proposal, “FOR” the incentive plan proposal, “FOR” the director election proposal, “FOR” the Nasdaq proposal and “FOR” the adjournment proposal, if presented. When you consider the Nubia Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Transactions that are different from, or in addition to, the interests of Nubia stockholders generally. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” for additional information. The Nubia Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Transactions and in recommending to the Nubia stockholders that they vote in favor of the proposals presented at the special meeting.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the director election proposal and the Nasdaq proposal. If any of those proposals are not approved, we will not consummate the Transactions.

All Nubia stockholders are cordially invited to attend the special meeting and we are providing the accompanying proxy statement and proxy card in connection with the solicitation of proxies to be voted at the special meeting (or any adjournment or postponement thereof). To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote, obtain a proxy from your broker or bank.

Nubia’s units, Class A common stock and warrants are currently listed on the Nasdaq Global Market under the symbols NUBIU, NUBI and NUBIW, respectively. In connection with the Transactions, Nubia has applied to have Nubia’s Class A common stock and warrants listed on The Nasdaq Stock Market LLC (“Nasdaq”), and it will change its name to Honeycomb Battery Company. Upon the closing of the Transactions, we expect that the Combined Company’s Common Stock (as defined below) and warrants will begin trading on Nasdaq under the symbols “[_]” and “[_]” respectively. As a result, Nubia’s publicly traded units will separate into the component securities upon consummation of the business combination and will no longer trade as a separate security.

Pursuant to Nubia’s current certificate of incorporation, a holder of public shares may demand that Nubia redeem such shares for cash if the business combination is consummated. Holders of public shares will be entitled to receive cash for these shares only if they demand that Nubia redeem their shares for cash no later than the second business day prior to the vote on the business combination proposal by delivering their stock to Nubia’s transfer agent prior to the vote at the meeting. If the business combination is not completed, these shares will not be redeemed. If a holder of public shares properly demands redemption, Nubia will redeem each public share for a full pro rata portion of the trust account holding the proceeds from Nubia’s initial public offering, calculated as of two business days prior to the consummation of the business combination.

Because Global Graphene Group, Inc., a Delaware corporation and the parent of HBC, will hold approximately 81.8% of the voting power of the Combined Company upon the closing of the Transactions, we will be a “controlled company” under the corporate governance rules of Nasdaq. We do not currently expect to rely upon the “controlled company” exemptions. However, the Combined Company may in the future decide to rely on the controlled company exemptions should it decide that it is in its interest to do so. See “Risk Factors — Following the Business Combination, we may become a “controlled company” within the meaning of Nasdaq listing standards and, as a result, will qualify for, and may rely on, exemptions from certain corporate governance requirements. As a result, you may not have the same protections afforded to shareholders of companies that are subject to such requirements.”

Nubia is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and has elected to comply with certain reduced public company reporting requirements.

Nubia will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of the Nubia IPO, (b) in which Nubia has total annual gross revenue of at least $1.07 billion, or (c) in which Nubia is deemed to be a large accelerated filer, which means the market value of Nubia’s common stock that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which Nubia has issued more than $1.00 billion in non-convertible debt during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.

This proxy statement provides you with detailed information about the Transactions and other matters to be considered at the special meeting of Nubia’s stockholders. We encourage you to carefully read this entire document, including the Annexes attached hereto. In particular, when you consider the recommendation regarding these proposals by the board of directors of Nubia, you should keep in mind that Nubia’s directors and officers have interests in the Transactions that are different from or in addition to, or may conflict with, your interests as a stockholder. For instance, the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidating Nubia. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 28.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

The Transactions described in the accompanying proxy statement have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the merits or fairness of the business combination or related Transactions, or passed upon the accuracy or adequacy of the disclosure in this proxy statement. Any representation to the contrary is a criminal offense.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Alexander Monje
Chairman of the Board of Directors

[•], 2023

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE NUBIA REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO NUBIA’S TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING.    YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT AND WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. PLEASE SEE THE SECTION ENTITLED “SPECIAL MEETING OF NUBIA STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

This proxy statement is dated [•], 2023 and is first being mailed to Nubia stockholders on or about [•], 2023.

ADDITIONAL INFORMATION

No person is authorized to give any information or to make any representation with respect to the matters that this proxy statement describes other than those contained in this proxy statement, and, if given or made, the information or representation must not be relied upon as having been authorized by Nubia or HBC. This proxy statement does not constitute an offer to sell or a solicitation of an offer to buy securities or a solicitation of a proxy in any jurisdiction where, or to any person to whom, it is unlawful to make such an offer or a solicitation. Neither the delivery of this proxy statement nor any distribution of securities made under this proxy statement will, under any circumstances, create an implication that there has been no change in the affairs of Nubia or HBC since the date of this proxy statement or that any information contained herein is correct as of any time subsequent to such date.

NUBIA BRAND INTERNATIONAL CORP.
13355 Noel Rd, Suite 1100
Dallas, TX 75240

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023

TO THE STOCKHOLDERS OF NUBIA BRAND INTERNATIONAL CORP.

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Nubia Brand International Corp., a Delaware corporation (“Nubia,” “we” or “our”), will be held via live webcast at [•] a.m. Eastern Time, on [•], 2023. The special meeting can be accessed by visiting [•], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the special meeting by means of remote communication.

On behalf of Nubia’s board of directors (the “Nubia Board”), you are cordially invited to attend the special meeting, to conduct the following business items:

(1)     Proposal No. 1 — To consider and vote upon a proposal to approve the business combination described in the accompanying proxy statement, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the accompanying proxy statement — we refer to this proposal as the “business combination proposal”;

(2)     Proposal No. 2 — To consider and vote upon a proposal to approve and adopt the second amended and restated certificate of incorporation of Nubia in the form attached hereto as Annex B (the “second amended and restated certificate of incorporation”) — we refer to this proposal as the “charter proposal”;

(3)     Proposal No. 3 — To consider and vote upon a proposal to consider and vote upon a proposal to amend Nubia’s existing amended and restated certificate of incorporation to expand the methods that Nubia may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission — we refer to this proposal as the “NTA amendment proposal”;

(4)     Proposal No. 4 — a proposal to approve and adopt the Combined Company’s 2023 Stock Incentive Plan (the “Incentive Plan”), and the material terms thereof, including the authorization of the initial share reserve thereunder — we refer to this proposal as the “incentive plan proposal.” A copy of the Incentive Plan is attached to the accompanying proxy statement as Annex D;

(5)     Proposal No. 5 — To consider and vote upon a proposal to elect seven directors to serve on the Combined Company’s board of directors effective as of the closing of the Transactions in accordance with the Merger Agreement — we refer to this proposal as the “director election proposal”;

(6)     Proposal No. 6 — To consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the issued and outstanding Nubia’s Class A common stock and the resulting change in control in connection with the Transactions — we refer to this proposal as the “Nasdaq proposal”; and

(7)     Proposal No. 7 — To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal or the Nasdaq proposal — we refer to this proposal as the “adjournment proposal.”

Each of these proposals is more fully described in the accompanying proxy statement, which we encourage you to read carefully and in its entirety before voting. Only holders of record of Nubia common stock at the close of business on [•], 2023 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements thereof.

After careful consideration, the Nubia Board has determined that the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal, the Nasdaq proposal and the adjournment proposal are fair to and in the best interests of Nubia and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the business combination proposal, “FOR” the charter proposal, “FOR” the NTA amendment proposal, “FOR” the incentive plan proposal, “FOR” the director election proposal, “FOR” the Nasdaq proposal and “FOR” the adjournment proposal, if presented. When you consider the Nubia Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Transactions that are different from, or in addition to, the interests of Nubia stockholders generally. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” for additional information. The Nubia Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Transactions and in recommending to the Nubia stockholders that they vote in favor of the proposals presented at the special meeting.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the director election proposal and the Nasdaq proposal. If any of those proposals are not approved, we will not consummate the Transactions.

Pursuant to Nubia’s current certificate of incorporation, a holder of public shares may demand that Nubia redeem such shares for cash if the business combination is consummated. Holders of public shares will be entitled to receive cash for these shares only if they demand that Nubia redeem their shares for cash no later than the second business day prior to the vote on the business combination proposal by delivering their stock to Nubia’s transfer agent prior to the vote at the meeting. If the business combination is not completed, these shares will not be redeemed. If a holder of public shares properly demands redemption, Nubia will redeem each public share for a full pro rata portion of the trust account, calculated as of two business days prior to the consummation of the business combination.

All Nubia stockholders are cordially invited to attend the special meeting and we are providing the accompanying proxy statement and proxy card in connection with the solicitation of proxies to be voted at the special meeting (or any adjournment or postponement thereof). To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote, obtain a proxy from your broker or bank.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Alexander Monje
Chairman of the Board of Directors

[•], 2023

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE NUBIA REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO NUBIA’S TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING.    YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT AND WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. PLEASE SEE THE SECTION ENTITLED “SPECIAL MEETING OF NUBIA STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

i

FREQUENTLY USED TERMS

Unless otherwise stated in this proxy statement or the context otherwise requires, references to:

“amended and restated bylaws” are to the form of amended and restated bylaws of the Combined Company, attached as Annex C;

“Closing” are to the consummation of the Transactions;

“Closing Date” are to the date on which the Transactions are consummated;

“Code” are to the U.S. Internal Revenue Code of 1986, as amended.

“Combined Company” are to the new public entity following the consummation of the Transactions, the name of which shall be [            ];

“Combined Company’s Common Stock” are to shares of common stock, par value $0.0001 per share, of the Combined Company;

“Combined Company Warrants” are to all issued and outstanding warrants to purchase shares of the Combined Company’s Common Stock immediately following the Closing of the Merger;

“common stock” are to Nubia’s Class A common stock and Nubia’s Class B common stock;

“Company Lock-Up Agreement” are to the Company Lock-Up Agreement, dated as of February 16, 2023, by and among Nubia and certain other parties thereto;

“Company Support Agreement” are to the Company Support Agreement, dated as of February 16, 2023, by and among Nubia and certain other parties thereto;

“completion window” are to the period following the completion of Nubia’s IPO at the end of which, if Nubia has not completed an initial business combination, it will redeem 100% of the public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of permitted tax and working capital withdrawals and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, subject to applicable law and certain conditions. The completion window ends on June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation);

“current bylaws” are to Nubia’s bylaws in effect as of the date of this proxy statement;

“current certificate of incorporation” are to Nubia’s amended and restated certificate of incorporation in effect as of the date of this proxy statement;

“DGCL” are to the Delaware General Corporation Law, as amended;

“Effective Time” are to the date and time that the Merger becomes effective;

“Exchange Act” are to the Securities Exchange Act of 1934, as amended;

“founder shares” are to shares of Nubia’s Class B common stock and Nubia’s Class A common stock issued upon the automatic conversion thereof at the time of Nubia’s initial business combination. The founder shares are held of record by the Sponsor as of the record date;

“GAAP” are to accounting principles generally accepted in the United States of America;

“G3” or “Parent” are to Global Graphene Group, Inc., a Delaware corporation and the parent of HBC;

“GWh” means giga-watt hours;

“HBC” are to Honeycomb Battery Company, an Ohio corporation;

“HSR Act” are to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

“Honeycomb” are, prior to the Restructuring (as defined below), to the battery group of G3 together with its consolidated subsidiaries, and after the Restructuring, to the Combined Company together with its consolidated subsidiaries;

“Incentive Plan” are to the Combined Company’s 2023 Stock Incentive Plan;

“Insiders” are to Jaymes Winters, Vlad Prantsevich, David Campbell, Michael Patterson, Karin-Joyce (KJ) Tjon, Yvonne Brown, and Alexander Monje;

“MT” means metric tons;

“Merger” are to the merger of Merger Sub and HBC, with HBC surviving such merger as a wholly owned subsidiary of Nubia;

“Merger Agreement” are to that certain Merger Agreement, dated as of February 16, 2023, by and among Nubia, HBC and Merger Sub, as the same has been or may be amended, modified, supplemented or waived from time to time;

“Merger Consideration” are to the aggregate consideration to be paid to the shareholders of HBC pursuant to the Merger Agreement;

“Nasdaq” are to The Nasdaq Stock Market LLC;

“Nubia” are to Nubia Brand International Corp., a Delaware Corporation;

“Nubia IPO” are to the initial public offering by Nubia which closed on March 15, 2022;

“Nubia’s Class A common stock” are, prior to consummation of the Transactions, to Nubia’s Class A common stock, par value $0.0001 per share and, following consummation of the Transactions, to the Combined Company’s Common Stock;

“Nubia’s Class B common stock” are to Nubia’s Class B common stock, par value $0.0001 per share;

“private placement warrants” are to Nubia’s warrants issued to the Sponsor in a private placement simultaneously with the closing of the Nubia IPO;

“pro forma” are to giving pro forma effect to the Transactions and the other related events contemplated by the Merger Agreement;

“public shares” are to shares of Nubia’s Class A common stock sold as part of the units in the Nubia IPO (whether they were purchased in the Nubia IPO or thereafter in the open market);

“public stockholders” are to the holders of Nubia’s public shares, including the Sponsor and Nubia’s officers and directors to the extent the Sponsor and Nubia’s officers or directors purchase public shares, provided that each of their status as a “public stockholder” shall only exist with respect to such public shares;

“public warrants” are to Nubia’s warrants sold as part of the units in the Nubia IPO (whether they were purchased in the Nubia IPO or thereafter in the open market);

“SEC” are to the United States Securities and Exchange Commission;

“Securities Act” are to the Securities Act of 1933, as amended;

“Sponsor” are to Mach FM Acquisitions LLC, a Delaware limited liability company;

“Transactions” are to the Merger, together with the other transactions contemplated by the Merger Agreement and the related agreements;

“trust account” are to the trust account of Nubia that holds the proceeds from the Nubia IPO;

“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value per share on such date(s) as reasonably determined by Nubia,” and

“warrants” are to the public warrants and the private placement warrants.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the special meeting and the proposals to be presented at the special meeting, including with respect to the proposed business combination. The following questions and answers do not include all the information that is important to Nubia stockholders. Stockholders are urged to read carefully this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposed business combination and the voting procedures for the special meeting.

Q.     Why am I receiving this proxy statement?

A.     Nubia and HBC have agreed to a business combination under the terms of the Merger Agreement that is described in this proxy statement. A copy of the Merger Agreement is attached to this proxy statement as Annex A, and Nubia encourages its stockholders to read it in its entirety. Nubia’s stockholders are being asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, which, among other things, includes provisions for the Merger of Merger Sub with and into HBC, with HBC surviving such merger as a wholly owned subsidiary of Nubia. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal.”

This proxy statement and its Annexes contain important information about the proposed business combination and the other matters to be acted upon at the special meeting. You should read this proxy statement and its Annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.

Q.     When and where is the Special Meeting?

A.     The special meeting will be held via live webcast on [•], 2023 at [•] a.m. Eastern Time. The special meeting can be accessed by visiting [•], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the special meeting by means of remote communication.

Q.     What are the proposals on which I am being asked to vote at the special meeting?

A.     The stockholders of Nubia will be asked to consider and vote on the following proposals at the special meeting:

1.       a proposal to approve the business combination described in this proxy statement, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in this proxy statement. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal”;

2.       a proposal to approve and adopt the second amended and restated certificate of incorporation of Nubia in the form attached hereto as Annex B. Please see the section entitled “Proposal No. 2 — The Charter Proposal”;

3.       a proposal to consider and vote upon a proposal to amend Nubia’s existing amended and restated certificate of incorporation to expand the methods that Nubia may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. Please see the section entitled “Proposal No. — The NTA Amendment Proposal”;

4.       a proposal to approve and adopt the Incentive Plan, and the material terms thereof, including the authorization of the initial share reserve thereunder. Please see the section entitled “Proposal No. 4 — The Incentive Plan Proposal”;

5.       a proposal to elect seven directors to serve on the Combined Company’s board of directors effective as of the closing of the Transactions in accordance with the Merger Agreement. Please see the section entitled “Proposal No. 5 — The Director Election Proposal”;

v

6.       a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the issued and outstanding Nubia’s Class A common stock and the resulting change in control in connection with the Transactions — we refer to this proposal as the “Nasdaq proposal”; and

7.       a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal or the Nasdaq proposal. Please see the section entitled “Proposal No. 7 — The Adjournment Proposal.”

Nubia will hold the special meeting of its stockholders to consider and vote upon these proposals. This proxy statement contains important information about the proposed business combination and the other matters to be acted upon at the special meeting. Stockholders should read it carefully.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the director election proposal and the Nasdaq proposal. If any of those proposals are not approved, we will not consummate the Transactions.

The vote of stockholders is important. Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q.     Why is Nubia proposing the business combination?

A.     Nubia was organized to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities.

On March 15, 2022, Nubia completed its initial public offering of units, with each unit consisting of one share of its Nubia’s Class A common stock and one-half of one warrant, each whole warrant to purchase one share of Nubia’s Class A common stock at a price of $11.50, raising total gross proceeds of approximately $123,500,000. As of [•], 2023, the record date for the special meeting, there was approximately $[•] held in the trust account. Since the Nubia IPO, Nubia’s activity has been limited to the evaluation of business combination candidates.

Honeycomb is in the business of the development and commercialization of battery materials, components, cells and selected module/pack technologies. The Nubia Board conducted extensive due diligence on Honeycomb’s business, financial condition, management team, and future growth prospects in executing upon and achieving its business plan. The Nubia Board considered the results of the diligence review. As a result, Nubia believes that a business combination with Honeycomb will provide Nubia stockholders with an opportunity to participate in the ownership of a company with significant growth potential. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Nubia Board of Directors’ Reasons for Approval of the Transactions.”

Q.     Why is Nubia providing stockholders with the opportunity to vote on the business combination?

A.     Under our current certificate of incorporation, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the business combination proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the closing of the business combination.

Q.     What will happen in the business combination?

A.     Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Nubia will acquire Honeycomb in a series of transactions we collectively refer to as the “business combination” or the “Transactions.” At the closing of the business combination contemplated by the Merger Agreement, among other things, Merger Sub will merge with and into HBC, with HBC surviving the Merger as a wholly owned subsidiary of Nubia.

Q.     Following the business combination, will the Combined Company’s securities continue to trade on a stock exchange?

A.     Yes. We have applied to have the Combined Company’s Common Stock and public warrants listed on Nasdaq. In connection with the business combination, Nubia will change its name to Honeycomb Battery Company and upon the Closing, we expect that and the Combined Company’s Common Stock and warrants will begin trading on Nasdaq under the symbols “[_]” and “[_]” respectively. As a result, Nubia’s publicly traded units will separate into the component securities upon consummation of the business combination and will no longer trade as a separate security.

Q.     How will the business combination impact the shares of Nubia outstanding after the business combination?

A.     Upon completion of the Transactions, we anticipate that: (1) G3, which owns all of the issued and outstanding shares of HBC, is expected to hold an ownership interest of 81.8% of the issued and outstanding shares of the Combined Company’s Common Stock, (2) the Sponsor is expected to hold an ownership interest of 3.6% of the issued and outstanding shares of the Combined Company’s Common Stock, and (3) Nubia’s public stockholders will retain an ownership interest of 14.4% of the issued and outstanding shares of the Combined Company’s Common Stock. These levels of ownership interest assume (i) that no public stockholders exercise their redemption rights in connection with the Transactions, and (ii) no exercises of warrants to purchase the Combined Company’s Common Stock. If the actual facts are different from these assumptions, the percentage ownership retained by the current Nubia stockholders in the Combined Company will be different.

Q.     Will the management of Honeycomb change in the business combination?

A.     We anticipate that Jaymes Winters, the CEO of Nubia, Vlad Prantsevich, the CFO of Nubia, and Davey Thomas will respectively be appointed Chief Executive Officer, Chief Financial Officer and Vice President of Power Systems of the Combined Company at Closing. Dr. Bor Jang will be appointed Executive Chairman and Chief Science Officer. In addition, following the Closing, the Combined Company’s board of directors will include seven directors, five of whom will be nominated by Honeycomb and two of whom will be nominated by Nubia. At least four of the seven directors are expected to be independent such that a majority of the board of directors is independent. Please see the sections entitled “Proposal No. 5 — The Director Election Proposal” and “Management After the Business Combination” for additional information.

Q.     What equity stake will current Nubia stockholders and HBC shareholders hold in the Combined Company immediately after the consummation of the Transactions?

A.     As of the date of this proxy statement, there are (i) 15,561,000 shares of common stock issued and outstanding, which includes the 3,087,500 founder shares held by the Sponsor and the 12,473,500 public shares and (ii) 11,580,000 warrants issued and outstanding, which includes the 5,405,000 private placement warrants held by the Sponsor and the 6,175,000 public warrants. Each whole warrant entitles the holder thereof to purchase one share of Nubia’s Class A common stock and, following the Transactions, will entitle the holder thereof to purchase one share of the Combined Company’s Common Stock. Therefore, as of the date of this proxy statement (without giving effect to the Transactions) the Nubia fully diluted share capital would be 27,141,000 common stock equivalents.

Upon completion of the Transactions, we anticipate that: (1) G3, which owns all of the issued and outstanding shares of HBC, is expected to hold an ownership interest of 81.8% of the issued and outstanding shares of the Combined Company’s Common Stock, (2) the Sponsor is expected to hold an ownership interest of 3.6% of the issued and outstanding shares of the Combined Company’s Common Stock, and (3) Nubia’s public stockholders will retain an ownership interest of 14.4% of the issued and outstanding shares of the Combined Company’s Common Stock. These levels of ownership interest assume (i) that no public stockholders exercise their redemption rights in connection with the Transactions and (ii) no exercises of warrants to purchase the Combined Company’s Common Stock. If the actual facts are different from these assumptions, the percentage ownership retained by the current Nubia stockholders in the Combined Company will be different.

The following table illustrates varying ownership levels in the Combined Company immediately following the consummation of the Transactions based on the assumptions above:

	Pro Forma Combined (Assuming No Redemptions)		Pro Forma Combined (Assuming 50% Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)(4)
	Number of Shares	% Ownership	Number of Shares	% Ownership	Number of Shares	% Ownership
HBC shareholders(1)(2)	70,000,000	81.8%	70,000,000	88.2%	70,000,000	95.6%
Nubia Sponsor	3,087,500	3.6%	3,087,500	3.9%	3,087,500	4.2%
Underwriter	123,500	0.1%	123,500	0.2%	123,500	0.2%
Nubia public stockholders	12,350,000	14.4%	6,175,000	7.8%	—	0.0%
Total(3)	85,561,000	100.0%	79,386,000	100.0%	73,211,000	100.0%

____________

(1)      G3 (as defined below) owns all issued and outstanding shares of HBC. Dr. Jang is the Chairman of the Board of Directors of G3 and, as a result, may be deemed to beneficially own and have shared voting power and shared dispositive power with respect to all shares owned by G3 (the “G3 Shares”). Dr. Jang expressly disclaims ownership of the G3 Shares. The address for Dr. Jang and G3 is 1240 McCook Ave., Dayton, Ohio 45404.

(2)      Does not includes shares subject to the earn out.

(3)      Does not includes warrants of 11,580,000.

(4)      Assumes all 12,350,000 shares held by the Nubia public stockholders are redeemed.

See the subsection entitled “Summary of the Proxy Statement — Impact of the Business Combination on the Combined Company’s Public Float” and section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Q.     What conditions must be satisfied to complete the Business Combination?

A.     There are a number of closing conditions in the Merger Agreement, including the expiration or termination of the applicable waiting period under the HSR Act, and the approval by the stockholders of Nubia of the business combination proposal, the Nasdaq proposal, the charter proposal, the incentive plan proposal and the director proposal. For a summary of the conditions that must be satisfied or waived prior to completion of the business combination, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Merger Agreement.”

Q.     What happens if I sell my shares of Nubia’s Class A common stock before the special meeting?

A.     The record date for the special meeting is earlier than the date that the business combination is expected to be completed. If you transfer your shares of Nubia’s Class A common stock after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. However, you will not be able to seek redemption of your shares of Nubia’s Class A common stock because you will no longer be able to deliver them for cancellation upon consummation of the business combination. If you transfer your shares of Nubia’s Class A common stock prior to the record date, you will have no right to vote those shares at the special meeting or redeem those shares for a pro rata portion of the proceeds held in our trust account.

Q.     What constitutes a quorum at the special meeting?

A.      A majority of the voting power of all issued and outstanding shares of common stock entitled to vote as of the record date at the special meeting must be present via the virtual meeting platform, or represented by proxy, at the special meeting to constitute a quorum and in order to conduct business at the special meeting. Abstentions will be counted as present for the purpose of determining a quorum. As of the record date for the special meeting, [•] shares of our common stock would be required to be present at the special meeting to achieve a quorum.

Nubia’s bylaws permit the chair of the special meeting to adjourn the special meeting, whether or not there is a quorum, to a later date, time, and place. Notice of such adjournment need not be given if the date, time, and place (or means of remote communication, if any) of the adjourned meeting are announced at the special meeting.

Q.     What vote is required to approve the proposals presented at the special meeting?

A.     The approval of each of the business combination proposal, the incentive plan proposal, the Nasdaq proposal and the adjournment proposal require the affirmative vote of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting. As a result, in the event that only the minimum number of shares representing a quorum is present at the special meeting, in addition to our initial stockholders’ founder shares and the representative shares, we would need only 679,251, or 5.5%, of the 12,350,000 public shares to be voted in favor of the business combination proposal, the incentive plan proposal, the Nasdaq proposal and the adjournment proposal in order to have such proposals approved (assuming that the initial stockholders do not purchase any units or shares in the open-market). Accordingly, if a valid quorum is established, which requires the presence in person or by proxy of 4,816,500, or 39%, of the outstanding public shares (in addition to the founder shares and representative shares), a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the business combination proposal, the incentive plan proposal, the Nasdaq proposal and the adjournment proposal will have no effect on such proposals.

The approval of the charter proposal and the NTA amendment proposal each require the affirmative vote of holders of at least sixty-five percent (65%) of all of Nubia’s outstanding shares of common stock, and the approval of the charter proposal also requires the affirmative vote of holders of a majority of Nubia’s Class A common stock, or 6,175,001 public shares, voting as a separate class. As a result, in the event that only the minimum number of shares representing a quorum is present at the special meeting, in addition to our initial stockholders’ founder shares and the representative shares, we would need only 5,063,500, or 41%, of the 12,350,000 public shares to be voted in favor of the charter proposal and the NTA amendment proposal in order to have such proposals approved (assuming that the initial stockholders do not purchase any units or shares in the open-market).

Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the charter proposal will have the same effect as a vote “against” such proposal.

Directors are elected by a plurality of all of the votes cast by holders of shares of Nubia’s common stock represented at the special meeting by attendance via the virtual meeting website or by proxy and entitled to vote thereon at the special meeting. This means that the seven director nominees who receive the most affirmative votes will be elected. Nubia stockholders may not cumulate their votes with respect to the election of directors. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the director election proposal will have no effect on such proposal.

Q.     How many votes do I have at the special meeting?

A.     Our stockholders are entitled to one vote on each proposal presented at the special meeting for each share of common stock held of record as of [•], 2023, the record date for the special meeting. As of the close of business on the record date, there were [•] outstanding shares of our common stock.

Q.     Do I have redemption rights?

A.     If you are a holder of public shares, you have the right to demand that Nubia redeem such shares for a pro rata portion of the cash held in Nubia’s trust account. Nubia sometimes refers to these rights to demand redemption of the public shares as “redemption rights.”

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed.

If the NTA Amendment Proposal is not approved, the business combination may be consummated only if Nubia has at least $5,000,001 of net tangible assets after giving effect to all holders of public shares that properly demand redemption of their shares for cash in accordance with Nubia’s current certificate of incorporation.

Q.     How do I exercise my redemption rights?

A.     If you are a holder of public shares and wish to exercise your redemption rights, you must demand that Nubia redeem your shares into cash no later than the second business day preceding the vote on the business combination proposal by delivering your stock to Nubia’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit and Withdrawal at Custodian) system prior to the vote at the special meeting. Any holder of public shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the trust account (which, for illustrative purposes, was approximately $[•] or $[•] per share, as of [•], 2023, the record date for the special meeting). Such amount, less any owed but unpaid taxes on the funds in the trust account, will be paid promptly upon consummation of the business combination. However, under Delaware law, the proceeds held in the trust account could be subject to claims which could take priority over those of Nubia’s public stockholders exercising redemption rights, regardless of whether such holders vote for or against the business combination proposal. Therefore, the per-share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal other than the business combination proposal will have no impact on the amount you will receive upon exercise of your redemption rights.

Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the business combination proposal at the special meeting. If you deliver your shares for redemption to Nubia’s transfer agent and later decide prior to the special meeting not to elect redemption, you may request that Nubia’s transfer agent return the shares (physically or electronically). You may make such request by contacting Nubia’s transfer agent at the address listed at the end of this section.

Any corrected or changed proxy card or written demand of redemption rights must be received by Nubia’s transfer agent prior to the vote taken on the business combination proposal at the special meeting. No demand for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to the transfer agent prior to the vote at the special meeting.

If a redemption demand is properly made as described above, then, if the business combination is consummated, Nubia will redeem these shares for a pro rata portion of funds deposited in the trust account. If you exercise your redemption rights, then you will be exchanging your shares of Nubia common stock for cash.

Q.     What are the U.S. federal income tax consequences of exercising my redemption rights?

A.     In the event that a U.S. Holder or Non-U.S. Holder elects to redeem its holdings of Nubia’s Class A common stock for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of Nubia’s Class A common stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. Whether the redemption qualifies as a sale or exchange or is treated as a distribution will depend on the facts and circumstances of each particular U.S. Holder or Non-U.S. Holder at the time such holder exercises his, her, or its redemption rights. See “Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of Exercising Redemption Rights” for a more detailed discussion of the U.S. federal income tax consequences of a U.S. Holder or Non-U.S. Holder electing to redeem its holdings of Nubia’s Class A common stock for cash.

Q.     What are the U.S. federal income tax consequences of the Merger?

A.     The U.S. federal income tax treatment of the Merger is not certain. For U.S. federal income tax purposes, the Merger might qualify as (a) a tax-deferred reorganization within the meaning of Sections 368(a) of the Code or (b) a tax-deferred contribution described in Section 351(a) of the Code. Alternatively, the Merger might be treated, for U.S. federal income tax purposes, as a taxable exchange by the shareholders of HBC common stock for Nubia’s Class A common stock. See “Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of the Merger” for a more detailed discussion of the U.S. federal income tax consequences of the Merger.

x

Q.     How do the Public Warrants differ from the Private Placement Warrants and what are the related risks for any public warrant holders post business combination?

A.     The Public Warrants are identical to the Private Placement Warrants in material terms and provisions, except that the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the Closing (except in limited circumstances), will not be redeemable by Nubia so long as they are held by the Initial Stockholders, including any of their permitted transferees, and may be exercised by the holders on a cashless basis. If the Private Placement Warrants are held by holders other than the Initial Stockholders, including any of their permitted transferees, they will be redeemable by Nubia and exercisable by the holders on the same basis as the Public Warrants. The Sponsor agreed not to transfer, assign or sell any of the Private Placement Warrants, including the common stock issuable upon exercise of such warrants (except to certain permitted transferees), until 30 days after the Closing.

Following the Closing, the Combined Company may redeem your Public Warrants prior to their exercise at a time that is disadvantageous to you. The Combined Company will have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per Public Warrant, provided that the closing price of Nubia Common Stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30 trading day period ending on the third trading day prior to proper notice of such redemption, provided that certain other conditions are met. If and when the Public Warrants become redeemable by the Combined Company, it may exercise the redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. As a result, the Combined Company may redeem the Public Warrants as set forth above even if the holders are otherwise unable to exercise the Public Warrants. Redemption of the outstanding Public Warrants could force you (i) to exercise your Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Public Warrants at the then-current market price when you might otherwise wish to hold your Public Warrants or (iii) to accept the nominal redemption price which, at the time the outstanding Public Warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the Private Placement Warrants will be redeemable by the Combined Company so long as they are held by the Sponsor, including its permitted transferees. If the Private Placement Warrants are held by holders other than the Sponsor, they will be redeemable by the Combined Company and exercisable by the holders on the same basis as the Public Warrants.

If a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within 90 days from the consummation of Nubia’s initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Combined Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act provided that such exemption is available. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis. The Private Placement Warrants, however, are exercisable on a cashless basis at the holder’s option so long as they are still held by the Sponsor or its permitted transferees.

Historical trading prices for shares of Nubia Common Stock have varied between a low of approximately $[_] per share on [_], 2022 to a high of approximately $[_] per share on [_], 2023 but have not approached the $18.00 per share threshold for redemption (which, as described above, would be required for 20 trading days within a 30 trading-day period after they become exercisable and prior to their expiration, at which point the Public Warrants would become redeemable). In the event that, after the Transactions, the Combined Company elects to redeem all of the redeemable warrants as described above, the Combined Company will fix a date for the redemption. Notice of redemption will be mailed by first class mail, postage prepaid, by the Combined Company not less than 30 days prior to the redemption date to the registered holders of the Public Warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the Warrant Agreement dated March 10, 2022, between Nubia and Continental Stock Transfer & Trust Company, as warrant agent, shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable warrants will be notified of such redemption by our posting of the redemption notice to DTC. Please see “Risk Factors — Even if Nubia consummates the Business Combination, there can be no assurance that the Public Warrants will be in the money during their exercise period, and they may expire worthless” and “Risk Factors — Nubia may redeem unexpired warrants, in accordance with their terms, prior to their exercise at a time that is disadvantageous to holders of warrants” for more information.

Q.     Do I have appraisal rights if I object to the proposed business combination?

A.     No. Neither Nubia stockholders nor its unit or warrant holders have appraisal rights in connection with the business combination under the DGCL. Please see the section entitled “Special Meeting of Nubia Stockholders — Appraisal Rights.”

Q.     What happens to the funds deposited in the trust account after consummation of the business combination?

A.     The net proceeds of the Nubia IPO and the concurrent private placement, a total of $125,970,000, were placed in the trust account immediately following the Nubia IPO. As of [•], 2023, the record date for the special meeting, there was approximately $[•] held in the trust account. After consummation of the business combination, the funds in the trust account will be used to pay holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the business combination (including aggregate fees of up to $4,322,500 as deferred underwriting commissions) and to fund the Merger Consideration.

Q.     What happens if a substantial number of public stockholders vote in favor of the business combination proposal and exercise their redemption rights?

A.     Nubia’s public stockholders may vote in favor of the business combination and still exercise their redemption rights. Accordingly, the business combination may be consummated even though the funds available from the trust account and the number of public stockholders are substantially reduced as a result of redemptions by public stockholders.

Q.     What happens if the business combination is not consummated?

A.     If Nubia does not complete the business combination with Honeycomb for whatever reason, Nubia would search for another target business with which to complete a business combination. If Nubia does not complete a business combination with Honeycomb or another target business by June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation), Nubia must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then held in the trust account divided by the number of outstanding public shares. The Sponsor and the Insiders have no redemption rights in the event a business combination is not effected in the completion window, and, accordingly, their founder shares will be worthless. Additionally, in the event of such liquidation, there will be no distribution with respect to Nubia’s outstanding warrants. Accordingly, the warrants will be worthless. On March 13, 2023, in accordance with the current certificate of incorporation, Nubia contributed an aggregate of $1,235,000 (or $0.10 per share for each outstanding public share) to the trust account and extended the time to complete a business combination from March 15, 2023 to June 15, 2023. As of [•], 2023, the record date for the special meeting, there was approximately $[•] held in the trust account.

Q.     How does the Sponsor intend to vote on the proposals?

A.     The Sponsor owns of record and is entitled to vote an aggregate of 20% of the outstanding shares of Nubia’s common stock as of the record date. The Sponsor and the Insiders have agreed to vote any founder shares and any public shares held by them as of the record date, in favor of the Transactions. The Sponsor and Insiders may have interests in the Transactions that may conflict with your interests as a stockholder, see the sections entitled “Summary of the Proxy statement — Interests of Certain Persons in the Business Combination” and “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

Q.     When do you expect the business combination to be completed?

A.     It is currently anticipated that the business combination will be consummated promptly following the Nubia special meeting which is set for [•], 2023, subject to the satisfaction of customary closing conditions; however, such meeting could be adjourned, as described above. For a description of the conditions to the completion of the business combination, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Conditions to Closing of the Transactions.”

Q.     What do I need to do now?

A.     Nubia urges you to read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the business combination will affect you as a stockholder and/or warrant holder of Nubia. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card, or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or other nominee.

Q.     How do I vote?

A.     The special meeting will be held via live webcast at [•] a.m. Eastern Time, on [•], 2023. The special meeting can be accessed by visiting [•], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the special meeting by means of remote communication.

If you are a holder of record of Nubia common stock on [•], 2023, the record date for the special meeting, you may vote at the special meeting via the virtual meeting platform or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote, obtain a proxy from your broker, bank or nominee.

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-routine and, therefore, your broker, bank or nominee cannot vote your shares without your instruction on any of the proposals presented at the special meeting. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.     How will a broker non-vote impact the results of each proposal?

A.     Broker non-votes will count as a vote “AGAINST” the charter proposal but will not have any effect on the outcome of any other proposals.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. Stockholders of record may send a later-dated, signed proxy card to Nubia’s transfer agent at the address set forth at the end of this section so that it is received prior to the vote at the special meeting or attend the special meeting and vote. Stockholders also may revoke their proxy by sending a notice of revocation to Nubia’s transfer agent, which must be received prior to the vote at the special meeting.

Q.     What happens if I fail to take any action with respect to the special meeting?

A.     If you fail to take any action with respect to the special meeting and the business combination is approved by stockholders, the business combination will be consummated in accordance with the terms of the Merger Agreement. If you fail to take any action with respect to the special meeting and the business combination is not approved, we will not consummate the business combination.

Q.     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.     Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the special meeting.

Q.     What should I do if I receive more than one set of voting materials?

A.     Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Nubia shares.

Q.     Who can help answer my questions?

A.     If you have questions about the Transactions or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Nubia Brand International Corp.
13355 Noel Rd, Suite 1100
Dallas, TX 75240
Tel: (972) 918-5120

or:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: [•]

To obtain timely delivery, our stockholders must request any additional materials no later than five business days prior to the special meeting. You may also obtain additional information about Nubia from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your public shares, you will need to deliver your stock (either physically or electronically) to Nubia’s transfer agent at the address below prior to the vote at the special meeting. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Redemption Rights.”

If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
(212) 509-4000

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the special meeting, including the business combination proposal, you should read this entire document carefully, including the Merger Agreement attached as Annex A to this proxy statement. The Merger Agreement is the legal document that governs the Transactions that will be undertaken in connection with the business combination. It is also described in detail in this proxy statement in the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Merger Agreement.”

The Parties

Nubia

Nubia Brand International Corp. is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Nubia was incorporated under the laws of Delaware on June 14, 2021.

On March 15, 2022, Nubia closed its initial public offering of 12,350,000 units, including the exercise of the over-allotment option to the extent of 1,350,000 units, with each unit consisting of one share of its Class A common stock and one-half of one warrant, each whole warrant to purchase one share of its Class A common stock at a purchase price of $11.50 per share, subject to adjustment as provided in Nubia’s final prospectus filed with the Securities and Exchange Commission on March 14, 2022 (File No. 333-261114). The units from the Nubia IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $123,500,000.

Simultaneously with the consummation of the Nubia IPO and the exercise of the underwriters’ over-allotment option, Nubia consummated the private sale of 5,405,000 warrants at $1.00 per warrant for an aggregate purchase price of $5,405,000. A total of $125,970,000, was deposited into the trust account and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Nubia IPO was conducted pursuant to a registration statement on Form S-1 that became effective on March 10, 2022.

As of [•], 2023, the record date for the special meeting, there was approximately $[•] held in the trust account.

Nubia’s units, Class A common stock and warrants are listed on the Nasdaq under the symbols NUBIU, NUBI and NUBIW, respectively. Upon the Closing, we expect that the Combined Company’s common stock and public warrants will begin trading on Nasdaq under the symbols “[_]” and “[_],” respectively.

The mailing address of Nubia’s principal executive office is 13355 Noel Rd, Suite 1100 Dallas, TX 75240. Its telephone number is (972) 918-5120. After the consummation of the business combination, its principal executive office will be that of Honeycomb.

Merger Sub

Nubia Merger Sub, Inc. is a wholly owned subsidiary of Nubia formed solely for the purpose of effectuating the Merger described herein. Merger Sub was incorporated under the laws of Ohio as a corporation on February 14, 2023. Merger Sub owns no material assets and does not operate any business.

The mailing address of Merger Sub’s principal executive office is 13355 Noel Rd, Suite 1100 Dallas, TX 75240. Its telephone number is (972) 918-5120. After the consummation of the business combination, Merger Sub will cease to exist as a separate legal entity.

Honeycomb

Honeycomb Battery Company, an Ohio corporation, is engaged in researching, developing and manufacturing battery components and materials, batteries and related energy storage products, for the automotive electric vehicle and other markets (the “Battery Business”). Global Graphene Group, Inc., a Delaware corporation, is the parent of HBC and G3 is engaged in the researching, developing and manufacturing of graphene and related materials for a variety of industrial uses including batteries (the “Graphene Business”).

G3 is in the process of converting Honeycomb into an independently operated company. This process (referred to herein as the “Restructuring”) will involve (i) the transfer from G3 to HBC of all real property, personal property and equipment, contracts and agreements of G3 related to the Battery Business (this will include all battery-related patents and patent applications held by G3, of which there are in excess of 520 (the “Battery Patents”)); (ii) execution by G3 and HBC of the Supply and License Agreement, under which G3 will sell to and supply from time to time HBC certain graphene and graphite products and G3 will provide to HBC a non-exclusive license to certain G3 patents, technology and know-how relating to graphene production to make and have made graphene materials for HBC’s own needs; (iii) assignment of all G3 employees fully dedicated to the Battery Business; and (iv) execution by G3 and HBC of the Shared Services Agreement, pursuant to which, among other things, G3 will continue to provide Honeycomb with certain operational and other support services, including assigning certain employees to work for Honeycomb to provide support to Honeycomb’s operations and sending its employees to Honeycomb on a short-term basis to provide support, and sharing the use of certain equipment, administrative office space, production space, laboratory space and loading space.

Completion of the Restructuring is a condition to closing of the business combination and the parties expect that the Restructuring will be substantially complete prior to the special meeting.

The mailing address of Honeycomb’s principal executive office is 1240 McCook Ave., Dayton, OH 45404. Its telephone number is (937) 331-9884.

Controlled Company

Because G3 will hold approximately 81.8% of the voting power of the Combined Company upon the closing of the Transactions, the Combined Company will qualify as a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirement that (i) a majority of our board of directors consist of independent directors, (ii) we have a compensation committee that is composed entirely of independent directors and (iii) director nominees be selected or recommended to the board by independent directors. It is not our intention to elect not to comply with all of these corporate governance requirements after the Closing, in that the Combined Company Board is expected to consist of a majority of independent directors and is expected to have a compensation committee and a nominating and corporate governance committee comprised entirely of independent directors upon completion of the Business Combination. However, the Combined Company may in the future decide to rely on the controlled company exemptions should it decide that it is in its interest to do so. See “Risk Factors — Following the Business Combination, we may become a “controlled company” within the meaning of Nasdaq listing standards and, as a result, will qualify for, and may rely on, exemptions from certain corporate governance requirements. As a result, you may not have the same protections afforded to shareholders of companies that are subject to such requirements.”

Emerging Growth Company

Nubia is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, it is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statement, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find Nubia’s securities less attractive as a result, there may be a less active trading market for Nubia’s securities and the prices of its securities may be more volatile.

Nubia will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of the Nubia IPO, (b) in which Nubia has total annual gross revenue of at least $1.07 billion, or (c) in which Nubia is deemed to be a large accelerated filer, which means the market value of Nubia’s common stock that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which Nubia has issued more than $1.00 billion in non-convertible debt during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.

The Business Combination Proposal

Structure of the Transactions

On February 16, 2023, Nubia entered into the Merger Agreement with Merger Sub and HBC. Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction by which Merger Sub will merge with and into HBC with HBC surviving such merger as a wholly owned subsidiary of Nubia.

Merger Consideration

The Merger Agreement provides for Nubia to issue to the HBC shareholders aggregate consideration of 70,000,000 shares of the Combined Company’s common stock at the Effective Time, plus up to an additional 22,500,000 shares of the Combined Company’s common stock (the “Earnout Shares”) upon the occurrence of the following events:

(i)     5,000,000 Earnout Shares if, over any ten (10) trading days within any thirty (30) trading day period from and after the date that is thirty (30) days following the Closing Date until the second anniversary of the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $12.50 per share (subject to any adjustment pursuant to the Merger Agreement);

(ii)    7,500,000 Earnout Shares if, over any ten (10) trading days within any thirty (30) Trading day period from and after the date that is one hundred eighty (180) days following the Closing Date until the date that is forty-two (42) months following the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $15.00 per share (subject to any adjustment pursuant to the Merger Agreement); and

(iii)   10,000,000 Earnout Shares if over any ten (10) trading days within any thirty (30) trading day period from and after the date that is one hundred eighty (180) days following the Closing Date until the fourth anniversary of the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $25.00 per share (subject to any adjustment pursuant to the Merger Agreement).

If, prior to the expiration of the earn out periods set forth in (i)-(iii) above, there occurs any transaction resulting in a change in control, and the corresponding valuation of Nubia’s Class A common stock is greater than or equal to the amount set forth in (i)-(iii), as applicable, then, immediately prior to the consummation of such change in control, the event set forth in (i)-(iii), as applicable, if not previously satisfied, shall be deemed to have occurred, subject to the terms provided in the Merger Agreement.

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of HBC common stock outstanding immediately prior to the Effective Time will be converted into the right to receive its allocable portion of the Closing Merger Consideration Shares and the Earnout Shares, if any.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, good standing and qualification, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) compliance with laws and permits, (v) taxes, (vi) financial statements and internal control over financial reporting, (vii) real and personal property, (viii) material contracts, (ix) environmental matters, (x) absence of changes, (xi) employee matters, (xii) litigation, and (xiii) brokers and finders.

Covenants

Conduct of Business Pending the Business Combination

Each of HBC and Nubia have agreed that, except as expressly contemplated by the Merger Agreement or the Additional Agreements, as required by law, or as consented to in writing by the other (which consent shall not be unreasonably conditioned, withheld, or delayed), from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, each party must:

(i)     conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices,

(ii)    duly and timely file all tax returns required to be filed (or obtain a permitted extension with respect thereto) and pay any and all taxes due and payable during such time period,

(iii)   duly observe and comply with all applicable laws, and

(iv)   use its commercially reasonable efforts to preserve intact in all material respects its business organization, assets, permits (with respect to HBC only), properties, and material business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties.

In addition, except as expressly contemplated by the Merger Agreement or the Additional Agreements, as required by applicable law, or as previously disclosed, from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, without the other’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), neither HBC nor Nubia shall, or permit its subsidiaries to, among other things:

(i)     amend, modify, or supplement its governing documents;

(ii)    amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under any material contract;

(iii)   other than in the ordinary course of business, modify, amend, or enter into any contract, agreement, lease, license, or commitment, including for capital expenditures, that extends for a term of one year or more or obligates the payment by HBC or Nubia, as applicable, of more than $200,000 (individually or in the aggregate);

(iv)   make any capital expenditures in excess of $500,000 (individually or in the aggregate);

(v)    sell, lease, license or otherwise dispose of any of its material assets, except pursuant to existing contracts or commitments disclosed in the Merger Agreement or in the ordinary course of business;

(vi)   solely in the case of HBC, sell, exclusively license, abandon, permit to lapse, assign, transfer, or otherwise dispose of any intellectual property owned by HBC;

(vii)  solely in the case of HBC, permit any material registered owned intellectual property to go abandoned or expire for failure to make an annuity or maintenance fee payment, or file any necessary paper or action to maintain such rights;

(viii) (A) pay, declare, or set aside any dividends, distributions or other amounts with respect to its capital stock or other equity securities; (B) pay, declare or promise to pay any other amount to any stockholder or other equity holder in its capacity as such; or (C) amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;

(ix)   (A) make any loan, advance or capital contribution to, or guarantee for the benefit of, any person or entity; (B) incur any indebtedness including drawings under the lines of credit, if any, other than (1) loans evidenced by promissory notes made by Nubia as working capital advances and (2) intercompany indebtedness; or (C) repay or satisfy any indebtedness, other than the repayment of indebtedness in accordance with the terms thereof;

(x)    suffer or incur any lien, except for permitted liens, on its assets;

(xi)   delay, accelerate or cancel, or waive any material right with respect to, any receivables or Indebtedness owed to it, or write off or make reserves against the same (other than, in the case of HBC, in the ordinary course of business);

(xii)  merge or consolidate or enter a similar transaction with, or acquire all or substantially all of the assets or business of, any other person or entity, make any material investment in any person or entity, or be acquired by any other person;

(xiii) terminate or allow to lapse any insurance policy protecting any of HBC’s, its subsidiaries’, or Nubia’s, as applicable, assets, unless simultaneously with such termination or lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the terminated or lapsed policy for substantially similar premiums or less is in full force and effect;

(xiv) adopt any severance, retention, or other employee benefit plan or fail to continue to make timely contributions to each such plan in accordance with the terms thereof;

(xv)  institute, settle or agree to settle any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority in excess of $250,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;

(xvi) except as required by GAAP, make any material change in its accounting principles, methods or practices or write down the value of its assets;

(xvii)change its principal place of business or jurisdiction of organization;

(xviii)issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities, other than any redemption by Nubia of shares of common stock held by its public stockholders as contemplated under the Merger Agreement;

(xix) (A) make, change, or revoke any material Tax election; (B) change any method of accounting other than as required under GAAP or Public Company Accounting Oversight Board rules or requirements; (C) settle or compromise any material claim, notice, audit report or assessment in respect of Taxes; (D) enter into any tax allocation, tax sharing, tax indemnity or other closing agreement relating to any taxes; or (E) surrender or forfeit any right to claim a tax refund;

(xx)  enter into any transaction with or distribute or advance any material assets or property to any of its affiliates, other than the payment of salary and benefits in the ordinary course;

(xxi) solely in the case of HBC, other than as required by any employee benefit or compensation plans, policies, programs, arrangements or payroll practices (each, a “Plan”), (A) increase or change the compensation or benefits of any employee or service provider, (B) accelerate the vesting or payment of any compensation or benefits of any employee or service provider, (C) enter into, amend or terminate any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (D) fund any payments or benefits that are payable or to be provided under any Plan, (E) make any loan to any present or former employee or other individual service provider, other than advancement of expenses in the ordinary course of business consistent with past practices, or (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union or labor organization;

(xxii)   fail to duly observe and conform to any applicable laws and orders;

(xxiii)  authorize, recommend, propose, or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization, or similar transaction involving it or any subsidiary; or

(xxiv)  enter into any agreement or otherwise agree or commit to take, or cause to be taken, any of the foregoing.

Other Covenants of the Parties

The Merger Agreement contains certain additional covenants of Nubia and HBC, including covenants regarding:

(i)     providing the other with reasonable access to its properties and books and records;

(ii)    notifying the other of any occurrence of any fact or circumstance that constitutes or results, or would reasonably be expected to constitute or result, in a Material Adverse Effect with respect to such party;

(iii)   notifying the other of any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority relating to, involving, or otherwise affecting it, its stockholders, or their equity, assets, or business, or that relate to the consummation of the Transactions, or any notice or other communication from any governmental authority in connection with the Transactions;

(iv)   cooperating in the preparation of this proxy statement;

(v)    HBC’s delivery to Nubia of financial statements and other financial information;

(vi)   Nubia ensuring that it remains listed as a public company on, and that its securities are listed and tradable over, Nasdaq through the Closing;

(vii)  that Nubia use its reasonable best efforts to cause its initial listing application with Nasdaq in connection with the Transactions to be approved;

(vii)  Nubia calling and hold a meeting of its stockholders to adopt the Merger Agreement and approve the Business Combination and the other matters presented to Nubia’s stockholder for approval or adoption at the Nubia Special Meeting; and

(viii) HBC obtaining the written consent of the requisite voting power of its stockholders approving the Merger Agreement.

Non-Solicitation Restrictions

Nubia and HBC have each agreed that, from the date of the Merger Agreement to the Closing Date, it will not take, nor will it permit any of its representatives to, encourage or initiate any negotiations with, or enter into any agreement with, any party in connection with a business combination other than with the other or take any other action intended or designed to facilitate the efforts to do so. Each of Nubia and HBC has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of the Nubia or HBC, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Transactions is conditioned upon the following closing conditions:

(i)       no governmental authority having enacted, issued, promulgated, enforced or entered any law or order that is then in effect that makes the Transactions illegal or otherwise prohibits consummation of the Transactions;

(ii)      all applicable waiting periods under the HSR Act with respect to the Merger having expired or been terminated, and (ii) each consent, approval or authorization of any governmental authority required of Nubia, HBC or any of their respective subsidiaries to consummate the Merger, as may be reasonably agreed upon by the parties after the date of the Merger Agreement having been obtained and being in full force and effect.

(iii)     no legal action having been commenced or asserted in writing (and not orally) by any governmental authority to enjoin or otherwise materially restrict the consummation of the Closing;

(iv)     the approval of the Merger Agreement by the requisite vote of the stockholders of HBC;

(v)      each of the proposals being considered at the Nubia Special Meeting having been approved by Nubia’s stockholders;

(vi)     the Combined Company’s initial listing application filed with Nasdaq in connection with the Transactions having been approved;

(vii)    the proxy statement having been cleared by the SEC;

(viii)   each party to the Merger Agreement having performed or complied with the provisions of the Merger Agreement applicable to it, subject to agreed-upon standards;

(ix)     the truth and accuracy of each party’s representations and warranties included in the Merger Agreement, subject to agreed-upon standards;

(x)      The Parent Fundamental Representations and the Company Fundamental Representations being true and correct in all respects at and as of the date of Merger Agreement and as of the Closing Date;

(xi)     the absence of any material adverse effect with respect to a party to the Merger Agreement;

(xii)    the receipt by each of Nubia and HBC of a certificate, dated as of the Closing, signed by the Chief Executive Officer of the other, certifying the compliance with various closing conditions;

(xiii)   the execution by the relevant party or parties of the Additional Agreements and IRS Form W-9s;

(xiv)   HBC having provided all required third party consents;

(xv)    HBC having delivered to Nubia the financial statements required to be included in in Nubia’s SEC filings and the audited financial statements for the year ended December 31, 2022 prior to March 15, 2023.

(xvi)   the requisite stockholders of HBC having entered into a Company Lock-Up Agreement with respect to such holder’s shares of the Combined Company’s common stock;

(xvii)  G3 and HBC having complied with the terms of the Contribution Agreement and the restructuring of G3 having been completed;

(xviii) G3 and the Company having agreed to enter into the Supply and License Agreement and the Shared Services Agreement;

(xix)   the Amended Charter having been filed with the Delaware Secretary of State and become effective;

(xx)    HBC and Nubia will have received a certificate, dated as of the Closing Date, from the Secretary of the other certifying certain matters;

(xxi)   each requisite party, as applicable, will have executed and delivered to the other party a copy of each Additional Agreement to which they are a party;

(xxii)  the receipt by HBC of the resignations of Nubia’s directors; and

(xxiii) the post-Effective Time Combined Company’s Board of Directors and the HBC Board being in compliance with the size and composition requirements of the Merger Agreement.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation:

(i)      by the mutual written consent of the parties;

(ii)     by either Nubia or HBC if the Closing does not occur on or prior to September 15, 2023 (the “Outside Termination Date”), unless the breach of any covenants or obligations under the Merger Agreement by the party seeking to terminate (or, in the case of Nubia, by Merger Sub) proximately caused the failure to consummate the Transactions by the applicable date;

(iii)    by either Nubia or HBC if any governmental authority shall have issued an order, enacted a law, or taken any other action that has the effect of making the Transactions illegal or permanently restraining, enjoining, or otherwise prohibiting the consummation of the Transactions and such law, order or other action shall have become final and nonappealable, unless the failure by such party or its affiliates to comply with any provision of the Merger Agreement was a substantial cause of, or substantially resulted in, such action by such governmental authority;

(iv)    by Nubia, subject to certain exceptions, if HBC has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date;

(v)     by Nubia, subject to certain exceptions, if HBC does not receive the required stockholder approval of the Merger Agreement within five business days after the date when the proxy statement is cleared by the SEC; and

(vi)    by HBC, subject to certain exceptions, if Nubia or Merger Sub has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of a willful breach of any covenant or agreement under the Merger Agreement or fraud.

Certain Related Agreements

Contribution Agreement.    HBC and G3 will enter into the Contribution Agreement pursuant to which, among other things, G3 will contribute and transfer to HBC all its right, title and interest in, to and under certain battery-related assets and HBC will assume certain related liabilities, as more specifically set forth thereunder. The parties intend that such contribution will qualify as a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder. The Contribution Agreement is attached as Annex F to this proxy statement.

Supply and License Agreement.    HBC and G3 will enter into the Supply and License Agreement pursuant to which, among other things, G3 will sell to and supply from time to time HBC certain graphene and graphite products and G3 will provide to HBC a non-exclusive license to certain G3 patents, technology and know-how relating to graphene production to make and have made graphene materials for HBC’s own needs, as more specifically set forth thereunder. The Supply and License Agreement is attached as Annex G to this proxy statement.

Shared Services Agreement.    HBC and G3 will enter into the Shared Services Agreement pursuant to which, among other things, G3 will continue to provide Honeycomb with certain operational and other support services, including assigning certain employees to work for Honeycomb to provide support to Honeycomb’s operations and sending its employees to Honeycomb on a short-term basis to provide support, and sharing the use of certain equipment, administrative office space, production space, laboratory space and loading space. In exchange for receipt of such services and uses, the Shared Services Agreement contemplates that the parties will pay fees to each other, as more specifically set forth thereunder. The Shared Services Agreement is attached as Annex H to this proxy statement.

Company Support Agreement.    G3, certain G3 securityholders and HBC will enter into the Company Support Agreement pursuant to which, among other things, each of G3 and such G3 securityholders has agreed to vote in favor of the approval of the Merger Agreement, approval of the business combination and the other transactions contemplated by the Merger Agreement. The Company Support Agreement is attached as Annex I to this proxy statement.

Parent Support Agreement.    In connection with the execution of the Merger Agreement, the Sponsor, HBC and Nubia entered into the Parent Support Agreement pursuant to which the Sponsor agreed (i) to vote the shares of Nubia common stock held by them in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereunder, (ii) to not transfer, during the term of the Parent Support Agreement, any Nubia common stock owned by them, and (iii) to not transfer any Nubia common stock held by them in accordance with the lock-up provisions set forth in Nubia’s final prospectus filed with the U.S. Securities and Exchange Commission on June 14, 2021. The Parent Support Agreement is attached as Annex J to this proxy statement.

Registration Rights Agreement.    G3, the Sponsor and the initial stockholders of Nubia (together, the “Holders”) will enter into the Registration Rights Agreement with the Combined Company. Pursuant to the terms of the Registration Rights Agreement, the Combined Company will be obligated to file a registration statement to register the resale of certain securities of the Combined Company held by the Holders. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that the Combined Company file a registration statement on Form S-3 (or on Form S-1 if Form S-3 is not available) to register the securities of the Combined Company held by such Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Company Lock-Up Agreement.    HBC and G3 will enter into the Company Lock-Up Agreement pursuant to which, among other things, G3 will agree to the restriction of the sale, transfer or other disposition of certain of the shares it will received at the Closing in connection with the business combination. The Company Lock-Up Agreement is attached as Annex K to this proxy statement.

Incentive Plan.    On [_], the Nubia Board approved a new equity incentive plan, the Combined Company’s 2023 Stock Incentive Plan (the “Incentive Plan”). The purposes of the Incentive Plan are to enhance our ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Combined Company by providing these individuals with equity ownership and other incentive opportunities. Stockholders are being asked to consider and approve the Incentive Plan, which will reserve approximately [_] million shares of our common stock for issuance pursuant to future grants made under the Incentive Plan. The Contribution Agreement is attached as Annex D to this proxy statement. Please see the section entitled “Proposal No. 4 — The Incentive Plan Proposal — Description of the Material Features of the Incentive Plan.”

Impact of the Business Combination on the Combined Company’s Public Float

As of the date of this proxy statement, there are (i) 15,561,000 shares of common stock issued and outstanding, which includes the 3,087,500 founder shares held by the Sponsor and the 12,350,000 public shares and (ii) 11,580,000 warrants issued and outstanding, which includes the 5,405,000 private placement warrants held by the Sponsor and the 6,175,000 public warrants. Each whole warrant entitles the holder thereof to purchase one share of Nubia’s Class A common stock and, following the Transactions, will entitle the holder thereof to purchase one share of the Combined Company’s Common Stock. The HBC shareholders will receive 70 million shares as consideration for the merger. The HBC shareholders are also entitled to an earnout of 22.5 million if certain future criteria are met. Therefore, as of the date of this proxy statement (with giving effect to the Transactions) the Nubia fully diluted share capital would be 119,641,000 common stock equivalents.

Upon completion of the Transactions, we anticipate that: (1) G3, which owns all of the issued and outstanding shares of HBC, is expected to hold an ownership interest of 77.3% of the issued and outstanding shares of the Combined Company’s Common Stock (including 18.8% related to the earnout), (2) the Sponsor is expected to hold an ownership interest of 2.6% of the issued and outstanding shares of the Combined Company’s Common Stock, and (3) Nubia’s public stockholders will retain an ownership interest of 10.3% of the issued and outstanding shares of the Combined Company’s Common Stock. These levels of ownership interest assume (i) that no public stockholders exercise their redemption rights in connection with the Transactions, (ii) full exercise of warrants to purchase the Combined Company’s Common Stock and all of the earnout shares are earned. If the actual facts are different from these assumptions, the percentage ownership retained by the current Nubia stockholders in the Combined Company will be different.

The following table illustrates varying ownership levels in the Combined Company immediately following the consummation of the Transactions based on the assumptions above:

	Pro Forma Combined (Assuming No Redemptions)		Pro Forma Combined (Assuming 50% Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)(4)
	Number of Shares	% Ownership	Number of Shares	% Ownership	Number of Shares	% Ownership
HBC shareholders(1)(2)	70,000,000	58.5%	70,000,000	61.7%	70,000,000	65.2%
HBC shareholders – earnout shares	22,500,000	18.8%	22,500,000	19.8%	22,500,000	21.0%
Nubia Sponsor	3,087,500	2.6%	3,087,500	3.9%	3,087,500	2.9%
Underwriter	123,500	0.0%	123,500	0.2%	123,500	0.1%
Nubia public stockholders	12,350,000	10.3%	6,175,000	2.7%	—	0.0%
Public Warrants	6,175,000	5.2%	6,175,000	2.7%	6,175,000	5.8%
Private Placement Warrants	5,405,000	4.5%	5,405,000	4.8%	5,405,000	5.0%
Total	119,641,000	100.0%	113,466,000	100.0%	107,291,000	100.0%

____________

(1)      G3 owns all issued and outstanding shares of HBC. Dr. Jang is the Chairman of the Board of Directors of G3 and, as a result, may be deemed to beneficially own and have shared voting power and shared dispositive power with respect to the G3 Shares. Dr. Jang expressly disclaims ownership of the G3 Shares. The address for Dr. Jang and G3 is 1240 McCook Ave., Dayton, Ohio 45404.

(2)      Does not includes shares subject to the earn out.

(3)      Assumes all 12,350,000 shares held by the Nubia public stockholders are redeemed.

See the subsection entitled “Proposal No. 1 — The Business Combination Proposal — Impact of the Business Combination on the Combined Company’s Public Float” and section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Matters Being Voted On

The stockholders of Nubia will be asked to consider and vote on the following proposals at the special meeting:

1.      a proposal to approve the business combination described in this proxy statement, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in this proxy statement. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal”;

2.      a proposal to approve and adopt the second amended and restated certificate of incorporation of Nubia in the form attached hereto as Annex B. Please see the section entitled “Proposal No. 2 — The Charter Proposal”;

3.      a proposal to consider and vote upon a proposal to amend Nubia’s existing amended and restated certificate of incorporation to expand the methods that Nubia may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. Please see the section entitled “Proposal No. — The NTA Amendment Proposal”;

4.      a proposal to approve and adopt the Combined Company’s 2023 Stock Incentive Plan (the “Incentive Plan”), and the material terms thereof, including the authorization of the initial share reserve thereunder. Please see the section entitled “Proposal No. 4 — The Incentive Plan Proposal”;

5.      a proposal to elect seven directors to serve on the Combined Company’s board of directors effective as of the closing of the Transactions in accordance with the Merger Agreement. Please see the section entitled “Proposal No. 5 — The Director Election Proposal”;

6.      a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the issued and outstanding Nubia’s Class A common stock and the resulting change in control in connection with the Transactions — we refer to this proposal as the “Nasdaq proposal”; and

7.      a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal or the Nasdaq proposal. Please see the section entitled “Proposal No. 7 — The Adjournment Proposal.”

Date, Time and Place of Special Meeting of Nubia’s Stockholders

The special meeting of stockholders of Nubia will be held via live webcast at [•] a.m. Eastern Time, on [•], 2023. The special meeting can be accessed by visiting [•], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the special meeting by means of remote communication.

At the special meeting, stockholders will be asked to consider and vote upon the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal, the Nasdaq proposal and if necessary, the adjournment proposal to permit further solicitation and vote of proxies if Nubia is not able to consummate the Transactions.

Voting Power; Record Date

Stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned shares of Nubia common stock at the close of business on [•], 2023, which is the record date for the special meeting. Stockholders will have one vote for each share of Nubia common stock owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Nubia warrants do not have voting rights. On the record date, there were [•] shares of Nubia common stock outstanding, of which [•] were public shares with the rest being held by the Sponsor.

Quorum and Vote of Nubia Stockholders

A quorum of Nubia stockholders is necessary to hold a valid meeting. A quorum will be present at the Nubia special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters. Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting.

The Sponsor owns of record and is entitled to vote 20% of the outstanding shares of Nubia Common Stock as of the record date. Such shares, as well as any shares of common stock acquired in the aftermarket by the Sponsor, will be voted in favor of the proposals presented at the special meeting.

The proposals presented at the special meeting will require the following votes:

•        the approval of each of the business combination proposal, the Nasdaq proposal and the adjournment proposal require the affirmative vote of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the business combination proposal, the incentive plan proposal, the Nasdaq proposal and the adjournment proposal will have no effect on such proposals;

•        the approval of the charter proposal and the NTA amendment proposal each require the affirmative vote of holders of at least sixty-five percent (65%) of all of Nubia’s outstanding shares of common stock, and the approval of the charter proposal also requires the affirmative vote of holders of a majority of Nubia’s Class A common stock voting as a separate class. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the charter proposal will have the same effect as a vote “against” such proposal; and

•        directors are elected by a plurality of all of the votes cast by holders of shares of Nubia’s common stock represented at the special meeting by attendance via the virtual meeting website or by proxy and entitled to vote thereon at the special meeting. This means that the seven director nominees who receive the most affirmative votes will be elected. Nubia stockholders may not cumulate their votes with respect to the election of directors. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the director election proposal will have no effect on such proposal.

Abstentions will have the same effect as a vote “against” the charter proposal, but will have no effect on the other proposals. Please note that holders of the public shares cannot seek redemption of their shares for cash unless they affirmatively vote “for” or “against” the business combination proposal.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the incentive plan proposal, and the Nasdaq proposal. If any of those proposals are not approved, we will not consummate the Transactions.

Redemption Rights

Pursuant to Nubia’s current certificate of incorporation, a holder of public shares may demand that Nubia redeem such shares for cash if the business combination is consummated. Holders of public shares will be entitled to receive cash for these shares only if they demand that Nubia redeem their shares for cash no later than the second business day prior to the vote on the business combination proposal by delivering their stock to Nubia’s transfer agent prior to the vote at the meeting. If the business combination is not completed, these shares will not be redeemed. If a holder of public shares properly demands redemption, Nubia will redeem each public share for a full pro rata portion of the trust account, calculated as of two business days prior to the consummation of the business combination. As of [•], 2023, the record date for the special meeting, this would amount to approximately $[•] per share. If a holder of public shares exercises its redemption rights, then it will be exchanging its shares of Nubia common stock for cash and will no longer own the shares. Please see the section entitled “Special Meeting of Nubia Stockholders — Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your shares for cash.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the public shares.

Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or was a “group,” will not be redeemed for cash.

If the NTA Amendment Proposal is not approved, the business combination will not be consummated if Nubia has net tangible assets of less than $5,000,001 after taking into account holders of public shares that have properly demanded redemption of their shares for cash in accordance with Nubia’s current certificate of incorporation.

Holders of Nubia warrants will not have redemption rights with respect to such securities.

Appraisal Rights

Nubia stockholders, Nubia unitholders and Nubia warrant holders do not have appraisal rights in connection with the Transactions under the DGCL.

Proxy Solicitation

Proxies may be solicited by mail, telephone or in person. Nubia has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares during the meeting if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of Nubia Stockholders — Revoking Your Proxy.”

Interests of Certain Persons in the Business Combination

The Sponsor has invested an aggregate of approximately $[_] million, including investments in founder shares, private placement warrants, promissory notes and advances, which it stands to forfeit and lose if Nubia is unable to complete a business combination prior to June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation). Such founder shares, private placement warrants, promissory notes and advances had an aggregate market value of $[_] million, based on the closing price of Nubia’s shares of common stock and warrants on Nasdaq [_], 2023 of $[_] and $[_], respectively. Certain officers and directors of Nubia have pecuniary interests in such investments through their ownership interest in the Sponsor. None of the Sponsor or current officers or directors of Nubia will receive any interest in the Transactions other than the interests they owned prior to the Transactions or as described herein.

Certain of Nubia’s directors and executive officers may be deemed to have interests in the transactions contemplated by the Merger Agreement that are different from, or in addition to, those of Nubia’s stockholders generally. These interests may present these individuals with certain potential conflicts of interest. Our independent directors reviewed and considered these interests during their evaluation and negotiation of the Transactions and in unanimously approving, as members of the Nubia Board, the Merger Agreement and the transactions contemplated therein, including the Transactions (as described in the section entitled “Proposal No. 1 — The Business Combination Proposal — Nubia’s Board of Directors’ Reasons for Approval of the Transactions” beginning on page 93). The Nubia Board concluded that the potential benefits that it expected Nubia and its stockholders to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions. When you consider the recommendation of the Nubia Board in favor of approval of the Merger, you should keep in mind that Nubia’s directors and officers have interests in the Transactions that are different from, or in addition to, your interests as a stockholder, including:

•        If the Transactions or another business combination are not consummated by June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation), Nubia will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and the Nubia Board, dissolving and liquidating. In such event, the 3,087,500 founder shares held by the Sponsor would be worthless because the holders thereof are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $[•] based upon the closing price of $[•] per share on the Nasdaq on [•], 2023, the record date for the special meeting. As a result of the nominal price of $[_] per founder share paid by the Sponsor compared to the recent market price of Nubia’s Class A common stock, the Sponsor and its affiliates are likely to earn a positive rate of return on their investments in the founder shares even if the holders of Nubia’s Class A common stock experience a negative rate of return on their investments in the Class A common stock. Such founder shares are subject to certain time- and performance-based vesting provisions as described under “Proposal No. 1 — The Business Combination Proposal — Parent Support Agreement.”

•        On March 13, 2023, in accordance with the current certificate of incorporation, the Sponsor contributed an aggregate of $1,235,000 (or $0.10 per share for each outstanding public share) (the “Contributed Amount”) to the trust account and extended the time to complete a business combination from March 15, 2023 to June 15, 2023. The Sponsor will be not be able to recoup the Contributed Amount if Nubia does not consummate a business combination by June 15, 2023, or September 15, 2023, as applicable.

•        The Sponsor purchased an aggregate of 5,405,000 private placement warrants from Nubia for an aggregate purchase price of $ 5,405,000 (or $1.00 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of the Nubia IPO. A portion of the proceeds Nubia received from these purchases were placed in the trust account. Such warrants had an aggregate market value of approximately $[•] based upon the closing price of $[•] per warrant on the Nasdaq on [•], 2023, the record date for the special meeting. The private placement warrants will become worthless if Nubia does not consummate a business combination by June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation). Such private placement warrants are subject to certain time- and performance-based vesting provisions as described under “Proposal No. 1 — The Business Combination Proposal — Parent Support Agreement.”

•        The Sponsor may loan to Nubia additional funds for working capital purposes prior to the Closing. As of [_], 2023, there was $[_] outstanding under promissory notes issued to the Sponsor to fund working capital. From time to time, affiliates of the Sponsor advance funds to Nubia or pay expenses on behalf of Nubia for formation and operating costs. As of [_], 2023, the outstanding balance due was $[_]. If the business combination is not consummated and Nubia does not otherwise consummate another business combination prior to June 15, 2023 (or September 15, 2023 if Nubia extends the period of time to consummate a business combination), then there will likely be insufficient funds to repay the advances and pay amounts due under the promissory notes;

•        If Nubia is unable to complete a business combination within the completion window, its executive officers will be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Nubia for services rendered or contracted for or products sold to Nubia. If Nubia consummates a business combination, on the other hand, Nubia will be liable for all such claims.

•        Unless Nubia consummates an initial business combination, Nubia’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account. Nubia’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Nubia’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date of this proxy statement, such reimbursement is estimated to be approximately $[_] in the aggregate. However, if Nubia fails to consummate a business combination within the completion window, they will not have any claim against the trust account for reimbursement. Accordingly, Nubia may not be able to reimburse these expenses if the Transactions or another business combination, are not completed within the completion window.

•        The Nubia amended and restated certificate of incorporation provides that Nubia renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of Nubia management on the one hand, and Nubia, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of Nubia management to any other entity. Nubia is not aware of any such corporate opportunities not being offered to Nubia and does not believe that waiver of the corporate opportunities doctrine has materially affected Nubia’s search for an acquisition target or will materially affect Nubia’s ability to complete an initial business combination.

•        The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

•        The Sponsor and directors and officers of Nubia have agreed not to redeem any shares of Nubia Common Stock they hold in connection with a stockholder vote to approve a proposed initial business combination.

•        The Sponsor and directors and officers of Nubia have agreed not to redeem any shares of Nubia Common Stock they hold in connection with a stockholder vote to approve a proposed initial business combination.

•        Jaymes Winters and Vlad Prantsevich are expected to be appointed as Chief Executive Officer and Chief Financial Officer, respectively, of the Combined Company after the consummation of the Transactions, and each may in the future receive cash compensation, stock options or stock awards that the Combined Company determines to pay to its officers.

These interests may influence Nubia’s directors in making their recommendation that you vote in favor of the approval of the Business Combination. See “Risk Factors — Risks Related to Nubia and the Business Combination — Because Nubia’s Sponsor, officers and directors will lose their entire investment in Nubia if the Business Combination or an alternative business combination is not completed, and because Nubia’s Sponsor, officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if the Business Combination is not completed, a conflict of interest may have arisen in determining whether Honeycomb was appropriate for Nubia’s initial business combination” and “Risk Factors — Risks Related to Nubia and the Business Combination — Some of the Nubia and Honeycomb officers and directors may be argued to have conflicts of interest that may influence them to support or approve the Business Combination without regard to your interests.”

Each member of Nubia management presently has, and any of them in the future may have additional fiduciary or contractual obligations to other entities pursuant to which such member is or will be required to present a business combination opportunity to such entity. Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual(1)	Entity(2)	Entity’s Business	Affiliation
Jaymes Winters	Mach FM Corp.	Telecommunications	CEO
Vlad Prantsevich	Mach FM Corp.	Telecommunications	Executive Vice President
	1964 Ears, LLC	Audio/Electronics	Financial Manager
David Campbell	Aero Design Labs, Inc	Aviation	Chief Operations Officer
Michael Patterson	Blue Cross Blue Shield of Alabama	Health Care	Chief Administrative Officer
Karin-Joyce (KJ) Tjon	N/A	N/A	N/A
Yvonne Brown	N/A	N/A	N/A
Alexander Monje	Benessere Investment Group	Alternative Investments	Partner, Chief Legal Officer

____________

(1)      Each person has a fiduciary duty with respect to the listed entities next to their respective names.

(2)      Each of the entities listed in this table has priority and preference relative to our company with respect to the performance by each individual listed in this table of his obligations and the presentation by each such individual of business opportunities.

Accordingly, if any member of Nubia management becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such other entity. Nubia does not believe, however, that the fiduciary duties or contractual obligations of Nubia management will materially affect Nubia’s ability to complete an initial business combination.

Nubia’s amended and restated certificate of incorporation provide that (i) no individual serving as a member of Nubia management has any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as Nubia; and (ii) Nubia renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of Nubia management on the one hand, and Nubia, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of Nubia management to any other entity. Nubia does not believe, however, that the fiduciary duties or contractual obligations of Nubia’s officers or directors or waiver of corporate opportunity materially affected Nubia’s search for a business combination. Nubia is not aware of any such corporate opportunity not being offered to Nubia and does not believe that the renouncement of Nubia’s interest in any such corporate opportunities impacted Nubia’s search for an acquisition target.

Board of Directors following the Business Combination

Upon consummation of the Transactions, seven directors will be elected to serve on the Combined Company’s board of directors effective as of the closing of the Transactions in accordance with the Merger Agreement.

Please see the sections entitled “Proposal No. 5 — The Director Election Proposal” and “Management After the Business Combination” for additional information.

Opinion of Nubia’s Financial Advisor

Nubia retained EverEdge Global Ltd. (which we refer to as “EverEdge”) as its financial advisor in connection a potential business combination involving Nubia and Honeycomb. In connection with the Merger, EverEdge rendered an opinion to the Nubia Board to the effect that, as of February 2, 2023, and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the Merger Consideration in connection with the Merger was fair, from a financial point of view, to Nubia. The full text of EverEdge’s written opinion, which is attached as Annex E to this proxy statement and which you should read carefully and in its entirety, is subject to the assumptions, limitations, qualifications and other conditions contained in such opinion and is necessarily based on economic, business, capital markets and other conditions, and the information made available to EverEdge, as of the date of such opinion.

EverEdge’s opinion was provided to the Nubia Board (in its capacity as such) for its information and assistance in connection with its evaluation of the Merger Consideration. EverEdge’s opinion and any materials provided in connection therewith did not constitute a recommendation to the Nubia Board with respect to the Merger, nor does EverEdge’s opinion or the summary of its underlying financial analyses elsewhere in this proxy statement constitute advice or a recommendation to any holder of Nubia’s common stock as to how to vote or act in connection with the Merger or otherwise (including whether or not holders of Nubia’s Class A common stock should redeem their shares). EverEdge’s opinion addresses only the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration to the extent expressly specified in such opinion and does not address any other term, aspect or implication of the Merger (including, without limitation, the form or structure of the Merger), the Merger Agreement, the Parent Support Agreement, the Lock-Up Agreement, or any other agreement, transaction document or instrument contemplated by the Merger Agreement or to be entered into or amended in connection with the Merger or any financing or other transactions related thereto.

For a description of the opinion that the Nubia Board received from EverEdge, see “Proposal No. 1 — The Business Combination Proposal — Opinion of Nubia’s Financial Advisor.”

Recommendation to Stockholders

The Nubia Board believes that the business combination proposal and the other proposals to be presented at the special meeting are fair to and in the best interest of Nubia’s stockholders and unanimously recommends that its stockholders vote “FOR” the business combination proposal, “FOR” the charter proposal, “FOR” the NTA amendment proposal, “FOR” the incentive plan proposal, “FOR” the director election proposal, “FOR” the Nasdaq proposal and “FOR” the adjournment proposal, if presented.

When you consider the Nubia Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Transactions that are different from, or in addition to, the interests of Nubia stockholders generally. Please see the section entitled “Proposal No. 1 — The Business Combination

Proposal — Interests of Certain Persons in the Business Combination” for additional information. The Nubia Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Transactions and in recommending to the Nubia stockholders that they vote “FOR” the proposals presented at the special meeting.

Emerging Growth Company

Nubia is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, it is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statement, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find Nubia’s securities less attractive as a result, there may be a less active trading market for Nubia’s securities and the prices of its securities may be more volatile.

Nubia will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of the Nubia IPO, (b) in which Nubia has total annual gross revenue of at least $1.07 billion, or (c) in which Nubia is deemed to be a large accelerated filer, which means the market value of Nubia’s common stock that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which Nubia has issued more than $1.00 billion in non-convertible debt during the prior three-year period.

Tax Consequences of Exercising Redemption Rights

For a description of certain U.S. federal income tax consequences of the exercise of redemption rights, please see the information set forth in “Material U.S. Federal Income Tax Consequence — Material U.S. Federal Income Tax Consequences of Exercising Redemption Rights.”

Tax Consequences of Merger

For a description of certain U.S. federal income tax consequences of the Merger, please see the information set forth in “Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of the Merger.”

Expected Accounting Treatment of the Transactions

We expect the Transactions to be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Nubia is expected to be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of the Combined Company will represent a continuation of the financial statements of Honeycomb with the Transactions treated as the equivalent of HBC issuing shares for the net assets of Nubia, accompanied by a recapitalization. The net assets of Nubia will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Transactions will be those of HBC and for operations after the Transactions, future reports will be those of the Combined Company. See the subsection entitled “Proposal No. 1 — The Business Combination Proposal — Expected Accounting Treatment of the Transactions.”

Regulatory Matters

Under the HSR Act and the rules that have been promulgated thereunder by the Federal Trade Commission (the “FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (the “Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. The Transactions are subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division issues a Second Request within the initial 30-day waiting period, the waiting period with respect to the Transactions will be extended for an additional period of 30 calendar days, which will begin on the date on which the filing parties each certify compliance with the Second Request. Complying with a Second Request can take a significant period of time.

On [_], 2023, Nubia and HBC filed the required forms under the HSR Act with the Antitrust Division and the FTC and requested early termination. The waiting period under the HSR Act expired at 11:59 pm (Eastern Time) on [_], 2023.

At any time before or after consummation of the Transactions, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Transactions. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There is no assurance that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Transactions on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Neither Nubia nor Honeycomb is aware of any material regulatory approvals or actions that are required for completion of the Transactions other than the expiration or early termination of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Risk Factors

In evaluating the proposals to be presented at the special meeting, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.” These risks include, but are not limited to the following:

•        If Honeycomb’s batteries fail to perform as expected, Honeycomb’s ability to develop, market and sell its batteries would be adversely affected.

•        Original equipment manufacturers (“OEMs”) may elect to pursue other battery cell technologies, which likely would impair Honeycomb’s revenue generating ability.

•        Honeycomb has only conducted preliminary safety testing on its high-capacity anode and high-energy solid-state battery technology, and its technology will require additional and extensive safety testing prior to being installed in electric vehicles.

•        Honeycomb relies on complex equipment for its operations, and production involves a significant degree of risk and uncertainty in terms of operational performance and costs.

•        Substantial increases in the prices for Honeycomb’s raw materials and components, some of which are obtained from a limited number of sources where demand may exceed supply, could materially and adversely affect its business.

•        If Honeycomb is unable to attract and retain key employees and qualified personnel, its ability to compete could be harmed.

•        Honeycomb’s insurance coverage may not be adequate to protect it from all business risks.

•        The battery cell market continues to evolve and is highly competitive, and Honeycomb may not be successful in competing in this market or establishing and maintaining confidence in its long-term business prospects among current and future partners and customers.

•        Honeycomb’s future growth and success are dependent upon consumers’ willingness to adopt electric vehicles.

•        Honeycomb may not succeed in attracting customers during the development stage or for high volume commercial production, and its future growth and success depend on its ability to attract customers.

•        Honeycomb may not be able to accurately estimate the future supply and demand for its high-capacity anode and high-energy solid-state battery technology, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Honeycomb fails to accurately predict its manufacturing requirements, it could incur additional costs or experience delays.

•        Honeycomb’s business model has yet to be tested and any failure to commercialize its strategic plans would have an adverse effect on its operating results and business, harm its reputation and could result in substantial liabilities that exceed its resources.

•        Honeycomb is an early-stage company with a history of financial losses and expects to incur significant expenses and continuing losses for the foreseeable future.

•        Honeycomb’s history of recurring losses and anticipated expenditures raise substantial doubts about its ability to continue as a going concern. Honeycomb’s ability to continue as a going concern requires that it obtain sufficient funding to finance its operations.

•        Honeycomb may require additional capital to support business growth, and this capital might not be available on commercially reasonable terms or at all. There is substantial doubt as to Honeycomb’s ability to continue as a going concern.

•        Most of Honeycomb’s management does not have experience in operating a public company.

•        Honeycomb may not succeed in establishing, maintaining and strengthening its brand, which would materially and adversely affect customer acceptance of its technologies and its business, revenues and prospects.

•        Honeycomb relies heavily on owned intellectual property, which includes patent rights, trade secrets, copyright, trademarks, and know-how. If Honeycomb is unable to protect and maintain access to these intellectual property rights, its business and competitive position would be harmed.

•        Honeycomb’s patent applications may not result in issued patents, which would result in the disclosures in those applications being available to the public. Also, Honeycomb’s patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on our ability to prevent others from interfering with commercialization of our products.

•        Honeycomb’s expectations and targets regarding the times when it will achieve various technical, pre-production and production-level performance objectives depend in large part upon assumptions, estimates, measurements, testing, analyses and data developed and performed by Honeycomb, which if incorrect or flawed, could have a material adverse effect on its actual operating results and performance.

•        Incorrect estimates or assumptions by management in connection with the preparation of Honeycomb’s financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses.

•        Honeycomb will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

•        The unavailability, reduction or elimination of government and economic incentives could have a material adverse effect on Honeycomb’s business, prospects, financial condition and operating results.

•        Honeycomb is subject to regulations regarding the storage and handling of various products. Honeycomb may become subject to product liability claims, which could harm its financial condition and liquidity if it is not able to successfully defend or insure against such claims.

•        From time to time, Honeycomb may be involved in litigation, regulatory actions or government investigations and inquiries, which could have an adverse impact on its profitability and consolidated financial position.

•        Honeycomb is subject to substantial regulation, and unfavorable changes to, or failure by Honeycomb to comply with, these regulations could substantially harm its business and operating results.

•        Honeycomb’s technology and its website, systems, and data it maintains may be subject to intentional disruption, security breaches and other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that could result in liability and adversely impact its reputation and future sales. Honeycomb may be required to expend significant resources to continue to modify or enhance its protective measures to detect, investigate and remediate vulnerabilities to security breaches and incidents. Any actual or alleged failure to comply with applicable cybersecurity or data privacy legislation or regulation could have a material adverse effect on Honeycomb’s business, reputation, results of operations or financial condition.

•        The Sponsor, certain members of the Nubia Board and certain Nubia officers have interests in the business combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the business combination proposal and approval of the other proposals described in this proxy statement.

•        Nasdaq may not continue to list our securities, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

•        The Sponsor is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event a business combination is not consummated. It has also agreed to pay for any liquidation expenses if a business combination is not consummated. Such liability may have influenced the Sponsor’s decision to approve the Transactions.

•        If Nubia is unable to complete the Transactions or another initial business combination by June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation), Nubia will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and the Nubia Board, dissolving and liquidating. In such event, third parties may bring claims against Nubia and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.00 per share.

•        Nubia’s stockholders will experience dilution as a consequence of, among other transactions, the issuance of Nubia’s Class A common stock as consideration in the business combination. Having a minority share position may reduce the influence that Nubia’s current stockholders have on the management of Nubia.

•        G3 and the Sponsor will have substantial control over the Combined Company after the business combination, which may limit other shareholders’ ability to influence corporate matters and delay or prevent a third party from acquiring control over the Combined Company.

•        The Sponsor will beneficially own a significant equity interest in Nubia and may take actions that conflict with your interests.

•        Nubia and Honeycomb have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by Nubia if the business combination is not completed.

•        Even if Nubia consummates the business combination, there is no guarantee that the public warrants will ever be in the money, and they may expire worthless and the terms of Nubia’s warrants may be amended.

•        Nubia and Honeycomb will be subject to business uncertainties and contractual restrictions while the business combination is pending.

•        If Nubia’s due diligence investigation of the Honeycomb business was inadequate, then stockholders of Nubia following the business combination could lose some or all of their investment.

•        A market for the Combined Company’s securities may not continue, which would adversely affect the liquidity and price of the Combined Company’s securities.

•        Legal proceedings in connection with the business combination, the outcomes of which are uncertain, could delay or prevent the completion of the business combination.

SELECTED HISTORICAL FINANCIAL INFORMATION OF HONEYCOMB

We are providing the following selected historical financial information to assist you in your analysis of the financial aspects of the business combination. Honeycomb’s balance sheet data as of December 31, 2022 and 2021 and the statement of operations for the years ended December 31, 2022 and 2021 are derived from the Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements contained elsewhere in this proxy statement.

The information is only a summary and should be read in conjunction with the Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements and related notes and “Honeycomb’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere in this proxy statement. Historical results are not necessarily indicative of future results.

Income Statement Data:	For the Year Ended
	December 31, 2022	December 31, 2021
Net sales	$19,036	$10,396
Total operating expenses	$3,962,136	$3,474,046
Total other (expense) income	$(1,178)	$9,793
Net loss	$(3,947,213)	$(3,474,720)
Balance Sheet Data:	As of
	December 31, 2022	December 31, 2021
Total current assets	$1,748,066	$1,307,074
Total assets	$5,710,721	$6,710,946
Total liabilities	$113,145	$23,737
Total Parent’s net equity	$5,597,576	$6,687,209

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The selected unaudited pro forma condensed combined financial information (the “Selected Pro Forma Information”) gives effect to the Transactions and the other events described in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.” The Transactions are expected to be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Nubia is expected to be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of Honeycomb will represent a continuation of the financial statements of Honeycomb with the Transactions treated as the equivalent of HBC issuing shares for the net assets of Nubia, accompanied by a recapitalization. The net assets of Nubia will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Transactions will be those of HBC and for operations after the Transactions, future reports will be those of the Combined Company.

The selected unaudited pro forma condensed combined balance sheet data as of December 31, 2022 gives pro forma effect to the Transactions and the other events as if consummated on December 31, 2022. The selected unaudited pro forma condensed combined statements of operations data for the year ended December 31, 2022 give effect to the Transactions and the other events as if consummated on January 1, 2022.

The Selected Pro Forma Information has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information prepared in accordance with Article 11 of Regulation S-X of Honeycomb appearing elsewhere in this proxy statement and the accompanying notes in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.” The unaudited pro forma condensed combined financial information is derived from, and should be read in conjunction with, the historical financial statements and accompanying notes of Nubia and Honeycomb for the applicable periods included elsewhere in this proxy statement. The Selected Pro Forma Information has been presented for informational purposes only and is not necessarily indicative of what Honeycomb’s financial position or results of operations actually would have been had the Transactions and the other events been completed as of the dates indicated. The Selected Pro Forma Information does not purport to project the financial position or operating results of Honeycomb that may be expected for any other period in the future.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption by Nubia’s public stockholders of shares of Nubia’s Class A common stock for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the trust account:

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2022
(in thousands)

	Pro Forma Combined Assuming Minimum Redemption	Pro Forma Combined Assuming Maximum Redemption
ASSETS
Current assets:
Cash and cash equivalents	$120,990	—
Accounts receivable	1	1
Inventory	23	23
Prepaid expenses and other current assets	248	248
Total current assets	121,262	272

Non-current assets:
Prepaid expenses	36	36
Patents, net	1,332	1,332
Property and equipment, net	2,630	2,630
Total non-current assets	3,998	3,998
TOTAL ASSETS	125,260	4,270

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accounts payable and accrued expenses	897	897
Notes payable – sponsor	125	125
Total current liabilities	1,022	1,022

COMMITMENTS AND CONTINGENCIES
Stockholders’ equity (deficit):
Class A common stock	8	8
Additional paid-in capital	124,230	3,240
Total shareholders’ equity (deficit)	124,238	3,248
TOTAL LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)	125,260	4,270

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
(in thousands, except share and per share data)

	Pro Forma Combined Assuming Minimum Redemption	Pro Forma Combined Assuming Maximum Redemption
Revenues	$19	19
Cost of revenue	3	3
Gross profit	16	16

Operating costs and expenses:
Research and development	2,923	2,923
Selling, general and administrative expenses	6,652	6,652
Total operating costs and expenses	9,575	9,575
Loss from operations	(9,559)	(9,559)

Other income:
Change in fair value of derivative liability	19	19
Other income	5	5
Total other income	24	24
Net loss before income tax provision	(9,535)	(9,535)
Income tax provision	(340)	(340)
Net loss	(9,875)	(9,875)

COMPARATIVE PER SHARE INFORMATION

The comparative per share information sets forth summary historical per share information for Nubia and Honeycomb and unaudited pro forma condensed combined per share information after giving effect to the Transactions, presented under the two assumed redemption scenarios as follows:

•        Assuming No Redemptions — this scenario assumes that no public stockholders of Nubia exercise their redemption rights with respect to their public shares of Nubia’s Class A common stock for a pro rata share of the funds in the trust account.

•        Assuming 50% of Maximum Redemptions — this scenario assumes that 6,175,000 public shares of Nubia’s Class A common stock are redeemed for an aggregate payment of $63.9 million, which is derived from the number of shares that could be redeemed in connection with the Transactions at an assumed redemption price of approximately $10.35 per share based on funds held in the trust account as of December 31, 2022.

•        Assuming Maximum Redemptions — this scenario assumes that 12,350,000 public shares of Nubia’s Class A common stock are redeemed for an aggregate payment of $127.8 million, which is derived from the number of shares that could be redeemed in connection with the Transactions at an assumed redemption price of approximately $10.35 per share based on funds held in the trust account as of December 31, 2022.

The selected unaudited pro forma condensed combined book value information as of December 31, 2022 gives pro forma effect to the Transactions and the other events as if consummated on December 31, 2022. The selected unaudited pro forma condensed combined net loss per share and weighted average shares outstanding information for the year ended December 31, 2022 gives pro forma effect to the Transactions and the other events as if consummated on January 1, 2022, the beginning of the earliest period presented.

This information is only a summary and should be read in conjunction with the historical financial statements and accompanying notes of Nubia and Honeycomb included elsewhere in this proxy statement. The unaudited pro forma condensed combined per share information of Nubia and Honeycomb is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and accompanying notes included elsewhere in this proxy statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

The unaudited pro forma condensed combined loss per share information below does not purport to represent the loss per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma condensed combined book value per share information below does not purport to represent what the value of Nubia and Honeycomb would have been had the companies been combined during the periods presented.

Nubia is providing the following comparative per share information to assist you in your analysis of the financial aspects of the Transactions.

	HBC Historical	Nubia Historical	Pro forma Minimum Redemption	Pro forma 50% of Maximum Redemption	Pro forma Maximum Redemption
December 31, 2022
Book value per share	5,598	(0.30)	1.45	0.80	0.04
Weighted average shares outstanding – common stock subject to redemption		9,846,164	85,561,000	79,386,000	73,211,000
Basic and diluted net income per share – common stock subject to redemption		0.05	(0.12)	(0.12)	(0.13)
Weighted average shares outstanding – non-redeemable common stock	1,000	3,117,537	—		—
Basic and diluted net income per share – non-redeemable common stock	(3,948)	0.05	—		—

	No redemptions	50% of maximum redemptions	Maximum redemptions
IPO fees	$4,323,000	$4,323,000	$4,323,000
IPO proceeds net of redemptions	$123,500,000	$61,750,000	$—
Underwriter fees as a percentage of proceeds net of redemptions	3.50%	7.00%	N/A

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that express Nubia’s and Honeycomb’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions, the benefits of the Transactions, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Honeycomb operates. Such forward-looking statements are based on available current market material and Nubia’s and Honeycomb’s current expectations, beliefs and forecasts concerning future developments and their potential effects on the Transactions, Honeycomb and Nubia. Factors that may impact such forward-looking statements include:

•        changes in domestic and foreign business, market, financial, political and legal conditions;

•        the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Company or the expected benefits of the proposed transactions or that the approval of the shareholders of Nubia or HBC is not obtained;

•        the outcome of any legal proceedings that may be instituted against Honeycomb or Nubia following announcement of the proposed transactions;

•        failure to realize the anticipated benefits of the proposed transactions;

•        risks relating to the uncertainty of the projected financial information with respect to Honeycomb;

•        risks related to the performance of Honeycomb’s batteries;

•        the extent to which OEMs may elect to pursue other battery cell technologies;

•        risks related to the safety of Honeycomb’s high-capacity anode and high-energy solid-state battery technology, for which only preliminary safety testing has occurred and for which additional and extensive safety testing will need to occur prior to being installed in electric vehicles;

•        risks related to any substantial increases in the prices for Honeycomb’s raw materials and components, some of which are obtained from a limited number of sources where demand may exceed supply;

•        consumers’ willingness to adopt electric vehicles;

•        risks related to Honeycomb being an early-stage company with a history of financial losses that expects to incur significant expenses and continuing losses for the foreseeable future;

•        the possibility that Honeycomb may require additional capital to support business growth, and that this capital might not be available on commercially reasonable terms or at all;

•        Honeycomb’s heavy reliance on owned intellectual property, which includes patent rights, trade secrets, copyright, trademarks, and know-how, and its ability to protect and maintain access to these intellectual property rights;

•        risks related to the intentional disruption, security breaches and other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling of Honeycomb’s technology and its website, systems, and data it maintains;

•        the amount of redemption requests made by Nubia’s public stockholders;

•        the ability of Nubia or the Combined Company to issue equity or equity-linked securities in connection with the proposed transactions or in the future;

•        the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries;

•        the impact of the global COVID-19 pandemic on Honeycomb, Nubia, the Combined Company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and

•        other factors disclosed in this proxy statement

There can be no assurance that future developments affecting Nubia and/or Honeycomb will be those that Nubia or Honeycomb has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond either Nubia’s or Honeycomb’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nubia and Honeycomb will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Before a stockholder grants its proxy or instructs how its vote should be cast or votes on the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal, the Nasdaq proposal or the adjournment proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect Nubia and Honeycomb.

RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. The following risk factors apply to the business and operations of Honeycomb and will also apply to the business and operations of the Combined Company following the completion of the business combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the business combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of the Combined Company. You should also carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” Nubia or Honeycomb may face additional risks and uncertainties that are not presently known to us or Honeycomb, or that we or Honeycomb currently deem immaterial, which may also impair our or Honeycomb’s business or financial condition.

Risks Related to Honeycomb’s Business and Operations Following the Business Combination

The following discussion should be read in conjunction with the financial statements of Honeycomb and notes to the financial statements included herein. Unless the context otherwise requires, all references in this section to “we,” “us” or “our” refer to Honeycomb.

Risks Related to Development and Commercialization

If our batteries fail to perform as expected, our ability to develop, market and sell our batteries would be adversely affected.

Our batteries may contain defects in design and manufacture that may cause them to not perform as expected or that may require repairs, recalls and design changes. Our batteries are inherently complex and incorporate technology and components that have not been used for certain applications and that may contain defects and errors, particularly when first introduced to such applications. Although our batteries undergo quality control testing prior to release for shipment, there can be no assurance that we will be able to detect and fix all defects prior to shipment, and nonconformances, defects or errors could occur or be present in batteries that we release for shipment to customers. If our batteries fail to perform as expected, our customers may delay deliveries, our customer may terminate orders or we may initiate product recalls, each of which could adversely affect our sales and brand and could adversely affect our business, financial condition, prospects and results of operations.

Our battery architecture is different from our peers’ and may behave differently in customer use applications, certain applications of which we have not yet evaluated. This could limit our ability to deliver to certain applications. In addition, our historical data on the performance and reliability of our batteries is limited, and therefore our batteries could fail unexpectedly in the field resulting in significant warranty costs or brand damage in the market. Further, the structure of our battery is different from traditional lithium-ion batteries and therefore our batteries could be susceptible to different and unknown failure modes leading our batteries to fail and cause a safety event in the field. Such an event could result in the failure of our end customers’ product as well as the loss of life or property, resulting in severe financial penalties for us, including the loss of revenue, cancelation of supply contracts and the inability to win new business due to reputational damage in the market. In addition, consistent with industry norms, we would anticipate that when we enter into agreements to supply our battery products to end product manufacturers, that the terms of these agreements may require us to bear certain costs relating to recalls and replacements of end products when such recalls and replacements are due to defects of our battery products that are incorporated in such end products.

OEMs may elect to pursue other battery cell technologies, which likely would impair our revenue generating ability.

OEMs are motivated to develop and commercialize improved battery cell technologies. To that end, OEMs partners have invested, and are likely to continue to invest in the future, in their own development efforts and, in certain cases, in joint development agreements with our current and future competitors. If other technology is developed more rapidly than our high-capacity anode and high-energy solid-state battery technology, or if such competing technologies are determined to be more efficient or effective than our high-capacity anode and high-energy solid-state battery technology, our partners may elect to adopt and install a competitor’s technology or products over ours, which could materially impact our business, financial results, and prospects.

We have only conducted preliminary safety testing on our high-capacity anode and high-energy solid-state battery technology, and our technology will require additional and extensive safety testing prior to being installed in electric vehicles.

To achieve acceptance by automotive OEMs, our anticipated commercial-sized our high-capacity anode and high-energy solid-state battery technology will have to undergo extensive safety testing. We cannot assure you such tests will be successful, and we may identify different or new safety issues in our development or the commercial cells that have not been present in our prototype cells. If we have to make design changes to address any safety issues, we may have to delay or suspend commercialization, which could materially damage our business, prospects, financial condition, operating results and brand.

We rely on complex equipment for our operations, and production involves a significant degree of risk and uncertainty in terms of operational performance and costs.

We rely heavily on complex equipment for our operations and the production of our high-capacity anode and high-energy solid-state battery technology. The work required to integrate this equipment into the production of our high-capacity anode and high-energy solid-state battery technology is time intensive and requires us to work closely with the equipment providers to ensure that it works properly with our proprietary technology. This integration involves a degree of uncertainty and risk and may result in the delay in the scaling up of production or result in additional cost to our high-capacity anode and high-energy solid-state battery technology.

Our current manufacturing facilities require, and we expect our future manufacturing facilities will require, large-scale machinery and equipment. Such machinery and equipment may unexpectedly malfunction and require repairs and spare parts to resume operations, which may not be available when needed. In addition, because this equipment has historically not been used to build our high-capacity anode and high-energy solid-state batteries, the operational performance and costs associated with this equipment is difficult to predict and may be influenced by factors outside of our control, such as, but not limited to, failures by suppliers to deliver necessary components of our products in a timely manner and at prices and volumes acceptable to us, environmental hazards and associated costs of remediation, difficulty or delays in obtaining governmental permits, damages or defects in systems, industrial accidents, fires, seismic activity and other natural disasters.

Problems with our manufacturing equipment could result in the personal injury to or death of workers, the loss of production equipment, damage to manufacturing facilities, monetary losses, delays and unanticipated fluctuations in production. In addition, in some cases operational problems may result in environmental damage, administrative fines, increased insurance costs and potential legal liabilities. Any of these operational problems, or a combination of them could have a material adverse effect on our business, results of operations, cash flows, financial condition or prospects.

We may obtain licenses on technology that has not been commercialized or has been commercialized only to a limited extent, and the success of our business may be adversely affected if such technology does not perform as expected.

From time to time, we may license from third parties technologies that have not been commercialized or which have been commercialized only to a limited extent. These technologies may not perform as expected within our high-capacity anode and high-energy solid-state batteries and related products. If the cost, performance characteristics, manufacturing process or other specifications of these licensed technologies fall short of our targets, our projected sales, costs, time to market, competitive advantage, future product pricing and potential operating margins may be adversely affected.

We may be unsuccessful in transitioning certain services from G3 to us.

In connection with the business combination, we are transitioning certain administrative services and other functions from G3 to us. We may be unsuccessful in implementing this transition and performing these functions on our own, or engaging third parties to provide such services and may pay more for such services than we paid prior to the Restructuring. We could also suffer disruptions to our operations as we make the transition, which could delay the scale up our manufacturing capacity and have an adverse effect on our business, financial condition and results of operations.

Substantial increases in the prices for our raw materials and components, some of which are obtained from a limited number of sources where demand may exceed supply, could materially and adversely affect our business.

We rely on third-party suppliers for components and equipment necessary to develop our high-capacity anode and high-energy solid-state battery technology. We face risks relating to the availability of these materials and components, including that we will be subject to demand shortages and supply chain challenges and generally may not have sufficient purchasing power to eliminate the risk of price increases for the raw materials and tools we need. To the extent that we are unable to enter into commercial agreements with our current suppliers or our replacement suppliers on favorable terms, or these suppliers experience difficulties meeting our requirements, the development and commercial progression of our high-capacity anode and high-energy solid-state battery technology and related technologies may be delayed.

Separately, we may become subject to various supply chain requirements regarding, among other things, conflict minerals and labor practices. We may be required to incur substantial costs to comply with these requirements, which may include locating new suppliers if certain issues are discovered. We may not be able to find any new suppliers for certain raw materials or components required for our operations, or such suppliers may be unwilling or unable to provide us with products.

Any disruption in the supply of components, equipment or materials could temporarily disrupt research and development activities or production of our high-capacity anode and high-energy solid-state battery technology until an alternative supplier is able to supply the required material. Changes in business conditions, unforeseen circumstances, governmental changes, and other factors beyond our control or which we do not presently anticipate, could also affect our suppliers’ ability to deliver components or equipment to us on a timely basis. Any of the foregoing could materially and adversely affect our results of operations, financial condition and prospects.

Currency fluctuations, trade barriers, tariffs or shortages and other general economic or political conditions may limit our ability to obtain key components or equipment for our high-capacity anode and high-energy solid-state battery technology or significantly increase freight charges, raw material costs and other expenses associated with our business, which could further materially and adversely affect our results of operations, financial condition and prospects.

We may be unable to adequately control the costs associated with our operations and the components necessary to build our high-capacity anode and high-energy solid-state batteries, and, if we are unable to control these costs and achieve cost advantages in our production of our high-capacity anode and high-energy solid-state batteries at scale, our business will be adversely affected.

We require significant capital to develop our high-capacity anode and high-energy solid-state battery technology and expect to incur significant expenses, including those relating to research and development, raw material procurement, leases, sales and distribution as we build our brand and market our technologies, and general and administrative costs as we scale our operations. Our ability to become profitable in the future will not only depend on our ability to successfully develop and market our high-capacity anode and high-energy solid-state battery technology, but also to control our costs. If we are unable to efficiently design, appropriately price, sell and distribute our high-capacity anode and high-energy solid-state battery technology, our anticipated margins, profitability and prospects would be materially and adversely affected.

If we are unable to attract and retain key employees and qualified personnel, our ability to compete could be harmed.

Our success depends on our ability to attract and retain our executive officers, key employees and other qualified personnel, and our operations may be severely disrupted if we lost their services. As we build our brand and become more well known, there is increased risk that competitors or other companies will seek to hire our personnel. Our success also depends on our continuing ability to identify, hire, attract, train and develop other highly qualified personnel. Competition for these employees can be intense, and our ability to hire, attract and retain them depends on our ability to provide competitive compensation. We may not be able to attract, assimilate, develop or retain qualified personnel in the future, and our failure to do so could seriously harm our business and prospects.

In addition, we are highly dependent on the services of our senior technical and management personnel, including our executive officers, who would be difficult to replace. Further, our Executive Chairman and Chief Science Officer will continue to be employed by G3 following the closing of the business combination, and his time and attention may be diverted from the Combined Company’s business, which may have an impact on our business. If we do not succeed in attracting, hiring, and integrating excellent personnel, or retaining and motivating existing personnel, we may be unable to grow effectively and our business, financial condition, results of operations and prospects could be adversely affected.

Our insurance coverage may not be adequate to protect us from all business risks.

We may be subject, in the ordinary course of business, to losses resulting from products liability, accidents, acts of God, and other claims against us, for which we may have no insurance coverage. As a general matter, the policies that we do have may include significant deductibles, and we cannot be certain that our insurance coverage will be sufficient to cover all future losses or claims against us. A loss that is uninsured or which exceeds policy limits may require us to pay substantial amounts, which could adversely affect our financial condition and operating results. Furthermore, although we plan to obtain and maintain insurance for damage to our property and the disruption of our business, this insurance may be challenging to obtain and maintain on terms acceptable to us and may not be sufficient to cover all of our potential losses.

Our facilities or operations could be damaged or adversely affected as a result of natural disasters and other catastrophic events, including fire and explosions.

We currently conduct our operations in two facilities in Dayton, Ohio. Our current and future development and manufacturing facilities or operations could be adversely affected by events outside of our control, such as natural disasters, wars, health pandemics and epidemics such as the ongoing COVID-19 pandemic, and other calamities. We cannot assure you that any backup systems will be adequate to protect us from the effects of fire, explosions, floods, cyber-attacks (including ransomware attacks), typhoons, earthquakes, power loss, telecommunications failures, break-ins, war, riots, terrorist attacks or similar events. Any of the foregoing events may give rise to interruptions, breakdowns, system failures, technology platform failures or internet failures, which could cause the loss or corruption of data or malfunctions of software or hardware as well as adversely affect our ability to conduct our research and development activities as and on the timeline currently contemplated.

We may in the future be adversely affected by health crises and pandemics, such as the recent global COVID-19 pandemic.

We face various risks related to epidemics, pandemics, and other outbreaks, including the recent COVID-19 pandemic and/or any other pandemic. The impact of events like the recent COVID-19 pandemic, such as changes in consumer and business behavior, pandemic fears and market downturns, and restrictions on business and individual activities, might create significant volatility in the global economy and lead to reduced economic activity. A pandemic might also impact our potential customers and our suppliers by disrupting the manufacturing, delivery and overall supply chain of battery cell, electric vehicle and equipment manufacturers and suppliers.

The COVID-19 pandemic resulted in government authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, stay-at-home or shelter-in-place orders, and business shutdowns, and a future health crisis or pandemic may result in similar or more significant measures. These measures may adversely impact our employees, research and development activities and operations and the operations of our customers, suppliers, vendors and business partners. In addition, various aspects of our business cannot be conducted remotely, including many aspects of the research and development and manufacturing of our high-capacity anode and high-energy solid-state battery technology. These measures, to the extent imposed by government authorities, may remain in place for a significant period of time and they may adversely affect our future research and development, manufacturing and building plans, business and results of operations. We may take further actions as may be required by government authorities or that we determine are in the best interests of our customers, employees, suppliers, vendors and business partners.

The extent to which the health crises and pandemics impact our business, prospects and results of operations will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the health crisis or pandemic, its severity, the actions to contain any relevant virus or treat its impact, and how quickly and to what extent normal economic and operating activities can resume. Even after a health crisis or pandemic subsides, we may continue to experience an adverse impact to our business as a result of the global economic impact, including any recession that may occur in the future. Our business may be adversely affected if a health crisis or pandemic emerges and/or persists as a severe worldwide health crisis, and may also have the effect of heightening many of the other risks described in this “Risk Factors” section.

Risks Related to Industry and Market Trends

The battery cell market continues to evolve and is highly competitive, and we may not be successful in competing in this market or establishing and maintaining confidence in our long-term business prospects among current and future partners and customers.

The battery cell market in which we compete continues to evolve and is highly competitive. To date, we have focused our efforts on our high-capacity anode and high-energy solid-state battery technology, a promising alternative to conventional lithium-ion battery cell technology. However, lithium-ion battery cell technology has been widely adopted and our current competitors have, and future competitors may have, greater resources than we do and may also be able to devote greater resources to the development of their current and future technologies. These competitors also may have greater access to customers and may be able to establish cooperative or strategic relationships amongst themselves or with third parties that may further enhance their resources and competitive positioning. In addition, traditional lithium-ion battery cell manufacturers may continue to reduce cost and expand supply of conventional batteries and, therefore, reduce the prospects for our business or negatively impact the ability for us to sell our products at a market-competitive price and yet at sufficient margins.

Many automotive OEMs are researching and investing in solid-state battery cell efforts and, in some cases, in battery cell development and production. We do not have exclusive relationships with any OEM to provide their future battery cell technologies, and it is possible that the investments made by these OEMs might result in technological advances earlier than, or superior in certain respect to, the high-capacity anode and high-energy solid-state battery technology we are developing. There are a number of companies seeking to develop alternative approaches to high-capacity anodes and solid-state battery cells. We expect competition in battery cell technology and electric vehicles to intensify due to increased demand for these vehicles and a regulatory push for electric vehicles, continuing globalization, and consolidation in the worldwide automotive industry. As new companies and larger, existing vehicle and battery cell manufacturers enter the high-capacity anode and solid-state battery cell space, we may lose any perceived or actual technological advantage we may have in the marketplace and suffer a decline in our position in the market.

Furthermore, the battery cell industry also competes with other emerging or evolving technologies, such as natural gas, advanced diesel and hydrogen-based fuel cell powered vehicles. Developments in alternative technologies or improvements in batteries technology made by competitors may materially adversely affect the sales, pricing and gross margins of our products. As technologies change, we will attempt to upgrade or adapt our products to continue to provide products with the latest technology. However, our products may become obsolete, or our research and development efforts may not be sufficient to adapt to changes in or to create the necessary technology to effectively compete. If we are unable to keep up with competitive developments, including if such technologies achieve lower prices or enjoy greater policy support than the lithium-ion battery cell industry, our competitive position and growth prospects may be harmed. Similarly, if we fail to accurately predict and ensure that our high-capacity anode and high-energy solid-state battery technology can address customers’ changing needs or emerging technological trends, or if our customers fail to achieve the benefits expected from our high-capacity anode and high-energy solid-state battery technology, our business will be harmed.

We must continue to commit significant resources to develop our high-capacity anode and high-energy solid-state battery technology in order to establish a competitive position, and these commitments must be made without knowing whether our investments will result in products potential customers will accept. There is no assurance we will successfully identify new customer requirements, develop and bring our high-capacity anode and high-energy solid-state battery technology to market on a timely basis, or that products and technologies developed by others will not render our high-capacity anode and high-energy solid-state battery technology obsolete or noncompetitive, any of which would adversely affect our business and operating results.

We expect that automotive OEMs and top tier battery cell suppliers will be less likely to license our high-capacity anode and high-energy solid-state battery technology if they are not convinced that our business will succeed in the long term. Similarly, suppliers and other third parties will be less likely to invest time and resources in developing business relationships with us if they are not convinced that our business will succeed in the long term. Accordingly, in order to build and maintain our business, we must instill and maintain confidence among current and future partners, customers, suppliers, analysts, ratings agencies and other parties in our long-term financial viability and business prospects. Maintaining such confidence may be particularly complicated by certain factors including those that are largely outside of our control, such as:

•        our limited operating history;

•        market unfamiliarity with our products;

•        delays in or impediments to completing or achieving our research and development goals;

•        unexpected costs that automotive OEM and top tier cell partners may be required to incur to scale manufacturing, delivery and service operations to meet demand for electric vehicles containing our technologies or products;

•        competition and uncertainty regarding the future of electric vehicles;

•        the development and adoption of competing technologies that are less expensive and/or more effective than our products; and

•        our eventual production and sales performance compared with market expectations.

Our future growth and success are dependent upon consumers’ willingness to adopt electric vehicles.

Our growth and future demand for our products is highly dependent upon the adoption by consumers of alternative fuel vehicles in general and electric vehicles in particular. The market for new energy vehicles is still rapidly evolving, characterized by rapidly changing technologies, competitive pricing and factors, evolving government regulation and industry standards, and changing consumer demands and behaviors. If the market for electric vehicles in general does not develop as expected, or develops more slowly than expected, our business, prospects, financial condition and operating results could be harmed.

We may not succeed in attracting customers during the development stage or for high volume commercial production, and our future growth and success depend on our ability to attract customers.

We may not succeed in attracting customers during our development stage or for high volume commercial production. Customers may be wary of unproven products or not be inclined to work with less established businesses. In addition, if we are unable to attract new customers in need of high-volume commercial production of our products, our business will be harmed.

Automotive OEMs are often large enterprises. Therefore, our future success will depend on our or our partners’ ability to effectively sell our products to such large customers. Sales to these end-customers involve risks that may not be present (or that are present to a lesser extent) with sales to smaller customers. These risks include, but are not limited to, (i) increased purchasing power and leverage held by large customers in negotiating contractual arrangements with us and (ii) longer sales cycles and the associated risk that substantial time and resources may be spent on a potential end-customer that elects not to purchase our products.

Automotive OEMs that are large organizations often undertake a significant evaluation process that results in a lengthy sales cycle. In addition, product purchases by large organizations are frequently subject to budget constraints, multiple approvals and unanticipated administrative, processing and other delays. Finally, large organizations typically have longer implementation cycles, require greater product functionality and scalability, require a broader range of services, demand that vendors take on a larger share of risks, require acceptance provisions that can lead to a delay in revenue recognition and expect greater payment flexibility. All of these factors can add further risk to business conducted with these potential customers.

We may not be able to accurately estimate the future supply and demand for our high-capacity anode and high-energy solid-state battery technology, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue. If we fail to accurately predict our manufacturing requirements, we could incur additional costs or experience delays.

It is difficult to predict our future revenues and appropriately budget for our expenses, and we may have limited insight into trends that may emerge and affect our business. We anticipate being required to provide forecasts of our demand to our current and future suppliers prior to the scheduled delivery of products to potential customers. Currently, there is no historical basis for making judgments on the demand for our high-capacity anode and high-energy solid-state battery technology or our ability to develop, manufacture, and deliver such products, or our profitability in the future. If we overestimate our requirements, our suppliers may have excess inventory, which indirectly would increase our costs. If we underestimate our requirements, our suppliers may have inadequate inventory, which could interrupt manufacturing of our products and result in delays in shipments and revenues. In addition, lead times for materials and components that our suppliers order may vary significantly and depend on factors such as the specific supplier, contract terms and demand for each component at a given time. If we fail to order sufficient quantities of product components in a timely manner, the delivery of our high-capacity anode and high-energy solid-state battery technology to our potential customers could be delayed, which would harm our business, financial condition and operating results.

Risks Related to Limited Operating History

Our business model has yet to be tested and any failure to commercialize our strategic plans would have an adverse effect on our operating results and business, harm our reputation and could result in substantial liabilities that exceed our resources.

Investors should be aware of the difficulties normally encountered by a new enterprise, many of which are beyond our control, including substantial risks and expenses in the course of establishing or entering new markets, organizing operations and undertaking marketing activities. The likelihood of our success must be considered in light of these risks, expenses, complications, delays and the competitive environment in which we operate. There is, therefore, nothing at this time upon which to base an assumption that our business plan will prove successful, and we may not be able to generate significant revenue, raise additional capital or operate profitably. We will continue to encounter risks and difficulties frequently experienced by early commercial stage companies, including scaling up our infrastructure and headcount, and may encounter unforeseen expenses, difficulties or delays in connection with our growth. In addition, as a result of the capital requirements of our business, we can be expected to continue to sustain substantial operating expenses without generating sufficient revenue to cover expenditures. Any investment in our company is therefore highly speculative and could result in the loss of your entire investment.

It is difficult to predict our future revenues and appropriately budget for our expenses, and we have limited insight into trends that may emerge and affect our business. In the event that actual results differ from our estimates or we adjust our estimates in future periods, our operating results, prospects and financial position could be materially affected. The projected financial information appearing elsewhere in these materials was prepared by management and reflects current estimates of future performance. The projected results depend on the successful implementation of management’s growth strategies and are based on assumptions and events over which we have only partial or no control. The assumptions underlying such projected information require the exercise of judgment and may not occur, and the projections are subject to uncertainty due to the effects of economic, business, competitive, regulatory, legislative, and political or other changes.

The Company’s operating and financial forecasts may not prove accurate.

This proxy statement contains financial projections that were provided to Honeycomb. The financial projections are based on Honeycomb’s estimates and assumptions as of the dates on which they were prepared concerning various factors that are subject to significant risks and uncertainties, many of which are beyond Honeycomb’s and Nubia’s control.

No guaranty can be given that the financial projections will correspond with the results actually achieved in the future because there is no assurance that actual events will correspond with the assumptions made by Honeycomb. For example, the financial projections make certain assumptions as to demand for Honeycomb’s products and available capital. Inevitably, Honeycomb’s actual future operations and financial condition will differ from those projected, and the actual future events and conditions will differ from those assumed by Honeycomb and set forth in the financial projections. Such differences may be material and adverse. Actual operating results may be affected by many factors, including, but not limited to, increased costs or lower than anticipated revenues, availability of capital or otherwise.

For further information, see the section entitled “Proposal 1 — The Business Combination Proposal — Honeycomb’s Financial Projections.” Accordingly, the Combined Company’s future financial condition and results of operations may differ materially from the financial projections. The Combined Company’s failure to achieve our projected results could harm the trading price of Nubia Common Stock and Nubia Warrants and its financial position following the completion of the Business Combination. Neither Nubia nor Honeycomb have any duty to update the financial projections included in this proxy statement.

We are an early-stage company with a history of financial losses and expect to incur significant expenses and continuing losses for the foreseeable future.

We incurred a net loss of approximately $3.5 million for the year ended December 31, 2021, and approximately $3.9 million for the year ended December 31, 2022. We believe that we will continue to incur operating and net losses each quarter until the time significant production of our high-capacity anode and high-energy solid-state battery technology begins.

We expect the rate at which we will incur losses to be significantly higher in future periods as we, among other things, continue to incur significant expenses in connection with the design, development and manufacturing of our high-capacity anode and high-energy solid-state battery technology; expand our research and development activities; invest in additional research and development and manufacturing capabilities; build up inventories of raw materials and other components; commence sales and marketing activities; develop our distribution infrastructure; and increase our general and administrative functions to support our growing operations. We may find that these efforts are more expensive than we currently anticipate or that these efforts may not result in revenues, which would further increase our losses.

Our history of recurring losses and anticipated expenditures raise substantial doubts about our ability to continue as a going concern. Our ability to continue as a going concern requires that we obtain sufficient funding to finance our operations.

We have incurred operating losses to-date and it is possible we will never generate profit. Our ability to continue as a going concern depends on generating cash from operations, and the potential of obtaining additional debt or equity financing. There can be no assurance that we will be successful in these efforts. Our unaudited condensed financial statements included elsewhere in this proxy statement have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of these uncertainties related to our ability to operate on a going concern basis.

If we are unable to raise sufficient capital when needed, our business, financial condition and results of operations will be materially and adversely affected, and we will need to significantly modify our operational plans to continue as a going concern. If we are unable to continue as a going concern, we might have to liquidate our assets and the values we receive for our assets in liquidation or dissolution could be significantly lower than the values reflected in our financial statements. Our lack of cash resources and our potential inability to continue as a going concern may materially adversely affect our share price and our ability to raise new capital or to enter into critical contractual relations with third parties due to concerns about our ability to meet our contractual obligations.

We may require additional capital to support business growth, and this capital might not be available on commercially reasonable terms or at all. There is substantial doubt as to our ability to continue as a going concern.

We may need additional capital before we commence generating revenues, and it may not be available on acceptable terms, if at all. For example, our capital budget assumes, among other things, that our development timeline progresses as planned and our corresponding expenditures are consistent with current expectations, both of which are subject to various risks and uncertainties, including those described herein. Based on our current plans, we expect that following the consummation of the business combination, and assuming no public shares are redeemed, we expect our existing cash and cash equivalents will be sufficient to meet our working capital and capital expenditure requirements into 2024. However, assuming the maximum redemption of 12.35 million public shares at $10.35 per share, for aggregate payment of approximately $127.2 million from the trust account, we believe that our cash on hand following the consummation of the business combination will be sufficient to meet our working capital and capital expenditure requirements through at least June 30, 2023, as we work towards commercialization and, as a result in this scenario, we expect to need to access the debt and equity capital markets to obtain additional financing.

In addition, as discussed in the Summary of Significant Accounting Policies note to the Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements contained elsewhere in this proxy statement, we have experienced recurring losses from operations and negative cash flows from operations that raise substantial doubt about our ability to continue as a going concern. In their report for the year ended December 31, 2022, our auditors have expressed substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern depends on generating cash from operations, and the potential of obtaining additional debt or equity financing; however, there can be no assurance we will be successful in these efforts. This concern can be addressed by a business growth plan that includes commercialization of next-generation batteries, which can benefit from access to public capital markets.

More specifically, we expect our capital expenditures and working capital requirements to increase materially in the near future, as we accelerate our research and development efforts and scale up production operations with our partners. As we approach commercialization, we expect our operating expenses will increase substantially on account of increased headcount and other general and administrative expenses necessary to support a rapidly growing company.

As a result, we may need to access the debt and equity capital markets to obtain additional financing in the future. However, these sources of financing may not be available on acceptable terms, or at all. Our ability to obtain additional financing will be subject to a number of factors, including:

•        market conditions;

•        the level of success we have experienced with our research and development programs;

•        our operating performance;

•        investor sentiment; and

•        our ability to incur additional debt in compliance with any agreements governing our then-outstanding debt.

These factors may make the timing, amount, terms or conditions of additional financings unattractive to us. If we raise additional funds by issuing equity, equity-linked or debt securities, those securities may have rights, references or privileges senior to the rights of our currently issued and outstanding equity or debt, and our existing stockholders may experience dilution. If we are unable to generate sufficient funds from operations or raise additional capital, we may be forced to take actions to reduce our capital or operating expenditures, including by not seeking potential acquisition opportunities, eliminating redundancies, or reducing or delaying our production facility expansions, which may adversely affect our business, operating results, financial condition and prospects.

We may have potential business conflicts of interest with our Parent with respect to our past and ongoing relationships. We may not be able to resolve any potential conflicts, and, even if we do so, the resolution may be less favorable to us than if we were dealing with an unaffiliated party.

Conflicts of interest may arise with our Parent in a number of areas relating to our past and ongoing relationships, including labor, tax, employee benefit, indemnification and other matters arising from the Restructuring; intellectual property matters, including the Patent Assignment (as defined below); and employee recruiting and retention, including matters related to the dual employment arrangement of our Executive Chairman and Chief Science Officer with Honeycomb and our Parent. Following the Restructuring, certain of our directors and employees may have actual or potential conflicts of interest because of their financial interests in our Parent. Because of their current or former positions with our Parent, certain of our expected executive officers and directors, including our Executive Chairman and Chief Science Officer, own equity interests in our Parent. Continuing ownership of equity interests in our Parent could create, or appear to create, potential conflicts of interest if Honeycomb and our Parent face decisions that could have implications for both Honeycomb and our Parent.

If we fail to effectively manage our future growth, we may not be able to market and license the technology and know-how to manufacture or sell our high-capacity anode and high-energy solid-state battery technology successfully.

We intend to expand our operations significantly, with a view toward accelerating our research and development activities and positioning our company for potential commercialization of our technologies. In connection with these efforts, we anticipate hiring, retaining and training personnel, acquiring and installing equipment to support the commercialization process of our products, and implementing administrative infrastructure, systems and processes. That said, our management team will have considerable discretion in the application of the funds available to us following completion of the business combination. We may use these funds for purposes that do not yield a significant return or any return at all for our stockholders. In addition, pending their use, we may invest the cash held at closing of the business combination in a manner that does not produce income or that loses value. If we cannot manage our growth effectively, including by controlling our expenditures for these initiatives to the greatest extent possible, our business could be harmed.

Most of our management does not have experience in operating a public company.

Most of our executive officers do not have experience in the management of a publicly traded company. Our management team may not successfully or effectively manage our transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. We may not have adequate personnel with the appropriate level of knowledge, experience, and training in the policies, practices or internal controls over financial reporting required of public companies in the United States. As a result, we may be required to pay higher outside legal, accounting or consulting costs than our competitors, and our management team members may have to devote a higher proportion of their time to issues relating to compliance with the laws applicable to public companies, both of which might put us at a disadvantage relative to competitors.

We may not succeed in establishing, maintaining and strengthening our brand, which would materially and adversely affect customer acceptance of our technologies and our business, revenues and prospects.

Our business and prospects depend on our ability to develop, maintain and strengthen our brand. If we are not able to establish, maintain and strengthen our brand, we may lose the opportunity to build a critical mass of customers. The automobile industry is intensely competitive, and we may not be successful in building, maintaining and strengthening our brand. Our current and potential competitors, including many battery cell manufacturers and automotive OEMs around the world, have greater name recognition, broader customer relationships and substantially greater marketing resources than we do. If we do not develop and maintain a strong brand, our business, prospects, financial condition and operating results will be materially and adversely impacted.

Risks Related to Intellectual Property

We rely heavily on owned intellectual property, which includes patent rights, trade secrets, copyright, trademarks, and know-how. If we are unable to protect and maintain access to these intellectual property rights, our business and competitive position would be harmed.

We may not be able to prevent unauthorized use of our owned intellectual property, which could harm our business and competitive position. We rely on a combination of the intellectual property protections afforded by patent, copyright, trademark and trade secret laws in the United States and other jurisdictions, as well as contractual protections, to establish, maintain and enforce rights and competitive advantage in our proprietary technologies. Despite our efforts to protect our proprietary rights, third parties, including our business partners, may attempt to copy or otherwise obtain and use our intellectual property without our consent or may decline to license necessary intellectual property rights from us on terms favorable to our business. Monitoring unauthorized use of our intellectual property is difficult and costly, and the steps we have taken or will take to prevent misappropriation may not be sufficient. Any enforcement efforts we undertake, including litigation, could require involvement of the licensor, be time-consuming and expensive, and could divert management’s attention, all of which could harm our business, results of operations and financial condition. In addition, existing intellectual property laws and contractual remedies may afford less protection than needed to safeguard our proprietary technologies.

Patent, copyright, trademark and trade secret laws vary significantly throughout the world. A number of foreign countries do not protect intellectual property rights to the same extent as the United States. Therefore, our intellectual property rights may not be as strong or as easily enforced outside of the United States and efforts to protect against the unauthorized use of our intellectual property rights, technology and other proprietary rights may be impossible outside of the United States. Failure to adequately protect our owned intellectual property rights could result in our competitors using our intellectual property to offer products, potentially resulting in the loss of some of our competitive advantage, a decrease in our revenue and reputational harm caused by inferior products offered by third parties, which would adversely affect our business, prospects, financial condition and operating results.

Our patent applications may not result in issued patents, which would result in the disclosures in those applications being available to the public. Also, our patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on our ability to prevent others from interfering with commercialization of our products.

Our patent portfolio includes many patent applications. Our patent applications may not result in issued patents, which may have a material adverse effect on our ability to prevent others from commercially exploiting products similar to our products to our disadvantage. The status of patents involves complex legal and factual questions and the breadth of claims allowed is uncertain. As a result, we cannot be certain that the patent applications that we file will result in patents being issued, or that our patents and any patents that may be issued to us will afford protection against competitors with similar technology. Numerous patents and pending patent applications owned by others exist in the fields in which we have developed and are developing our technology, any number of which could be considered prior art and prevent us from obtaining a patent. Any of our future or existing patents or pending patent applications may also be challenged by others on the basis that they are otherwise invalid or unenforceable. Furthermore, patent applications filed in foreign countries may be subject to laws, rules and procedures that differ from those of the United States, and thus we cannot be certain that foreign patent applications related to issued U.S. patents will be issued.

We have not performed exhaustive searches or analyses of the intellectual property landscape of the battery industry; therefore, we are unable to guarantee that our technology, or its ultimate integration into electric vehicle battery packs, does not infringe intellectual property rights of third parties. We may need to defend ourselves against intellectual property infringement claims, which may be time-consuming and could cause us to incur substantial costs.

Companies, organizations or individuals, including our current and future competitors, may hold or obtain patents, trademarks or other proprietary rights that would prevent, limit or interfere with our ability to make, use, develop, sell, license, lease or market our products or technologies, which could make it more difficult for us to operate our business. From time to time, we may receive inquiries from third parties relating to whether we are infringing their intellectual property rights and/or seek court declarations that they do not infringe upon our intellectual property rights. Companies holding patents or other intellectual property rights relating to batteries may bring suits alleging infringement of such rights or otherwise asserting their rights and seeking licenses. In addition, if we are determined to have infringed upon a third party’s intellectual property rights, we may be required to do one or more of the following:

•        cease selling, leasing, incorporating or using products that incorporate the challenged intellectual property;

•        pay substantial damages;

•        materially alter our research and development activities and proposed production processes;

•        obtain a license from the holder of the infringed intellectual property right, which may not be available on reasonable terms or at all; or

•        redesign our battery cells at significant expense.

In the event of a successful claim of infringement against us and our failure or inability to obtain a license to continue to use the technology on reasonable terms, our business, prospects, operating results and financial condition could be materially adversely affected. In addition, any litigation or claims, whether or not well-founded, could result in substantial costs, negative publicity, reputational harm and diversion of resources and management’s attention.

Risks Related to Finance and Accounting

Our expectations and targets regarding the times when we will achieve various technical, pre-production and production-level performance objectives depend in large part upon assumptions, estimates, measurements, testing, analyses and data developed and performed by us, which if incorrect or flawed, could have a material adverse effect on our actual operating results and performance.

Our expectations and targets regarding the times when we will achieve various technical, pre-production and production objectives reflect our current expectations and estimates. Whether we will achieve these objectives when we expect depends on a number of factors, many of which are outside our control, including, but not limited to:

•        success and timing of our development activity and ability to develop our high-capacity anode and high-energy solid-state batteries that achieves our desired performance metrics and achieves the requisite automotive industry validations before our competitors;

•        unanticipated technical or manufacturing challenges or delays;

•        technological developments relating to lithium-ion, lithium-metal all-solid-state or other batteries that could adversely affect the commercial potential of our technologies;

•        the extent of consumer acceptance of electric vehicles generally, and those deploying our products, in particular;

•        competition, including from established and future competitors in the battery cell industry or from competing technologies such as hydrogen fuel cells that may be used to power electric vehicles;

•        whether we can obtain sufficient capital when required to sustain and grow our business, including through the acquisition and installation of equipment to support the commercialization process of our products and the operation and maintenance of our facilities;

•        our ability to manage our growth;

•        whether we can manage relationships with key suppliers and the availability of the raw materials we need to procure from them;

•        our ability to retain existing key management, integrate recent hires and attract, retain and motivate qualified personnel; and

•        the overall strength and stability of domestic and international economies.

Unfavorable changes in any of these or other factors, most of which are beyond our control, could materially and adversely affect our ability to achieve our objectives when planned and our business, results of operations and financial results.

Incorrect estimates or assumptions by management in connection with the preparation of our financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses.

The preparation of our consolidated financial statements requires management to make critical accounting estimates and assumptions that affect the reported amounts of assets, liabilities, income, revenue or expenses during the reporting periods. Incorrect estimates and assumptions by management could adversely affect our reported amounts of assets, liabilities, income, revenue and expenses during the reporting periods. If we make incorrect assumptions or estimates, our reported financial results may be over or understated, which could materially and adversely affect our business, financial condition and results of operations.

If we are unable to develop and maintain an effective system of internal controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our stock price, business and operating results.

We will be required to provide management’s attestation on internal controls. The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are significantly more stringent than those that were required of us as a privately held company. If we are not able to implement the additional requirements of Section 404(a) in a timely manner or with adequate compliance, we may not be able to assess whether our internal controls over financial reporting are effective, which may subject us to adverse regulatory consequences and could harm investor confidence and the market price of our securities.

If we identify any material weaknesses in the future, any such identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, if we are unable to maintain compliance with securities law requirements regarding timely filing of periodic reports or applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result and we could become subject to litigation or investigations by the SEC or other regulatory authorities, which could require additional financial and management resources. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.

Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud.

We are subject to certain reporting requirements of the Exchange Act. Our disclosure controls and procedures are designed to reasonably assure that information required to be disclosed by us in reports we file or submit under the Exchange Act is accumulated and communicated to management, recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC. We believe that any disclosure controls and procedures or internal controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by an unauthorized override of the controls. Accordingly, because of the inherent limitations in our control system, misstatements or insufficient disclosures due to error or fraud may occur and not be detected.

We will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition and results of operations.

We will face increased legal, accounting, administrative and other costs and expenses as a public company that we did not incur as a private company. The Sarbanes-Oxley Act, including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations promulgated and to be promulgated thereunder, the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the securities exchanges, impose additional reporting and other obligations on public companies. The development and implementation of the standards and controls necessary for us to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. It is possible that we will be required to expand our employee base and hire additional employees to support our operations as a public company, which will increase our operating costs in future periods.

Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require us to carry out activities we have not done previously. For example, we have created, or will create, new Board committees and adopted, or will adopt, new internal controls and disclosure controls and procedures. In addition, we will incur expenses associated with SEC reporting requirements. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), we could incur additional costs rectifying those issues, and the existence of those issues could adversely affect our reputation or investor perceptions of it. It will also be more expensive to obtain director and officer liability insurance. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require us to spend money that could otherwise be used on our research and development programs and to achieve strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

The unavailability, reduction or elimination of government and economic incentives could have a material adverse effect on our business, prospects, financial condition and operating results.

We currently, and expect to continue to, benefit from certain government subsidies and economic incentives including tax credits, rebates and other incentives that support the development and adoption of clean energy technology. We cannot assure you that these subsidies and incentive programs will be available to us at the same or comparable levels in the future. Any reduction, elimination or discriminatory application of government subsidies and economic incentives because of policy changes, or the reduced need for such subsidies and incentives due to the perceived success of clean and renewable energy products or other reasons, may require us to seek additional financing, which may not be obtainable on commercially attractive terms or at all, and may result in the diminished competitiveness of the battery cell industry generally or our high-capacity anode and high-energy solid-state battery technology in particular. Any change in the level of subsidies and incentives from which we benefit could materially and adversely affect our business, prospects, financial condition and operating results.

Risks Related to Legal and Regulatory Compliance

We are subject to regulations regarding the storage and handling of various products. We may become subject to product liability claims, which could harm our financial condition and liquidity if we are not able to successfully defend or insure against such claims.

We may become subject to product liability claims which could harm our business, prospects, operating results, and financial condition. We face inherent risk of exposure to claims in the event our high-capacity anode and high-energy solid-state battery technology does not perform as expected or malfunction resulting in personal injury or death. Our risks in this area are particularly pronounced given our high-capacity anode and high-energy solid-state battery technology is still in the development stage and have not yet been commercially tested or mass produced. A successful product liability claim against us could require us to pay a substantial monetary award. Moreover, a product liability claim could generate substantial negative publicity about our technology and business and inhibit or prevent commercialization of our high-capacity anode and high-energy solid-state battery technology and future product candidates, which would have a material adverse effect on our brand, business, prospects and operating results. Any insurance coverage might not be sufficient to cover all potential product liability claims. Any lawsuit seeking significant monetary damages either in excess of our coverage, or outside of our coverage, may have a material adverse effect on our reputation, business and financial condition. We may not be able to secure additional product liability insurance coverage on commercially acceptable terms or at reasonable costs when needed, particularly if we do face liability for our products and are forced to make a claim under then-existing policies.

From time to time, we may be involved in litigation, regulatory actions or government investigations and inquiries, which could have an adverse impact on our profitability and consolidated financial position.

We may be involved in a variety of litigation, other claims, suits, regulatory actions or government investigations and inquiries and commercial or contractual disputes that, from time to time, are significant. In addition, from time to time, we may also be involved in legal proceedings and investigations arising in the normal course of business including, without limitation, commercial or contractual disputes, including warranty claims and other disputes with potential customers, former employees and suppliers, intellectual property matters, personal injury claims, environmental issues, tax matters, and employment matters. It is difficult to predict the outcome or ultimate financial exposure, if any, represented by these matters, and there can be no assurance that any such exposure will not be material. Such claims may also negatively affect our reputation.

We are subject to substantial regulation, and unfavorable changes to, or failure by us to comply with, these regulations could substantially harm our business and operating results.

The sale of electric vehicles, and motor vehicles in general, is subject to substantial regulation under international, federal, state and local laws, including export control laws and other international trade regulations, which are continuously evolving as technology develops and becomes more widely adopted. We anticipate that our high-capacity anode and high-energy solid-state battery technology also would be subject to these regulations, and we expect to incur significant costs in complying with these regulations.

The U.S. government has made and continues to make significant changes in U.S. trade policy and has taken certain actions that could negatively impact U.S. trade, including imposing tariffs on certain goods imported into the United States, increasing scrutiny on foreign direct investment, and modifying export control laws applicable to certain technologies. In retaliation, other countries have implemented, and continue to evaluate, imposing additional trade controls on a wide range of American products and companies. The U.S. or foreign governments may take additional administrative, legislative, or regulatory action that could materially interfere with our ability to source and procure the raw materials we need for our research and development activities and, in the future, to sell products in certain countries. Sustained uncertainty about, or worsening of, current global economic conditions and further escalation of trade tensions between the United States and its trading partners could result in a global economic slowdown and long-term changes to global trade. Any alterations to our business strategy or operations made in order to adapt to or comply with any such changes could be time-consuming and expensive, and certain of our competitors may be better suited to withstand or react to these changes.

To the extent the laws change, our products may not comply with applicable international, federal, state or local laws, which would have an adverse effect on our business. Compliance with changing regulations could be burdensome, time consuming, and expensive. To the extent compliance with new regulations is cost prohibitive, our business, prospects, financial condition and operating results would be adversely affected.

Internationally, there may be laws in jurisdictions we have not yet entered or laws we are unaware of in jurisdictions we have entered that may restrict our sales or other business practices. The laws in this area can be complex, difficult to interpret and may change over time. Continued regulatory limitations and other obstacles that may interfere with our ability to commercialize our products could have a negative and material impact on our business, prospects, financial condition and results of operations.

Our technology and our website, systems, and data we maintain may be subject to intentional disruption, security breaches and other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that could result in liability and adversely impact our reputation and future sales. We may be required to expend significant resources to continue to modify or enhance our protective measures to detect, investigate and remediate vulnerabilities to security breaches and incidents. Any actual or alleged failure to comply with applicable cybersecurity or data privacy legislation or regulation could have a material adverse effect on our business, reputation, results of operations or financial condition.

We expect to face significant challenges with respect to information security and maintaining the security and integrity of our systems and other systems used in our business, as well as with respect to the data stored on or processed by these systems. We also anticipate receiving and storing confidential business information of our partners and customers. Advances in technology, an increased level of sophistication and expertise of hackers, and new discoveries in the field of cryptography can result in a compromise or breach of the systems used in our business or of security measures used in our business to protect confidential information, personal information, and other data. We may be a target for attacks designed to disrupt our operations or to attempt to gain access to our systems or to data that we possess, including proprietary information that we obtain from our partners pursuant to our agreements with them. We also are at risk for interruptions, outages and breaches of our and our outsourced service providers’ operational systems and security systems, our integrated software and technology, and data that we or our third-party service providers process or possess. These may be caused by, among other causes, physical theft, viruses, or other malicious code, denial or degradation of service attacks, ransomware, social engineering schemes, and insider theft or misuse. The security risks we and our outsourced service providers face could also be elevated in connection with the Russian invasion of Ukraine, as we and our outsourced service providers are vulnerable to a heightened risk of cyberattacks from or affiliated with nation-state actors, including retaliatory attacks from Chinese or Russian actors against U.S.-based companies.

The availability and effectiveness of our technology and our ability to conduct our business and operations depend on the continued operation of information technology and communications systems, some of which we have yet to develop or otherwise obtain the ability to use. Systems we currently use or may use in the future in conducting our business, including data centers and other information technology systems, will be vulnerable to damage or interruption. Such systems could also be subject to break-ins, sabotage and intentional acts of vandalism, as well as disruptions and security breaches and security incidents as a result of non-technical issues, including intentional or inadvertent acts or omissions by employees, service providers, or others. We currently use, and may use in the future, outsourced service providers to help provide certain services, and any such outsourced service providers face similar security and system disruption risks as us. Our ability to monitor our outsourced service providers’ security measures is limited, and, in any event, third parties may be able to circumvent those security measures, resulting in the unauthorized access to, misuse, acquisition, disclosure, loss, alteration, or destruction of personal, confidential, or other data, including data relating to individuals. Some of the systems used in our business will not be fully redundant, and our disaster recovery planning cannot account for all eventualities. Any data security incidents or other disruptions to any data centers or other systems used in our business could result in lengthy interruptions in our service and may adversely affect our reputation, business, financial condition, prospects and results of operations.

Significant capital and other resources may be required in efforts to protect against information security breaches, security incidents, and system disruptions, or to alleviate problems caused by actual or suspected information security breaches and other data security incidents and system disruptions. The resources required may increase over time as the methods used by hackers and others engaged in online criminal activities and otherwise seeking to obtain unauthorized access to systems or data, and to disrupt systems, are increasingly sophisticated and constantly evolving. In particular, ransomware attacks have become more prevalent in the industrial sector, which could materially and adversely affect our ability to operate and may result in significant expense.

In addition, we may face increased compliance burdens regarding such requirements with regulators and customers regarding our battery products and also incur additional costs for oversight and monitoring of our supply chain. These additional compliance and logistical burdens are attenuated through our international partnerships. We also cannot be certain that these systems, networks, and other infrastructure or technology upon which we rely, including those of our third-party suppliers or service providers, will be effectively implemented, maintained or expanded as planned, or will be free from bugs, defects, errors, vulnerabilities, viruses, ransomware, or other malicious code. We may be required to expend significant resources to make corrections or to remediate issues that are identified or to find alternative sources.

Any failure or perceived failure by us or our service providers to prevent information security breaches or other security incidents or system disruptions, or any compromise of security that results in or is perceived or reported to result in unauthorized access to, or loss, theft, alteration, release or transfer of, our information, or any personal information, confidential information, or other data could result in loss or theft of proprietary or sensitive data and intellectual property, could harm our reputation and competitive position and could expose us to legal claims, regulatory investigations and proceedings, and fines, penalties, and other liability. Any such actual or perceived security breach, security incident or disruption could also divert the efforts of our technical and management personnel and could require us to incur significant costs and operational consequences in connection with investigating, remediating, eliminating and putting in place additional tools, devices, policies, and other measures designed to prevent actual or perceived security breaches and other incidents and system disruptions. Moreover, we could be required or otherwise find it appropriate to expend significant capital and other resources to respond to, notify third parties of, and otherwise address the incident or breach and its root cause, and most jurisdictions have enacted laws requiring companies to notify individuals, regulatory authorities and others of security breaches involving certain types of data.

Further, we cannot assure that any limitations of liability provisions in our current or future contracts that may be applicable would be enforceable or adequate or would otherwise protect us from any liabilities or damages with respect to any particular claim relating to a security breach or other security-related matter. We also cannot be sure that our existing insurance coverage will continue to be available on acceptable terms or will be available in sufficient amounts to cover claims related to a security breach or incident, or that the insurer will not deny coverage as to any future claim. The successful assertion of claims against us that exceed available insurance coverage, or the occurrence of changes in our insurance policies, including premium increases or the imposition of large deductible or co-insurance requirements, could have a material adverse effect on our business, including our reputation, financial condition, and results of operations.

Additionally, laws, regulations, and other actual and potential obligations relating to privacy, data hosting and other processing of data, data protection, and data security are evolving rapidly, and we expect to potentially be subject to new laws and regulations, or new interpretations of laws and regulations, in the future in various jurisdictions. These laws, regulations, and other obligations, and changes in their interpretation, could require us to modify our operations and practices, restrict our activities, and increase our costs. Further, these laws, regulations, and other obligations are complex and evolving rapidly, and we cannot provide assurance that we will not be subject to claims, allegations, or other proceedings related to actual or alleged obligations relating to privacy, data protection, or data security. It is possible that these laws, regulations, and other obligations may be inconsistent with one another or be interpreted or asserted to be inconsistent with our business or practices. We anticipate needing to dedicate substantial resources to comply with laws, regulations, and other obligations relating to privacy and data security in order to comply. Any failure or alleged or perceived failure to comply with any applicable laws, regulations, or other obligations relating to privacy, data protection, or data security could also result in regulatory investigations and proceedings, and misuse of or failure to secure data relating to individuals could also result in claims and proceedings against us by governmental entities or others, penalties and other liability, and damage to our reputation and credibility, and could have a negative impact on our business, financial condition, prospects and results of operations.

We are subject to various existing and future environmental health and safety laws, which may result in increased compliance costs or additional operating costs and restrictions. Failure to comply with such laws and regulations may result in substantial fines or other limitations that could adversely impact our financial results or operations.

Our company and our operations, as well as our contractors, suppliers, and customers, are subject to numerous federal, state, local and foreign environmental laws and regulations governing, among other things, the generation, storage, transportation, and disposal of hazardous substances and wastes. We are also subject to a variety of product stewardship and manufacturer responsibility laws and regulations, primarily relating to the collection, reuse and recycling of electronic waste, as well as regulations regarding the hazardous material contents of electronic product components and product packaging, and non-hazardous wastes. We or others in our supply chain may be required to obtain permits and comply with procedures that impose various restrictions and operations that could have adverse effects on our operations. If key permits and approvals cannot be obtained on acceptable terms, or if other operations requirements cannot be met in a manner satisfactory for our operations or on a timeline that meets our commercial obligations, it may adversely impact our business. There are also significant capital, operating and other costs associated with compliance with these environmental laws and regulations.

Environmental and health and safety laws and regulations are subject to change and may become more stringent in the future, such as through new regulations enacted at the supranational, national, sub-national, and/or local level or new or modified regulations that may be implemented under existing law. The nature and extent of any changes in these laws, rules, regulations, and permits may be unpredictable and may have material effects on our business. Future legislation and regulations or changes in existing legislation and regulations, or interpretations thereof, could cause additional expenditures, restrictions, and delays in connection with our operations as well as our other future projects, or may require us to manufacture with alternative technologies and materials.

Our manufacturing process creates regulated air emissions which are typically managed within established permit limits by available emissions control technology. Should permitted limits or other requirements change in the future, the company may be required to install additional, more costly control technology. If we were to violate any such permit or related permit conditions, we may incur significant fines and penalties.

We rely on third parties to ensure compliance with certain environmental laws, including those relating to the disposal of wastes. Any failure to properly handle or dispose of wastes, regardless of whether such failure is ours or our contractors, may result in liability under environmental laws, as well as liability for any impacts to human health or natural resources. The costs of liability with respect to contamination could have a material adverse effect on our business, financial condition, or results of operations. Additionally, we may not be able to secure contracts with third parties and contractors to continue their key supply chain and disposal services for our business, which may result in increased costs for compliance with environmental laws and regulations.

Our research and development activities expose our employees to potential occupational hazards such as, but not limited to, the presence of hazardous materials, machines with moving parts, and high voltage and/or high current electrical systems typical of large manufacturing equipment and related safety incidents. There may be safety incidents that damage machinery or product, slow or stop production, or harm employees. Employees may be exposed to toxic hydrogen sulfide as a result of the components we use being exposed to moisture. If released in an uncontrolled manner, this hydrogen sulfide can create hazardous working conditions. Consequences may include litigation, fines, increased insurance premiums, mandates to temporarily halt production, workers’ compensation claims, or other actions that impact our brand, finances, or ability to operate.

Some of our operations involve the manufacture and/or handling of a variety of explosive and flammable materials. We might experience incidents such as leaks and ruptures, explosions, fires, transportation accidents involving our chemical products, chemical spills and other discharges or releases of toxic or hazardous substances or gases and environmental hazards in the future or that these incidents will not result in production delays or otherwise have a material adverse effect on our business, financial condition or results of operations, for which we may not be adequately insured.

We are or will be subject to anti-corruption and anti-bribery and anti-money laundering and similar laws, and non-compliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect our business, results of operations, financial condition and reputation.

We are subject to the FCPA, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the U.S. Travel Act, and possibly other anti-bribery and anti-corruption laws and anti-money laundering laws in various jurisdictions in which we conduct, or in the future may conduct, activities. Anti-corruption and anti-bribery laws have been enforced aggressively in recent years and are interpreted broadly to generally prohibit us and our officers, directors, employees, business partners agents, representatives and third-party intermediaries from corruptly offering, promising, authorizing or providing, directly or indirectly anything of value to recipients in the public or private sector.

We may leverage third parties to sell our battery products and conduct our business abroad. We, our officers, directors, employees, business partners agents, representatives and third-party intermediaries may have direct or indirect interactions with officials and employees of government agencies or state-owned or affiliated entities and we may be held liable for the corrupt or other illegal activities of these employees, agents, representatives, business partners or third-party intermediaries even if we do not explicitly authorize such activities. We cannot assure you that all of our officers, directors, employees, business partners agents, representatives and third-party intermediaries will not take actions in violation of applicable law, for which we may be ultimately held responsible. As our international activities and sales expand, our risks under these laws may increase.

These laws also require companies to make and keep books, records and accounts that accurately reflect transactions and dispositions of assets and to maintain a system of adequate internal accounting controls and compliance procedures designed to prevent any such actions. While we have certain policies and procedures to address compliance with such laws, we cannot assure you that none of our officers, directors, employees, business partners agents, representatives and third-party intermediaries will take actions in violation of our policies and applicable law, for which we may be ultimately held responsible.

Any allegations or violation of the FCPA or other applicable anti-bribery and anti-corruption laws and anti-money laundering laws could subject us to whistleblower complaints, adverse media coverage, investigations, settlements, prosecutions, enforcement actions, fines, damages, loss of export privileges, and severe administrative, civil and criminal sanctions, suspension or debarment from government contracts, collateral consequences, remedial measures and legal expenses, all of which could materially and adversely affect our reputation, business, financial condition, prospects and results of operations. Responding to any investigation or action will likely result in a materially significant diversion of management’s attention and resources and significant defense costs and other professional fees.

Recent and potential tariffs imposed by the U.S. government or a global trade war could increase the cost of our products, which could have a material adverse effect on our business, financial condition and results of operations.

The U.S. government has and continues to make significant changes in U.S. trade policy and has taken certain actions that could negatively impact U.S. trade, including imposing tariffs on certain goods imported into the United States. In retaliation, China has implemented, and continues to evaluate imposing additional tariffs on a wide range of American products. There is also a concern that the imposition of additional tariffs by the United States could result in the adoption of tariffs by other countries as well, leading to a global trade war. More specifically, the U.S. government has from time to time imposed significant tariffs on certain product categories imported from China. Such tariffs, if expanded to other categories, could have a significant impact on our business, particularly the importation of parts of our batteries and certain production equipment that are manufactured in China. If we attempt to renegotiate prices with suppliers or diversify our supply chain in response to tariffs, such efforts may not yield immediate results or may be ineffective. We might also consider increasing prices to the end consumer; however, this could reduce the competitiveness of our products and adversely affect net sales. If we fail to manage these dynamics successfully, gross margins and profitability could be adversely affected. As of the date of this report, tariffs have not had a material impact on our business, but increased tariffs or trade restrictions implemented by the United States or other countries in connection with a global trade war could have a material adverse effect on our business, financial condition and results of operations. We cannot predict what actions may ultimately be taken with respect to tariffs or trade relations between the United States and China or other countries, what products may be subject to such actions, or what actions may be taken by the other countries in retaliation. Any further deterioration in the relations between the United States and China could exacerbate these actions and other governmental intervention. For example, a future event that created additional U.S.-China tensions could potentially increase the risks associated with the business and operations of U.S.-based technology companies in China.

The U.S. or foreign governments may take additional administrative, legislative, or regulatory action that could materially interfere with our ability to sell products in certain countries. Sustained uncertainty about, or worsening of, current global economic conditions and further escalation of trade tensions between the United States and its trading partners, especially China, could result in a global economic slowdown and long-term changes to global trade, including retaliatory trade restrictions that restrict our ability to operate in China. Any alterations to our business strategy or operations made in order to adapt to or comply with any such changes would be time-consuming and expensive, and certain of our competitors may be better suited to withstand or react to these changes.

Risks Related to Public Company Requirements

Becoming a public company through a merger rather than an underwritten offering presents risks to unaffiliated investors. Subsequent to the completion of the Transactions, the Combined Company may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the price of the Combined Company’s securities, which could cause the Combined Company’s shareholders to lose some or all of their investment.

Becoming a public company through a merger rather than an underwritten offering, as Honeycomb is seeking to do, presents risks to unaffiliated investors. Such risks include the absence of a due diligence investigation conducted by an underwriter that would be subject to liability for any material misstatements or omissions in a registration statement. As a result, the Combined Company may be forced to later write down or write off assets, restructure its operations, or incur impairment or other charges that could result in it reporting losses. Additionally, unexpected risks may arise and previously known risks may materialize. Even though these charges may be non-cash items and not have an immediate impact on the Combined Company’s liquidity, the fact that the Combined Company reports charges of this nature could contribute to negative market perceptions about the post-combination company or its securities. In addition, charges of this nature may cause the Combined Company to be unable to obtain future financing on favorable terms or at all.

Honeycomb’s management team has limited experience managing a public company.

Most members of Honeycomb’s management team have limited experience managing a publicly traded company, interacting with public company investors and complying with the increasingly complex laws pertaining to public companies. Honeycomb’s management team may not successfully or efficiently manage Honeycomb’s transition to a public company subject to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from Honeycomb’s senior management and could divert their attention away from the day-to-day management of Honeycomb’s business, which could adversely affect its business, results of operations, cash flows and financial condition. In addition, Honeycomb expects to hire additional personnel to support its operations as a public company, which will increase its operating costs in future periods.

The requirements of being a public company may strain Honeycomb’s resources and distract its management, which could make it difficult to manage its business, particularly after Honeycomb is no longer an “emerging growth company.”

Following the completion of the business combination, Honeycomb will be required to comply with various regulatory and reporting requirements, including those required by the SEC. Complying with these reporting and other regulatory requirements will be time-consuming and will result in increased costs to Honeycomb and could have a negative effect on Honeycomb’s results of operations, financial condition or business.

As a public company, Honeycomb will be subject to the reporting requirements of the Exchange Act and the requirements of the Sarbanes-Oxley Act. These requirements may place a strain on Honeycomb’s systems and resources. The Exchange Act requires that Honeycomb file annual, quarterly and current reports with respect to its business and financial condition. The Sarbanes-Oxley Act requires that Honeycomb implement and maintain effective disclosure controls and procedures and internal controls over financial reporting. To implement, maintain and improve the effectiveness of its disclosure controls and procedures, Honeycomb will need to commit significant resources, hire additional staff and provide additional management oversight. Honeycomb will be implementing additional procedures and processes for the purpose of addressing the standards and requirements applicable to public companies. Sustaining its growth also will require Honeycomb to commit additional management, operational and financial resources to identify new professionals to join it and to maintain appropriate operational and financial systems to adequately support expansion. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on Honeycomb’s results of operations, financial condition or business.

Following the completion of the business combination, the Combined Company will qualify as an “emerging growth company” as defined in the JOBS Act, and Honeycomb intends to take advantage of certain temporary exemptions from various reporting requirements including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act and reduced disclosure obligations regarding executive compensation in the combined company’s periodic reports and proxy statements. Honeycomb may also delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies, as permitted by the JOBS Act.

Honeycomb’s independent registered public accounting firm will not be required to formally attest to the effectiveness of the combined company’s internal control over financial reporting until the later of its second annual report or the first annual report required to be filed with the SEC following the date the combined company is no longer an “emerging growth company” as defined in the JOBS Act.

When these exemptions cease to apply, Honeycomb expects to incur additional expenses and devote increased management effort toward ensuring compliance with them. Honeycomb cannot predict or estimate the amount of additional costs it may incur as a result of becoming a public company or the timing of such costs.

Risks Related to Nubia and the Business Combination

The Sponsor and the Insiders have agreed to vote in favor of the business combination, regardless of how Nubia’s public stockholders vote.

Unlike many other blank check companies in which the initial stockholders agree to vote their founder shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, the Sponsor and the Insiders have agreed to vote any shares of common stock owned by them in favor of the business combination proposal. As of the date of this proxy statement, the Sponsor and the Insiders own shares equal to approximately 20% of Nubia’s issued and outstanding shares of common stock. Accordingly, it is more likely that the necessary stockholder approval will be received for the business combination than would be the case if the Sponsor and the Insiders agreed to vote any shares of common stock owned by them in accordance with the majority of the votes cast by the public stockholders.

The Sponsor, certain members of the Nubia Board and certain Nubia officers have interests in the business combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the business combination proposal and approval of the other proposals described in this proxy statement.

When considering the Nubia Board’s recommendation that our stockholders vote in favor of the approval of the business combination proposal and the other proposals described in this proxy statement, our stockholders should be aware that the Sponsor and certain directors and officers of Nubia have interests in the business combination that may be different from, or in addition to, the interests of our stockholders generally. These interests include:

•        the fact that the Sponsor and the Insiders have agreed not to redeem any of the founder shares in connection with a stockholder vote to approve a proposed initial business combination;

•        the continued right of the Sponsor to hold Nubia’s Class A common stock and the shares of Nubia’s Class A common stock to be issued to the Sponsor upon exercise of its private placement warrants following the Transactions, subject to certain lock-up periods;

•        if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the completion window, the Sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the trust account;

•        the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the business combination;

•        the fact that the Sponsor, officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated within the completion window;

•        the fact that the Sponsor and the Insiders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete an initial business combination within the completion window; and

•        the fact that the Sponsor paid an aggregate of approximately $5,405,000 for its 5,405,000 private placement warrants to purchase shares of Nubia’s Class A common stock and that such private placement warrants will expire worthless if a business combination is not consummated within the completion window.

The personal and financial interests of our officers and directors may have influenced their motivation in identifying and selecting Honeycomb, completing a business combination with Honeycomb and may influence their operation of the Combined Company following the business combination. This risk may become more acute as the deadline of June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation) for completing an initial business combination nears.

The Nubia Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Transactions and in recommending to the Nubia stockholders that they vote “FOR” the proposals presented at the special meeting.

Because the Sponsor, officers and directors will lose their entire investment in Nubia if the Merger or an alternative business combination is not completed, and because the Sponsor, officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if the Merger is not completed, a conflict of interest may have arisen in determining whether Honeycomb was appropriate for Nubia’s initial business combination.

The Sponsor has invested an aggregate of approximately $[_] million, including investments in founder shares, Private Placement Warrants, promissory notes and advances, which it stands to forfeit and lose if Nubia is unable to complete a business combination prior to June 15, 2023 (or September 15, 2023 if Nubia extends the period of time to consummate a business combination). Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” for additional information.

The personal and financial interests of Nubia’s officers and directors may have influenced their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. At the closing of Nubia’s initial business combination, its Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Nubia’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. In the event the Merger or an alternative business combination is completed, there is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred in connection with activities on Nubia’s behalf. However, the Sponsor, officers and directors, or any of their respective affiliates will not be eligible for any such reimbursement if the Merger or an alternative business combination is not completed. Such financial interests of the Sponsor, officers and directors may have influenced their motivation in approving the Business Combination and may influence their motivation for completing the Transactions.

Some of the Nubia and Honeycomb officers and directors may be argued to have conflicts of interest that may influence them to support or approve the Business Combination without regard to your interests.

Certain officers and directors of Nubia and Honeycomb participate in arrangements that provide them with interests in the Business Combination that may be different from that of other investors, including, among others, the continued service as an officer or director of the Combined Company, severance benefits, equity grants, continued indemnification and the potential ability to sell an increased number of shares of common stock of the Combined Company, as well as potential direct or indirect interests arising from other business ventures they may be involved with. For more information concerning the interests of Nubia and Honeycomb executive officers and directors, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” in this proxy statement.

These interests, among others, may influence the officers and directors of Nubia and Honeycomb to support or approve the Merger. As such, the Sponsor and our officers and directors may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate. In considering the recommendations of the Nubia Board to vote for the proposals, its shareholders should consider these interests.

The nominal purchase price paid by the Sponsor and directors and officers of Nubia for the founder shares may significantly dilute the implied value of the public shares in the event the parties complete an initial business combination. In addition, the value of the founder shares will be significantly greater than the amount the Sponsor and directors and officers of Nubia paid to purchase such shares in the event the parties complete an initial business combination, even if the Merger causes the trading price of the Combined Company’s Common Stock to materially decline.

The nominal purchase price paid by the Sponsor and directors and officers of Nubia for the founder shares may significantly dilute the implied value of the public shares in the event Nubia completes an initial business combination. The dilution would increase to the extent that public stockholders seek redemptions from the Trust Account for their public shares. In addition, the value of the founder shares will be significantly greater than the amount the Sponsor and directors and officers of Nubia paid to purchase such shares in the event we complete an initial business combination, even if the Merger causes the trading price of the Combined Company’s Common Stock to materially decline.

The Sponsor invested an aggregate of $5,430,000 in Nubia, comprised of the $25,000 purchase price for the founder shares and $5,405,000 purchase price for the Private Placement Warrants. The amount held in Nubia’s Trust Account was approximately $[_] on the Record Date, implying a value of $[_] per public share. Based on these assumptions, each share of the Combined Company’s Common Stock would have an implied value of $[_] per share upon consummation of the Transactions, representing a [_]% decrease from the initial implied value of $[_] per public share. While the implied value of $[_] per share upon consummation of the Transactions would represent a dilution to our public stockholders, this would represent a significant increase in value for the Sponsor relative to the price it paid for each founder share. At approximately $[_] per share, the 3,087,500 shares of the Combined Company’s Common Stock that the Sponsor would own upon consummation of the Transactions would have an aggregate implied value of $[_]. As a result, even if the trading price of the Combined Company’s Common Stock significantly declines, the value of the founder shares held by the Sponsor will be significantly greater than the amount the Sponsor paid to purchase such shares. In addition, the Sponsor and directors and officers of Nubia could potentially recoup their entire investment, inclusive of their investment in the Private Placement Warrants, even if the trading price of the Combined Company’s Common Stock after the initial business combination is as low as $[_] per share. As a result, the Sponsor is likely to earn a substantial profit on its investment upon disposition of shares of the Combined Company’s Common Stock even if the trading price of the Combined Company’s Common Stock declines after the consummation of the Transactions. The Sponsor and directors and officers of Nubia may therefore be economically incentivized to complete an initial business combination with a riskier, weaker-performing or less-established target business, or on terms less favorable to the public stockholders, rather than liquidating Nubia.

Nasdaq may not continue to list our securities, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our common stock and public warrants are currently listed on the Nasdaq and we expect them to be listed on Nasdaq upon consummation of the business combination. Our continued eligibility for listing may depend on, among other things, the number of public shares that are redeemed. There can be no assurance that the Combined Company will be able to comply with the continued listing standards of Nasdaq following the business combination. If, after the business combination, Nasdaq delists the Combined Company’s common stock from trading on its exchange for failure to meet the listing standards, Nubia’s stockholders could face significant material adverse consequences including:

•        a limited availability of market quotations for Nubia’s securities;

•        reduced liquidity for Nubia’s securities;

•        a determination that Nubia’s common stock is a “penny stock” which will require brokers trading in such securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for Nubia’s securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The Sponsor is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event a business combination is not consummated. It has also agreed to pay for any liquidation expenses if a business combination is not consummated. Such liability may have influenced the Sponsor’s decision to approve the Transactions.

If the Transactions or another business combination are not consummated by Nubia within the completion window, the Sponsor will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Nubia for services rendered or contracted for or products sold to Nubia. If Nubia consummates a business combination, including the Transactions, on the other hand, Nubia will be liable for all such claims. Neither Nubia nor the Sponsor has any reason to believe that the Sponsor will not be able to fulfill its indemnity obligations to Nubia. Please see the section entitled “Other Information Related to Nubia — Liquidation if no Business Combination” for further information. If Nubia is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, the Sponsor has also agreed to advance Nubia the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expense.

These obligations of the Sponsor may have influenced the Sponsor’s decision to approve the Transactions and to continue to pursue such business combination. Each of Nubia’s officers and directors has an indirect economic interest in shares of Nubia’s common stock and warrants to purchase shares of Nubia’s common stock through his or her ownership of membership interests in the Sponsor, but does not beneficially own any of Nubia’s common stock or warrants. In considering the recommendations of the Nubia Board to vote for the business combination proposal and the other proposals described in this proxy statement, Nubia’s stockholders should consider these interests.

The exercise of Nubia’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Transactions may result in a conflict of interest when determining whether such changes to the terms of the Transactions or waivers of conditions are appropriate and in Nubia’s stockholders’ best interest.

In the period leading up to the closing of the Transactions, events may occur that, pursuant to the Merger Agreement, would require Nubia to agree to amend the Merger Agreement, to consent to certain actions taken by Honeycomb or to waive rights that Nubia is entitled to under the Merger Agreement. Such events could arise because of changes in the course of Honeycomb’s business, a request by Honeycomb to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on Honeycomb’s business and would entitle Nubia to terminate the Merger Agreement. In any of such circumstances, it would be at Nubia’s discretion, acting through the Nubia Board, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is best for Nubia and what he, she or they may believe is best for himself, herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, Nubia does not believe there will be any material changes or waivers that Nubia’s directors and officers would be likely to make after the mailing of this proxy statement. Nubia will circulate a new or amended proxy statement or supplement thereto if changes to the terms of the Transactions that would have a material impact on its stockholders are required prior to the vote on the business combination proposal.

If Nubia is unable to complete the Transactions or another initial business combination by June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation), Nubia will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and the Nubia Board, dissolving and liquidating. In such event, third parties may bring claims against Nubia and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.00 per share.

Under the terms of Nubia’s current certificate of incorporation, Nubia must complete a business combination before the end of the completion window, or Nubia must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and the Nubia Board, dissolving and liquidating. In such event, third parties may bring claims against Nubia. Although Nubia has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the trust account could be subject to claims which could take priority over those of Nubia’s public stockholders. If Nubia is unable to complete a business combination within the completion window, the executive officers have agreed they will be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Nubia for services rendered or contracted for or products sold to Nubia. However, they may not be able to meet such obligation. Therefore, the per-share distribution from the trust account in such a situation may be less than $10.00 due to such claims.

Additionally, if Nubia is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if Nubia otherwise enters compulsory or court supervised liquidation, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the trust account, Nubia may not be able to return to its public stockholders at least $10.00 per share.

Nubia’s stockholders may be held liable for claims by third parties against Nubia to the extent of distributions received by them.

If Nubia is unable to complete the Transactions or another business combination within the completion window, Nubia will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Nubia Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Nubia cannot assure you that it will properly assess all claims that may be potentially brought against Nubia. As such, Nubia’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, Nubia cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by Nubia.

If Nubia is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Nubia’s stockholders. Furthermore, because Nubia intends to distribute the proceeds held in the trust account to its public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, the Nubia Board may be viewed as having breached their fiduciary duties to Nubia’s creditors and/or may have acted in bad faith, and thereby exposing itself and Nubia to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. Nubia cannot assure you that claims will not be brought against it for these reasons.

Activities taken by existing Nubia stockholders to increase the likelihood of approval of the business combination proposal and the other proposals described in this proxy statement could have a depressive effect on Nubia’s stock.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Nubia or its securities, the Sponsor, directors, officers, advisors or any of their respective affiliates and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Nubia common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Transactions where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on Nubia common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares they own, either prior to or immediately after the special meeting. As of the date of this proxy statement, no such transactions have occurred nor are they planned to occur.

Nubia’s stockholders will experience dilution as a consequence of, among other transactions, the issuance of Nubia’s Class A common stock as consideration in the business combination. Having a minority share position may reduce the influence that Nubia’s current stockholders have on the management of Nubia.

Upon completion of the Transactions, we anticipate that: (1) G3, which owns all of the issued and outstanding shares of HBC, is expected to hold an ownership interest of 81.8% of the issued and outstanding shares of the Combined Company’s Common Stock, (2) the Sponsor is expected to hold an ownership interest of 3.6% of the issued and outstanding shares of the Combined Company’s Common Stock and (3) Nubia’s public stockholders will retain an ownership interest of 14.4% of the issued and outstanding shares of the Combined Company’s Common Stock. These levels of ownership interest assume (i) that no public stockholders exercise their redemption rights in connection with the Transactions and (ii) no exercises of warrants to purchase the Combined Company’s Common Stock. If the actual facts are different from these assumptions, the percentage ownership retained by the current Nubia stockholders in the Combined Company will be different.

The following table illustrates varying ownership levels in the Combined Company immediately following the consummation of the Transactions based on the assumptions above:

	Pro Forma Combined (Assuming No Redemptions)		Pro Forma Combined (Assuming 50% Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)(4)
	Number of Shares	% Ownership	Number of Shares	% Ownership	Number of Shares	% Ownership
HBC shareholders(1)(2)	70,000,000	81.8%	70,000,000	88.2%	70,000,000	95.6%
Nubia Sponsor	3,087,500	3.6%	3,087,500	3.9%	3,087,500	4.2%
Underwriter	123,500	0.1%	123,500	0.2%	123,500	0.2%
Nubia public stockholders	12,350,000	14.4%	6,175,000	7.8%	—	0.0%
Total(3)	85,561,000	100.0%	79,386,000	100.0%	73,211,000	100.0%

____________

(1)      G3 owns all issued and outstanding shares of HBC. Dr. Jang is the Chairman of the Board of Directors of G3 and, as a result, may be deemed to beneficially own and have shared voting power and shared dispositive power with respect to the G3 Shares. Dr. Jang expressly disclaims ownership of the G3 Shares. The address for Dr. Jang and G3 is 1240 McCook Ave., Dayton, Ohio 45404.

(2)      Does not includes shares subject to the earn out.

(3)      Does not include warrants of 11,580,000.

(4)      Assumes all 12,350,000 shares held by the Nubia public stockholders are redeemed.

Having a minority ownership interest in the Combined Company may reduce the influence that Nubia’s public stockholders have on the management of Nubia. See the subsection entitled “Proposal No. 1 — The Business Combination Proposal — Impact of the Business Combination on the Combined Company’s Public Float” and section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

A significant portion of the Combined Company’s Common Stock following the business combination will be restricted from immediate resale, but may be sold into the market in the future. This could cause the market price of the Combined Company’s Common Stock to drop significantly, even if our business is doing well.

The market price of shares of the Combined Company’s Common Stock could decline as a result of substantial sales of common stock, particularly by our significant stockholders, a large number of shares of common stock becoming available for sale or the perception in the market that holders of a large number of shares intend to sell their shares.

After the business combination, it is anticipated that there will be outstanding (i) approximately 85,561,000 shares of the Combined Company’s Common Stock (assuming that no shares of Nubia’s Class A common stock are elected to be redeemed by Nubia stockholders) and (ii) warrants to purchase approximately 11,580,000 shares of the Combined Company’s Common Stock are not exercised.

Concurrently with the execution of the Merger Agreement, Nubia and the stockholders of HBC, who will receive Nubia’s Class A common stock in connection with the Transactions, entered into a lock-up agreement to be effective upon the Closing, pursuant to which the stockholder agreed not to, during the Lock-up Period (as defined below), offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the shares issued in connection with the Transactions (the “Lock-up Shares”), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise. As used herein, “Lock-Up Period” means the period commencing on the Closing and ending six months after the Closing. However, following the expiration of such lock-up periods, the Sponsor and the other lock-up parties will not be restricted from selling the Combined Company securities held by them, other than by applicable securities laws. As such, sales of a substantial number of shares of the Combined Company’s Common Stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of the Combined Company’s Common Stock. For a summary of the terms of the Lock-Up Agreement, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Lock-Up Agreement.”

In addition, contingent upon the Closing, Nubia and the Sponsor will terminate Nubia’s existing registration rights agreement and enter into a new registration rights agreement (the “Registration Rights Agreement”) by and among the Combined Company, the Sponsor and certain stockholders of HBC (the “Holders”) at the Closing. Pursuant to the terms of the Registration Rights Agreement, the Combined Company will be obligated to file a registration statement to register the resale of certain securities of the Combined Company held by the Holders. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that the Combined Company file a registration statement on Form S-3 (or on Form S-1 if Form S-3 is not available) to register the securities of the Combined Company held by such Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions. For a summary of the terms of the Registration Rights Agreement, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Registration Rights Agreement.”

G3 and the Sponsor will have substantial control over the Combined Company after the business combination, which may limit other shareholders’ ability to influence corporate matters and delay or prevent a third party from acquiring control over the Combined Company.

Upon completion of the Transactions, we anticipate that: (1) G3, which owns all of the issued and outstanding shares of HBC, is expected to hold an ownership interest of 81.8% of the issued and outstanding shares of the Combined Company’s Common Stock, (2) the Sponsor is expected to hold an ownership interest of 3.6% of the issued and outstanding shares of the Combined Company’s Common Stock, and (3) Nubia’s public stockholders will retain an ownership interest of 14.4% of the issued and outstanding shares of the Combined Company’s Common Stock. These levels of ownership interest assume (i) that no public stockholders exercise their redemption rights in connection with the Transactions, and (ii) no exercises of warrants to purchase the Combined Company’s Common Stock. This significant concentration of ownership may have a negative impact on the trading price for the Combined Company’s Common Stock because investors often perceive disadvantages in owning stock in companies with controlling shareholders. In addition, these shareholders will be able to exercise influence over all matters requiring shareholder approval, including the election of directors and approval of corporate transactions, such as a merger or other sale of the Company or its assets. This concentration of ownership could limit shareholders’ ability to influence corporate matters and may have the effect of delaying or preventing a change in control, including a merger, consolidation or other business combination, or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control, even if that change in control would benefit the other shareholders.

Upon completion of the Transactions, the Combined Company will become a “controlled company” within the meaning of Nasdaq listing standards and, as a result, will qualify for, and may rely on, exemptions from certain corporate governance requirements. As a result, you may not have the same protections afforded to shareholders of companies that are subject to such requirements.

Because G3 will hold approximately 81.8% of the voting power of the Combined Company upon the closing of the Transactions, the Combined Company will qualify as a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirement that (i) a majority of our board of directors consist of independent directors, (ii) we have a compensation committee that is composed entirely of independent directors and (iii) director nominees be selected or recommended to the board by independent directors. It is not our intention to elect not to comply with all of these corporate governance requirements after the Closing, in that the Combined Company Board is expected to consist of a majority of independent directors and is expected to have a compensation committee and a nominating and corporate governance committee comprised entirely of independent directors upon completion of the Business Combination.

However, the Combined Company may rely on the corporate governance exemptions only so long as we qualify as a controlled company. To the extent we rely on any of these exemption, our public shareholders will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq and we cannot predict the impact this may have on the price of our public shares.

The Sponsor beneficially owns a significant equity interest in Nubia, and will continue to own a significant interest in the Combined Company, and may take actions that conflict with your interests.

The interests of Sponsor may not align with the interests of Nubia and its other stockholders. The Sponsor and its affiliates are in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with Nubia. The Sponsor and its affiliates may also pursue acquisition opportunities that may be complementary to Nubia’s business and, as a result, those acquisition opportunities may not be available to us.

We may issue additional shares of the Combined Company’s Common Stock or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares.

We may issue additional shares of the Combined Company’s Common Stock or other equity securities of equal or senior rank in the future in connection with, among other things, future acquisitions, repayment of outstanding indebtedness or under our Incentive Plan, without stockholder approval, in a number of circumstances.

Our issuance of additional shares of the Combined Company’s Common Stock or other equity securities of equal or senior rank could have the following effects:

•        your proportionate ownership interest in the Combined Company will decrease;

•        the relative voting strength of each previously outstanding share of common stock may be diminished; or

•        the market price of our shares of the Combined Company stock may decline.

We have no operating history and our results of operations and those of the Combined Company may differ significantly from the unaudited pro forma condensed combined financial information included in this proxy statement.

Nubia is a blank check company with no operating history or results.

This proxy statement includes unaudited pro forma condensed combined financial statements for the Combined Company. The unaudited pro forma condensed combined statement of loss of the Combined Company combines the historical audited results of operations of Nubia.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the business combination been consummated on the dates indicated above, or the future consolidated results of operations or financial position of the Combined Company. Accordingly, the Combined Company’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this document. For more information, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

Nubia and Honeycomb have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by Nubia if the business combination is not completed.

Nubia and Honeycomb expect to incur significant costs associated with the business combination. Even if the business combination is not completed, Nubia expects to incur approximately $[_] in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by Nubia if the business combination is not completed.

Even if Nubia consummates the business combination, there is no guarantee that the public warrants will ever be in the money, and they may expire worthless and the terms of Nubia’s warrants may be amended.

The exercise price for Nubia public warrants is $11.50 per share of Nubia’s Class A common stock. There is no guarantee that the public warrants will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.

If Nubia is unable to complete an initial business combination, Nubia’s warrants may expire worthless.

If Nubia is unable to complete an initial business combination, Nubia’s warrants may expire worthless.

Nubia and Honeycomb will be subject to business uncertainties and contractual restrictions while the business combination is pending.

Uncertainty about the effect of the business combination on employees and third parties may have an adverse effect on Nubia and Honeycomb. These uncertainties may impair our or Honeycomb’s ability to retain and motivate key personnel and could cause third parties that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the business combination, our or Honeycomb’s business could be harmed.

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

We will be subject to income taxes in the United States, and our tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

•        changes in the valuation of our deferred tax assets and liabilities;

•        expected timing and amount of the release of any tax valuation allowances;

•        tax effects of stock-based compensation;

•        costs related to intercompany restructurings;

•        changes in tax laws, regulations or interpretations thereof; or

•        lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by taxing authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

If Nubia’s due diligence investigation of the Honeycomb business was inadequate, then stockholders of Nubia following the business combination could lose some or all of their investment.

Even though Nubia conducted a due diligence investigation of the Honeycomb business, Nubia cannot be sure that this diligence uncovered all material issues that may be present inside the Honeycomb business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the Honeycomb business and outside of its control will not later arise.

Following the consummation of the business combination, the Combined Company’s only significant asset will be its ownership interest in the Honeycomb business, and such ownership may not be sufficiently profitable or valuable to enable the Combined Company to satisfy the Combined Company’s other financial obligations. The Combined Company does not anticipate paying any cash dividends for the foreseeable future.

Following the consummation of the business combination, the Combined Company will have no direct operations and no significant assets other than its ownership interest in the Honeycomb business. The Combined Company will depend on the Honeycomb business for distributions, loans and other payments to generate the funds necessary to meet its financial obligations, including its expenses as a publicly traded company. The earnings from, or other available assets of, the Honeycomb business may not be sufficient to pay dividends or make distributions or loans to enable the Combined Company to pay any dividends on the common stock or satisfy its other financial obligations.

In addition, HBC has never declared or paid cash dividends on its capital stock, and it does not anticipate paying any cash dividends in the foreseeable future. Honeycomb currently intends to retain its future earnings, if any, for the foreseeable future, to fund the development and growth of its business. Any future determination to pay dividends will be at the discretion of the Combined Company’s board of directors and will be dependent upon its financial condition, results of operations, capital requirements, applicable contractual restrictions and such other factors as the board of directors may deem relevant. As a result, capital appreciation in the price of the Combined Company’s common stock, if any, will be your only source of gain on an investment in the Combined Company’s common stock.

Please see the sections titled “Nubia’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” and “Honeycomb’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.

The amended and restated bylaws that will be effective following the completion of the business combination designates a state court within the State of Delaware, to the fullest extent permitted by law, as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Combined Company stockholders, which could limit the ability of the Combined Company’s stockholders to obtain a favorable judicial forum for disputes with the Combined Company or with directors, officers or employees of the Combined Company and may discourage stockholders from bringing such claims.

Under the amended and restated bylaws that will be effective following the completion of the business combination, unless the Combined Company consents in writing to the selection of an alternative forum, the sole and exclusive forum will be a state court within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) for:

•        any derivative action or proceeding brought on behalf of the Combined Company;

•        any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Combined Company to the Combined Company or the Combined Company’s stockholders;

•        any action asserting a claim against the Combined Company or any director or officer or other employee of the Combined Company arising pursuant to any provision of the DGCL or the Combined Company’s certificate of incorporation or bylaws (as either may be amended, restated, modified, supplemented or waived from time to time); or

•        any action asserting a claim against the Combined Company or any director or officer or other employee of the Combined Company governed by the internal affairs doctrine.

For the avoidance of doubt, the foregoing provisions of the amended and restated bylaws would not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the U.S. federal courts have exclusive jurisdiction. In addition, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. To prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, the amended and restated bylaws will provide that, unless the Combined Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. Although investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder, any person or entity purchasing or otherwise acquiring any interest in shares of the Combined Company’s capital stock will be deemed to have notice of, and consented to, the provisions of the amended and restated bylaws described in the preceding sentences. These provisions of the amended and restated bylaws could limit the ability of the Combined Company stockholders to obtain a favorable judicial forum for certain disputes with the Combined Company or with its directors, officers or other employees, which may discourage such lawsuits against the Combined Company and its directors, officers and employees. Alternatively, if a court were to find these provisions of the amended and restated bylaws inapplicable to, or unenforceable in respect of, one or more of the types of actions or proceedings listed above, the Combined Company may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect its business, financial condition and results of operations. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions, and there can be no assurance that such provisions will be enforced by a court in those other jurisdictions.

Some provisions of Delaware law and the Combined Company’s second amended and restated certificate of incorporation and amended and restated bylaws that will be in effect upon the completion of the business combination may deter third parties from acquiring the Combined Company and diminish the value of the Combined Company’s common stock.

The Combined Company’s second amended and restated certificate of incorporation and amended and restated bylaws that will be in effect upon the completion of the business combination will provide for, among other things:

•        the ability of the Combined Company’s board of directors to issue one or more series of preferred stock with voting or other rights or preferences that could have the effect of impeding the success of an attempt to acquire the Combined Company or otherwise effect a change in control;

•        advance notice for nominations of directors by stockholders and for stockholders to include matters to be considered at stockholder meetings; and

•        certain limitations on convening special stockholder meetings.

In addition, in the second amended and restated certificate of incorporation, the Combined Company has not opted out of Section 203 of the DGCL, which prohibits a Delaware corporation from engaging in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless:

•        prior to such time, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•        upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of voting stock outstanding at the time the transaction commenced, excluding certain shares; or

•        at or subsequent to that time, the business combination is approved by HBC’s board of directors and by the affirmative vote of holders of at least two-thirds of the votes of HBC’s outstanding voting stock that is not owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with that person’s affiliates and associates, owns, or within the previous three years owned, 15% or more of the votes of HBC’s outstanding voting stock. For purposes of this provision, “voting stock” means any class or series of stock entitled to vote generally in the election of directors.

Under certain circumstances, this provision will make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with the Combined Company for a three-year period. This provision may encourage companies interested in acquiring the Combined Company to negotiate in advance with its board of directors because the stockholder approval requirement would be avoided if the Combined Company’s board of directors approves either the business combination or the transaction that results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in the Combined Company’s board of directors and may make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

These provisions in the Combined Company’s second amended and restated certificate of incorporation and amended and restated bylaws, as well as Delaware law, may discourage, delay or prevent a transaction involving a change in control of the Combined Company that is in the best interest of its minority stockholders. Even in the absence of a takeover attempt, the existence of these provisions may adversely affect the prevailing market price of the Combined Company’s common stock if they are viewed as discouraging future takeover attempts. These provisions could also make it more difficult for stockholders to nominate directors for election to the Combined Company board of directors and take other corporate actions.

Subsequent to the completion of the business combination, the Combined Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on the Combined Company’s financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although Nubia has conducted due diligence on the Honeycomb business, Nubia cannot assure you that this diligence will surface all material issues that may be present in such business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the Honeycomb business and outside of Nubia’s and Honeycomb’s control will not later arise. As a result of these factors, the Combined Company may be forced to later write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in losses. Even if Nubia’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Nubia’s preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on Nubia’s liquidity, charges of this nature could contribute to negative market perceptions about the Combined Company or its securities. Accordingly, any of Nubia’s stockholders who choose to remain stockholders of the Combined Company following the business combination could suffer a reduction in the value of their shares.

A market for the Combined Company’s securities may not continue, which would adversely affect the liquidity and price of the Combined Company’s securities.

Following the business combination, the price of the Combined Company’s securities may fluctuate significantly due to the market’s reaction to the business combination and general market and economic conditions. An active trading market for the Combined Company’s securities following the business combination may never develop or, if developed, it may not be sustained. In addition, the price of the Combined Company’s securities after the business combination can vary due to general economic conditions and forecasts, the Combined Company’s general business condition and the release of the Combined Company’s financial reports. Additionally, if the Combined Company’s securities become delisted from Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of the Combined Company’s securities may be more limited than if the Combined Company was quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

If the business combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of Nubia’s securities may decline.

If the benefits of the business combination do not meet the expectations of investors, stockholders or securities analysts, the market price of the Combined Company’s securities following the consummation of the business combination may decline. The market values of the Combined Company’s securities at the time of the business combination may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which Nubia’s stockholders vote on the business combination.

In addition, following the business combination, fluctuations in the price of the Combined Company’s securities could contribute to the loss of all or part of your investment. Immediately prior to the business combination, there has not been a public market for stock relating to the Honeycomb business and trading in shares of Nubia’s Class A common stock has not been active. Accordingly, the valuation ascribed to the Honeycomb business and Nubia’s Class A common stock in the business combination may not be indicative of the price that will prevail in the trading market following the business combination.

The trading price of the Combined Company’s Common Stock following the business combination may fluctuate substantially and may be lower than its current price. This may be especially true for companies like ours with a small public float. If an active market for the Combined Company’s securities develops and continues, the trading price of the Combined Company’s securities following the business combination could be volatile and subject to wide fluctuations. The trading price of the Combined Company’s Common Stock following the business combination will depend on many factors, including those described in this “Risk Factors” section, many of which are beyond Nubia’s control and may not be related to Nubia’s operating performance. These fluctuations could cause you to lose all or part of your investment in Nubia’s Class A common stock since you might be unable to sell your shares at or above the price attributed to them in the business combination. Any of the factors listed below could have a material adverse effect on your investment in Nubia’s securities and Nubia’s securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of Nubia’s securities may not recover and may experience a further decline.

Factors affecting the trading price of the Combined Company’s securities following the business combination may include:

•        market conditions in the broader stock market in general, or in Honeycomb’s industry in particular;

•        actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to ours;

•        changes in the market’s expectations about our operating results;

•        the public’s reaction to our press releases, other public announcements and filings with the SEC;

•        speculation in the press or investment community;

•        actual or anticipated developments in the Combined Company’s business, competitors’ businesses or the competitive landscape generally;

•        the operating results failing to meet the expectation of securities analysts or investors in a particular period;

•        the timing of the achievement of objectives under Honeycomb’s business plan and the timing and amount of costs we incur in connection therewith;

•        changes in financial estimates and recommendations by securities analysts concerning us or the market in general;

•        operating and stock price performance of other companies that investors deem comparable to ours;

•        changes in laws and regulations affecting the Combined Company’s business;

•        commencement of, or involvement in, litigation or investigations involving the Combined Company;

•        changes in the Combined Company’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of the Combined Company’s Common Stock available for public sale;

•        any major change in the Combined Company’s board of directors or management;

•        sales of substantial amounts of the Combined Company’s Common Stock by our directors, officers or significant stockholders or the perception that such sales could occur;

•        general economic and political conditions such as recessions, interest rates, “trade wars,” pandemics (such as COVID-19) and acts of war or terrorism; and

•        other risk factors listed in this “Risk Factors” section.

Broad market and industry factors may materially harm the market price of Nubia’s securities irrespective of Nubia’s operating performance. The stock market in general and Nasdaq have experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of Nubia’s securities, may not be predictable. A loss of investor confidence in the market for the stocks of other companies which investors perceive to be similar to Nubia’s could depress Nubia’s stock price regardless of Nubia’s business, prospects, financial conditions or results of operations. Broad market and industry factors, including, most recently, the impact of the novel coronavirus, COVID-19, and any other global pandemics, as well as general economic, political and market conditions such as recessions or interest rate changes, may seriously affect the market price of Nubia’s Class A common stock, regardless of Nubia’s actual operating performance. These fluctuations may be even more pronounced in the trading market for our stock shortly following the business combination. A decline in the market price of Nubia’s securities also could adversely affect Nubia’s ability to issue additional securities and Nubia’s ability to obtain additional financing in the future.

Furthermore, the stock markets in general have experienced extreme volatility, including as a result of the COVID-19 pandemic, that has sometimes been unrelated to the operating performance of the issuer. The trading price of our common stock may be adversely affected by third parties trying to drive down or drive up the market price. Short sellers and others, some of whom post anonymously on social media, may be positioned to profit if our stock declines or otherwise exhibits volatility, and their activities can negatively affect our stock price and increase the volatility of our stock price. These broad market and industry factors may seriously harm the market price of our common stock, regardless of our operating performance.

In addition, in the past, following periods of volatility in the overall market and the market prices of particular companies’ securities, securities class action litigations have often been instituted against these companies. Litigation of this type, if instituted against us, could result in substantial costs and a diversion of our management’s attention and resources. Any adverse determination in any such litigation or any amounts paid to settle any such actual or threatened litigation could require that we make significant payments.

Even if Nubia consummates the Business Combination, there can be no assurance that the Public Warrants will be in the money during their exercise period, and they may expire worthless.

Assuming the maximum redemption of 12.35 million public shares, there will be 6,175,000 Public Warrants outstanding following the Closing, all of which will be held the redeeming stockholders. Such Public Warrants had an aggregate market value of $[_] million, based on the closing price of the Public Warrants on Nasdaq [_], 2023 of $[_]. The exercise price for Public Warrants is $11.50 per share in each case. There can be no assurance that the Public Warrants will be in the money prior to their expiration and, as such, the warrants may expire worthless. The terms of Public Warrants may be amended in a manner that may be adverse to the holders. The warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us, dated March 10, 2022, provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then-outstanding Public Warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the warrants in a manner adverse to a holder if holders of at least a majority of the then-outstanding Public Warrants approve of such amendment. Our ability to amend the terms of the Public Warrants with the consent of a majority of the then-outstanding Public Warrants is unlimited. Examples of such amendments could be amendments to, among other things, increase the exercise price of the Public Warrants, shorten the exercise period or decrease the number of shares of Nubia Common Stock purchasable upon exercise of a Public Warrant.

Nubia may redeem unexpired warrants, in accordance with their terms, prior to their exercise at a time that is disadvantageous to holders of warrants.

Assuming the maximum redemption of 12.35 million public shares, there will be 6,175,000 Public Warrants outstanding following the Closing, all of which will be held the redeeming stockholders. Such Public Warrants had an aggregate market value of $[_] million, based on the closing price of the Public Warrants on Nasdaq [_], 2023 of $[_]. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per Warrant, provided that the last sale price of Nubia Common Stock equals or exceeds $18.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a thirty (30) trading-day period ending on the third trading day prior to proper notice of such redemption and provided that certain other conditions are met. We will not redeem the warrants unless an effective registration statement under the Securities Act covering the Nubia Common Stock issuable upon exercise of the warrants is effective and a current prospectus relating to those Nubia Common Stock is available throughout the thirty (30-) day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force holders thereof to (i) exercise warrants and pay the exercise price therefor at a time when it may be disadvantageous for such holder to do so, (ii) sell warrants at the then-current market price when such holder might otherwise wish to hold warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of such warrants.

None of the Private Placement Warrants will be redeemable by us so long as they are held by the Sponsor or its permitted transferees. See “Questions and Answers About the Proposals — How do the Public Warrants differ from the Private Placement Warrants and what are the related risks for any public warrant holders post business combination?” for more information.

If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about the Combined Company, its business, or its market, or if they change their recommendations regarding the Combined Company’s Common Stock adversely, then the price and trading volume of the Combined Company’s Common Stock could decline.

The trading market for the Combined Company’s Common Stock will be influenced by the research and reports that industry or securities analysts may publish about us, the Combined Company’s business and operations, the Combined Company’s market, or the Combined Company’s competitors. Securities and industry analysts do not currently, and may never, publish research on Nubia. If no securities or industry analysts commence coverage of the Combined Company, the Combined Company’s stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover Nubia change their recommendation regarding the Combined Company’s stock adversely, or provide more favorable relative recommendations about Nubia’s or the Combined Company’s competitors, the price of the Combined Company’s Common Stock would likely decline. If any analyst who may cover Nubia were to cease coverage of the Combined Company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause the Combined Company’s stock price or trading volume to decline.

There is no guarantee that an active and liquid public market for shares of the Combined Company’s Common Stock will develop.

Nubia is currently a blank check company and there has not been a public market for HBC common stock since it is a private company. A liquid trading market for the Combined Company’s Common Stock may never develop.

In the absence of a liquid public trading market:

•        you may not be able to liquidate your investment in shares of Nubia’s Class A common stock;

•        you may not be able to resell your shares of Nubia’s Class A common stock at or above the price attributed to them in the business combination;

•        the market price of shares of Nubia’s Class A common stock may experience significant price volatility; and

•        there may be less efficiency in carrying out your purchase and sale orders.

Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect the Combined Company’s business, investments and results of operations.

The Combined Company will be subject to laws, regulations and rules enacted by national, regional and local governments and Nasdaq. In particular, the Combined Company will be required to comply with certain SEC, Nasdaq and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on the Combined Company’s business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material adverse effect on the Combined Company’s business and results of operations.

The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

We currently qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. As such, we take and will continue to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including: (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act; (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements; and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statement. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year: (a) following March 15, 2027, the fifth anniversary of our IPO; (b) in which we have total annual gross revenue of at least $1.07 billion; or (c) in which we are deemed to be a large accelerated filer, which means the market value of Nubia’s Class A common stock that is held by non-affiliates exceeds $700 million as of the last business day of our prior second fiscal quarter, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected to avail ourselves of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

We cannot predict if investors will find Nubia’s Class A common stock less attractive because we rely on these exemptions. If some investors find Nubia’s Class A common stock less attractive as a result, there may be a less active trading market for Nubia’s Class A common stock and our stock price may be more volatile.

Upon consummation of the Transactions, the Combined Company will continue to be an emerging growth company and intends to continue to take advantage of the exemptions described above for as long as it continues to be an emerging growth company. See “— Risks Related to Honeycomb’s Business and Operations Following the Business Combination — Risks Related to Public Company Requirements — The requirements of being a public company may strain Honeycomb’s resources and distract its management, which could make it difficult to manage its business, particularly after Honeycomb is no longer an “emerging growth company.””

We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our Common Stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and because our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our Common Stock after December 31, 2022, including redemptions in connection with the business combination, unless an exemption is available. Generally, issuances of securities by us in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year. In addition, the Excise Tax would be payable by us, and not by the redeeming holder, however the mechanics of any required payment of the Excise Tax have not been determined. Further, based on recently issued interim guidance from the Internal Revenue Service (“IRS”) and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of Nubia’s liquidation.

The U.S. federal income tax treatment of the Merger is not certain.

The U.S. federal income tax treatment of the Merger is not certain. For U.S. federal income tax purposes, the Merger might qualify as (a) a tax-deferred reorganization within the meaning of Sections 368(a) of the Code or (b) a tax-deferred contribution described in Section 351(a) of the Code. Alternatively, the Merger might be treated, for U.S. federal income tax purposes, as a taxable exchange by shareholders of HBC common stock for Nubia’s Class A common stock.

We may be affected by a federal tax lien placed on all the property and rights to property belonging to our Parent, which would include our assets.

The Internal Revenue Service has placed a federal tax lien on all the property and rights to property belonging to our Parent, which would include our assets. The lien relates to unpaid federal income taxes for 2017. Inclusive of interest, the balance owed is approximately $2,090,000 as of February 2023. The Merger Agreement provides that prior to the closing of the business combination, we and our Parent shall use reasonable best efforts to pay or otherwise satisfy all taxes and tax liabilities, including interest and penalties, associated with the federal tax lien and to cause the federal tax lien to be released in full with no further liability to our Parent, us or any of its or our respective assets. In the event that the federal tax lien is not released prior to the closing of the business combination, a certain number of holdback shares in proportion to the outstanding balance will not be issued at the closing of the business combination. Our Parent has advised us that prior to the closing of the business combination it intends to repay the balance in full and take all reasonable steps necessary to cause the Internal Revenue Service to release the federal tax lien. However, there can be no assurance that the repayment will occur or that the federal tax lien will be released. If not, then the Combined Company may be affected by any actions the Internal Revenue Service may take in relation to the federal tax lien.

We may not be able to complete the proposed Merger with Honeycomb if the proposed Merger is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Sponsor is neither controlled by or nor has substantial ties with a non-U.S. person. Patrick Orlando, the manager of the Sponsor, is a U.S. citizen. We do not expect Nubia to be considered a “foreign person” under the regulations administered by CFIUS. However, if the proposed Merger with Honeycomb is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the proposed Merger with Honeycomb falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the proposed Merger without notifying CFIUS and risk CFIUS intervention, before or after closing the proposed Merger. CFIUS may decide to block or delay the proposed Merger, impose conditions to mitigate national security concerns with respect to such proposed Merger or order us to divest all or a portion of a U.S. business of the Combined Company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing the proposed Merger.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete the proposed Merger. If we cannot complete our proposed Merger by June 15, 2023 because the review process drags on beyond such timeframe or because our proposed Merger is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the Combined Company.

Risks Related to the Redemption

You must tender your shares of Nubia’s Class A common stock in order to validly seek redemption at the special meeting.

In connection with tendering your shares for redemption, you must elect either to physically tender your common stock certificates to Nubia’s transfer agent or to deliver your shares of common stock to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares of common stock, in each case, by two business days prior to the special meeting. The requirement for physical or electronic delivery by two business days prior to the special meeting ensures that a redeeming holder’s election to redeem is irrevocable once the business combination is approved. Any failure to observe these procedures will result in your loss of redemption rights in connection with the vote on the business combination.

Nubia does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete a business combination with which a substantial majority of Nubia’s stockholders do not agree.

Nubia’s existing charter does not provide a specified maximum redemption threshold, except that Nubia will not redeem public shares in an amount that would cause Nubia’s net tangible assets to be less than $5,000,001 (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act). If the NTA Amendment Proposal is approved, the net tangible assets redemption limitation will no longer apply. As a result, Nubia may be able to complete the business combination even though a substantial portion of public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to Sponsor, directors or officers or their affiliates. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by Nubia or the persons described above have been entered into with any such investor or holder. Nubia will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the business combination proposal or other proposals (as described in this proxy statement) at the special meeting.

In the event that the aggregate cash consideration that Nubia would be required to pay for all shares of Nubia’s Class A common stock that are validly submitted for redemption, plus any amount required to satisfy the foregoing cash condition pursuant to the terms of the Merger Agreement, exceeds the aggregate amount of cash available to Nubia, Nubia may not complete the business combination or redeem any shares, all shares of Nubia’s Class A common stock submitted for redemption will be returned to the holders thereof and Nubia may instead search for an alternate business combination.

Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the public shares.

A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13(d) of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of Nubia’s Class A common stock included in the units sold in the Nubia IPO unless such stockholder first obtains

Nubia’s prior consent. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, Nubia will require each public stockholder seeking to exercise redemption rights to certify to Nubia whether such stockholder is acting in concert or as a group with any other stockholder. Such certifications, together with other public information relating to stock ownership available to Nubia at that time, such as Schedule 13D, Schedule 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Nubia makes the above-referenced determination. Your inability to redeem any such excess shares will reduce your influence over Nubia’s ability to consummate the business combination and you could suffer a material loss on your investment in Nubia if you sell such excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if Nubia consummates the business combination. As a result, you will continue to hold that number of shares aggregating to more than 15% of the shares sold in the Nubia IPO and, in order to dispose of such excess shares, would be required to sell your stock in open market transactions, potentially at a loss. Nubia cannot assure you that the value of such excess shares will appreciate over time following the business combination or that the market price of shares of Nubia’s Class A common stock will exceed the per-share redemption price. Notwithstanding the foregoing, stockholders may challenge Nubia’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.

However, Nubia’s stockholders’ ability to vote all of their shares (including such excess shares) for or against the business combination is not restricted by this limitation on redemption.

There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better future economic position.

We can give no assurance as to the price at which a stockholder may be able to sell its public shares in the future following the completion of the business combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the business combination, may cause an increase in our share price, and may result in a lower value realized now than a stockholder of Nubia might realize in the future had the stockholder not redeemed its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

Stockholders of Nubia who wish to redeem their shares of Nubia’s Class A common stock for a pro rata portion of the trust account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline. If stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Nubia’s Class A common stock for a pro rata portion of the funds held in the trust account.

Stockholders electing to redeem their shares of Nubia’s Class A common stock will receive their pro rata portion of the trust account less franchise and income taxes payable, calculated as of two business days prior to the anticipated consummation of the business combination. Please see the section entitled “Special Meeting of Nubia Stockholders — Redemption Rights” of this proxy statement for additional information on how to exercise your redemption rights.

If, despite Nubia’s compliance with the proxy rules, a stockholder fails to receive Nubia proxy materials, such stockholder may not become aware of the opportunity to redeem its shares of Nubia’s Class A common stock. In addition, the proxy materials that Nubia is furnishing to holders of public shares of Nubia’s Class A common stock in connection with the business combination describes the various procedures that must be complied with in order to validly redeem public shares of Nubia’s Class A common stock. In the event that a stockholder fails to comply with these procedures, its shares of Nubia’s Class A common stock may not be redeemed.

SPECIAL MEETING OF NUBIA STOCKHOLDERS

General

Nubia is furnishing this proxy statement to Nubia’s stockholders as part of the solicitation of proxies by the Nubia Board for use at the special meeting of Nubia stockholders to be held on [•], 2023, and at any adjournment or postponement thereof. This proxy statement provides Nubia’s stockholders with information they need to know to be able to vote or instruct their vote to be cast at the special meeting.

Date, Time and Place

The special meeting of stockholders will be held via live webcast at [•] a.m. Eastern Time, on [•], 2023. The special meeting can be accessed by visiting [•], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the special meeting by means of remote communication. Please have your Control Number, which can be found on your proxy card, to join the special meeting. If you do not have a control number, please contact the Continental Stock Transfer Company, the transfer agent.

Purpose of the Nubia Special Meeting

At the special meeting, Nubia is asking holders of Nubia common stock to consider and vote upon:

•        a proposal to approve the business combination described in this proxy statement, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in this proxy statement. See the section entitled “Proposal No. 1 — The Business Combination Proposal”;

•        a proposal to approve and adopt the second amended and restated certificate of incorporation of Nubia in the form attached hereto as Annex B. See the section entitled “Proposal No. 2 — The Charter Proposal”;

•        a proposal to consider and vote upon a proposal to amend Nubia’s existing amended and restated certificate of incorporation to expand the methods that Nubia may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. Please see the section entitled “Proposal No. 3 — The NTA Amendment Proposal”;

•        a proposal to approve and adopt the Incentive Plan and the material terms thereof, including the authorization of the initial share reserve thereunder. See the section entitled “Proposal No. 4 — The Incentive Plan Proposal”;

•        a proposal to elect seven directors to serve on the Combined Company’s board of directors effective as of the closing of the Transactions in accordance with the Merger Agreement. See the section entitled “Proposal No. 5 — The Director Election Proposal”;

•        a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the issued and outstanding Nubia’s Class A common stock and the resulting change in control in connection with the Transactions — we refer to this proposal as the “Nasdaq proposal”; and

•        a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal or the Nasdaq proposal. See the section entitled “Proposal No. 7 — The Adjournment Proposal.”

Recommendation of the Nubia Board

The Nubia Board unanimously recommends that stockholders vote “FOR” the business combination proposal, “FOR” the charter proposal, “FOR” the NTA amendment proposal, “FOR” the incentive plan proposal, “FOR” the director election proposal, “FOR” the Nasdaq proposal and “FOR” the adjournment proposal, if presented.

When you consider the Nubia Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Transactions that are different from, or in addition to, the interests of Nubia stockholders generally. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” for additional information. The Nubia Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Transactions and in recommending to the Nubia stockholders that they vote “FOR” the proposals presented at the special meeting.

Record Date; Persons Entitled to Vote

Nubia has fixed the close of business on [•], 2023, as the record date for determining Nubia stockholders entitled to notice of and to attend and vote at the special meeting. As of the close of business on the record date, there were [•] shares of Nubia common stock outstanding and entitled to vote. Each share of Nubia common stock is entitled to one vote per share at the special meeting.

Quorum

The presence at the special meeting by attendance via the virtual meeting website or by proxy, of a majority of the voting power of all the outstanding shares of common stock as of the record date entitled to vote constitutes a quorum at the special meeting. Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters. Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting.

Nubia’s bylaws permit the chair of the special meeting to adjourn the special meeting, whether or not there is a quorum, to a later date, time, and place. Notice of such adjournment need not be given if the date, time, and place (or means of remote communication, if any) of the adjourned meeting are announced at the special meeting.

Vote Required

The approval of each of the business combination proposal, the incentive plan proposal, the Nasdaq proposal and the adjournment proposal require the affirmative vote of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the business combination proposal, the incentive plan proposal, the Nasdaq proposal and the adjournment proposal will have no effect on such proposals.

The approval of the charter proposal and the NTA amendment proposal each require the affirmative vote of holders of at least sixty-five percent (65%) of all of Nubia’s outstanding shares of common stock, and the approval of the charter proposal also requires the affirmative vote of holders of a majority of Nubia’s Class A common stock voting as a separate class. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the charter proposal will have the same effect as a vote “against” such proposal.

Directors are elected by a plurality of all of the votes cast by holders of shares of Nubia’s common stock represented at the special meeting by attendance via the virtual meeting website or by proxy and entitled to vote thereon at the special meeting. This means that the seven director nominees who receive the most affirmative votes will be elected. Nubia stockholders may not cumulate their votes with respect to the election of directors. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the director election proposal will have no effect on such proposal.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the director election proposal and the Nasdaq proposal. It is important for you to note that in the event that the business combination proposal, the charter proposal, the incentive plan proposal and the Nasdaq proposal do not receive the requisite vote for approval, we will not consummate the business combination.

Effect of Abstentions and Broker Non-Votes

Abstentions will have no effect on the outcome of each of the business combination proposal the incentive plan proposal, the director election proposal, the Nasdaq proposal and the adjournment proposal. However, abstentions will count as a vote “AGAINST” the charter proposal and the NTA amendment proposal.

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-routine and, therefore, your broker, bank or nominee cannot vote your shares without your instruction on any of the proposals presented at the special meeting. If you do not provide instructions with your proxy, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Broker non-votes will count as a vote “AGAINST” the charter proposal but will not have any effect on the outcome of any other proposals.

Voting Your Shares

Each share of Nubia common stock that you own in your name entitles you to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your shares of Nubia common stock at the special meeting:

•        You Can Vote By Signing and Returning the Enclosed Proxy Card.    If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted “FOR” the business combination proposal, “FOR” the charter proposal, “FOR” the NTA amendment proposal, “FOR” the incentive plan proposal, “FOR” the director election proposal, “FOR” the Nasdaq proposal and “FOR” the adjournment proposal, if presented. Votes received after a matter has been voted upon at the special meeting will not be counted.

•        You can attend the special meeting via the virtual meeting platform and vote during the meeting by following the instructions on your proxy card. You can access the special meeting by visiting the website [•]. You will need your control number for access. If you do not have a control number, please contact Continental Stock Transfer. Instructions on how to attend and participate at the special meeting are available at [•].

However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way Nubia can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Nubia’s Secretary in writing before the special meeting that you have revoked your proxy; or

•        you may attend the special meeting, revoke your proxy, and vote at the special meeting, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Nubia common stock, you may call Morrow Sodali, Nubia’s proxy solicitor, at (800) 662-5200 (Toll Free) or Nubia at (972) 918-5120.

Redemption Rights

Pursuant to our current certificate of incorporation, holders of public shares may seek to redeem their shares for cash, regardless of whether they vote “for” or “against” the business combination proposal. Any stockholder holding public shares as of the record date may demand that Nubia redeem such shares for a full pro rata portion of the trust account (which, for illustrative purposes, was approximately $[•] per share as of [•], 2023, the record date for the special meeting), calculated as of two business days prior to the anticipated consummation of the business combination. If a holder properly seeks redemption as described in this section and the business combination is consummated, Nubia will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the business combination.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash.

The Sponsor and the Insiders will not have redemption rights with respect to any shares of common stock owned by them, directly or indirectly in connection with the Transactions.

Holders may demand redemption by delivering their stock, either physically or electronically using Depository Trust Company’s DWAC System, to Nubia’s transfer agent prior to the vote at the special meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder. In the event the proposed business combination is not consummated this may result in an additional cost to stockholders for the return of their shares.

Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the business combination proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the business combination is not approved or completed for any reason, then Nubia’s public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the trust account, as applicable. In such case, Nubia will promptly return any shares delivered by public holders.

The closing price of Nubia’s Class A common stock on [•], 2023, the record date for the special meeting, was $[•] per share. The cash held in the trust account on such date was approximately $[•] ($[•] per public share). Prior to exercising redemption rights, stockholders should verify the market price of Nubia common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Nubia cannot assure its stockholders that they will be able to sell their shares of Nubia common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of public shares exercises its redemption rights, then it will be exchanging its shares of Nubia common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption no later than the close of the vote on the business combination proposal by delivering your stock certificate (either physically or electronically) to Nubia’s transfer agent prior to the vote at the special meeting, and the business combination is consummated.

Appraisal Rights

Neither stockholders, unitholders nor warrant holders of Nubia have appraisal rights in connection the business combination under the DGCL.

Proxy Solicitation Costs

Nubia is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail. Nubia and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Nubia will bear the cost of the solicitation.

Nubia has hired Morrow Sodali to assist in the proxy solicitation process. Nubia will pay that firm a fee of $[•] plus disbursements. Such payment will be made from non-trust account funds.

Nubia will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Nubia will reimburse them for their reasonable expenses.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL

Nubia’s stockholders are being asked to approve the business combination with Honeycomb described in this proxy statement, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in this proxy statement. The discussion in this proxy statement of the business combination and the principal terms of the Merger Agreement is subject to, and is qualified in its entirety by reference to, the Merger Agreement, which is attached as Annex A to this proxy statement.

You should read carefully this proxy statement in its entirety for more detailed information concerning the Merger Agreement. Please see the subsection entitled “— Certain Agreements Related to the Business Combination — Merger Agreement” below, for additional information and a summary of certain terms of the Merger Agreement.

We may consummate the business combination only if it is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting.

The name of the Combined Company after the consummation of the Transactions will be [_] and our headquarters will be located at [_]. We have applied to have Nubia’s Class A common stock and public warrants listed on Nasdaq and, upon the Closing, we expect that the Combined Company’s Common Stock and public warrants will begin trading on Nasdaq under the symbols “[_]” and “[_],” respectively. As a result, Nubia’s publicly traded units will separate into the component securities upon consummation of the business combination and will no longer trade as a separate security.

General

The Merger Agreement

The following is a summary of the material terms of the Merger Agreement. The following summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex A to this proxy statement.

The Merger Agreement contains representations and warranties that Nubia and Merger Sub, on the one hand, and HBC, on the other hand, have made to one another as of specific dates. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules exchanged by the parties. Some of these schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. You should not rely on the representations and warranties described below as current characterizations of factual information about Nubia or HBC, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between Nubia and Merger Sub, and HBC and are modified by the disclosure schedules.

Structure of the Transactions

On February 16, 2023, Nubia entered into the Merger Agreement with Merger Sub and HBC. Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction by which Merger Sub will merge with and into HBC with HBC surviving such merger as a wholly owned subsidiary of Nubia.

Merger Consideration

The Merger Agreement provides for Nubia to issue to the HBC shareholders aggregate consideration of 70,000,000 shares of the Combined Company’s common stock at the Effective Time, plus up to an additional 22,500,000 shares of the Combined Company’s common stock (the “Earnout Shares”) upon the occurrence of the following events:

(i)     5,000,000 Earnout Shares if, over any ten (10) trading days within any thirty (30) trading day period from and after the date that is thirty (30) days following the Closing Date until the second anniversary of the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $12.50 per share (subject to any adjustment pursuant to the Merger Agreement);

(ii)    7,500,000 Earnout Shares if, over any ten (10) trading days within any thirty (30) Trading day period from and after the date that is one hundred eighty (180) days following the Closing Date until the date that is forty-two (42) months following the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $15.00 per share (subject to any adjustment pursuant to the Merger Agreement); and

(iii)   10,000,000 Earnout Shares if over any ten (10) trading days within any thirty (30) trading day period from and after the date that is one hundred eighty (180) days following the Closing Date until the fourth anniversary of the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $25.00 per share (subject to any adjustment pursuant to the Merger Agreement).

If, prior to the expiration of the earn out periods set forth in (i)-(iii) above, there occurs any transaction resulting in a change in control, and the corresponding valuation of Nubia’s Class A common stock is greater than or equal to the amount set forth in (i)-(iii), as applicable, then, immediately prior to the consummation of such change in control, the event set forth in (i)-(iii), as applicable, if not previously satisfied, shall be deemed to have occurred, subject to the terms provided in the Merger Agreement.

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of HBC common stock outstanding immediately prior to the Effective Time will be converted into the right to receive its allocable portion of the Closing Merger Consideration Shares and the Earnout Shares, if any.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, good standing and qualification, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) compliance with laws and permits, (v) taxes, (vi) financial statements and internal control over financial reporting, (vii) real and personal property, (viii) material contracts, (ix) environmental matters, (x) absence of changes, (xi) employee matters, (xii) litigation, and (xiii) brokers and finders.

Covenants

Conduct of Business Pending the Business Combination

Each of HBC and Nubia have agreed that, except as expressly contemplated by the Merger Agreement or the Additional Agreements, as required by law, or as consented to in writing by the other (which consent shall not be unreasonably conditioned, withheld, or delayed), from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, each party must:

(i)     conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices,

(ii)    duly and timely file all tax returns required to be filed (or obtain a permitted extension with respect thereto) and pay any and all taxes due and payable during such time period,

(iii)   duly observe and comply with all applicable laws, and

(iv)   use its commercially reasonable efforts to preserve intact in all material respects its business organization, assets, permits (with respect to HBC only), properties, and material business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties.

In addition, except as expressly contemplated by the Merger Agreement or the Additional Agreements, as required by applicable law, or as previously disclosed, from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, without the other’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), neither HBC nor Nubia shall, or permit its subsidiaries to, among other things:

(i)     amend, modify, or supplement its governing documents;

(ii)    amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under any material contract;

(iii)   other than in the ordinary course of business, modify, amend, or enter into any contract, agreement, lease, license, or commitment, including for capital expenditures, that extends for a term of one year or more or obligates the payment by HBC or Nubia, as applicable, of more than $200,000 (individually or in the aggregate);

(iv)   make any capital expenditures in excess of $500,000 (individually or in the aggregate);

(v)    sell, lease, license or otherwise dispose of any of its material assets, except pursuant to existing contracts or commitments disclosed in the Merger Agreement or in the ordinary course of business;

(vi)   solely in the case of HBC, sell, exclusively license, abandon, permit to lapse, assign, transfer, or otherwise dispose of any intellectual property owned by HBC;

(vii)  solely in the case of HBC, permit any material registered owned intellectual property to go abandoned or expire for failure to make an annuity or maintenance fee payment, or file any necessary paper or action to maintain such rights;

(viii) (A) pay, declare, or set aside any dividends, distributions or other amounts with respect to its capital stock or other equity securities; (B) pay, declare or promise to pay any other amount to any stockholder or other equity holder in its capacity as such; or (C) amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;

(ix)   (A) make any loan, advance or capital contribution to, or guarantee for the benefit of, any person or entity; (B) incur any indebtedness including drawings under the lines of credit, if any, other than (1) loans evidenced by promissory notes made by Nubia as working capital advances and (2) intercompany indebtedness; or (C) repay or satisfy any indebtedness, other than the repayment of indebtedness in accordance with the terms thereof;

(x)    suffer or incur any lien, except for permitted liens, on its assets;

(xi)   delay, accelerate or cancel, or waive any material right with respect to, any receivables or Indebtedness owed to it, or write off or make reserves against the same (other than, in the case of HBC, in the ordinary course of business);

(xii)  merge or consolidate or enter a similar transaction with, or acquire all or substantially all of the assets or business of, any other person or entity, make any material investment in any person or entity, or be acquired by any other person;

(xiii) terminate or allow to lapse any insurance policy protecting any of HBC’s, its subsidiaries’, or Nubia’s, as applicable, assets, unless simultaneously with such termination or lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the terminated or lapsed policy for substantially similar premiums or less is in full force and effect;

(xiv) adopt any severance, retention, or other employee benefit plan or fail to continue to make timely contributions to each such plan in accordance with the terms thereof;

(xv)  institute, settle or agree to settle any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority in excess of $250,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;

(xvi) except as required by GAAP, make any material change in its accounting principles, methods or practices or write down the value of its assets;

(xvii)change its principal place of business or jurisdiction of organization;

(xviii) issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities, other than any redemption by Nubia of shares of common stock held by its public stockholders as contemplated under the Merger Agreement;

(xix) (A) make, change, or revoke any material Tax election; (B) change any method of accounting other than as required under GAAP or Public Company Accounting Oversight Board rules or requirements; (C) settle or compromise any material claim, notice, audit report or assessment in respect of Taxes; (D) enter into any tax allocation, tax sharing, tax indemnity or other closing agreement relating to any taxes; or (E) surrender or forfeit any right to claim a tax refund;

(xx)  enter into any transaction with or distribute or advance any material assets or property to any of its affiliates, other than the payment of salary and benefits in the ordinary course;

(xxi) solely in the case of HBC, other than as required by any employee benefit or compensation plans, policies, programs, arrangements or payroll practices (each, a “Plan”), (A) increase or change the compensation or benefits of any employee or service provider, (B) accelerate the vesting or payment of any compensation or benefits of any employee or service provider, (C) enter into, amend or terminate any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (D) fund any payments or benefits that are payable or to be provided under any Plan, (E) make any loan to any present or former employee or other individual service provider, other than advancement of expenses in the ordinary course of business consistent with past practices, or (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union or labor organization;

(xxii)fail to duly observe and conform to any applicable laws and orders;

(xxiii) authorize, recommend, propose, or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization, or similar transaction involving it or any subsidiary; or

(xxiv) enter into any agreement or otherwise agree or commit to take, or cause to be taken, any of the foregoing.

Other Covenants of the Parties

The Merger Agreement contains certain additional covenants of Nubia and HBC, including covenants regarding:

(i)     providing the other with reasonable access to its properties and books and records;

(ii)    notifying the other of any occurrence of any fact or circumstance that constitutes or results, or would reasonably be expected to constitute or result, in a Material Adverse Effect with respect to such party;

(iii)   notifying the other of any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority relating to, involving, or otherwise affecting it, its stockholders, or their equity, assets, or business, or that relate to the consummation of the Transactions, or any notice or other communication from any governmental authority in connection with the Transactions;

(iv)   cooperating in the preparation of this proxy statement;

(v)    HBC’s delivery to Nubia of financial statements and other financial information;

(vi)   Nubia ensuring that it remains listed as a public company on, and that its securities are listed and tradable over, Nasdaq through the Closing;

(vii)  that Nubia use its reasonable best efforts to cause its initial listing application with Nasdaq in connection with the Transactions to be approved;

(vii)  Nubia calling and hold a meeting of its stockholders to adopt the Merger Agreement and approve the Business Combination and the other matters presented to Nubia’s stockholder for approval or adoption at the Nubia Special Meeting; and

(viii) HBC obtaining the written consent of the requisite voting power of its stockholders approving the Merger Agreement.

Non-Solicitation Restrictions

Nubia and HBC have each agreed that, from the date of the Merger Agreement to the Closing Date, it will not take, nor will it permit any of its representatives to, encourage or initiate any negotiations with, or enter into any agreement with, any party in connection with a business combination other than with the other or take any other action intended or designed to facilitate the efforts to do so. Each of Nubia and HBC has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of the Nubia or HBC, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Transactions is conditioned upon the following closing conditions:

(i)     no governmental authority having enacted, issued, promulgated, enforced or entered any law or order that is then in effect that makes the Transactions illegal or otherwise prohibits consummation of the Transactions;

(ii)    all applicable waiting periods under the HSR Act with respect to the Merger having expired or been terminated, and (ii) each consent, approval or authorization of any governmental authority required of Nubia, HBC or any of their respective subsidiaries to consummate the Merger, as may be reasonably agreed upon by the parties after the date of the Merger Agreement having been obtained and being in full force and effect.

(iii)   no legal action having been commenced or asserted in writing (and not orally) by any governmental authority to enjoin or otherwise materially restrict the consummation of the Closing;

(iv)   the approval of the Merger Agreement by the requisite vote of the stockholders of HBC;

(v)    each of the proposals being considered at the Nubia Special Meeting having been approved by Nubia’s stockholders;

(vi)   the Combined Company’s initial listing application filed with Nasdaq in connection with the Transactions having been approved;

(vii)  the proxy statement having been cleared by the SEC;

(viii) each party to the Merger Agreement having performed or complied with the provisions of the Merger Agreement applicable to it, subject to agreed-upon standards;

(ix)   the truth and accuracy of each party’s representations and warranties included in the Merger Agreement, subject to agreed-upon standards;

(x)    The Parent Fundamental Representations and the Company Fundamental Representations being true and correct in all respects at and as of the date of Merger Agreement and as of the Closing Date;

(xi)   the absence of any material adverse effect with respect to a party to the Merger Agreement;

(xii)  the receipt by each of Nubia and HBC of a certificate, dated as of the Closing, signed by the Chief Executive Officer of the other, certifying the compliance with various closing conditions;

(xiii) the execution by the relevant party or parties of the Additional Agreements and IRS Form W-9s;

(xiv) HBC having provided all required third party consents;

(xv)  HBC having delivered to Nubia the financial statements required to be included in in Nubia’s SEC filings and the audited financial statements for the year ended December 31, 2022 prior to March 15, 2023.

(xvi) the requisite stockholders of HBC having entered into a Company Lock-Up Agreement with respect to such holder’s shares of the Combined Company’s common stock;

(xvii)   G3 and HBC having complied with the terms of the Contribution Agreement and the restructuring of G3 having been completed;

(xviii)  G3 and the Company having agreed to enter into the Supply and License Agreement and the Shared Services Agreement;

(xix)    the Amended Charter having been filed with the Delaware Secretary of State and become effective;

(xx)     HBC and Nubia will have received a certificate, dated as of the Closing Date, from the Secretary of the other certifying certain matters;

(xxi)    each requisite party, as applicable, will have executed and delivered to the other party a copy of each Additional Agreement to which they are a party;

(xxii)   the receipt by HBC of the resignations of Nubia’s directors; and

(xxiii)  the post-Effective Time Combined Company’s Board of Directors and the HBC Board being in compliance with the size and composition requirements of the Merger Agreement.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation:

(i)     by the mutual written consent of the parties;

(ii)    by either Nubia or HBC if the Closing does not occur on or prior to September 15, 2023 (the “Outside Termination Date”), unless the breach of any covenants or obligations under the Merger Agreement by the party seeking to terminate (or, in the case of Nubia, by Merger Sub) proximately caused the failure to consummate the Transactions by the applicable date;

(iii)   by either Nubia or HBC if any governmental authority shall have issued an order, enacted a law, or taken any other action that has the effect of making the Transactions illegal or permanently restraining, enjoining, or otherwise prohibiting the consummation of the Transactions and such law, order or other action shall have become final and nonappealable, unless the failure by such party or its affiliates to comply with any provision of the Merger Agreement was a substantial cause of, or substantially resulted in, such action by such governmental authority;

(iv)   by Nubia, subject to certain exceptions, if HBC has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date;

(v)    by Nubia, subject to certain exceptions, if HBC does not receive the required stockholder approval of the Merger Agreement within five business days after the date when the proxy statement is cleared by the SEC; and

(vi)   by HBC, subject to certain exceptions, if Nubia or Merger Sub has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of a willful breach of any covenant or agreement under the Merger Agreement or fraud.

Certain Related Agreements

Contribution Agreement.    HBC and G3 will enter into the Contribution Agreement pursuant to which, among other things, G3 will contribute and transfer to HBC all its right, title and interest in, to and under certain battery-related assets and HBC will assume certain related liabilities, as more specifically set forth thereunder. The parties intend that such contribution will qualify as a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder.

Supply and License Agreement.    HBC and G3 will enter into the Supply and License Agreement pursuant to which, among other things, G3 will sell to and supply from time to time HBC certain graphene and graphite products and and G3 will provide to HBC a non-exclusive license to certain G3 patents, technology and know-how relating to graphene production to make and have made graphene materials for HBC’s own needs, as more specifically set forth thereunder.

Shared Services Agreement.    HBC and G3 will enter into the Shared Services Agreement pursuant to which, among other things, G3 will continue to provide Honeycomb with certain operational and other support services, including assigning certain employees to work for Honeycomb to provide support to Honeycomb’s operations and sending its employees to Honeycomb on a short-term basis to provide support, and sharing the use of certain equipment, administrative office space, production space, laboratory space and loading space. In exchange for receipt of such services and uses, the Shared Services Agreement contemplates that the parties will pay fees to each other, as more specifically set forth thereunder.

Company Support Agreement.    G3, certain G3 securityholders and HBC will enter into the Company Support Agreement pursuant to which, among other things, each of G3 and such G3 securityholders has agreed to vote in favor of the approval of the Merger Agreement, approval of the business combination and the other transactions contemplated by the Merger Agreement.

Parent Support Agreement.    In connection with the execution of the Merger Agreement, the Sponsor, HBC and Nubia entered into the Parent Support Agreement pursuant to which the Sponsor agreed (i) to vote the shares of Nubia common stock held by them in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereunder, (ii) to not transfer, during the term of the Parent Support Agreement, any Nubia common stock owned by them, and (iii) to not transfer any Nubia common stock held by them in accordance with the lock-up provisions set forth in Nubia’s final prospectus filed with the U.S. Securities and Exchange Commission on June 14, 2021.

Registration Rights Agreement.    G3, the Sponsor and the initial stockholders of Nubia (together, the “Holders”) will enter into the Registration Rights Agreement with the Combined Company. Pursuant to the terms of the new Registration Rights Agreement, the Combined Company will be obligated to file a registration statement to register the resale of certain securities of the Combined Company held by the Holders. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that the Combined Company file a registration statement on Form S-3 (or on Form S-1 if Form S-3 is not available) to register the securities of the Combined Company held by such Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Company Lock-Up Agreement.    HBC and G3 will enter into the Company Lock-Up Agreement pursuant to which, among other things, G3 will agree to the restriction of the sale, transfer or other disposition of certain of the shares it will received at the Closing in connection with the business combination.

Incentive Plan.    On [_], the Nubia Board approved a new equity incentive plan, the [_] 2023 Stock Incentive Plan (the “Incentive Plan”). The purposes of the Incentive Plan are to enhance our ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Combined Company by providing these individuals with equity ownership and other incentive opportunities. Stockholders are being asked to consider and approve the Incentive Plan, which will reserve approximately [_] million shares of our common stock for issuance pursuant to future grants made under the Incentive Plan. Please see the section entitled “Proposal No. 4 — The Incentive Plan Proposal — Description of the Material Features of the Incentive Plan.”

Impact of the Business Combination on the Combined Company’s Public Float

As of the date of this proxy statement, there are (i) 15,561,000 shares of common stock issued and outstanding, which includes the 3,087,500 founder shares held by the Sponsor and the 12,350,000 public shares and (ii) 11,580,000 warrants issued and outstanding, which includes the 5,405,000 private placement warrants held by the Sponsor and the 6,175,000 public warrants. Each whole warrant entitles the holder thereof to purchase one share of Nubia’s Class A common stock and, following the Transactions, will entitle the holder thereof to purchase one share of the Combined Company’s Common Stock. Therefore, as of the date of this proxy statement (without giving effect to the Transactions) the Nubia fully diluted share capital would be 27,141,000 common stock equivalents.

Upon completion of the Transactions, we anticipate that: (1) G3, which owns all of the issued and outstanding shares of HBC, is expected to hold an ownership interest of 81.8% of the issued and outstanding shares of the Combined Company’s Common Stock, (2) the Sponsor is expected to hold an ownership interest of 3.6% of the issued and outstanding shares of the Combined Company’s Common Stock, and (3) Nubia’s public stockholders will retain an ownership interest of 14.4% of the issued and outstanding shares of the Combined Company’s Common Stock. These levels of ownership interest assume (i) that no public stockholders exercise their redemption rights in connection with the Transactions and (ii) no exercises of warrants to purchase the Combined Company’s Common Stock. If the actual facts are different from these assumptions, the percentage ownership retained by the current Nubia stockholders in the Combined Company will be different.

The following table illustrates varying ownership levels in the Combined Company immediately following the consummation of the Transactions based on the assumptions above:

	Pro Forma Combined (Assuming No Redemptions)		Pro Forma Combined (Assuming 50% Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)(4)
	Number of Shares	% Ownership	Number of Shares	% Ownership	Number of Shares	% Ownership
HBC shareholders(1)(2)	70,000,000	81.8%	70,000,000	88.2%	70,000,000	95.6%
Nubia Sponsor	3,087,500	3.6%	3,087,500	3.9%	3,087,500	4.2%
Underwriter	123,500	0.1%	123,500	0.2%	123,500	0.2%
Nubia public stockholders	12,350,000	14.4%	6,175,000	7.8%	—	0.0%
Total(3)	85,561,000	100.0%	79,386,000	100.0%	73,211,000	100.0%

____________

(1)      G3 owns all issued and outstanding shares of HBC. Dr. Jang is the Chairman of the Board of Directors of G3 and, as a result, may be deemed to beneficially own and have shared voting power and shared dispositive power with respect to the G3 Shares. Dr. Jang expressly disclaims ownership of the G3 Shares. The address for Dr. Jang and G3 is 1240 McCook Ave., Dayton, Ohio 45404.

(2)      Does not includes shares subject to the earn out.

(3)      Does not include warrants of 11,580,000.

(4)      Assumes all 12,350,000 shares held by the Nubia public stockholders are redeemed.

See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Background of the Transactions

The terms of the Merger Agreement and related ancillary documents are the result of extensive negotiations between Nubia, Honeycomb and their respective representatives. The following is a brief description of Nubia’s formation, the background of Nubia’s previous attempts at a business combination, its negotiations with and evaluation of Honeycomb, the Merger Agreement, the Merger, and the related transactions. The following is not intended to be a list of all opportunities initially evaluated or explored or discussions held by Nubia, but rather summarizes the key meetings and events that led to the signing of the Merger Agreement with HBC and includes all information that Nubia and Honeycomb consider material regarding the negotiation of the Merger. All dates and times referred to in the following chronology are Eastern Standard Time in the United States unless otherwise indicated.

Nubia Brand International Corp. is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Nubia was incorporated under the laws of Delaware on June 14, 2021.

On March 15, 2022, Nubia closed its initial public offering of 12,350,000 units, including the exercise of the over-allotment option to the extent of 1,350,000 units, with each unit consisting of one share of its Class A common stock and one-half of one warrant, each whole warrant to purchase one share of its Class A common stock at a purchase price of $11.50 per share, subject to adjustment as provided in Nubia’s final prospectus filed with the Securities and Exchange Commission on March 14, 2022 (File No. 333-261114). The units from the Nubia IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $123,500,000.

Simultaneously with the consummation of the Nubia IPO and the exercise of the underwriters’ over-allotment option, Nubia consummated the private sale of 5,405,000 warrants at $1.00 per warrant for an aggregate purchase price of $5,405,000. A total of $125,970,000, was deposited into the trust account and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Nubia IPO was conducted pursuant to a registration statement on Form S-1 that became effective on March 10, 2022.

Prior to the consummation of the IPO, neither Nubia, nor anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target regarding a business combination with Nubia.

Promptly following its IPO, Nubia commenced consideration and evaluation of potential target businesses with the objective of consummating a business combination. Nubia focused its search for potential target businesses by utilizing internal research and the networks of relationships of its management, board of directors and with professional service providers (including lawyers, accountants, consultants, and investment bankers). Nubia educated these parties on its structure as a special purpose acquisition company (“SPAC”) and its criteria for an acquisition. Nubia also responded to inquiries from investment bankers or other similar professionals who represented companies engaged in either a sale or financing process. On a regular basis, Nubia’s directors were updated with respect to the status of the search for a potential target for the business combination. Input received from Nubia’s directors was material to its management’s evaluation of a potential business combination.

From the closing of the IPO through the signing of the Merger Agreement with HBC on February 16, 2023, representatives of Nubia contacted and were contacted by numerous individuals and entities with respect to business combination opportunities and engaged in discussions with several possible targets with respect to a potential business combination. In all, prior to the execution of the Merger Agreement, representatives of Nubia evaluated over 100 potential initial business combinations. Nubia executed more than 40 non-disclosure agreements on standard terms during the course, in addition to its non-disclosure and confidentiality agreement with HBC dated as of November 10, 2023 (the “NDA”). Nubia entered into 4 non-binding letters of intent (“LOI”)and had active discussions with 4 target companies in addition to Honeycomb.

One of the potential targets which Nubia considered, Company A, was a biotech company specializing in pharmaceutical solutions for oncology, malaria and COVID 19. Nubia was introduced to Company A by the Sponsor on April 29, 2022, after which Nubia determined to execute a non-disclosure agreement with Company A to continue discussions. The parties subsequently signed an LOI on May 4, 2022. Nubia conducted due diligence on Company A, including review of historic and budgeted projected statements. Representatives of Nubia met with representatives of Company A on over twelve occasions via conference call and in person. Nubia ultimately determined not to pursue Company A due to differences around valuation. The last correspondence between Nubia and Company A was on August 5, 2022, and there was no further communication, negotiation, or diligence conducted after that date.

Another potential target, Company B, was a Mobile Virtual Network Operator (MVNO). Representatives of Nubia were contacted by legal representatives of Company B with regard to a potential business combination with Company B on May 18, 2022, after which Nubia determined to execute a non-disclosure agreement with Company B to continue discussions. Nubia subsequently signed an Indication of Interest (IOI) on July 12, 2022. Nubia conducted conference calls and virtual meetings with representatives of Company B on more than ten occasions and engaged in due diligence on Company B. As a result of the discussions with Company B and Nubia’s due diligence, Nubia determined to end its pursuit of Company B as a potential target due to concerns over the proposed valuation. The last correspondence between Nubia and Company B was on August 12, 2022, and there was no further communication, negotiation, or diligence conducted after that date.

Nubia’s third potential target, Company C, was a satellite internet provider that launched third party satellites around the world. Representatives of Nubia were contacted by an investment bank that Nubia had previously considered as an underwriter for its IPO with regard to a potential business combination with Company C on April 22, 2022, after which Nubia determined to execute a non-disclosure agreement with Company C to continue discussions. Nubia conducted conference calls and virtual meetings with representatives of Company C on more than three occasions and engaged in due diligence on Company C. Nubia ultimately ceased discussions with Company C because the investment bank was insisting on including mutual exclusivity provisions in the LOI, which Nubia determined was not appropriate at the time. The last correspondence between Nubia and Company C was on May 3, 2022, and there was no further communication, negotiation, or diligence conducted after that date.

Nubia’s fourth potential target, Company D, was a manufacturer of battery storage equipment and solutions. Nubia was introduced to Company D by the Sponsor on July 5, 2022, after which Nubia determined to execute a non-disclosure agreement with Company D to continue discussions. The parties subsequently signed an LOI on August 18, 2022. Nubia conducted due diligence on Company D, including review of historic and budgeted projected statements. Representatives of Nubia met with representatives of Company D on over twenty-five occasions via conference call and in person. Nubia ultimately determined not to pursue Company D due to differences around the minimum cash condition. The last correspondence between Nubia and Company D was on December 14, 2022, and there was no further communication, negotiation, or diligence conducted after that date.

Nubia’s fifth potential target, Company E, was an overseas company that operated parochial schools. Representatives of Nubia were contacted by an investment banker with regard to a potential business combination with Company E on December 3, 2022, after which Nubia determined to execute a non-disclosure agreement with Company E to continue discussions. Representatives of Nubia conducted due diligence conference calls with representatives of Company E and reviewed documents and data provided by Company E. Nubia ultimately ceased discussions with Company E because the PCAOB audit had not yet started. The last correspondence between Nubia and Company E was on January 26, 2023, and there was no further communication, negotiation, or diligence conducted after that date.

Nubia’s sixth potential target, Company F, was a biotech company currently listed on Nasdaq OTC. Nubia was introduced to Company F by the Sponsor on December 28, 2022, after which Nubia determined to execute a non-disclosure agreement with Company A to continue discussions. Representatives of Nubia conducted due diligence conference calls with representatives of Company F and reviewed documents and data provided by Company F. Nubia ultimately ceased discussions with Company F because the company was seeking a much higher valuation with the merger than they currently had on the OTC. The last correspondence between Nubia and Company F was on January 26, 2023, and there was no further communication, negotiation, or diligence conducted after that date.

Nubia’s seventh potential target, Company G, was a Canadian based oil and gas company currently listed on Nasdaq OTC. Nubia was introduced to Company G by the Sponsor on December 10, 2022, after which Nubia determined to execute a non-disclosure agreement with Company G to continue discussions. Representatives of Nubia conducted due diligence conference calls with representatives of Company G and reviewed documents and data provided by Company G. Nubia ultimately ceased discussions with Company G because the company was seeking a much higher valuation with the merger than they currently had on the OTC. The last correspondence between Nubia and Company G was on January 26, 2023, and there was no further communication, negotiation, or diligence conducted after that date.

The Background of Nubia’s Interaction with Honeycomb

On April 29, 2022, Nubia received an email from Amelie Fang of Arbor Lake Capital (“Arbor Lake”) to gauge Nubia’s interest in a business combination with a light manufacturing company. Arbor Lake is a consulting and investment firm. Arbor Lake Capital has no direct or indirect financial interest with Nubia’s Board or Officers. No member of Nubia’s board or management has any direct or indirect financial interest with Arbor Lake.

On May 12, 2022, Nubia and Arbor Lake discussed the light manufacturing company via a virtual meeting. After conducting extensive due diligence, Nubia determined that the light manufacturing company did not meet its business combination criteria.

On November 8, 2022, Nubia was once again contacted by Amelie Fang regarding HBC, a domestic battery storage technology subsidiary of G3, that was interested in having a merger discussion. Nubia’s management team extensively researched both the battery storage market and the electric vehicle sector during its negotiations with Company D and had developed a strong interest in pursuing a business combination in the battery manufacturing industry.

On November 9, 2022, Nubia and Arbor Lake conducted a virtual call and had an in-depth discussion regarding Honeycomb. During the call, Nubia expressed desire to meet with the G3 team and discuss at a high level a potential business combination. On November 10, 2022, Nubia and G3 entered into a non-disclosure agreement to facilitate further discussions and diligence related to a potential business combination.

On November 14, 2022, representatives of Nubia, G3, and Arbor Lake met via video conference during which Dr. Bor Z. Jang, the Chief Executive Officer of G3, presented an overview of Honeycomb’s business, technology, finances, market position and strategy. During the meeting, Mr. Winters also discussed the background of Nubia and its objectives in searching for a business combination partner.

On November 16, 2022, Nubia was granted access to the data room of Honeycomb. Having previously conducted extensive market research on energy storage targets during the search process, Nubia’s management team focused on the physical assets, financial information, intellectual property and talent that would be a part of the acquisition. From November 16, 2022 to November 28, 2022, Nubia’s management analyzed various financial models, industry comparables for valuation purposes and ran side by side inspection of Honeycomb’s overall prospects compared to other battery storage entities that recently entered the public markets. Additionally, during this period, both parties held ad hoc discussions about the total valuation of Honeycomb.

As part of an extensive and ongoing comparable public companies analysis, Nubia analyzed over 12 energy storage SPAC mergers, 10 global conventional Li-ion battery manufacturers and several clean technology businesses. During the analysis, Nubia viewed a recently announced deal involving a comparable company, Amprius, an energy storage business that agreed to merge with Kensington Capital (NYSE: KCAC) with an enterprise value of $939 million, as a hypothetical valuation ceiling. Nubia conducted extensive analysis using a discounted cash flow model (DCF) and considered Honeycomb’s equity risk premium, company-specific risk premium, future cost of capital and risk beta, all to determine the discount rate and, subsequently, a valuation range. Nubia’s valuation model was compared with other discounted cash flow models in the public domain for similarly situated enterprises in the same sector. Nubia’s model indicated a range for valuation purposes of between approximately $600 million and $1.0 billion. Amid the weakening public markets and increasing inflation risk, Nubia decided to propose an initial valuation of $600 million (to view the full valuation analysis, see section “Summary of Nubia Financial Analysis” in this proxy statement).

On November 18, 2022, during a regular meeting of the Nubia Board, Nubia’s management advised the directors that Nubia was preparing a draft letter of intent regarding the Merger.

On November 21, 2022, representatives of Nubia, G3, and Arbor Lake met via video conference to discuss Honeycomb’s organizational chart and employees, cash burn and financing needs.

On November 28, 2022, Mr. Winters emailed Dr. Jang an initial draft of the non-binding letter of intent, which reflected a proposed pre-Merger consolidated enterprise value of Honeycomb of $600 million. The LOI outlined the proposed terms for the Merger for discussion purposes, including, among other things, structuring considerations, and sources and uses of capital. The draft LOI contained a one-way exclusivity provision restricting Honeycomb from exploring an acquisition transaction for a period of 20 calendar days. In terms of post-closing governance of the Combined Company, the LOI proposed that two nominees of Nubia will be appointed to the seven-member board of the Combined Company. The LOI also provided for key terms regarding lock-up arrangements with respect to securities of the Combined Company to be held by the Sponsor and G3. In a telephonic meeting held on November 30, 2022, Honeycomb proposed an $800 million counter valuation to Nubia’s price of $600 million. On December 4, 2022 and December 5, 2022, Nubia’s management team revisited its research and financial assumptions and discussed the proposed valuation with EF Hutton, Nubia’s financial advisor in connection with the Business Combination. Following several telephonic conversations, both parties agreed to a valuation of $700 million, plus up to an additional $225,000,000 in the form of earn-out shares (the “Earnout Payment”) in accordance with the following schedule:

(a)     5 million earn-out shares of the Surviving Company will be issued when and if the volume-weighted average price per share of the Surviving Company is $12.50 or greater for 20 trading days during any consecutive 30-day trading period during the period commencing on the date that is 6 months after the closing of the Merger and ending at the second anniversary of the closing of the Merger.

(b)    7.5 million earn-out shares of the Surviving Company will be issued when and if the volume-weighted average price per share of the Surviving Company is $15.00 or greater for 20 trading days during any consecutive 30-day trading period during the period commencing on the date that is 6 months after the closing of the Merger and ending at the 30 month anniversary of the closing of the Merger.

(c)     10 million earn-out shares of the Surviving Company will be issued when and if the volume-weighted average price per share of the Surviving Company is $25.00 or greater for 20 trading days during any consecutive 30-day trading period during the period commencing on the date that is 6 months after the closing of the Merger and ending at the third anniversary of the closing of the Merger.

Between November 29, 2022 and December 4, 2022, Dr. Jang and Robert Crouch, Vice President, Legal Affairs, of G3 and Mr. Winters and Mr. Prantsevich of Nubia had several telephonic discussions mainly about the management structure of the Combined Company, the strategic opportunities for business growth to the Combined Company, and how the existing management of Nubia could add value to the Combined Company as officers after the closing of the proposed Merger. During such discussions, Honeycomb and Nubia also reviewed and discussed the proposed valuation of Honeycomb in the Merger based upon the sharing of some services normally provided by the parent company, G3. Following such discussions, Honeycomb and Nubia agreed that (i) it is fair to Honeycomb and Nubia that a pre-Merger enterprise value of $700 million would be the valuation of Honeycomb in the Merger (subject to the Earnout Payment); and (ii) after closing of the proposed Merger, Nubia’s current CEO and CFO would assume the roles of CEO and CFO of the Combined Company along with certain members of Honeycomb’s existing management team, who will continue to help manage the businesses and daily operations of the Combined Company.

On December 8, 2022, Nubia and HBC executed the LOI. The LOI set forth key terms of the Merger as well as standard confidentiality and due diligence terms. The LOI contemplated a business combination which would value Honeycomb at a fully-diluted pre-Merger enterprise value of $700 million plus the Earnout Payment.

The LOI provided that the initial board of directors of the Combined Company will consist of seven directors, five of whom would be designated by G3 and two of whom would be designated by the Sponsor. The LOI did not provide for a minimum cash condition or any financing. The LOI was non-binding and subject to execution of a definitive agreement signed by all parties with respect to the Merger. The LOI did not include an exclusivity provision. Nubia was active in considering other potential targets and continued to conduct meetings with other potential targets prior to the execution of the definitive agreements.

On December 9, 2022, the Nubia Board met via video conference to discuss the progress of the Honeycomb merger. The Nubia management team routinely updated the Nubia Board on new potential business combination candidates added to the management’s target search, candidates no longer considered, the progress of Honeycomb merger negotiations, the expected date of the completion of the Merger Agreement and fairness opinion.

On December 13, 2022, as a part of its diligence review, Nubia engaged Davey Thomas, an electrical engineer with several decades of experience in battery storage applications, development and manufacturing, to serve as a technical advisor.

On December 16, 2022, Mr. Winters and Mr. Prantsevich had a call with Dr. Jang and Kevin Hong of Arbor Lake to discuss potential financing for the Merger. During such discussion, Dr. Jang highlighted that in order for Honeycomb to meet milestones and successful development of Honeycomb’s products, including anode products and battery cell products being commercial-ready by 2025 and the ability to scale up to meet production capacity goals for anode products (222,000 MT) and battery cells (approximately 72 GWh) by 2030, Honeycomb would need at least $20 million in working capital after the Closing. The parties agreed that Nubia, with the assistance Honeycomb, would use commercially reasonable best efforts to raise up to $70 million in equity financing within 30 days of the closing of the Merger in order to meet the investment needs of the Combined Company. Subsequently, the Nubia management team had several calls with various potential financing sources to discuss the transaction financing. It became apparent over time that equity facilities typically associated with SPAC mergers (i.e., PIPE) had become extremely challenging, but at-the-money (“ATM”) type of financings were being utilized in a number of SPAC transactions. Commercial terms for each ATM facility tended to vary by risk, duration, ability to draw funds and size. For example, one investment bank offered “VWAP on the Purchase Date, less three percent (3.0%) excluding block trades and any trade exceeding 20,000 shares or 5% of daily volume with a facility size of $100 million for three years” while another proposed a “VWAP Purchase equal to 97.0% of the VWAP of the Common Stock for the period on the applicable Purchase Date for two years totaling $140 million”. The Nubia team also discussed Forward Share Purchase Agreements (“FSPAs”) with various investment banks. The FSPAs had varying terms based upon the same metrics as the committed equity facility. As of the date of this proxy statement, Nubia and Honeycomb have not entered into any agreements relating to transaction financing for the proposed Merger. The management teams of Nubia and Honeycomb are continuing to analyze the available financing options based on cost, amount available under the facility and future effects that any financing would have on the capitalization of the Combined Company. Nubia, Nubia’s sponsor, Honeycomb and their affiliates have no prior relationships with any of the potential financing sources being considered in connection with the Merger.

Between December 20, 2022 and December 21, 2022, Nubia’s representatives were given a tour of Honeycomb’s research and development and production facilities at Honeycomb’s corporate headquarters in Dayton, Ohio. Nubia conducted in-depth technical and accounting due diligence that involved management interviews and group discussions, a review of Honeycomb’s underlying intellectual property, product line, potential customers and product applications, road to commercialization, and overall business model.

On December 21, 2022, the management teams of Nubia and Honeycomb had further discussions about the timeline of the merger and post-closing arrangements. Towards that end, both parties spent a fair amount of time reviewing the current staff and management levels of responsibility. It was noted that the management team of Honeycomb had significant technical experience related to battery materials but very little financial and business expertise, especially as it pertained to public companies. It was further discussed that while Dr. Bor Jang, the primary inventor of the technology used by Honeycomb, could technically contribute 100% of his time to Honeycomb, it would be in the best interests of the shareholders of the Combined Company if there was a degree of managerial separation between the management team of the Combined Company and G3, its majority shareholder which is led by Dr. Jang. As discussed above, the parties had previously discussed Mr. Winters and Mr. Prantsevich as potential members of the management team of the Combined Company. Mr. Winters has over 20 years of experience as a CEO as well as experience with public companies and has had substantial recent interactions with institutional investors in his role as CEO of Nubia. Mr. Prantsevich also had a similar amount of recent contact with the investment community and several years as a finance officer for an electronic manufacturing company. Based on the above discussions and logic, it was decided that Dr. Jang would be the post-closing Executive Chairman, and Mr. Winters and Mr. Prantsevich would serve as the Combined Company’s Chief Executive Officer and Chief Financial Officer, respectively.

On December 22, 2022, Honeycomb engaged Benesch, Friedlander, Coplan & Aronoff LLP (“Benesch”) to serve as legal counsel to Honeycomb in relation to the Merger.

On December 23, 2022, Loeb & Loeb LLP (“Loeb & Loeb”), Nubia’s counsel, was introduced to Honeycomb and Benesch electronically, and, on December 27, 2022, representatives of Loeb & Loeb and Benesch had an initial discussion regarding the structure of the transaction and related matters. The Benesch team initially proposed a tax-free spin-off of Honeycomb by G3 prior to the consummation of the Merger. Loeb highlighted the risk of substantial delay of the completion of the Merger due to the time required to complete a tax-free spin-off. Subsequent to this initial communication, representatives of Loeb & Loeb and Benesch had numerous exchanges and discussions regarding technical requirements specific to this transaction, including SEC filing requirements, Nasdaq compliance requirements and potential transaction structures.

On January 10, 2023, Nubia’s board of directors and advisory team met to discuss the progress of the Merger discussions. The Nubia management team provided an update to the board of directors with respect to the proposed Merger. Nubia’s management team granted the board access to the due diligence data room, which contained, among other things, the basis of the valuation, various cash flow projections, the technical report compiled by Mr. Thomas and detailed, in-depth materials about Honeycomb. See “— Selected Comparable Public Company Analysis” for additional information about the selected comparable public company analysis prepared by Nubia’s management and reviewed by the board of directors with reference to Honeycomb’s financial performance.

On December 27, 2022, Loeb & Loeb emailed a due diligence request list to Benesch and the Honeycomb management team. On January 16, 2023, Nubia, via video conference with Honeycomb’s management team, reviewed and discussed open due diligence items. There were no significant issues discovered by Nubia during the diligence process.

On January 5, 2023, Nubia interviewed via virtual meeting the first candidate for a review of the fairness of the valuation of the proposed Merger. Due to the firm’s lead times and lack of experience with battery storage, Nubia decided to interview additional specialists.

On January 5, 2023, Nubia’s management and representatives of Arbor Lake and Honeycomb held a video conference to discuss due diligence matters, supply and services contract considerations, graphene and graphite intellectual property, and product applications in the graphite space.

On January 9, 2023, Nubia interviewed via video conference the second candidate for fairness opinion services. Due to the firm’s workload and lack of experience with battery storage, Nubia decided to interview additional specialists.

On January 9, 2023, Nubia interviewed via video conference a third candidate for fairness opinion services. EverEdge Global (“EverEdge”) specializes in, among other things, fairness opinions, valuation services, and intangible asset valuations.

On January 10, 2023, Nubia engaged EverEdge to review Nubia’s valuation of Honeycomb, including analyzing public market comparables and a discounted cash flow model. EverEdge has successfully completed more than 2,500 client engagements, including Fortune 100 corporations, institutional investors, governments, research institutes and SPACs. Neither Nubia nor Honeycomb had any previous relationship with EverEdge. The payment of the fairness opinion fee was not contingent on the closing of the business combination. See “— Fairness Opinion of EverEdge Global” for additional information about the opinion delivered by EverEdge to Nubia’s board of directors.

On January 11, 2023, Loeb & Loeb, Benesch and representatives of Nubia and G3 held several conference calls to discuss tax structure and other principal terms of the Merger Agreement and ancillary documents. Discussions continued on these topics among members of Loeb & Loeb and Benesch on January 12, 2023. With respect to tax structure, following review of timing considerations by Benesch and Loeb tax specialists, it was determined that G3 would not conduct a tax-free spin-off of Honeycomb. Both Nubia and Honeycomb agreed that it was appropriate to structure the proposed transaction as a reverse triangular merger with Honeycomb continuing after the Closing as an Ohio corporation and wholly-owned subsidiary of Nubia.

On January 17, 2023, representatives of Loeb & Loeb sent Benesch an initial draft of the Merger Agreement. Subsequently and until the execution of the Merger Agreement on February 16, 2023, representatives of Loeb & Loeb and Benesch exchanged multiple drafts of the Merger Agreement and related ancillary documents and also engaged in multiple conversations and communications. The principal terms of the Merger Agreement and related ancillary documents negotiated during such time related to, among other things, (i) the structure and terms of the Merger, (ii) the scope of representations, warranties and covenants made by each of HBC and Nubia, (iii) the closing conditions and approvals required to consummate the Merger, (iv) certain provisions related to the transaction financing, (v) the scope of the terms of the Contribution Agreement, Supply and License Agreement, Shared Services Agreement, Parent Support Agreement, Company Shareholder Support Agreement, Company Shareholder Lock-up Agreement, Registration Rights Agreement and other ancillary documents relating to the Merger, and (vi) corporate governance of the Combined Company following the Merger.

On January 25, 2023, Nubia held an introductory meeting by video conference with Honeycomb and the representatives of a certain investment bank regarding an FSPA. The purpose of the meeting was to introduce both parties to each other and to have the investment bank answer any questions as to how the facility worked and the expected outcomes under various scenarios. During the call, the investment bank representatives presented key terms, timing and logistics of the FSPA.

On January 26, 2023, Nubia held an introductory meeting by video conference with G3 and middle market investment bank representatives regarding a committed equity financing facility. The purpose of the meeting was to introduce both parties to each other and to have the investment bank answer any questions as to how the facility worked and the expected outcomes under various scenarios.

On February 3, 2023, the board of directors of HBC unanimously approved HBC’s entry into the Merger Agreement and the ancillary documents, as well as other corporate matters in connection with the Merger.

On February 6, 2023, Nubia and Honeycomb exchanged revised documents to reflect the following key terms:1) the ability of Honeycomb to revise its tax structure if the opportunity arose, 2) the impact of a change of control on the Earnout Payment schedule, and 3) technical clarifications and corrections to the Contribution Agreement and Shared Services Agreement.

On February 7, 2023, representatives of Nubia, Honeycomb, Loeb & Loeb, and Benesch had a virtual call to discuss the timeline and planning for announcing the execution of the Merger Agreement.

On February 13, 2023, the Nubia Board met via video conference. In attendance were all members of the board and representatives of Loeb & Loeb, and they discussed the latest developments regarding transaction financing, Merger Agreement status and the proxy statement process.

On February 15, 2023, the Nubia Board met via video conference. In attendance were all members of the board and a representative of Loeb & Loeb. Following a presentation by EverEdge regarding the fairness, from a financial point of view, of the consideration to paid to HBC in the Merger, and deliberations by members of the board of directors, the Nubia Board unanimously approved Nubia’s entry into the Merger Agreement and ancillary documents, as well as other corporate matters in connection with the Merger.

On February 15, 2023, the sole director and sole shareholder of Merger Sub adopted the respective written resolutions approving the Merger Agreement and the transactions contemplated therein (including the Merger), as well as other corporate matters in connection with the Merger.

On February 16, 2023, Nubia, HBC and the Merger Sub executed the Merger Agreement and other related transaction agreements.

On February 16, 2023, prior to market open, Nubia and HBC issued a joint press release announcing the Merger. On February 17, 2023, Nubia filed a Current Report on Form 8-K that included the Merger Agreement, other agreements entered into in connection with the Merger, and a joint press release as exhibits.

On March 13, 2023, in accordance with Nubia’s current certificate of incorporation, Nubia contributed an aggregate of $1,235,000 (or $0.10 per share for each outstanding public share) to the trust account and extended the time to complete a business combination from March 15, 2023 to June 15, 2023. Nubia issued a press release announcing the extension on March 16, 2023.

Summary of Nubia Financial Analysis

The following is a summary of the material financial analysis conducted and reviewed by Nubia’s Board in connection with the valuation of Honeycomb. This analysis is separate from, and in addition to, the analysis provided in the Opinion of EverEdge Global delivered to the Nubia Board (see the section of this proxy statement entitled “Fairness Opinion of EverEdge Global Ltd.”). Nubia used the financial analyses for the purposes of calculating Honeycomb’s pre-money enterprise value proposed in the LOI and Merger Agreement. The summary set forth below does not purport to be a comprehensive description of the financial analyses performed or factors considered by Nubia nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Nubia’s Board.

As part of the extensive due diligence process, Nubia’s management evaluated the market opportunity of the energy storage sector, reviewed Honeycomb management’s financial projections, researched and assessed financial projection assumptions, and conducted a valuation analysis.

The primary valuation methodologies used by Nubia was Comparable Public Companies Analysis and Discounted Cash Flow (DCF) analysis. Key assumptions provided by Honeycomb, and used in valuation methodologies, were assessed using the knowledge and expertise of Nubia’s representatives, third party energy storage industry analysts, SEC filings of publicly traded energy storage businesses, press releases, and investor presentations, along with other news publications and research available on the public domain. Key elements of enterprise valuation analysis were presented to Nubia’s Board as part of Nubia Board’s review and subsequent approval of the Merger.

Market Opportunity

Nubia management measured Honeycomb’s market opportunity by evaluating the demand for advanced battery materials, battery cells, and battery packs over the next several decades. According to McKinsey & Company’s 2022 analysis “Battery 2030: Resilient, sustainable, and circular,” the total global battery supply chain size (mining, refining, active materials, cell, pack, and recycling) for electric mobility, battery electric storage systems and consumer goods applications, is projected to reach a value of more than $400 billion and a market size of 4.7 Terawatt hours (TWh) by 2030. This is indicative of a compound annual growth rate (CAGR) opportunity of approximately 27%. Research conducted by a variety of battery industry experts, including Bloomberg NEF, Equity Research and The Brainy Insights, tell a similar industry growth story. Honeycomb’s revenue opportunity is in active materials, cell and pack segments, which is anticipated to have a total addressable market of more than $300 billion by 2030 according to McKinsey & Company.

The key demand drivers in the battery space are improved energy density, improved safety, reduced cost, faster charging, growing consumer desire for clean energy vehicles, regulatory shift toward sustainability, original equipment manufacturer (OEM) movement to achieve new emission-reduction targets and grid conversions. The recent regulatory shift toward sustainability involves new net-zero targets for carbon emissions and guidelines, including tax credits and incentives provided by the U.S. Inflation Reduction Act and Bipartisan Infrastructure Law. After extensive analysis of Honeycomb’s intellectual property, product roadmap, value proposition, and eligibility for future subsidies, Nubia views Honeycomb as well positioned to capitalize on the once in a century market opportunity.

Honeycomb’s Financial Projections

Nubia and Honeycomb do not, as a matter of general practice, publicly disclose long-term forecasts or internal projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, prior to approval by the Nubia board of directors on February 15, 2023, and the execution of the Merger Agreement and related agreements, Honeycomb provided Nubia with recently prepared, internal financial projections for each of the years in the eight-year period ending December 31, 2030. The financial projections presented in this proxy statement constitute the entirety of the financial forecasts presented to the Nubia Board in approving the Business Combination, and to EverEdge in issuing its fairness opinion. The decision to prepare projections until 2030 was based on Honeycomb management’s assessment that such time period would represent the first eight years of revenue generation and its assessment that such eight year revenue forecast was a reasonable time period for forecasting pre-commercial products at their current stage of development. As further discussed below, the financial statements are based solely on assumptions regarding growth rates. Honeycomb is an early-stage company with limited operations. Excluding immaterial anode product sample revenues generated during the customer testing and evaluation process, Honeycomb has not historically generated revenue. Honeycomb’s management used a detailed bottom-up approach to projecting sales, beginning with anticipated demand organized by anode and solid-state battery products in its development pipeline and prospective customers in the electric vehicle and energy storage industries. Revenue projections for each product were benchmarked against estimated U.S. market size gathered from primary and secondary industry research. A summary of the financial projections is set forth below.

The projected financial information was not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants, but, in the view of Nubia’s management, reflects currently available estimates and assumptions, was prepared on a reasonable basis and presents, to the best of management’s knowledge and belief, the expected implementation of Honeycomb’s business plan and the expected future financial performance, in each case at the time such information was provided to the Nubia Board, which may be different from the information currently available at the time of filing this proxy statement. As such, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.

The inclusion of the financial projections should not be deemed an admission or representation by Nubia, or Honeycomb or any of their respective officers, directors, affiliates, advisors, or other representatives with respect to such financial projections. The financial projections are not included to influence your views on the Merger and are summarized in this proxy statement solely to provide stockholders access to certain non-public information considered by the Honeycomb board of directors in connection with its evaluation of the Merger and provided to the Nubia Board in connection with its consideration of the Merger and to Nubia’s financial advisor, EverEdge, to assist with its financial analyses as described in the section entitled “— Opinion of Nubia’s Financial Advisor.” The information from the financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Honeycomb in this proxy statement.

The projected financials were prepared by, and are the responsibility of Honeycomb’s management. Nubia’s management was not involved in the development of any of the below Honeycomb projections and assumptions, and independently discussed, reviewed, confirmed or verified a limited number of such assumptions, or the reasonableness thereof. No independent auditors have audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the financial projections and, accordingly, none of Nubia, Honeycomb or any of their independent auditors express an opinion or any other form of assurance with respect thereto or its achievability, and assume no responsibility for, and disclaim any association with, the financial projections. The audit reports included in this proxy statement relate to historical financial information. They do not extend to the prospective financial information and should not be read to do so.

The key elements of the Honeycomb’s projections provided to Nubia and relied upon by Nubia in its valuation analysis are set forth in the table below:

($ in millions)(1)	2023	2024	2025	2026	2027	2028	2029	2030
Battery Cell Production Capacity (GWh)
Pilot (100-120 MWh)	—	—	—	—	—	—	—	—
Joint Venture Gigafactory-1 (2 GWh)	—	—	0.5	2.0	2.0	2.0	2.0	2.0
Toll Manufacturing Gigafactory (50 GWh)	—	0.1	1.2	2.3	9.0	13.0	25.0	50.0
Joint Venture Gigafactory-2 (20 GWh)	—	—	—	—	—	—	5.0	20.0
Total Battery Cell Capacity (GWh)	—	0.1	1.7	4.3	11.0	15.0	32.0	72.0
Total Anode Material Capacity (MT)	20	450	600	2,100	28,500	139,200	219,000	222,000
Revenues(2)
GCA-Si Anode Material	0.9	1.7	2.2	2.4	2.1	2.2	2.5	2.7
360 mAh/g Anode Material	—	1.0	2.1	13.7	193.2	1,061.7	1,327.1	1,931.3
Gr/Si Anode Material	0.2	1.7	13.6	44.3	197.9	652.4	1,223.2	2,670.1
Solid-State Battery	—	1.0	16.2	35.1	349.6	972.0	2,142.0	5,022.0
Other Revenue Sources	—	10.0	12.0	16.0	18.0	20.0	22.0	24.0
Total Revenues	1.1	15.3	46.1	111.6	760.8	2,708.2	4,716.8	9,650.1
Cost of Goods Sold(3)	(10.5)	(14.7)	(31.3)	(79.4)	(566.6)	(1,969.3)	(3,477.6)	(6,785.6)
Gross Profit	(9.5)	0.7	14.8	32.1	194.3	738.9	1,239.2	2,864.5
Operating Expenses(4)	(8.8)	(10.2)	(13.5)	(18.7)	(69.4)	(103.1)	(179.3)	(353.8)
Operating Profit(Loss)	(35.7)	(28.1)	(22.9)	(26.9)	(12.8)	309.1	618.2	2,036.7
EBITDA(5)	(18.3)	(9.6)	1.4	13.5	124.9	635.8	1,059.9	2,510.8
Capital Expenditures(5)	18.8	17.7	68.4	160.5	973.4	1,923.6	1,249.0	323.5

____________

(1)      All amounts are estimates as of the date such projections were prepared.

(2)      Other revenue sources include licensing revenues and other battery solutions.

(3)      Cost of goods forecasts and assumptions are based on Honeycomb’s detailed product Bill of Materials (BOM), direct labor, production overhead costs and other production related costs associated with manufacturing active materials and solid-state battery cells. Projections include the planned use of toll manufacturing and joint ventures.

(4)      Operating expense projections include general and administrative expenses such as finance and legal, sales and marketing, investor relations, research & development expenses required to operate highly technical, competitive, and innovative, energy storage businesses and other operating expenses associated with operating as a public company.

(5)      Honeycomb defines EBITDA as net income (loss) before income tax provision and depreciation expense. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the net income (loss) prepared in accordance with GAAP

(6)      Capital expenditures include equipment, building improvements, instillation and other building support costs associated with setting up manufacturing of battery cells and active materials.

Honeycomb’s financial projections assume that the EV battery market will grow to over $300 billion by 2030, with potentially up to approximately 5,300 GWh lithium battery demand by 2030, and a predicted supply shortfall of approximately 3,700 GWh. Honeycomb’s management estimates that Honeycomb’s revenue will have a compound annual growth rate of 268% from its fiscal year ending December 31, 2023 through its fiscal year ending December 31, 2030, and that Honeycomb will have an EBITDA margin of approximately 15% for its fiscal year ending December 31, 2030, excluding the impact of any acquisitions. Honeycomb expects its proprietary anode, cathode, and solid-state technologies will bring high performance, safe and cost effective solutions to EV producers, majority of whom are leaning into electrification and away from internal combustion engines. Furthermore, Honeycomb’s revenue growth projections assume successfully capitalizing on “Made in America” mandates outlined in the Inflation Reduction Act, and resulting high demand for battery materials from North American suppliers. Honeycomb’s technology design allows manufacturing at scale, giving management confidence in its ability to ramp up its manufacturing effort to meet projected demand.

The financial projections were prepared using a number of assumptions, including the following assumptions that Honeycomb’s management believes to be material:

•        An increase in global battery demand from approximately 700 GWh in 2022 to 5,300 GWh in 2030;

•        Increased reliance of EV OEMs and energy storage businesses on U.S. based manufacturing of battery materials and battery cell, driven in large part by the inflation reduction act;

•        Capacity expansion from pilot level production capabilities to 72 GWh of battery cell production;

•        Meaningful revenue growth beginning in 2026 to 2030, CAGR of 221%;

•        An average solid-state battery cell revenue per kWh of $90;

•        A decrease in average revenue per kg from $17.7 in 2024 to $14.8 in 2025 to 2030 of the 360 mAh/g anode product;

•        A decrease in average revenue per kg from $64.7 in 2024 to $40 in 2027 to 2030 of the Gr/Si anode product;

•        An increase in operating expenses, from $8.8 million in 2023 to $868.5 in 2030, due primarily to significant expansion of workforce and office space associated with the commercialization of Honeycomb’s solid-state battery cells.

Honeycomb financial projections are contingent upon many assumptions, as outlined above, some of which may prove incorrect, and may cause Honeycomb to incur substantial costs, or require Honeycomb to change its business practices that materially change results under the scenarios covered by the financials projections. In general, these contingencies include, but are not limited to:

•        meeting milestones and successful development of Honeycomb’s products, including anode products and battery cell products being commercial-ready by 2025 and the ability to scale up to meet production capacity goals for anode products (222,000 MT) and battery cells (approximately 72 GWh) by 2030;

•        negotiate and secure planned toll manufacturing and joint ventures;

•        develop and maintain supply chain that can support manufacturing plan, including the completion and operation of a battery cell pilot facility by 2025;

•        ability to achieve anticipated reductions in capital expenditures from production process innovations;

•        obtain competitive pricing for battery components;

•        new laws, regulations and government policies both domestically and abroad;

•        EV adoption in line with internal expectations of forecasted market size; and

•        ability to offer products that can compete in the highly competitive battery cell industry.

The financial projections also reflect continued investment in research and development to address these market opportunities. While research and development, sales and marketing and general, and administrative expenses are expected to increase in absolute dollars as the company grows, such expenses are expected to represent a smaller percentage of revenue as Honeycomb scales, contributing to improvements in EBITDA margin over time.

Although the assumptions and estimates on which the financial projections for revenues and costs are based are believed by Honeycomb’s management to be reasonable and based on the best then currently available information, the financial projections are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Honeycomb’s and Nubia’s control. In addition, the financial projections relate to a business model with a limited track record. There will be differences between actual and projected results, and actual results may be materially less than those contained in the projections. Since the projections cover multiple years, such information by its nature becomes less predictive with each successive year. There are many risks associated with such long term forecasts including uncertainties related to the timing of completion of product development, future market growth, market penetration, and the timing and impact of future competition. These financial projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, these financial projections constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in the section entitled “Risk Factors” in this proxy statement.

Comparable Public Companies Analysis

Nubia’s management utilized the comparable public companies analysis to confirm certain Honeycomb management financial projections and assumptions used in parts of Nubia’s DCF analysis and to select a range of comparable company revenue and EBITDA multiples for deriving Honeycomb enterprise value ranges as part of the overall valuation analysis. Nubia reviewed and analyzed certain historic and forecasted financial information relating to Honeycomb and compared it to corresponding historic and forecasted financial information available on the public domain for three “peer groups” of publicly traded companies. Nubia selected 17s companies that Nubia deemed relevant for the comparable analysis based on their operations, profitability, technologies, product lines, stage of development or size and scale that, for the purposes of analysis, may be considered similar to certain operations, profitability, technologies, product lines, stage of development, or size and scale of Honeycomb. None of the comparable companies is identical or directly comparable to Honeycomb. Nubia arranged the selected companies into three groups:

1)      Solid State and Advanced Li-ion energy storage companies. These companies are on a path to commercialize one or more of the following: proprietary anode, cathode, electrolyte materials and/or other battery technologies, used in next-gen battery cells and battery packs. The business model of this group primarily focuses on mobility and consumer applications.

2)      Battery Electric Storage Systems companies. These companies are energy storage companies focused on developing next-gen solutions primarily for electric grid and other commercial applications.

3)      Conventional Li-ion Battery Manufacturers.    These companies are global leaders in the energy storage industry and supply the majority of today’s lithium-ion batteries, across all battery applications.

The tables below summarize certain observed historical and projected financial performance and trading multiples of the comparable public companies. The operational benchmarking analysis compared the estimated revenue annual growth rates between the years 2025 and 2028, the 2027 and 2028 estimated gross margins, and 2027 and 2028 estimated EBITDA of Honeycomb against the comparable public company set. The valuation benchmarking analysis compared Enterprise Value, year 2028 Revenue multiples and 2028 EBITDA multiples of Honeycomb against the comparable public company set. The financial data in this section was estimated based on publicly available information as of November 25, 2022.

Company	Revenue Growth ‘25 – ‘26	Revenue Growth ‘26 – ‘27	Revenue Growth ‘27 – ‘28	TTM Gross Margin	2027E Gross Margin	2028E Gross Margin	TTM EBITDA Margin	2027E EBITDA Margin	2028E EBITDA Margin
Honeycomb Battery Company	142.1%	581.9%	256.0%	NM	25.5%	27.3%	NM	16.4%	23.5%
QuantumScape Corporation	605.1%	1067.3%	100.6%	NM	31.3%	29.7%	NM	25.2%	25.2%
Enovix Corporation	NA	NA	NA	NM	NA	NA	NM	NA	NA
Freyr Battery SA	24.3%	28.7%	17.3%	NM	31.9%	31.6%	NM	26.2%	26.2%
SES AI Corporation	540.0%	78.1%	22.8%	NM	31.6%	31.4%	NM	28.1%	28.6%
Amprius Technologies, Inc.	NA	NA	NA	NM	NA	NA	NM	NA	NA
Microvast Holdings, Inc.	27.2%	28.3%	NA	0.4%	NA	NA	NM	21.9%	NA
Solid Power, Inc.	300.0%	693.2%	59.9%	NM	35.6%	35.6%	NM	28.8%	28.7%
Solid State & Advanced Li-ion Group Average	299.3%	379.1%	50.1%	NM	32.6%	32.1%	NM	26.0%	27.2%
Solid State & Advanced Li-ion Group Median	300.0%	78.1%	41.3%	NM	31.7%	31.5%	NM	26.2%	27.4%

Stem, Inc.	23.6%	NA	NA	7.3%	NA	NA	NM	NA	NA
ESS Tech, Inc	56.4%	38.5%	NA	NM	37.4%	NA	NM	29.7%	NA
Eos Energy Enterprises, Inc.	NA	NA	NA	NM	NA	NA	NM	NA	NA
Battery Electric Storage Systems Group Average	40.0%	NM	NA	NM	NM	NA	NM	NM	NA
Battery Electric Storage Systems Group Median	40.0%	NM	NA	NM	NM	NA	NM	NM	NA

Contemporary Amperex Technology Co., Ltd.	NA	NA	NA	20.2%	NA	NA	12.5%	NA	NA
LG Energy Solution, Ltd.	NA	NA	NA	13.1%	NA	NA	12.8%	NA	NA
Panasonic Holdings Corporation	NA	NA	NA	27.3%	NA	NA	9.0%	NA	NA
Samsung Sdi Co., Ltd.	NA	NA	NA	21.6%	NA	NA	21.4%	NA	NA
BYD Company Limited	NA	NA	NA	15.3%	NA	NA	4.2%	NA	NA
Gotion High-tech Co.,ltd.	NA	NA	NA	15.3%	NA	NA	3.5%	NA	NA
SK Innovation Co., Ltd.	NA	NA	NA	10.6%	NA	NA	8.0%	NA	NA
Conventional Li-ion Group Average	NA	NA	NA	17.6%	NA	NA	10.2%	NA	NA
Conventional Li-ion Group Median	NA	NA	NA	15.3%	NA	NA	9.0%	NA	NA

Company	Market Value of Equity	Enterprise Value	EV/TTM Revenue	EV/2028E Revenue	EV/TTM EBITDA	EV/2028E EBITDA
Honeycomb Battery Company	855.6	737.6	NM	0.27x	NM	1.16x
QuantumScape Corporation	3,064.8	2,015.7	NM	0.31x	NM	1.24x
Enovix Corporation	1,985.8	1,645.2	321.96x	NA	NM	NA
Freyr Battery SA	2,041.1	1,635.5	NM	0.30x	NM	1.16x
SES AI Corporation	1,752.6	1,369.8	NM	0.20x	NM	0.68x
Amprius Technologies, Inc.	912.3	841.5	174.23x	NA	NM	NA
Microvast Holdings, Inc.	671.2	581.7	2.82x	NA	NM	NA
Solid Power, Inc.	800.0	440.0	50.99x	0.26x	NM	0.92x
Solid State & Advanced Li-ion Group Average	1,603.9	1,218.5	137.50x	0.27x	NM	1.00x
Solid State & Advanced Li-ion Group Median	1,752.6	1,369.8	112.61x	0.28x	NM	1.04x
Stem, Inc.	2,115.0	2,281.8	8.77x	NA	NM	NA
ESS Tech, Inc	522.6	362.5	411.89x	NA	NM	NA
Eos Energy Enterprises, Inc.	89.2	217.9	11.87x	NA	NM	NA
Battery Electric Storage Systems Group Average	908.9	954.0	NM	NA	NM	NA
Battery Electric Storage Systems Group Median	NM	NM	NM	NA	NM	NA
Contemporary Amperex Technology Co., Ltd.	135,779.4	125,164.1	3.35x	NA	26.86x	NA
LG Energy Solution, Ltd.	108,430.9	109,868.4	6.82x	NA	53.09x	NA
Panasonic Holdings Corporation	22,773.6	26,279.0	0.46x	NA	5.14x	NA
Samsung Sdi Co., Ltd.	41,409.5	43,087.7	3.20x	NA	14.97x	NA
BYD Company Limited	106,547.8	103,571.9	2.19x	NA	52.59x	NA
Gotion High-tech Co.,ltd.	8,359.9	8,848.3	3.33x	NA	96.05x	NA
SK Innovation Co., Ltd.	13,346.7	24,956.7	0.46x	NA	5.70x	NA
Conventional Li-ion Group Average	62,378.3	63,110.9	2.83x	NA	36.34x	NA
Conventional Li-ion Group Median	41,409.5	43,087.7	3.20x	NA	26.86x	NA

Note:     Market and currency data as of November 25, 2022. For convenience purposes only, amounts in Chinese Yuan Renminbi and Korean Won have been translated to U.S. dollars using ¥7.16 to US$1.00 and ₩1334.48 to US$1.00 exchange rates

“TTM” means trailing twelve months.

“NM” mean not meaningful.

Honeycomb defines EBITDA as net income (loss) before income tax provision and depreciation expense and EBITDA Margin as EBITDA divided by revenue. EBITDA and EBITDA Margin are not financial measures prepared in accordance with GAAP and should not be considered a substitute for the net income (loss) prepared in accordance with GAAP.

For purposes of the table above, “EV” means Enterprise Value, defined as market capitalization plus debt, net of cash and equivalents.

Sources: Financial data proved by company investor presentations, Morningstar market data, SEC filings, and annual reports.

The multiples selected to derive the Enterprise Value ranges for the purposes of Honeycomb’s valuation analysis are based exclusively on the Solid State and Advanced Li-ion peer group. The criteria for selecting this group were mainly stage of development, technologies and future profitability similar to Honeycomb. The trading multiple ranges for the selected companies is as follows:

•        2028E Revenue Multiple range: 0.20x – 0.31x

•        2028E EBITDA Multiple range: 0.68x – 1.24x

The table below summarizes the implied Enterprise Value ranges calculated using the above valuation multiples:

	EV/2028E Revenue	EV/2028E EBITDA
Enterprise Value (Low)	$530,000,000	$435,000,000
Enterprise Value (Median)	$766,000,000	$660,000,000
Enterprise Value (High)	$848,000,000	$790,000,000

The overall enterprise value range estimated for Honeycomb, using the comparable public companies analysis approach, was approximately $483 million and $819 million.

Discounted Cash Flow Analysis

Nubia used Honeycomb’s financial projections for fiscal years 2023 to 2030 to model net present value of the unlevered, after-tax free cash flows, plus the present value of the terminal value of Honeycomb’s business in 2030. Nubia’s management independently reviewed key Honeycomb’s projection assumptions and used the following major inputs and assumptions to compute the base Discounted Cash Flow (DCF) model:

•        Gross margin of 24% in years 2027 – 2030, primarily selected based on the consideration of: i) 2027E gross margins of Solid State and Advanced Li-ion Energy Storage companies (range of 31.3% to 36.9%) and TTM gross margins of Conventional Li-Ion Battery Manufacturers (range of 10.6% to 27.3%) and ii) impact of the potential decline in battery cell manufacturing cost per kWh in future periods will have on Honeycomb’s margins, and iii) cost reductions associated with Honeycomb’s proprietary production methods.

•        A discount rate of 20% was determined by considering several factors, including the results of published studies on discount rates, sector specific discount rate data, future cost of capital, Honeycomb’s product roadmap, near-term path to revenue opportunities, competition in the energy storage space, and risks associated with execution of Honeycomb’s business plan.

•        Capital expenditures, depreciation and working capital assumptions primary based on data available from similar publicly traded companies and published studies. Included in Nubia’s analysis was research of industry capital expenditures per GWh of production capacity and evaluating capital expenditure reductions associated with Honeycomb’s proprietary production methods.

•        Exit EBITDA multiple of 8.0x, primarily selected based on the consideration of published studies of EBIDTA multiples within a broad group of automotive vehicle technology publicly traded companies (range of 7.2x to 12.8x) and Conventional Li-Ion Battery Manufacturers (range of 5.1x to 96.0x).

•        Consideration of business, economic, regulatory, market and financial conditions and other future events.

Using Honeycomb’s financial projections and applying the above assumptions, Nubia’s DCF model below yielded an approximate Enterprise Value of $1,146 million:

($ in millions)	2023	2024	2025	2026	2027	2028	2029	2030
Unlevered Free Cash Flow	(37.1)	(28.0)	(68.6)	(150.3)	(922.2)	(1,649.7)	(681.8)	731.3
Discount Period	1.0	2.0	3.0	4.0	5.0	6.0	7.0	8.0
Discount Rate	20.0%	20.0%	20.0%	20.0%	20.0%	20.0%	20.0%	20.0%
Discount Factor	0.833	0.694	0.579	0.482	0.402	0.335	0.279	0.233
Present Value of Free Cash Flow	(30.9)	(19.4)	(39.7)	(72.5)	(370.6)	(552.5)	(190.3)	170.1

Terminal EBITDA (year 8)	1,447.5
Exit Multiple	8.0
Exit Value	11,580.1
Less: Debt	—
Terminal Value	11,580.1
Discount Factor	0.194
PV of Terminal Value	2,244.3
PV of FCFs	(1,105.9)
PV of NOLs	7.5
PV of Terminal Value	2,244.3
Enterprise Value	1,145.9

Nubia also performed a sensitivity analysis with the DCF model. This analysis considered the following variables: 1) decreased EBITDA, 2) reduced exit multiples, and 3) discount rate ranges of 18-22%. Variable inputs in this analysis were used individually and in conjunction with other inputs considered in this analysis.

In sum, Nubia’s Discounted Cash Flow model estimated the Enterprise Value indication for Honeycomb in the range of approximately $682 million to $1,146 million.

Valuation Analysis Conclusion

Nubia’s management considered the Discounted Cash Flow and Comparable Public Companies Analysis valuation methods to establish the proposed Enterprise Value of Honeycomb. Nubia believes Honeycomb management’s carefully considered, detailed financial projections reflect currently available estimates and assumptions, was prepared on a reasonable basis and present, to the best of management’s knowledge and belief, the expected implementation of Honeycomb’s business plan and the expected future financial performance.

Given the detailed projections provided to Nubia for the Discounted Cash Flow method and the current market information and strong relevancy of the Solid State & Advanced Li-ion next-gen energy storage companies chosen in the Comparable Public Companies Analysis, an equal weighting of 50% was applied to both valuation methods for the final reconciliation of value. Nubia concluded a final Enterprise Value range for Honeycomb of approximately $582 million to $982 million.

Nubia’s Board of Directors’ Reasons for Approval of the Transactions

The Nubia Board, in evaluating the Transactions, consulted with Nubia’s management and financial, strategic and legal advisors. In unanimously (i) resolving that it is in the best interests of Nubia and its stockholders, and declaring it advisable, to enter into the Merger Agreement, (ii) approving the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions of the Merger Agreement and (iii) adopting a resolution recommending the Merger be adopted by Nubia’s stockholders, the Nubia Board considered and evaluated a number of factors, including the factors discussed below. The Nubia Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. In addition, individual directors may have given different weight to different factors. The Nubia Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. This explanation of Nubia’s reasons for the Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”

The Nubia Board considered a number of factors pertaining to the Transactions as generally supporting its decision to enter into the Merger Agreement and the related agreements and the transactions contemplated thereby, including but not limited to, the following material factors:

•        Reasonableness of Aggregate Consideration.    Following a review of the financial data provided to Nubia by Honeycomb, Nubia’s due diligence review of Honeycomb’s business, the Nubia Board considered the aggregate consideration to be paid and determined that the aggregate consideration was reasonable in light of such data, financial information and current market conditions.

•        Business and Financial Condition and Prospects.    After conducting extensive due diligence, the Nubia Board and Nubia management had a better understanding of Honeycomb’s business, financial condition, management team and future growth prospects. The Nubia Board considered the results of the due diligence review of Honeycomb’s business. The Nubia Board considered how these results will enhance Honeycomb’s ability to scale effectively and to execute upon and achieve its business plan.

•        Opinion of Nubia’s Financial Advisor.    The Nubia Board took into account the financial presentation and the opinion, each dated as of February 2, 2023, of EverEdge to the Nubia Board as to the fairness, from a financial point of view and as of the date of the opinion, of the Merger Consideration to Nubia, which opinion was based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken as more fully described under the section entitled “Proposal No. 1 — The Business Combination Proposal — Opinion of Nubia’s Financial Advisor” below.

•        Commitment of Honeycomb’s Owners.    The Nubia Board considered the fact the current stockholder of Honeycomb is not selling any of its current shareholdings of Honeycomb in connection with the Transaction, and as such, will continue to own more than a majority of the post-combination company on a pro forma basis, which the Nubia Board believed reflects such shareholders’ belief in and commitment to the continued growth prospects of Honeycomb going forward.

•        Honeycomb Being an Attractive Target.    The Nubia Board considered the fact that, among other attractive characteristics and as assessed by Nubia’s advisors, Honeycomb (i) is of a size relevant to the public marketplace, (ii) has a strong existing management team, (iii) has significant growth opportunities and (iv) would benefit from the consummation of the Transactions by obtaining access to capital to fund its business plan in the near term, thereby reducing financing risk and putting it in a position to access the public capital markets in the future.

•        Other Alternatives.    Nubia raised $123,500,000 in its initial public offering with the objective of consummating an attractive business combination. Since that time, as more fully described in “Proposal No. 1 — The Business Combination Proposal — Background of the Transactions,” Nubia has evaluated a number of businesses but has been most impressed by the Honeycomb business. The Nubia Board believes, based upon the Transaction terms, that the Transactions create the best available opportunity to maximize value for Nubia stockholders.

•        Terms of the Merger Agreement and the Related Agreements.    The Nubia Board considered the terms and conditions of the Merger Agreement and the related agreements and the Transactions contemplated thereby, including the Merger, including each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Transactions contemplated thereby and the termination provisions, as well as the strong commitment by both Honeycomb and Nubia to complete the Transactions.

•        Board of Directors of the Post-Combination Company.    The Nubia Board considered that the initial board of directors of the Combined Company would be comprised of some of HBC’s current board of directors, including Dr. Bor Jang.

•        Role of Independent Directors.    The Nubia Board is comprised of a majority of independent directors who are not affiliated with the Sponsor and its affiliates. Our independent directors took an active role in evaluating the proposed terms of the Transactions, including the Merger Agreement and the related agreements. Nubia’s independent directors evaluated and unanimously approved, as members of the Nubia Board, the Merger Agreement and the Transactions.

The Nubia Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Transactions, including, but not limited to, the following:

•        Macroeconomic Risks.    Macroeconomic uncertainty, including the potential impact of the COVID-19 pandemic, and the effects they could have on the combined company’s revenues.

•        Benefits May Not Be Achieved.    The risk that the potential benefits of the Transactions may not be fully achieved or may not be achieved within the expected timeframe.

•        Liquidation.    The risks and costs to Nubia if the business combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Nubia being unable to effect a business combination within the completion window and force Nubia to liquidate.

•        Stockholder Vote.    The risk that Nubia’s stockholders may object to and challenge the Transactions and take action that may prevent or delay the consummation of the Transactions, including to vote down the proposals at the special meeting or redeem their shares.

•        Closing Conditions.    The fact that completion of the Transactions is conditioned on the satisfaction of certain closing conditions that are not within Nubia’s control.

•        Nubia Public Stockholders Holding a Minority Position in the Post-Combination Company.    The risk that Nubia public stockholders will hold a minority position in the post-combination company (approximately 14.4%, assuming that no shares of Nubia’s Class A common stock are elected to be redeemed by Nubia stockholders and excluding the impact of the shares of Nubia’s Class A common stock underlying the warrants), which may reduce the influence that Nubia’s current stockholders have on the management of Nubia.

•        Litigation.    The possibility of litigation challenging the Transactions or that an adverse judgment granting injunctive relief could enjoin or otherwise interfere with the consummation of the Transactions.

•        Fees and Expenses.    The fees and expenses associated with completing the Transactions.

•        Other Risks.    Various other risks associated with the business of Honeycomb, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement.

In addition to considering the factors described above, the Nubia Board also considered that:

•        Interests of Certain Persons.    Some officers and directors of Nubia have interests in the Transactions as individuals that are in addition to, and that may be different from, the interests of Nubia’s stockholders (see section entitled “The Business Combination Proposal — Interests of Certain Persons in the Business Combination”). Nubia’s independent directors reviewed and considered these interests during the negotiation of the Transactions and in evaluating and unanimously approving the Merger Agreement and the transactions contemplated therein, including the Transactions.

The Nubia Board concluded that the potential benefits that it expected Nubia and its stockholders to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions. The Nubia Board also noted that Nubia stockholders would have a substantial economic interest in the combined company (depending on the level of Nubia stockholders that seek redemption of their public shares into cash). Accordingly, the Nubia Board unanimously determined that the Merger Agreement and the related agreements and the transactions contemplated thereby, were advisable, fair to, and in the best interests of Nubia and its stockholders.

Opinion of Nubia’s Financial Advisor

Pursuant to the engagement proposal dated January 9, 2023, EverEdge was engaged by Nubia to act as its financial advisor in connection with the business combination of the Honeycomb Battery Company business unit of G3 and Nubia. As part of this engagement, Nubia requested that EverEdge evaluate the facts of the proposed transaction and provide an opinion as to whether the proposed stock price is fair and reasonable, from a financial point of view to the stockholders of Nubia.

The full text of the EverEdge’s written opinion dated February 2, 2023, attached hereto as Annex E, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion is incorporated by reference in its entirety into this proxy statement. EverEdge’s opinion was addressed to, and provided for the information and benefit of, the Nubia board in connection with their evaluation of the proposed transaction. The opinion does not constitute a recommendation to the Nubia board or to any other persons in respect of the proposed transaction, including as to how any stockholder of Nubia should vote or act in respect of the proposed transaction. EverEdge’s opinion does not address the relative merits of the proposed transaction as compared to other business or financial strategies that might be available to Nubia, nor does it address the underlying business decision of Nubia to engage in the proposed transaction.

In connection with rendering its opinion, EverEdge had, among other things:

•        The financial terms and conditions of the Letter of Intent (the “LOI”) dated December 8, 2022, with Honeycomb Battery Company and G3 (the “Sellers”);

•        Management financial forecasts for a period of 8 years and provided by the management of Honeycomb Battery Company (“Honeycomb Forecasts”);

•        Honeycomb Battery Company draft financial statements for the years ending December 31, 2020, and December 31, 2021, and the quarter ending September 30, 2022;

•        January 2023 Corporate Presentation Decks prepared by the management of Honeycomb Battery Company;

•        Honeycomb Battery Company corporate structure prepared by the management of Honeycomb, dated December 5, 2022;

•        Other available public information (including, but not limited to, various equity analyst reports, annual reports, and public information about comparable companies), information available from the virtual data room and relevant market data from knowledge databases such as FactSet;

•        Confirmation with management on key assumptions around discount rate, industry EV/EBITDA multiples, and working capital and found them to be reasonable based on industry research;

•        Confirmation with management on the location of the facilities to be constructed and associated costs which were found to be in line with similar structures in similar geographies;

•        Management forecasts for battery components and associated costs in use in the EV industry.

For purposes of its analysis and opinion, EverEdge assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by EverEdge, without any independent verification of such information (and assumed no responsibility or liability for any independent verification of such information), and further relied upon the assurances of the management of Honeycomb that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Honeycomb Forecasts, EverEdge assumed with Honeycomb’s consent that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of Honeycomb as to the future financial performance of Honeycomb. EverEdge expressed no view as to the Honeycomb Forecasts or the assumptions on which they were based.

For purposes of its analysis and opinion, EverEdge assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the proposed transaction would be satisfied without waiver or modification thereof. EverEdge further assumed, in all respects material to its analysis, that all governmental, regulatory, or other consents, approvals or releases necessary for the consummation of the proposed transaction would be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the consummation of the proposed transaction or reduce the contemplated benefits to the stockholders of the proposed transaction.

EverEdge did not conduct a physical inspection of the properties or facilities of Honeycomb and was not furnished with any independent valuations or appraisals. EverEdge did not evaluate the solvency or fair value of Honeycomb under any state or federal laws relating to bankruptcy, insolvency, or similar matters. EverEdge’s opinion is necessarily based upon information made available to EverEdge as of January 9, 2023, and financial, economic, market and other conditions as they existed and as could be evaluated as of that date. Subsequent developments may affect EverEdge’s opinion and EverEdge does not have any obligation to update, revise or reaffirm its opinion.

EverEdge was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to the stockholders of Honeycomb, from a financial point of view, of the purchase consideration. EverEdge did not express any view on, and its opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of Honeycomb, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Honeycomb, or any class of such persons, whether relative to the purchase consideration or otherwise. EverEdge was not asked to, nor did it express any view on, and its opinion does not address, any other term or aspect of the Merger Agreement or the proposed transaction, including, without limitation, the structure or form of the proposed transaction, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement.

EverEdge’s opinion does not address the relative merits of the proposed transaction as compared to other business or financial strategies that might be available to Nubia, nor does it address the underlying business decision of Nubia to engage in the proposed transaction. EverEdge has assumed the accuracy and completeness of assessments by Nubia and its advisors with respect to legal, regulatory, accounting and tax matters. The credit, financial and stock markets have been experiencing unusual volatility and EverEdge expressed no opinion or view as to any potential effects of such volatility on the parties or the proposed transaction.

Set forth below is a summary of the material financial analyses reviewed by EverEdge with the Nubia’s board on February 13, 2023, in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by EverEdge. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by EverEdge. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before December 8, 2022, and is not necessarily indicative of current market conditions.

Summary of EverEdge’s Financial Analysis of Honeycomb

Discounted Cash Flow Analysis

EverEdge reviewed and analyzed a discounted cash flow analysis to calculate ranges of implied present values per share of Honeycomb Common Stock, utilizing estimates of the standalone, unlevered, after-tax free cash flows Honeycomb was expected to generate under different cash flow scenarios developed by management over the eight-year period based on the Honeycomb Forecasts.

For purposes of its discounted cash flow analyses, unlevered free cash flow was defined as operating income, less taxes, plus depreciation and amortization expenses, less capital expenditures, less changes in net working capital and plus/(less) other non-cash expenses/(gains).

EverEdge calculated ranges of terminal values for Honeycomb using the exit multiple method for a business in a steady state of stable growth under different cash flow scenarios which EverEdge calculated by applying an exit multiple of 8x to the estimate of terminal year EBITDA reflected in the Honeycomb Forecasts.

EverEdge discounted Honeycomb’s projected, unlevered free cash flows over a projected eight-year period and the ranges of terminal values for Honeycomb it calculated under the method described above to arrive at the present value as at the date of valuation using discount rates ranging from 16.0% to 24.0%, to derive ranges of implied enterprise values for Honeycomb. The discount rates were based on EverEdge’s judgment of the provided estimated range of Honeycomb’s weighted average cost of capital under different scenarios developed by Honeycomb management.

Selected Public Company Trading Analysis

EverEdge reviewed and compared certain financial information of Honeycomb to corresponding financial multiples and ratios for the following selected publicly traded companies in the electric vehicle and energy storage industries (referred to in this section as the “Honeycomb selected companies”):

•        Stem, Inc.

•        Quantumscape Corporation

•        Enovix Corporation

•        Freyr Battery SA

•        SES AI Corporation

•        Amprius Technologies, Inc.

•        Microvast Holdings, Inc.

•        Solid Power, Inc.

•        ESS Tech, Inc.

•        EOS Energy Enterprises

Although none of these companies is directly comparable to Honeycomb, EverEdge selected these companies based on its professional judgment because these are electric vehicle battery and energy storage solution companies with business characteristics that, for purposes of its analysis, EverEdge considered as close proxies for the business characteristics of Honeycomb.

For Honeycomb and each of the Honeycomb selected companies identified above, an enterprise value to EBITDA (EV/EBITDA) multiple was selected as the comparable valuation metric to determine the enterprise value of Honeycomb, as reflected in the most recent public filings made by such Honeycomb selected companies and consensus estimates obtained from publicly available equity research analysts’ projections made available by FactSet as of November 25, 2022. Honeycomb’s implied enterprise value was computed based on the present value of the fiscal year ending December 31, 2028, probability-weighted EBITDA forecasts of Management when Honeycomb has successfully deployed all stated battery production capabilities. Management projects Honeycomb to have an EV/EBITDA ratio of 1.10 for the fiscal year ending December 31, 2028, which is similar to the Honeycomb selected company average of 1.00 for the same projected period.

Miscellaneous

The foregoing summary of certain financial analyses does not purport to be a complete description of the analyses or data presented by EverEdge. In connection with the evaluation of the proposed transaction by the Nubia board, EverEdge performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying EverEdge’s opinion. In arriving at its fairness determination, EverEdge considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, EverEdge made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, EverEdge may have given certain analyses and factors more or less weight than others, and may have deemed certain assumptions more or less probable than others. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of EverEdge with respect to the actual value of shares of Honeycomb common stock. Further, EverEdge’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Nubia or its advisors.

EverEdge prepared these analyses for the purpose of providing an opinion to the Nubia board as to the fairness, from a financial point of view, of the purchase consideration to the holders of Nubia shares. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily be indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, EverEdge’s analyses are inherently subject to substantial uncertainty, and EverEdge assumes no responsibility if future results are materially different from those forecasted in such estimates.

The issuance of EverEdge’s fairness opinion was approved by an opinion committee of EverEdge.

Pursuant to the terms of EverEdge’s engagement letter with Nubia, EverEdge is entitled to receive a fee of approximately US$20,000. Nubia has also agreed to reimburse EverEdge for its reasonable and documented out-of-pocket expenses (including any travel or search costs) and to indemnify EverEdge for certain liabilities arising out of its engagement.

Nubia engaged EverEdge to act as a financial advisor based on EverEdge’s qualifications, experience, and reputation. EverEdge is a global advisory and transaction firm specializing in intangible assets and is regularly engaged in the valuation of businesses.

Recommendation of the Nubia Board

After careful consideration of the matters described above, the Nubia Board determined unanimously that each of the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal, the Nasdaq proposal, and the adjournment proposal, if presented, is fair to and in the best interests of Nubia and its stockholders. The Nubia Board has approved and declared advisable and unanimously recommend that you vote or give instructions to vote “FOR” each of these proposals.

Satisfaction of the 80% Test

It is a requirement under Nubia’s current certificate of incorporation that any business acquired by Nubia have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions at the time of the execution of a definitive agreement for an initial business combination). As of February 16, 2023, the date of the execution of the Merger Agreement, the balance of the funds in the trust account was approximately $128.2 million (excluding up to $4,322,500 of deferred underwriting commissions) and 80% thereof represents approximately $102.6 million. In reaching its conclusion on the 80% asset test, the Nubia Board used as a fair market value the $700 million enterprise value for Honeycomb which was implied based on the terms of the Transactions agreed to by the parties in negotiating the Merger Agreement.

The parties to the Merger Agreement considered factors such as Honeycomb’s historical financial results, the future growth outlook and financial plan, as well as valuations and trading of publicly traded companies in similar and adjacent sectors. The Nubia Board determined that the consideration being paid in the Merger, which amount was negotiated at arm’s-length, was fair to, and in the best interests of, Nubia and its stockholders and appropriately reflected Honeycomb’s value.

The Nubia Board believes that because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of Honeycomb met the 80% requirement. Based on the fact that the $700 million fair market value of Honeycomb as described above is in excess of the threshold of approximately $128.2 million, representing 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions), the Nubia Board determined that the fair market value of Honeycomb was substantially in excess of 80% of the funds in the trust account and that the 80% test was met.

Interests of Certain Persons in the Business Combination

The Sponsor has invested an aggregate of approximately $[_] million, including investments in founder shares, private placement warrants, promissory notes and advances, which it stands to forfeit and lose if Nubia is unable to complete a business combination prior to June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation). Such founder shares, private placement warrants, promissory notes and advances had an aggregate market value of $[_] million, based on the closing price of Nubia’s shares of common stock and warrants on Nasdaq [_], 2023 of $[_] and $[_], respectively. Certain officers and directors of Nubia have pecuniary interests in such investments through their ownership interest in the Sponsor. None of the Sponsor or current officers or directors of Nubia will receive any interest in the Transactions other than the interests they owned prior to the Transactions or as described herein.

Certain of Nubia’s directors and executive officers may be deemed to have interests in the transactions contemplated by the Merger Agreement that are different from, or in addition to, those of Nubia’s stockholders generally. These interests may present these individuals with certain potential conflicts of interest. Our independent directors reviewed and considered these interests during their evaluation and negotiation of the Transactions and in unanimously approving, as members of the Nubia Board, the Merger Agreement and the transactions contemplated therein, including the Transactions (as described in the section entitled “Proposal No. 1 — The Business Combination Proposal — Nubia’s Board of Directors’ Reasons for Approval of the Transactions” beginning on page 93). The Nubia Board concluded that the potential benefits that it expected Nubia and its stockholders to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions. When you consider the recommendation of the Nubia Board in favor of approval of the Merger, you should keep in mind that Nubia’s directors and officers have interests in the Transactions that are different from, or in addition to, your interests as a stockholder, including:

•        If the Transactions or another business combination are not consummated by June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation), Nubia will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and the Nubia Board, dissolving and liquidating. In such event, the 3,087,500 founder shares held by the Sponsor would be worthless because the holders thereof are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $[•] based upon the closing price of $[•] per share on the Nasdaq on [•], 2023, the record date for the special meeting. As a result of the nominal price of $[_] per founder share paid by the Sponsor compared to the recent market price of Nubia’s Class A common stock, the Sponsor and its affiliates are likely to earn a positive rate of return on their investments in the founder shares even if the holders of Nubia’s Class A common stock experience a negative rate of return on their investments in the Class A common stock. Such founder shares are subject to certain time- and performance-based vesting provisions as described under “Proposal No. 1 — The Business Combination Proposal — Parent Support Agreement.”

•        On March 13, 2023, in accordance with the current certificate of incorporation, the Sponsor contributed an aggregate of $1,235,000 (or $0.10 per share for each outstanding public share) (the “Contributed Amount”) to the trust account and extended the time to complete a business combination from March 15, 2023 to June 15, 2023. The Sponsor will be not be able to recoup the Contributed Amount if Nubia does not consummate a business combination by June 15, 2023, or September 15, 2023, as applicable.

•        The Sponsor purchased an aggregate of 5,405,000 private placement warrants from Nubia for an aggregate purchase price of $ 5,405,000 (or $1.00 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of the Nubia IPO. A portion of the proceeds Nubia received from these purchases were placed in the trust account. Such warrants had an aggregate market value of approximately $[•] based upon the closing price of $[•] per warrant on the Nasdaq on [•], 2023, the record date for the special meeting. The private placement warrants will become worthless if Nubia does not consummate a business combination by June 15, 2023 (or September 15, 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $1,235,000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation). Such private placement warrants are subject to certain time- and performance-based vesting provisions as described under “Proposal No. 1 — The Business Combination Proposal — Parent Support Agreement.”

•        The Sponsor may loan to Nubia additional funds for working capital purposes prior to the Closing. As of [_], 2023, there was $[_] outstanding under promissory notes issued to the Sponsor to fund working capital. From time to time, affiliates of the Sponsor advance funds to Nubia or pay expenses on behalf of Nubia for formation and operating costs. As of [_], 2023, the outstanding balance due was $[_]. If the business combination is not consummated and Nubia does not otherwise consummate another business combination prior to June 15, 2023 (or September 15, 2023 if Nubia extends the period of time to consummate a business combination), then there will likely be insufficient funds to repay the advances and pay amounts due under the promissory notes;

•        If Nubia is unable to complete a business combination within the completion window, its executive officers will be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Nubia for services rendered or contracted for or products sold to Nubia. If Nubia consummates a business combination, on the other hand, Nubia will be liable for all such claims.

•        Unless Nubia consummates an initial business combination, Nubia’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account. Nubia’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Nubia’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date of this proxy statement, such reimbursement is estimated to be approximately $[_] in the aggregate. However, if Nubia fails to consummate a business combination within the completion window, they will not have any claim against the trust account for reimbursement. Accordingly, Nubia may not be able to reimburse these expenses if the Transactions or another business combination, are not completed within the completion window.

•        The Nubia amended and restated certificate of incorporation provides that Nubia renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of Nubia management on the one hand, and Nubia, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of Nubia management to any other entity. Nubia is not aware of any such corporate opportunities not being offered to Nubia and does not believe that waiver of the corporate opportunities doctrine has materially affected Nubia’s search for an acquisition target or will materially affect Nubia’s ability to complete an Initial business combination

•        The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

•        The Sponsor and directors and officers of Nubia have agreed not to redeem any shares of Nubia Common Stock they hold in connection with a stockholder vote to approve a proposed initial business combination.

•        The Sponsor and directors and officers of Nubia have agreed not to redeem any shares of Nubia Common Stock they hold in connection with a stockholder vote to approve a proposed initial business combination.

•        Jaymes Winters and Vlad Prantsevich are expected to be appointed as Chief Executive Officer and Chief Financial Officer, respectively, of the Combined Company after the consummation of the Transactions, and each may in the future receive cash compensation, stock options or stock awards that the Combined Company determines to pay to its officers.

These interests may influence Nubia’s directors in making their recommendation that you vote in favor of the approval of the Business Combination. See “Risk Factors — Risks Related to Nubia and the Business Combination — Because Nubia’s Sponsor, officers and directors will lose their entire investment in Nubia if the Business Combination or an alternative business combination is not completed, and because Nubia’s Sponsor, officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if the Business Combination is not completed, a conflict of interest may have arisen in determining whether Honeycomb was appropriate for Nubia’s initial business combination” and “Risk Factors — Risks Related to Nubia and the Business Combination — Some of the Nubia and Honeycomb officers and directors may be argued to have conflicts of interest that may influence them to support or approve the Business Combination without regard to your interests.”

Each member of Nubia management presently has, and any of them in the future may have additional fiduciary or contractual obligations to other entities pursuant to which such member is or will be required to present a business combination opportunity to such entity. Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual(1)	Entity(2)	Entity’s Business	Affiliation
Jaymes Winters	Mach FM Corp.	Telecommunications	CEO

Vlad Prantsevich	Mach FM Corp.	Telecommunications	Executive Vice President
	1964 Ears, LLC	Audio/Electronics	Financial Manager

David Campbell	Aero Design Labs, Inc	Aviation	Chief Operations Officer

Michael Patterson	Blue Cross Blue Shield of Alabama	Health Care	Chief Administrative Officer

Karin-Joyce (KJ) Tjon	N/A	N/A	N/A

Yvonne Brown	N/A	N/A	N/A

Alexander Monje	Benessere Investment Group	Alternative Investments	Partner, Chief Legal Officer

____________

(1)      Each person has a fiduciary duty with respect to the listed entities next to their respective names.

(2)      Each of the entities listed in this table has priority and preference relative to our company with respect to the performance by each individual listed in this table of his obligations and the presentation by each such individual of business opportunities.

Accordingly, if any member of Nubia management becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such other entity. Nubia does not believe, however, that the fiduciary duties or contractual obligations of Nubia management will materially affect Nubia’s ability to complete an initial business combination.

Nubia’s amended and restated certificate of incorporation provide that (i) no individual serving as a member of Nubia management has any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as Nubia; and (ii) Nubia renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of Nubia management on the one hand, and Nubia, on the other hand, or the participation of which would breach any existing legal obligation, under applicable law or otherwise, of a member of Nubia management to any other entity. Nubia does not believe, however, that the fiduciary duties or contractual obligations of Nubia’s officers or directors or waiver of corporate opportunity materially affected Nubia’s search for a business combination. Nubia is not aware of any such corporate opportunity not being offered to Nubia and does not believe that the renouncement of Nubia’s interest in any such corporate opportunities impacted Nubia’s search for an acquisition target.

Board of Directors Following the Business Combination

Upon consummation of the Transactions, the Combined Company’s board of directors will include seven directors, five of whom will be nominated by Honeycomb and two of whom will be nominated by Nubia. At least four of the seven directors are expected to be independent such that a majority of the board of directors is independent. Please see the sections entitled “Proposal No. 5 — The Director Election Proposal” and “Management After the Business Combination” and for additional information.

Redemption Rights

Pursuant to Nubia’s current certificate of incorporation, holders of public shares may seek to redeem their shares for cash, regardless of whether they vote “for” or “against” the business combination proposal. Any stockholder holding public shares as of the record date may demand that Nubia redeem such shares for a full pro rata portion of the trust account (which, for illustrative purposes, was approximately $[•] per share as of [•], 2023, the record date for the special meeting), calculated as of two business days prior to the anticipated consummation of the business combination. If a holder properly seeks redemption as described in this section and the business combination is consummated, Nubia will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the business combination.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the public shares.

Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash.

The Sponsor and the Insiders will not have redemption rights with respect to any shares of common stock owned by them, directly or indirectly in connection with the Transactions.

Holders may demand redemption by delivering their stock, either physically or electronically using Depository Trust Company’s DWAC System, to Nubia’s transfer agent prior to the vote at the special meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder. In the event the proposed business combination is not consummated this may result in an additional cost to stockholders for the return of their shares.

Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the business combination proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the business combination is not approved or completed for any reason, then Nubia’s public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the trust account, as applicable. In such case, Nubia will promptly return any shares delivered by public holders.

The closing price of Nubia’s Class A common stock on [•], 2023, the record date for the special meeting, was $[•] per share. The cash held in the trust account on such date was approximately $[•] (approximately $[•] per public share). Prior to exercising redemption rights, stockholders should verify the market price of Nubia common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price.

Nubia cannot assure its stockholders that they will be able to sell their shares of Nubia common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of public shares exercises its redemption rights, then it will be exchanging its shares of Nubia common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you affirmatively vote “for” or “against” the business combination proposal and properly demand redemption no later than the close of the vote on the business combination proposal by delivering your stock certificate (either physically or electronically) to Nubia’s transfer agent prior to the vote at the special meeting, and the business combination is consummated.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) (i) that elect to have their shares of Nubia’s Class A common stock redeemed for cash if the business combination is consummated, and (ii) that exchange their HBC common stock for shares of Nubia’s Class A common stock pursuant to the Merger, and (iii) following the business combination, of the ownership and disposition of the Combined Company’s Common Stock received in the business combination. This discussion applies only to Nubia’s Class A common stock and HBC common stock that is held as a capital asset within the meaning of Section 1221 of the Code, and does not address all of the U.S. federal income tax consequences that may be relevant to a U.S. Holder or a Non-U.S. Holder in light of their personal circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income or alternative minimum tax consequences, or to such holders of Nubia’s Class A common stock that are subject to special treatment under the Code, such as:

•        financial institutions or financial services entities;

•        brokers or dealers in securities or currencies;

•        taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        real estate investment trusts and regulated investment companies;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own 5% or more of Nubia’s Class A common stock;

•        persons that acquired Nubia’s Class A common stock pursuant to an exercise of employee share options in connection with employee share incentive plans or otherwise as compensation;

•        individual retirement and other deferred accounts;

•        persons subject to the “applicable financial statement” accounting rules under Section 451(b) of the Code;

•        persons that hold Nubia’s Class A common stock as part of a straddle, constructive sale, hedging, conversion or other integrated transaction;

•        U.S. Holders whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax; or

•        passive foreign investment companies; or

•        the Sponsor or its affiliates.

For purposes of this “— Material U.S. Federal Income Tax Consequences,” a “U.S. Holder” is a beneficial owner of Nubia’s Class A common stock who or which is any of the following for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation, including any entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate if its income is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (a) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has in effect a valid election under applicable U.S. Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. Holder” means a beneficial owner of Nubia’s Class A common stock that is neither a U.S. Holder nor a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of Nubia’s Class A common stock. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold Nubia’s Class A common stock through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Nubia’s Class A common stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.

This discussion is based upon the Code, applicable Treasury Regulations thereunder, published rulings and court decisions, all of which as in effect as of the date of this proxy statement and all of which are subject to change, possibly with retroactive effect. We have not sought, and will not seek, a ruling from the IRS or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF NUBIA’S CLASS A COMMON STOCK IN CONNECTION WITH THE BUSINESS COMBINATION, THE EXCHANGE OF HBC COMMON STOCK FOR NUBIA’S CLASS A COMMON STOCK PURSUANT TO THE MERGER, AND FOLLOWING THE BUSINESS COMBINATION, OF THE OWNERSHIP AND DISPOSITION OF THE COMBINED COMPANY’S COMMON STOCK RECEIVED IN THE BUSINESS COMBINATION.

Material U.S. Federal Income Tax Consequences of Exercising Redemption Rights

U.S. Federal Income Tax Consequences to U.S. Holders

In the event that a U.S. Holder elects to redeem its holdings of Nubia’s Class A common stock for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of Nubia’s Class A common stock under Section 302 of the Code or is treated as a corporate distribution under Section 301 of the Code with respect to the U.S. Holder. If the redemption qualifies as a sale or exchange of Nubia’s Class A common stock, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in Nubia’s Class A common stock surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for Nubia’s Class A common stock redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to Nubia’s Class A common stock may suspend the running of the applicable holding period for this purpose. Long term capital gain realized by a non-corporate U.S. Holder is currently taxed at a reduced rate. The deductibility of capital losses is subject to limitations.

Redemption Treated as Sale or Exchange

Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of shares of Nubia’s Class A common stock treated as held by the U.S. Holder (including any of Nubia’s Class A common stock constructively owned by the U.S. Holder as a result of owning Nubia warrants) relative to all of the shares of Nubia’s Class A common stock outstanding both before and after the redemption. The redemption of Nubia’s Class A common stock generally will be treated as a sale or exchange of Nubia’s Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in Nubia or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only Nubia’s Class A common stock actually owned by the U.S. Holder, but also shares of Nubia’s Class A common stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which generally would include Nubia’s Class A common stock which could be acquired pursuant to the exercise of Nubia warrants. In order to meet the substantially disproportionate test, (i) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Nubia’s Class A common stock must be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption, (ii) the U.S. Holder’s percentage ownership (including constructive ownership) of our outstanding stock (both voting and nonvoting) immediately after the redemption must be less than 80% of such percentage ownership (including constructive ownership) immediately before the redemption; and (iii) the U.S. Holder must own (including constructive ownership), immediately after the redemption, less than 50% of the total combined voting power of all classes of our stock entitled to vote. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of Nubia’s Class A common stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of Nubia’s Class A common stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other of Nubia’s Class A common stock. The redemption of Nubia’s Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Nubia. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Nubia will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution. After the application of those rules regarding corporate distributions, any remaining tax basis of the U.S. Holder in the redeemed Nubia’s Class A common stock will be added to the U.S. Holder’s adjusted tax basis in its remaining Nubia’s Class A common stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Nubia warrants or possibly in other of Nubia’s Class A common stock constructively owned by it.

Redemption Treated as Corporate Distribution

If the redemption does not qualify as a sale or exchange of Nubia’s Class A common stock, the U.S. Holder will be treated as receiving a corporate distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from Nubia’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in Nubia’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of Nubia’s Class A common stock. Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with respect to Nubia’s Class A common stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

All U.S. Holders are urged to consult their tax advisors as to the tax consequences to them of a redemption of all or a portion of Nubia’s Class A common stock held by them pursuant to an exercise of redemption rights.

U.S. Federal Income Tax Consequences to Non-U.S. Holders

The characterization for U.S. federal income tax purposes of the redemption of Nubia’s Class A common stock held by a Non-U.S. Holder as a sale or exchange under Section 302 of the Code or as a corporate distribution under Section 301 of the Code generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder of Nubia’s Class A common stock, as described above, and the corresponding consequences will be as described below.

Redemption Treated as Sale or Exchange

Any gain realized by a Non-U.S. Holder on the redemption of Nubia’s Class A common stock that is treated as a sale or exchange under Section 302 of the Code generally will not be subject to U.S. federal income tax unless:

•        the gain is effectively connected with a trade or business of the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base of the Non-U.S. Holder);

•        the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more in the taxable year of the disposition, and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of sale of other disposition or the Non-U.S. Holder’s holding period for such of Nubia’s Class A common stock redeemed, and either (A) shares of Nubia’s Class A common stock are not considered to be regularly traded on an established securities market or (B) such Non-U.S. Holder has owned or is deemed to have owned, at any time during the shorter of the five-year period preceding such disposition and such Non-U.S. Holder’s holding period more than 5% of the outstanding shares of Nubia’s Class A common stock. There can be no assurance that shares of Nubia’s Class A common stock will be treated as regularly traded on an established securities market for this purpose.

A non-corporate Non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual Non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by certain United States source capital losses, even though the individual is not considered a resident of the United States, provided that the individual has timely filed U.S. federal income tax returns with respect to such losses. If a Non-U.S. Holder that is a corporation falls under the first bullet point immediately above, it will be subject to tax on its net gain in the same manner as if it were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% (or such lower rate as may be specified by an applicable income tax treaty) of its effectively connected earnings and profits, subject to adjustments.

If the last bullet point immediately above applies to a Non-U.S. Holder, (i) gain recognized by such Non-U.S. Holder on the redemption of Nubia’s Class A common stock generally will be subject to tax at generally applicable U.S. federal income tax rates, and (ii) in addition, we may be required to withhold U.S. income tax at a rate of 15% of the amount realized upon such redemption. We would generally be classified as a “U.S. real property holding corporation” if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of the fair market value of our worldwide real property interests and our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. However, we believe that we are not and have not been at any time since our formation a U.S. real property holding corporation and we do not expect to be a U.S. real property holding corporation immediately after the Business Combination is completed.

Redemption Treated as Corporate Distribution

With respect to any redemption treated as a corporate distribution under Section 301 of the Code, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, Nubia will be required to withhold U.S. tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Nubia’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of Nubia’s Class A common stock, which will be treated as described above.

This withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Material U.S. Federal Income Tax Consequences of the Merger

Characterization of the Merger

The U.S. federal income tax treatment of the Merger is not certain. For U.S. federal income tax purposes, the Merger might qualify as (a) a tax-deferred reorganization within the meaning of Sections 368(a) of the Code or (b) a tax-deferred contribution described in Section 351(a) of the Code. Alternatively, the Merger might be treated, for U.S. federal income tax purposes, as a taxable exchange by the shareholders of HBC common stock for Nubia’s Class A common stock.

In order for the Merger to qualify as a tax-deferred reorganization under Sections 368(a) of the Code, the following requirements, among other statutory requirements, must be satisfied: (a) the historic shareholders of HBC, must receive enough Class A common stock of Nubia to preserve their interest in HBC and (b) after the Merger, HBC must use a significant portion of its historic business assets in its business.

In order for the Merger to qualify as a tax-deferred contribution under Section 351(a) of the Code, the historic shareholders of HBC must acquire “control” of Nubia as determined under Section 351(a) of the Code and the regulations issued thereunder. For this purpose, “control” has the same definition that is applied in determining “control” for purposes of a tax-deferred reorganization pursuant to Sections 368(a) of the Code.

No ruling from the IRS or legal opinion concerning the U.S. federal income tax consequences of the Merger has been obtained and none will be requested. Thus, there can be no assurance that the IRS will not challenge the qualification of the Merger as a tax-deferred reorganization under Sections 368(a) of the Code or as a tax-deferred contribution under Section 351(a) of the Code, or that, if challenged, a U.S. court would not agree with the IRS.

Tax Consequences of the Merger to U.S. Holders

Tax Consequences to U.S. Holders if the Merger qualifies as either a Tax-Deferred Reorganization under Sections 368(a) of the Code or as a Tax-Deferred Contribution under Section 351(a) of the Code.

If the Merger qualifies either as a tax-deferred reorganization under Sections 368(a) of the Code or as a tax-deferred contribution under Section 351(a) of the Code, then the following U.S. federal income tax consequences will result for U.S. Holders:

(a)     no gain or loss generally will be recognized by U.S. Holders on the exchange of HBC common stock for Nubia’s Class A Common Stock pursuant to the Merger;

(b)    the tax basis of a U.S. Holder in Nubia’s Class A common stock acquired in exchange for HBC common stock pursuant to the Merger generally will be equal to such U.S. Holder’s tax basis in the HBC common stock exchanged;

(c)     the holding period of a U.S. Holder with respect to Nubia’s Class A common stock acquired in exchange for HBC common stock pursuant to the Merger generally will include such U.S. Holder’s holding period for the HBC common stock exchanged; and

(d)    A U.S. Holder who exchanges HBC common stock for Nubia’s Class A common stock pursuant to the Merger generally will be required to report certain information to the IRS on its U.S. federal income tax returns for the tax year in which the Merger occurs, and to retain certain records related to the Merger.

The IRS could challenge a U.S. Holder’s treatment of the Merger as a tax-deferred reorganization under Sections 368(a) of the Code or as a tax-deferred contribution under Section 351(a) of the Code. If this treatment were successfully challenged, then the Merger generally would be treated as a taxable transaction, with the consequences discussed immediately below (including the recognition of any realized gain).

Tax Consequences to U.S. Holders if the Merger fails to qualify as either a Tax-Deferred Reorganization under Sections 368(a) of the Code or as a Tax-Deferred Contribution under Section 351(a) of the Code.

If the Merger fails to qualify either as a tax-deferred reorganization under Sections 368(a) of the Code or as a tax-deferred contribution under Section 351(a) of the Code, then the Merger generally would constitute a taxable disposition of the HBC common stock by a U.S. Holder and generally would result in the following U.S. federal income tax consequences:

(a)     A U.S. Holder of HBC common stock generally would recognize gain or loss equal to the difference between: (i) the fair market value of Nubia’s Class A Common Stock received, determined as of the time of receipt by such U.S. Holder; and (ii) the U.S. Holder’s adjusted tax basis in the HBC common stock;

(b)    the aggregate tax basis of Nubia’s Class A Common Stock received by a U.S. Holder in the Merger generally would be equal to the aggregate fair market value of Nubia’s Class A Common Stock received, determined as of the time of receipt; and

(c)     the holding period of Nubia’s Class A Common Stock received by a U.S. Holder in the Merger generally would begin on the day after receipt.

Any gain or loss recognized under subsection (a) above generally will be capital gain or loss if the HBC common stock were held as capital assets at the time of the Merger and will be long-term capital gain or loss if a U.S. Holder’s holding period for the HBC common stock exceeds one year at the time of the Merger. Long term capital gain realized by a non-corporate shareholder of HBC common stock is currently taxed at a reduced rate. There are currently no preferential tax rates for long-term capital gains for corporate shareholders of HBC common stock. Deductions for capital losses are subject to significant limitations.

Tax Consequences of the Merger to Non-U.S. Holders

Tax Consequences to Non-U.S. Holders if the Merger qualifies as either a Tax-Deferred Reorganization under Sections 368(a) of the Code or as a Tax-Deferred Contribution under Section 351(a) of the Code.

We believe HBC is not nor has ever been a “U.S. real property holding corporation” for U.S. federal income tax purposes. Accordingly, the U.S. tax consequences to Non-U.S. Holders generally will be the same as described above under the section “— U.S. Federal Income Tax Consequences to U.S. Holders — Tax Consequences to U.S. Holders if the Merger qualifies as either a Tax-Deferred Reorganization under Sections 368(a) of the Code or as a Tax-Deferred Contribution under Section 351(a) of the Code.”

Tax Consequences to U.S. Holders if the Merger fails to qualify as either a Tax-Deferred Reorganization under Sections 368(a) of the Code or as a Tax-Deferred Contribution under Section 351(a) of the Code.

We believe HBC is not nor has ever been a “U.S. real property holding corporation” for U.S. federal income tax purposes. Accordingly, the U.S. tax consequences to Non-U.S. Holders generally will be the same as described above under the section “— U.S. Federal Income Tax Consequences to Non-U.S. Holders — Redemption Treated as Sale or Exchange.”

Material U.S. Federal Income Tax Consequences Arising from the Ownership and Disposition of the Combined Company’s Common Stock

U.S. Federal Income Tax Consequences to U.S. Holders

Distributions on the Combined Company’s Common Stock

The U.S. tax consequences to U.S. Holders that receives a distribution, including a constructive distribution, with respect to a share of the Combined Company’s Common Stock generally will be the same as described above under the section “— U.S. Federal Income Tax Consequences to U.S. Holders — Redemption Treated as Corporate Distribution.”

Sale or Other Disposition of the Combined Company’s Common Stock

The U.S. tax consequences to U.S. Holders upon the sale or other taxable disposition of the Combined Company’s Common Stock received in the Merger generally will be the same as described above under the section “— U.S. Federal Income Tax Consequences to U.S. Holders — Redemption Treated as Sale or Exchange.”

Possible Constructive Distributions

The terms of each warrant provide for an adjustment to the number of shares of the Combined Company’s Common Stock for which the warrant may be exercised or to the exercise price of the warrant in certain events, as discussed in the section of this prospectus captioned “Description of Securities — Warrants — Public Shareholders’ Warrants.” An adjustment which has the effect of preventing dilution is generally not a taxable event. Nevertheless, a U.S. Holder of warrants generally will be treated as receiving a constructive distribution from us if, for example, the adjustment increases the holder’s proportionate interest in our assets or earnings and profits (e.g., through an increase in the number of shares of the Combined Company’s Common Stock that would be obtained upon exercise or through a decrease in the exercise price of the warrants) as a result of a distribution of cash or other property, such as other securities, to the holders of shares of the Combined Company’s Common Stock, or as a result of the issuance of a stock dividend to holders of shares of the Combined Company’s Common Stock, in each case which is taxable to such U.S. Holders as described under “— U.S. Federal Income Tax Consequences to U.S. Holders — Redemption Treated as Corporate Distribution” above. Such constructive distribution generally will be subject to tax as described under that section in the same manner as if such U.S. Holder received a cash distribution from us equal to the fair market value of such increased interest without any corresponding receipt of cash. Generally, a U.S. Holder’s adjusted tax basis in its warrant generally will be increased to the extent any such constructive distribution is treated as a dividend.

Exercise, Lapse or Redemption of a Warrant

Except as discussed below with respect to the cashless exercise of a warrant, a U.S. Holder will not recognize gain or loss upon the exercise of a warrant. The U.S. Holder’s tax basis in the share of the Combined Company’s Common Stock received upon exercise of the warrant generally will be an amount equal to the sum of the U.S. Holder’s initial investment in the warrant and the exercise price of such warrant. It is unclear whether a U.S. Holder’s holding period for the Combined Company’s Common Stock received upon exercise of the warrant would commence on the date of exercise of the warrant or the day following the date of exercise of the warrant; however, in either case the holding period will not include the period during which the U.S. Holder held the warrants. If a warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such U.S. Holder’s tax basis in the warrant. The deductibility of capital losses is subject to certain limitations.

The tax consequences of a cashless exercise of a warrant are not clear under current tax law. A cashless exercise may be tax-free, either because the exercise is not a realization event or because the exercise is treated as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Although we expect a U.S. Holder’s cashless exercise of our warrants (including after we provide notice of our intent to redeem warrants for cash) to be treated as a recapitalization, a cashless exercise could alternatively be treated as a taxable exchange in which gain or loss would be recognized.

In either tax-free situation, a U.S. Holder’s tax basis in the Combined Company’s Common Stock received generally would equal the U.S. Holder’s tax basis in the warrant exercised. If a cashless exercise is not treated as a realization event, it is unclear whether a U.S. Holder’s holding period for the Combined Company’s Common Stock generally would commence on the date of exercise of the warrant or the following day. If, however, a cashless exercise is treated as a recapitalization, the holding period of the Combined Company’s Common Stock generally would include the holding period of the warrant.

If a cashless exercise is treated as a taxable exchange, a U.S. Holder could be deemed to have surrendered a number of warrants having an aggregate fair market value equal to the exercise price for the total number of warrants to be exercised. The U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the warrants deemed surrendered and the U.S. Holder’s tax basis in such warrants. Such gain or loss would be long-term or short-term depending on the U.S. Holder’s holding period in the warrants deemed surrendered. In this case, a U.S. Holder’s tax basis in the Combined Company’s Common Stock received would equal the sum of the U.S. Holder’s initial investment in the warrants exercised and the exercise price of such warrants. It is unclear whether a U.S. Holder’s holding period for the Combined Company’s Common Stock would commence on the date of exercise of the warrant or the day following the date of exercise of the warrant.

Because of the absence of authority on the U.S. federal income tax treatment of a cashless exercise, including when a U.S. Holder’s holding period would commence with respect to the Combined Company’s Common Stock received, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders are urged to consult their tax advisors regarding the tax consequences of a cashless exercise.

If we redeem warrants for cash pursuant to the redemption provisions described in the section of this prospectus entitled “Description of Securities — Warrants — Public Shareholders’ Warrants” or if we purchase warrants in an open market transaction, such redemption or purchase generally will be the same as described above under the section “— U.S. Federal Income Tax Consequences to U.S. Holders — Redemption Treated as Sale or Exchange.”

U.S. Federal Income Tax Consequences to Non-U.S. Holders

Distributions on the Combined Company’s Common Stock

The U.S. tax consequences to Non-U.S. Holders that receives a distribution, including a constructive distribution, with respect to a share of Nubia’s Class A common stock generally will be the same as described above under the section “— U.S. Federal Income Tax Consequences to Non-U.S. Holders — Redemption Treated as Corporate Distribution.”

Sale or Other Disposition of the Combined Company’s Common Stock

The U.S. tax consequences to Non-U.S. Holders upon the sale or other taxable disposition of the Combined Company’s Common Stock received in the Merger generally will be the same as described above under the section “— U.S. Federal Income Tax Consequences to Non-U.S. Holders — Redemption Treated as Sale or Exchange.”

Possible Constructive Distributions

The terms of each warrant provide for an adjustment to the number of shares of the Combined Company’s Common Stock for which the warrant may be exercised or to the exercise price of the warrant in certain events, as discussed in the section of this prospectus captioned “Description of Securities — Warrants — Public Stockholders’ Warrants.” An adjustment which has the effect of preventing dilution is generally not a taxable event. Nevertheless, a Non-U.S. Holder of warrants generally will be treated as receiving a constructive distribution from us if, for example, the adjustment increases the holder’s proportionate interest in our assets or earnings and profits (for example, through an increase in the number of shares of the Combined Company’s Common Stock that would be obtained upon exercise or through a decrease in the exercise price of the warrants), including as a result of a distribution of cash or other property, such as securities, to the holders of shares of the Combined Company’s Common Stock, or as a result of the issuance of a stock dividend to holders of shares of the Combined Company’s Common Stock, in each case which is taxable to such Non-U.S. Holders as described under “— U.S. Federal Income Tax Consequences to Non-U.S. Holders — Redemption Treated as Corporate Distribution” above.

A Non-U.S. Holder generally will be subject to U.S. federal income tax withholding under that section in the same manner as if such Non-U.S. Holder received a cash distribution from us equal to the fair market value of such increased interest without any corresponding receipt of cash.

Exercise, Lapse or Redemption of a Warrant

The characterization for U.S. federal income tax purposes of the exercise, lapse or redemption of a Non-U.S. Holder’s warrant generally will correspond to the characterization described under “— U.S. Federal Income Tax Consequences to Non-U.S. Holders — Exercise, Lapse or Redemption of a Warrant” above, although to the extent a cashless exercise or redemption results in a taxable exchange, the tax consequences to the Non-U.S. Holder would be similar to those described above in “— U.S. Federal Income Tax Consequences to Non-U.S. Holders — Sale or Other Disposition of Nubia’s Class A Common Stock.”

Information Reporting and Backup Withholding

The Combined Company must report annually to the IRS and to each holder the amount of cash dividends (including constructive dividends) paid to, and the tax withheld with respect to, each holder. These reporting requirements apply regardless of whether withholding was reduced or eliminated by an applicable tax treaty. In the case of a Non-U.S. Holder, copies of this information also may be made available under the provisions of a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Holder resides or is established.

U.S. backup withholding tax (currently, at a rate of 24%) is imposed on certain payments to U.S. Holders that fail to furnish the information required under the U.S. information reporting rules. Dividends paid to a Non-U.S. Holder generally will be exempt from backup withholding if the Non-U.S. Holder provides a properly executed IRS Form W-8BEN or W-8BEN-E, or otherwise establishes an exemption.

Under U.S. Treasury regulations, the payment of proceeds from the disposition of the Combined Company’s securities effected at a U.S. office of a broker generally will be subject to information reporting and backup withholding, unless the beneficial owner, under penalties of perjury, certifies, among other things, its status as a Non-U.S. Holder or otherwise establishes an exemption. The payment of proceeds from the disposition of our securities by a Non-U.S. Holder effected at a non-U.S. office of a broker generally will not be subject to backup withholding and information reporting, except in the case of proceeds from a disposition of our securities by a Non-U.S. Holder effected at a non-U.S. office of a broker that is:

•        a U.S. person;

•        a “controlled foreign corporation” for U.S. federal income tax purposes;

•        a foreign person 50% or more of whose gross income from certain periods is effectively connected with a U.S. trade or business; or

•        a foreign partnership if at any time during its tax year (a) one or more of its partners are U.S. persons who, in the aggregate, hold more than 50% of the income or capital interests of the partnership, or (b) the foreign partnership is engaged in a U.S. trade or business.

Information reporting will apply unless the broker has documentary evidence in its files that the owner is a Non-U.S. Holder and certain other conditions are satisfied, or the beneficial owner otherwise establishes an exemption (and the broker has no knowledge or reason to know to the contrary). Backup withholding will apply if the sale is subject to information reporting and the broker has actual knowledge that the owner is a U.S. person.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a Non-U.S. Holder generally can be refunded or credited against a U.S. Holder’s or a Non-U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS in a timely manner. Holders should consult their tax advisors regarding the application of the of backup withholding and the availability of and procedures for obtaining an exemption from backup withholding in their particular circumstances.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends (including constructive dividends) in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends (including constructive dividends) in respect of our securities held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions generally will be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Prospective investors should consult their tax advisors regarding the possible implications of FATCA on their investment in our securities.

Expected Accounting Treatment of the Transactions

We expect the Transactions to be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Nubia is expected to be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of the Combined Company will represent a continuation of the financial statements of Honeycomb with the Transactions treated as the equivalent of HBC issuing shares for the net assets of Nubia, accompanied by a recapitalization. The net assets of Nubia will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Transactions will be those of HBC and for operations after the Transactions, future reports will be those of the Combined Company.

HBC is expected to be the accounting acquirer based on evaluation of the following facts and circumstances under both the no and maximum redemption scenarios:

•        HBC shareholders will have a relative majority of the voting power of the Combined Company;

•        The board of directors of the Combined Company will have seven members, and HBC shareholders will have the ability to nominate five of the members of the board of directors;

•        Honeycomb’s senior management will hold senior management roles of the Combined Company and be involved in the day-to-day operations; and

•        The Combined Company will assume the Honeycomb name.

Regulatory Matters

On [_], 2023, Nubia and Honeycomb filed the required forms under the HSR Act with the Antitrust Division and the FTC and requested early termination. The waiting period expired at 11:59 pm Eastern Time on [_], 2023.

At any time before or after consummation of the Transactions, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Transactions. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There is no assurance that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Transactions on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Neither Nubia nor Honeycomb is aware of any material regulatory approvals or actions that are required for completion of the Transactions other than the expiration or early termination of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Vote Required

The approval of the business combination proposal will require the affirmative vote of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting and broker-non votes with regard to the business combination proposal will have no effect on such proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the business combination proposal.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the director election proposal and the Nasdaq proposal. It is important for you to note that in the event that the business combination proposal, the charter proposal, the incentive plan proposal and the Nasdaq proposal do not receive the requisite vote for approval, we will not consummate the Transactions.

Recommendation of the Nubia Board

THE NUBIA BOARD UNANIMOUSLY RECOMMENDS THAT THE NUBIA
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — THE CHARTER PROPOSAL

Overview

Assuming the Business Combination Proposal and the Nasdaq Proposal are approved, our stockholders are also being asked to approve and adopt, Nubia stockholders are also being asked to adopt the second amended and restated certificate of incorporation in the form attached hereto as Annex B, which, in the judgment of the Nubia Board, is necessary to adequately address the needs of Nubia following the consummation of the Transactions.

The following is a summary of the key changes effected by the second amended and restated certificate of incorporation (the “Proposed Second A&R Charter”), but this summary is qualified in its entirety by reference to the full text of the second amended and restated certificate of incorporation, a copy of which is included as Annex B:

•        Increase the number of authorized shares of Nubia’s capital stock, par value $0.0001 per share, from 111,000,000 shares to [•] shares, which would consist of (A) establishing [•],000,000 shares designated as common stock, par value $0.0001 per share, (B) increasing the preferred stock from 1,000,000 shares to [•] shares, and (C) eliminating Nubia’s Class A common stock and Class B common stock.

•        Eliminate certain provisions relating to an initial business combination that will no longer be applicable to Nubia following the closing of the Transactions.

•        Change the post-combination company’s name to “Honeycomb Battery Company.”

•        Change the minimum stockholder vote required to amend, repeal or modify certain specified provisions of the Proposed Second A&R Charter or any provision inconsistent with any provision of the Amended and Restated Bylaws, and opt out of certain class voting provisions of the DGCL.

The full text of the Proposed Second A&R Charter reflecting the proposed amendments pursuant to the Additional Charter Proposal is attached to this proxy statement as Annex B.

Reasons for the Amendments

Each of the amendments was negotiated as part of the Transactions. The Nubia Board’s reasons for proposing each of these amendments to the certificate of incorporation are set forth below.

A single class of common stock provides a cleaner capital structure and suits the Combined Company’s requirements following the consummation of the Transactions. In addition, the additional shares of preferred stock provide flexibility for future issuances of preferred stock if determined by the Nubia Board to be in the best interests of Nubia without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. In addition, the increased authorized Common Stock provides adequate authorized share capital to (a) accommodate the issuance of shares of Common Stock as part of the exchange for outstanding securities of HBC at Closing of the Transactions pursuant to the Merger Agreement, and (b) accommodate the future issuance of shares of Common Stock pursuant to future grants and awards under the Incentive Plan. Furthermore, Nubia’s current organizational documents contemplate that Nubia’s common stock is subdivided into two series: Class A common stock and Class B common stock. All outstanding shares of the Class B common stock will convert into shares of Class A common stock automatically on the closing of the Transactions. As such, the Proposed Second A&R Charter contemplates that, upon the effectiveness of the Proposed Second A&R Charter, each share of Nubia’s Class A common stock and Class B common stock issued and outstanding or held as treasury stock immediately prior thereto shall, automatically and without further action by any stockholder, be reclassified as, and shall become, one share of “common stock” of the Combined Company.

Currently, Nubia’s current organizational documents contain provisions related to Nubia’s status as a blank check company. The Nubia Board believes that making corporate existence perpetual is desirable to reflect the Transactions. The elimination of certain provisions related to Nubia’s status as a blank check company is desirable because these provisions will serve no purpose following the Transactions. For example, the Proposed Second A&R Charter does not include the requirement to dissolve the post-combination company and instead allow the post-combination company to continue as a corporate entity with perpetual existence following consummation of the business combination. Perpetual existence is the usual period of existence for public corporations, and Nubia believes it is the most appropriate period for the post-combination company following the business combination. In addition, certain other provisions in the Nubia’s current organizational documents require that proceeds from the Initial Public Offering be held in the Trust Account until a business combination or liquidation of the Company has occurred. These provisions cease to apply once the business combination is consummated and are therefore not included in the Proposed Second A&R Charter of the Combined Company.

Currently the Nubia’s name is “Nubia Brand International Corp.” The Board believes the name of the post-combination company should more closely align with the name of the post-combination business and therefore has proposed the name change.

Nubia’s current organizational documents generally may not be amended without an affirmative vote of a majority of all the then-outstanding shares of capital stock, voting as a single class, subject to certain heightened voting standards with respect to amendments to certain initial business combination provisions and increases to authorized capital. The Proposed Second A&R Charter would require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock, voting as a single class, for the amendment, repeal or modification of (i) certain specified provisions of the Proposed Second A&R Charter, or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the Combined Company. The amendments are intended to protect the Amended and Restated Bylaws and certain key provisions of the Proposed Second A&R Charter of the Combined Company from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.

Vote Required

If the Business Combination Proposal is not approved, the Charter Proposal will not be presented at the special meeting. The approval of the Charter Proposal will require the affirmative vote of holders of at least sixty-five percent (65%) of all of Nubia’s outstanding shares of Class A common stock and Class B common stock on the record date, voting together as a single class, and (ii) holders of a majority of all of Nubia’s outstanding shares of Class A Common stock on the record date, voting as a separate class. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the Charter Proposal will have the same effect as a vote “against” such proposal. Abstentions and broker-non-votes will count as a vote “against” the Charter Proposal.

Consummation of the Transactions is conditioned on the approval of each of the Business Combination Proposal, the Charter Proposal, the Director Election Proposal and the Nasdaq Proposal. It is important for you to note that in the event that the Business Combination Proposal, the Charter Proposal, the Director Election Proposal and the Nasdaq Proposal do not receive the requisite vote for approval, we will not consummate the Transactions.

Recommendation of the Nubia Board

THE NUBIA BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE CHARTER PROPOSAL.

PROPOSAL NO. 3 — THE NTA AMENDMENT PROPOSAL

Overview

Nubia stockholders are being asked to approve the NTA Amendment Proposal. The NTA Amendment Proposal is not conditioned on any other proposal, though the NTA Amendment Proposal will be adopted only if the Business Combination Proposal is approved.

The proposed amendments to the Nubia’s current organizational documents, in the judgment of the board of directors, are necessary to facilitate the business combination. The existing organizational documents limit Nubia’s ability to consummate a business combination, or to redeem Class A Common in connection with a business combination, if it would cause Nubia to have less than $5,000,001 in net tangible assets. The purpose of such limitation is to ensure that the Nubia Common Stock is not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Nubia Common Stock would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, Nubia is presenting the NTA Amendment Proposal to facilitate the consummation of the business combination. If the NTA Amendment Proposal is not approved and there are significant requests for redemption such that Combined Companies’ net tangible assets would be less than $5,000,001 upon the consummation of the business combination, we may be unable to consummate the business combination even if all other conditions to closing are met.

Vote Required for Approval

The NTA Amendment Proposal is conditioned on the approval of the Business Combination Proposal and the Nasdaq Proposal at the special meeting. If the Business Combination Proposal or the Nasdaq Proposal are not approved, this Proposal No. 3 will have no effect, even if approved by our stockholders.

The approval of the NTA Amendment Proposal requires the affirmative vote (online or by proxy) of the holders of at least 65% of the outstanding shares of all of Nubia’s outstanding shares of Class A common stock and Class B common stock on the record date, voting as a single class. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the NTA Amendment Proposal will have the same effect as a vote “against” such proposal. Abstentions and broker-non-votes will count as a vote “against” the NTA Amendment Proposal.

Recommendation of the Nubia Board

THE NUBIA BOARD RECOMMENDS THAT NUBIA STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADDITIONAL CHARTER PROPOSAL.

PROPOSAL NO. 4 — THE INCENTIVE PLAN PROPOSAL

Overview

Prior to consummation of the business combination, the Nubia Board is expected to approve and adopt, subject to the approval of our shareholders, the Honeycomb        2023 Long-Term Incentive Plan (the “incentive plan”), effective as of and contingent on the closing. If the incentive plan is approved by our shareholders, the Combined Company will be authorized to grant equity and cash incentive awards to eligible service providers. A copy of the incentive plan is attached to this proxy statement as Annex D.

Purpose of the Incentive Plan

The purpose of the incentive plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for our success and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the common stock through the granting of awards thereunder. We believe that the equity-based awards to be issued under the incentive plan will motivate award recipients to offer their maximum effort to the Combined Company and help focus them on the creation of long-term value consistent with the interests of our shareholders. Nubia believes that grants of incentive awards are necessary to enable the Combined Company to attract and retain top talent.

Summary of the Incentive Plan

This section summarizes certain principal features of the incentive plan. The summary is qualified in its entirety by reference to the complete text of the incentive plan.

Eligibility.    The Combined Company’s employees, consultants and directors, and employees and consultants of its affiliates, may be eligible to receive awards under the incentive plan. Following the closing, the Combined Company is expected to have approximately [    ] employees, [    ] non-employee directors and [    ] consultants who may be eligible to receive awards under the incentive plan.

Award Types.    The incentive plan provides for the grant of incentive stock options (“ISOs”) to employees and for the grant of non-statutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors and consultants.

Share Reserve.    The number of shares of common stock initially reserved for issuance under the incentive plan is the amount of shares of common stock equal to 5% of the sum of the number of shares of our common stock outstanding as of the consummation of the business combination. Shares subject to stock awards granted under the incentive plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under the incentive plan. The incentive plan also includes an evergreen provision that provides for an automatic annual increase to the number of shares of common stock available for issuance under the incentive plan on the first day of each fiscal year beginning with the 2024 fiscal year, equal to the least of (i) [*] shares of common stock, (ii) 5% of the total number of shares of common stock outstanding as of the last day of our immediately preceding fiscal year, or (iii) such lesser amount determined by the plan administrator.

Plan Administration.    The board of directors of the Combined Company, or a duly authorized committee thereof, will have the authority to administer the incentive plan. The board of directors of the Combined Company may also delegate to one or more officers the authority to (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares to be subject to such stock awards. Subject to the terms of the incentive plan, the plan administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the incentive plan. The plan administrator has the power to modify outstanding awards under the incentive plan. Subject to the terms of the incentive plan, the plan administrator also has the authority to reprice any outstanding option or stock award, cancel and re-grant any outstanding option or stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.

Stock Options.    ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the incentive plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of common stock on the date of grant (however, a stock option may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the incentive plan, and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code). Options granted under the incentive plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the incentive plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship ceases for any reason other than cause, the optionholder may generally exercise any vested options for a period of three (3) months following the cessation of service, bur only within three (3) months following such termination, unless another period of time is provided in the applicable award agreement or other agreement, subject to the limitations in the incentive plan. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or the Combined Company’s insider trading policy. Options generally terminate immediately upon the termination of an optionholder’s service for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft, or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of common stock previously owned by the optionholder, (iv) a net exercise of the option if it is an NSO and (v) other legal consideration approved by the plan administrator.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all stock plans maintained by the Combined Company may not exceed $100,000. Options or portions thereof that exceed such limit generally will be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Combined Company’s total combined voting power or that of any of the Combined Company’s affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Awards.    Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Except as provided otherwise in the applicable award agreement, if a participant’s service relationship ends for any reason, the Combined Company may receive through a forfeiture condition or a repurchase right any or all of the shares held by the participant under his or her restricted stock award that have not vested as of the date the participant terminates service.

Restricted Stock Unit Awards.    Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Stock Appreciation Rights.    Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date of grant (however, a stock appreciation right may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the incentive plan, and in a manner consistent with the provisions of Sections 409A). A stock appreciation right granted under the incentive plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards.    The incentive plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of common stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Combined Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Combined Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the plan administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the performance goals. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable award agreement or the written terms of a performance cash award. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit.    The aggregate value of all compensation granted or paid by the Combined Company to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including stock awards and cash fees paid by the Combined Company to such non-employee director, will not exceed (i) $[*] in total value or (ii) in the event such non-employee director is first appointed or elected to the board of directors of the Combined Company during such annual period, $[*] in total value. For purposes of these limitations, the value of any such stock awards is calculated based on the grant date fair value of such stock awards for financial reporting purposes.

Changes to Capital Structure.    In the event there is a specified type of change in the Combined Company’s capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate adjustments will be made to (i) the class(es) and maximum number of shares of common stock subject to the incentive plan and the maximum number of shares by which the share reserve may annually increase; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of common stock subject to outstanding awards.

Corporate Transactions.    The following applies to stock awards under the incentive plan in the event of a corporate transaction, as defined in the incentive plan, unless otherwise provided in a participant’s stock award agreement or other written agreement with the Combined Company or unless otherwise expressly provided by the plan administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the incentive plan may be assumed, continued or substituted by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Combined Company with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation

(or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate for no consideration if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by the Combined Company with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the plan administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate for no consideration if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by the Combined Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants. In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value, at the effective time, to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

Change in Control.    In the event of a change in control, as defined under the incentive plan, awards granted under the incentive plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Plan Amendment or Termination.    The board of directors of the Combined Company will have the authority to amend, suspend, or terminate the incentive plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date the Nubia Board adopts the incentive plan.

Certain U.S. Federal Income Tax Aspects of Awards Under the Incentive Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the incentive plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. Except as otherwise specifically set forth below, it does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the incentive plan depend upon the type of award.

Incentive Stock Options.    The recipient of an ISO generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of the Combined Company’s Common Stock from exercised ISOs are disposed of, by sale or otherwise (although the excess of the fair market value of the common stock on the date of exercise over the exercise price is a tax preference for alternative minimum tax purposes, which could result in an alternative minimum tax liability). If the ISO recipient does not sell or dispose of the shares of the Combined Company’s Common Stock until more than one year after the receipt of the shares (i.e., exercise of the ISO) and two years after the option was granted (i.e., the minimum required time), then, upon sale or disposition of the shares, the difference between the exercise price and the fair market value of the shares of the Combined Company’s Common Stock as of the date of exercise will be treated as a long-term capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the fair market value of the common stock purchased on the date of exercise (or, if less, the amount realized on disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. The Combined Company, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Non-statutory Stock Options.    The recipient of an NSO generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of NSOs when the options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. The Combined Company, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option. Any gain that the recipient realizes when he or she later sells or disposes of the acquired shares will be short-term or long-term capital gain, depending on how long the shares were held.

Restricted Stock Awards.    Recipients who receive awards of restricted shares subject to a vesting requirement (i.e., the restricted shares are nontransferable and is subject to a substantial risk of forfeiture) generally will recognize ordinary income at the time vesting occurs in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares subject to a vesting requirement (i.e., the restricted shares are nontransferable and is subject to a substantial risk of forfeiture) may, within 30 days of the date the shares are granted, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. The Combined Company, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Restricted Stock Unit Awards.    Recipients will not recognize income, and the Company will not be allowed a tax deduction, at the time of a restricted stock unit award is granted. Recipients who receive restricted stock unit awards generally will recognize ordinary income when they receive shares upon settlement of the awards in an amount equal to the fair market value of the shares at that time (less any amount the recipients paid for the stock or property). The Combined Company, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Stock Appreciation Rights.    Recipients who receive stock appreciation rights generally will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. The Combined Company, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Deductions.    Section 162(m) of the Code may limit the Combined Company’s ability to take a tax deduction with respect to awards made to recipients that are covered employees to the extent that the compensation to such recipient for a taxable year exceeds $1,000,000.

Section 409A of the Code.    The incentive plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Code. If an award is subject to Section 409A of the Code, and if the requirements of Section 409A of the Code are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties.

Tax Withholding.    The Company Group has the right to deduct or withhold, or require a participant to remit to the Company Group, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the incentive plan.

Incentive Plan Benefits

Grants of awards under the incentive plan are subject to the discretion of the plan administrator. Therefore, it is not possible to determine the future benefits that will be received by participants under the incentive plan.

Interests of Nubia’s Directors and Officers in the Incentive Plan Proposal

When you consider the recommendation of the Nubia Board in favor of approval of the incentive plan, you should keep in mind that certain of Nubia’s directors and officers may have interests in the incentive plan that are different from, or in addition to, your interests as a shareholder or warrantholder, including, among other things, the existence of financial and personal interests. See the section entitled “Relationships and Related Person Transactions” for a further discussion.

Vote Required for Approval

The Incentive Plan Proposal must be approved by the affirmative vote (in person, virtually, or by proxy) of a majority of the shareholders who attend and vote at the special meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Incentive Plan Proposal. Failure to vote by proxy or to vote in person or virtually at the general meeting will have no effect on the outcome of the vote on the Incentive Plan Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 5 — THE DIRECTOR ELECTION PROPOSAL

Overview

Assuming the business combination proposal, the Nasdaq proposal, the incentive plan proposal and the charter proposal are approved at the special meeting, we are requesting that stockholders approve and adopt a proposal to elect seven (7) directors to the Nubia Board, effective immediately upon the Closing of the business combination, with each director having a term ending on the date of the next annual stockholder meeting, or, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

We are proposing Dr. Bor Jang, [_], [_], [_], [_], [_] and [_] to serve as directors.

For more information on the experience of Dr. Jang, [_], [_], [_], [_], [_] and [_], please see the section entitled “Management After the Business Combination.”

Vote Required

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the seven nominees who receive the most affirmative votes will be elected. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event that any nominee is unable to serve.

Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting and broker non-votes with regard to the director election proposal will have no effect on such proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the director election proposal.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the incentive plan proposal, the director election proposal and the Nasdaq proposal. It is important for you to note that in the event that the business combination proposal, the charter proposal, the incentive plan proposal or the Nasdaq proposal do not receive the requisite vote for approval, we will not consummate the business combination.

Recommendation of the Nubia Board

THE NUBIA BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF
EACH OF THE SEVEN DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 6 — THE NASDAQ PROPOSAL

Overview

Assuming the business combination proposal is approved, the Merger Consideration to be paid to HBC’s shareholders in connection with the Merger, will consist of approximately [_] shares of Nubia’s Class A common stock, pursuant to the terms of the Merger Agreement.

For further information, please see the full text of the Merger Agreement, which is attached as Annex A hereto. The discussion herein is qualified in its entirety by reference to such documents.

Why Nubia Needs Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(a) and (b) in connection with the issuance of shares of Nubia’s Class A common stock described above. Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company where, due to the present or potential issuance of common stock, other than common stock issued in a public offering (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the registrant. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.

Pursuant to the Merger Agreement, based on Nubia’s current capitalization, we anticipate that we will issue to HBC’s stockholders as Merger Consideration [_] shares of Nubia’s Class A common stock. Because the number of shares of common stock we anticipate issuing as Merger Consideration (1) will constitute more than 20% of our outstanding common stock and more than 20% of outstanding voting power prior to such issuance and (2) will result in a change of control of Nubia, we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(a) and (b).

Effect of Proposal on Current Stockholders

If the Nasdaq Proposal is adopted, Nubia would issue shares representing more than 20% of the outstanding shares of our common stock in connection with the Transactions. The issuance of such shares would result in significant dilution to Nubia’s stockholders and would afford such stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of Nubia. If the Nasdaq Proposal is adopted, it is anticipated that, immediately after consummation of the Transactions, Nubia’s stockholders, including the initial stockholders, will own [            ]% of the issued Combined Company’s Common Stock on a fully diluted basis, and HBC’s stockholders will own [            ]% of the issued Combined Company’s Common Stock on a fully diluted basis. These relative percentages assume that (i) none of Nubia’s existing public stockholders exercise their redemption rights as discussed herein and (ii) no Combined Company Warrants are exercised. These percentages also do not take into account any equity awards that may be issued under the Incentive Plan following the Transactions.

If the Nasdaq Proposal is not approved and we consummate the Transactions on its current terms, the Combined Company would be in violation of Nasdaq Listing Rule 5635(a) and (b), which could result in the delisting of Nubia securities from the Nasdaq Global Market. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity with respect to our securities;

•        a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage for the post-transaction company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

It is a condition to the obligations of Nubia and HBC to close the Transactions that our common stock remain listed on the Nasdaq Global Market. As a result, if the Nasdaq Proposal is not adopted, the Transactions may not be completed.

Vote Required

The approval of the Nasdaq proposal will require the affirmative vote of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting. Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting and broker non-votes with regard to the Nasdaq proposal will have no effect on such proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is outstanding, but will have no effect on the outcome of the Nasdaq proposal.

Consummation of the Transactions is conditioned on the approval of each of the business combination proposal, the charter proposal, the incentive plan proposal, the director election proposal and the Nasdaq proposal. It is important for you to note that in the event that the business combination proposal, the charter proposal, the incentive plan proposal, the director election proposal or the Nasdaq proposal do not receive the requisite vote for approval, we will not consummate the business combination.

Recommendation of the Nubia Board

THE NUBIA BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE
“FOR” THE NASDAQ PROPOSAL.

PROPOSAL NO. 7 — THE ADJOURNMENT PROPOSAL

The adjournment proposal allows the Nubia Board to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal, the charter proposal, the NTA amendment proposal, the incentive plan proposal, the director election proposal or the Nasdaq proposal.

In no event will Nubia solicit proxies to adjourn the special meeting or consummate the business combination beyond the date by which it may properly do so under its amended and restated certificate of incorporation and Delaware law. The purpose of the adjournment proposal is to provide more time for the Sponsor, Nubia and/or their respective affiliates to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on such proposal and to meet the requirements that are necessary to consummate the business combination. In addition, Nubia’s bylaws permit the chair of the special meeting to adjourn the special meeting, whether or not there is a quorum, to a later date, time, and place. Notice of such adjournment need not be given if the date, time, and place (or means of remote communication, if any) of the adjourned meeting are announced at the special meeting. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

In addition to an adjournment of the special meeting upon approval of an adjournment proposal, the Nubia Board is empowered under Delaware law to postpone the meeting at any time prior to the special meeting being called to order. In such event, Nubia will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an adjournment proposal is presented at the special meeting and is not approved by the stockholders, the Nubia Board may not be able to adjourn the special meeting to a later date. In such event, the business combination would not be completed.

Vote Required

The approval of the adjournment proposal will require the affirmative vote of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting. Adoption of the adjournment proposal is not conditioned upon the adoption of any of the other proposals. The adjournment proposal is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). Accordingly, if a valid quorum is established, a Nubia stockholder’s failure to vote by proxy or to vote at the special meeting and broker non-votes with regard to the adjournment proposal will have no effect on such proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the adjournment proposal.

Recommendation of the Nubia Board

THE NUBIA BOARD UNANIMOUSLY RECOMMENDS THAT NUBIA STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER INFORMATION RELATED TO NUBIA

Introduction

Nubia was incorporated on June 14, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Prior to executing the Merger Agreement, Nubia’s efforts were limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations.

Initial Public Offering and Simultaneous Private Placement

On March 15, 2022, Nubia consummated its initial public offering of 12,350,000 units, including 1,350,000 units under the underwriters’ over-allotment option, with each unit consisting of one share of Nubia’s Class A common stock and one-half of one warrant, each whole warrant to purchase one share of Nubia’s Class A common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $123,500,000. Simultaneously with the consummation of the initial public offering, Nubia consummated the private placement of 5,405,000 warrants at a price of $1.00 per warrant, generating total proceeds of $5,405,000.

Following the consummation of the Nubia IPO and the concurrent private placement, $125,970,000 was deposited into a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except as described in the prospectus for Nubia’s initial public offering, these proceeds will not be released until the earlier of the completion of an initial business combination and Nubia’s redemption of 100% of the outstanding public shares upon its failure to consummate a business combination within the completion window.

On March 13, 2023, in accordance with the current certificate of incorporation, Nubia contributed an aggregate of $1,235,000 (or $0.10 per share for each outstanding public share) to the trust account and extended the time to complete a business combination from March 15, 2023 to June 15, 2023. As of [•], 2023, the record date for the special meeting, there was approximately $[•] held in the trust account.

Fair Market Value of Target Business

The target business or businesses that Nubia acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for its initial business combination, although Nubia may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance. The Nubia Board determined that this test was met in connection with the proposed business combination with Honeycomb as described in the section titled “Proposal No. 1 — The Business Combination Proposal.”

Stockholder Approval of Business Combination

Under Nubia’s current certificate of incorporation, in connection with any proposed business combination, Nubia must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to redeem their public shares for cash, regardless of whether they vote for or against the proposed business combination, subject to the limitations described in the prospectus for Nubia’s initial public offering. Accordingly, in connection with the business combination, the Nubia public stockholders may seek to redeem their public shares for cash in accordance with the procedures set forth in this proxy statement.

Voting Restrictions in Connection with Stockholder Meeting

In connection with any vote for a proposed business combination, including the vote with respect to the business combination proposal, the Sponsor and the Insiders have agreed to vote the founder shares as well as any shares of common stock acquired in the market in favor of such proposed business combination.

Additionally, at any time at or prior to our initial business combination, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, executive officers, advisors or their affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the business combination proposal and the other proposals or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act.

The purpose of any such transactions could be to (i) increase the likelihood of obtaining stockholder approval of the Transactions, (ii) reduce the number of public warrants outstanding and/or increase the likelihood of approval on any matters submitted to the public warrant holders for approval in connection with the Transactions, or (iii) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of the Transactions, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of an initial business combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Our Sponsor, officers, directors and/or their affiliates anticipate that they may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated transactions by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of tender offer or proxy materials in connection with the Transactions. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private transaction, they would identify and contact only potential selling or redeeming stockholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against the business combination, whether or not such stockholder has already submitted a proxy with respect to the business combination but only if such shares have not already been voted at the general meeting related to the business combination. Our Sponsor, executive officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant, and will be restricted from purchasing shares if such purchases do not comply with Regulation M under the Exchange Act and the other federal securities laws.

Our Sponsor, officers, directors and/or their affiliates will be restricted from making purchases of shares if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. We expect any such purchases would be reported by such person pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. Additionally, in the event our Sponsor, directors, executive officers, advisors or their affiliates were to purchase shares or warrants from public stockholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

•        our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our sponsor, directors, executive officers, advisors or any of their affiliates may purchase shares or warrants from public stockholders outside the redemption process, along with the purpose of such purchases;

•        if our Sponsor, directors, executive officers, advisors or any of their affiliates were to purchase shares or warrants from public stockholders, they would do so at a price no higher than the price offered through our redemption process;

•        our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our Sponsor, directors, executive officers, advisors or any of their affiliates would not be voted in favor of approving the business combination transaction;

•        our Sponsor, directors, executive officers, advisors or any of their affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•        we would disclose in a Current Report on Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:

•        the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, executive officers, advisors or any of their affiliates, along with the purchase price;

•        the purpose of the purchases by our Sponsor, directors, executive officers, advisors or any of their affiliates;

•        the impact, if any, of the purchases by our Sponsor, directors, executive officers, advisors or any of their affiliates on the likelihood that the business combination transaction will be approved;

•        the identities of our security holders who sold to our Sponsor, directors, executive officers, advisors or any of their affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, executive officers, advisors or any of their affiliates; and

•        the number of our securities for which we have received redemption requests pursuant to our redemption offer.

Please see “Risk Factors — Activities taken by existing Nubia stockholders to increase the likelihood of approval of the business combination proposal and the other proposals described in this proxy statement could have a depressive effect on Nubia’s stock.”

Liquidation if No Business Combination

Under Nubia’s current certificate of incorporation, if Nubia does not complete a business combination within the completion window, Nubia will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Nubia’s remaining stockholders and the Nubia Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to Nubia’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. At such time, the warrants will expire. Holders of warrants will receive nothing upon a liquidation with respect to such rights and the warrants will be worthless.

The Sponsor and the Insiders have each agreed to waive its rights to participate in any distribution from Nubia’s trust account or other assets with respect to the founder shares. There will be no distribution from the trust account with respect to Nubia’s warrants, which will expire worthless if Nubia is liquidated.

The proceeds deposited in the trust account could, however, become subject to the claims of Nubia’s creditors which would be prior to the claims of the Nubia public stockholders. Although Nubia has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses Nubia has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, and although Nubia will seek such waivers from vendors it engages in the future, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Accordingly, the actual per-share redemption price could be less than approximately $10.00, plus interest, due to claims of creditors. Additionally, if Nubia is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in Nubia’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Nubia’s stockholders. To the extent any bankruptcy claims deplete the trust account, Nubia cannot assure you it will be able to return to the Nubia public stockholders at least approximately $10.00 per share. Nubia’s public stockholders are entitled to receive funds from the trust account only in the event of its failure to complete a business combination within the completion window or if the stockholders properly seek to have Nubia redeem their respective shares for cash upon a business combination which is actually completed by Nubia. In no other circumstances does a stockholder have any right or interest of any kind to or in the trust account.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The portion of Nubia’s trust account distributed to the Nubia public stockholders upon the redemption of 100% of its outstanding public shares in the event Nubia does not complete its initial business combination within the completion window may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, if a business combination does not occur, it is Nubia’s intention to redeem its public shares as soon as reasonably possible following the expiration of the time periods described above and, therefore, Nubia does not intend to comply with the procedures required by Section 280 of the DGCL, which would limit the amount and duration of Nubia’s stockholders’ liability with respect to liquidating distributions as described above. As such, Nubia’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of Nubia’s stockholders may extend well beyond the third anniversary of such date.

Furthermore, if the portion of Nubia’s trust account distributed to the Nubia public stockholders upon the redemption of 100% of its public shares in the event Nubia does not complete its initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six-years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

Because Nubia will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires Nubia to adopt a plan, based on facts known to it at such time that provides for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent 10 years. However, because Nubia is a blank check company, rather than an operating company, and Nubia’s operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Nubia will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Nubia’s executive officers have agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and have agreed not to seek repayment for such expenses.

Facilities

Nubia currently maintains its principal executive offices at 13355 Noel Rd, Suite 1100, Dallas, TX 75240 and maintains other offices as provided to it by its officers. The cost for this space is included in the $10,000 per-month aggregate fee an affiliate of the Sponsor charges Nubia for general and administrative services pursuant to a letter agreement between Nubia and the Sponsor. Nubia believes, based on rents and fees for similar services in the relevant areas, that the fee charged by the Sponsor is at least as favorable as Nubia could have obtained from an unaffiliated person. Nubia considers its current office space, combined with the other office space otherwise available to its executive officers, adequate for its current operations.

Upon consummation of the business combination, the principal executive offices of Nubia will be those of Honeycomb, at which time nothing more will be paid to the Sponsor.

Employees

Nubia has two executive officers. These individuals are not obligated to devote any specific number of hours to Nubia’s matters and intend to devote only as much time as they deem necessary to its affairs. Nubia does not intend to have any full time employees prior to the consummation of a business combination.

Management, Directors and Executive Officers

Nubia’s directors and officers are as follows:

Name	Age	Position
Jaymes Winters	61	Chief Executive Officer and Director
Alexander Monje	33	Chairman of the Board
Vlad Prantsevich	32	Chief Financial Officer and Director
David Campbell	61	Director
Michael Patterson	58	Director
Karin-Joyce (KJ) Tjon	60	Director
Yvonne Brown	63	Director

Below is a summary of the business experience of each our executive officers and directors:

Jaymes Winters is our Chief Executive Officer. With over 15 years’ experience as a Chief Executive Officer in the oil and gas, telecommunications and retail spaces with extensive mergers and acquisitions (“M&A”) experience, Mr. Winters been Chief Executive Officer at Mach FM Corp. since its inception in 2015 and oversaw 600 MHz spectrum acquisition via an auction conducted by the Federal Communications Commission, or FCC. He designed a Simultaneous Multiple Round (SMR) analysis using historical data from previous FCC auctions to predict the total amount bid by other participants within 5%. Prior to that, he was founder and Chief Executive Officer of United Energy Inc., which for seven consecutive years was one of the largest African American owned businesses on the west coast with annual revenues of nearly $100 million and 1,000 employees. Mr. Winters has directed and negotiated four M&A transactions utilizing private equity firms. For over nine years, he was an adjunct professor in the School of Business at Portland State University teaching business strategy, mergers and acquisitions, venture capital and is the author of a college textbook titled “Chronicles of an Urban CEO” (Kendall Hunt Publishing Company, August 2021). Mr. Winters holds a B.S. Business Administration with a minor in Economics from Oregon State University.

Alexander Monje has been the chairman of our board of directors after Nubia’s IPO. Since February 2022, Mr. Monje is the Founder and CEO of Biscayne Ventures Advisors. From 2021 to 2022, Mr. Monje served as Chief Legal Officer of Benessere Investment Group, a consulting and advisory firm with a focus on special purpose acquisition companies. Mr. Monje has spent the last 8 years in law and finance. From 2018 to 2020, Mr. Monje worked as a commercial litigator representing domestic and international investors and entrepreneurs, small to midsize private companies, and public companies in several dispute forums. While in law school, in 2017, Mr. Monje worked in the chambers of Justice R. Fred Lewis at the Florida Supreme Court and, from 2015 to 2017, worked as a law clerk for a law firm focusing on commercial litigation and corporate transactions. From 2014 to 2015, Mr. Monje worked in institutional equity sales at Gabelli & Company. From 2013 to 2014, Mr. Monje worked in investment management at Morgan Stanley. He graduated with Honors from the University of Miami School of Law and earned his B.S. from the University of Miami.

Vlad Prantsevich is our Chief Financial Officer and a member of our board of directors. Mr. Prantsevich joined Mach FM Corp. in 2015 and serves as the Executive Vice President (“EVP”) of Operations. Mr. Prantsevich leads key corporate strategy, finance and operations planning responsibilities, as well as M&A initiatives that include identifying acquisition candidates, financial modeling, transaction structuring, and proprietary valuation models. Additionally, Mr. Prantsevich has more than 6 years of executive management level experience in charge of Corporate Finance at 64 Audio, a global pro audio and consumer electronics brand, where he helped lead the business through a period of rapid growth, implementing key processes, driving software-based improvements of operations, and development of manufacturing and sales channel partners. Mr. Prantsevich holds a B.S. in Business Administration from Portland State University.

David Campbell has been a director since the closing of Nubia’s IPO. Since March 2021, Mr. Campbell has been the Chief Operations Officer for Aero Design Labs, Inc. From January 2018 to March 2021, he was self employed as an aviation consultant. September 2014 to January 2018, he was President and Chief Executive Officer for Horizon Air of the Alaska Air Group (NYSE: “ALK”). He has more than 20 years of experience as an executive in the aviation sector, leading finance, flight operations, maintenance & engineering functions with extensive experience in crisis management, restructuring and turnaround of underperforming operations, billion-dollar budgetary and P&L responsibilities. He has served on boards at American Airlines Federal Credit

Union, North Texas Leaders and Executives Advocating Diversity, Greater Portland Inc., and Make-A-Wish. David has a B.S. Business Administration and Management from Louisiana Tech University and an M.B.A. from University of Texas-Arlington.

Michael Patterson has been a director since the closing of Nubia’s IPO. Since 1985, Mr. Patterson has served as the Chief Administrative Officer and Chief Legal Officer for Blue Cross and Blue Shield of Alabama, where he has held several roles, working his way up from a staff accountant to Senior Legal Counsel and then to Chief Legal Officer, overseeing acquisitions totaling over $500 million in transactional value while adding 700,000 healthcare customers/members for the company. He has served on the board of Lakeshore Foundation, an organization that encourages and provides opportunities for people with disabilities to live a healthy lifestyle through activity, research, advocacy and health promotion. A graduate of the University of Alabama at Birmingham with a Bachelor of Science in Accounting, Patterson received his Juris Doctorate from the Birmingham School of Law in 1993 and was admitted to the Alabama bar that same year. He was appointed and served as the State of Alabama Revenue Commissioner from March 2000 until 2001.

Karin-Joyce (KJ) Tjon has been a director since the closing of Nubia’s IPO. Ms. Tjon is also a Director at Volcon, Inc. (NASDAQ, “VLCN”) and Kaleyra, Inc. (NYSE, “KLR”). Ms. Tjon served as Chief Financial Officer of Alorica Inc. from July 2018 to May 2020. From February 2017 to August 2017, she served as President and Chief Operating Officer of Scientific Games, Inc. Ms. Tjon has more than 6 years of executive management level experience as a Chief Executive Officer for publicly listed companies and large privately held companies. Ms. Tjon has served as Chief Financial Officer and Executive Vice President for Epiq Systems (NASDAQ: “EPIQ”) where she was responsible for legal, governance and risk compliance as well as all areas of international corporate finance, including financial planning and analysis, accounting, SEC filings, tax planning, investor relations, and SAP support. As a part of the executive team, she worked through a strategic review process which culminated in the sale of the company to a strategic buyer, backed by private equity. At Alvarez & Marsal LLC, a leading global professional services firm, Ms. Tjon served in several interim C-level posts guiding global clients through operational restructurings, business planning and execution, complex negotiations, financial audit and regulatory compliance issues, and technology issues. Ms. Tjon graduated summa cum laude from Ohio University with a B.S.S in Organizational Behavior & Management and received her M.B.A. from Columbia University.

Yvonne Brown has been a director since the closing of Nubia’s IPO. Currently retired, Ms. Brown was self-employed as an IT management consultant from January 2019 to March 2021. Between November 2014 and July 2018, Ms. Brown served as roles as Director of Digital Business and Director of Transitions at Cognizant Technology Solutions. From March 2013 to June 2014, Ms. Brown served as Vice President of Transition/Transformation Management Services with Xerox Business Services, LLC where she led a global organization providing IT services to clients in diverse industries supporting the Information Technology Outsourcing division’s revenue of over $1 billion. Prior to 2013, Ms. Brown had an extensive career with Electronic Data Systems Inc. and HP Enterprise Services leading the planning and execution of complex transition and transformation mission-critical programs with globally dispersed resources, for IT outsourcing megadeal contracts valued over $100 million. Ms. Brown has more than 20 years of senior management experience in the IT sector and is accomplished in the delivery of technology enablement services, strategic outsourcing, governance, and stakeholder management. Ms. Brown’s experience spans the total range from sales through planning, analysis, solution design, development, testing, integration, and implementation. Ms. Brown has a B.A. in Computer Science from East Carolina University and an M.S. in Engineering Management from Southern Methodist University.

Director Independence

The rules of the Nasdaq require that a majority of the Nubia Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that David Campbell, Michael Patterson, Karin-Joyce (KJ) Tjon, Yvonne Brown, and Alexander Monje are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Number and Terms of Office of Officers and Directors

The Nubia Board consists of seven members. The Nubia Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Yvonne Brown and Michael Patterson, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of David Campbell and Karin-Joyce Tjon, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Jaymes Winters, Vlad Prantsevich and Alexander Monje, will expire at the third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Nubia’s officers are appointed by the Nubia Board and serve at the discretion of the Nubia Board, rather than for specific terms of office. The Nubia Board is authorized to appoint persons to the offices set forth in Nubia’s bylaws as it deems appropriate. Nubia’s bylaws provide that officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Nubia Board.

Committees of the Board of Directors

The Nubia Board has three standing committees: an audit committee and a compensation committee. Both our audit committee and our compensation committee are composed solely of independent directors. Subject to phase-in rules, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that was approved by the Nubia Board and has the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

The members of our audit committee are Michael Patterson, Yvonne Brown and Karin-Joyce (KJ) Tjon, and Karin-Joyce (KJ) Tjon serves as chair of the audit committee. Each member of the audit committee is financially literate and the Nubia Board has determined that each member qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The Nubia Board has established a compensation committee. The members of our Compensation Committee are David Campbell, Karin-Joyce (KJ) Tjon and Alexander Monje, and Alexander Monje serves as chair of the compensation committee.

We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are David Campbell, Michael Patterson, Karin-Joyce (KJ) Tjon, Yvonne Brown, and Alexander Monje. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on the Nubia Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have previously filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement in connection with the Nubia IPO. You can review these documents by accessing our public filings aEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics by posting such information on our website rather than by filing a Current Report on Form 8-K. Please see the section entitled “Where You Can Find More Information.”

Legal Proceedings

Other than the proceedings described in “Litigation Matters” and “Litigation Relating to the Business Combination,” there is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against Nubia, and Nubia has not been subject to any such proceeding in the 12 months preceding the date of this proxy statement.

Periodic Reporting and Audited Financial Statements

Nubia has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, Nubia’s annual reports contain financial statements audited and reported on by Nubia’s independent registered public accounting firm.

NUBIA’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with Nubia’s Condensed Financial Statements and footnotes thereto contained in this proxy statement. References in this section to “we,” “our,” “us,” the “Company,” or “Nubia” generally refer to Nubia Brand International Corp.

Forward-Looking Statements

The statements discussed in this proxy statement include forward looking statements that involve risks and uncertainties detailed from time to time in Nubia’s reports filed with the Securities and Exchange Commission.

Overview

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”).

We intend to effectuate an Initial Business Combination using cash from the proceeds of our initial public offering (the “Public Offering”) that closed on March 15, 2022 (the “Closing Date”) and the private placement warrants sold in a private placement (the “Private Placement Warrants”) that closed on the Closing Date and from additional issuances, if any, of, our capital stock and our debt, or a combination of cash, stock and debt.

Our business activities from inception to December 31, 2022 consisted primarily of our preparation for our Public Offering that was completed on March 15, 2022 and, since the Closing Date, identification and evaluation of prospective acquisition targets for an Initial Business Combination.

At December 31, 2022, we had cash of $545,655 and working capital deficit of $148,043. On March 13, 2023, in accordance with the current certificate of incorporation, Nubia contributed an aggregate of $1,235,000 (or $0.10 per share for each outstanding public share) to the trust account and extended the time to complete a business combination from March 15, 2023 to June 15, 2023. We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete an Initial Business Combination will be successful.

Results of Operations

For the year ended December 31, 2022, we had net income of $593,905 which consisted of interest income earned in the amount of $1,818,565 on cash and funds held in the Trust Account, a gain on the over-allotment liability of $19,432, partially offset by operating expenses totaling $904,193. In addition, the Company recorded an income tax provision of $339,899.

For the period from June 14, 2021 (inception) through December 31, 2021, we had a net loss of $1,430 which consisted solely of formation expenses.

Going Concern Considerations, Liquidity and Capital Resources

On March 15, 2022, we consummated the Initial Public Offering of 11,000,000 Units at a price of $10.00 per Unit, which includes the exercise by the underwriters of the over-allotment option to purchase an additional 1,350,000 Units, generating gross proceeds of $123,500,000. Simultaneously with the closing of the Initial Public Offering and exercise of the over-allotment option, we consummated the sale of 5,405,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant in a private placement to our Sponsor, generating gross proceeds of $5,405,000.

Following the Initial Public Offering, the exercise of the over-allotment option by the underwriters’ and the sale of the Private Placement Warrants, a total of $125,970,000 was placed in the Trust Account and as of December 31, 2022, we had $545,655 of cash held outside of the Trust Account, after payment of costs related to the Initial Public Offering, and available for working capital purposes. Transaction costs amounted to $6,951,081 consisting of $1,235,000 of underwriting fees, $4,322,500 of deferred underwriting fees payable and $597,334 of other offering costs. In addition, the Company recorded the fair value of $776,815 for representative shares issued upon close of the Public Offering (the “Representative Shares”) as well as the fair value of the remaining over-allotment option of $19,432 as offering costs.

For the year ended December 31, 2022, cash used in operating activities was $725,102 which consisted of net income of $593,905, interest earned on marketable securities held in the Trust Account of $1,812,882, the gain on the change in fair value of the over-allotment liability of $19,432 and changes in operating assets and liabilities provided $513,307 of cash from operating activities.

For the year ended December 31, 2022, the Company used cash of $125,970,000 in investing activities for the purchase of investments in the Trust Account following the Initial Public Offering, the exercise of the over-allotment option by the underwriters’ and the sale of the Private Placement Warrants.

For the year ended December 31, 2022, cash from financing activities provided $127,240,757. The Company received gross proceeds of $128,905,000 from the Initial Public Offering, the exercise of the over-allotment option by the underwriters’ and the sale of the Private Placement Warrants. These increases were offset by payment of the underwriting fees and offering costs of $1,235,000 and $429,243, respectively.

For the period from June 14, 2021 (inception) through December 31, 2021, cash used in operating activities was $0 which consisted of the net loss of $1,430 offset by advances from related party of $939 and changes in operating assets and liabilities provided $491 of cash from operating activities.

As of December 31, 2022, we had investments held in the Trust Account of $127,782,882 principally invested in U.S. government securities. Interest income on the balance in the Trust Account may be used by us to pay taxes, and to pay up to $100,000 of any dissolution expenses. In March 2023, $200,050 was withdrawn from the Trust to pay taxes.

At December 31, 2022, the Company had cash outside of trust of $545,655 and working capital deficit of $148,043. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company has funds that are sufficient to fund the working capital needs of the Company until the consummation of an initial business combination or the winding up of the Company as stipulated in the Company’s amended and restated memorandum of association. However, management has determined that these liquidity risks, as well as if the Company is unsuccessful in consummating an initial business combination within 15 months, or June 15, 2023 as the Company deposited $1,235,000 into the trust account in March 2023 to fund the automatic 3-month extension, (or up to 18 months, by September 15, 2023, if the Company extends the period of time to consummate a business combination) from the closing of the IPO, the requirement that the Company cease all operations, redeem the public shares and thereafter liquidate and dissolve raises substantial doubt about the ability to continue as a going concern for the next twelve months from the issuance of this filing. The balance sheets do not include any adjustments that might result from the outcome of this uncertainty. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“US GAAP”), which contemplate continuation of the Company as a going concern.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account, excluding the deferred underwriting commissions, to complete an initial business combination. To the extent that capital stock or debt is used, in whole or in part, as consideration to complete an initial business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue growth strategies. If an initial business combination agreement requires us to use a portion of the cash in the Trust Account to pay the purchase price or requires us to have a minimum amount of cash at closing, we will need to reserve a portion of the cash in the Trust Account to meet such requirements or arrange for third-party financing.

On July 27, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) March 31, 2022 or (ii) the consummation of the Initial Public Offering (the “Original Maturity Date”). On May 20, 2022, the Company and the Sponsor amended and restated the Promissory Note (the “Amended Note”) (i) to extend the Original Maturity Date to a new maturity date which shall be upon the earlier of the closing of the Company’s initial business combination or the Company’s liquidation, and (ii) to permit the holder of the Amended Note, in its sole discretion, to convert any or all of the unpaid principal under the Amended Note into warrants, at a price of $1.00 per warrant, upon consummation of the Company’s initial business combination. As of December 31, 2022 and 2021, there was $125,341 outstanding under the Promissory Note. On May 20, 2022, the Company and the Sponsor entered into the Amended Note (i) to extend the Original Maturity Date to a new maturity date which shall be upon the earlier of the closing of the Company’s initial business combination or the Company’s liquidation, and (ii) to permit the holder of the Amended Note, in its sole discretion, to convert any or all of the unpaid principal under the Amended Note into Warrants, at a price of $1.00 per warrant, upon consummation of the Company’s initial business combination.

Off-Balance Sheet Arrangements

We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements.

We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial agreements involving assets.

Contractual Obligations

At December 31, 2022, we did not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities. In connection with the Public Offering, we entered into an administrative support agreement pursuant to which we agreed to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial, and administrative support services. Upon the earlier of the completion of the Initial Business Combination and the Company’s liquidation, we will cease paying these monthly fees.

Pursuant to the Underwriting Agreement., upon the consummation of our Initial Business Combination, we will pay the underwriters a cash fee in an amount equal to 3.5% of the gross proceeds of the Public Offering (exclusive of any applicable finders’ fees which might become payable). No fee will be due if we do not complete an Initial Business Combination.

Critical Accounting Policies and Significant Estimates

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following as our critical accounting policies:

Net Income (Loss) per Common Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per share of common stock is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding for the period. The Company applies the two-class method in calculating earnings per share. The remeasurement adjustment associated with the redeemable shares of Class A common stock is excluded from income (loss) per share as the redemption value approximates fair value.

The calculation of diluted income (loss) per share of common stock does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering and (ii) the Private Placement since the exercise of the warrants is contingent upon the occurrence of future events. As of December 31, 2022, the warrants are exercisable to purchase 11,580,000 shares of Class A common stock in the aggregate. As a result, diluted income (loss) per share of common stock is the same as basic income (loss) per common stock for the periods presented. On March 10, 2022, the Company effectuated a 1.1-for-1 share split on the Class B common stock, resulting in an aggregate of 3,162,500 founder shares outstanding (up to 412,500 shares of which were subject to forfeiture, of which 75,000 were forfeited, resulting in 337,500 common stock shares outstanding subsequent to March 10, 2022). Basic net income per share of common stock excludes the 337,500 shares subject to forfeiture from weighted average shares outstanding between January 1, 2022 through March 10, 2022 due to the contingency with forfeiture. Diluted net income per share of common stock weighted average shares outstanding considers the 337,500 shares subject to forfeiture as outstanding during the entire year ended December 31, 2022. For the period from June 14, 2021 (inception) through December 31, 2021, the 412,500 shares subject to forfeiture were excluded from the basic and diluted weighted average shares outstanding.

Class A common stock subject to possible redemption

The Company accounts for its shares of Class A common stock subject to possible redemption in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The shares of the Company’s Class A common stock feature certain redemption rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received for sale of an asset or paid to transfer of a liability, in an orderly transaction between market participants at the measurement date. US GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The determination of fair value of the Representative Shares to the underwriter represent the most significant accounting estimate related to the fair value of financial instruments. The 123,500 Representative Shares have a grant date fair value of $6.29 per share or an aggregate of $776,815. The Company measured the fair value of the Representative Shares on the grant date of the award utilizing a valuation model which considers certain assumptions. These assumptions include the offering price, the marketability of the Company and the probability of initial business combination. Upon the Initial Public Offering, such amounts were allocated to offering costs within stockholders’ equity (deficit).

Warrants

We account for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480, and FASB ASC 815, “Derivatives and Hedging” (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment is conducted at the time warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all of the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. We account for our outstanding warrants as equity-classified instruments.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s balance sheet.

INFORMATION ABOUT HONEYCOMB

Except where the context otherwise requires or where otherwise indicated, references in this section to the terms “Honeycomb,” “we,” “us,” “our,” “our Company” and “our business” refer, prior to the Restructuring, to the battery group of G3 together with its consolidated subsidiaries, and after the Restructuring, to the Combined Company together with its consolidated subsidiaries.

Overview

Honeycomb Battery Company, formerly the energy solutions division of Global Graphene Group, Inc. (G3), is a Dayton, Ohio, USA-based advanced battery technology company focused on the development and commercialization of battery materials, components, cells, and selected module/pack technologies. The cofounder of Honeycomb (Dr. Bor Z Jang) filed a U.S. patent application on graphene as early as 2002, two years before Nobel Physics Prize winners, Drs. A. Geim and K. Novoselov, “discovered” graphene in 2004, according to Science magazine. Although not winning the Nobel Prize, Dr. Jang’s team was the first to convert this discovery into commercial products. The research and development team led by Dr. Aruna Zhamu (the other co-founder of Honeycomb) and Dr. Jang invented graphene-enhanced batteries and built the world’s first manufacturing facility for graphene-enabled silicon anode materials for lithium-ion batteries.

Dr. Bor Jang received his Master’s and Ph.D. degrees in Materials Science from the Massachusetts Institute of Technology (“MIT”). Dr. Jang was the former Dean of the College of Engineering and Computer Science at Wright State University. He was a Fulbright Scholar and Visiting Professor (and an Overseas Fellow of the Churchill College) with the University of Cambridge (1991-1992) in the UK. Dr. Jang was elected as a member of the U.S. National Academy of Inventors (NAI) in 2019. Dr. Jang has more than 800 patents (U.S. and foreign patents combined) to his credit. Most notably, Dr. Jang filed the world’s first patent application on “graphene” in 2002. This patent was later recognized by Popular Mechanics magazine as one of the “15 patents that changed the world.”

Dr. Aruna Zhamu was a post-doctoral researcher at North Dakota State University. Dr. Zhamu holds over 500 U.S. patents (issued or pending) plus 200 foreign patents, which are related to graphene production, graphene applications, supercapacitors, fuel cells, batteries, and composite materials. We believe that Dr. Zhamu is likely the only female scientist in the world to hold more than 300 U.S. patents.

The goal of Honeycomb is to be the top supplier of anode materials in North America and top manufacturer of all-solid-state battery cells in the world by 2030. Our vision is to unlock the full potential of innovative energy solutions to power a sustainable world. Our mission is to provide advanced battery technologies that enable and accelerate full electrification of transportation.

Honeycomb is recognized as a global leader in intellectual property (“IP”) in both the high-capacity anode and the high-energy solid-state battery, as recognized by KnowMade, a French company that specializes in research and analysis of scientific and patent information. Our Parent will transfer substantially all of the IP in these areas to Honeycomb. Honeycomb is uniquely positioned to offer advanced anode materials (delivering a specific capacity from 300 to 3,500+ milliampere-hours per gram mass (“mAh/g”)) as well as silicon-rich all-solid-state lithium-ion cells, anodeless lithium metal cells, and lithium-sulfur cells, each featuring an advanced polymer or hybrid solid electrolyte that is most process-friendly. We believe we are the only company positioned to supply each of silicon oxide, silicon, and protected lithium metal anode for lithium-ion and lithium metal batteries. Subject to the Supply and License Agreement with our Parent, which limits the manufacture of graphene and graphite products for use in our battery-related products and prohibits resale to third parties, we believe we are well positioned to supply graphite-based anode materials from sustainable sources.

Our all-solid-state battery platform technology is capable of transforming the entire electric vehicle (“EV”) battery space into a solid-state battery industry. We believe we provide the only types of solid-state cells that can be manufactured at scale using current lithium-ion cell production facilities, requiring no new design, no new infrastructure, and no new supply chain. We believe our batteries are capable of delivering significantly extended EV range, improved battery safety, lower cost per kilowatt hour, fastest time-to-market, and enable next-gen cathodes with the potential to replace expensive nickel and cobalt with sulfur (S) and other more abundant elements.

We believe we have the world’s best IP portfolio among all the battery start-up companies. We hold a total of over 520 patents (355 in the United States and 165+ foreign patents) for next-gen batteries. KnowMade has acknowledged us as one of the two U.S.-based leaders in solid-state electrolytes, as well as ranked us as the top company in the United States and top battery startup in the world in silicon anode technology. Additionally, Lexis/Nexis has recognized us as a Global Top 100 Innovator.

G3, registered in Delaware and headquartered in Dayton, Ohio, was formed in February 2016 as a holding company for the various interests in Graphene and battery-related companies. G3 has been engaged in research and development activities related to the production and application of graphene and graphene-enabled technologies, including but not limited to battery and electric conductivity applications, thermal management, corrosion control, rubber composites and others. The core business of G3 has been batteries. Upon its separation from G3, Honeycomb will be essentially an advanced materials and battery technology enterprise, focused on the development and commercialization of next-generation EV battery technologies. Honeycomb holds over 520 patents and patent applications related to batteries and battery components. Honeycomb includes the assets, liabilities, revenues and expenses of two subsidiaries of G3, Angstron Energy Company, Inc. (“AEC”) and HBC, as well as assets to be contributed by G3 or other affiliates to Honeycomb on a post Restructuring basis and certain allocated assets, liabilities and expenses of G3.

G3’s management team is led by Dr. Jang, who co-founded G3 and is its Chief Executive Officer and Chairman of the Board of Directors. Dr. Aruna Zhamu co-founded G3 and serves as Technical Advisor of HBC. Following the closing of the business combination, Dr. Jang and Dr. Zhamu will continue in those roles and each is expected to enter into a dual employment arrangement with Honeycomb and G3. Stuart Blair serves G3 as Vice President of Finance and Robert Crouch serves G3 as Vice President of Legal Affairs. Dr. Jang and Dr. Zhamu beneficially own approximately 23% and 12% of the ownership interest of G3 on a fully diluted basis, respectively. Other than Dr. Jang and Dr. Zhamu, no individual or entity beneficially owns in excess of 12% of the ownership interest of G3 on a fully diluted basis.

Industry Background

Vehicle electrification provides once-in-a-century market opportunity, with an over $300 billion EV battery market by 2030.    Transportation electrification has triggered a new run of battery sourcing competition, with potentially up to approximately 5,300 GWh lithium battery demand by 2030, a 500%+ increase from 2020, and a predicted supply shortfall of approximately 3,700 GWh (Fig. 1). In addition, battery-grade graphite demand is expected to grow by a factor of 10x from 2019 to 2030. Graphite anode in batteries is expected to grow from 170,000 MT in 2018 to 2.23 million MT in 2028.

Global Lithium Ion Battery Demand Forecast
$300 billion+
Supply shortfall of 3,700 GWh
Better batteries accelerate EV adoption
GWh
6000
5000
4000
3000
2000
1000
0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Announced Production Capacity
Freyr Forecast
BloombergNEF Forecast
Tesla's Production Plan
*Reference: Freyr (2020), Bloomberg NEF (2019), and Tesla Battery Day (2020)

Fig. 1 Global lithium-ion battery demand forecast

The battery technologies developed by Honeycomb are aimed at addressing today’s EV battery challenges: the need for increased energy density, fire safety, fast charging and lower cost.

Today’s EV batteries are largely based on the lithium-ion cells wherein each cell is typically composed of an anode (negative electrode), a cathode (positive electrode), a separator that electrically isolates the two electrodes, and a liquid electrolyte that permeates into both electrodes and provides a medium through which lithium ions can whim back and forth between the anode and the cathode. These essential components are encased in a protective housing, allowing two terminals to protrude out of the housing for connecting to an external circuit.

The incumbent anode material is graphite that stores lithium ions to a theoretical specific capacity of 372 mAh/g (practically 340-360 mAh/g). A lithium-ion cell, having a graphite anode and a lithium nickel cobalt manganese oxide cathode (NCM, 175-200 mAh/g), provides a specific energy of typically 220-250 watt-hours per kilogram (“Wh/kg”). By replacing graphite with silicon (Si), having a theoretical specific capacity of 3,580-4,000 mAh/g, one can obtain a cell having an energy density of 350-400 Wh/kg.

Honeycomb has developed a cost-effective graphene/silicon composite anode material that enables a significantly higher energy density (for example, a 20-30% increase in the EV driving range) likely at a reduction in the cell cost in terms of U.S. dollars per kilowatt hour (“kWh”). Graphene has proven to be effective in resolving the battery capacity decay problem caused by repeated volume expansion/shrinkage of silicon. Honeycomb provides silicon-rich high-capacity anode materials that exhibit the highest performance-to-cost ratio and make it possible to significantly extend the EV driving range on one battery charge.

Honeycomb plans to expand its current production capacity of Si-rich high-capacity anode materials from 15 MT per year to thousands of MT in 3 years.

Honeycomb has developed a process technology that allows for cost-effective production of anode-grade graphite from sustainable sources such as biomass and recycled materials, subject to the Supply and License Agreement with our Parent, which allows Honeycomb to manufacture graphene and graphite products for use in our battery-related products and prohibits resale of the manufactured graphene and graphite products other than after modification to create electrode materials. In addition, Honeycomb’s products and solutions meet the performance and time-to-market requirements that cannot be satisfied by current conventional solid-state lithium metal batteries in the market.

Large shortfall in global graphite anode material supply.    A worldwide graphite supply shortage of 1.4 million tons/year by 2028 is predicted. Mining of natural graphite and production of artificial graphite from petroleum or coal sources are generally viewed as not environmentally benign, and sustainable sources of graphite are preferable. Market forecasters predict graphite demand from battery makers will grow by 23% – 27% each year through 2028 and that planned capacity and projects in development will not be able to meet forecasted demand as soon as 2025. New markets for EV and flame-retardant building materials (“FRBM”) are driving the demand forecast above existing and new sources of supply of graphite.

None of the top 10 graphite suppliers is located in North America.    All of the top 10 global graphite anode material suppliers are based in Asia. Significant graphite manufacturing capacity is needed in North America to fill the gap between North American supply and demand. That gap is expected to be greater than 1 million tons by 2030. We are well positioned to be a leading supplier of various anode materials in North America and other regions. The Honeycomb management team has worked in the field of carbon and graphite materials for over 30 years, and the first to convert graphite to graphene. The team began to work on the development of advanced graphite-, silicon oxide-, and silicon-based anode active materials for lithium-ion cells, and protected lithium metal-based anodes in 2007 and it believes it has established the best IP portfolio in this space. The Supply and License Agreement with our Parent allows Honeycomb to manufacture graphene and graphite products for use in our battery-related products and prohibits resale of the manufactured graphene and graphite products other than after modification to create electrode materials.

Current solid-state lithium metal batteries are incompatible with current lithium-ion cell production equipment.    This is the major barrier to widespread adoption. Oxide-based ceramic separators are brittle, expensive, and difficult to fabricate. Several technical issues, such as high interfacial impedance, high stack-holding pressure, and low active material proportion, remain to be resolved. Many leading automotive companies are pursuing high energy solid-state solutions, such as Tesla, GM, Hyundai, Volkswagen and BMW.

Graphite may be replaced with lithium metal (Li) in the anode to obtain a lithium metal battery, which is commonly believed to be capable of delivering an energy density in the range of 400-500 Wh/kg, depending upon the cathode material used. However, such a potential benefit does not come without challenges. During the charge-discharge cycles of a lithium metal cell, a needle-like feature called “lithium dendrites” may be created in the lithium metal in the anode. The dendrite can penetrate through a separator and reach the cathode side to cause internal shorting, which poses fire and explosion hazards. In addition, repeated reactions between lithium and liquid electrolyte continue to consume both the active lithium ions and the liquid electrolyte, leading to rapid capacity decay. These issues have thus far impeded the practical utilization of lithium metal batteries to replace the conventional lithium-ion batteries for EV application. G3 has developed several lithium metal protection strategies to address these technical issues.

The safety of lithium-ion or lithium metal batteries hinges upon the availability of a non-flammable electrolyte. The liquid electrolytes commonly utilized in current lithium-ion batteries contain a lithium salt dissolved in an organic solvent, which contains volatile molecules that can catch fire. In contrast, solid-state electrolytes, comprising no volatile chemical species, are being developed for both lithium-ion and lithium-metal battery types. Further, solid-state electrolytes, when used as a separator, can significantly reduce or eliminate the lithium dendrite issues. However, solid-state electrolytes bring along other types of challenges to a battery designer, including a higher internal impedance (hence, lower power), lower anode or cathode active material proportion (hence, lower-than-expected energy density), and a higher manufacturing cost. The latter challenge is largely a result of the need to develop a new process and new equipment for producing the solid-state separator and for assembling the required components into a battery cell.

Honeycomb has developed two types of quasi-solid or hybrid electrolytes, which have the best manufacturability-at-scale — “solvent-in-salt” and “solvent-in-polymer” electrolytes. Honeycomb has also developed a versatile solid-state electrolyte technology. Honeycomb’s electrolytes (FireShieldTM) are process-friendly and compatible with current lithium-ion cell manufacturing processes. Specifically, Honeycomb has also developed a disruptive material process technology that enables all current lithium-ion cell manufacturing facilities to produce solid-state or quasi-solid electrolyte-based safe lithium batteries without the need to significantly change existing equipment and facilities. This implies that the lithium-ion battery industry can readily enjoy the benefits of solid-state, lithium metal batteries essentially immediately, not having to wait 5-10 years.

Honeycomb’s battery technology will enable significant benefits across battery capacity, life, safety, and fast charging while minimizing cost. Honeycomb is getting ready to commercialize the graphene-protected lithium metal anode technology, which is essential to the accelerated emergence of a lithium metal battery industry. The process-friendly electrolytes are also ready to solidify Honeycomb’s leadership position in converting the entire lithium battery industry into a quasi-solid and solid-state status.

In the automotive industry, most of the EV makers are highly interested in silicon- and lithium metal-based anodes for improved EV driving range given the same battery weight or volume. For instance, GM is experimenting with silicon-rich and lithium metal anodes, solid state and high voltage electrolytes, and dry processing of electrodes for its next generation of Ultium batteries, due around 2025. Ford, VW and BMW are also working with battery start-ups on the development of solid-state lithium metal and Si-based anodes.

Summary of EV Battery Market Demands

As discussed earlier, a lithium cell supply shortfall of ~3,700 GWh by 2030 is projected. Also forecasted is a worldwide graphite supply shortage of 1.4 million tons/year by 2028. Mining of natural graphite and production of artificial graphite from petroleum or coal sources are generally viewed as not environmentally benign. The market demands Sustainable sources of graphite. The EV industry is aware of the potential shortage of critical elements such as cobalt (Co) and nickel (Ni) that are commonly used in the cathode of a lithium-ion cell; alternative cathode materials are key to a sustaining EV battery industry. The EV market is highly interested in next-gen batteries that exhibit the following features:

•        Significantly extended driving range on one battery charge, which would alleviate range anxiety;

•        Readily available solid-state performance (not having to wait for 5-10 years);

•        Safer battery system without fire or explosion hazards;

•        Fast chargeability, with a goal of achieving a charge to 80% in 15 minutes; and

•        Lower battery cost, with a goal of less than $100 per kilowatt-hour.

EV batteries must deliver a higher energy density (for extended driving range), contain only safe quasi-solid or solid-state electrolytes (safety), improved designs at the material-, cell-, and module/pack-levels (fast charging), and lower anode and/or cathode costs per kWh (lower battery costs). Honeycomb’s 15 years of battery research and development efforts have been precisely directed at addressing these issues.

Our Technologies and Products

Honeycomb develops the products that bridge the performance and time-to-market gaps.    We believe our technology will enable solid-state performance in just two to three years. We offer a drop-in solution, compatible with today’s manufacturing process and equipment. We have two paths to narrow the gap between today’s battery technology and future solid state performance: silicon-rich all-solid-state lithium-ion cells, which are ready for commercialization, and all-solid-state lithium metal batteries, which we expect will be ready in two to three years (Fig. 2).

Fig. 2 Higher Energy Density (Extended EV Range) and Solid-State Electrolyte (Safety) — Key to Next-Gen EV Batteries. Honeycomb develops the products that bridge the performance and time-to-market gaps.

Higher energy density and solid-state electrolytes are the key to the next generation of EV batteries.    EV batteries must deliver a higher energy density for extended driving range, contain only safe quasi-solid or solid-state electrolytes for safety, improved designs at the material-, cell-, and module/pack-levels for fast charging, and lower anode and/or cathode costs per kilowatt-hour for lower battery costs. Our team’s 15 years of battery research and development efforts have been precisely directed at addressing these issues.

Anode active materials and all solid-state cells.    Our products include graphite-based anode materials, mainly from sustainable sources, graphene-enhanced silicon oxide, silicon-rich anode materials (Fig. 3 and Fig. 4) and protected lithium metal anode for all solid-state lithium batteries. The Supply and License Agreement with our Parent allows Honeycomb to manufacture graphene and graphite products for use in our battery-related products and prohibits resale of the manufactured graphene and graphite products other than after modification to create electrode materials.

HBC's Primary Products

Graphite
GCA-SiO
GCA-Si

- **Anode active materials:**
    - Graphite-based anode powder (mainly from sustainable sources)
    - Graphene-enhanced silicon oxide (SiO_x)
    - Si-rich anode materials
    - Protected lithium metal anode (for all solid-state lithium batteries)
- **All solid-state cells:**
    - **Gen 1**: **All-solid-state lithium-ion cells** featuring a Si-rich anode and an *in situ* curable quasi-solid or polymer-inorganic composite electrolyte (intended to be launched in 2024)
    - **Gen 2**: **All-solid-state lithium metal cells** featuring a thin lithium metal anode or an initially lithium metal-free anode ("anode-less") and an *in situ* curable polymer-inorganic composite electrolyte (late 2024 or early 2025)
    - **Gen 3**: **All-solid-state lithium-sulfur cells** featuring a lithium metal anode, a sulfur or conversion-type cathode, and an *in situ* curable polymer-inorganic composite electrolyte (2025 or 2026)

Graphene-Sulfur
Composite Cathode

Fig. 3 Honeycomb’s primary products.

HBC's Si-Rich Anode Material for Lithium-ion Cells – Extending the EV Driving Range

- **HBC produces the high Si content or SiO anode materials that meet the requirements of increased energy density at a lower cost for next-gen EV batteries.**
- **An award-winning product (2018 R&D100 Award)**

1 µm

Graphene sheet-encapsulated Si particles

5µm

Ion-conducting elastic polymer-encapsulated Si particles

- HBC's patented technologies enable highly scalable low-cost Si-rich products.
  - In contrast, competitors produce Si anode materials via Chemical Vapor Deposition (CVD) method, which is expensive and difficult to scale up, and uses toxic or explosive gaseous raw materials
- Compatible with solid-state and liquid-state electrolytes
- Higher energy density and lower cost per KWh
- HBC's current Si anode material production capacity of 15 MT per year will be scaled up to >3,000 MTA by 2026

Fig. 4 SEM images of Honeycomb’s Si-rich anode materials.

We will also produce three generations of solid-state cells (Fig. 5 and Fig. 6).

Structure and Performance Targets of HBC's First Breed of High-Energy All-Solid-State Lithium-ion Batteries (Gen 1)

200 – 260 Wh/kg,
600 Wh/L
1000+ cycle life
$110/kWh
Current Lithium-ion
Graphite Anode
Electrolyte
Cathode
Cross-section of a pair of electrode, showing thickness
Current EV Batteries
(graphite anode and liquid electrolyte)
HBC's Si-rich anode
>350 Wh/kg, >900 Wh/L*
1000+ cycle life
< $90/kWh**
High Silicon Content
Silicon Anode
Electrolyte
Cathode
Enabled by HBC's Key Technologies:
• Graphene/elastomer-protected Si anode
• Process-friendly polymer or advanced polymer/inorganic hybrid solid electrolyte
Any commonly used cathode active material in a Li-ion cell (e.g., NCM, NCA, LFP, etc.)
HBC's hybrid polymer/inorganic electrolytes
Enabling improved safety and perfomance
* HBC estimates
** HBC goal

Fig. 5 Honeycomb’s Gen-1 high-energy solid-state cells.

Solving the Lithium Metal Anode Problems in Solid-State Lithium Metal Batteries – Enabling Safety and Highest Energy Density (both Gen-2 and Gen-3)

Graphene/Polymer-Enabled
Protective Layer
Li-Metal

Elastomeric solid electrolyte/separator: a critical technology enabling all types of high-energy Li metal batteries

Cathode
Li-Metal Anode
Elastomer or elastomer composite solid electrolyte
May be initially Li metal-free (anode-less)

Fig. 6 Honeycomb’s Gen-2 and Gen-3 high-energy solid-state cells.

We believe we are the only company capable of supplying silicon oxide, silicon, and lithium metal-based anode active materials. Subject to the Supply and License Agreement with our Parent, which allows Honeycomb to manufacture graphene and graphite products for use in our battery-related products and prohibits resale of the manufactured graphene and graphite products other than after modification to create electrode materials, we believe we are well positioned to supply graphite-based anode materials from sustainable sources. All of our products are patent-protected.

Next generation EV batteries.    Tesla suggested on its 2020 “Battery Day” that the best silicon anode should have low-cost silicon particles with a simple design to reduce material cost, instead of highly engineered structures such as the Chemical Vapor Deposition process (“CVD”) used by our competitors. It should also have elastic, ion-conducting polymer coating that protects these silicon particles, as well as highly elastic binder and some electrode design used in the anode to maintain structural integrity of the electrode. Our silicon anode materials precisely meet these requirements (Fig. 7).

HBC's Si anode materials precisely meet the requirements for the next-generation EV batteries as outlined by Tesla

Tesla suggested on "Battery Day" (09/22/2020) that the best Si anode should have the following features:

- Low-cost Si particles (simple design, instead of highly engineered structures such as CVD Si; hence, lower anode material cost)
- Elastic, ion-conducting polymer coating that protects these Si particles
- Highly elastic binder & some electrode design used in the anode to maintain structural integrity of the electrode.

- Elastic polymer-protected Si anode enables a significantly higher battery energy density (extended EV driving range) at a lower cost ($/kWh)!
- HBC can help a Tier-1 EV battery supplier maintain or become a battery technology leader in the global EV industry.

HBC has the earliest and most significant IP in this technology; e.g.,

US Patent No. 10,734,642 (08/04/2020); No. 10,211,455 (02/19/2019); No. 10,256,459 (04/09/2019); No. 10,424,810 (09/24/2019); No. 10,573,894 (02/25/2020); No. 10,601,034 (03/24/2020); No. 10,840,502 (11/17/2020).

We invented these technologies in 2016 & 2017

SiO, matrix
Si
SILICON STRUCTURED IN SIO GLASS
6.6 $/KWh
SILICON STRUCTURED IN GRAPHITE
10.2 $/KWh
TESLA SILICON
1.2 $/KWh
TESLA

CVD SiNW anode cost > $100/kWh)

Fig. 7 Honeycomb has EV industry’s most promising anode materials.

In summary, Honeycomb has superior technologies that can be commercialized quickly to solve the EV industry’s most critical issues:

•        Cost:    We believe that Honeycomb technology can significantly lower cost/KWh of today’s batteries, accelerating adoption and enabling sustainable EVs to quickly replace internal combustion engines. We also believe that our battery costs can be significantly lower than those of future solid-state battery-producing competitors.

•        Time-to-market:    Honeycomb’s solid-state electrolytes are process-friendly, enabling the “future” solid-state batteries to be produced “now” using existing/current lithium-ion battery production equipment. EV OEMs can utilize existing factories to qualify solid-state batteries in two to three years, rather than waiting for four to seven years. This is in stark contrast to other solid-state lithium metal battery companies that will hopefully begin mass production of all solid-state batteries in 2025-30. The implementation of the conventional solid state battery technology requires large factory infrastructure rebuilds and will take years to develop. Honeycomb will use existing factories, saving time to market, cost and supporting supply chain demand faster.

•        Driving range:    The solid-state lithium batteries and lithium-sulfur batteries potentially can provide up to a 100% increase in range for the same size battery, eliminating range anxiety.

•        Safety:    Our fire/flame-resistant quasi-solid and solid-state electrolytes make all types of rechargeable lithium battery safer.

•        Battery charging time:    Reducing the recharge time to less than 15 minutes can help drive EV adoption and reduce charging infrastructure challenges.

•        Total solutions:    Low costs and high performance of our batteries will make it economically viable for commercializing battery modules/packs for emergency power applications. These power systems will be capable of connecting to grids and solar/wind-based power sources and will be available for vehicle-to-home (V2H) charging.

In addition to the EV market, Honeycomb is also working to enter the markets of hand-held devices, energy storage systems (ESS), power tools, and e-bikes. Significant market shares will be achieved due to the following differentiating advantages of our batteries: low costs, high charging/discharging capability, safety, cycle-life and durability.

Summary of Honeycomb’s products and stages of development.

•        Anode active materials:

•        Graphite-based anode materials (mainly from sustainable sources) are in the final stage of product development.

•        Graphene-enhanced silicon oxide ((SiOx) anode materials) are in the final stage of product development.

•        Si-rich anode materials: Small-scale manufacturing is in progress (currently 15 metric tons per annum (“MTA”) with production capacity to be ramped up to 150 MTA by 2026.

Commercialization Roadmap of Anode Materials

2023
2024
2025
2026
2027
2028
2029
2030
Si Anode Material
Product Refinement
A-Sample
B-Sample
C-Sample
SOP
Commercialization
Pilot: 15 (current) ramping to 35 MTA (2025)
Production: 150 MTA (2026) ramping to 7,500 MTA (2030)
Graphite-based Anode Material
Product Refinement
A-Sample
B-Sample
C-Sample
SOP
Commercialization
Pilot: <115 MTA (2024)
Production: 1500 MTA (2026) ramping to 150,000 MTA (2030)
SiOx Anode Material
Product Refinement
A-Sample
B-Sample
C-Sample
SOP
Commercialization
Pilot: 30 – 50 MTA (2024)
Production: 450 MTA (2026) ramping to 25,500 MTA (2030)

•        All of Honeycomb’s current and future batteries feature a safe solid-state electrolyte.

•        Generation 1:    All-solid-state lithium-ion cells featuring a silicon-rich anode and a quasi-solid or polymer-inorganic composite electrolyte (intended to be launched in 2025).

Gen 1: Si/SiOx-Based Anode Solid-State Lithium-ion Battery Roadmap

Anode current collector
Graphene/elastomer-protected Si anode
High Silicon Content Anode
HBC's hybrid solid polymer/inorganic electrolytes
Electrolyte
Any commonly used cathode active material (e.g., NCM, NCA, LFP, etc.) in a Li-ion cell
Cathode
Cathode current collector

A-sample Target	B-sample Target	C-sample Target
330 Wh/kg 750 Wh/L @Pouch Cell Level	350 Wh/kg 780 Wh/L @Pouch Cell Level	395 Wh/kg 935 Wh/L @Pouch Cell Level
2C Max charge rate @room temperature	3C Max charge rate @room temperature	4C Max charge rate @room temperature

A-sample to B-sample

- Increase dimensions of cells
- Reduce internal resistance
- Build pilot line delivering cells exhibiting small pouch performances

B-sample to C-sample

- Increase areal capacity
- Optimize conductivities of components
- 100 Ah cells from high throughput production lines

•        Generation 2:    All-solid-state lithium metal cells featuring a thin lithium metal anode or an initially lithium metal-free anode (“anode-less”) and a polymer-inorganic composite electrolyte (expected 2025); and

Gen 2: Lithium Metal Anode or Anodeless Battery Roadmap

Graphene-Protected
Li-Metal or
Anodeless Electrode
HBC's hybrid solid
polymer/inorganic
electrolytes
Electrolyte
Any commonly used
cathode active
material (e.g., NCM,
NCA, LFP, etc.) in a
Li-ion cell
Cathode
Cathode current collector

A-sample Target	B-sample Target	C-sample Target
390 Wh/kg **750 Wh/L** @Pouch Cell Level	**410 Wh/kg** **800 Wh/L** @Pouch Cell Level	**440 Wh/kg** **935 Wh/L** @Pouch Cell Level
0.5C Max charge rate @room temperature	1C Max charge rate @room temperature	3C Max charge rate @room temperature

A-sample to B-sample

- Increase dimensions of cells
- Reduce internal resistance
- Improve rate capability
- Build pilot line delivering cells that match small pouch cell performances

B-sample to C-sample

- Thinner Li metal or anodeless
- Further reduce internal resistance
- 100 Ah cells from high throughput production lines

•        Generation 3:    All-solid-state lithium-sulfur cells featuring a lithium metal anode, a sulfur or conversion-type cathode, and an in situ curable polymer-inorganic composite electrolyte (expected 2026).

Gen 3: Lithium Sulfur Battery Roadmap

Anode current collector
Graphene/polymer-Protected Li-Metal
Anode
Quasi-solid or solid-state electrolyte
Electrolyte
HBC's Graphene/Sulfur Composite, enabling high capacity of >1000 mAh/g and >6 mAh/cm2.
Cathode
Cathode current collector

A-sample Target	B-sample Target	C-sample Target
450 Wh/kg @Pouch Cell Level	**480 Wh/kg** @Pouch Cell Level	**500 Wh/kg** @Pouch Cell Level
0.5C Max charge rate @room temperature	1C Max charge rate @room temperature	2C Max charge rate @room temperature

A-sample to B-sample
- Increase dimensions of cells
- Reduce internal resistance
- Improve rate capability
- Build pilot line and match small pouch performances on it

B-sample to C-sample
- Further increase dimensions of cells
- Further reduce internal resistance
- 100 Ah cells from high throughput production lines

Our Competitive Strengths

In the automotive industry, the price of a vehicle ultimately dictates the final decision of a potential customer, and the emerging EV industry is no exception. The U.S. DOE and the EV industry experts have all agreed that EVs will become competitive against the internal combustion engine (ICE) vehicles when the battery cost reaches a threshold of $100/KWh given comparable performance/safety characteristics.

Si-rich anode materials:    The production of Honeycomb’s Si-rich anode materials begins with a significantly lower starting material (metallurgical grade silicon, Si) and follows a highly scalable, low-cost process (Fig. 8). This is in stark contrast to competitors’ use of an expensive, toxic, and explosive gaseous silane and the high-cost CVD process. According to Tesla’s analysis on its Battery Day in 2020, a simple process using the metallurgical grade Si (as invented by Honeycomb) can have a Si anode price potentially as low as $1.25/KWh of cell. In contrast, the CVD Si anode price is estimated to be > $100/KWh. We believe only Honeycomb cost-effectively produces the high Si content anode materials (graphene/elastomer encapsulated Si particles, first-cycle efficiency up to 94% and specific capacity of 2,000-3,200 mAh/g) that meet the requirements of increased energy density and lower cost for next-gen EV batteries.

HBC's Graphene-Enhanced Si Anode Material: Low Cost, High Performance

Graphene
Low-cost silicon or coated Si
Other additives
Low-cost high-volume production equipment
GCA-Si

- **Significantly lower cost per kWh**
- **Advanced particle structural design to overcome Si swelling challenges**

- Only HBC cost-effectively produces the high Si content anode materials (graphene/elastomer encapsulated Si particles, first-cycle efficiency up to 94% and specific capacity of 2,000-3,000 mAh/g) that meet the requirements of increased energy density and lower cost for next-gen EV batteries.
- HBC's patented technologies enable highly scalable production of high-performance Si-rich products in a cost-effective and safe manner. In contrast, competitors produce Si anode materials via Chemical Vapor Deposition (CVD) method, which is expensive and difficult to scale up, and uses toxic or explosive gaseous raw materials (Silane).

CVD Silicon source (Silane can be expensive & explosive)

CVD Anode alone
> $100/KWh

Nano Si coating inside porous carbon
(Expensive process)
Or
Si nano wire (Slow Growth)

Reference: Tesla Battery Day (09/2020)

Fig. 8 One type of Honeycomb’s Si-rich anode active materials.

Process-friendly quasi-solid and solid-state electrolytes:    Honeycomb has developed a truly disruptive solid-state platform technology that can help solidify the battery safety of the EV industry. Our key electrolyte technologies may be summarized as follows: (a) we invented elastomeric solid electrolytes; (b) we have highly significant IP in in-situ curing or in-situ solidification of polymer electrolytes; (c) we invented quasi-solid electrolytes; (d) we developed thermally stable and flame-retardant polymer and polymer/inorganic hybrid electrolytes; (e) our electrolytes are compatible with current Li-ion infrastructure and processes; and (f) We have versatile and easy-to-process solid-state electrolytes for safe lithium-ion and lithium-metal batteries. As summarized in Fig. 9 below, we have earliest IP in quasi-solid electrolytes (solvent-in-salt and solvent-in-polymer), and strong IP position in solid polymer electrolytes (in situ polymerization and solid elastomeric electrolytes), and polymer composite electrolytes (elastic, flame-retardant and high-temperature polymer electrolytes).

Fig. 9 Types of electrolytes for Li-ion and Li metal batteries.

Lithium metal cells:    Lithium metal anode protection is key to the commercialization of all-solid-state or liquid-state lithium metal batteries (any battery that makes use lithium metal as the anode active material; hence, higher energy density). We believe that Honeycomb has the most significant IP in the area of lithium metal anode protection (50+ U.S. patents and many foreign patents). Our graphene- and/or polymer-enabled lithium metal protection technologies can overcome technical barriers (for example, lithium dendrites, large interfacial impedance, etc.) that have thus far impeded commercialization of solid-state lithium metal batteries. We believe that our graphene/polymer-based Li metal protection layers are key enabling technologies for all types of solid-state lithium metal batteries. For instance, Honeycomb’s anode-protecting layers and elastomeric solid electrolytes accelerate commercialization of ultra-thin lithium (Li-light) anode or anodeless batteries, both featuring reduced cell weight and volume and thus higher energy densities. We can provide innovative drop-in solutions, leading to reduced costs (vs. other solid-state lithium metal batteries).

Lithium-sulfur and lithium-selenium cells:    Honeycomb researchers are pioneers in the field of graphene-enabled Li-S and Li-Se batteries, having 50+ U.S. patents and numerous foreign patents in this subject. In particular, Honeycomb has developed nanostructured graphene-sulfur cathode that has (a) exceptionally high sulfur content and utilization efficiency; (b) high specific capacity (up to 1,000 mAh/g); (c) high specific energy (theoretically capable of up to 500 Wh/kg; over 2x that of traditional lithium ion cells); and (d) minimal shuttle effect, enabling good cycle-life.

Beyond Lithium Chemistries:    Honeycomb has also developed impressive technologies in other types of batteries. Honeycomb is a pioneer in the field of aluminum-ion cells, having quite likely the most significant IP in this topic. Honeycomb also has good IP in the sodium-ion cells.

In summary, Honeycomb is the inventor of many key enabling battery technologies, including (as examples) graphene-enabled batteries, elastic polymer-protected batteries, quasi-solid electrolytes, elastomeric solid-state electrolytes, flame-retardant polymer composite electrolytes, graphene-enabled bipolar electrodes and batteries, etc. This massive IP portfolio provides EV and energy storage systems (ESS) industries with several disruptive battery technologies, for example, (a) Si-rich anode having a high performance/cost ratio, (b) high-capacity sulfur cathode materials (Co-, Ni-, and Mn-free), (c) highly process-friendly solid-state electrolytes, (d) protected lithium metal anode, essential to the success of future lithium metal batteries, (e) fast chargeability, (f) aluminum-ion cells, and (g) sodium-ion cells.

We believe that Honeycomb’s battery products have the following features or advantages:

•        Higher energy density.    We can provide 20% to 80% increase in EV driving range to eliminate range anxiety.

•        Solid-state performance.    We can facilitate the conversion of lithium-ion battery facilities into solid-state lithium battery production lines. We expect Honeycomb solid-state batteries to become available in two to three years as compared to four to seven years from our competitors.

•        Safety.    Quasi-solid and solid-state electrolytes provide effective solutions to battery fire and explosion issues.

•        Lower cost per kilowatt-hour.    We believe our technology can provide a cost advantage as compared to our competitors. We expect our high-capacity anodes, cathodes, electrolyte technology and unique module/pack-level can result in energy density increases, lower pack system costs, safety improvements, reduced cooling provisions, eliminated or reduced electrochemical formation, and the ability to use current lithium-ion cell production equipment,

•        Faster charging.    We are developing anode materials designs, innovative cell configurations, and both passive and active thermal management at both cell- and pack-levels for improved charging speeds.

Manufacturing and Supply

Honeycomb plans to be a supplier of all-solid-state cells (for the EV, energy storage systems and portable electronics markets) and certain battery components/materials (for example, graphite-, Si oxide-, and Si-rich anode materials and electrolytes) to select customers or strategic partners.

We have a sustainable graphite anode material manufacturing plan. We plan to produce biomass-derived graphite anode materials, subject to the Supply and License Agreement with our Parent, which allows Honeycomb to manufacture graphene and graphite products for use in our battery-related products and prohibits resale of the manufactured graphene and graphite products other than after modification to create electrode materials. During Phase 1, which we expect will last three years, we intend to source proper biochar products from biochar suppliers and convert these products into graphite anode materials using a proprietary process. After 3 years, we intend to implement a significantly lower temperature process for reduced costs. Advantages of biochar as a raw material include sustainability, lower material cost and fewer steps as compared to production of graphite from petroleum or coal sources. In addition, heat treatment equipment for graphite production is available from multiple vendors located in many counties or regions.

Our business is not equipment-limited. As an example, 100,000 tons of graphite requires 400,000 tons of biomass, which is just 0.015% of the total available source of 2,700 million tons available per year. 900 million tons of forest residues and wood processing residues combined are available, and an additional 1,800 million tons of biomass feedstock are available from the following species: distillers grains, orchard waste, almond shells, mixed paper, corn waste, saw dust, switch-grass, cane bagasse, wheat straw, timber, acacia wood waste, fruit bunch, cassava waste and palm kernel shell.

We expect to scale up our silicon anode material production capacity from 15 MT per year to greater than 3,000 MT per year by 2026. Our Dayton, Ohio, anode materials production line has a current capacity of 15 MT per year, and we expect to scale it up to a capacity of 600 MT per year by 2024.

We plan to begin with the toll manufacturing/joint venture (“TM/JV”) model for commercializing the solid-state battery technologies. At a later stage, we may consider building our own facilities for producing certain specialty cells (such as bipolar or high-voltage cells) responsive to market demands. We expect the TM/JV partners to acquire silicon-rich anode materials and electrolyte formulations from us as part of the TM/JV agreement. We will also supply both graphite-dominant and silicon-rich anode materials to customers that choose to use liquid electrolytes in their lithium-ion cells.

Expected manufacturing capacity.    We have contacted multiple Li-ion cell manufacturers for the possibility of toll manufacturing of solid-state cells for Honeycomb and remain engaged in discussions.

Accumulative Capacity (GWh) Si-Rich All-Solid-State Battery Production	Year 1 2023	Year 2 2024	Year 3 2025	Year 4 2026	Year 5 2027	Year 6 2028	Year 7 2029	Year 8 2030
Pilot (1 GWh)	—	—	0.5	1	1	1	1	1
Joint Venture Gigafactory-1 (2 GWh)	—	—	0.5	2	2	2	2	2
3rd party manufacturing (50 GWh)	—	0.1	1.2	2.3	9	13	25	50
Joint Venture Gigafactory-2 (20 GWh)	—	—	—	—	—	—	5	20

Summary of research, design, development, manufacturing and commercialization.

	Product Refinement	Manufacturing/Commercialization
		Pre-Production (Pilot)	Production
Steps	Develop A, B and C samples to meet technical expectations.	• Design and evaluate equipment for pilot plant • Purchase equipment • Install equipment • Test run • Send samples to customers	• Plant location survey • Engineering design • Evaluate equipment • Purchase equipment • Install equipment • Test run • Send samples to customers
Potential Material Obstacle	With adequate resources, we do not anticipate any material technical obstacles.

The lead time of certain equipment (for example, battery cell production equipment) is excessively long (9 – 18 months). We are interacting proactively with potential suppliers in multiple regions in the hope of shortening the waiting period.

•   Same lead time issue.

•   Certain production equipment (for example, SiOx production) must be custom-designed. We have started working with selected engineering design companies and equipment manufacturers to overcome this engineering issue.

Liquidity constraints.    With existing Honeycomb funds prior to the closing of the business combination, we can complete the A-sample in the above chart. For the remaining steps, we may need to seek additional debt or equity financing. If the financing is not available, or if the terms of financing are less desirable than we expect, we may be forced to take actions to reduce our capital or operating expenditures, including by eliminating redundancies, or reducing or delaying our production facility expansion. Please see the section titled “Honeycomb’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.

Intellectual Property

Honeycomb has an outstanding portfolio of over 520 patents on batteries that have been transferred from our parent company, Global Graphene Group (G3). This portfolio contains many key patents for next generation EV batteries. Honeycomb is the inventor of graphene-enabled batteries, elastic polymer-protected batteries, quasi-solid electrolytes, elastomeric solid-state electrolytes, advanced polymer/inorganic hybrid electrolytes, and numerous other disruptive battery technologies. This massive intellectual portfolio provides the EV industry with what we believe to be several key enabling battery technologies, such as silicon-rich anode having the highest performance/cost ratio, the highest-capacity sulfur cathode materials (free of cobalt, nickel and manganese), the most process-friendly solid-state electrolytes, protected lithium metal anode, fast chargeability, aluminum-ion cells and sodium-ion cells. Honeycomb holds more than 100 key U.S. patents on graphene- or polymer-enhanced silicon-based materials. It holds more than 35 key U.S. patents on fire-resistant electrolytes for lithium batteries. It holds more than 70 U.S. patents on key technologies for next-generation all-solid state or lithium metal batteries. It also holds advanced current collector patents; these technologies are capable of extending cycle life and improving operating temperatures and voltages. The year of expiration of these key U.S. patents generally ranges from as early as 2028 to as late as 2040. Most of the intellectual property to be utilized by the Combined Company is intellectual property that is owned by Honeycomb (having been transferred from G3 to Honeycomb via the Patent Assignment, dated as of February 8, 2023 (the “Patent Assignment”)). Honeycomb licenses a relatively small number of patents relating to graphene and graphite production from G3 pursuant to the Supply and License Agreement, under which there are no significant limitations. These patent rights are licensed on an irrevocable, non-exclusive, royalty-free basis.

We believe we have the most advanced IP in process-friendly and cost-effective polymer/inorganic hybrid solid electrolytes that are fire/flame-resistant, which effectively overcomes the fire/explosion issues commonly associated with liquid electrolytes. KnowMade has analyzed more than 14,400 patent filings related to “solid-state Li-ion batteries with inorganic solid electrolytes.” The G3 battery IP (now Honeycomb) is one of only two U.S. companies recognized in its list of the top 31 companies (Fig. 10).

Solid-state Li-ion batteries with inorganic solid electrolytes

Main patent assignees

Ranking of patent assignees according to the number of their patent families related to solid-state Li-ion batteries with inorganic solid electrolyte
A patent family is a set of patents filed in multiple countries to protect a single invention by a common inventor(s).
A first application is made in one country – the priority country – and is then extended to other countries.
Knowmade © 2021
Number of patent families
Material manufacturers
Battery manufacturers
Both Material and Battery manufacturers
End-Users and integrators
Electronic component manufacturers
Equipment manufacturers
R&D labs
Toyota 1163
Panasonic / Sanyo 268
Idemitsu Kosan 261
Samsung 233
LG Chem 178
Murata Manufacturing / Sony 156
Sumitomo Electric Industries 148
Bosch / Seeo 142
Fujifilm 140
NGK 123
Hyundai / Kia 113
OHARA 93
TDK 91
Furukawa 88
Seiko 84
QingTao Energy Development... 59
AIST - National Institute of... 57
Hitachi 53
BYD 52
Hitachi Zosen 52
Kyocera 52
KITECH - Korea Institute of... 51
Harbin Institute of Technology 48
Honda 46
Osaka University 46
Toshiba 44
SVOLT Energy Technology (蜂... 43
Mitsui Mining & Smelting (AKA... 42
QuantumScape 42
UNIST - Ulsan National... 42
Global Graphene 41

Fig. 10 Honeycomb/G3 is recognized as a leader in solid-state battery technologies.

Another KnowMade report (Fig. 11) has identified Honeycomb/G3 as the U.S. leader in the Si anode technology. In the USA, Honeycomb/G3 is No. 1 (having 131 patent families in the Si anode), followed by GM (90), Enevate (77), and Amprius (71). Further, Honeycomb/G3 is ranked No. 9 in the entire battery industry, after 8 major Li-ion battery cell producers; however, Honeycomb/G3 is No. 1 among all the battery start-ups in the world.

Fig. 11 Honeycomb/G3 is recognized as a leader in “Silicon Anode for Li-ion Batteries.”

Our high silicon-content anode provides a drop-in solution to enhancing the energy density of a lithium-ion battery. We have the earliest and most significant IP on elastic polymer-protected silicon particles, which is the most cost-effective silicon anode as identified by Tesla on its “Battery Day” in 2020. We are uniquely positioned to commercialize high silicon content-based all-solid-state batteries. We believe a partnership with Honeycomb will help solidify an EV maker’s success as the worldwide leader in safe EVs for decades to come.

We are proud to be recognized as one of the Global Top 100 Innovators (Fig. 12), a testimony to not only the quantity but also the quality of our IP. In April 2022, LexisNexis published “Innovation Momentum 2022: The Global Top 100,” a comprehensive IP report that recognized global technology companies with exceptional technological relevance for the future, market coverage, and citation index. We were one of 12 companies recognized in the report under the Chemicals and Materials industry sector, and one of only 2 such US-based companies that received the honor. Other innovators listed in this sector are prominent EV battery companies such as LG Chem, Samsung SDI, and CATL. We are the only battery start-up listed among these top 100 innovators.

Fig. 12 Third party validation of Honeycomb/G3’s IP quality

The strong IP portfolio enables Honeycomb to become a market and technology leader in the battery space for decades to come.

Competition

We compete directly and indirectly with current battery manufacturers and with an increasing number of companies that are developing new battery technologies and chemistries to address the growing market for electrified mobility solutions. The EV battery industry is fast-growing and highly competitive. We primarily compete with other silicon anode materials start-ups, such as Sila, Amprius and Group 14, which are all highly promising battery companies.

Our competitors produce silicon anode materials via CVD, which is expensive and difficult to scale up, and uses explosive gaseous raw materials. In contrast, our patented technologies enable highly scalable low-cost silicon-rich products that are compatible with solid-state and liquid-state electrolytes and have greater energy density and lower cost per kilowatt hour. Additionally, Honeycomb may be perceived to compete with certain other solid-state or lithium metal battery start-ups, such as QuantumScape, Solid Power and SES. However, we view these companies as potential strategic partners, not competitors. For instance, Honeycomb has complementary IPs that can help each of these companies accelerate the commercialization of their lithium metal batteries (for example, by providing graphene/elastomer-protected Li metal anode technologies). Our lithium metal protection technologies are capable of addressing certain known issues associated with rigid inorganic solid electrolytes, such as large electrode/electrode interfacial impedance and the typically high stack-holding pressure.

Honeycomb’s solid state batteries can be produced at scale and cost-effectively using current lithium-ion cell production process and equipment, thus enabling fast time-to-market compared to all-solid-state batteries. This versatile platform technology can potentially transform the lithium-ion battery industry into producers of safe, solid-state batteries for EV, ESS, consumer electronics, and other power storage applications.

We believe we have the most significant and complete IP portfolio for next-generation EV batteries among all battery start-ups in the world. As of late February 2023, we had more U.S. patents than the combined number of patents held by five recent EV battery material/cell start-ups that became public companies through mergers with SPACs. We believe this IP leadership will enable us to maintain strategic advantages for decades to come.

The following two charts summarize the key attributes that differentiate Honeycomb’s products and technologies from some perceived competitors (Fig. 13 and Fig. 14):

HBC vs. Other Silicon Anode Materials Start-ups

Flammable liquid electrolyte (applies to A, B, C)

	hbc	A	B	C
Primary Business Scope	Graphene/Si powder & solid-state cells	CVD Si/C manufacturing	CVD Silicon nanowire cells	CVD Si/C manufacturing
Scalability	*****	?	?	?
Cost Competitiveness	*****	***	***	***
Specific Capacity @ Product Level	*****	***	*****	***
1st Cycle Efficiency	*****	?	***	****
Cycle Life	****	****	****	****
Estimated No. of US Patent Applications (# issued) on battery, as of 2/26/2023, USPTO data	355 (214 issued)	104 (52 issued)	60 (39 issued)	38 (18 issued)

Dominant IPs, proven scalability, low cost, and highest-performing Si-rich anode materials → the best Si anode solution

Fig. 13 A brief summary of Honeycomb’s product/technology attributes vs. other key silicon anode-focused battery start-ups.

		hbc	D	E	F
Primary Business Scope		**All-solid-state cells (Si-rich & Li metal anode)**	**Lithium metal cell manufacturing**	Licensing + solid electrolyte sales	**Lithium metal cell manufacturing**
Capital Investment Requirement		Light to moderate	Intensive	Light	Moderate
Core Technologies	Li-metal Anode Protection	✓	✓		✓
	Cathode	✓	?		
	Electrolyte	✓	✓	✓	✓
	Current Collector	✓			
Applicable Cell Format	Cylindrical	✓			?
	Pouch	✓	✓	✓	✓
	Prismatic	✓	✓	✓	✓
Estimated No. of US Patent Applications (# issued), as of 2/26/2023, USPTO data		**355 US patents (214 issued)**	146 (86 issued)	15 (3 issued)	23 (15 issued)

Dominant IPs, most process-friendly solid & quasi-solid electrolytes, advanced lithium metal protection technologies, and more...

Fig. 14 A brief summary of Honeycomb’s product/technology attributes vs. other key lithium metal cell-focused battery start-ups.

Human Capital

We believe that our success is driven by our team of technology innovators and experienced business leaders. We seek to hire and develop employees who are dedicated to our strategic mission. As of February 2023, we employed 38 full time employees, 4 part time employees and 1 temporary employee based in our headquarters in Dayton, Ohio. We are in the process of recruiting additional employees in the various operational departments.

We are committed to maintaining equitable compensation programs including equity participation. We offer market-competitive salaries and strong equity compensation aimed at attracting and retaining team members capable of making exceptional contributions to our success. Our compensation decisions are guided by the external market, role criticality, and the contributions of each team member.

Facilities

Our corporate headquarters is located in Dayton, Ohio, where we own a building of approximately 27,646 square feet and lease a building of approximately 7,097 square feet.

Government Regulation and Compliance

There are government regulations pertaining to battery safety, transportation of batteries, use of batteries in vehicles, factory safety and disposal of hazardous materials. We will ultimately have to comply with these regulations to sell our battery products into market.

For example, we expect to become subject to federal and state environmental laws and regulations regarding the handling and disposal of hazardous substances and solid waste, to include electronic waste and battery cells. These laws regulate the generation, storage, treatment, transportation, and disposal of solid and hazardous waste and may impose strict, joint and several liability for the investigation and remediation of areas where hazardous substances may have been released or disposed. In the course of ordinary operations, we, through third parties and contractors, might in the future handle hazardous substances within the meaning of the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) and similar state statutes and, as a result, may be jointly and severally liable for all or part of the costs required to clean up sites at which these hazardous substances have been released into the environment. We might also become subject to the strict requirements of the Resource Conservation and Recovery Act (“RCRA”) and comparable state statutes for the generation or disposal of solid waste, which may include hazardous waste.

Honeycomb expects to use existing factories to produce solid-state batteries. The Occupational Safety and Health Act (“OSHA”), and comparable laws in other jurisdictions, regulate the protection of the health and safety of workers in such factories. In addition, the OSHA hazard communication standard requires that information be maintained about any hazardous materials used or produced in operations and that this information be provided to employees, state and local government authorities, and the public.

The use, storage and disposal of battery packs is regulated under federal law. We expect any batteries we produce will be required to conform to mandatory regulations governing the transport of “dangerous goods” that may present a risk in transportation, which includes lithium-ion batteries, and are subject to regulations issued by the Pipeline and Hazardous Materials Safety Administration (“PHMSA”). These regulations are based on the UN Recommendations on the Safe Transport of Dangerous Goods Model Regulations and related UN Manual Tests and Criteria. The regulations vary by mode of transportation when these items are shipped, such as by ocean vessel, rail, truck or air.

We expect that the EVs that would use our battery technology would be subject to numerous regulatory requirements established by the National Highway Traffic Safety Administration (“NHTSA”), including applicable U.S. federal motor vehicle safety standards (“FMVSS”). EV manufacturers must self-certify that the vehicles meet or are exempt from all applicable FMVSSs before a vehicle can be imported into or sold in the U.S. There are numerous FMVSSs that we expect would apply to vehicles that would use our battery technology. Examples of these requirements include:

•        Electric Vehicle Safety — limitations on electrolyte spillage, battery retention and avoidance of electric shock following specified crash tests;

•        Crash Tests for High-Voltage System Integrity — preventing electric shock from high voltage systems and fires that result from fuel spillage during and after motor vehicle crashes.

We will conduct internal tests, such as nail-penetration, over-charging, and over-discharging at elevated temperature. In addition, third parties, for example Underwriters Lab (UL), will be engaged to conduct safety tests. We will also work with OEMs to perform any additional safety tests as required.

For more information, see “Risk Factors — Risks Related to Legal and Regulatory Compliance” discussing regulations and regulatory risks related to product liability, tax, employment, export controls, trade, data collection, privacy, environmental, health and safety, anti-corruption and anti-bribery compliance.”

Legal Proceedings

From time to time, a public company can become involved in litigation or other legal proceedings. We are not currently a party to any litigation or legal proceedings that are likely to have a material adverse effect on our business. Regardless of outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

MANAGEMENT AFTER THE BUSINESS COMBINATION

The following sets forth certain information, as of [_], 2023, concerning the persons who are expected to serve as directors and executive officers of the Combined Company following the Closing and assuming the election of the director nominees at the special meeting as set forth in “Proposal No. 5 — The Director Election Proposal.”

Name	Age	Title
Dr. Bor Jang	70	Executive Chairman and Chief Science Officer
Jaymes Winters	61	Chief Executive Officer
Vlad Prantsevich	32	Chief Financial Officer
Dr. Songhai Chai	45	Chief Technology Officer

Executive Officers

Dr. Bor Jang will serve as Executive Chairman of our Board of Directors and Chief Science Officer. Dr. Jang co-founded HBC in 2015 and has since served as its President. Dr. Jang co-founded AEC in 2012 and has since served as its President. AEC is engaged in the development and commercialization of anode active materials for lithium-ion batteries. Dr. Jang co-founded Angstron Materials, Inc. (“AMI”) in 2007 and has since served as its Chairman. AMI is engaged in the development and commercialization of graphene processes and application technologies. Dr. Jang cofounded G3 in 2016 and has since served as its Chief Executive Officer and Chairman of the Board of Directors, and G3 is the parent of several subsidiaries engaged in the development and commercialization of graphene and battery technologies, including HBC, AEC and AMI. Dr. Jang received his Master’s & Ph.D degrees in Materials Science from MIT. Dr. Jang was the former Dean of the College of Engineering and Computer Science at Wright State University. He was a Fulbright Scholar and Visiting Professor (and an Overseas Fellow of the Churchill College) with the University of Cambridge (1991 – 1992) in the UK. Dr. Jang was elected as a member of the U.S. National Academy of Inventors (NAI) in 2019. Dr. Jang has more than 800 patents to his credit. Most notably, Dr. Jang filed the world’s first patent application on graphene in 2002. This patent was later recognized by Popular Mechanics magazine as one of the “15 patents that changed the world.”

We believe Dr. Jang is qualified to serve on the Combined Company Board because of his extensive executive experience with Honeycomb and his background in sciences and academia. Following the closing of the business combination, Dr. Jang will continue in his roles as Chief Executive Officer and Chairman of the Board of Directors of G3. Dr. Jang will have a dual employment arrangement with Honeycomb and G3, with his time and attention split between the entities approximately 70% and 30%, respectively, and the parties will ensure an overall coordinated approach between Dr. Jang, Honeycomb and G3. In addition, 70% of his compensation and related costs at G3 will be reimbursed to G3 by Honeycomb under the Shared Services Agreement.

Jaymes Winters will serve as our Chief Executive Officer. With over 15 years’ experience as a Chief Executive Officer in the oil and gas, telecommunications and retail spaces with extensive mergers and acquisitions M&A experience, has Mr. Winters been Chief Executive Officer at Mach FM Corp. since its inception in 2015 and oversaw 600 MHz spectrum acquisition via an auction conducted by the Federal Communications Commission, or FCC. He designed a Simultaneous Multiple Round (SMR) analysis using historical data from previous FCC auctions to predict the total amount bid by other participants within 5%. Prior to that, he was founder and Chief Executive Officer of United Energy Inc., which for seven consecutive years was one of the largest African American owned businesses on the West Coast with annual revenues of nearly $100 million and 1,000 employees. Mr. Winters has directed and negotiated four M&A transactions utilizing private equity firms. For over nine years, he was an adjunct professor in the School of Business at Portland State University teaching business strategy, mergers and acquisitions, venture capital and is the author of a college textbook titled “Chronicles of an Urban CEO” (Kendall Hunt Publishing Company, August 2021). Mr. Winters holds a B.S. Business Administration with a minor in Economics from Oregon State University.

Vlad Prantsevich will serve as our Chief Financial Officer. Mr. Prantsevich joined Mach FM Corp. in 2015 and serves as the EVP of Operations. Mr. Prantsevich leads key corporate strategy, finance and operations planning responsibilities, as well as M&A initiatives that include identifying acquisition candidates, financial modeling, transaction structuring, and proprietary valuation models. Additionally, Mr. Prantsevich has more than 6 years of executive management level experience in charge of Corporate Finance at 64 Audio, a global pro audio and consumer electronics brand, where he helped lead the business through a period of rapid growth, implementing key processes, driving software-based improvements of operations, and development of manufacturing and sales channel partners. Mr. Prantsevich holds a B.S. in Business Administration from Portland State University.

Dr. Songhai Chai will serve as our Chief Technology Officer. Since September 2021, Dr. Chai has served as the Deputy Chief Technology Officer of G3, where he leads a group of scientists and engineers to develop high-capacity silicon anode and renewable biochar anode materials, provides scientific and technical guidance to research and development activities, supervises the pilot-scale production of silicon-anode materials and oversees a group of battery engineers and technicians to improve electrode formulation and preparation. From 2015 through September 2021, Dr. Chai served as Senior Battery Scientist of G3, where he developed a variety of novel energy-storage materials for different applications, such as lithium-ion batteries, electrochemical and hybrid capacitors. From 2010 to 2015, Dr. Chai was a Research Associate, working on carbon and energy storage materials, at Oak Ridge National Lab. Dr. Chai has co-authored seven issued U.S. patents, one book chapter, and 45 peer-reviewed research articles and has published in 30 internationally renowned scientific journals, including Nature Communications and the Journal of the American Chemical Society. Dr. Chai received a Ph.D in Chemistry from Tsinghua University and completed his post-doctoral training at the University of California at Berkeley.

Following the closing of the business combination, Dr. Chai is expected to leave his role at G3 and enter into an employment arrangement with Honeycomb.

Non-Executive Director Nominees

Non-executive director nominees will be determined at a later date.

Corporate Governance

Upon the consummation of the business combination, the Combined Company anticipates the initial size of the board of directors will be seven (7). Each director nominee will be voted upon by Nubia’s stockholders at the special meeting.

Board of Directors

The Combined Company’s business and affairs will be organized under the direction of the board of directors. The board of directors of the Combined Company will consist of seven (7) members upon the consummation of the business combination. [_] will serve as Chairman of the board of directors of the Combined Company. The primary responsibilities of the board of directors of the Combined Company will be to provide oversight, strategic guidance, counseling and direction to management. The board of directors of the Combined Company will meet on a regular basis and additionally, as required.

Director Independence

Nasdaq rules generally require that independent directors must comprise a majority of listed company’s board of directors. Upon the consummation of the business combination, the board of directors of the Combined Company is expected to determine that each of the directors on the board of directors of the Combined Company other than [_] and [_] will qualify as an independent director, as defined under the listing rules of Nasdaq, and the board of directors of the Combined Company will consist of a majority of independent directors, as defined under the rules of the SEC and the listing rules of Nasdaq relating to director independence requirements.

Family Relationships

There are no family relationships among any of the individuals who shall serve as directors or executive officers of the Combined Company following the consummation of the business combination.

Role of Board in Risk Oversight

The board of directors of the Combined Company will have extensive involvement in the oversight of risk management related to the Combined Company and its business and will accomplish this oversight through the regular reporting to the board of directors by the audit committee. The audit committee will represent the board of directors by periodically reviewing the Combined Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of the Combined Company’s business and summarize for the board of directors all areas of risk and the appropriate mitigating factors. In addition, the board of directors will receive periodic detailed operating performance reviews from management.

Committees of the Board of Directors

The board of directors of the Combined Company will have an audit committee, a compensation committee, a nominating and corporate governance committee and an executive committee, each of which will have the composition and responsibilities described below upon completion of the business combination. Members will serve on these committees until their resignation or until otherwise determined by the board of directors.

Audit Committee

Following the consummation of the Transactions and subject to the approval of the board of directors of the Combined Company, the audit committee is expected to consist of [_], [_] and [_], with [_] serving as chairperson. The board of the Combined Company is expected to determine (i) that each of [_], [_] and [_] satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and (ii) that [_] qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of Nasdaq. The audit committee of the Combined Company will be responsible for, among other things:

•        selecting and hiring the Combined Company’s registered public accounting firm;

•        evaluating the performance and independence of the Combined Company’s registered public accounting firm;

•        approving the audit and pre-approving any non-audit services to be performed by the Combined Company’s registered public accounting firm;

•        reviewing the integrity of the Combined Company’s financial statements and related disclosures and reviewing the Combined Company’s critical accounting policies and practices;

•        reviewing the adequacy and effectiveness of the Combined Company’s internal control policies and procedures and the Combined Company’s disclosure controls and procedures;

•        overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;

•        reviewing and discussing with management and the registered public accounting firm the results of the annual audit, the Combined Company’s quarterly financial statements and the Combined Company’s publicly filed reports;

•        establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•        reviewing and approving in advance any proposed related-person transactions; and

•        preparing the audit committee report that the SEC requires in the Combined Company’s annual proxy statement.

Compensation Committee

Following the consummation of the Transactions and subject to the approval of the board of directors of the Combined Company, the compensation committee is expected to consist of [_], [_] and [_], with [_] serving as chairperson. The board of the Combined Company is expected to determine that each of [_], [_] and [_] satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC. The compensation committee of the Combined Company will be responsible for, among other things:

•        determining, or recommending to the board of directors for determination, the compensation of the Combined Company’s executive officers, including the chief executive officer;

•        overseeing and setting compensation for the members of the board of directors;

•        administering the Combined Company’s equity compensation plans;

•        overseeing the Combined Company’s overall compensation policies and practices, compensation plans, and benefits programs; and

•        preparing the compensation committee report that the SEC will require in the Combined Company’s annual proxy statement.

Nominating and Corporate Governance Committee

Following the consummation of the Transactions and subject to the approval of the board of directors of the Combined Company, the nominating and corporate governance committee is expected to consist of [_], [_] and [_], with [_] serving as chairperson. The board of the Combined Company is expected to determine that each of [_], [_] and [_] satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC. The nominating and corporate governance committee will be responsible for, among other things:

•        evaluating and making recommendations regarding the composition, organization and governance of the board of directors and its committees;

•        reviewing and making recommendations with regard to the Combined Company’s corporate governance guidelines and compliance with laws and regulations;

•        reviewing conflicts of interest of the Combined Company’s directors and officers and proposed waivers of the Combined Company’s corporate governance guidelines and code of business conducts and ethics; and

•        evaluating the performance of the board of directors and its committees.

Code of Business Conduct and Ethics

Prior to the completion of the business combination, the Combined Company will adopt a code of business conduct and ethics that will apply to all of its employees, officers, and directors, including its executive officers. Upon the completion of the business combination, the full text of the code of business conduct and ethics will be available on the investor relations page on the Combined Company’s website. The Combined Company intends to post any amendment to its code of business conduct and ethics, and any waivers of its requirements, on its website or in filings under the Exchange Act to the extent required by applicable rules or regulations or listing requirements of Nasdaq. Information on or that can be accessed through such website is not part of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the Combined Company’s executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the board of directors.

Involvement in Certain Legal Proceedings

On August 3, 2017, Jaymes W. Winters II, our Chief Executive Officer, filed a petition for bankruptcy under Chapter 7 of the Bankruptcy Code (the “Chapter 7 Case”) in the United States Bankruptcy Court Western District of Washington (Tacoma) (the “Court”) (Case No. 17-42965) to avoid a $2,480,000 judicial lien against his personal residence obtained by Sterling Savings Bank (the “Sterling Savings Lien”), which was held by Umpqua Bank, the successor to Sterling Savings Bank. On November 9, 2018, the Court partially granted Mr. Winters’s motion to avoid the judgment lien of Umpqua Bank and all but $160,725 of Umpqua Bank’s judicial lien was avoided. On May 14, 2018, while the Chapter 7 Case was still open, Mr. Winters filed another petition for bankruptcy under Chapter 13 of the Bankruptcy Code in the United States Bankruptcy Court Western District of Washington (Tacoma) (Case Number: 3:17-BK-42965) to further protect his rights in relation to the Sterling Savings Lien. The Court granted a voluntary dismissal of the Chapter 13 Case on November 27, 2018. As of the date of this proxy statement, both the Chapter 7 Case and the Chapter 13 Case are closed.

EXECUTIVE COMPENSATION

To achieve our goals, the Combined Company intends to design its compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share its philosophy and desire to work towards achieving these goals.

We believe our compensation program should promote the success of the Combined Company and align executive incentives with the long-term interests of our stockholders.

For purposes of this discussion the Combined Company has no “Named Executive Officers” for 2022. All of its executive officers will join the Combined Company after the closing of transactions under the Merger Agreement. None of the tabular compensation disclosure requirements of the SEC’s compensation disclosure rules are applicable in our situation.

We are currently in the process of identifying the individuals who will serve as our executive officers following completion of the transactions under the Merger Agreement. As of the date hereof, we have identified the following individuals who are expected to serve in executive officer positions of Honeycomb:

•        Dr. Bor Jang, Executive Chairman and Chief Science Officer

•        Jaymes Winters, Chief Executive Officer

•        Vlad Prantsevich, Chief Financial Officer

•        Dr. Songhai Chai, Chief Technology Officer

G3 2022 Compensation

The following table provides information regarding the executive compensation earned by, or paid to, the executive officers of G3 during 2022. During 2022, HBC was a wholly-owned subsidiary of G3 and the Restructuring was not in effect.

Name and Principal Position at G3	Salary ($)	Bonus ($)	Equity Awards ($)	Total ($)
Dr. Bor Jang(1) Chief Executive Officer	$200,000	—	—	$200,000(2)
Suzie Wu(3) Senior Vice President	$200,000	—	—	$200,000
Aruna Zhamu(1) Technical Advisor	$150,000	—	—	$150,000(2)
Robert Crouch(1) Vice President, Legal Affairs	$150,000	—	—	$150,000
Songhai Chai(4) Chief Technology Officer	$130,000	—	—	$130,000

____________

(1)      It is anticipated that following the Merger, each of these officers will spend approximately 70% of their time working for the Combined Company. The Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements contained elsewhere in this proxy statement include 70% of the wages and benefits for each of these officers.

(2)      In addition to the salary reflected in the table above, G3 paid for cell phones and $500,000 term life insurance for each of these officers.

(3)      Ms. Wu will not provide any services to the Combined Company following the Merger. The Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements contained elsewhere in this proxy statement do not include any of the wages for this officer.

(4)      Dr. Chai will not provide any services to G3 following the Merger. The Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements contained elsewhere in this proxy statement include all of the wages for this officer.

In addition to the compensation described above, G3 provides benefits to its executive officers on the same basis as provided to all of its other employees, including, medical, dental and vision insurance, life insurance, short and long-term disability insurance and a 401(k) plan. Under the G3 401(k) plan, G3 matches the first 3% of an employee’s salary that such employee contributes to the plan and 50% of the next 2%.

Each of the following executive officers was granted warrants to purchase common stock of G3.

Name	# of Warrants	# of Shares of Common Stock	Exercise Price	Expiration Date
Suzie Wu	8,000	8,000	$22.50	2031
Robert Crouch	5,500	5,500	$22.50	2029
Songhai Chai	4,500	4,500	$15.84	2026

When issued, each of the warrants described in the table above were scheduled to vest as follows: 50% after the second anniversary and 100% after the third anniversary with acceleration of vesting on a change in control of G3.The warrants issued to Mr. Crouch and Dr. Chai are fully vested. The warrants of Ms. Wu will vest 50% in the fall of 2023 and 100% in the fall of 2024.

Compensation

Following the consummation of the transactions under the Merger Agreement, the Combined Company intends to develop an executive compensation program that is designed to align compensation with the Combined Company’s business objectives and the creation of stockholder value, while enabling the Combined Company to attract, retain, incentivize and reward individuals who contribute to the long-term success of the Combined Company. Decisions on the executive compensation program will be made by the Compensation Committee of the Combined Company Board. It is our intention to implement a compensation program that consists of salary, bonus and long term-incentive awards, in line with our startup origins. The material components of our executive compensation package will be salary, bonus and long-term incentive awards that will be based on the average compensation levels for executives at other battery companies that have recently become public companies. We anticipate the salary and bonus for each of our executive officers will be in the following ranges: Chief Executive Officer — $350,000 to $550,000; Chief Financial Officer — $325,000 to $425,000; and Chief Technology Officer — $290,000 to $390,000. See “Proposal No. 4 — The Incentive Plan Proposal” for a description of long-term incentive awards under the plan. Each of the officers will be entitled to participate in any of the health and welfare plans offered to the employees of the Combined Company, including medical, dental and vision insurance, life insurance, short and long-term disability insurance, as well as the Combined Company’s 401(k) plan.

The Combined Company will enter into a new employment agreement with Dr. Jang to serve as the Executive Chairman and Chief Science Officer of the Combined Company. Dr. Jang will have a dual employment arrangement with the Combined Company and G3, with his time and attention split between the entities approximately 70% and 30%, respectively, and the parties will work to provide an overall coordinated approach among Dr. Jang, the Combined Company and G3. Dr. Jang’s employment with the Combined Company is for an initial term of [•] years commencing on the completion of the Merger. It will also provide for a base salary of $[•] and participation in the bonus program and equity incentive program implemented by the Combined Company. Dr. Jang’s employment agreement with the Combined Company will contain customary confidentiality, non-competition, non-solicitation and intellectual property assignment provisions. See “Risk Factors — Risks Related to Honeycomb’s Business and Operations Following the Business Combination — Risks Related to Development and Commercialization — If we are unable to attract and retain key employees and qualified personnel, our ability to compete could be harmed.”

DIRECTOR COMPENSATION

We expect the Combined Company Board to review director compensation periodically to ensure that director compensation remains competitive such that the Combined Company is able to recruit and retain qualified directors. Following the consummation of the transactions under the Merger Agreement, the Combined Company intends to develop a non-employee director compensation program that is designed to align compensation with the Combined Company’s business objectives and the creation of stockholder value, while enabling the Combined Company to attract, retain, incentivize and reward directors who contribute to the long-term success of the Combined Company.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement. Unless the context otherwise requires, all references in this section to the “Combined Company” refer to Nubia and its wholly owned subsidiaries after giving effect to the Transactions.

Introduction

The following unaudited pro forma condensed combined financial statements of Nubia present the combination of the historical financial information of Nubia and HBC adjusted to give effect for the Merger between Nubia and HBC. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of December 31, 2022, combines the historical balance sheet of Nubia and the historical balance sheet of HBC, on a pro forma basis as if the Business Combination had been consummated on December 31, 2022.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022, combines the historical statements of operations of Nubia and HBC for such period on a pro forma basis as if the Business Combination had been consummated on January 1, 2022, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

•        the accompanying notes to the unaudited pro forma condensed combined financial statements;

•        the historical audited financial statements of Nubia as of and for the year ended December 31, 2022 and the related notes thereto, included elsewhere in this proxy statement;

•        the historical audited financial statements of HBC as of and for the year ended December 31, 2022 and the related notes thereto, included elsewhere in this proxy statement; and

•        the sections entitled “Nubia’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Honeycomb’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information relating to Nubia and HBC included elsewhere in this proxy statement, including the Merger Agreement

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what New HBC’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated.

Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of New HBC. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The parties believe that the assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

Description of transaction

Nubia has entered into the Merger Agreement with HBC and certain other entities. The purchase price is $700,000,000, subject to certain adjustments, including a share based contingent earn out of $225,000,000, which will be paid in Nubia stock at a value of $10.00 per share.

The per-share valuation of $10.00 utilized in the Merger Agreement was set solely for the purposes of determining how many shares to issue in the Business Combination and does not reflect the actual price that the shares may be valued at following the Business Combination.

The unaudited pro forma condensed combined information contained herein assumes that Nubia stockholders approve the Business Combination. Pursuant to the Existing Charter, public stockholders are being offered the opportunity to redeem, upon the Closing, Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account (as of two business days prior to the Closing). Pursuant to the Existing Charter, all holders of Public Shares may vote in favor of the Business Combination and still exercise their redemption rights.

Solely for illustrative purposes, the unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of additional redemptions of Nubia common stock:

•        Assuming Minimum Additional Redemptions (“Minimum Redemption”) — this scenario assumes that no Public Shares are redeemed; and

•        Assuming Maximum Redemptions (“Maximum Redemption”) — this scenario assumes the redemption of 12.35 million Public Shares at $10.30 per share, for aggregate payment of approximately $127.2 million from the Trust Account.

The Merger between Nubia and HBC under both the minimum and maximum redemption scenarios is expected to be accounted for as a reverse recapitalization with HBC as the accounting acquirer.

Pro Forma Information
NUBIA AND HBC
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF
DECEMBER 31, 2022
(in thousands)

	HBC (Historical)	Nubia (Historical)	Pro Forma Adjustments Assuming Minimum Redemption		Pro Forma Combined Assuming Minimum Redemption	Pro Forma Adjustments Assuming Maximum Redemption		Pro Forma Combined Assuming Maximum Redemption
ASSETS
Current assets:
Cash and cash equivalents	$622	546	$127,783	A	$120,990	(127,243)	H	—
	—	—	(4,323)	B	—	6,253	J	—
	—	—	(4,708)	C	—	—		—
	—	—	1,070	E	—	—		—
Accounts receivable	1	—	—		1	—		1
Receivable from Parent	1,070	—	(1,070)	E	—	—		—
Inventory	23	—	—		23	—		23
Prepaid expenses and other current assets	33	215	—		248	—		248
Total current assets	1,749	761	118,752		121,262	(120,990)		272

Non-current assets:
Prepaid expenses	—	36	—		36	—		36
Cash and marketable securities held in Trust Account	—	127,783	(127,783)	A	—	—		—
Patents, net	1,332	—	—		1,332	—		1,332
Property and equipment, net	2,630	—	—		2,630	—		2,630
Total non-current assets	3,962	127,819	(127,783)		3,998	—		3,998
TOTAL ASSETS	5,711	128,580	(9,031)		125,260	(120,990)		4,270

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accounts payable and accrued expenses	113	784	—		897	—		897
Notes payable – sponsor	—	125	—		125	—		125
Total current liabilities	113	909	—		1,022	—		1,022

Non-current liabilities:
Deferred underwriting fee payable	—	4,323	(4,323)	B	—	—		—
Total non-current liabilities	—	4,323	(4,323)		—	—		—
Total liabilities	113	5,232	(4,323)		1,022	—		1,022

COMMITMENTS AND CONTINGENCIES

Temporary equity:
Common stock subject to possible redemption		127,243	(127,243)	D	—	—		—
								—
Stockholders’ equity (deficit):								—
Class A common stock	—	—	1	F	9	(1)	H	8
			7	I				—
			1	D
Class B common stock	—	—	—	D	—	—		—
Additional paid-in capital	5,598	—	127,242	D	124,229	(127,242)	H	3,240
	—	—	(3,895)	G	—	6,253	J	—
	—	—	(4,708)	C	—	—		—
	—	—	(1)	F	—	—		—
	—	—	(7)	I	—	—		—
Accumulated deficit	—	(3,895)	3,895	G	—	—		—
Total shareholders’ equity (deficit)	5,598	(3,895)	122,535		124,238	(120,990)		3,248
TOTAL LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ DEFICIT	5,711	128,580	(9,031)		125,260	(120,990)		4,270

NUBIA AND HBC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
(in thousands, except per share data)

	HBC (Historical)	Nubia (Historical)	Pro Forma Adjustments Assuming Minimum Redemption		Pro Forma Combined Assuming Minimum Redemption	Pro Forma Adjustments Assuming Maximum Redemption	Pro Forma Combined Assuming Maximum Redemption
Revenues	$19	$—	$—		$19	—	19
Cost of revenue	3	—	—		3	—	3
Gross profit	16	—	—		16	—	16

Operating costs and expenses:
Research and development	2,923	—	—		2,923	—	2,923
Selling, general and administrative expenses	1,040	—	4,708	BB	6,652	—	6,652
Total operating costs and expenses	3,963	904	4,708		9,575	—	9,575
Income (Loss) from operations	(3,947)	(904)	(4,708)		(9,559)	—	(9,559)

Other income (expense):
Interest income	—	1,813	(1,813)	AA	—	—	—
Change in fair value of derivative liability	—	19	—		19	—	19
Other income (expense)	(1)	6	—		5	—	5
Total other income (expense)	(1)	1,838	(1,813)		24	—	24
Net income (loss) before income tax provision	(3,948)	934	(6,521)		(9,535)	—	(9,535)
Income tax provision	—	(340)	—		(340)		(340)
Net income (loss)	(3,948)	594	(6,521)		(9,875)	—	(9,875)
	HBC (Historical)	Nubia (Historical)	Assuming Minimum Redemption	Assuming Maximum Redemption
Weighted average shares outstanding – Common stock	1,000	—	—	—
Basic and diluted net income per share – Common stock	(3,948)	—	—	—
Weighted average shares outstanding – Class A and Class B common stock subject to redemption	—	9,846,164	85,561,000	73,211,000
Basic and diluted net income per share – Class A and Class B common stock subject to redemption	—	0.05	(0.12)	(0.13)
Weighted average shares outstanding – Class A and Class B non-redeemable common stock	—	3,117,537	—	—
Basic and diluted net income per share – Class A and Class B non-redeemable common stock	—	0.05	—	—

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Description of the Transaction

Nubia has entered into the Merger Agreement with HBC and certain other entities. The purchase price is $700,000,000, subject to certain adjustments, including a share based contingent earn out of $225,000,000, which will be paid in Nubia stock at a value of $10.00 per share.

Note 2 — Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The historical financial information of Nubia and HBC include transaction accounting adjustments to illustrate the estimated effect of the Business Combination and certain other adjustments to provide relevant information necessary for an understanding of New HBC upon consummation of the Business Combination described herein.

The Merger between Nubia and HBC under both the minimum and maximum redemption scenarios is expected to be accounted for as a reverse recapitalization with HBC as the accounting acquirer.

The unaudited pro forma condensed combined financial information has been prepared using both the Minimum Redemption and Maximum Redemption scenarios with respect to the potential redemption of Public Shares into cash solely for illustrative purposes.

The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the transaction accounting adjustments as any change in the deferred tax balance would be offset by an increase in the valuation allowance given the companies’ incurred losses during the historical period presented.

Note 3 — Transaction Accounting Adjustments to the Nubia and HBC Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2022

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2022 are as follows:

(A)    Reflects the reclassification of $127.8 million of cash and cash equivalents held in the Trust Account at the balance sheet date that becomes available to fund expenses in connection with the Business Combination or future cash needs of the Company.

(B)    Reflects the payment of approximately $4.3 million of deferred underwriters’ fees. The fees were paid at the closing out of the Trust Account.

(C)    Reflects the payment of approximately $4.7 million of transaction costs.

(D)    Reflects the reclassification of approximately $127.2 million of common stock subject to possible redemption to permanent equity and conversion of 3.2 million Class B common stock shares to Class A common stock related to the Sponsor and Representative Shares to the underwriter.

(E)    Reflects the settlement of the open related party receivable as part of the merger.

(F)    Reflects the fair value ($139 million) of merger earn out consideration of 22.5 million shares based on Company’s stock market price subject to term limits.

(G)    Reflects the reclassification of Nubia’s historical accumulated deficit.

(H)    Reflects the maximum redemption of approximately 12.35 million shares of common stock for approximately $127.2 million

(I)     Represents the issuance of 70.0 million shares of the company’s Class A common stock to HBC equity holders as consideration for the reverse recapitalization.

(J)     The Company is exploring various forms of additional funding, but does not currently have agreed upon terms.

Note 4 — Transaction Accounting Adjustments to the Nubia and HBC Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2022

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 are as follows:

(AA) Reflects the elimination of interest income in the Trust Account

(BB) Reflects transaction costs.

Note 5 — Loss Per Share

Net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination assuming the shares were outstanding since January 1, 2022. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire periods. Warrants have been excluded from the calculation as they are anti-dilutive.

Presented below is a reconciliation of the Nubia historical weighted average shares to the pro forma weighted average shares.

	Shares subject to redemption	Shares not subject to redemption
Year ended December 31, 2022 historical average shares	9,846,164	3,117,537
Adjust shares to assume outstanding for full year	2,503,836	93,463
Adjusted shares	12,350,000	3,211,000
Convert Sponsor and Underwriter shares to Public shares upon business combination	3,211,000	(3,211,000)
Adjusted shares	15,561,000	—
Add HBC shares	70,000,000
Total shares outstanding – no redemptions	85,561,000
Adjust for 50% redemptions	(6,175,000)
Total shares outstanding – 50% redemptions	79,386,000
Further adjust for 100% redemptions	(6,175,000)
Total shares outstanding – 100% redemptions	73,211,000

The unaudited pro forma condensed combined financial information has been prepared assuming three alternative levels of redemption for the year ended December 31, 2022:

	HBC Historical	Nubia Historical	Minimum Redemption	50% of Maximum Redemption	Maximum Redemption
Weighted average shares outstanding – common stock subject to redemption	1,000	9,846,164	85,561,000	79,386,000	73,211,000
Basic and diluted net loss per share – common stock subject to redemption	(3,948)	0.05	(0.12)	(0.12)	(0.13)
Weighted average shares outstanding – non-redeemable common stock	—	3,117,539	—	—	—
Basic and diluted net income per share – non-redeemable common stock	—	0.05	—	—	—

HONEYCOMB’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of Honeycomb’s financial condition and results of operations should be read in conjunction with the Battery Group of Global Graphene Group, Inc. Combined Carved-Out historical audited annual financial statements for the years ended December 31, 2022 and 2021, and the related notes that are contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. Honeycomb’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors. Please see “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in other parts of this proxy statement.

Except where the context otherwise requires or where otherwise indicated, references in this section to the terms “Honeycomb,” “we,” “us,” “our,” “our Company” and “our business” refer, prior to the Restructuring, to the battery group of G3 together with its consolidated subsidiaries, and after the Restructuring, to the Combined Company together with its consolidated subsidiaries.

Forward Looking Statements

All statements other than statements of historical facts contained in this report, including statements regarding future operations, are forward-looking statements. In some cases, forward-looking statements may be identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “expect,” “objective,” “plan,” “potential,” “seek,” “grow,” “target,” “if,” and similar expressions intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations, objectives, and financial needs.

Overview

HBC is a wholly-owned subsidiary of G3, which was formed in February 2016 as a holding company for various graphene and battery-related companies. G3 is engaged in research and development activities related to the production and application of graphene and graphene-enabled technologies, including but not limited to battery and electric conductivity applications, thermal management, corrosion control, rubber composites and others. The core business of G3 is the HBC battery business. In connection with the business combination contemplated under the Merger Agreement, G3 has, or will, contribute all the assets held by G3 with respect to the battery business to HBC. Honeycomb is essentially an advanced materials and battery technology enterprise, focused on the development and commercialization of next-generation battery technologies. As of December 2022, G3 held over 520 patents and patent applications related to batteries and battery components, which have been transferred to HBC as part of the Restructuring.

G3 is in the process of converting Honeycomb into an independently operated company as a part of the Restructuring, which will involve (i) the transfer from G3 to HBC of all real property, personal property and equipment, contracts and agreements of G3 related to the Battery Business; (ii) execution by G3 and HBC of the Supply and License Agreement, under which G3 will sell to and supply from time to time HBC certain graphene and graphite products and G3 will provide to HBC a non-exclusive license to certain G3 patents, technology and know-how relating to graphene production to make and have made graphene materials for HBC’s own needs; (iii) assignment of all G3 employees fully dedicated to the Battery Business; and (iv) execution by G3 and HBC of the Shared Services Agreement, pursuant to which, among other things, G3 will continue to provide Honeycomb with certain operational and other support services, including assigning certain employees to work for Honeycomb to provide support to Honeycomb’s operations and sending its employees to Honeycomb on a short-term basis to provide support, and sharing the use of certain equipment, administrative office space, production space, laboratory space and loading space.

Completion of the Restructuring is a condition to closing of the business combination and the parties expect that the Restructuring will be substantially complete prior to the special meeting.

The Business Combination

HBC entered into the Merger Agreement with Nubia and Merger Sub on February 16, 2023. Pursuant to the Merger Agreement, and assuming a favorable vote of Nubia’s stockholders, Merger Sub will be merged with and into HBC. Upon the Closing, the separate corporate existence of Merger Sub shall cease, and HBC will survive and become a wholly owned subsidiary of Nubia. The business combination is anticipated to be accounted for as a reverse recapitalization. HBC will be deemed the accounting predecessor and the combined entity will be the successor SEC registrant, meaning that Honeycomb’s financial statements for previous periods will be disclosed in the registrant’s future periodic reports filed with the SEC. Under this method of accounting, Nubia will be treated as the acquired company for financial statement reporting purposes. The most significant changes in the Combined Company’s future reported financial position and results, (i) assuming no stockholder redemptions, are expected to be an estimated $120.4 million net increase in cash and cash equivalents (as compared to Honeycomb’s balance sheet at December 31, 2022) and an estimated $118.6 million net increase in total stockholders’ equity (as compared to Honeycomb’s balance sheet at December 31, 2022) and (ii) assuming full stockholder redemptions, are expected to be an estimated $(6.9) million net decrease in cash and cash equivalents (as compared to Honeycomb’s balance sheet at December 31, 2022) and an estimated $(8.6) million net decrease in total stockholders’ equity (as compared to Honeycomb’s balance sheet at December 31, 2022). Total transaction costs are estimated at approximately $4.7 million. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

As a result of the business combination, the Combined Company will become the successor to an SEC-registered and Nasdaq-listed company, which will require the Combined Company to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. In addition, following the business combination, we expect that our research and development and other expenses will continue to increase as we expand our product offerings and market our products. See “— Liquidity and Capital Resources.”

Basis of Presentation

We currently conduct our battery business through one operating segment. Historically-speaking, as a research and development company with minimal commercial operations, our activities to date have been limited and were conducted primarily in the United States, although we do have one office in Taiwan that is dedicated to research and development. Our historical results are reported under U.S. GAAP and in U.S. dollars. The combined carved-out financial statements have been derived from the accounting records of G3 to include the assets, liabilities, revenues and expenses of the battery business, which includes two subsidiaries, HBC and AEC, assets of G3 to be contributed to HBC by G3 and select and certain allocated expenses of G3 in connection with our restructuring.

Key Factors Affecting Our Performance

We have historically been a research and development company. We believe that our future performance and success depends on several factors that present significant opportunities for us but also pose significant risks and challenges, including those discussed in “Risk Factors,” appearing elsewhere in this proxy statement.

In addition to meeting our continued development and marketing goals, future growth and demand for our products is highly dependent upon market acceptance of our products. For more information, please see “Information about Honeycomb” above.

As a development-stage company, HBC has not yet generated significant revenues through production of our products. The revenue we have generated to date has primarily come from evaluation-quantity product sales.

Achieving commercialization of our next generation EV battery technologies will require us to make significant capital expenditures to scale our production capacity of battery component parts. Based on our current expectations, we estimate that our capital expenditure requirements will range between $18.8 million and $36.5 million and that it will take approximately 12 to 18 months following the closing of the business combination to commence volume manufacturing. The capacity and timing of our future manufacturing requirements, and related capital expenditures, remain uncertain and will depend on a variety of factors including research and development timeline, availability of equipment, installation and funding.

The COVID-19 pandemic affected our operations through the loss of personnel which resulted in the delay of our research and development and the commercialization of our products.

Components of Our Results of Operations

We have been a research and development stage company and our historical results may not be indicative of our future results for reasons that may be difficult to anticipate. Accordingly, the drivers of our future financial results, as well as the components of such results, may not be comparable to our historical or projected results of operations.

Net Sales

We have historically generated minimal revenues from evaluation-quantity product sales.

Cost of Goods Sold

Cost of goods sold consists primarily of materials, direct labor, and related overhead costs.

Operating Expenses

Our significant operating expenses include (i) salaries, benefits and payroll taxes and other related personnel costs, (ii) rent and utilities; (iii) professional fees, which include primarily legal fees and accounting, (iv) repairs and maintenance with respect to our equipment, (v) supplies, and (vi) depreciation and amortization.

Results of Operations

Comparison of the Year Ended December 31, 2021 and 2022

	Year Ended December 31,		Change
	2021	2022	($)	(%)
Net Sales	10,396	19,036	8,640	83%
Cost of goods sold	20,863	2,934	(17,929)	(86)%
Gross profit (loss)	(10,467)	16,102	26,569	(254)%
Operating expenses:
Wages, benefits and payroll taxes	2,093,139	2,528,120	434,981	21%
Marketing & advertising	921	1,079	158	17%
Rent	38,856	35,937	(2,919)	(8)%
Professional Fees	234,873	204,157	(30,716)	(13)%
Repairs and Maintenance	153,585	132,970	(20,615)	(13)%
Utilities	93,487	115,726	22,239	24%
Supplies	181,992	261,273	79,281	44%
Travel	17,405	16,473	(932)	(5)%
Dues and Subscriptions	2,253	115	(2,138)	(95)%

Depreciation and amortization	657,182	606,911	(50,271)	(8)%
Other	355	59,376	59,021	NM
Total operating expenses	3,474,046	3,962,136	488,090	14%
Operating Loss	(3,484,513)	(3,946,035)	(461,522)	(13)%
Other income (expense)
Interest income	2	—	(2)	NM
Other income	12,595	—	(12,595)	NM
Other Expense	2,804	1,178	(1,626)	(58)%
Total other income (expense)	9,793	(1,178)	(10,971)	(112)%
Net Loss before income taxes	(3,474,720)	(3,947,213)	(472,493)	(14)%
Benefit (provision) for income taxes	—	—	—
Net loss	(3,474,720)	(3,947,213)	(472,493)	(14)%

NM = not meaningful

Net Sales

Net sales increased by approximately $8,640, or approximately 83% for the year ended December 31, 2022 compared to the same period in 2021. We are a research and development stage company who has not yet begun the commercialization of its products and sales of its products are on an isolated basis.

Cost of Goods Sold

Cost of goods sold decreased by approximately $17,929, or approximately 86%, for the year ended December 31, 2022, compared to the same period in 2021. The decrease was primarily due to reduced donations of products and materials to universities and other research institutions during this period.

Operating Expenses

Our operating expenses increased by approximately $488,090, or approximately 14% for the year ended December 31, 2022 compared to the same period in 2021. The increase was primarily attributable to increases in wages, benefits and payroll taxes as vacant positions were filled following the COVID-19 pandemic. The increase was also due to increased costs of our research and development supplies and repairs and maintenance, and was partially offset by reduced costs for depreciation and amortization and professional fees.

Liquidity and Capital Resources

Liquidity describes the ability of a company to generate sufficient cash flows to meet the cash requirements of its business operations, including working capital needs, debt service, acquisitions, contractual obligations and other commitments. As of the date of this proxy statement, we have yet to generate sustaining revenue from our business operations and have funded capital expenditure and working capital requirements through equity and debt financing and, to a lesser extent, government grants. Our ability to successfully develop our products, commence commercial operations and expand our business will depend on many factors, including our working capital needs, the availability of equity or debt financing and, over time, our ability to generate cash flows from operations.

In addition, as discussed in the Summary of Significant Accounting Policies note to the Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements contained elsewhere in this proxy statement, we have experienced recurring losses from operations and negative cash flows from operations that raise substantial doubt about our ability to continue as a going concern. In their report for the year ended December 31, 2022, our auditors have expressed substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern depends on generating cash from operations, and the potential of obtaining additional debt or equity financing; however, there can be no assurance we will be successful in these efforts. This concern can be addressed by a business growth plan that includes commercialization of next-generation batteries, which can benefit from access to public capital markets.

We expect our capital expenditures and working capital requirements to increase materially in the near future, as we accelerate our research and development efforts and scale up production operations. Specifically, we expect to deploy a significant amount of capital in acquiring equipment to support the commercialization process of our products. We intend to equip one or more facilities in mid-2024 to enable us to produce our next-generation of EV battery technologies in commercial quantities. This will require us to invest significant capital for the equipment installation phase as well to operate and maintain the facilities going forward. Additionally, increased production of our EV battery technologies will require a significant amount of cash to purchase or manufacture the component materials. As we approach commercialization, we expect our operating expenses will increase substantially on account of increased headcount and other general and administrative expenses necessary to support a rapidly growing company. We believe that our cash on hand following the closing under the Merger Agreement will be sufficient to meet our working capital and capital expenditure requirements through at least June 30, 2023, as we work towards commercialization. We may, however, need additional cash if there are material changes to our business conditions or other developments, including unexpected delays in negotiations with suppliers, supply chain challenges, equipment and contractor availability, competitive pressures, and/or regulatory developments. To the extent that our resources are insufficient to satisfy our cash requirements, we may need to seek additional equity or debt financing. If the financing is not available, or if the terms of financing are less desirable than we expect, we may be forced to take actions to reduce our capital or operating expenditures, including by eliminating redundancies, or reducing or delaying our production facility expansion, which may adversely affect our business, operating results, financial condition and prospects. For more information about risks related to our business, please see “Risk Factors — Risks Related to Honeycomb’s Business and Operations Following the Business Combination.”

Cash flows

Comparison of the Year Ended December 31, 2021 and 2022

	Year Ended December 31,
	2021	2022
Net cash used in operating activities	(2,830,073)	(2,178,991)
Net cash used in investing activities	(261,501)	(235,694)
Net cash provided by financing activities	3,057,263	3,044,939

Our cash flows used in operating activities to date have been primarily comprised of costs related to research and development. We expect our expenses related to personnel, research and development, sales and marketing, and finance and administrative activities to increase as we prepare for being a public company following the Closing.

Our cash flows used in investing activities have been comprised primarily of capitalized patent costs.

We have financed our operations primarily through distributions and net transfers received from our Parent and other affiliates.

Off-Balance Sheet Arrangements

The Internal Revenue Service has placed a federal tax lien on all the property and rights to property belonging to our Parent, which would include our assets. The lien relates to unpaid federal income taxes for 2017. Inclusive of interest, the balance owed is approximately $2,090,000 as of February 2023. The Merger Agreement provides that prior to the closing of the business combination, we and our Parent shall use reasonable best efforts to pay or otherwise satisfy all taxes and tax liabilities, including interest and penalties, associated with the federal tax lien and to cause the federal tax lien to be released in full with no further liability to our Parent, us or any of its or our respective assets. In the event that the federal tax lien is not released prior to the closing of the business combination, a certain number of holdback shares in proportion to the outstanding balance will not be issued at the closing of the business combination. Our Parent has advised us that prior to the closing of the business combination it intends to repay the balance in full and take all reasonable steps necessary to cause the Internal Revenue Service to release the federal tax lien.

Critical Accounting Policies

Honeycomb’s combined carved-out financial statements are prepared in accordance with GAAP. The preparation of these combined carved-out financial statements requires Honeycomb to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, expenses and related disclosures. Honeycomb evaluates its estimates and assumptions on an ongoing basis. Estimates are based on historical experience and various other assumptions that Honeycomb believes to be reasonable under the circumstances. Actual results could differ from these estimates.

Honeycomb’s critical accounting policies are those that materially affect its financial statements and involve difficult, subjective, or complex judgments by management. A thorough understanding of these critical accounting policies is essential when reviewing Honeycomb’s financial statements. Honeycomb believes that the critical accounting policies listed below involve the most difficult management decisions because they require the use of significant estimates and assumptions as described above.

The combined carved-out operating results of G3 have been specifically identified based on G3’s subsidiary structure prior to the restructuring. The historical costs and expenses reflected in the financial statements include an allocation for certain corporate and shared service functions. Management believes the assumptions underlying the combined carved-out financial statements are reasonable. Nevertheless, the combined carved-out financial statements may not include all of the actual expenses that would have been incurred had Honeycomb operated on a standalone basis during the periods presented and may not reflect the results of operations, financial position and cash flows had Honeycomb operated on a standalone basis during the periods presented. Actual costs that would have been incurred if Honeycomb had operated on a standalone basis would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure. Honeycomb may incur additional costs associated with being a standalone, publicly listed company that were not included in the expense allocations and, therefore, would result in additional costs that are not reflected in the historical results of operations, financial position and cash flows.

Honeycomb has experienced recurring net losses and has generated minimal sales from inception. As part of the G3 group of companies, Honeycomb is dependent upon G3 and affiliates for all of its working capital and financing requirements as G3 uses a centralized approach to cash management and financing of its operations. Financial transactions relating to Honeycomb are accounted for in our financial statements through the net G3’s equity account. Accordingly, none of G3’s cash or debt at the corporate level have been assigned to Honeycomb in the financial results. Net G3’s equity represents G3’s interest in the recorded net assets of Honeycomb. All significant transactions between Honeycomb, G3 and affiliates have been included in the financial results. Transactions with G3 and affiliates are reflected in the financial results of G3’s net equity as “Distributions and net transfers with G3 and other affiliates” and in “Net G3’s Equity.” The statements of operations of Honeycomb includes revenues and expenses that are specifically identifiable to Honeycomb plus allocated corporate overhead or other shared costs based on methodologies that management deems appropriate for the nature of the cost. All significant intercompany accounts and transactions between the businesses comprising Honeycomb have been eliminated in the financial statements. G3’s net equity as of the year ended December 31, 2022 was $5,597,576 as compared to a net equity amount of $6,687,209 for the same date in 2021.

Property and equipment are recorded at cost less accumulated depreciation and amortization. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred, and expenditures, which extend the economic life, are capitalized. When assets are retired, or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized. Accumulated amortization includes impairment charges recognized prior to 2020. Honeycomb assesses the carrying value of its property and equipment for impairment each year. Based on its assessments, Honeycomb did not incur any impairment charges for 2022 and 2021.

Honeycomb depreciates its property and equipment for financial reporting purposes using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

Building	40 years
Leasehold improvements	15 years
Machinery & equipment	5 years

Depreciation expense of property and equipment was approximately $657,182 and $606,911 for the years ended December 31, 2021 and 2022, respectively.

Patents are carried at cost less accumulated amortization which is inclusive of impairment charges recognized prior to 2020. Successful patent efforts are amortized over the life of the patent, and unsuccessful efforts are expensed. The approved patents are being amortized over a useful life of 20 years. Amortization of the patent costs commences upon patent issuance. The Company assesses the carrying value of its intangible assets for impairment each year. Based on its assessments, the Company did not incur any impairment charges for 2022 and 2021.

Quantitative and Qualitative Disclosures about Market Risk

We are exposed to a variety of market and other risks including credit risks and foreign currency translation and transaction risks as well as risks relating to the availability of funding sources, and specific asset risks.

The functional currency of our Taiwan operations is the New Taiwan Dollar (NTD). In accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 830, Foreign Currency Matters, the financial statements of Honeycomb’s Taiwan operations are translated to U.S. dollars using the exchange rates at the balance sheet dates for assets and liabilities, the historical exchange rate for stockholders’ equity accounts and a weighted average exchange rate for revenue, expenses and gains or losses. Foreign currency translation adjustments are accumulated in a separate component of stockholders’ deficit until the foreign business is sold or substantially liquidated. The foreign currency translation adjustments as of and for the years ended December 31, 2021 and 2022 were not material.

Emerging Growth Company Status

Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. Section 107 of the JOBS Act provides that any decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable. We have elected to use this extended transition period under the JOBS Act.

Recent Accounting Pronouncements

See Notes to the Battery Group of Global Graphene Group, Inc. Combined Carved-Out audited financial statements contained elsewhere in this proxy statement for additional information regarding recent accounting pronouncements.

DESCRIPTION OF SECURITIES

The following description summarizes the most important terms of the Combined Company’s capital stock, as expected to be in effect upon the consummation of the Transactions. We expect to adopt the second amended and restated certificate of incorporation and amended and restated bylaws in connection with the Closing of the Transactions, and this description summarizes the provisions that are expected to be included in such documents. Because it is only a summary, it does not contain all of the information that may be important to you. For a complete description of the matters set forth in this section titled “Description of Securities,” you should refer to the second amended and restated certificate of incorporation, and the amended and restated bylaws, which are attached to this proxy statement as Annex B and Annex C, respectively, and to the applicable provisions of Delaware law.

Authorized and Outstanding Stock

The second amended and restated certificate of incorporation authorizes the issuance of shares of the Combined Company’s capital stock, each with a par value of $0.0001, consisting of (a) [__] shares of common stock and (b) [__] shares of preferred stock. The outstanding shares of Nubia common stock are, and the shares of common stock issuable in connection with the Transactions will be, duly authorized, validly issued, fully paid and non-assessable.

As of the date of this proxy statement, there are (i) 15,561,000 shares of Nubia’s common stock issued and outstanding, which includes the 3,087,500 founder shares held by the Sponsor and the 12,350,000 public shares and (ii) 11,580,000 warrants issued and outstanding, which includes the 5,405,000 private placement warrants held by the Sponsor and the 6,175,000 public warrants.

Pursuant to the terms of Nubia’s current certificate of incorporation, issued and outstanding shares of Nubia’s Class B common stock will automatically convert into an equal number of shares of Nubia’s Class A common stock upon the consummation of the Transactions. The Sponsor and the Insiders have waived any adjustment to the exchange ratio upon conversion of Nubia’s Class B common stock into Nubia’s Class A common stock. Also upon the consummation of the Transactions, all of the outstanding shares of Nubia’s Class A common stock will convert into shares of the Combined Company’s Common Stock.

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of HBC common stock outstanding immediately prior to the Effective Time will be converted into the right to receive its allocable portion of the Closing Merger Consideration Shares and the Earnout Shares, if any.

Voting Power

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, under the second amended and restated certificate of incorporation, the holders of common stock will possess all voting power for the election of directors and all other matters requiring stockholder action and will be entitled to one vote per share on matters to be voted on by stockholders.

Dividends

Subject to limitations contained in the DGCL and the second amended and restated certificate of incorporation, under the amended and restated bylaws, the Combined Company’s Board may declare and pay dividends upon the shares of the Combined Company’s Common Stock, which dividends may be paid either in cash, in property or in shares of the Combined Company’s Common Stock.

Liquidation, Dissolution and Winding Up

In the event of the voluntary or involuntary liquidation, dissolution, or winding-up of the Combined Company, the holders of the Combined Company’s Common Stock will be entitled to receive all the remaining assets of the Combined Company available for distribution to stockholders, ratably in proportion to the number of shares of the Combined Company’s Common Stock held by them, after the rights of creditors of the Combined Company and the holders of any outstanding shares of preferred stock have been satisfied.

Preemptive or Other Rights

The holders of the Combined Company’s Common Stock will not have preemptive or other subscription rights and there will be no sinking fund or redemption provisions applicable to the Combined Company’s Common Stock.

Capital Stock Prior to the Business Combination

We are providing stockholders with the opportunity to redeem all or a portion of their public shares of Nubia’s Class A common stock upon the consummation of the business combination at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of two (2) business days prior to the consummation of the business combination, including interest (net of permitted tax and working capital withdrawals), divided by the number of then outstanding public shares, subject to the limitations described herein. The Sponsor and the Insiders have agreed to waive their redemption rights with respect to their shares of common stock in connection with the consummation of the business combination. The Sponsor and the Insiders have also agreed to waive their right to a conversion price adjustment with respect to any shares of our common stock they may hold in connection with the consummation of the business combination.

The approval of the business combination requires the affirmative vote of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy at the special meeting. The Sponsor and the Insiders have agreed to vote their shares of common stock in favor of the business combination and the other proposals described in this proxy statement. As of the date of this proxy statement, the Sponsor and our directors and officers do not currently hold any public shares. Public stockholders may elect to redeem their public shares whether they vote “for” or “against” the business combination.

Pursuant to our current certificate of incorporation, if we are unable to consummate a business combination within the completion window, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of permitted tax and working capital withdrawals and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Nubia Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within such completion window. The Sponsor and the Insiders have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to any founder shares held by them if we fail to complete our initial business combination within the completion window. However, if the Sponsor or any of our officers, directors or any of their respective affiliates acquires public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the completion window. The underwriters have agreed to waive their rights to their deferred underwriting commission held in the trust account in the event we do not complete our initial business combination and, in such event, such amounts will be included with the funds held in the trust account that will be available to fund the redemption of our public shares. Our Sponsor, officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our current certificate of incorporation to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window, unless we provide our public stockholders with the opportunity to redeem their shares of Nubia’s Class A common stock upon approval of any such amendment at a per share price, payable in cash, equal to their pro rata share of the aggregate amount on deposit in the trust account as of two (2) business days prior to the closing of the business combination, including interest not previously released to Nubia for working capital purposes and to pay its franchise and income taxes.

In the event of a liquidation, dissolution or winding up of Nubia after the consummation of a business combination, our stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. Our stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to Nubia’s common stock, except that upon the consummation of the business combination, subject to the limitations described herein, Nubia will provide its public stockholders with the opportunity to redeem their shares of Nubia’s Class A common stock for cash equal to their pro rata share of the aggregate amount on deposit in the trust account as of two (2) business days prior to the closing of the business combination, including interest not previously released to Nubia for working capital purposes and to pay its franchise and income taxes.

Units

Each unit consists of one share of Nubia’s Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Nubia’s Class A common stock at a price of $11.50 per share, subject to adjustment. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of Nubia’s Class A common stock. This means only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

Nubia expects to list the Combined Company’s Common Stock and public warrants on Nasdaq under the symbols “[_]” and “[_],” respectively, upon the closing of the Transactions. Nubia’s publicly traded units will separate into the component securities at the closing of the Transactions and will no longer trade as a separate security.

Founder Shares

In connection with the execution of the Merger Agreement, Nubia and the Insiders entered into the Parent Support Agreement. Pursuant to the terms of the Parent Support Agreement, the Sponsor agreed (i) to waive certain anti-dilution rights that may have otherwise entitled the Sponsor to more than one share of Nubia’s Class A common stock per share upon conversion of the Sponsor’s founder shares on a one-to-one basis into shares of Nubia’s Class A common stock in connection with the consummation of the Merger; (ii) to support the Transactions, including agreeing to vote in favor of the adoption of the Merger Agreement at the special meeting; (iii) not to transfer founder shares or private placement warrants between the date of the Merger Agreement and the closing; and (iv) contingent upon the closing of the Transactions, not to transfer any shares of Class B common stock, par value $0.0001 per share, of Nubia (or shares of Nubia’s Class A common stock issuable upon conversion thereof), or any warrant entitling the Sponsor to purchase one share of Nubia’s Class A common stock per warrant, in each case, in accordance with the terms of the Parent Support Agreement. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Parent Support Agreement.”

The shares of Nubia’s Class B common stock will automatically convert into shares of Nubia’s Class A common stock upon the consummation of the Transactions on a one-for-one basis, subject to adjustment as provided herein. As additional shares of Nubia’s Class A common stock are to be issued in excess of the amounts sold in the Nubia IPO in connection with the proposed business combination, the Sponsor and the Insiders have waived their rights to have the ratio at which shares of Nubia’s Class B common stock were to convert into shares of Nubia’s Class A common stock be adjusted so that the number of shares of Nubia’s Class A common stock issuable upon conversion of all shares of Nubia’s Class B common stock equaled, in the aggregate, on an as-converted basis, 20% of the total number of all shares of common stock outstanding upon completion of our initial public offering plus all shares of Nubia’s Class A common stock issued in connection with the proposed business combination (net of the number of shares of Nubia’s Class A common stock redeemed in connection with the proposed business combination), excluding any shares issued to HBC’s existing shareholders in the proposed business combination. Pursuant to the terms of the Parent Support Agreement, the Sponsor agreed to forego any adjustment to the conversion ratio in connection with the Transactions for its shares of Nubia’s Class B common stock and, as a result, the shares of Nubia’s Class B common stock will automatically convert into shares of Nubia’s Class A common stock on a one-for-one basis at the Closing of the Transactions.

Preferred Stock

Our current certificate of incorporation authorizes 1,000,000 shares of preferred stock and provides that shares of preferred stock may be issued from time to time in one or more series. The Nubia Board is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The Nubia Board is be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of the Nubia Board to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preferred stock outstanding as of the date of this proxy statement. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future. No shares of preferred stock are being issued or registered in the Transactions.

Warrants

Public Stockholders’ Warrants

Upon the Closing of the Transactions, each whole warrant will entitle the registered holder to purchase one share of the Combined Company’s Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of the business combination. The warrants will expire five years after the completion of the business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless a holder purchases a multiple of two units, the number of warrants issuable to such holder upon separation of the units will be rounded down to the nearest whole number of warrants.

We will not be obligated to deliver any shares of the Combined Company’s Common Stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of the Combined Company’s Common Stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No warrant will be exercisable and we will not be obligated to issue shares of the Combined Company’s Common Stock upon exercise of a warrant unless the Combined Company’s Common Stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of the Combined Company’s Common Stock underlying such unit.

We have agreed that as soon as practicable we will use our best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of the Combined Company’s Common Stock issuable upon exercise of the warrants and thereafter will use our best efforts to cause the same to become effective within 90 business days following the business combination and to maintain a current prospectus relating to the Combined Company’s Common Stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of the Combined Company’s Common Stock issuable upon exercise of the warrants is not effective by the 90th business day after the closing of the business combination, warrantholders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the foregoing, if a registration statement covering the Combined Company’s Common Stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of the business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

Once the warrants become exercisable, we may call the warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrantholder; and

•        if, and only if, the reported last reported sale price of the Combined Company’s Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before we send the notice of redemption to the warrantholders.

If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such shares of common stock under the blue sky laws of the state of residence in those states in which the warrants were offered by us in Nubia’s IPO.

We have established the last of the redemption criteria discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrantholder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Combined Company’s Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.

If we call the warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of the Combined Company’s Common Stock issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of the Combined Company’s Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of the Combined Company’s Common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average last reported sale price of the Combined Company’s Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of the Combined Company’s Common Stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the warrants after the business combination. If we call our warrants for redemption and our management does not take advantage of this option, the Sponsor and its permitted transferees would still be entitled to exercise their private placement warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.

A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the shares of the Combined Company’s Common Stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of the Combined Company’s Common Stock is increased by a stock dividend payable in shares of the Combined Company’s Common Stock, or by a split-up of shares of the Combined Company’s Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of the Combined Company’s Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of the Combined Company’s Common Stock. A rights offering to holders of the Combined Company’s Common Stock entitling holders to purchase shares of the Combined Company’s Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of the Combined Company’s Common Stock equal to the product of (i) the number of shares of the Combined Company’s Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Combined Company’s Common Stock) and (ii) one (1) minus the quotient of (x) the price per share of the Combined Company’s Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for the Combined Company’s Common Stock, in determining the price payable for the Combined Company’s Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of the Combined Company’s Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of the Combined Company’s Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of the Combined Company’s Common Stock on account of such shares of the Combined Company’s Common Stock (or other shares of our capital stock into which the warrants are convertible), other than (a) as described above or (b) certain ordinary cash dividends, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Combined Company’s Common Stock in respect of such event.

If the number of outstanding shares of the Combined Company’s Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of the Combined Company’s Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of the Combined Company’s Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of the Combined Company’s Common Stock.

Whenever the number of shares of the Combined Company’s Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of the Combined Company’s Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of the Combined Company’s Common Stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of the Combined Company’s Common Stock (other than those described above or that solely affects the par value of such shares of the Combined Company’s Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of the Combined Company’s Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of the Combined Company’s Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Combined Company’s Common Stock in such a transaction is payable in the form of Combined Company’s Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants in order to determine and realize the option value component of the warrant. This formula is to compensate the warrant holder for the loss of the option value portion of the warrant due to the requirement that the warrant holder exercise the warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. You should review a copy of the warrant agreement, which was filed as an exhibit to the registration statement relating Nubia’s IPO, for a complete description of the terms and conditions applicable to the warrants. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in this prospectus, or defective provision, but requires the approval by the holders of at least a majority of the then outstanding warrants to make any change that adversely affects the interests of the registered holders of public warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrantholders do not have the rights or privileges of holders of Combined Company’s Common Stock and any voting rights until they exercise their warrants and receive shares of the Combined Company’s Common Stock. After the issuance of shares of the Combined Company’s Common Stock upon exercise of the warrants, each holder will be entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of the Combined Company’s Common Stock to be issued to the warrantholder.

We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

Private Placement Warrants

The private placement warrants (including the Combined Company’s Common Stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of the business combination (except, among other limited exceptions, to our officers and directors and other persons or entities affiliated with or related to the Sponsor, each of whom will be subject to the same transfer restrictions) and they will not be redeemable by us so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, has the option to exercise the private placement warrants on a cashless basis. Except as described below, the private placement warrants have terms and provisions that are identical to those of the public warrants, including as to exercise price, exercisability and exercise period.

The Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (including the Combined Company’s Common Stock issuable upon exercise of any of these warrants) until the date that is 30 days after the date we complete the business combination, except, among other limited exceptions, to our officers and directors and other persons or entities affiliated with or related to the Sponsor, each of whom will be subject to the same transfer restrictions.

Dividends

We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of the business combination. The payment of cash dividends in the future (following consummation of the business combination) will be dependent upon our revenues and earnings, if any, capital requirements, the terms of any outstanding indebtedness and general financial condition subsequent to completion of the business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of the Nubia Board at such time. In addition, the Nubia Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Our Transfer Agent and Warrant Agent

The transfer agent for our common stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company. At or immediately following the Closing, [_] will replace Continental Stock Transfer & Trust Company as the transfer agent for our common stock. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Continental Stock Transfer & Trust Company has agreed that it has no right of set-off or any right, title, interest or claim of any kind to, or to any distribution of, the trust account, and waives any and all rights to seek any recourse, reimbursement, payment or satisfaction for any claim against the trust account. Accordingly any indemnification provided will only be able to be satisfied, or a claim will only be able to be pursued, solely against Nubia and Nubia’s assets outside the trust account and not against the any monies in the trust account or interest earned thereon.

MARKET PRICE, TICKER SYMBOLS AND DIVIDEND INFORMATION

Nubia

Market Price and Ticker Symbol

Nubia’s units, Class A common stock, and public warrants trade on Nasdaq under the symbols “NUBIU,” “NUBI,” and “NUBIW,” respectively. The Nubia units commenced trading on Nasdaq on March 11, 2022, and Nubia’s Class A common stock and public warrants commenced separate trading from the units on May 2, 2022.

On February 15, 2023, the trading date before the public announcement of the Business Combination, Nubia’s units, Class A common stock, and public warrants closed at $10.36, $10.32 and $0.10, respectively. On [_], 2023, Nubia’s units, Class A common stock, and public warrants closed at $[_], $[_] and $[_], respectively.

Holders

As of [_], 2023, there were [_] holders of record of Nubia’s units, [_] holders of record of Nubia’s Class A common stock, and [_] holder of record of Nubia’s public warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose units, Class A common stock, and public warrants are held of record by banks, brokers and other financial institutions.

Nubia’s Dividend Policy

Nubia has not paid any cash dividends on its shares of Class A common stock to date and does not intend to pay cash dividends prior to the consummation of the Business Combination.

Honeycomb

Information regarding Reliance is not provided because there is no public market for HBC common stock.

The Combined Company

Ticker Symbol

The Combined Company intends to list its common stock and warrants on Nasdaq under the symbols “[_]” and “[_]W,” respectively, following the consummation of the Business Combination.

Dividend Policy

The payment of any cash dividends following the consummation of the Business Combination will be within the discretion of the board of directors of the Combined Company at such time. We currently expect that the Combined Company will retain future earnings to finance operations and grow its business and we do not expect the Combined Company to declare or pay cash dividends for the foreseeable future.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to Nubia regarding (i) the actual beneficial ownership of Nubia’s common stock as of [_], 2023 (before the business combination) and (ii) the expected beneficial ownership of the Combined Company’s Common Stock immediately following consummation of the business combination, assuming that no public shares of Nubia are redeemed, and alternatively the maximum number of shares of Nubia are redeemed, by:

•        each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our common stock;

•        each of our current executive officers and directors;

•        each person who will become an executive officer or director of the Combined Company; and

•        all executive officers and directors of Nubia, as a group, and of the Combined Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of Nubia’s common stock before the business combination is based on 12,350,000 shares of Nubia’s Class A common stock issued and outstanding as of [_], 2023. The beneficial ownership of the Combined Company’s Common Stock immediately following consummation of the business combination is based on an assumed [_] shares of the Combined Company’s Common Stock issued and outstanding assuming that no public shares of Nubia are redeemed, and [_] shares of the Combined Company’s Common Stock issued and outstanding assuming that the maximum number of shares of Nubia are redeemed, in each case assuming (i) that no public stockholders exercise their redemption rights in connection with the Transactions and (ii) all options and warrants that are exercisable on, or become exercisable within 60 days from, [_], 2023 are taken into account. The maximum number of shares to be redeemed is calculated as [_] shares of Nubia’s Class A common stock in connection with the Transactions at approximately $10.00 per share based on trust account figures as of [_], 2023.

			After the Business Combination
	Before the Business Combination		No Redemption		With Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of Shares	Percent Owned	Number of Shares	Percent Owned	Number of Shares	Percent Owned
Directors and Executive Officers Pre-Business Combination:
Jaymes Winters	—	—	—	—	—	—
Vlad Prantsevich	—	—	—	—	—	—
David Campbell	—	—	—	—	—	—
Michael Patterson	—	—	—	—	—	—
Karin-Joyce (KJ) Tjon	—	—	—	—	—	—
Yvonne Brown	—	—	—	—	—	—
Alexander Monje	—	—	—	—	—	—
All directors and executive officers prior to the business combination as a group (seven individuals)	—	—	—	—	—	—
Five Percent Holders Pre-Business Combination:
Mach FM Acquisitions LLC(2)	3,087,500	19.84%	[_]	[_]	[_]	[_]
Patrick Orlando(2)	3,087,500	19.84%	[_]	[_]	[_]	[_]
Boothbay Fund Management, LLC(3)	967,253	7.75%
Saba Capital Management, L.P.(4)	1,077,000	8.6%
ATW SPAC Management LLC(5)	967,253	7.75%
AQR Capital Management, LLC(6)	988,994	7.93%

After the Business Combination
	Before the Business Combination		No Redemption		With Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of Shares	Percent Owned	Number of Shares	Percent Owned	Number of Shares	Percent Owned
Shaolin Capital Management LLC(7)	682,200	5.47%
Beryl Capital Management LLC(8)	1,093,642	8.8%
Directors and Executive Officers Post-Business Combination:
Dr. Bor Jang(9)	—	—
Jaymes Winters	—	—
Vlad Prantsevich	—	—
Dr. Songhai Chai	—	—
[_]	—	—
[_]	—	—
All directors and executive officers of the Combined Company as a group ([_] individuals)	—	—
Five Percent Holders Post-Business Combination:
Global Graphene Group, Inc.(5)

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals listed under the headings “Directors and Executive Officers Pre-Business Combination” and “Five Percent Holders Pre-Business Combination” is c/o Nubia Brand International Corp., 13355 Noel Rd, Suite 1100, Dallas, TX 75240.

(2)      Mach FM Acquisitions LLC, our sponsor, is the record holder of the securities reported herein. Patrick Orlando is the manager of our sponsor. By virtue of this relationship, Mr. Orlando may be deemed to have beneficial ownership of the securities held of record by our sponsor. Mr. Orlando disclaims any such beneficial ownership except to the extent of his pecuniary interests.

(3)      Pursuant to a Schedule 13G filed by reporting persons. The shares are held by one or more private funds (the “Funds”), which are managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). Ari Glass is the Managing Member of the Adviser. Certain subadvisors (“Subadvisors”) have been delegated the authority to act on behalf of the Funds, including exclusive authority to vote and/or direct the disposition of certain Shares held by the Fund, and such Shares may be reported in regulatory filings made by such Subadvisors. However, this report is being made for the purposes of Reg. Section 240.13d-3. The address of the reporting persons is 140 East 45th Street, 14th Floor, New York, NY 10017.

(4)      Pursuant to a Schedule 13G filed by reporting persons Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (together, the “Reporting Persons”). The address of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)      Pursuant to a Schedule 13G filed by reporting persons. Nubia’s Class A common stock are held by one or more private funds managed by ATW SPAC Management LLC, a Delaware limited liability company (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such Shares held by sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company. Antonio Ruiz-Gimenez and Kerry Propper are managing members of the Adviser. The address of the reporting persons is 17 State Street, Suite 2100, New York, New York 10004.

(6)      Pursuant to a Schedule 13G filed by reporting persons. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. AQR Arbitrage, LLC is deemed to be controlled by AQR Capital Management, LLC. The address of the reporting persons is One Greenwich Plaza, Greenwich CT 06830.

(7)      Pursuant to a Schedule 13G filed by reporting persons. Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by the Shaolin Capital Management LLC. The address of the reporting persons is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(8)      Pursuant to a Schedule 13G filed by reporting persons. Beryl Capital Management LLC (“Beryl”), Beryl Capital Management LP (“Beryl GP”), Beryl Capital Partners II LP (the “Partnership”) and David A. Witkin (collectively, the “Filers”). Each Filer disclaims beneficial ownership of the Stock except to the extent of that person’s pecuniary interest therein. The address of the reporting persons is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.

(9)      Dr. Jang is the Chairman of the Board of Directors of G3 and, as a result, may be deemed to beneficially own and have shared voting power and shared dispositive power with respect to the G3 Shares. Dr. Jang expressly disclaims ownership of the G3 Shares. The address for Dr. Jang and G3 is 1240 McCook Ave., Dayton, Ohio 45404.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Nubia Related Person Transactions

In August 2021, the Sponsor purchased an aggregate of 2,875,000 shares of Nubia’s Class B common stock for an aggregate purchase price of $25,000. On March 10, 2022, Nubia effected a 1.1-for-1 share split, resulting in the Sponsor holding 3,162,500 shares of Nubia’s Class B common stock. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the outstanding shares of common stock upon completion of Nubia IPO.

The Sponsor also purchased an aggregate of 5,405,000 private placement warrants for a purchase price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of Nubia IPO. As such, the Sponsor’s interest in the Nubia IPO was valued at $5,405,000, based on the number of private placement warrants purchased. Each private placement warrant entitles the holder thereof to purchase one share of Nubia’s Class A common stock at a price of $11.50 per share, subject to adjustment.

Jaymes Winters, Vlad Prantsevich, [_] and [_], each of whom is a director or officer of Nubia, has an indirect economic interest in the founder shares and private placement warrants purchased by the Sponsor as a result of his or her membership interest in the Sponsor. In considering the recommendations of the Nubia Board to vote for the business combination proposal and the other proposals set forth in this proxy statement, Nubia’s stockholders should consider these interests.

On July 27, 2021, the Sponsor issued an unsecured promissory note to Nubia (the “Promissory Note”), pursuant to which Nubia may borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and was initially payable on the earlier of (i) March 31, 2022 or (ii) the consummation of the Nubia IPO (the “Original Maturity Date”). On May 20, 2022, Nubia and the Sponsor amended and restated the Promissory Note (the “Amended Note”) (i) to extend the Original Maturity Date to a new maturity date which shall be upon the earlier of the closing of Nubia’s initial business combination or Nubia’s liquidation, and (ii) to permit the holder of the Amended Note, in its sole discretion, to convert any or all of the unpaid principal under the Amended Note into warrants, at a price of $1.00 per warrant, upon consummation of Nubia’s initial business combination. As of December 31, 2022 and 2021, there was $125,341 outstanding under the Promissory Note.

From time to time, affiliates of the Sponsor advance funds to Nubia or pay expenses on behalf of Nubia for formation and operating costs. These advances are due on demand and are non-interest bearing. During the year ended December 31, 2022, the related parties paid $2,841 of expenses on behalf of Nubia. As of December 31, 2022 and 2021, the outstanding balance due was $0 and $939, respectively.

Nubia entered into an Administrative Services Agreement pursuant to which it pays an affiliate of the Sponsor a total of $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. During the year ended December 31, 2022, Nubia recorded $95,000 of expenses related to the agreement, respectively.

The Sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on its behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Nubia’s audit committee reviews all payments that were made by Nubia to its Sponsor, officers, directors or its or any of their respective affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Nubia’s behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Parent Support Agreement

In connection with the execution of the Merger Agreement, the Sponsor and the Insiders entered into the Parent Support Agreement pursuant to which they have agreed to comply with the provisions of the Merger Agreement applicable to such persons as well as the covenants set forth in the Parent Support Agreement, including voting all shares of common stock of Nubia beneficially owned by such persons in favor of the Transactions. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Parent Support Agreement.”

The founder shares and placement warrants are each subject to transfer restrictions pursuant to lock-up provisions in a letter agreement, dated March 10, 2022, by and among Nubia, the Sponsor and Nubia’s officers and directors. Those lock-up provisions provide that such securities are not transferable or saleable (i) in the case of the founder shares (or shares of common stock issuable upon conversion thereof), until the earlier to occur of: (A) six months after the completion of Nubia’s initial business combination and (B) subsequent to Nubia’s initial business combination, if the reported last sale price of Nubia’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after Nubia’s initial business combination. In the case of the placement warrants, until 30 days after the completion of Nubia’s initial business combination, except in each case (a) to Nubia’s officers or directors, any affiliates or family members of any of Nubia’s officers or directors, any members of the Sponsor, or any affiliates of the Sponsor, (b) in the case of an individual, by gift to a member of one of the members of the individual’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of any of Nubia’s officers, directors, the initial stockholders or members of the Sponsor; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of an initial business combination at prices no greater than the price at which the securities were originally purchased; (f) in the event of Nubia’s liquidation prior to the completion of an initial business combination; (g) by virtue of the laws of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; or (h) in the event of Nubia’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of Nubia’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the completion of an initial business combination; provided, however, that in the case of clauses (a) through (e) or (g) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreements and by the same agreements entered into by the Sponsor with respect to such securities.

Honeycomb’s Related Person Transactions

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with Honeycomb’s directors and executive officers, including those discussed in the sections entitled “Executive Compensation” and “Director Compensation,” the following sets forth transactions and series of similar transactions, since January 1, 2022, in which Honeycomb participated or will participate, in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) any of Honeycomb’s then directors, executive officers, or holders of more than 5% of its capital stock at the time of such transaction, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

The following summarizes the terms of certain material agreements Honeycomb expects to execute with G3 in connection with the closing of the business combination pursuant to the Merger Agreement. Each such summary is qualified in its entirety by reference to the relevant agreement, the forms of which will be filed as annexes to the proxy statement.

Contribution Agreement.    HBC and G3 will enter into the Contribution Agreement pursuant to which, among other things, G3 will contribute and transfer to HBC all its right, title and interest in, to and under certain battery-related assets and HBC will assume certain related liabilities, as more specifically set forth thereunder. The parties intend that such contribution will qualify as a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder.

Supply and License Agreement.    HBC and G3 will enter into the Supply and License Agreement pursuant to which, among other things, G3 will sell to and supply from time to time HBC certain graphene and graphite products and G3 will provide to HBC a non-exclusive license to certain G3 patents, technology and know-how relating to graphene production to make and have made graphene materials for HBC’s own needs, as more specifically set forth thereunder.

Shared Services Agreement.    HBC and G3 will enter into the Shared Services Agreement pursuant to which, among other things, G3 will continue to provide Honeycomb with certain operational and other support services, including assigning certain employees to work for Honeycomb to provide support to Honeycomb’s operations and sending its employees to Honeycomb on a short-term basis to provide support, and sharing the use of certain equipment, administrative office space, production space, laboratory space and loading space. In exchange for receipt of such services and uses, the Shared Services Agreement contemplates that the parties will pay fees to each other, as more specifically set forth thereunder.

Company Support Agreement.    G3, certain G3 securityholders and HBC will enter into the Company Support Agreement pursuant to which, among other things, each of G3 and such G3 securityholders has agreed to vote in favor of the approval of the Merger Agreement, approval of the business combination and the other transactions contemplated by the Merger Agreement.

Parent Support Agreement.    In connection with the execution of the Merger Agreement, the Sponsor, HBC and Nubia entered into the Parent Support Agreement pursuant to which the Sponsor agreed (i) to vote the shares of Nubia common stock held by them in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereunder, (ii) to not transfer, during the term of the Parent Support Agreement, any Nubia common stock owned by them, and (iii) to not transfer any Nubia common stock held by them in accordance with the lock-up provisions set forth in Nubia’s final prospectus filed with the U.S. Securities and Exchange Commission on June 14, 2021.

Registration Rights Agreement.    G3, the Sponsor and the initial stockholders of Nubia (together, the “Holders”) will enter into the Registration Rights Agreement with the Combined Company. Pursuant to the terms of the Registration Rights Agreement, the Combined Company will be obligated to file a registration statement to register the resale of certain securities of the Combined Company held by the Holders. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that the Combined Company file a registration statement on Form S-3 (or on Form S-1 if Form S-3 is not available) to register the securities of the Combined Company held by such Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Company Lock-Up Agreement.    HBC and G3 will enter into the Company Lock-Up Agreement pursuant to which, among other things, G3 will agree not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, certain of the shares it will receive at the Closing in connection with the business combination from the effective date of the Merger Agreement (the Effective Time”) and ending on the date that is six months after the date on which the Effective Time occurs.

In addition, the following related party transactions have occurred since January 1, 2022.

Receivable from G3.    Honeycomb has recorded an account receivable from G3 that represents an allocation of expatriated funds from a foreign subsidiary not otherwise included in the battery-related companies of G3 prior to the Closing. The receivable has been reduced via advances from G3 to approximately $900,000 as of December 31, 2022.

Executive Officer and Director Compensation Arrangements

See “Executive Compensation” for information regarding compensation arrangements with the executive officers and directors of Honeycomb, which include, among other things, employment, termination of employment and change in control arrangements, stock awards and certain other benefits.

Director and Executive Officer Indemnification

Honeycomb’s organizational documents provide, and the Combined Company’s second amended and restated certificate of incorporation and amended and restated bylaws will provide, for indemnification for its directors and executive officers to the fullest extent permitted by law. Following the business combination, the Combined Company is expected to enter into indemnification agreements with each director and executive officer of the Combined Company. Such Combined Company agreements provide, and such the Combined Company agreements will provide, among other things, the officers and directors of the Combined Company with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at the Combined Company’s request as directors, officers, employees or other agents of any other affiliated entity, to the fullest extent permitted by law.

Policies and Procedures for Related Person Transactions

Effective upon the consummation of the business combination, the Combined Company’s board of directors will adopt a written related person transaction policy that will set forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the Combined Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•        any person who is, or at any time during the applicable period was, one of the Combined Company’s executive officers or directors;

•        any person who is known by the Combined Company to be the beneficial owner of more than 5% of the Combined Company’s voting stock;

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of the Combined Company’s voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of the Combined Company’s voting stock; and

•        any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

The Combined Company will have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any actual or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its audit committee charter, the Combined Company’s audit committee will have the responsibility to review related person transactions.

APPRAISAL RIGHTS

Neither Nubia stockholders nor Nubia unit or warrant holders have appraisal rights under the DGCL in connection with the Transactions.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Nubia Board is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received by the Combined Company at its executive offices a reasonable time before the Combined Company begins to print and mail its 2024 annual meeting proxy materials in order to be considered for inclusion in the Combined Company’s proxy materials for the 2024 annual meeting.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to us at the principal executive offices of the Combined Company not later than the close of business on the 90th nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The chairman of the Combined Company’s board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. You may contact the secretary of the Combined Company at our principal executive offices for a copy of the relevant provisions of the Combined Company’s amended and restated bylaws regarding the requirements for nominating director candidates to the Combined Company’s board of directors and making stockholder proposals.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the Nubia Board, any committee chairperson or the non-management directors as a group by writing to the Nubia Board or committee chairperson in care of Nubia Brand International Corp., 13355 Noel Rd, Suite 1100, Dallas, TX 75240.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, Nubia and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Nubia’s annual report to stockholders and Nubia’s proxy statement. Upon written or oral request, Nubia will deliver a separate copy of the annual report and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that Nubia deliver single copies of such documents in the future. Stockholders receiving multiple copies of such documents may request that Nubia deliver single copies of such documents in the future. Stockholders may notify Nubia of their requests by calling or writing Nubia at its principal executive offices at 13355 Noel Rd, Suite 1100, Dallas, TX 75240, or (972) 918-5120.

WHERE YOU CAN FIND MORE INFORMATION

Nubia files reports, proxy statement and other information with the SEC as required by the Exchange Act. You may access information on Nubia at the SEC web site containing reports, proxy statement and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this document relating to Nubia has been supplied by Nubia, and all such information relating to Honeycomb has been supplied by Honeycomb. Information provided by one another does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or if you have questions about the business combination, you should contact via phone or in writing:

Nubia Brand International Corp.
13355 Noel Rd, Suite 1100
Dallas, TX 75240
Tel.: 972) 918-5120

or:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: [•]

If you are a stockholder of Nubia and would like to request documents, please do so by [•], 2023, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of Nubia for the special meeting. We have not authorized anyone to give any information or make any representation about the Transactions, Honeycomb or Nubia that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
Nubia Brand International Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Nubia Brand International Corp. (the “Company”) as of December 31, 2022 and 2021, the related the related statements of operations, stockholders’ (deficit) equity and cash flows for the year ended December 31, 2022 and for the period from June 14, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and for the period from June 14, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination and the Company’s cash and working capital as of December 31, 2022 are not sufficient to complete its planned activities for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2021.

Hartford, CT
March 16, 2023

NUBIA BRAND INTERNATIONAL CORP.
BALANCE SHEETS

	December 31, 2022	December 31, 2021
ASSETS
Current Assets:
Cash	$545,655	$—
Prepaid expenses	215,628	—
Total Current Assets	761,283	—

Investments held in the Trust Account	127,782,882	—
Deferred offering costs	—	180,341
Other assets	35,870	—
Total Assets	$128,580,035	$180,341

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$439,086	$491
Income taxes payable	339,899	—
Accrued offering costs	5,000	30,000
Advances from related party	—	939
Note payable – Sponsor	125,341	125,341
Total Current Liabilities	909,326	156,771

Deferred underwriting commission	4,322,500	—
Total liabilities	5,231,826	156,771

COMMITMENTS AND CONTINGENCIES

Class A common stock subject to possible redemption; 12,350,000 shares (at redemption value)	127,242,983	—

Stockholders’ (Deficit) Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value, 100,000,000 shares authorized, 123,500 issued and outstanding (excluding 12,350,000 shares subject to redemption)	12	—
Class B common stock, $0.0001 par value, 10,000,000 shares authorized, 3,087,500 and 3,162,500 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively	308	316
Additional paid-in capital	—	24,684
Accumulated deficit	(3,895,094)	(1,430)
Total Stockholders’ (Deficit) Equity	(3,894,774)	23,570
Total Liabilities and Stockholders’ (Deficit) Equity	$128,580,035	$180,341

The accompanying notes are an integral part of these financial statements.

NUBIA BRAND INTERNATIONAL CORP.
STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2022	For the Period From June 14, 2021 (Inception) Through December 31, 2021
EXPENSES
Administrative fee – related party	$95,000	$—
General and administrative	809,193	1,430
TOTAL EXPENSES	904,193	1,430

OTHER INCOME
Income earned on Investments held in Trust Account	1,812,882	—
Interest income	5,683	—
Change in fair value of over-allotment liability	19,432	—
TOTAL OTHER INCOME	1,837,997	—

Net income (loss) before provision for income taxes	933,804	(1,430)
Provision for income taxes	339,899	—
Net income (loss)	$593,905	$(1,430)

Weighted average number of shares of Class A redeemable common stock outstanding, basic	9,846,164	—
Basic net income (loss) per share of Class A redeemable common stock	$0.05	$(0.00)

Weighted average number of shares of Class A and B non-redeemable common stock outstanding, basic	3,117,537	2,750,000
Basic net income (loss) per share of Class A and B non-redeemable common stock	$0.05	$(0.00)

Weighted average number of shares of Class A redeemable common stock outstanding, diluted	9,846,164	—
Diluted net income (loss) per share of Class A redeemable common stock	$0.05	$(0.00)

Weighted average number of shares of Class A and B non-redeemable common stock outstanding, diluted	3,185,962	2,750,000
Diluted net income (loss) per share of Class A and B non-redeemable common stock	$0.05	$(0.00)

The accompanying notes are an integral part of these financial statements.

NUBIA BRAND INTERNATIONAL CORP.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ (DEFICIT) EQUITY
FOR THE PERIOD FROM JUNE 14, 2021 (INCEPTION) THROUGH DECEMBER 31, 2022

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance, June 14, 2021 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor	—	—	3,162,500	316	24,684	—	25,000
Net loss	—	—	—	—	—	(1,430)	(1,430)

Balance at December 31, 2021	—	$—	3,162,500	$316	$24,684	$(1,430)	$23,570
Proceeds Allocated to Public Warrants	—	—	—	—	3,755,675	—	3,755,675
Proceeds from Private Warrants	—	—	—	—	5,405,000	—	5,405,000
Value of transaction costs allocated to the fair value of equity instruments	—	—	—	—	(234,654)	—	(234,654)
Class A common stock issued to Representative	123,500	12	—	—	776,803	—	776,815
Class A Common Stock Redeemable Remeasurement Adjustment at Initial Public Offering	—	—	—	—	(9,727,508)	(3,214,594)	(12,942,102)
Class A Common Stock Redeemable Remeasurement Adjustment	—	—	—	—	—	(1,272,983)	(1,272,983)
Forfeiture of Class B Common Stock	—	—	(75,000)	(8)	—	8	—
Net income	—	—	—	—	—	593,905	593,905
Balance at December 31, 2022	123,500	$12	3,087,500	$308	$—	$(3,895,094)	$(3,894,774)

The accompanying notes are an integral part of these financial statements.

NUBIA BRAND INTERNATIONAL CORP.
STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2022	For the Period From June 14, 2021 (Inception) Through December 31, 2021
Cash Flows From Operating Activities:
Net income (loss)	$593,905	$(1,430)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Formation and organization costs paid by related parties	—	939
Income earned on Investments held in Trust Account	(1,812,882)	—
Change in fair value of over-allotment liability	(19,432)	—
Changes in operating assets and liabilities:
Prepaid expenses	(215,628)	—
Other assets	(35,870)	—
Income tax payable	339,899
Accounts payable and accrued expenses	424,906	491
Net Cash Used In Operating Activities	(725,102)	—

Cash Flows From Investing Activities:
Cash deposited into Trust Account	(125,970,000)	—
Net Cash Used In Investing Activities	(125,970,000)	—

Cash Flows From Financing Activities:
Sale of Units in the Initial Public Offering, net of underwriting discount	123,500,000	—
Proceeds from sale of Private Placement Warrants	5,405,000	—
Payment of underwriter fees	(1,235,000)
Payment of offering costs	(429,243)	—
Net Cash Provided By Financing Activities	127,240,757	—

Net change in cash	545,655	—
Cash at beginning of period	—	—
Cash at end of period	$545,655	$—

Supplemental disclosure of non-cash financing activities:
Deferred offering costs included in accrued offering costs	$25,000	$30,000
Deferred offering costs included in related party payable	$939	$—
Deferred underwriters’ compensation charged to temporary equity in connection with the Public Offering	$4,322,500	$—
Class A redeemable Common Stock measurement adjustment at Initial Public Offering	$12,942,102	$—
Deferred offering costs paid in exchange for Class B shares	$—	$25,000
Fair value of representative shares	$776,815	$—
Fair value of over-allotment option	$19,432	$—
Class A Common Stock Redeemable Current Period Remeasurement Adjustment	$1,272,983	$—
Deferred offering costs paid by notes payable	$—	$125,341

The accompanying notes are an integral part of these financial statements.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Nubia Brand International Corp. (the “Company”) was incorporated in Delaware on June 14, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2022, the Company had not commenced any operations. All activity for the period from June 14, 2021 (inception) through December 31, 2022 relates to the Company’s formation and the initial public offering (“Initial Public Offering” or “IPO”), which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on March 10, 2022. On March 15, 2022, the Company consummated the Initial Public Offering of 11,000,000 units (“Units” and, with respect to the shares of common stock included in the Units being offered, the “Public Shares”), generating gross proceeds of $110,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private sale (the “Private Placement”) of an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) to Mach FM Acquisitions LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company in the amount of $5,000,000.

On March 15, 2022, the underwriters purchased an additional 1,350,000 Units pursuant to the partial exercise of the over-allotment option. The Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $13,500,000. Also, in connection with the partial exercise of the over-allotment option, the Sponsor and the underwriter purchased an additional 405,000 Private Placement Warrants at a purchase price of $1.00 per warrant generating additional gross proceeds to the Company of $405,000.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (as defined below) (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account). The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Upon the closing of the Initial Public Offering, management agreed that an amount equal to at least $10.20 per Unit sold in the Initial Public Offering, including proceeds of the Private Placement Warrants, will be held in a trust account (“Trust Account”), located in the United States and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

The Company will provide the holders of the outstanding Public Shares (the “Public Stockholders”) with the opportunity to redeem all or a portion of their Public Shares either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer in connection with the Business Combination. The decision as to whether the Company will seek stockholder approval of a Business Combination

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

or conduct a tender offer will be made by the Company. The Public Stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially to be $10.20 per Public Share, plus any pro rata interest then in the Trust Account, net of taxes payable). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Public Shares subject to redemption were recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

If the Company seeks stockholder approval of the Business Combination, the Company will proceed with a Business Combination if a majority of the outstanding shares voted are voted in favor of the Business Combination, or such other vote as required by law or stock exchange rule. If a stockholder vote is not required by applicable law or stock exchange listing requirements and the Company does not decide to hold a stockholder vote for business or other reasons, the Company will, pursuant to its second amended and restated certificate of incorporation (the “Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by applicable law or stock exchange listing requirements, or the Company decides to obtain stockholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Stockholder may elect to redeem their Public Shares without voting, and if they do vote, irrespective of whether they vote for or against the proposed transaction.

Notwithstanding the foregoing, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Certificate of Incorporation will provide that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares, without the prior consent of the Company.

The holders of the Founder Shares have agreed (a) to waive their redemption rights with respect to the Founder Shares and Public Shares held by them in connection with the completion of a Business Combination and (b) not to propose an amendment to the Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, unless the Company provides the Public Stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

If the Company has not completed a Business Combination within 12 months, by March 15, 2023, the Company may, by resolution of the board if requested by the sponsor, extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of up to 18 months to complete a business combination, by September 15, 2023), subject to the sponsor depositing additional funds into the trust account upon five days advance notice prior to the applicable deadline (collectively the “Combination Period”). The Sponsor will deposit into the trust account $1,235,000, on or prior to the date of the applicable deadline for each of the available three-month extensions providing a total possible business combination period of 18 months at a total payment value of $2,470,000. The Company deposited $1,235,000 into the trust account in March 2023 to fund the automatic 3-month extension to June 15, 2023. Any such payments would be made in the form of non-interest-bearing loans. The Company may also seek to amend its charter or governing instruments to extend the time to consummate an initial business combination in order to effectuate an initial business combination. If the

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

Company completes an initial business combination, it will, at the option of the sponsor, repay such loaned amounts out of the proceeds of the trust account released to the Company or convert a portion or all of the total loan amount into warrants at a price of $1.00 per warrant, which warrants are identical to the private warrants.

If the Company has not completed a Business Combination within the specified period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There are no redemption rights or liquidating distributions with respect to the Company’s Units, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The holders of the Founder Shares have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the holders of Founder Shares acquire Public Shares in or after the Initial Public Offering, such Public Shares are entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public Share due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered accounting firm), prospective target businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Going Concern Consideration

At December 31, 2022, the Company had cash outside of trust of $545,655 and working capital deficit of $148,043. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company has funds that are sufficient to fund the working capital needs of the Company until the consummation of an initial business

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

combination or the winding up of the Company as stipulated in the Company’s amended and restated memorandum of association. However, management has determined that these liquidity risks, as well as if the Company is unsuccessful in consummating an initial business combination within 15 months, or June 15, 2023 as the Company deposited $1,235,000 into the trust account in March 2023 to fund the automatic 3-month extension, (or up to 18 months, by September 15, 2023, if the Company extends the period of time to consummate a business combination) from the closing of the IPO, the requirement that the Company cease all operations, redeem the public shares and thereafter liquidate and dissolve raises substantial doubt about the ability to continue as a going concern for the next twelve months from the issuance of this filing. The balance sheets do not include any adjustments that might result from the outcome of this uncertainty. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“US GAAP”), which contemplate continuation of the Company as a going concern.

Risks and Uncertainties

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy are not determinable as of the date of these financial statements. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements.

Management is currently evaluating the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, close of the Initial Public Offering and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with US GAAP and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company,

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the balance sheet which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2022 and 2021.

Investments held in Trust Account

At December 31, 2022 and 2021, the Company had $127.8 million and $0 in investments held in the Trust Account, respectively. The funds held in Trust are invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are included in Income earned on Investments held in Trust Account in the accompanying statements of operations. The estimated fair value of investments held in Trust Account are determined using available market information.

Offering Costs associated with an Initial Public Offering

The Company complies with the requirements of the Financial Accounting Standards Board (“FASB”) ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering.” Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Upon completion of the Initial Public Offering, offering costs associated with the shares of Class A Common Stock were allocated between temporary equity and the Public Warrants by the relative fair value method. Total offering costs at the close of the Initial Public Offering were $6,951,081. Other costs of $597,334 consisted principally of costs, such as professional, legal and other fees, incurred in connection with preparation for the Initial Public Offering. These offering costs, together with the underwriter fees of $5,557,500 (of which 4,322,500 is deferred until successful initial Business Combination), were allocated between temporary equity in a relative fair value method upon completion of the Initial Public Offering. In addition, the Company recorded the fair value of $776,815 for representative shares issued upon close of the Public Offering as well as the fair value of the remaining over-allotment option of $19,432 as offering costs.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Class A common stock subject to possible redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity (deficit). The Company’s Class A common stock features certain redemption rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2022, the shares of Class A common stock subject to possible redemption in the amount of $127,242,983 are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheets.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable Class A common stock to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized a measurement adjustment from initial book value to redemption amount value. The change in the carrying value of redeemable Class A common stock resulted in charges against additional paid-in capital and accumulated deficit of approximately $12.9 million. The valuation of common stock subject to redemption includes the Company’s estimate of interest held in the Trust Account that is available for payment of taxes, and excludes dissolution expense of up to $100,000 since it is only taken into account in the event of the Company’s liquidation.

At December 31, 2022, the Class A common stock subject to possible redemption reflected in the balance sheet is reconciled in the following table:

Gross proceeds	$123,500,000
Less:
Proceeds allocated to Public Warrants	(3,755,675)
Class A common stock issuance costs	(6,716,427)
(10,472,102)

Plus:
Class A Common Stock Redeemable Remeasurement Adjustment at IPO	12,942,102
Remeasurement adjustment for the year ended December 31, 2022	1,272,983
Class A common stock subject to possible redemption	$127,242,983

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2022

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company has identified the United States as its only “major” tax jurisdiction. The Company is subject to income taxation by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The IR Act imposes a 1% excise tax on the fair market value of stock repurchases made by covered corporations after December 31, 2022. The total taxable value of shares repurchased is reduced by the fair market value of and newly issued shares during the taxable year. Redemption rights are ubiquitous to nearly all SPACs. Shareholders have the ability to require the SPAC to repurchase their shares prior to the merger in what is known as a redemption right, essentially getting their money back. There are two possible scenarios in which redemption rights come into play. First, they can be exercised by the shareholders themselves because they are exiting the transaction, or second, they can be triggered because the SPAC did not find a target with which to merge. The Company will continue to access the potential impact of the IR Act. Based on our preliminary assessment, we do not expect a material impact on our financial statements.

Net Income (Loss) per Common Stock

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per share of common stock is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding for the period. The Company applies the two-class method in calculating earnings per share. The remeasurement adjustment associated with the redeemable shares of Class A Common Stock is excluded from income (loss) per share as the redemption value approximates fair value.

The calculation of diluted income (loss) per share of common stock does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering and (ii) the Private Placement since the exercise of the warrants is contingent upon the occurrence of future events. As of December 31, 2022, the warrants are exercisable to purchase 11,580,000 shares of Class A common stock in the aggregate. As a result, diluted income (loss) per share of common stock is the same as basic income (loss) per common stock for the periods presented. On March 10, 2022, the Company effectuated a 1.1-for-1 share split on the Class B common stock, resulting in an aggregate of 3,162,500 founder shares outstanding (up to 412,500 shares of which were subject to forfeiture, of which 75,000 were forfeited, resulting in 337,500 common stock shares outstanding subsequent to March 10, 2022). Basic net income per share of common stock excludes the 337,500 shares subject to forfeiture from weighted average shares outstanding between January 1, 2022 through March 10, 2022 due to the contingency with forfeiture. Diluted net income per share of common stock weighted average shares outstanding considers the 337,500 shares subject to forfeiture as outstanding during the entire year ended December 31, 2022. For the period from June 14, 2021 (inception) through December 31, 2021, the 412,500 shares subject to forfeiture were excluded from the basic and diluted weighted average shares outstanding.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The following table reflects the calculation of basic and diluted net income (loss) per share of common stock.

For the Year ended December 31, 2022
Class A Redeemable Common Stock
Numerator: Income allocable to Class A Redeemable Common Stock	$451,082
Denominator: Basic weighted average shares outstanding	9,846,164
Basic net income per share, Class A Redeemable Common Stock	$0.05

Class A and Class B Non-Redeemable Common Stock
Numerator: Income allocable to Class A and Class B Non-Redeemable Common Stock	$142,823
Denominator: Basic weighted average shares outstanding	3,117,537
Basic net income per share, Class A and Class B Non-Redeemable Common Stock	$0.05
For the Year ended December 31, 2022
Class A Redeemable Common Stock
Numerator: Income allocable to Class A Redeemable Common Stock	$448,713
Denominator: Diluted weighted average shares outstanding	9,846,164
Diluted net income per share, Class A Redeemable Common Stock	$0.05

Class A and Class B Non-Redeemable Common Stock
Numerator: Income allocable to Class A and Class B Non-Redeemable Common Stock	$145,192
Denominator: Diluted weighted average shares outstanding	3,185,962
Diluted net income per share, Class A and Class B Non-Redeemable Common Stock	$0.05
For the Period From June 14, 2021 (Inception) Through December 31, 2021
Class A Redeemable common stock
Numerator: Loss allocable to Class A common stock	$—
Denominator: Basic and diluted weighted average shares outstanding	—
Basic and diluted net loss per share, Class A Redeemable Common Stock	$(0.00)

Class A and Class B Non-redeemable common stock
Numerator: Loss allocable to Class B common stock	$(1,430)
Denominator: Basic and diluted weighted average shares outstanding	2,750,000
Basic and diluted net loss per share, Class A and Class B Non-Redeemable Common Stock	$(0.00)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Fair Value of Financial Instruments

Fair value is defined as the price that would be received for sale of an asset or paid to transfer of a liability, in an orderly transaction between market participants at the measurement date. US GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). See Note 8.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480, and FASB ASC 815, “Derivatives and Hedging” (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment is conducted at the time warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all of the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. The Company accounts for outstanding warrants as equity-classified instruments.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3 — INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 11,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

On March 15, 2022, the underwriters purchased an additional 1,350,000 Units pursuant to the partial exercise of the over-allotment option. The Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $13,500,000.

NOTE 4 — PRIVATE PLACEMENTS

The Sponsor purchased an aggregate of 5,000,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $5,000,000, from the Company in private placements that occurred simultaneously with the closing of the Initial Public Offering. Each Private Placement Warrant is exercisable to purchase one share of Common stock at a price of $11.50 per share, subject to adjustment (see Note 7). The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 4 — PRIVATE PLACEMENTS (cont.)

will expire worthless. The Private Placement Warrants (including the Common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or saleable until 30 days after the completion of an Initial Business Combination, subject to certain exceptions.

On March 15, 2022, in connection with the exercise of the over-allotment option, the Sponsor and the underwriter purchased an additional 405,000 Private Placement Warrants at a purchase price of $1.00 per warrant generating additional gross proceeds to the Company of $405,000.

NOTE 5 — RELATED PARTIES

Founder Shares

On August 17, 2021, the Sponsor received 2,875,000 of the Company’s Class B common stock (the “Founder Shares”) for $25,000 paid for Company deferred offering costs. On March 10, 2022, the Company effectuated a 1.1-for-1 share split, resulting in an aggregate of 3,162,500 Founder Shares outstanding (see Note 7). All share amounts have been adjusted to reflect the share split. The Founder Shares include an aggregate of up to 412,500 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the number of Founder Shares equals, on an as-converted basis, approximately 20% of the Company’s issued and outstanding shares of common stock after the Initial Public Offering. During the year ended December 31, 2022, as a result of the partial exercise of the over-allotment option, the remaining 75,000 shares subject to forfeiture expired.

The holders of the Founder Shares have agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Public Stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Promissory Note — Related Party

On July 27, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) March 31, 2022 or (ii) the consummation of the Initial Public Offering (the “Original Maturity Date”). On May 20, 2022, the Company and the Sponsor amended and restated the Promissory Note (the “Amended Note”) (i) to extend the Original Maturity Date to a new maturity date which shall be upon the earlier of the closing of the Company’s initial business combination or the Company’s liquidation, and (ii) to permit the holder of the Amended Note, in its sole discretion, to convert any or all of the unpaid principal under the Amended Note into warrants, at a price of $1.00 per warrant, upon consummation of the Company’s initial business combination. As of December 31, 2022 and 2021, there was $125,341 outstanding under the Promissory Note.

On May 20, 2022, the Company and the Sponsor entered into the Amended Note (i) to extend the Original Maturity Date to a new maturity date which shall be upon the earlier of the closing of the Company’s initial business combination or the Company’s liquidation, and (ii) to permit the holder of the Amended Note, in its sole discretion, to convert any or all of the unpaid principal under the Amended Note into Warrants, at a price of $1.00 per warrant, upon consummation of the Company’s initial business combination.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 5 — RELATED PARTIES (cont.)

Advances from Related Parties

From time to time, affiliates of the Sponsor advance funds to the Company or pay expenses on behalf of the Company for formation and operating costs. These advances are due on demand and are non-interest bearing. During the year ended December 31, 2022, the related parties paid $2,841 of expenses on behalf of the Company, respectively. As of December 31, 2022 and 2021, the outstanding balance due was $0 and $939, respectively.

General and Administrative Services

Commencing on the date of the Initial Public Offering, the Company has agreed to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support for up to 18 months. Upon completion of the Initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. During the year ended December 31, 2022, the Company recorded $95,000 of expenses related to the agreement, respectively. As of December 31, 2022, there was no balance outstanding.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon completion of a Business Combination into Warrants at a price of $1.00 per Warrant. Such Units would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of December 31, 2022 and 2021, there were no amounts outstanding under the Working Capital Loans.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Private Placement Warrants that may be issued upon conversion of Working Capital Loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of Initial Public Offering requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to shares of Class A common stock). The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of Initial Public Offering to purchase up to 1,650,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 6 — COMMITMENTS AND CONTINGENCIES (cont.)

The underwriters were paid a cash underwriting discount of $0.10 per Unit, or $1,235,000 upon the closing of the Initial Public Offering. EF Hutton, division of Benchmark Investments, LLC, which is the representative of the underwriters in the Initial Public Offering, also received 123,500 shares of Class A common stock as compensation in connection with the closing of the Initial Public Offering (the “Representative Shares”). In addition, the underwriters are entitled to a deferred fee of $0.35 per Unit, or $4,322,500, which includes the additional deferred fee from the exercise of the over-allotment option. he deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

On March 15, 2022, the underwriters purchased an additional 1,350,000 Units pursuant to the partial exercise of the over-allotment option. The Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $13,500,000. The Company recorded the fair value of the remaining over-allotment option of $19,432 as a liability on accordance with ASC 815-50 on March 15, 2022. On April 29, 2022, the remaining over-allotment option expired and the liability was written off to the statements of operations. Upon consummation of the Initial Public Offering, the Company used a modified Black-Scholes model to value the over-allotment option. See Note 8.

Pursuant to the underwriting agreement entered into by Nubia and the representatives of the several underwriters in the Nubia IPO, the holders of the Representative shares agreed not to transfer, assign or sell any such shares, except as permitted under the underwriting agreement, until the later of the completion of Nubia’s initial business combination and 180 days (pursuant to FINRA Rule 5110(e)(1)) following the Initial Public Offering. Upon close of the Initial Public Offering, the Company recorded additional stock issuance costs of $776,815, the grant date fair value of the shares.

NOTE 7 — STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. As of December 31, 2022 and 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. As of December 31, 2022 and 2021, there were 123,500 and 0 shares of Class A common stock issued and outstanding, respectively. In addition, there were 12,350,000 shares of Class A common stock in temporary equity on the balance sheets.

Class B Common Stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. As of December 31, 2022 and 2021, there were 3,087,500 and 3,162,500 shares of Class B common stock issued and outstanding. At issuance, the Class B common stock included an aggregate of up to 412,500 shares of Class B common stock originally subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding common stock after the Initial Public Offering. Upon the partial exercise of the over-allotment option, there were 75,000 shares which were forfeited during the year ended December 31, 2022 when the remaining over-allotment option expired.

Holders of Class A common stock and holders of Class B common stock will vote together as a single class on all matters submitted to a vote of our shareholders, including the election of directors, except as otherwise required by law. In connection with our initial business combination, we may enter into a stockholders agreement or other arrangements with the stockholders of the target or other investors to provide for voting or other corporate governance arrangements that differ from those in effect upon completion of this offering.

The shares of Class B common stock will automatically convert into Class A common stock at the time of a Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 — STOCKHOLDERS’ EQUITY (DEFICIT) (cont.)

the amounts issued in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the then-outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (net of the number of shares of Class A common stock redeemed in connection with a Business Combination), excluding any shares or equity-linked securities issued or issuable to any seller of an interest in the target to us in a Business Combination.

Warrants — As of December 31, 2022, there were 11,580,000 warrants outstanding (5,405,000 Private warrants and 6,175,000 Public Warrants). Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of Class A common stock is available, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of residence of the exercising holder, or an exemption from registration is available.

The Company has agreed that as soon as practicable after the closing of a Business Combination the Company will use its commercially reasonable efforts to file, and within 90 days following a Business Combination to have declared effective, a registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a) (9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

•        in whole and not in part;

•        at a price of $0.01 per Public Warrant;

•        upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period to each warrant holder; and

•        if, and only if, the last reported sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganization, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to warrant holders.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 — STOCKHOLDERS’ EQUITY (DEFICIT) (cont.)

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common stock issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

The Private Placement Warrants are identical to the Public Warrants underlying the Units being sold in the Initial Public Offering.

NOTE 8 — FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1 — quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3 — unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value at December 31, 2022, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description:	Level	December 31, 2022
Assets:
Investments held in Trust Account	1	$127,782,882

The estimated fair value of Investments held in Trust Account are determined using available market information.

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 8 — FAIR VALUE MEASUREMENTS (cont.)

On March 15, 2022, the Company recognized over-allotment option liability in accordance with ASC 815-40 in the balance sheets of $19,432. The over-allotment option was measured at fair value at inception, and re-measured at March 31, 2022. Upon expiration of the over-allotment option on April 29, 2022, the Company wrote-off the option to the statements of operations. During the year ended December 31, 2022, the Company recorded a gain on the change in fair value of $19,432 to the statements of operations.

The initial fair value measurement of the over-allotment option liability as of March 15, 2022, and re-measurement at March 31, 2022, were calculated using the following range of weighted average assumptions:

	March 15, 2022	March 31, 2022
Risk-free interest rate	0.055%	0.17%
Expected life of over-allotment option	0.12 years	0.08 years
Expected volatility of underlying stock	4.60%	4.60%
Dividends	0%	0%

The 123,500 Representative Shares have a grant date fair value of $6.29 per share or an aggregate of $776,815. The Company measured the fair value of the Representative Shares on the grant date of the award utilizing a valuation model which considers certain assumptions. These assumptions include the offering price, the marketability of the Company and the probability of initial business combination, which were considered Level 3 inputs. Upon the Initial Public Offering, such amounts were allocated to offering costs within stockholders’ equity (deficit).

NOTE 9 — INCOME TAXES

The Company’s deferred tax assets are as follows at December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
Deferred tax asset
Net operating loss	$—	$—
Startup/organizational costs	147,881	300
Total deferred tax asset	147,881	300
Valuation allowance	(147,881)	(300)
Deferred tax asset, net of allowance	$—	$—

The income tax provision (benefit) consists of the following for the year December 31, 2022 and for the period from June 14, 2021 (inception) ended December 31, 2021:

	December 31, 2022	December 31, 2021
Federal
Current	$339,889	$—
Deferred	—	—
State and Local
Current	—	—
Deferred	—	—
Income tax provision / (benefit)	$339,889	$—

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of

NUBIA BRAND INTERNATIONAL CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 9 — INCOME TAXES (cont.)

deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period ended December 31, 2022 and 2021, the change in the valuation allowance was $147,481 and $300, respectively.

A reconciliation of the statutory tax rate to the Company’s effective tax rates for the periods ended December 31, 2022 and 2021:

	Year Ended December 31, 2022	For the Period Ended December 31, 2021
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	—	—
Change in fair value of overallotment liability	(0.44)	—
Change in valuation allowance	15.84	(21.0)
Income tax provision (benefit)	36.40%	0.00%

NOTE 10 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. The Company did not identify any subsequent events, except as noted below, that would have required adjustment or disclosure in the financial statements.

On February 16, 2023, the Company entered into a Merger Agreement (the “Merger Agreement”) by and among Honeycomb Battery Company, an Ohio corporation (the “Honeycomb”), the Company, and Nubia Merger Sub, Inc., an Ohio corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, pursuant to which Merger Sub will merge with and into Honeycomb (the “Merger”) with Honeycomb as the surviving corporation of the Merger and becoming a wholly-owned subsidiary of the Company. In connection with the Merger, the Company will change its name to “Honeycomb Battery Company” or such other name designated by Honeycomb by notice to the Company, which is referred to herein as the “Combined Company.” The board of directors of the Company (the “Nubia Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby (collectively, the “Transactions”) and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company.

The Company will issue 70.0 million of its shares of common stock ($700.0 million) to the stockholders of Honeycomb, plus contingent earnout payments of up to 22.5 million shares of common stock ($225.0 million) if certain stock price targets are met as set forth in the Merger Agreement.

The Merger Agreement contains customary representations and warranties of the parties.

The Merger is expected to be accounted for as a reverse recapitalization with Honeycomb as the accounting acquirer.

In March 2023, $200,050 was withdrawn from the Trust to pay taxes.

The Company deposited $1,235,000 into the trust account in March 2023 to fund the automatic 3-month extension to June 15, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Global Graphene Group, Inc.

Opinion on the Financial Statements

We have audited the accompanying combined carved-out balance sheets of the Battery Group of Global Graphene Group, Inc. (the “Company”) as of December 31, 2022 and 2021 and the related combined carved-out statements of operations, parent’s net equity and cash flows for the years then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Continuation as a Going Concern

The accompanying combined carved-out financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the Summary of Significant Accounting Policies note to the financial statements, the Company has experienced recurring losses from operations and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GBQ Partners LLC

We have served as the Company’s auditor since 2022.

Columbus, Ohio
February 28, 2023

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Combined Carved-Out Balance Sheets
December 31, 2022 and 2021

	2022	2021
ASSETS
Current Assets
Cash	$621,575	$8,679
Accounts receivable	1,037	997
Receivable from Parent	1,070,000	1,230,000
Inventory	22,731	22,731
Prepaid expenses and other current assets	32,723	44,666
Total current assets	1,748,066	1,307,074

Property and Equipment, at cost
Land improvements	60,137	60,137
Building and leasehold improvements	3,623,242	3,616,307
Machinery and equipment	2,124,763	2,104,221
Construction in progress	—	17,332
	5,808,141	5,797,997
Less: accumulated depreciation	(3,177,683)	(2,620,261)
Total property and equipment, net	2,630,458	3,177,736

Other Assets
Receivable from Parent	—	1,070,000
Patents, net of amortizatoin	1,332,197	1,156,136
TOTAL ASSETS	$5,710,721	$6,710,946

LIABILITIES AND PARENT’S NET EQUITY
Current Liabilities
Accounts payable	$920	$375
Accrued expenses	112,225	23,362
Total current liabilities	113,145	23,737
Long-Term Liabilities	—	—
Total liabilities	113,145	23,737
Parent’s Net Equity
Parent’s net equity	5,597,576	6,687,209
Total Parent’s Net Equity	5,597,576	6,687,209
TOTAL LIABILITIES AND PARENT’S NET EQUITY	$5,710,721	$6,710,946

The accompanying notes are an integral part of the financial statements.

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Combined Carved-Out Statements of Operations
For the Years Ended December 31, 2022 and 2021

	2022	2021
Net Sales	$19,036	$10,396
Cost of Goods Sold	2,934	20,863
Gross Profit (Loss)	16,102	(10,467)

Operating Expenses
Wages, benefits and payroll taxes	2,528,120	2,093,139
Marketing & advertising	1,079	921
Rent	35,937	38,856
Professional fees	204,157	234,873
Repairs & maintenance	132,970	153,585
Utilities	115,726	93,487
Supplies	261,273	181,992
Travel	16,473	17,405
Dues & subscriptions	115	2,253
Depreciation & amortization	606,911	657,182
Other	59,376	355
Total operating expenses	3,962,136	3,474,046

Operating Loss	(3,946,035)	(3,484,513)

Other Income (Expense)
Interest income	—	2
Other income	—	12,595
Other expense	1,178	2,804
Total other income (expense)	(1,178)	9,793

Net Loss before Income Taxes	(3,947,213)	(3,474,720)
Benefit (Provision) for Income Taxes	—	—
Net Loss	$(3,947,213)	$(3,474,720)

The accompanying notes are an integral part of the financial statements.

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Combined Carved-Out Statements of Parent’s Equity
For the Years Ended December 31, 2022 and 2021

	2022	2021
Parent’s Net Equity, Beginning of Period	$6,687,209	$7,104,664
Net loss	(3,947,213)	(3,474,720)
Distributions and net transfers with Parent and other Affiliates	2,857,580	3,057,264
Parent’s Net Equity, End of Period	$5,597,576	$6,687,209

The accompanying notes are an integral part of the financial statements.

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Combined Carved-Out Statements of Cash Flows
December 31, 2022 and 2021

	2022	2021
Cash Flows from Operating Activities:
Net loss	$(3,947,213)	$(3,474,720)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	606,911	657,182
Changes in operating assets and liabilities:
Accounts receivable	(40)	32,715
Receivable from Parent	1,060,000	—
Inventories	—	19,444
Prepaid expenses and other current assets	11,943	158
Accounts payable	545	357
Accrued expenses	88,863	(65,210)
Total adjustments	1,768,222	644,646
Net cash used in operating activities	(2,178,991)	(2,830,073)

Cash Flows from Investing Activities:
Purchase of property and equipment	(10,144)	(19,755)
Capitalized patent costs	(225,550)	(241,746)
Net cash used in investing activities	(235,694)	(261,501)

Cash Flows from Financing Activities:
Distributions, net transfers and net changes in due to and from Parent and other affiliates	3,044,939	3,057,263
Net cash provided by financing activities	3,044,939	3,057,263
Net (decrease) increase in cash	630,254	(34,311)

Cash – Beginning of Period	8,679	42,990
Cash – End of Period	$621,575	$8,679

The accompanying notes are an integral part of the financial statements.

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Notes to Combined Carved-Out Financial Statements
December 31, 2022 and 2021

Nature and Scope of Business

Global Graphene Group, Inc. (“G3” or “Parent”), registered in Delaware and headquartered in Dayton, Ohio, was formed in February 2016 as a holding company for the various interests in graphene and battery related companies. G3 is engaged in research and development activities related to the production and application of graphene and graphene-enabled technologies, including but not limited to battery and electric conductivity applications, thermal management, corrosion control, rubber composites and others. The core business of G3 is batteries. The Battery Group is essentially an advanced materials and battery technology enterprise, focused on the development and commercialization of next-generation EV battery technologies. As of December 2022, the Parent holds over 520 patents and patent applications related to batteries and battery components, which are being transferred to the Battery Group of G3. The Parent also holds over 250 patents and patent applications related to the production and application of graphene and non-battery graphene-related technologies. The domestic operations of the Parent in Dayton, Ohio, are primarily focused on research and product development activities. G3 also engages in the marketing and sale of graphene through its operating subsidiaries in Taiwan and China.

The accompanying combined carved-out financial statements show the historical combined carve-out financial position, results of operations, changes in parent’s net equity and cash flows of the Battery Group operations of G3 (collectively referred to as the “Company”). These combined carved-out financial statements have been derived from the accounting records of G3 to include the assets, liabilities, revenues and expenses of two subsidiaries included in the Battery Group; Angstron Energy Company, Inc. (“AEC”) and Honeycomb Battery Company. (“HBC”), assets to be contributed by the Parent or other affiliates to the Company on a post spin-out transaction basis select and certain allocated assets, liabilities and expenses of the Parent. These combined carved-out financial statements do not necessarily reflect what the results of operations, financial position, or cash flows would have been had the Company been a separate entity nor are they indicative of future results of the Company.

The combined carve-out operating results of the Company have been specifically identified based on the Company’s existing subsidiary structure. The majority of the assets and liabilities of the Company have been identified based on the existing subsidiary structure. The historical costs and expenses reflected in the combined carved-out financial statements include an allocation for certain corporate and shared service functions. Management believes the assumptions underlying the combined carved-out financial statements are reasonable. Nevertheless, the combined carved-out financial statements may not include all of the actual expenses that would have been incurred had the Company operated on a standalone basis during the periods presented and may not reflect the results of operations, financial position and cash flows had the Company operated on a standalone basis during the periods presented. Actual costs that would have been incurred if the Company had operated on a standalone basis would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure. The Company may incur additional costs associated with being a standalone, publicly listed company that were not included in the expense allocations and, therefore, would result in additional costs that are not reflected in the historical results of operations, financial position and cash flows.

Summary of Significant Accounting Policies

Going Concern

The Company has experienced recurring net losses and has generated minimal sales from inception. As part of the G3 group of companies, the Company is dependent upon Parent and affiliates for all of its working capital and financing requirements as Parent uses a centralized approach to cash management and financing of its operations. Financial transactions relating to the Company are accounted for in these financial statements through the Net Parent’s Equity account. Accordingly, none of Parent’s cash or debt at the corporate level have been assigned to the Company in these financial statements. Net Parent’s equity represents Parent’s interest in the recorded net assets of the Company. All significant transactions between the Company, Parent and affiliates have been included in the accompanying financial statements. Transactions with Parent and affiliates are reflected in the accompanying

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Notes to Combined Carved-Out Financial Statements
December 31, 2022 and 2021

Summary of Significant Accounting Policies (cont.)

Statements of Parent’s Net Equity as “Distributions and net transfers with Parent and other affiliates” and in the accompanying combined carved-out balance sheets within “Net Parent’s Equity.” The statements of operations of the Company includes revenues and expenses that are specifically identifiable to the Company plus allocated corporate overhead or other shared costs based on methodologies that management deems appropriate for the nature of the cost. All significant intercompany accounts and transactions between the businesses comprising the Company have been eliminated in the accompanying financial statements.

The Company’s ability to continue as a going concern depends on generating cash from operations, and the potential of obtaining additional debt or equity financing; however, there can be no assurance the Company will be successful in these efforts. This concern can be addressed by a business growth plan that includes commercialization of next-gen batteries, which can benefit from access to public capital markets. The Parent is currently exploring a transaction whereby the Company would merge with a publicly listed Special Purpose Acquisition Company (SPAC).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during each of the reporting periods. Actual results could differ from those estimates. The Company’s significant estimates consist of impairment of long-lived assets.

Cash and Cash Equivalents

Cash consist of cash, checking accounts, money market accounts and temporary investments with maturities of three months or less when purchased. As of December 31, 2022 and 2021, the Company had no cash equivalents. Intercompany transactions between the Company, the Parent and affiliates are considered to be effectively settled in the combined carved-out financial statements at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the combined statements of cash flows within financing activities and in the combined carved-out balance sheets within Parent’s Net Equity.

Accounts Receivable, net and Allowance for Credit Losses

Accounts receivables are stated at the amount the Company expects to collect. The Company recognizes an allowance for credit losses to ensure accounts receivables are not overstated due to un-collectability. Bad debt reserves are maintained as warranted for various customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligation, such as in the case of bankruptcy filings, or deterioration in such customer’s operating results or financial position. If circumstances related to a customer change, estimates of the recoverability of receivables would be further adjusted. As of December 31, 2022 and 2021, the Company determined that no allowance was required.

Receivable from Parent

The receivable from Parent of $1,070,000 and $2,300,000 as of December 31, 2022 and 2021, respectively, represents an allocation of cash funds from a subsidiary not included in the Battery Group. The Parent’s intent is to contribute the remaining funds to the Battery Group in 2023.

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Notes to Combined Carved-Out Financial Statements
December 31, 2022 and 2021

Summary of Significant Accounting Policies (cont.)

Inventory

Inventories are stated at the lower of first-in, first-out cost or net realizable value. The Company writes-down its inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. The Company provides reserves for obsolete inventories when the Company deems the value to be impaired. As of December 31, 2022 and 2021, the Company determined that no reserve was required.

Property and Equipment, net

Property and equipment are recorded at cost less accumulated depreciation and amortization. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred, and expenditures, which extend the economic life, are capitalized. When assets are retired, or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized. The Company assesses the carrying value of its property and equipment for impairment each year. Based on its assessments, the Company did not incur any impairment charges for 2022 and 2021.

Property and Equipment, net

The Company depreciates its property and equipment for financial reporting purposes using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

Bulding	40 years
Leasehold improvements	15 years
Machinery & equipment	5 years

Depreciation expense of property and equipment was approximately $557,000 and $616,000 for 2022 and 2021, respectively.

Patents

The Company capitalizes external costs, such as filing fees and associated attorney fees, incurred to obtain issued patents. The Company’s intangible assets consist of capitalized costs for unissued patents and issued patents that are owned by an affiliate and have been included in these financial statements on the basis that the Parent will contribute these assets to the Company in connection with the proposed SPAC transaction. Issued patents are carried at cost less accumulated amortization. Successful patent efforts are amortized over the life of the patent, and unsuccessful efforts are expensed. The issued patents are being amortized over a useful life of 20 years. Amortization of the patent costs commences upon patent issuance. Unissued and issued patents were approximately $971,000 and $354,000 as of December 31, 2022, respectively; and $826,000 and $324,000 at December 31, 2021, respectively. The Company assesses the carrying value of its intangible assets for impairment each year. Based on its assessments, the Company did not incur any impairment charges for 2022 and 2021.

Translation of Foreign Currencies

The functional currency of HBC’s Taiwan subsidiary is the New Taiwan. In accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 830, Foreign Currency Matters, the financial statements of the Company’s HBC Taiwan are translated to U.S. dollars using the exchange rates at the balance sheet dates for assets and liabilities, the historical exchange rate for stockholders’ equity accounts and a weighted average exchange rate for revenue, expenses and gains or losses. Foreign currency translation adjustments are accumulated in a separate component of stockholders’ deficit until the foreign business is sold or substantially liquidated. The foreign currency translation adjustments as of and for the years ended December 31, 2022 and 2021 were not material.

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Notes to Combined Carved-Out Financial Statements
December 31, 2022 and 2021

Summary of Significant Accounting Policies (cont.)

Revenue Recognition

Revenue is recognized when a performance obligation has been satisfied by transferring control of promised products or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products. Revenues are recognized at a point in time when control transfers to customers, which is generally determined when title, ownership and risk of loss pass to the customer.

Research and Development

All research and development costs are expensed as incurred. Substantially all costs incurred in 2022 and 2021 were related to research and development activities.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rate is recognized in income or expense in the period that the change is effective. Income tax benefits are recognized when it is probable that the deduction will be sustained. A valuation allowance is established when it is more likely than not that all or a portion of a deferred tax asset will either expire before the Company is able to realize the benefit, or that future deductibility is uncertain. Due to the losses recognized in 2022, 2021 and prior years, a full valuation allowance has been recognized in the balance sheets as of December 31, 2022 and 2021 and no benefit for the net losses has been recognized in the 2022 and 2021 statements of operations.

New Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which enhances transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The guidance includes a new definition of a lease, which are classified as either a finance lease or operating lease. Only short-term leases are not recognized on the balance sheet. Other changes include certain aspects of lessee accounting, lessor accounting, leveraged leases, sale and leaseback transactions and required disclosures. Topic 842 was effective for the Company effective January 1, 2022. The Company has only three operating leases with the remaining lease obligation totaling approximately $36,000 as of December 31, 2022. Because the effect of Topic 842 would not be material to the Company’s financial statements, the Company has not adopted this new standard in 2022.

Patents

Issued patents are recognized on the balance sheets net of accumulated amortization of approximately $278,000 and $28,000 as of December 31, 2022 and 2021, respectively. Amortization expense for the patents included in these financial statements was approximately $49,000 and $41,000 for 2022 and 2021, respectively. Future amortization expense for the patents over the next five years is anticipated to be approximately $45,000 per year.

BATTERY GROUP OF
GLOBAL GRAPHENE GROUP, INC.
Notes to Combined Carved-Out Financial Statements
December 31, 2022 and 2021

Operating Leases

Rent expense for 2022 and 2021 was approximately $36,000 and $39,000, respectively inclusive of $18,000 of allocated rent charges.

Future minimum rental payments under non-cancelable operating leases for legal entities included in the Battery Group are as follows:

2023	$28,625
2024	4,168
2025	1,500
2026	1,375
Total	$35,668

Foreign Operations

The foreign subsidiary of the Company represented approximately $12,000 and $39,000 of total assets, and $23,000 and $16,000 of total liabilities as of December 31, 2022 and 2021, respectively. There were no revenues recognized by the foreign subsidiary in 2022 and 2021. Total expenses incurred by the foreign subsidiary were approximately $231,000 and $169,000 in 2022 and 2021, respectively.

Commitments and Contingencies

The Internal Revenue Service has placed a federal tax lien on all the property and rights to property belonging to Global Graphene Group, Inc. which would include the assets included in these combined carved-out financial statements of the Company. The lien relates to unpaid federal income taxes for 2017. Inclusive of interest, the balance owed is approximately $2,090,000 as of February 2023.

Subsequent Events — Date of Management Evaluation

Management has evaluated subsequent events through February 28, 2023, the date on which the financial statements were available to be issued.

Annex A

MERGER AGREEMENT

dated February 16, 2023

by and among

Honeycomb Battery Company, as the Company,

Nubia Brand International Corp., as Parent, and

Nubia Merger Sub, Inc., as Merger Sub

Annex A Page No.
ARTICLE I	DEFINITIONS	A-2
1.1	Definitions	A-2
1.2	Construction	A-13
ARTICLE II	MERGER	A-14
2.1	Merger	A-14
2.2	Merger Effective Time	A-14
2.3	Effect of the Merger	A-14
2.4	U.S. Tax Treatment	A-14
2.5	Articles of Incorporation; Bylaws	A-15
2.6	Closing	A-15
2.7	Directors and Officers of the Surviving Corporation	A-15
2.8	Directors and Officers of Parent	A-15
2.9	Taking of Necessary Action; Further Action	A-16
2.10	No Further Ownership Rights in Company Common Stock	A-16
ARTICLE III	EFFECT OF THE MERGER	A-16
3.1	Effect of the Merger on Parent Class B Common Stock	A-16
3.2	Effect of the Merger on Company Common Stock	A-16
3.3	Surrender and Payment	A-16
3.4	Earnout	A-16
3.5	Holdback Shares	A-18
3.6	No Fractional Shares	A-18
3.7	No Withholding	A-18
ARTICLE IV	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	A-19
4.1	Corporate Existence and Power	A-19
4.2	Authorization	A-19
4.3	Governmental Authorization	A-20
4.4	Non-Contravention	A-20
4.5	Capitalization	A-20
4.6	Corporate Records	A-21
4.7	Subsidiaries	A-21
4.8	Consents	A-21
4.9	Financial Statements	A-21
4.10	Internal Accounting Controls	A-22
4.11	Absence of Certain Changes	A-22
4.12	Properties; Title to the Company’s Assets	A-22
4.13	Litigation	A-22
4.14	Contracts	A-23
4.15	Licenses and Permits	A-24
4.16	Compliance with Laws	A-25
4.17	Intellectual Property	A-25
4.18	Accounts Payable; Affiliate Loans	A-28
4.19	Employees; Employment Matters	A-28
4.20	Withholding	A-31
4.21	Employee Benefits	A-31
4.22	Real Property	A-32
4.23	Tax Matters	A-33
4.24	Complete Assets	A-35

Annex A-i

Annex A Page No.
4.25	Environmental Laws	A-35
4.26	No Finders’ Fees	A-35
4.27	Directors and Officers	A-35
4.28	Anti-Money Laundering Laws	A-36
4.29	Insurance	A-36
4.30	Related Party Transactions	A-37
ARTICLE V	REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB	A-37
5.1	Corporate Existence and Power	A-37
5.2	Corporate Authorization	A-37
5.3	Governmental Authorization	A-38
5.4	Non-Contravention	A-38
5.5	Finders’ Fees	A-38
5.6	Issuance of Shares	A-38
5.7	Capitalization	A-38
5.8	Information Supplied	A-39
5.9	Trust Fund	A-39
5.10	Listing	A-39
5.11	Board Approval	A-39
5.12	Parent SEC Documents and Financial Statements	A-40
5.13	Certain Business Practices	A-40
5.14	Anti-Money Laundering Laws	A-40
5.15	Affiliate Transactions	A-41
5.16	Litigation	A-41
5.17	Expenses, Indebtedness and Other Liabilities	A-41
5.18	Contracts	A-41
5.19	No Employees	A-41
5.20	Absence of Certain Changes	A-41
5.21	Tax Matters	A-41
ARTICLE VI	COVENANTS OF THE PARTIES PENDING CLOSING	A-43
6.1	Conduct of the Business	A-43
6.2	Exclusivity	A-46
6.3	Access to Information	A-46
6.4	Notices of Certain Events	A-47
6.5	Cooperation with Proxy Statement; Other Filings	A-47
6.6	Commercially Reasonable Efforts; Further Assurances; Governmental Consents	A-50
6.7	Nasdaq Listing Requirements	A-51
6.8	Directors’ and Officers’ Indemnification and Liability Insurance	A-51
6.9	Confidentiality	A-52
6.10	Publicity	A-52
ARTICLE VII	COVENANTS OF THE COMPANY	A-53
7.1	No Trading in Parent Securities During the Interim Period	A-53
7.2	Company’s Stockholders Approval	A-53
7.3	Additional Financial Information	A-53
7.4	Lock-Up Agreements	A-53
7.5	G3 Tax Lien	A-54
ARTICLE VIII	COVENANTS OF PARENT AND MERGER SUB	A-54
8.1	Trust Account	A-54
8.2	Obligations of Merger Sub	A-54

Annex A-ii

Annex A Page No.
8.3	Compliance with SPAC Agreements	A-54
8.4	Parent Public Filings; Nasdaq	A-54
8.5	Amended Parent Charter; Amended Bylaws	A-54
8.6	Certain Tax Matters	A-54
8.7	Extensions of Time to Consummate a Business Combination	A-55
8.8	Section 16 Matters	A-56
8.9	Equity Plan	A-56
8.10	Financing Agreements	A-56
8.11	Post-Closing Directors	A-57
ARTICLE IX	CONDITIONS TO CLOSING	A-57
9.1	Condition to the Obligations of the Parties	A-57
9.2	Conditions to Obligations of Parent and Merger Sub	A-57
9.3	Conditions to Obligations of the Company	A-58
ARTICLE X	TERMINATION	A-60
10.1	Termination Without Default	A-60
10.2	Termination Upon Default	A-60
10.3	Effect of Termination	A-60
ARTICLE XI	MISCELLANEOUS	A-61
11.1	Notices	A-61
11.2	Amendments; Waivers; Extensions; Remedies	A-61
11.3	Arm’s Length Bargaining; No Presumption Against Drafter	A-62
11.4	Non-Survival	A-62
11.5	Expenses	A-62
11.6	No Assignment or Delegation	A-62
11.7	Governing Law	A-63
11.8	Counterparts; Electronic Signatures	A-63
11.9	Entire Agreement	A-63
11.10	Severability	A-63
11.11	Further Assurances	A-63
11.12	Third Party Beneficiaries	A-63
11.13	Trust Account Waiver	A-63
11.14	No Other Representations; No Reliance	A-63
11.15	Waiver of Jury Trial	A-65
11.16	Submission to Jurisdiction	A-66
11.17	Remedies	A-66
11.18	Non-Recourse	A-66
11.19	Privileged Communications	A-66
Exhibit A —	Form of Contribution Agreement
Exhibit B —	Form of Supply and License Agreement
Exhibit C —	Form of Shared Services Agreement
Exhibit D —	Form of Company Support Agreement
Exhibit E —	Form of Parent Support Agreement
Exhibit F —	Form of Company Lock-Up Agreement

Annex A-iii

MERGER AGREEMENT

This MERGER AGREEMENT dated as of February 16, 2023 (this “Agreement”), is by and among Honeycomb Battery Company, an Ohio corporation (the “Company”), Nubia Brand International Corp., a Delaware corporation (“Parent”), and Nubia Merger Sub, Inc., an Ohio corporation (“Merger Sub”) and wholly-owned subsidiary of Parent.

RECITALS:

I.       The Company and its Subsidiaries (the “Company Group”) are in the business of researching, developing and manufacturing battery components and materials, batteries, and related energy storage products, all for the automotive electric vehicle and other markets (as conducted by the Company Group, the “Business”);

II.     Prior to the Effective Time (defined below) and as a condition and an inducement to Parent and the Company entering into this Agreement, all of the rights and assets owned by Global Graphene Group, Inc., a Delaware corporation (“G3”) used in the Business (other than the rights assets provided under the Supply and License Agreement and the Shared Services Agreement), including but not limited to those assets necessary for the continued operation of the Business, shall have been transferred by G3 to the Company (the “Restructuring”) pursuant to a Contribution Agreement substantially in the form attached hereto as Exhibit A (the “Contribution Agreement”), and the remaining business(es) of the G3 Group (the “Graphene Business”) will then be operated solely through the G3 Group;

III.    As a condition to the Parties’ entry into this Agreement and in connection with the Restructuring, the Company and G3 have agreed to enter into a Graphene Supply and License Agreement at or prior to the Closing substantially in the form attached hereto as Exhibit B (the “Supply and License Agreement”), and a transition and shared services agreement at or prior to the Closing in the form attached hereto as Exhibit C to enable the continued operation of the Business and the Graphene Business (the “Shared Services Agreement”);

IV.     Parent is a blank check company formed for the sole purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, and Merger Sub is a wholly-owned subsidiary of Parent;

V.      Merger Sub will merge with and into the Company (the “Merger”) in accordance with this Agreement and Section 1701.78 of the Ohio Revised Code, after which the Company will be the surviving company (the “Surviving Corporation”) and a wholly-owned subsidiary of Parent;

VI.    The Company’s valuation immediately prior to the Merger, as mutually agreed by the parties, is contemplated to be $700,000,000;

VII.   Contemporaneously with the execution of, and as a condition and an inducement to Parent and the Company entering into this Agreement, G3 and the G3 Securityholders listed on Schedule I hereto are entering into and delivering Support Agreements, substantially in the form attached hereto as Exhibit D (each, a “Company Support Agreement”), pursuant to which each of G3 and such G3 Securityholders has agreed to vote in favor of the approval of this Agreement, approval of the Merger, and the other transactions contemplated hereby;

VIII. Contemporaneously with the execution of, and as a condition and an inducement to the Company entering into this Agreement, the Sponsor (defined below) is entering into and delivering a Support Agreement, substantially in the form attached hereto as Exhibit E (the “Parent Support Agreement”), pursuant to which the Sponsor has agreed (a) not to transfer or redeem any shares of Parent Common Stock held by the Sponsor, and (b) to vote in favor of the adoption and approval of each of the Parent Proposals at the Parent Stockholder Meeting;

IX.    For U.S. federal and applicable state income tax purposes, the parties hereto intend that the Restructuring shall qualify as a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder (the “Restructuring Intended Tax Treatment”);

Annex A-1

X.     For U.S. federal and applicable state income tax purposes, the parties hereto intend that the Merger shall qualify either as (a) a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder or (b) a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder (the “Merger Intended Tax Treatment”), and the Company’s Board of Directors and the Boards of Directors of Parent and Merger Sub have approved this Agreement and intend that it constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g) and 1.368-3(a); and

XI.    The Boards of Directors of each of the Company, Parent and Merger Sub have unanimously (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement and the Additional Agreements to which they are or will be party, including the Merger, and the performance of their respective obligations hereunder or thereunder, on the terms and subject to the conditions set forth herein or therein, (b) determined that this Agreement and such transactions are advisable and in the best interests of, them and their respective stockholders and (c) resolved to recommend that their respective stockholders approve the Merger and such other transactions and adopt this Agreement and the Additional Agreements to which they are or will be a party and the performance of such party of their obligations hereunder and thereunder.

In consideration of the mutual covenants and promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Article I
DEFINITIONS

1.1              Definitions. As used in this Agreement the following capitalized terms shall have the meaning ascribed to such terms as follows:

“2022 Audited Financial Statements” has the meaning set forth in Section 7.3.

“Action” means any legal action, litigation, suit, claim, hearing, proceeding or investigation, including any audit, claim or assessment for Taxes or otherwise, by or before any Authority.

“Additional Agreements” means the Registration Rights Agreement, the Company Support Agreements, the Parent Support Agreement, the Company Lock-Up Agreement, the Supply and License Agreement, the Confidentiality Agreement, the Contribution Agreement and the Shared Services Agreement.

“Additional Parent SEC Documents” has the meaning set forth in Section 5.12(a).

“Additional Per Share Merger Consideration” means the pro rata portion of the Earnout Shares payable to Company Earnout Holders, if any, with respect to a share of Company Common Stock, in accordance with this Agreement.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such Person.

“Aggregate Parent Transaction Proceeds” means an amount equal to the sum of (a) the cash proceeds to be received by Parent at the Closing from the Trust Account in connection with the transactions contemplated hereby (after, for the avoidance of doubt, giving effect to the Parent Stockholder Redemptions and all costs and expenses relating to the consummation of the transactions contemplated by this Agreement paid or reimbursed as provided in Section 11.5), (b) the financing commitments under the Financing Agreements, and (c) the unrestricted cash on the balance sheet of the Company as of immediately after giving effect to the Closing.

“Agreement” has the meaning set forth in the preamble.

“Alternative Proposal” has the meaning set forth in Section 6.2(b).

“Alternative Transaction” has the meaning set forth in Section 6.2(a).

“Amended Bylaws” has the meaning set forth in Section 8.5.

Annex A-2

“Amended Parent Charter” has the meaning set forth in Section 6.5(e).

“Annual Financial Statements” has the meaning set forth in Section 4.9(a).

“Anti-Corruption Laws” has the meaning set forth in Section 4.28(a).

“Antitrust Laws” means any applicable domestic or foreign, supranational, national, federal, state, municipality or local Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act.

“Applicable Taxes” mean such Taxes as defined in Internal Revenue Service Notice 2020-65 (and any corresponding Taxes under state or local tax applicable Law).

“Applicable Wages” mean such wages as defined in Internal Revenue Service Notice 2020-65 (and any corresponding wages under state or local tax applicable Law).

“Arbor Lake Capital” means Arbor Lake Capital Inc., a British Virgin Islands corporation.

“Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising executive, legislative, judicial, regulatory or administrative functions (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Balance Sheet” means the audited consolidated balance sheet of the Company as the Balance Sheet Date.

“Balance Sheet Date” has the meaning set forth in Section 4.9(a).

“Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or controlled by a Person in which a Person’s assets, the business or its transactions are otherwise reflected, other than stock books and minute books.

“Business” has the meaning set forth in the recitals to this Agreement.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

“CARES Act” means Coronavirus Aid, Relief, and Economic Security Act.

“Certificate of Merger” has the meaning set forth in Section 2.2.

“Change in Control” means, with respect to any Person, (i) any transaction or series of related transactions that results in any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) acquiring Equity Interests that represent more than 50% of the total voting power of such Person or (ii) a sale or disposition of all or substantially all of the assets of such Person and its Subsidiaries on a consolidated basis, other than (in the case of (i) above) a transaction or series of related transactions which results in at least 50% of the combined voting power of the then outstanding voting securities of such Person (or any successor to such Person) immediately following the closing of such transaction (or series of related transactions) being beneficially owned (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, by individuals and entities (or Affiliates of such individuals and entities) who were the beneficial owners, respectively, of at least 50% of the Equity Interests of such Person (or any successor to such Person) immediately prior to such transaction (or series of related transactions).

“Closing” has the meaning set forth in Section 2.6.

Annex A-3

“Closing Date” has the meaning set forth in Section 2.6.

“Closing Exchange Ratio” means the quotient obtained by dividing (A) the Closing Merger Consideration Shares by (B) the Fully Diluted Company Shares.

“Closing Merger Consideration Shares” means the number of shares of Parent Class A Common Stock equal to (a) $700,000,000, minus the G3 Tax Lien Amount if the G3 Tax Lien is not released prior to Closing in accordance with Section 7.5, divided by (b) $10.00.

“Closing Per Share Merger Consideration” means with respect to a share of Company Common Stock, a number of shares of Parent Class A Common Stock equal to the applicable Closing Exchange Ratio.

“COBRA” means, collectively, the requirements of Sections 601 through 606 of ERISA and Section 4980B of the Code.

“Code” means the Internal Revenue Code of 1986.

“Company” has the meaning set forth in the preamble.

“Company Articles of Incorporation” means the Articles of Incorporation of the Company, originally filed with the Secretary of State of the State of Ohio on April 23, 2014, as amended.

“Company Common Stock” means the common stock, par value $0.07 per share, of the Company.

“Company Consent” has the meaning set forth in Section 4.8.

“Company Earnout Holders” has the meaning set forth in Section 3.4(a).

“Company Exclusively Licensed IP” means all Company Licensed IP that is solely and exclusively licensed to any member of the Company Group.

“Company Financial Statements” has the meaning set forth in Section 4.9(a).

“Company Fundamental Representations” means the representations and warranties of the Company set forth in Sections 4.1, 4.2, 4.3, 4.5, 4.7, 4.24 and 4.26.

“Company Group” has the meaning set forth in the recitals to this Agreement.

“Company Information Systems” has the meaning set forth in Section 4.17(n).

“Company IP” means, collectively, all Company Owned IP and Company Licensed IP.

“Company Licensed IP” means all Intellectual Property owned by a third Person and licensed to any member of the Company Group or that any member of the Company Group otherwise has a right to use.

“Company Lock-Up Agreement” means the agreement, in substantially the form attached hereto as Exhibit G, restricting the sale, transfer or other disposition of certain of the shares of Parent Class A Common Stock received by G3 and Arbor Lake Capital at the Closing in connection with the Merger.

“Company Owned IP” means all Intellectual Property owned or purported to be owned by any member of the Company Group, in each case, whether exclusively, jointly with another Person or otherwise.

“Company Product” means any product that is being, or has previously been, researched, tested, developed, commercialized, manufactured, sold or distributed by or behalf of the Company Group and all products (if any) with respect to which the Company Group has the right to receive payment.

“Company Stock Certificate” has the meaning set forth in Section 2.10.

“Confidential Information” means any information, knowledge or data concerning the businesses and affairs of the Company Group, or any suppliers, customers or agents of the Company Group that is not already generally available to the public, including Intellectual Property of a confidential nature.
Annex A-4

“Confidentiality Agreement” means the Non-Disclosure Agreement dated as of November 9, 2022, by and between the Company and Parent.

“Contracts” means the Leases and all other contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, Permits, commitments, client contracts, statements of work, sales and purchase orders and similar instruments, oral or written, to which any member of the Company Group is a party or by which any of its respective properties or assets is bound.

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled,” “Controlling” and “under common Control with” have correlative meanings.

“Copyleft Licenses” means all licenses or other Contracts to Software that requires as a condition of use, modification, or distribution of such Software that other Software or technology incorporated into, derived from, or distributed with such Software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works or (iii) be redistributable at no or minimal charge.

“Copyrights” means all rights in copyrights, and other rights in any works of authorship of any type, in all forms, media or medium, and whether or not completed, published, or used, including all drafts, plans, sketches, artwork, layouts, copy, designs, photographs, illustrations, collections, serials, printed or graphic matter, slides, compilations, serials, promotions, audio or visual recordings, transcriptions, Software, and all derivative works, translations, adaptations and combinations of any of the foregoing, all registrations and applications therefor and all extensions, restorations, and renewals of any of the foregoing, all worldwide rights and priorities afforded under any Law with respect to any of the foregoing, and all termination rights, moral rights, author rights and all other rights associated therewith.

“Databases” means all compilations of data, the selection and arrangement of that data, and all related documentation, including documentation regarding the procedures used in connection with the selection, collection, arrangement, processing and distribution of data contained therein to the extent they exist, together with documentation regarding the attributes of the data contained therein or the relationships among such data and documentation regarding data structures and formats, and file structures and formats, whether registered or unregistered, and any registrations or applications for registration therefor.

“Data Protection Laws” means all applicable Laws in any applicable jurisdiction relating to the Processing, privacy, security, or protection of Personal Information, and all regulations or guidance issued thereunder.

“DGCL” means the General Corporation Law of the State of Delaware.

“Domain Names” means domain names and URLs, including all registration records associated with same.

“Earnout Period” has the meaning set forth in Section 3.4(a).

“Earnout Shares” has the meaning set forth in Section 3.4(a).

“Effect” has the meaning set forth in the definition of “Material Adverse Effect.”

“Effective Time” has the meaning set forth in Section 2.2.

“Enforceability Exceptions” has the meaning set forth in Section 4.2(a).

“Environmental Laws” shall mean all applicable Laws that prohibit, regulate, or control any Hazardous Material or any Hazardous Material Activity, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.

“Equity Interest” means, with respect to any Person, any capital stock of, or other ownership, membership, partnership, voting, joint venture, equity interest, preemptive right, stock appreciation, phantom stock, profit participation or similar rights in, such Person or any indebtedness, securities, options, warrants, call, subscription or other rights or entitlements of, or granted by, such Person or any of its Affiliates that are convertible

Annex A-5

into, or are exercisable or exchangeable for, or give any person any right or entitlement to acquire any such capital stock or other ownership, partnership, voting, joint venture, equity interest, preemptive right, stock appreciation, phantom stock, profit participation or similar rights, in all cases, whether vested or unvested, of such Person or any of its Affiliates or any similar security or right that is derivative or provides any economic benefit based, directly or indirectly, on the value or price of any such capital stock or other ownership, partnership, voting, joint venture, equity interest, preemptive right, stock appreciation, phantom stock, profit participation or similar rights, in all cases, whether vested or unvested.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means each entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b) or (c) (o) of the Code that includes the Company Group.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Matter” means any one or more of the following: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which such Person or its Subsidiaries operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, international or national political conditions, or the escalation or worsening thereof; (v) (A) any changes in applicable Laws (including in connection with the COVID-19 pandemic) or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof, or (B) new pronouncements or interpretations by the SEC or other U.S. federal regulators with respect to prior accounting rules; (vi) the announcement, pendency or completion of the transactions contemplated by this Agreement; (vii) any natural or man-made disaster, acts of God, epidemics, or pandemics, including the COVID-19 pandemic (including any action taken or refrained from being taken in response to COVID-19), or the worsening thereof; (viii) any failure by a party to meet any internal or published projections, forecasts or revenue or earnings predictions (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise an Excluded Matter may be taken into account in determining whether there has been a Material Adverse Effect); (ix) the taking of any action expressly required to be taken under this Agreement; or (x) the impact on the Company of any action taken by, or at the request of, Parent or Merger Sub or the impact on Parent and/or Merger Sub or Parent of any action taken by, or at the request of, the Company; provided, however, that the exclusions provided in the foregoing clauses (i) through (v), and clause (vii) shall not apply to the extent that Parent and Merger Sub, taken as a whole, on the one hand, or the Company Group, taken as a whole, on the other hand, is disproportionately affected by any such exclusions or any change, event or development to the extent resulting from any such exclusions relative to all other similarly situated companies that participate in the industry in which they operate.

“Export Control Laws” has the meaning set forth in Section 4.28(a).

“Financing” has the meaning set forth in Section 8.10.

“Financing Agreements” has the meaning set forth in Section 8.10.

“First Earnout Period” has the meaning set forth in Section 3.4(a).

“First Extension Period” has the meaning set forth in Section 8.7(a).

“FFDCA” has the meaning set forth in Section 4.16(a).

“Foreign Corrupt Practices Act” has the meaning set forth in Section 4.16(a).

“FTC Act” has the meaning set forth in 4.16(a).

“Fully Diluted Company Shares” means the sum, without duplication, of: (i) all shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time; plus (ii) all shares of Company Common Stock issuable upon conversion, exercise or exchange of any other in-the-money securities of the Company convertible into or exchangeable or exercisable for shares of Company Common Stock.

Annex A-6

“G3” has the meaning set forth in the Recitals.

“G3 Common Stock” means the common stock, par value $0.0001 per share, of G3.

“G3 Group” means G3 and its Subsidiaries (other than the Company Group).

“G3 Securityholders” means the G3 Stockholders and all other holders of securities that are convertible into or exchangeable or exercisable for shares of G3 Common Stock.

“G3 Stockholders” means the holders of G3 Common Stock.

“G3 Stockholder Approval” has the meaning set forth in Section 4.2(b).

“G3 Stockholder Written Consent” has the meaning set forth in Section 7.2(a).

“G3 Stockholder Written Consent Deadline” has the meaning set forth in Section 7.2(a).

“G3 Tax Lien” means the Federal Tax Lien filed against G3 in the Montgomery County Recorder’s Office on October 21, 2020.

“G3 Tax Lien Amount” means Two Million Dollars ($2,000,000) plus any additional interest or penalties incurred prior to the Closing in respect of the G3 Tax Lien.

“Graphene Business” has the meaning set forth in the Recitals.

“Hazardous Material” shall mean any material, emission, chemical, substance, or waste that has been designated by any Authority to be radioactive, toxic, hazardous, a pollutant or a contaminant including, but not limited to, any designated as a “Hazardous Substance,” “Hazardous Waste,” or “Hazardous Material”.

“Hazardous Material Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including any required labeling, payment of waste fees or charges (including so- called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

“Holdback Shares” means a number of shares Parent Class A Common Stock equal to the quotient of (a) G3 Tax Lien Amount divided by (b) Ten Dollars ($10.00).

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any rules or regulations promulgated thereunder.

“Indebtedness” means with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, including with respect thereto, all interests, fees and costs, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business consistent with past practices), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vi) all obligations of such Person under leases required to be accounted for as capital leases under U.S. GAAP, (vii) all guarantees by such Person of the Indebtedness of another Person (other than any guarantee by a member of the Company Group of the Indebtedness of another member of the Company Group), (viii) all liability of such Person with respect to any hedging obligations, including interest rate or currency exchange swaps, collars, caps or similar hedging obligations, (ix) any unfunded or underfunded liabilities pursuant to any retirement or nonqualified deferred compensation plan or arrangement, and any earned but unpaid compensation (including salary, bonuses and paid time off), other than earned but unpaid compensation outstanding as of the end of the current monthly period, (x) long term and short term deferred revenue, (xi) any obligations that the Company has elected to defer pursuant to the CARES Act or as a result of COVID-19, including any deferred rent or deferred Taxes, and any liabilities associated with any loans or other stimulus packages received by the Company under the CARES Act and applicable rules and regulations thereunder, and (xii) any agreement to incur any of the same.

Annex A-7

“Intellectual Property” means all of the worldwide intellectual property rights and proprietary rights associated with and including any Trade Secrets, Trademarks, Patents, Copyrights, Domain Names and social media accounts and identifiers (including usernames, handles, hashtags and account names) whether or not registered, unregistered or registrable, to the extent recognized in a particular jurisdiction and other intellectual property, and all embodiments and fixations thereof and related documentation and registrations and all additions, improvements and accessions thereto.

“Interim Period” has the meaning set forth in Section 6.1(a).

“International Trade Control Laws” has the meaning set forth in Section 4.28(a).

“IP Assignment Agreement” has the meaning set forth in Section 4.19(h).

“IP Contracts” means, collectively, any and all Contracts material to the operation of the Business to which any member of the Company Group is a party or by which any of its respective properties or assets is bound, in any case under which any member of the Company Group (i) is granted a right (including option rights, rights of first offer, first refusal, first negotiation, etc.) in or to any Intellectual Property of a third Person, (ii) grants a right (including option rights, rights of first offer, first refusal, first negotiation, etc.) to a third Person in or to any Intellectual Property owned or purported to be owned by the Company Group or (iii) has entered into an agreement not to assert or sue with respect to any Intellectual Property (including settlement agreements and co-existence arrangements), in each case other than (A) “shrink wrap” or other licenses for generally commercially available software (including Publicly Available Software) or hosted services, (B) customer, distributor or channel partner Contracts on Company’s standard forms, (C) Contracts with the Company Group’s employees or contractors on Company’s standard forms, and (D) customary non-disclosure agreements entered into in the ordinary course of business consistent with past practices (subparts (A)-(D) collectively, the “Standard Contracts”).

“IPO” means the initial public offering of Parent pursuant to a prospectus dated March 15, 2022.

“Knowledge of the Company” or “to the Company’s Knowledge” means the actual knowledge, after reasonable inquiry, of Dr. Bor Jang, Dr. Songhai Chai, Robert Crouch and Stuart Blair.

“Knowledge of Parent” means the actual knowledge, after reasonable inquiry, of Jaymes Winters and Vlad Prantsevich.

“Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.

“Leases” means, collectively, the leases described on Schedule 4.22(b) attached hereto, together with all fixtures and improvements erected on the premises leased thereby.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind in respect of such property or asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

“Material Adverse Effect” means any fact, effect, event, development, change, state of facts, condition, circumstance or occurrence (an “Effect”) that, individually or together with one or more other contemporaneous Effects, (i) has or would reasonably be expected to have a materially adverse effect on the financial condition, assets, liabilities, business or results of operations of the Company Group, on the one hand, or on Parent and Merger Sub, on the other hand, in each case, taken as a whole, or (ii) prevents or materially impairs or would reasonably be expected to prevent or materially impair the ability of the Company, on the one hand, or on Parent and Merger Sub, on the other hand, to consummate the Merger and the other transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement; provided, however, that a Material Adverse Effect shall not be deemed to include Effects (and solely to the extent of such Effects) resulting from an Excluded Matter.

“Material Contracts” has the meaning set forth in Section 4.14(a). The phrase “Material Contracts” shall not include any Contracts that are also Plans.

“Merger” has the meaning set forth in the recitals to this Agreement.

Annex A-8

“Merger Consideration Shares” means, collectively, (i) the Closing Merger Consideration Shares, (ii) any portion of the Holdback Shares that are issued pursuant to Section 3.5 and (iii) any portion of the Earnout Shares to which the Company Earnout Holders become entitled to receive under the terms of this Agreement.

“Merger Intended Tax Treatment” has the meaning set forth in the recitals to this Agreement.

“Merger Sub” has the meaning set forth in the preamble.

“Merger Sub Common Stock” has the meaning set forth in Section 5.7(b).

“Milestone Event” has the meaning set forth in Section 3.4(a).

“Nasdaq” means the Nasdaq Stock Market, LLC.

“Order” means any decree, order, judgment, writ, award, injunction, stipulation, determination, award, rule or consent of or by an Authority.

“OSHA” has the meaning set forth in Section 4.19(l).

“Other Filings” means any filings to be made by Parent required under the Exchange Act, Securities Act or any other United States federal, foreign or blue-sky laws, other than the SEC Statement.

“Outside Closing Date” has the meaning set forth in Section 10.1(a).

“Parent” has the meaning set forth in the preamble.

“Parent Board Recommendation” has the meaning set forth in Section 5.11(a).

“Parent Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Parent.

“Parent Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of Parent.

“Parent Class B Conversion” has the meaning set forth in Section 3.1.

“Parent Common Stock” means the Parent Class A Common Stock and the Parent Class B Common Stock, collectively.

“Parent Counsel” has the meaning set forth in Section 11.19.

“Parent Fundamental Representations” means the representations and warranties of Parent and Merger Sub set forth in Sections 5.1, 5.2, and 5.5.

“Parent Parties” has the meaning set forth in Article V.

“Parent Private Warrants” means each warrant issued to the Sponsor in a private placement at the time of the consummation of the IPO, entitling the holder thereof to purchase one share of Parent Class A Common Stock at an exercise price of $11.50 per whole share.

“Parent Privileged Communications” has the meaning set forth in Section 11.19.

“Parent Proposals” has the meaning set forth in Section 6.5(e).

“Parent Public Warrant” means each warrant issued as part of a Parent Unit.

“Parent SEC Documents” has the meaning set forth in Section 5.12(a).

“Parent Stockholder Redemption” means the election of an eligible (as determined in accordance with the Parent certificate of incorporation) holder of Parent Common Stock prior to the Effective Time to exercise its redemption rights in connection with the consummation of the transactions contemplated by this Agreement

“Parent Stockholder Approval” has the meaning set forth in Section 5.2.

Annex A-9

“Parent Stockholder Meeting” has the meaning set forth in Section 6.5(a).

“Parent Support Agreement” has the meaning set forth in the recitals to this Agreement.

“Parent Unit” means each unit of Parent issued in the IPO consisting of (i) one share of Parent Class A Common Stock, and (ii) one half of one warrant to purchase one share of Parent Class A Common Stock at a price of $11.50 per share upon consummation of a business combination.

“Parent Warrant” means each Parent Private Warrant and Parent Public Warrant.

“Patents” means all (a) U.S. and foreign patents (including certificates of invention, supplementary protection certificates and other patent equivalents), utility models, design, and applications for any of the foregoing, including provisional applications, and all continuations, continuations-in-part, divisionals, reissues, re-examinations, renewals, confirmations, substitutions, counterparts, validations and extensions thereof or related thereto, and all applications or counterparts in any jurisdiction pertaining to any of the foregoing, including applications filed pursuant to any international patent law treaty, and (b) other patent rights and any other governmental Authority-issued indicia of invention ownership (including inventors’ certificates, petty patents and innovation patents), together with all worldwide rights and priorities afforded under any Law with respect to any of the foregoing.

“Permit” means each license, franchise, permit, order, approval, consent, or other similar authorization required to be obtained and maintained by or on behalf of any member of the Company Group under applicable Law to carry out, or otherwise affecting or relating in any way to, the Business.

“Permitted Liens” means: (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance that have been made available to Parent; (ii) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business consistent with past practices for amounts (A) that are not delinquent or that are being contested in good faith, (B) that are not material to the business, operations and financial condition of the Company so encumbered, either individually or in the aggregate, and (C) not resulting from a breach, default or violation by a member of the Company Group of any Contract or Law; or (iii) liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings (and for which adequate accruals or reserves have been established on the Financial Statements in accordance with U.S. GAAP).

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Information” means: (i) any data or information that, alone or in combination with other data or information identifies an individual natural Person (including any part of such Person’s name, physical address, telephone number, email address, financial account number or credit card number, government issued identifier (including social security number and driver’s license number), user identification number and password, billing and transactional information, medical, health or insurance information, date of birth, educational or employment information, vehicle identification number, IP address, cookie identifier, or any other number or identifier that identifies or relates to an individual natural Person, or such Person’s vehicle, browser or device); or (ii) any other data or information that constitutes personal data, personal health information, protected health information, personally identifiable information, personal information or similar defined term under any Data Protection Law.

“Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA and all other compensation and benefits plans, policies, programs, arrangements or payroll practices, but excluding multiemployer plans within the meaning of Section 3(37) of ERISA, and each other stock purchase, stock option, restricted stock, severance, retention, employment (other than any employment offer letter in such form as previously provided to Parent that is terminable “at will” without any contractual obligation on the part of the Company Group to make any severance, termination, change of control, or similar payment), consulting, change-of-control, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related funding mechanism

Annex A-10

now in effect or required in the future), whether formal or informal, oral or written, in each case, that is sponsored, maintained, contributed or required to be contributed to by the Company Group, or under which the Company Group has any current or potential liability.

“Pre-Closing Engagements” has the meaning set forth in Section 11.19.

“Process,” “Processed” or “Processing” means any operation or set of operations performed upon Personal Information or sets of Personal Information, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination, or otherwise making available, alignment or combination, restriction, erasure, or destruction.

“Prospectus” means the final prospectus of Parent, dated March 10, 2023, filed with the SEC on March 14, 2022.

“Proxy Statement” has the meaning set forth in Section 6.5(a).

“Publicly Available Software” means each of any Software that contains, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, “copyleft,” open source software (e.g. Linux), or under similar licensing and distribution models, including but not limited to any of the following: (i) the GNU General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Artistic License (e.g., PERL); (iii) the Mozilla Public License; (iv) the Netscape Public License; (v) the Sun Community Source License (SCSL); (vi) the Sun Industry Source License (SISL); and (vii) the Apache Server License, including for the avoidance of doubt all Software licensed under a Copyleft License.

“Real Property” means, collectively: all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way that are appurtenant thereto.

“Registered Exclusively Licensed IP” means all Company Exclusively Licensed IP that is the subject of a registration or an application for registration, including issued patents and patent applications, issued and pending trademark registrations, domain names and issued or pending copyrights.

“Registered Owned IP” means all Intellectual Property constituting Company Owned IP or filed in the name of any member of the Company Group, and in each instance is the subject of a registration or an application for registration, including issued patents and patent applications, issued and pending trademark registrations, domain names and issued or pending copyrights.

“Registration Rights Agreement” “means the registration rights agreement, in form and substance mutually agreeable to Parent and the Company.

“Representatives” means a party’s officers, directors, Affiliates, managers, consultants, employees, representatives and agents.

“Required Parent Proposals” has the meaning set forth in Section 6.5(e).

“Restructuring” has the meaning set forth in the Recitals.

“Restructuring Intended Tax Treatment” has the meaning set forth in the recitals to this Agreement.

“Sanctions Laws” has the meaning set forth in Section 4.28(a).

“SEC” means the Securities and Exchange Commission.

“SEC Statement” means the Proxy Statement, whether in preliminary or definitive form, and any amendments or supplements thereto.

“Second Earnout Period” has the meaning set forth in Section 3.4(a).

“Second Extension Period” has the meaning set forth in Section 8.7(b).

Annex A-11

“Securities Act” means the Securities Act of 1933, as amended.

“Shared Services Agreement” has the meaning set forth in the Recitals.

“Software” means computer software, programs, and Databases and data collections (including development tools, library functions, and compilers) in any form, including in or as Internet Web sites, web content, links, source code, object code, operating systems, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, and data formats, together with all versions, updates, corrections, enhancements and modifications thereof, and all related specifications, documentation, developer notes, comments, and annotations.

“Sponsor” means Mach FM Acquisitions LLC.

“Standards Setting Agreements” has the meaning set forth in Section 4.18(o).

“Standard Contracts” has the meaning set forth in the definition of IP Contracts.

“Standards Setting Body” has the meaning set forth in Section 4.17(o).

“Subsidiary” means, with respect to any Person, each entity of which at least 50% of the capital stock or other equity or voting securities are Controlled or owned, directly or indirectly, by such Person.

“Supply and License Agreement” has the meaning set forth in the Recitals.

“Surviving Corporation” has the meaning set forth in the recitals to this Agreement.

“Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, laboratory equipment and other equipment owned or leased by the Company Group.

“Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.

“Tax(es)” means any and all U.S. federal, state or local or non-U.S. tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, escheat, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum), together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

“Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

“Third Earnout Period” has the meaning set forth in Section 3.4(a).

“Trademarks” means all trademarks, service marks, trade names, business names, corporate names, trade dress, look and feel, product and service names, logos, brand names, slogans, 800 numbers, product configurations, symbols, emblems, insignia and other distinctive identification and indicia of source of origin, whether or not registered, including all common law rights thereto, and all applications and registrations therefor, and all goodwill associated with any of the foregoing or the business connected with the use of and symbolized by the foregoing.

“Trade Secrets” means all discoveries, inventions (whether or not reduced to practice), ideas, technology, know-how, trade secrets, and Databases, in each case whether or not patentable or copyrightable (including proprietary or confidential information, systems, methods, processes, procedures, practices, algorithms, formulae, techniques, knowledge, results, protocols, models, designs, drawings, specifications, materials, technical data or information, and other information related to the development, marketing, pricing, distribution, cost, sales

Annex A-12

and manufacturing) together with any and all notes, analysis, compilations, lab reports, notebooks, invention disclosures, studies, summaries, and other material containing or based, in whole or in part, on any information included in the foregoing, including all copies and tangible embodiments of any of the foregoing in whatever form or medium.

“Transaction Litigation” has the meaning set forth in Section 6.6(c).

“Treasury Regulations” means the regulations promulgated under the Code, as the same may be amended or supplemented from time to time.

“Trust Account” has the meaning set forth in Section 5.9.

“Trust Agreement” has the meaning set forth in Section 5.9.

“Trust Fund” has the meaning set forth in Section 5.9.

“Trustee” has the meaning set forth in Section 5.9.

“Unaudited Financial Statements” has the meaning set forth in Section 4.9(a).

“U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.

“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value per share on such date(s) as reasonably determined by Parent.

“WARN Act” means the Worker Adjustment Retraining and Notification Act of 1988, as amended.

1.2              Construction.

(a)         References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement. Captions are not a part of this Agreement but are included for convenience only.

(b)         The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement and, unless the context requires otherwise, “party” means a party signatory hereto.

(c)         Any use of the singular or plural, or the masculine, feminine or neuter gender, includes the others, unless the context otherwise requires; the word “including” means “including without limitation”; the word “or” means “and/or”; the word “any” means “any one, more than one, or all”; and, unless otherwise specified, any financial or accounting term has the meaning of the term under U.S. GAAP. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Additional Agreement to a Person’s shareholders or stockholders shall include any applicable owners of the Equity Interests of such Person.

(d)         Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law means such law as amended, restated, supplemented or otherwise modified from time to time and includes any rule, regulation, ordinance or the like promulgated thereunder, in each case, as amended, restated, supplemented or otherwise modified from time to time.

Annex A-13

(e)         Any reference to a numbered schedule means the same-numbered section of the Schedules to this Agreement. Any reference in a schedule contained in the Schedules to this Agreement delivered by a party hereunder shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section or subsection of this Agreement that corresponds to such Schedule and any other representations and warranties of such party that are contained in this Agreement to which the relevance of such item thereto is reasonably apparent on its face. Nothing in the Schedules to this Agreement constitutes an admission of any liability or obligation of the disclosing party to any third party or an admission to any third party, including any Authority, against the interest of the disclosing party, including any possible breach of violation of any Contract or Law. Summaries of any written document in the Schedules to this Agreement do not purport to be complete and are qualified in their entirety by the written document itself.

(f)          If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day that is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(g)         To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, such Contract, document, certificate or instrument shall be deemed to have been given, delivered, provided and made available to Parent or its Representatives if such Contract, document, certificate or instrument shall have been posted not later than two Business Days prior to the date of this Agreement to the electronic data site maintained on behalf of the Company for the benefit of Parent and its Representatives and Parent and its Representatives have been given access to the electronic folders containing such information.

Article II
MERGER

2.1              Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Ohio Revised Code, at the Effective Time, (a) Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the Surviving Corporation, and (c) the name of the Surviving Corporation shall be “Honeycomb Battery Company” or such other name as shall be designated by the Company by notice to Parent.

2.2              Merger Effective Time. Subject to the provisions of this Agreement, at the Closing, the Company shall file with the Secretary of State of the State of Ohio a certificate of merger as required by and executed in accordance with the relevant provisions of the Ohio Revised Code (the “Certificate of Merger”). The Merger shall become effective upon the later of (a) the date and time of the filing of the Certificate of Merger and (b) such later date and time as is agreed to by the parties and specified in the Certificate of Merger (the time at which the Merger becomes effective is herein referred to as the “Effective Time”).

2.3              Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the Ohio Revised Code. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the assets, property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

2.4              U.S. Tax Treatment.

(a)         For U.S. federal income tax purposes, (i) the Restructuring is intended to qualify for the Restructuring Intended Tax Treatment, and (ii) the Merger is intended to qualify for the Merger Intended Tax Treatment. The Parties to this Agreement hereby (A) adopt this Agreement insofar as it relates to the Merger as a “plan of reorganization” within the meaning of Section 1.368-2(g) of the Treasury Regulations, (B) agree to file and retain such information as shall be required under Treasury Regulation Section 1.368-3 or Treasury Regulation Section 1.351-3, and (C) agree to (and cause their respective Affiliates to) file all Tax and other informational returns on a basis consistent with the Restructuring Intended Tax Treatment and Merger Intended Tax Treatment.

Annex A-14

(b)         Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that, other than the representations set forth in Sections 4.23(s) and Section 5.21(t) through Section 5.21(x), (i) no party is making any representation or warranty as to the qualification of the Restructuring for the Restructuring Intended Tax Treatment, or as to the effect, if any, that any transaction consummated on, after or prior to the Effective Time has or may have on any such reorganization status, and (ii) no party is making any representation or warranty as to the qualification of the Merger for the Merger Intended Tax Treatment, or as to the effect, if any, that any transaction consummated on, after or prior to the Effective Time has or may have on any such reorganization status.

(c)         Each party acknowledges and agrees that such party (i) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement and (ii) is responsible for paying its own Taxes, including any adverse Tax consequences that may result if (A) the Restructuring is determined not to qualify for the Restructuring Intended Tax Treatment, or (B) the Merger is determined not to qualify for the Merger Intended Tax Treatment.

2.5              Articles of Incorporation; Bylaws.

(a)         The Company Articles of Incorporation as in effect immediately prior to the Effective Time shall, in accordance with the terms thereof and the Ohio Revised Code, be the articles of incorporation of the Surviving Corporation until duly amended in accordance with the terms thereof and the Ohio Revised Code.

(b)         The Bylaws of the Company as in effect immediately prior to the Effective Time shall be amended at the Effective Time to read in its entirety as the Bylaws of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended in accordance with the terms thereof, the articles of incorporation of the Surviving Corporation and applicable Law.

2.6              Closing. Unless this Agreement is earlier terminated in accordance with Article X, the closing of the Merger (the “Closing”) shall take place virtually at 10:00 a.m. local time, on the second Business Day after the satisfaction or waiver (to the extent permitted by applicable Law) of the conditions set forth in Article IX or at such other time, date and location as Parent and the Company agree in writing. The parties may participate in the Closing, and any certificate, opinion, instrument or other document to be delivered at the Closing may be delivered, via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.

2.7              Directors and Officers of the Surviving Corporation.

(a)         At the Effective Time, the initial directors of the Surviving Corporation shall consist of the same persons serving on Parent’s Board of Directors in accordance with Section 2.8, and such directors shall hold office until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s articles of incorporation and bylaws.

(b)         At the Effective Time, the Chief Executive Officer and the Chief Financial Officer of Parent and the officers of the Company shall become the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal; provided, appointments of any additional executive officers with the title of “Chief” or similar authority, and officers specializing in science or technology shall require approval of the Company prior to the Effective Time.

2.8              Directors and Officers of Parent.

(a)         At the Effective Time, Parent’s Board of Directors will consist of seven (7) directors. The Company shall have the right to designate five (5) of such directors, three (3) of whom shall qualify as “Independent Directors” under Nasdaq Rule 5605(a)(2). Parent shall have the right to designate two (2) of such directors, one (1) of whom shall qualify as “Independent Directors” under Nasdaq Rule 5605(a)(2).

(b)         At the Effective Time, the following individuals shall be the initial officers of Parent: Bor Jang (Executive Chairman, Chief Science Officer), Jaymes Winters (Chief Executive Officer), Vlad Prantsevich (Chief Financial Officer), and such other officers as the Parent Board of Directors may agree upon; provided, appointments of any additional executive officers with the title of “Chief” or similar authority, and officers specializing in science or technology shall require approval of the Company prior to the Effective Time.

Annex A-15

2.9              Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and interest in, to and under, or possession of, all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company and Merger Sub, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.

2.10            No Further Ownership Rights in Company Common Stock. All Merger Consideration Shares paid or payable in respect of shares of Company Common Stock hereunder, shall be deemed to have been paid or payable in full satisfaction of all rights pertaining to such shares of Company Common Stock, and from and after the Effective Time there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, certificates formerly representing shares of Company Common Stock (each, a “Company Stock Certificate”) are presented to the Surviving Corporation, subject to the terms and conditions set forth herein, they shall be cancelled and exchanged for the Merger Consideration Shares provided for, and in accordance with the procedures set forth, in Article III.

Article III
EFFECT OF THE MERGER

3.1              Effect of the Merger on Parent Class B Common Stock. Immediately prior to the Effective Time, each share of Parent Class B Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be converted into and exchanged for a number of validly issued, fully paid and nonassessable shares of Parent Class A Common Stock (the “Parent Class B Conversion”) and Parent shall cause its register of members to be updated, with effect immediately prior to the Effective Time, to reflect the Parent Class B Conversion.

3.2              Effect of the Merger on Company Common Stock. At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any shares of capital stock of any of them:

(a)         Cancellation of Certain Shares of Company Common Stock. Each share of Company Common Stock, if any, that is owned by Parent or Merger Sub (or any other Subsidiary of Parent) or the Company (as treasury stock or otherwise), will automatically be cancelled and retired without any conversion thereof and will cease to exist, and no consideration will be delivered in exchange therefor.

(b)         Conversion of Shares of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any such shares of Company Common Stock cancelled pursuant to Section 3.2(a)) shall, in accordance with and subject to this Agreement, be converted into the right to receive: (i) the Closing Per Share Merger Consideration; plus (ii) the applicable number of Holdback Shares, if any, that are released subject to the contingencies set forth in Section 3.5, plus (iii) the Additional Per Share Merger Consideration, if any, at the time and subject to the contingencies set forth in Section 3.4.

(c)         Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

3.3              Surrender and Payment. As soon as practicable following the Effective Time, and in any event within two Business Days following the Effective Time (but in no event prior to the Effective Time), Parent shall (or shall cause Parent’s transfer agent and stock registrar to) deliver the Closing Merger Consideration Shares to G3 and Arbor Lake Capital.

3.4              Earnout.

(a)         Earnout Amounts. From and after the date that is thirty (30) days following the Closing Date until the second anniversary of the Closing Date with respect to Section 3.4(a)(i) (the “First Earnout Period”), from and after the date that is one hundred eighty (180) days following the Closing Date until the date that is forty-two (42) months following the Closing Date with respect to Section 3.4(a)(ii) (the “Second Earnout Period”), and from and after the date that is one hundred eighty (180) days following the Closing Date until the

Annex A-16

fourth anniversary of the Closing Date with respect to Section 3.4(a)(iii) (the “Third Earnout Period” and together with the First Earnout Period and the Second Earnout Period, the “Earnout Period”), as additional consideration in the Merger, in respect of Company Common Stock (and without the need for additional consideration from any holder thereof), promptly (but in any event within ten (10) Business Days) after the occurrence of any of the following events described in Sections 3.4(a)(i), 3.4(a)(ii), and 3.4(a)(iii) below (each a “Milestone Event”), Arbor Lake Capital and G3, or to the extent designated in writing by G3 from time to time, the G3 Stockholders as of immediately prior to the Effective Time in the amounts set forth by G3 (Arbor Lake Capital, G3 and such Persons, collectively, the “Company Earnout Holders”) shall be entitled to earn, up to an aggregate amount of 22,500,000 additional shares of Parent Class A Common Stock, in accordance with Sections 3.4(a)(i), 3.4(a)(ii), and 3.4(a)(iii) (subject to any adjustment pursuant to Section 3.4(f), the “Earnout Shares”):

(i)          5,000,000 Earnout Shares if over any ten (10) Trading Days within any thirty (30) Trading Day period during the First Earnout Period the VWAP of the shares of Parent Class A Common Stock is greater than or equal to $12.50 per share (subject to any adjustment pursuant to Section 3.4(f));

(ii)         7,500,000 Earnout Shares if over any ten (10) Trading Days within any thirty (30) Trading Day period during the Second Earnout Period the VWAP of the shares of Parent Class A Common Stock is greater than or equal to $15.00 per share (subject to any adjustment pursuant to Section 3.4(f)); and

(iii)        10,000,000 Earnout Shares if over any ten (10) Trading Days within any thirty (30) Trading Day period during the Third Earnout Period the VWAP of the shares of Parent Class A Common Stock is greater than or equal to $25.00 per share (subject to any adjustment pursuant to Section 3.4(f)).

(b)         Earnout Cap. For the avoidance of doubt, the Company Earnout Holders shall be entitled to earn Earnout Shares upon the occurrence of each Milestone Event (or a Change in Control as described below in Section 3.4(c), if applicable) during the applicable Earnout Period; provided, however, that each Milestone Event (or a Change in Control as described below in Section 3.4(c), if applicable) shall only occur once, if at all, and in no event shall the Company Earnout Holders be entitled to earn more than 22,500,000 Earnout Shares (subject to adjustment as set forth in Section 3.4(f)).

(c)         Change in Control Event.

(i)          If, prior to the expiration of the First Earnout Period, there occurs any transaction resulting in a Change in Control, and the corresponding valuation of Parent Class A Common Stock is greater than or equal to the amount set forth in Section 3.4(a)(i), then, immediately prior to the consummation of such Change in Control, the Milestone Event set forth in Section 3.4(a)(i) (if not previously satisfied) shall be deemed to have occurred; provided, however, that the applicable Earnout Shares shall be released to the Company Earnout Holders as of immediately prior to such Change in Control, and the Company Earnout Holders shall be eligible to participate in such Change in Control transaction with respect to such Earnout Shares.

(ii)         If, prior to the expiration of the Second Earnout Period, there occurs any transaction resulting in a Change in Control, and the corresponding valuation of Parent Class A Common Stock is greater than or equal to the amount set forth in Section 3.4(a)(ii), then, immediately prior to the consummation of such Change in Control, the Milestone Event set forth in Section 3.4(a)(ii) (if not previously satisfied) shall be deemed to have occurred; provided, however, that the applicable Earnout Shares shall be released to the Company Earnout Holders as of immediately prior to such Change in Control, and the Company Earnout Holders shall be eligible to participate in such Change in Control transaction with respect to such Earnout Shares.

(iii)        If, prior to the expiration of the Third Earnout Period, there occurs any transaction resulting in a Change in Control, and the corresponding valuation of Parent Class A Common Stock is greater than or equal to the amount set forth in Section 3.4(a)(iii), then, immediately prior to the consummation of such Change in Control, the Milestone Event set forth in Section 3.4(a)(iii) (if not previously satisfied) shall be deemed to have occurred; provided, however, that the applicable Earnout Shares shall be released to the Company Earnout Holders as of immediately prior to such Change in Control, and the Company Earnout Holders shall be eligible to participate in such Change in Control transaction with respect to such Earnout Shares.

Annex A-17

(d)         Evidence of Issuance of Earnout Shares; Stock Reservation. Parent shall take such actions as are reasonably requested by the Company Earnout Holders to evidence the issuances pursuant to this Section 3.4, including through the provision of an updated stock ledger showing such issuances (as certified by an officer of Parent responsible for maintaining such ledger or the applicable registrar or transfer agent of Parent). From and after the Closing, at all times during the Earnout Period, Parent will keep available for issuance a sufficient number of unissued shares of Parent Class A Common Stock to permit Parent to satisfy its issuance obligations set forth in this Section 3.4 and will take all actions required to increase the authorized number of shares of Parent Class A Common Stock if at any time there will be insufficient unissued shares of Parent Class A Common Stock to permit such reservation.

(e)         Adjustments to Earnout Shares. During the Earnout Period the Earnout Shares and the underlying target price for each Milestone Event will be adjusted appropriately to reflect any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Class A Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Parent Class A Common Stock, occurring on or after the date hereof and prior to the time any such Earnout Shares are issued. It is the intent of the Parties that such adjustments will be made in order to provide to the Company Earnout Holders the same economic effect as contemplated by this Agreement as if no change with respect to the Parent Class A Common Stock had occurred.

(f)          Efforts to Remain Listed. During the Earnout Period, Parent shall take all reasonable efforts for Parent to remain listed as a public company on, and for the Parent Class A Common Stock to be tradable over, Nasdaq; provided, however, that the foregoing shall not limit Parent from consummating a Change in Control or entering into a Contract that contemplates a Change in Control. Upon the consummation of any Change in Control during the Earnout Period, other than as set forth in Section 3.4(b), Parent shall have no further obligations pursuant to this Section 3.4(f).

(g)         Company Earnout Holders. In the event that G3 instructs Parent to issue Earnout Shares to G3 Securityholders in accordance with Section 3.4(a), G3 shall provide Parent with written instruction of the number of Earnout Shares payable to each Company Earnout Holder along with any explanatory or supporting information, including calculations, as Parent may reasonably request. Under no circumstances shall Parent or the Surviving Corporation be responsible for the calculations or determinations regarding the allocation of any Earnout Shares amongst the Company Earnout Holders and shall be entitled to rely on any instructions delivered by G3 to Parent.

3.5              Holdback Shares. In the event that the G3 Tax Lien is not released prior to Closing in accordance with Section 7.5, the Holdback Shares will not be issued at the Closing. Upon the release of the G3 Tax Lien with no further liability to G3, the Company or any of their respective assets, such Holdback Shares, less any Holdback Shares that are forfeited in respect of G3 or the Company’s indemnification obligations pursuant to the terms and conditions of the Contribution Agreement, shall be issued pro rata to the Persons who held Company Common Stock as of immediately prior to the Closing.

3.6             No Fractional Shares. No fractional shares of Parent Common Stock, or certificates or scrip representing fractional shares of Parent Common Stock, will be issued in connection with the conversion of the Company Common Stock pursuant to the Merger and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Parent. After aggregating all shares of Company Common Stock represented by all Company Stock Certificates and in book-entry form delivered by a holder thereof, any fractional share of Parent Common Stock will be rounded up to the nearest whole number of shares of Parent Common Stock.

3.7              No Withholding. Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as may be required to be deducted or withheld with respect to the making of such payment under the Code, or under any provision of state, local or non-U.S. Tax Law. To the extent that amounts are so deducted and withheld and paid over to the appropriate Taxing Authorities, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Parent shall use reasonable best efforts to provide a schedule of any anticipated withholdings and the reasons therefor at least five (5) Business Days prior to any such proposed withholding.

Annex A-18

Article IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedules to this Agreement delivered by the Company to Parent concurrent with execution of this Agreement, the Company hereby represents and warrants to Parent as follows:

4.1              Corporate Existence and Power. The Company and each other member of the Company Group is a corporation, limited liability company or legal entity duly incorporated, organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, in each case with respect to jurisdictions that recognize that concept or any equivalent thereof, in each case) under the Laws of its jurisdiction of incorporation, organization or formation, as the case may be. The Company has all requisite corporate power and authority, corporate and otherwise, to own, lease or otherwise hold and operate its properties and other assets and to carry on the Business as currently conducted. Each other member of the Company Group has all requisite power and authority, corporate and otherwise, to own, lease or otherwise hold and operate its properties and other assets and to carry on its portion of the Business as currently conducted, except where the failure to have such power or authority has not had, and could not reasonably be expected to have, a Material Adverse Effect on the Company. The Company and each other member of the Company Group is duly licensed or qualified to do business and is in good standing (or the equivalent thereof, in each case, with respect to jurisdictions that recognize that concept or any equivalent thereof, in each case) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties or other assets makes such qualification, licensing or good standing necessary, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on the Company. The Company and each other member of the Company Group has offices located only at the addresses set forth on Schedule 4.1. The Company has made available to Parent, prior to the date of this Agreement, complete, current and accurate copies of the Company Articles of Incorporation and the Company’s Bylaws, and the comparable organizational or constitutive documents of each of its Subsidiaries, in each case as amended to the date hereof. The Company Articles of Incorporation, the Company’s Bylaws and the comparable organizational or constitutive documents of the Company’s Subsidiaries so delivered are in full force and effect. The Company is not in violation of the Company Articles of Incorporation or the Company’s Bylaws and none of its Subsidiaries is in violation of such Subsidiaries’ respective comparable organizational or constitutive documents.

4.2              Authorization.

(a)         The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby subject, in the case of the Merger, to receipt of the G3 Stockholder Approval. The execution and delivery by the Company of this Agreement and the Additional Agreements to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated by this Agreement (other than, in the case of the Merger, the receipt of the G3 Stockholder Approval) or the Additional Agreements. This Agreement and the Additional Agreements to which the Company is a party have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of the other parties hereto and thereto, this Agreement and the Additional Agreements to which the Company is a party constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (the “Enforceability Exceptions”).

(b)         By resolutions duly adopted (and not thereafter modified or rescinded) by the requisite vote of the Board of Directors of the Company and the Board of Directors of G3, each of the Board of Directors of the Company and the Board of Directors of G3 has: (i) approved the execution, delivery and performance by the Company of this Agreement, the Additional Agreements to which the Company or G3, as applicable, is a party and the consummation of the transactions contemplated hereby and thereby, including the Merger, on the terms and subject to the conditions set forth herein and therein; (ii) determined that this Agreement, the Additional Agreements to which it is a party, and the transactions contemplated hereby and thereby, are in the best interests

Annex A-19

of the Company, G3 and the G3 Stockholders; (iii) adopted this Agreement; and (iv) directed that the approval of this Agreement be submitted to G3 and the G3 Stockholders and recommended that G3 and the G3 Stockholders approve this Agreement. The affirmative vote or written consent of (i) G3 and (ii) those Persons holding a majority of the voting power of the shares of capital stock of G3 entitled to vote thereon to approve this Agreement (collectively, the “G3 Stockholder Approval”) are the only votes or consents of any of the holders of any class or series of capital stock of the Company or G3 that is necessary in order for the Company to consummate the Merger and G3 and the Company to consummate the other transactions contemplated hereby.

4.3              Governmental Authorization. Assuming the accuracy of the representations and warranties of the Parent Parties set forth in Section 5.3, none of the execution, delivery or performance by the Company of this Agreement or any Additional Agreement to which the Company is or will be a party, or the consummation the Company of the transactions contemplated hereby or thereby, requires any consent, approval, license, Order or other action by or in respect of, or registration, declaration or filing with, any Authority, except for (a) the filing of the Certificate of Merger with the Secretary of State of the State of Ohio pursuant to the Ohio Revised Code, (b) the filing with the SEC of (i) the Proxy Statement and (ii) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Additional Agreements, or the transactions contemplated hereby or thereby, or (c) any consent, approval, license, Order or other action, the absence of which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company or, after the Closing, to Parent or the Surviving Corporation.

4.4              Non-Contravention. None of the execution, delivery or performance by the Company of this Agreement or any Additional Agreement to which the Company is or will be a party or the consummation by the Company of the transactions contemplated hereby and thereby does or will (a) contravene or conflict with the Company Articles of Incorporation or the Company’s Bylaws, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to any member of the Company Group or to any of their respective properties, rights or assets, (c) except for the Contracts listed on Schedule 4.8 requiring Company Consents (but only as to the need to obtain such Company Consents), (i) require consent, approval, authorization, Order, waiver or other action under, (ii) constitute a default under or breach of (with or without the giving of notice or the passage of time or both), (iii) violate, or (iv) give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company Group or to a loss of any material benefit to which any member of the Company Group is entitled, in the case of each of clauses (i) - (iv), under any provision of any material Permit, Contract or other instrument or obligations binding upon any member of the Company Group or any of their respective properties, rights or assets, (d) result in the creation or imposition of any Lien (except for Permitted Liens) on any of the Company Group’s properties, rights or assets, or (e) require any consent, approval, authorization, Order, waiver, or other action from any Person pursuant to any provision of the Company Articles of Incorporation or Bylaws of the Company or the organizational or constitutive documents of any other member of the Company Group, except (1) for any such consent, approval, authorization, Order, waiver, or other action that shall be obtained (and a copy provided to Parent) prior to the Closing and (2) in the case of clauses (c) and (d), to the extent that the occurrence of the foregoing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company or, after the Closing, to Parent or the Surviving Corporation.

4.5              Capitalization.

(a)         The authorized capital stock of the Company consists of 1,500 shares of Company Common Stock, of which 1,000 shares of Company Common Stock are issued and outstanding as of the date of this Agreement and are held by G3, and 25.6410256 are issued and outstanding as of the date of this Agreement and are held by Arbor Lake Capital. No other shares of capital stock or other voting securities of the Company are authorized or reserved for issuance or issued or outstanding. All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable and were issued in compliance with all applicable Laws (including any applicable securities laws) and in compliance with the Company Articles of Incorporation and the Company’s Bylaws. No shares of Company Common Stock are subject to or were issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right (including under any provision of the Ohio Revised Code, the Company Articles of Incorporation or any Contract to which the Company is a party or by which the Company or any of its properties, rights or assets are bound). As of the date of this Agreement, all outstanding shares of Company Common Stock are owned of record by G3 and Arbor Lake Capital.

Annex A-20

(b)         There are no (i) outstanding warrants, options, agreements, convertible securities, performance units or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any of its shares of Company Common Stock or other securities, (ii) outstanding obligations of the Company to repurchase, redeem or otherwise acquire outstanding capital stock of the Company or any securities convertible into or exchangeable for any shares of capital stock of the Company, (iii) treasury shares of capital stock of the Company, (iv) bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote, are issued or outstanding, (v) preemptive or similar rights to purchase or otherwise acquire shares or other securities of the Company (including pursuant to any provision of Law, the Company Articles of Incorporation or any Contract to which the Company is a party), or (vi) Liens (including any right of first refusal, right of first offer, proxy, voting trust, voting agreement or similar arrangement) with respect to the sale or voting of shares or securities of the Company (whether outstanding or issuable). There are no issued, outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

4.6              Corporate Records. All material proceedings occurring since January 1, 2020 of the Board of Directors of the Company, including all committees thereof, and all consents to actions taken thereby, are, in all material respects, accurately reflected in the minutes and records contained in the corporate minute books of the Company and made available to Parent. The stockholder ledger of the Company is true, correct and complete in all material respects.

4.7              Subsidiaries. Schedule 4.7 lists each Subsidiary of the Company (including its jurisdiction of incorporation or formation). All the issued and outstanding shares of capital stock of, or other Equity Interests in, each Subsidiary of the Company have been validly issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all Liens. Except for the Subsidiaries of the Company, the Company does not own, directly or indirectly, as of the date hereof, (a) any capital stock of, or other voting securities or other equity or voting interests in, any Person or (b) any other interest or participation that confers on the Company or any Subsidiary of the Company the right to receive (i) a share of the profits and losses of, or distributions of assets of, any other Person or (ii) any economic benefit or right similar to, or derived from, the economic benefits and rights occurring to holders of capital stock of any other Person.

4.8              Consents. The Contracts listed on Schedule 4.8 are the only Contracts requiring a consent, approval, authorization, Order or other action of or filing with any Person as a result of the execution, delivery and performance of this Agreement or any Additional Agreement to which the Company is or will be a party or the consummation of the transactions contemplated hereby or thereby (each of the foregoing, a “Company Consent”), except for any consent, approval, authorization, Order or other action, the absence of which would not, individually or in the aggregate, reasonably be expected to be material the Company or, after the Closing, to Parent or the Surviving Corporation.

4.9              Financial Statements.

(a)         The Company has delivered or made available to Parent (i) the audited consolidated balance sheets of the Business, and the related consolidated statements of operations, changes in shareholders’ deficit, and cash flows, for the fiscal years ended December 31, 2021 and December 31, 2022, including the notes thereto (collectively, the “Annual Financial Statements”), and (ii) the unaudited consolidated balance sheet of the Company as of September 30, 2022 (the “Balance Sheet Date”) and the related consolidated statements of operations, changes in shareholders’ deficit, and cash flows for the nine-month period then ended (the “Unaudited Financial Statements” and, together with the Annual Financial Statements, the “Company Financial Statements”). The Company Financial Statements have been prepared in conformity with U.S. GAAP applied on a consistent basis and in accordance with the requirements of the Public Company Accounting Oversight Board for public companies. The Company Financial Statements fairly present, in all material respects, the financial position of the Company as of the dates thereof and the results of operations of the Company for the periods reflected therein subject, in the case of the Unaudited Financial Statements, to normal audit adjustments and the absence of notes thereto. The Company Financial Statements were prepared from the Books and Records of the Company Group in all material respects. Since the Balance Sheet Date, except as required by applicable Law or U.S. GAAP, there has been no change in any accounting principle, procedure or practice followed by the Company or in the method of applying any such principle, procedure or practice.

Annex A-21

(b)         Except: (i) as specifically disclosed, reflected or fully reserved against on the Balance Sheet; (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practices since the Balance Sheet Date; (iii) for liabilities that are executory obligations arising under Contracts to which a member of the Company Group is a party (none of which, with respect to the liabilities described in clause (ii) and this clause (iii) results from, arises out of, or relates to any breach or violation of, or default under, a Contract or applicable Law); (iv) for expenses incurred in connection with the negotiation, execution and performance of this Agreement, any Additional Agreement or any of the transactions contemplated hereby or thereby; and (v) for liabilities set forth on Schedule 4.9(b), the Company Group does not have any material liabilities, debts or obligations of any nature (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise).

(c)         Except as set forth on Schedule 4.9(c), the Company Group does not have any Indebtedness.

(d)         Except as reflected in the Company Financial Statements, since December 31, 2022 through the date hereof, the Company has not incurred any material losses in excess of $100,000.

4.10            Internal Accounting Controls. The Company Group has established a system of internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, and the Company Group’s historical practices and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.11            Absence of Certain Changes. From the Balance Sheet Date until the date of this Agreement, except in connection with the Restructuring, and except as set forth on Schedule 4.11: (a) the Company and each other member of the Company Group has conducted their respective businesses in the ordinary course and in a manner consistent with past practices; (b) there has not been any Material Adverse Effect on the Company; and (c) neither the Company nor any other member of the Company Group has taken any action that, if taken after the date of this Agreement and prior to the consummation of the Merger, would require the consent of Parent pursuant to Section 6.1, except where Parent has given such consent.

4.12            Properties; Title to the Company’s Assets.

(a)         Except as set forth on Schedule 4.12(a), to the Knowledge of the Company, all items of Tangible Personal Property are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted), have been properly maintained and are suitable for their present uses and meet all specifications and warranty requirements with respect thereto, in each case in all material respects. All of the Tangible Personal Property is located at the offices or properties of the Company or another member of the Company Group.

(b)         The Company or a Subsidiary of the Company has good and valid title in and to, or in the case of the Leases and the assets that are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use all of the tangible assets reflected on the Balance Sheet. Except as set forth on Schedule 4.12(b), no such tangible asset is subject to any Lien other than Permitted Liens. After giving effect to the Restructuring and the Shared Services Agreement, the Company Group’s assets constitute all of the rights, properties, and assets of any kind or description whatsoever, including goodwill, that are necessary to operate the Business in substantially the same manner as the Business is currently being conducted.

4.13            Litigation. Except as set forth on Schedule 4.13, there is no Action pending or, to the Knowledge of the Company, threatened, against or affecting any member of the Company Group, any of the officers or directors of any member of the Company Group in their capacity as such, or any of the Company Group’s rights, properties or assets or that, as of the date hereof, in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any Additional Agreement and there are no outstanding judgments against any member of the Company Group or any of its respective rights, properties or assets. No member of the Company Group or any of its respective rights, properties or assets is, nor has been since January 1, 2020, subject to any Action.

Annex A-22

4.14            Contracts.

(a)         Schedule 4.14(a) sets forth a complete and correct list, as of the date of this Agreement, of all of the following Contracts to which any member of the Company Group is a party, as amended to date that are currently in effect (collectively, “Material Contracts”):

(i)          Contracts with the top ten (10) customers and partners based on amounts received by the Company in the 12-month period immediately preceding the Balance Sheet Date;

(ii)         Contracts with the top ten (10) vendors and suppliers based on amounts paid by the Company in the 12-month period immediately preceding the Balance Sheet Date;

(iii)        all Contracts that require annual payments or expenses incurred by, or annual payments or income to, the Company Group of $100,000] or more and, in each case, that is not terminable by the applicable member(s) of the Company Group without penalty upon less than 30 days’ prior written notice (other than standard purchase and sale orders entered into in the ordinary course of business consistent with past practices);

(iv)        each Contract with any current officer, director, employee or consultant of any member of the Company Group, under which the Company Group: (A) has continuing obligations for payment of an annual compensation of at least $100,000, and which is not terminable for any reason or no reason upon reasonable notice without payment of any penalty, severance or other obligation; (B) has severance or post-termination obligations to such Person (other than COBRA obligations); or (C) has an obligation to make a payment upon consummation of the transactions contemplated by this Agreement or any Additional Agreement or as a result of a Change in Control of the Company;

(v)         all Contracts creating a joint venture, strategic alliance, limited liability company or partnership arrangement to which any member of the Company Group is a party;

(vi)        all Contracts relating to any acquisitions or dispositions of material assets by any member of the Company Group (other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practices);

(vii)       all IP Contracts, separately identifying all such IP Contracts under which any member of the Company Group is obligated to pay royalties thereunder and all such IP Contracts under which any member of the Company Group is entitled to receive royalties hereunder;

(viii)      all Contracts limiting the freedom of any member of the Company Group to compete in any line of business or industry, with any Person or in any geographic area;

(ix)        all Contracts providing for guarantees, indemnification arrangements and other hold harmless arrangements made or provided by any member of the Company Group, including all ongoing agreements for repair, warranty, maintenance, service, indemnification or similar obligations, other than Standard Contracts;

(x)         all Contracts with or pertaining to the Company Group to which any Affiliate of the Company Group is a party;

(xi)        all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which any member of the Company Group holds a leasehold interest (including the Lease) and that involve payments to the lessor thereunder in excess of $100,000 per year;

(xii)       all Contracts creating or otherwise relating to outstanding Indebtedness (other than intercompany Indebtedness), except any such Contract with an aggregate outstanding principal amount not exceeding $50,000;

(xiii)      all Contracts relating to the voting or control of the Equity Interests of any member of the Company Group or the election of directors of any member of the Company Group (other than the organizational or constitutive documents of any member of the Company Group);

Annex A-23

(xiv)      all Contracts not cancellable by the Company Group with no more than 60 days’ notice if the effect of such cancellation would result in monetary penalty to the Company Group in excess of $100,000 per the terms of such contract;

(xv)       all Contracts that may be terminated, or the provisions of which may be altered, as a result of the consummation of the transactions contemplated by this Agreement or any Additional Agreement;

(xvi)      all Contracts under which any of the benefits, compensation or payments (or the vesting thereof) will be increased or accelerated by the consummation of the transactions contemplated by this Agreement or any Additional Agreement, or the amount or value thereof will be calculated on the basis of, the transactions contemplated by this Agreement or any Additional Agreement; and

(xvii)     all collective bargaining agreements or other agreement with a labor union or labor organization.

(b)         Each Material Contract is (i) valid and binding on the applicable member(s) of the Company and, to the Company’s Knowledge, the counterparties thereto, (ii) in full force and effect, and (iii) enforceable by and against the member(s) of the Company Group that are a party thereto and, to the Company’s Knowledge, each counterparty thereto, subject, in the case of this clause (iii), to the Enforceability Exceptions. Neither the Company Group nor, to the Company’s Knowledge, any other party to a Material Contract is in material breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract. No member of the Company Group has assigned, delegated or otherwise transferred any of its rights or obligations under any Material Contract or granted any power of attorney with respect thereto (other than, in each case, to another member of the Company Group).

(c)         Each member of the Company Group is in compliance in all material respects with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or Contracts establishing or evidencing any Indebtedness to which it is a party. The consummation and closing of the transactions contemplated by this Agreement shall not cause or result in an event of default under any instruments or Contracts establishing or evidencing any Indebtedness, other than to the extent any such event of default would not have a Material Adverse Effect on the Company.

4.15            Licenses and Permits. Schedule 4.15 sets forth a complete and correct list of each Permit except for such Permits that are immaterial to the Company Group, taken as a whole, together with the name of the Authority issuing the same. Except as could not reasonably be expected to be material to the Company Group, taken as a whole, to the Company’s Knowledge, such Permits are valid and in full force and effect and none of such Permits will, to the Company’s Knowledge, be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement or any Additional Agreement. Except as could not reasonably be expected to be material to the Company Group, taken as a whole, no member of the Company Group is in material breach or violation of, or material default under, any such Permit issued to it, and, to the Company’s Knowledge, no basis (including the execution of this Agreement and the other Additional Agreements to which the Company is a party and the consummation of the transactions contemplated by this Agreement or any Additional Agreement) exists that, with notice or lapse of time or both, would reasonably constitute any such breach, violation or default or give any Authority grounds to suspend, revoke, or terminate any such Permit. The Company has not received any written (or, to the Company’s Knowledge, oral) notice from any Authority regarding any material violation of any such Permit. Neither the Company Group, nor, to the Knowledge of the Company, any Representative or other Person acting on behalf of the Company Group, has made any false statement in, or omission from, the Permits required to be set forth on Schedule 4.15 or any applications, reports, or other submissions to or correspondence with any Authority in connection therewith. Except as could not reasonably be expected to be material to the Company Group, taken as a whole, there has not been and there is not any pending or, to the Company’s Knowledge, threatened, any Action, investigation or disciplinary proceeding by or from any Authority against the Company involving any Permit required to be set forth on Schedule 4.15, and the Company Group has not received any written communications from any Authority notifying the Company of a Permit it does not currently possess, or has not applied for, that is required in connection with the Company’s operation of the Business.

Annex A-24

4.16            Compliance with Laws.

(a)         Each member of the Company Group currently conducts and, since January 1, 2020, has conducted, its part of the Business in compliance in all material respects with all applicable Laws and Orders and is not and, since January 1, 2020, has not been, in violation of any applicable Law or Order in any material respect. Since January 1, 2020, (i) no Action by any Authority or other adversarial litigant is pending or, to the Knowledge of the Company, threatened, alleging any such violation or noncompliance by a member of the Company Group, and (ii) no member of the Company Group has been threatened in writing or, to the Company’s Knowledge, orally, to be charged with, or given written or, to the Company’s Knowledge, oral, notice of any material violation of any material Law or Order applicable to it. Without limiting the generality of the foregoing, each member of the Company Group is, and since January 1, 2020 has been, in compliance in all material respects with: (i) all material Laws applicable to it due to the specific nature of the Business, including Data Protection Laws; (ii) the Foreign Corrupt Practices Act of 1977 (the “Foreign Corrupt Practices Act”) and any comparable or similar Law of any jurisdiction applicable to it; (iii) the Federal Trade Commission Act (the “FTC Act”) and FTC regulations promulgated thereunder; and (iv) all material Laws regulating or covering conduct in the workplace, including regarding sexual harassment or, on any legally impermissible basis, a hostile work environment. Since January 1, 2020, no member of the Company Group has been threatened or charged in writing (or to the Company’s Knowledge, orally) with or given written (or to the Company’s Knowledge, oral) notice of any actual or potential violation of any Data Protection Law, the Foreign Corrupt Practices Act or any other Law referred to in or generally described in foregoing sentence by any Authority and, to the Company’s Knowledge, the Company Group is not under any investigations with respect to any such Law. Neither the Company Group nor, to the Knowledge of the Company, any Representative or other Person acting on behalf of the Company Group, has received any written or, to the Company’s Knowledge, oral, notice, order, complaint or correspondence that would restrict the ability of the Company Group to produce, sell, market, or distribute any Company Product as it is being produced, sold, marketed, or distributed currently or in the future.

(b)         Since January 1, 2020, neither the Company Group, nor, to the Knowledge of the Company, any Person acting on behalf of the Company Group, has been the subject of any ban, suspension, recall, market withdrawal, inventory destruction, safety alert, or other notice relating to an alleged lack of safety or regulatory compliance involving a Company Product, whether voluntarily or as required by any Authority. To the Company’s Knowledge, there are presently no facts or circumstances that exist that could reasonably be expected to result in any such actions.

(c)         Neither the Company Group nor, to the Knowledge of the Company, any Representative or other Person acting on behalf of the Company Group, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

4.17            Intellectual Property.

(a)         Except as set forth on Schedule 4.17(a), the Company Group is the sole and exclusive owner of each item of Company Owned IP, free and clear of any Liens (except for Permitted Liens). To the Knowledge of the Company, the Company Group is the sole and exclusive licensee of each item of Company Exclusively Licensed IP, free and clear of any Liens. The Company Group has a valid right to use the Company Licensed IP as currently used.

(b)         Schedule 4.17(b) sets forth a complete and correct list of all: (i) Registered Owned IP; (ii) unregistered material Trademarks constituting Company Owned IP; (iii) Registered Exclusively Licensed IP; and (iv) all social media accounts and identifiers constituting Company Owned IP, accurately specifying as to each of the foregoing, as applicable: the jurisdiction/registrar, registration/application number filing date, date of issuance, status, and ownership.

(c)         All Registered Owned IP is to the Knowledge of the Company subsisting, valid, and enforceable. All Registered Exclusively Licensed IP is to the Knowledge of the Company subsisting, valid, and enforceable. All Persons (including members of the Company Group) have, to the Knowledge of the Company, in connection with the prosecution of all Patents including in Company IP before the United States Patent and Trademark Office and other similar offices in other jurisdictions complied with the applicable obligations of candor owed to the United States Patent and Trademark Office and such other offices. Since January 1, 2020, no Registered Owned IP and, to the Knowledge of the Company, no Registered Exclusively Licensed IP is or

Annex A-25

has been involved in any interference, opposition, reissue, reexamination, revocation, cancellation, domain-name dispute proceeding, or equivalent proceeding, and no such proceeding has been threatened in writing with respect thereto. Since January 1, 2020, there have been no claims filed, served or threatened in writing, or to the Knowledge of the Company orally threatened, against the Company contesting the validity, use, ownership, enforceability, patentability, registrability, or scope of any Registered Owned IP. All registration, maintenance and renewal fees currently due in connection with any Registered Owned IP have been paid, and all documents, recordations and certificates in connection therewith (other than with respect to the Registered Owned IP obtained by the Company pursuant to the Restructuring) have been filed with the authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of perfecting the Company Group’s ownership or interests therein.

(d)         To the Knowledge of the Company, the operation of the Business as currently conducted and as conducted since January 1, 2020 does not conflict with, infringe, misappropriate, or otherwise violate any Intellectual Property right of any third Person. Since January 1, 2020, there have been no claims filed, served, or threatened in writing, or to the Knowledge of the Company orally threatened, against the Company alleging any conflict with, infringement, misappropriation, or other violation of any Intellectual Property of a third Person. There are no Actions pending that involve a claim against a member of the Company Group by a third Person alleging infringement or misappropriation of such third Person’s Intellectual Property. To the Knowledge of the Company, since January 1, 2020, no third Person has conflicted with, infringed, misappropriated, or otherwise violated any Company IP.

(e)         Since January 1, 2020, no member of the Company Group has filed, served, or threatened a third Person with any claims alleging any conflict with, infringement, misappropriation, or other violation of any Company IP. There are no Actions pending involving a claim against a third Person by a member of the Company Group alleging infringement or misappropriation of Company IP. No member of the Company Group is subject to any Order that adversely restricts the use, transfer, registration or licensing of any such Intellectual Property by it.

(f)          Except as disclosed on Schedule 4.17(f), each employee, agent, consultant, and contractor who has contributed to or participated in the creation or development of any material Company IP on behalf of the Company Group or any predecessor in interest thereto has executed a form of proprietary information and/or inventions agreement or similar written Contract with a member of the Company Group under which such Person: (i) has assigned all right, title and interest in and to such Company IP to one or more members of the Company Group (or such predecessor in interest, as applicable); and (ii) is obligated to maintain the confidentiality of the applicable member(s) of the Company Group’s confidential information both during and after the term of such Person’s employment or engagement. To the extent that any such proprietary information and/or inventions agreement or other similar written Contract permitted any such employee, agent, consultant, or contractor to exclude from the scope of such agreement or Contract any Intellectual Property in existence prior to the date of the employment or relationship, no such employee, agent, consultant, or contractor excluded Intellectual Property that would otherwise be included in the Company IP. To the Knowledge of the Company, no employee, agent, consultant, or contractor of any member of the Company Group is or has been in violation of any term of any such Contract.

(g)         To the Knowledge of the Company, except as set forth on Schedule 4.17(g), no government funding or facility of a university, college, other educational institution or research center was used in the development of any item of Company Owned IP.

(h)         None of the execution, delivery or performance by the Company of this Agreement or any of the Additional Agreements to which the Company is or will be a party or the consummation by the Company of the transactions contemplated hereby or thereby will (i) cause any item of Company Owned IP, or any material item of Company Licensed IP immediately prior to the Closing, to not be owned, licensed or available for use by the Company Group on substantially the same terms and conditions immediately following the Closing or (ii) require any additional payment obligations by any member of the Company Group in order to use or exploit any other such Intellectual Property to the same extent as the Company Group was permitted immediately before the Closing.

Annex A-26

(i)          Except with respect to the agreements listed on Schedule 4.18(i), no member of the Company Group is obligated under any Contract to make any payments by way of royalties, fees, or otherwise to any owner or licensor of, or other claimant to, any Intellectual Property.

(j)          The Company Group has exercised reasonable efforts necessary to maintain, protect and enforce the confidentiality of all Trade Secrets constituting Company Owned IP and all other material Confidential Information. No Company IP is subject to any technology or source code escrow arrangement or obligation. No Persons other than the Company Group and their employees and contractors (i) have a right to access or possess any source code of the Software constituting the Company Owned IP, or (ii) will be entitled to obtain access to or possession of such source code as a result of the execution, delivery and performance of by the Company of this Agreement. One or more members of the Company Group is in actual possession of the source code of any Software constituting Company Owned IP.

(k)         The Company Group does not collect or use Personal Information in connection with the operation of the Business or from any visitors to the Sites maintained by, or on behalf of the Company Group. For purposes of this subsection (k), “Sites” means any websites or applications made available to the general public provided by or on behalf of one or more members of the Company Group.

(l)          In connection with its Processing of any Personal Information, the Company is and has been in compliance with all applicable Laws, including without limitation all applicable data privacy laws and Laws related to data loss, theft, and security breach notification obligations, and, to the Knowledge of the Company, there has been no unauthorized disclosure of any Personal Information for which the Company would be required to make a report to an Authority, a data subject, or any other Person. In addition, the Company Group has in place and since January 1, 2020 has had in place industry standard policies (including a privacy policy and any other similar internal and external policies), rules, and procedures regarding its collection, use, disclosure, disposal, dissemination, storage, protection and other Processing of Personal Information. The Company Group has complied in all respects with such privacy policies, rules, and procedures in connection with any collection, use, or disclosure by the Company Group of any Personal Information of any Person. The Company Group has not been subject to and, to the Knowledge of the Company, there are no, complaints to or audits, proceedings, investigations or claims pending against any member of the Company Group by any Authority or by any other Person in respect of the collection, use, storage disclosure or other Processing of Personal Information. The Company (i) has implemented industry standard physical, technical, organization and administrative security measures and policies designed to protect all Personal Information of any Person accessed, Processed or maintained by the Company from unauthorized physical or virtual access, use, modification, acquisition, disclosure or other misuse, and (ii) requires by written contract all material third party providers and other persons who have or have had access to Personal Information, or who Process Personal Information on Company’s behalf to implement, appropriate security programs and policies consistent with applicable data privacy Laws. Without limiting the generality of the foregoing, since January 1, 2020, to the Knowledge of the Company, the Company Group has not experienced any material loss, damage or unauthorized access, use, disclosure or modification, or breach of security of Personal Information maintained by or on behalf of the Company Group (including by any agent, subcontractor, or vendor of the Company Group).

(m)        The Software that constitutes Company Owned IP and all Software that is used by the Company Group is, to the Knowledge of the Company, free of all viruses, worms, Trojan horses and other material known contaminants and does not, to the Knowledge of the Company, contain any bugs, errors, or problems of a material nature that would reasonably be expected to disrupt its operation or have an adverse impact on the operation of other Software. To the Knowledge of the Company, the Company Group has not incorporated Publicly Available Software into the Company Group’s products and services, and the Company Group has not distributed Publicly Available Software as part of the Company Group’s products and services other than as set forth on Schedule 4.17(m) in a manner that subjects, in whole or in part, any Software constituting Company Owned IP to any Copyleft License obligations. The Company Group is in material compliance with all Publicly Available Software license terms that, to the Knowledge of the Company, are applicable to any Publicly Available Software licensed to or used by the Company Group. No member of the Company Group has received any written (or, to the Knowledge of the Company, oral) notice from any Person that it is in breach of any license with respect to Publicly Available Software.

Annex A-27

(n)         The Company Group has implemented and maintained (or, where applicable, has required its vendors to maintain), consistent with industry practices and in compliance with its contractual obligations to other Persons, reasonable security measures designed to protect, preserve and maintain the performance, security and integrity of all computers, servers, equipment, hardware, networks, Software and systems used, owned, leased or licensed by the Company Group in connection with the operation of the Business (the “Company Information Systems”). To the Knowledge of the Company, there has been no unauthorized access to or use of the Company Information Systems, nor has there been any downtime or unavailability of the Company Information Systems that resulted in a material disruption of the Business. The Company Information Systems are adequate and sufficient (including with respect to working condition and capacity) for the operation of the Business. There has been no failure with respect to any Company Information System that has had a material effect on the operations of the Company Group.

(o)         The Company Group is not bound by, and has not agreed in writing to be bound by, any Contract (including any written licensing commitment), bylaw, policy, or rule of any standards-setting organization (including ETSI, 3GPP, 3GPP2, TIA, IEEE, IETF, and ITU-R), university or industry body, consortium, other multi-party special interest group and any other collaborative or other group in which the Company Group is currently participating, or has participated in the past or applied for future participation in, including any of the foregoing that may be organized, funded, sponsored, formed or operated, in whole or in part, by any Authority, in all cases, to the extent related to any Intellectual Property (each a “Standards Setting Body”) that requires or purports to require Company to contribute, disclose or license any Intellectual Property to such Standards Setting Body or its other members, other than the Standards Setting Agreements. Schedule 4.17(o) sets forth a listing of the membership agreements and other Contracts relating to such Standards Bodies, to which any member of the Company Group is bound (collectively, “Standards Setting Agreements”). True, complete and correct copies of all Standards Setting Agreements have been delivered or otherwise made available to Parent. The Company Group has not made any written Patent disclosures to any Standards Setting Body. The Company Group is in material compliance with all Standards Setting Agreements that relate to Intellectual Property. The Company is not engaged in any material dispute with any Standards Setting Body with respect to any Intellectual Property or with any third Persons with respect to Company Group’s conduct with respect to any Standards Setting Body.

4.18            Accounts Payable; Affiliate Loans.

(a)         The accounts payable of the Company Group reflected on the Company Financial Statements, and all accounts payable arising subsequent to the date thereof, arose from bona fide transactions in the ordinary course of business consistent with past practices.

(b)         The information set forth on Schedule 4.18(b) separately identifies any and all accounts, receivables or notes of the Company Group that are owed by any Affiliate of the Company Group. Except as set forth on Schedule 4.18(b), no member of the Company Group is indebted to any of its Affiliates and no Affiliates are indebted to a member of the Company Group.

4.19            Employees; Employment Matters.

(a)         Schedule 4.19(a) sets forth a complete and correct list of the five highest compensated officers or employees of the Company Group as of the date hereof, setting forth each such person’s name, title, current base salary or hourly rate, total compensation (including bonuses and commissions) for the fiscal years ended December 31, 2020 and 2022, employer, hire date, status as exempt or non-exempt from overtime Laws, and leave status.

(b)         No member of the Company Group is a party to any collective bargaining agreement or similar labor agreement with respect to its employees, and, since January 1, 2020, there has been no activity or proceeding by a labor union, other labor organizations or representative thereof to organize any employees of the Company Group. There is no labor strike, picketing, material slowdown or material work stoppage or lockout pending or, to the Knowledge of the Company, threatened, against any member of the Company Group, and, since January 1, 2020, no member of the Company Group has experienced any strike, material slowdown, picketing, material work stoppage or lockout by or with respect to its employees. To the Knowledge of the Company, no member of the Company Group is subject to any attempt by any union or other labor organization to represent Company Group employees as a collective bargaining agent.

Annex A-28

(c)         There are no pending or, to the Knowledge of the Company, threatened, Actions against any member of the Company Group under any worker’s compensation policy or long-term disability policy. To the Knowledge of the Company, there are no material liabilities, whether contingent or absolute, of the Company Group relating to workers’ compensation benefits that are not fully insured against by a bona fide third-party insurance carrier. With respect to each Plan and with respect to each state workers’ compensation arrangement that is funded wholly or partially through an insurance policy or public or private fund, all premiums required to have been paid to date under such insurance policy or fund have been paid. There is no unfair labor practice charge or complaint pending or, to the Knowledge of the Company, threatened, before any applicable Authority relating to employees of the Company Group. Since January 1, 2020, the Company Group has not engaged in, and is not currently contemplating, any location closing, employee layoff, relocation activities or similar event that would trigger the WARN Act or any similar state or local statute, rule or regulation.

(d)The Company Group: (i) is, and since January 1, 2019, has been, in compliance in all material respects with all applicable Laws relating to employment of labor, including all applicable Laws relating to wages, hours, overtime, terms and conditions of employment, collective bargaining, equal employment opportunity, anti-discrimination, anti-harassment (including, but not limited to sexual harassment), anti-retaliation, immigration, employee leave, disability rights or benefits, employment and reemployment rights of members and veterans of the uniformed services, paid time off/vacation, unemployment insurance, safety and health, workers’ compensation, pay equity, restrictive covenants, child labor, whistleblower rights, classification of employees and independent contractors, meal and rest breaks, business expenses, and the collection and payment of withholding or social security Taxes; (ii) is not and, since January 1, 2019, has not been, liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing (except for wages and withholding thereon in the ordinary course of business and consistent with past practice for the current payroll period); (iii) is not and, since January 1, 2019, has not been, liable for any payment to any trust or other fund or to any Authority with respect to unemployment compensation benefits, social security or other benefits for employees of the Company Group (other than routine payments to be made in the normal course of business and consistent with past practice for the current payroll period); and (iv) is not and, since January 1, 2019, has not been, party to or bound by any consent decree with or citation by any Authority relating to employees or employment practices. Since January 1, 2019, no audits have been conducted, or are currently being conducted, or, to the Knowledge of the Company, are threatened to be conducted, by any Authority with respect to applicable Laws regarding employment or labor Laws. No employee of the Company Group has, since January 1, 2019, brought or, to the Knowledge of the Company, threatened to bring, a claim for unpaid compensation, including overtime amounts.

(e)         The Company Group has complied, in all material respects, with all Laws relating to the verification of identity and employment authorization of individuals employed in the United States, and, to the Knowledge of the Company, no member of the Company Group currently employs, or since January 1, 2020 has employed, any individual who was not permitted to work in the jurisdiction in which such individual was employed. No audit by any Authority is currently being conducted, is pending or, to the Knowledge of the Company, is threatened to be conducted, in respect to any foreign workers employed by any member of the Company Group. Schedule 4.19(e) sets forth each individual who is employed by any member of the Company Group pursuant to a visa and, with respect to each such individual, (i) the expiration date of such visa and (ii) whether the applicable member of the Company Group has made any attempts to renew such visa.

(f)          To the Knowledge of the Company, no key employee or officer of the Company Group is a party to or is bound by any confidentiality agreement, non-competition or other restrictive covenant agreement or other contract (with any Person) that would materially interfere with: (i) the performance by such officer or key employee of any of his or her duties or responsibilities as an officer or employee of the Company Group or (ii) the Company’s business or operations. No key employee or officer of the Company Group has given written notice of their intent to terminate their employment with the Company Group or, to the Knowledge of the Company, has plans to terminate their employment with the Company Group, nor does the Company Group have any present intention to terminate the employment of any of the foregoing.

(g)         Except as set forth on Schedule 4.19(g), the employment of each of the employees of the Company Group and engagement of each independent contractor is terminable at will without any prior notice, penalty or severance obligation on the part of the Company Group. All material sums due for employee

Annex A-29

compensation and all vacation time owing to any employees of any member of the Company Group, and all fees owing to any independent contractors and consultants, have been duly accrued on the accounting records of the applicable member of the Company Group.

(h)         Each current and former employee and officer, and where appropriate, each independent contractor and consultant, of any member of the Company Group who has contributed to or participated in the creation or development of any material Intellectual Property on behalf of the Company Group or any predecessor in interest thereto has executed a form of proprietary information and/or inventions agreement or similar agreement (each, an “IP Assignment Agreement”). To the Knowledge of the Company, no such current or former employees, officers or consultants are or were, as the case may be, in violation thereof. Other than with respect to exclusions previously accepted by the Company involving works or inventions unrelated to the business of the Company Group, no current or former employee, officer or consultant of any member of the Company Group has disclosed in writing excluded works or inventions made prior to his, her, or its employment or consulting relationship with the applicable member of the Company Group from his, her or its assignment of inventions pursuant to such employee, officer or consultant’s IP Assignment Agreement.

(i)          Schedule 4.19(i) sets forth a list of the name of each Person currently engaged by the Company Group as a consultant or an independent contractor (including any Person engaged through any arrangement with such Person’s loan-out or similar company), including for each such Person the following: (A) name, (B) principal location of engagement, (C) engagement or start date, (D) compensation structure, (E) average monthly compensation and (F) nature of services provided. With regard to any individual who performs or performed services for the Company Group and who is not treated as an employee for Tax purposes by the Company Group, the Company Group has, to the Knowledge of the Company, complied in all material respects with applicable Laws concerning independent contractors, including for Tax withholding purposes or Plan purposes, and the Company Group does not have any Liability by reason of any individual who performs or performed services for the Company Group, in any capacity, being improperly excluded from participating in any Plan. Each individual engaged by a member of the Company Group as an independent contractor or consultant is, and since January 1, 2019 has been, properly classified by the applicable member of the Company Group as an independent contractor, and no member of the Company Group has received any notice from any Authority or Person disputing such classification. Each of the employees of the Company Group is, and since January 1, 2019 has been, properly classified by the Company Group as “exempt” or “non-exempt” under applicable Law.

(j)          The Company has provided Parent with a true, correct and complete list of all employees of the Company Group as of the date hereof, which sets forth for each such Person the following: (i) name; (ii) title or position; (iii) hire date, and record employer; (iv) current annual base compensation rate (or, as applicable, hourly rate of pay); (v) the profit sharing, bonus or other form of additional compensation payable by the Company Group to or for the benefit of each such Person for the current fiscal year; (vi) classification as exempt or non-exempt under applicable wage and hour laws and regulations; (vii) full-time or part-time status; (viii) amount of annual vacation or paid time off accrual as of five (5) days prior to the Closing Date; (ix) the amount of sick leave credited to such Person as of five (5) days prior to the Closing Date (x) visa status (if any); (xi) a description of the fringe benefits provided to each such individual as of the date hereof (xii) leave status (including type of leave), and expected date of return for non-disability related leaves and expiration dates for disability-related leaves and (xiii) principal place of work. To the Knowledge of the Company, all of the full-time employees of the Company Group are devoting all of their business time to the Company Group.

(k)         There is no, and since January 1, 2020 there has been no, written notice provided to any member of the Company Group of any claim or litigation relating to, or any complaint or allegation of, discrimination, retaliation, wrongful termination, constructive termination, harassment (including sexual harassment), sexual misconduct, or wage and hour violation against the Company Group; nor there is any pending obligation for any member of the Company Group under any settlement or out-of-court or pre-litigation arrangement relating to such matters nor, to the Knowledge of the Company, has any such litigation, settlement or other arrangement been threatened.

(l)          Since January 1, 2020, the Company Group has investigated all workplace harassment (including sexual harassment), discrimination, retaliation, and workplace violence claims or complaints reported to the appropriate Company personnel or third-party Persons retained by the Company Group to receive such claims or complaints relating to current and/or former employees of any member of the Company Group or

Annex A-30

third-parties who interacted with current and/or former employees of such member of the Company Group. With respect to each such claim or complaint with potential merit, the Company Group has taken corrective action. Further, to the Knowledge of the Company, no allegations of sexual harassment have been made to any member of the Company Group against any individual in his or her capacity as director or an employee of a member of the Company Group.

(m)        As of the date hereof and since January 1, 2020 there have been no audits by any Authority, nor have there been any charges, fines, or penalties, including those pending or threatened, under any applicable federal, state or local occupational safety and health Law and Orders (collectively, “OSHA”) against the Company Group. The Company Group is in compliance in all material respects with OSHA and there are no pending appeals of any Authority’s decision or fines issued in relation to OSHA.

(n)         There have been no, and there are no pending or anticipated layoffs, leaves of absence or terminations of employment in respect to the employees of the Company as a result of the COVID-19 pandemic. The Company Group has investigated all occupational safety and health complaints, issues, or inquiries related to the COVID-19 pandemic. With respect to each occupational safety and health complaint, issue, or inquiry related to the COVID-19 pandemic, the Company Group has, to the Knowledge of the Company, taken prompt corrective action that is reasonably calculated to prevent further spread of COVID-19 within the Company Group’s workplace.

(o)         Except as set forth on Schedule 4.19(o), the Company Group has not paid or promised to pay any bonus or commission to any employee in connection with the consummation of the transactions contemplated hereby.

4.20            Withholding. Except as disclosed on Schedule 4.20, to the Knowledge of the Company, all obligations of the Company Group applicable to its employees, whether arising by operation of Law, by Contract, or attributable to payments by the Company Group to trusts or other funds or to any Authority, with respect to unemployment compensation benefits or social security benefits for its employees through the date hereof, have been paid or adequate accruals therefor have been made on the Company Financial Statements. Except as disclosed on Schedule 4.20, all obligations of the Company Group with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business consistent with past practices), whether arising by operation of Law, by contract, by past custom, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by the Company Group prior to the Closing Date.

4.21            Employee Benefits.

(a)         Schedule 4.21(a) sets forth a complete and correct list of all Plans. With respect to each Plan, the Company has made available to Parent or its Representatives a true, complete and correct copy, to the extent applicable, of: (i) each writing constituting a part of such Plan and all amendments thereto, including all plan documents, material employee communications, benefit schedules, trust agreements, and insurance contracts and other funding vehicles; (ii) the most recent annual report on Form 5500 and accompanying schedules; (iii) the current summary plan description and any material modifications thereto; (iv) the most recent annual financial and actuarial reports; (v) the most recent determination or advisory letter received by the Company Group from the Internal Revenue Service regarding the tax-qualified status of such Plan; and (vi) the three most recent written results of all required compliance testing.

(b)         None of the Company Group, or any ERISA Affiliate, maintains or contributes to or has, within the six-year period immediately prior to the Closing Date, had any Liability (contingent or otherwise) with respect to: (i) any “multiemployer plan,” as that term is defined in Section 4001 of ERISA; (ii) any “employee benefit plan” subject to Title IV of ERISA or Section 412 of the Code; (iii)   a “multiple employer plan” (within the meaning of the Code or ERISA), (iv) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), or (v) a plan sponsored by a human resources or benefits outsourcing entity, professional employer organization or other similar vendor or provider. No member of the Company Group, or any ERISA Affiliate, has withdrawn at any time since January 1, 2020 from any multiemployer plan or incurred any withdrawal liability which remains unsatisfied, and no events have occurred and, to the Knowledge of the Company, no circumstances exist that could reasonably be expected to result in any such liability to the Company Group with respect to any multiemployer plan.

Annex A-31

(c)         With respect to each Plan that is intended to qualify under Section 401(a) of the Code, such Plan, including its related trust, has received a determination letter (or may rely upon opinion letters in the case of any prototype plans) from the Internal Revenue Service that it is so qualified and that its trust is exempt from Tax under Section 501(a) of the Code, and nothing has occurred with respect to the operation of any such Plan that could reasonably be expected to cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

(d)         There are no pending or, to the Knowledge of the Company, threatened, Actions against or relating to the Plans, the assets of any of the trusts under such Plans or the Plan sponsor or the Plan administrator, or against any fiduciary of any Plan with respect to the operation of such Plan (other than routine benefits claims). No Plan is presently under audit or examination (nor has written notice been received of a potential audit or examination) by any Authority.

(e)         Each Plan has been established, administered, and funded in accordance with its terms and in compliance in all material respects with the applicable provisions of ERISA, the Code, and other applicable Laws. All premiums due or payable with respect to insurance policies funding any Plan have been made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the Company Financial Statements.

(f)          None of the Plans provide retiree health or life insurance benefits, except as may be required by Section 4980B of the Code, Section 601 of ERISA, or any other applicable Law. There has been no violation of the “continuation coverage requirement” of “group health plans” as set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA with respect to any Plan to which such continuation coverage requirements apply.

(g)         Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event): (i) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any current or former employee of the Company Group with respect to any Plan; (ii) increase any benefits otherwise payable under any Plan; (iii) result in the acceleration of the time of payment or vesting of any such compensation or benefits, or (iv) result in the payment of any amount that would, individually or in combination with any other such payment, be an “excess parachute payment” within the meaning of Section 280G of the Code. No Person is entitled to receive any additional payment (including any tax gross-up or other payment) from any member of the Company Group as a result of the imposition of the excise taxes required by Section 4999 of the Code or any taxes required by Section 409A of the Code.

(h)         Each Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is in material documentary compliance with, and has been administered in material compliance with, Section 409A of the Code.

(i)          Each Plan that is subject to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 has been established, maintained, and administered in compliance in all material respects with the requirements thereof.

(j)          Except as set forth on Schedule 4.21(j), no Plan covers any employees outside of the United States.

4.22            Real Property.

(a)         Owned Real Property. As of the Closing, except as set forth on Schedule 4.22, the Company will have good and marketable fee simple title to the owned Real Property free and clear of all Liens, except for Permitted Liens. There are no leases, subleases, licenses, or other agreements entered into by Company granting to any Person the right of use or occupancy of any portion of the owned Real Property, except for those constituting Permitted Liens. The Company has not received written notice of any, violation of or default under (including any condition that with the passage of time or the giving of notice would cause such a violation or default under) any restrictive covenants or contract affecting the owned Real Property. The Company has delivered to Parent true, correct and complete copies of all vesting deeds, title insurance policies and exception documents, surveys, zoning reports and similar reports to the extent in its possession or control. The Company is in exclusive

Annex A-32

possession of all the owned Real Property and has all easements, licenses, permits or other rights required by applicable law for the current use and occupancy of the owned Real Property and as are necessary for the conduct of the business of Company thereon as currently conducted by Company.

(b)         Except as set forth on Schedule 4.22, the Company Group does not own, or otherwise have an interest in, any Real Property, including under any Real Property lease, sublease, space sharing, license, or other occupancy agreement. The Leases are the only Contracts pursuant to which the Company Group leases any Real Property or right in any Real Property. The Company has provided or made available to Parent and Merger Sub accurate and complete copies of all Leases. Each member of the Company Group holds a good and valid leasehold estate in its respective offices described on Schedule 4.22, free and clear of all Liens except for Permitted Liens. No notice from any Person has been received by any member of the Company Group or served upon any member of the Company Group claiming any violation of any local zoning ordinance.

(c)With respect to each Lease: (i) it is valid and binding on and enforceable against the member of the Company Group that is a party to such Lease and, to the Company’s Knowledge, the counterparties thereto, in each case in accordance with its terms and, with respect to enforceability, to the Enforceability Exceptions; (ii) it is in full force and effect; (iii) the applicable member of the Company Group has paid all rents and additional rents and other sums, expenses, and charges due and payable by it thereunder; (iv) the applicable member of the Company Group has been in peaceable possession of the premises leased thereunder since the commencement of the original term thereof; (v) no waiver, indulgence or postponement of the applicable member of the Company Group’s obligations thereunder has been granted by the lessor; (vi) the applicable member(s) of the Company Group has performed all material obligations imposed on it under such Lease and there exist no material default or event of default thereunder by any member of the Company Group or, to the Company’s Knowledge, by any other party thereto; (vii) there exists, to the Company’s Knowledge, no occurrence, condition or act that, with the giving of notice, the lapse of time or the happening of any further event or condition, would reasonably be expected to become a default or event of default by any member of the Company Group thereunder; (viii) to the Knowledge of the Company, there are no outstanding claims of breach or indemnification or notice of default or termination thereunder; (ix) the applicable member of the Company Group has not exercised early termination options, if any, under such Lease; (x) to the Company’s Knowledge, no pending proceeding or order exists against the Company or any other person that would require the repair, alteration or correction of any existing condition of any portion of any leased Real Property, and to the Company’s Knowledge, the Company has not received any written or oral notice from any government body that any of the improvements on the leased Real Property or the Company’s use of the leased Real Property violates any use or occupancy restrictions, any covenant of record or any zoning or building Law; (xi) the leased Real Property comprises all of the real property used in, or otherwise related to, the business conducted by the Company; (xii) there is no condemnation, expropriation or other proceeding in eminent domain, pending or threatened in writing or, to the Company’s Knowledge, orally affecting any leased Real Property or any portion thereof or interest therein; and (xiii) all of the leased Real Property has access to a public road and to all utilities necessary for the operation of the business of the Company as currently conducted. The applicable member of the Company Group holds the leasehold estate established under the Leases free and clear of all Liens, except for Permitted Liens and Liens of mortgagees of the Real Property on which such leasehold estate is located. The Real Property leased by the Company Group is in a state of maintenance and repair in all material respects adequate and suitable for the purposes for which it is presently being used, and, to the Company’s Knowledge, there are no material repair or restoration works likely to be required in connection with such leased Real Property. A member of the Company Group is in physical possession and actual and exclusive occupation of the whole of the leased premises, none of which is subleased or assigned to another Person. No member of the Company Group owes any brokerage commission with respect to any Real Property. With respect to alterations or improvements made by a member of the Company Group that require restoration by it upon the expiration or the earlier termination of the applicable Leases in accordance with the terms of such Leases, the cost of the Company Group’s restoration obligations will not exceed $25,000 in the aggregate.

4.23            Tax Matters. Except as set forth on Schedule 4.23:

(a)         (i) The Company Group has duly and timely filed, taking into account any valid extensions, all income and other material Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes (whether or not shown on such Tax Returns) that have become due; (ii) all such Tax Returns are true, correct, complete and accurate in all material respects; and (iii) no member of the Company Group has requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed.

Annex A-33

(b)         There is no Action pending, or proposed in writing, with respect to Taxes of the Company Group.

(c)         No statute of limitations in respect of the assessment or collection of any Taxes of the Company Group for which a Lien may be imposed on any of the Company Group’s assets has been waived or extended, which waiver or extension is in effect.

(d)         To the Knowledge of the Company, (i) the Company Group has complied in all respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes, (ii) the Company Group has duly and timely withheld or collected, paid over to the applicable Taxing Authority, and (iii) the Company Group has reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the Company Group.

(e)         To the Knowledge of the Company, the Company has (i) properly collected all sales Taxes required to be collected in the time and manner required by applicable Law and remitted all such sales Taxes to the applicable Taxing Authority in the time and in the manner required by applicable Law and (ii) properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or similar transactions as to which it would otherwise have been obligated to collect or withhold Taxes.

(f)          There is no outstanding request for a ruling from any Taxing Authority, request for consent by a Taxing Authority for a change in a method of accounting with respect to the Company Group.

(g)         To the Knowledge of the Company, there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of the Company Group.

(h)         No claim has ever been made in writing by a Taxing Authority in a jurisdiction where the Company Group has not paid any Tax or filed Tax Returns, asserting that the Company Group is or may be subject to Tax in such jurisdiction. To the Knowledge of the Company, the Company Group is not, nor has it ever been, subject to Tax in any country other than the respective countries of incorporation or formation of the Company Group members by virtue of having a permanent establishment or other place of business in that country and the members of the Company Group.

(i)          There is no outstanding power of attorney from the Company Group authorizing anyone to act on behalf of the Company Group in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of the Company Group.

(j)          The Company Group is not, nor has it ever been a party to, any Tax sharing, Tax indemnity or Tax allocation Contract (other than any customary commercial contract entered into in the ordinary course of business the principal purpose of which is not Taxes).

(k)         The Company has not been a member of an “affiliated group” within the meaning of Section 1504(a) of the Code filing a consolidated federal income Tax Return (other than a group that includes, immediately prior to the Closing Date, G3 and other members of the Company Group).

(l)          The Company has no liability for the Taxes of any other Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), (ii) as a transferee or successor, (iii) by contract (other than any customary commercial contract entered into in the ordinary course of business the principal purpose of which is not Taxes) or (iv) otherwise by operation of applicable Law.

(m)        The Company is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(n)         The Company has not disclosed on its Tax Returns any Tax reporting position taken in any Tax Return which could result in the imposition of penalties under Section 6662 of the Code (or any comparable provisions of state, local or non-U.S. Law).

(o)         The Company has not been a party to any “reportable transaction” or “listed transaction” as defined in Section 6707A(c) of the Code and Treasury Regulation Section 1.6011-4(b).

Annex A-34

(p)         No member of the Company Group will be required to include any material item of income or exclude any material item of deduction for any taxable period (or portion thereof) ending on or prior to the Closing Date as a result of: (i) the use of, or change in, a method of accounting with respect to any transaction that occurred on or before the Closing Date; (ii) any closing agreement described in Section 7121 of the Code (or any comparable provisions of state, local or non-U.S. Law); (iii) any installment sale or open sale transaction disposition made in a taxable period (or portion thereof) ending on or prior to the Closing Date; (iv) any prepaid amount received in a taxable period (or portion thereof) ending on or prior to the Closing Date; (v) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any comparable provisions of state, local or non-U.S. Law); (vi) an entity in the Company Group that is a “controlled foreign corporation” (within the meaning of Section 957(a) of the Code) having “subpart F income” (within the meaning of Section 952(a) of the Code) accrued on or before the Closing Date; (vii) “global intangible low-taxed income” of the Company Group within the meaning of Section 951A of the Code (or any comparable provisions of state, local or non-U.S. Law) attributable to any taxable period (or portion thereof) on or before the Closing Date; or (viii) an election made pursuant to Section 965(h) of the Code.

(q)         The unpaid Taxes of the Company Group (i) did not, as of the most recent fiscal month-end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Unaudited Financial Statements and (ii) will not exceed that reserve (as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Return).

(r)          To the Knowledge of the Company, the Company Group has been in compliance in all respects with all applicable transfer pricing laws and legal requirements.

(s)          The Company is not aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying for the Merger Intended Tax Treatment.

(t)          No member of the Company Group has deferred the withholding or remittance of any Applicable Taxes related or attributable to any Applicable Wages for any employees of the Company and shall not defer the withholding or remittance any Applicable Taxes related or attributable to Applicable Wages for any employees of the Company up to and through and including Closing Date, notwithstanding Internal Revenue Service Notice 2020-65 (or any comparable regime for state or local Tax purposes).

4.24            Complete Assets. Except as set forth on Schedule 4.24, the Company Group owns, has the right to use, or has good and valid title to and has full power and right, free and clear of all Liens of any kind or nature all of the assets used in the conduct of the Business as currently conducted.

4.25           Environmental Laws. The Company Group is, and since January 1, 2020, has been in compliance in all material respects with all Environmental Laws, and there are no, and since January 1, 2020 there have not been, any Actions pending or, to the Knowledge of the Company, threatened, against the Company Group alleging any failure to so comply. No member of the Company Group has: (a) received any written notice of any alleged claim, violation of or liability under any Environmental Law or any claim of potential liability with regard to any Hazardous Material; (b) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Material; arranged for the disposal, discharge, storage or release of any Hazardous Material; or exposed any employee or other individual or property to any Hazardous Material; or (c) entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Material Activity. There are no Hazardous Materials in, on or under any properties currently or formerly owned, leased, or used at any time by the Company Group.

4.26            No Finders’ Fees. Except as set forth in Schedule 4.26, there is no investment banker, broker, finder, or other intermediary that has been retained by or is authorized to act on behalf of the Company or any other member the Company Group or any of its respective Affiliates who is entitled to any fee or commission from the Company, any other member of the Company Group, Merger Sub, Parent or any of their respective Affiliates in connection with the transactions contemplated by this Agreement or any of the Additional Agreements.

4.27            Directors and Officers. Schedule 4.27 sets forth a complete and correct list of all directors and officers of each member of the Company Group.

Annex A-35

4.28            Anti-Money Laundering Laws.

(a)The Company Group currently is and, since January 1, 2020, has been, in compliance with applicable Laws in all applicable jurisdictions related to (i) anti-corruption or anti-bribery, including the U.S. Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Anti-Corruption Laws”), (ii) economic sanctions administered, enacted or enforced by any Authority (collectively, “Sanctions Laws”), (iii) export controls, including the U.S. Export Administration Regulations, 15 C.F.R. §§ 730, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Export Control Laws”), (iv) anti-money laundering, including the Money Laundering Control Act of 1986, 18 U.S.C. §§ 1956, 1957, and any other equivalent or comparable Laws of other countries, (v) anti-boycott regulations, as administered by the U.S. Department of Commerce, and (vi) importation of goods, including Laws administered by the U.S. Customs and Border Protection, Title 19 of the U.S.C. and C.F.R., and any other equivalent or comparable Laws of other countries (collectively, “International Trade Control Laws”).

(b)         Neither the Company Group nor, to the Knowledge of the Company, any Representative of the Company Group (acting on behalf of the Company Group), is or is acting under the direction of, on behalf of or for the benefit of a Person that is: (i) the subject of Sanctions Laws or identified on any sanctions or similar lists administered by an Authority, including the U.S. Department of the Treasury’s Specially Designated Nationals List, the U.S. Department of Commerce’s Denied Persons List and Entity List, the U.S. Department of State’s Debarred List, or any similar list enforced by any other relevant Authority, as amended from time to time, or any Person owned or controlled by any of the foregoing (collectively, “Prohibited Party”); (ii) the target of any Sanctions Laws; (iii) located, organized or resident in a country or territory that is, or whose government is, the target of comprehensive trade sanctions under Sanctions Laws, including, as of the date of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria; or (iv) an officer or employee of any Authority or public international organization, or officer of a political party or candidate for political office. Neither the Company Group nor, to the Knowledge of the Company, any Representative of the Company Group (acting on behalf of the Company Group), (A) has participated in any transaction involving a Prohibited Party, or a Person who is the target of any Sanctions Laws, or any country or territory that was during such period or is, or whose government was during such period or is, the target of comprehensive trade sanctions under Sanctions Laws, (B) to the Knowledge of the Company, has exported (including deemed exportation) or re-exported, directly or indirectly, any commodity, software, technology, or services in violation of any applicable Export Control Laws or (C) has participated in any transaction in violation of or connected with any purpose prohibited by Anti-Corruption Laws or any applicable International Trade Control Laws, including support for international terrorism and nuclear, chemical, or biological weapons proliferation.

(c)         The Company has not received written notice of, nor, to the Knowledge of the Company, any of its Representatives is or has been the subject of, any investigation, inquiry or enforcement proceedings by any Authority regarding any offense or alleged offense under Anti-Corruption Laws, Sanctions Laws, Export Control Laws or International Trade Control Laws (including by virtue of having made any disclosure relating to any offense or alleged offense) and, to the Knowledge of the Company, there are no circumstances likely to give rise to any such investigation, inquiry or proceeding.

4.29           Insurance. All liability, property, workers’ compensation, and other insurance policies currently in effect that are owned or held by any member of the Company Group are set forth on Schedule 4.29, and such policies are in full force and effect. All premiums due and payable on such policies as of the date of this Agreement have been paid, and no written notice of cancellation or termination has been received by the applicable member of the Company Group with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation or termination. There is no claim by any member of the Company Group or, to the Company’s Knowledge, any other Person pending under any of such insurance policies as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such policies except as would not reasonably be expected to be material to the Company. There is no existing default or, to the Knowledge of the Company, event that, with or without the passage of time or the giving of notice or both, would constitute noncompliance with, or a default under, any such policy or entitle any insurer to terminate or cancel any such policy. Such policies will not in any way be affected by or terminate or lapse by reason of the transactions contemplated by this Agreement or the Additional Agreements. The insurance policies to which any member of the Company Group is a party are, to the Knowledge of the Company, sufficient for compliance

Annex A-36

with all requirements of all Material Contracts to which it is a party or by which it is bound, and, in light of the nature of the Business and the Company Group’s assets and properties, are, to the Knowledge of the Company, in amounts and have coverage as are carried by Persons engaged in similar business and having similar assets and properties. Since January 1, 2020, no member of the Company Group has been refused any insurance with respect to its assets or operations or had its coverage limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance. The Company Group does not have any self-insurance arrangements. Except as set forth on Schedule 4.29, no fidelity bonds, letters of credit, performance bonds or bid bonds have been issued to or in respect of the Company Group.

4.30            Related Party Transactions. Except as set forth on Schedule 4.30, as contemplated by this Agreement, or as provided in the Company Financial Statements, no Affiliate of the Company Group, current or former director, manager, officer or employee of any Person in the Company Group or any immediate family member or Affiliate of any of the foregoing (a) is a party to any Contract, or has otherwise entered into any transaction, understanding or arrangement, with any member of the Company Group, (b) owns any asset, property or right, tangible or intangible, that is used by any member of the Company Group, or (c) is a borrower or lender, as applicable, under any Indebtedness owed by or to any member of the Company Group since January 1, 2020, other than (i) Contracts with respect to or relating to employment or similar arrangements, including equity compensation awards, that are disclosed on Schedule 4.14(a)(x), and (ii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 6.1(a) or entered into in accordance with Section 6.1(a).

Article V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as disclosed in the Parent SEC Documents filed prior to the date of this Agreement, other than any risk factor disclosures or other similar cautionary or predictive statements therein, Parent and Merger Sub (each sometimes referred to individually as a “Parent Party” and collectively as the “Parent Parties”) hereby represent and warrant to the Company as follows:

5.1              Corporate Existence and Power. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio. Merger Sub is Parent’s only Subsidiary. Each Parent Party has all requisite power and authority, corporate and otherwise, to own, lease or otherwise hold and operate its properties and other assets and to carry on its business as currently conducted. Each Parent Party is duly licensed or qualified to do business and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties or other assets makes such qualification, licensing or good standing necessary, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect in respect of the Parent Parties. Merger Sub does not hold and has not held any material assets or incurred any material liabilities and has not carried on any business activities other than in connection with the Merger.

5.2              Corporate Authorization. Each of the Parent Parties has all requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, in the case of the Merger, subject to receipt of the Parent Stockholder Approval. The execution and delivery by each of the Parent Parties of this Agreement and the Additional Agreements to which it is a party and the consummation by each of the Parent Parties of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of such Parent Party. No other corporate proceedings on the part of such Parent Party are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated by this Agreement (other than, in the case of the Merger, the receipt of the Parent Stockholder Approval) or the Additional Agreements. This Agreement and the Additional Agreements to which such Parent Party is a party have been duly executed and delivered by such Parent Party and, assuming the due authorization, execution and delivery by each of the other parties hereto and thereto (other than a Parent Party), this Agreement and the Additional Agreements to which such Parent Party is a party constitute a legal, valid and binding obligation of such Parent Party, enforceable against such Parent Party in accordance with their respective terms, subject to the Enforceability Exceptions. The approval of the Merger and this Agreement by the affirmative vote of holders of a majority of the then outstanding shares of Parent Common Stock present in person or by proxy

Annex A-37

and entitled to vote at the Parent Stockholder Meeting, assuming a quorum is present, is the only vote of the holders of any of Parent’s capital stock necessary to adopt this Agreement and approve the Merger (the “Parent Stockholder Approval”), and the consummation of the other transactions contemplated hereby and approve the Parent Proposals. The affirmative vote or written consent of the sole stockholder of the Merger Sub is the only vote of the holders of any of Merger Sub’s capital stock necessary to adopt this Agreement and approve the Merger and the consummation of the other transactions contemplated hereby.

5.3              Governmental Authorization. Assuming the accuracy of the representations and warranties of the Company set forth in Section 4.3, none of the execution, delivery or performance of this Agreement or any Additional Agreement by a Parent Party or the consummation by a Parent Party of the transactions contemplated hereby and thereby requires any consent, approval, authorization, Order, license or other action by or in respect of, or registration, declaration or filing with any Authority except for (a) the filing of the Certificate of Merger with the Secretary of State of the State of Ohio, (b) the filing with the SEC of (i) the Proxy Statement and the clearance thereof by the SEC and (ii) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Additional Agreements, or the transactions contemplated hereby or thereby, (c) the filing of a premerger notification and report form by the Company under the HSR Act and the termination of the waiting period required thereunder, or (d) any consent, approval, license, Order or other action, the absence of which would not, individually or in the aggregate, reasonably be expected to be material to Parent or Merger Sub.

5.4              Non-Contravention. The execution, delivery and performance by a Parent Party of this Agreement or the consummation by a Parent Party of the transactions contemplated hereby and thereby do not and will not (a) contravene or conflict with the organizational or constitutive documents of the Parent Parties, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon the Parent Parties, (c) (i) require consent, approval or waiver under, (ii) constitute a default under or breach of (with or without the giving of notice or the passage of time or both), (iii) violate, (iv) give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Parent Parties or to a loss of any material benefit to which any Parent Party is entitled, in the case of each of clauses (i) – (iv), under any provision of any material Contract to which a Parent Party is a party, or (d) result in the creation or imposition of any Lien (except for Permitted Liens) on any Parent Party’s properties, rights or assets, in the cases of clauses (b) through (d), other than as would not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect in respect of the Parent Parties.

5.5              Finders’ Fees. Except as set forth in Schedule 5.5, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Parent Parties or their Affiliates who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

5.6              Issuance of Shares. The Closing Merger Consideration Shares and Earnout Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable.

5.7              Capitalization.

(a)         The authorized capital stock of Parent consists of 111,000,000 shares, consisting of 100,000,000 shares of Parent Class A Common Stock and 10,000,000 shares of Parent Class B Common Stock, and 1,000,000 shares of Parent Preferred Stock. As of the date hereof, there are 12,473,500 shares of Parent Class A Common Stock, 3,162,500 shares of Parent Class B Common Stock (held by the Persons and in the amounts set forth on Schedule 5.7(a)) and no shares of Parent Preferred Stock issued and outstanding. 11,580,000 shares of Parent Class A Common Stock are reserved for issuance upon the exercise of 6,175,000 Parent Warrants and 5,405,000 Parent Private Warrants. No other shares of capital stock or other securities of Parent are issued, reserved for issuance or outstanding. All issued and outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to, and were not issued in violation of, any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, Parent’s organizational documents or any contract to which Parent is a party or by which Parent is bound. Except as set forth in Parent’s organizational documents with respect to the Parent Stockholder Redemptions, there are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of Parent Common Stock or any capital equity of Parent. There are no outstanding contractual obligations of Parent to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

Annex A-38

(b)         Merger Sub is authorized to issue 1,000 shares of common stock, par value $0.001 per share (“Merger Sub Common Stock”), of which 1,000 shares of Merger Sub Common Stock are issued and outstanding as of the date hereof. Parent owns all of the issued and outstanding shares of Merger Sub Common Stock and no other shares of capital stock or other securities of Merger Sub are issued, reserved for issuance or outstanding. All issued and outstanding shares of Merger Sub Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to, and were not issued in violation of, any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Ohio Revised Code, Merger Sub’s organizational documents or any contract to which Merger Sub is a party or by which Merger Sub is bound. There are no outstanding contractual obligations of Merger Sub to repurchase, redeem or otherwise acquire any shares of Merger Sub Common Stock or any equity capital of Merger Sub. There are no outstanding contractual obligations of Merger Sub to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

5.8              Information Supplied. None of the information supplied or to be supplied by the Parent Parties expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to Parent’s stockholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement and the Additional Agreements, if applicable, will, at the date of filing or mailing, at the time of the Parent Stockholder Meeting or at the Effective Time, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Parent or included in the Parent SEC Documents, the Additional Parent SEC Documents, the SEC Statement or any Other Filing).

5.9              Trust Fund. As of the date of this Agreement, Parent has at least $126,717,311 in the trust fund established by Parent for the benefit of its public stockholders (the “Trust Fund”) in a trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (the “Trustee”) located in the United States and such monies are invested in specified U.S. government treasury bills or in specified money market fund and held in trust by the Trustee pursuant to the trust agreement dated as of the date of the Prospectus, between Parent and the Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms, except as may be limited by the Enforceability Exceptions, and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Parent SEC Documents to be inaccurate in any material respect or that would entitle any Person (other than stockholders of Parent holding shares of Parent Class A Common Stock sold in the IPO who shall have elected to redeem their shares of Parent Class A Common Stock pursuant to Parent’s amended and restated certificate of incorporation) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement and Parent’s amended and restated certificate of incorporation. Parent has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the Knowledge of Parent, no event has occurred which, with due notice or lapse of time or both, would reasonably be expected to constitute such a material default thereunder. There are no claims or proceedings pending with respect to the Trust Account.

5.10            Listing. The Parent Class A Common Stock, Parent Warrants and Parent Units, are listed on Nasdaq, with trading tickers “NUBI,” “NUBIW” and “NUBIU”.

5.11            Board Approval.

(a)         By resolutions duly adopted (and not thereafter modified or rescinded) by Parent’s Board of Directors (including any required committee or subgroup of such board), the Board of Directors of Parent has unanimously (i) approved the execution, delivery and performance by Parent and Merger Sub of this Agreement, the Additional Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, including the Merger, on the terms and subject to the conditions set forth herein and therein; (ii) determined that this Agreement, the Additional Agreements to which a Parent Party is a party, and the transactions contemplated hereby and thereby, upon the terms and subject to the conditions set forth herein, are advisable and in the best interests of Parent and Parent’s stockholders; (iii) directed that the Parent Proposals be submitted to Parent’s stockholders for consideration at the Parent Stockholder Meeting, (iv) determined that

Annex A-39

the transactions contemplated hereby constitutes a “Business Combination” as such term is defined in Parent’s amended and restated certificate of incorporation and (v) recommended to Parent’s stockholders to adopt and approve each of the Parent Proposals (“Parent Board Recommendation”).

(b)         By resolutions duly adopted (and not thereafter modified or rescinded) by Merger Sub’s Board of Directors (including any required committee or subgroup of such board), Merger Sub’s Board of Directors has, unanimously (i) approved the execution, delivery and performance by Merger Sub of this Agreement, the Additional Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, including the Merger on the terms and subject to the conditions set forth herein and therein, (ii) declared the advisability of the transactions contemplated by this Agreement, (iii) determined that the transactions contemplated hereby are in the best interests of its sole stockholder and (iv) recommended to Merger Sub’s sole stockholder to adopt this Agreement.

5.12            Parent SEC Documents and Financial Statements.

(a)         Parent has timely filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Parent with the SEC since Parent’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will use commercially reasonable efforts to file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement and prior to the Closing (the “Additional Parent SEC Documents”). Parent has made available to the Company true and complete copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two Business Days prior to the date of this Agreement: (i) Parent’s Quarterly Reports on Form 10-Q for each fiscal quarter of Parent beginning with the first quarter Parent was required to file such a form, (ii) its Form 8-Ks filed since its initial public offering, and (iii) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to the Company pursuant to this Section 5.12(a)) filed by Parent with the SEC since Parent’s formation (the forms, reports, registration statements and other documents referred to in clauses (i) through (iii) above, whether or not available through EDGAR, collectively, the “Parent SEC Documents”).

(b)         Parent SEC Documents were, and the Additional Parent SEC Documents will be, prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder. Parent SEC Documents did not, and the Additional Parent SEC Documents will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any Parent SEC Document or Additional Parent SEC Document has been or is revised or superseded by a later filed Parent SEC Document or Additional Parent SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing does not apply to statements in or omissions in any information supplied or to be supplied by the Company Group expressly for inclusion or incorporation by reference in the SEC Statement or Other Filing.

5.13            Certain Business Practices. Neither Parent nor any Representative of Parent has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any unlawful payment to foreign or domestic government officials, employees or political parties or campaigns, (c) violated any provision of the Foreign Corrupt Practices Act or (d) made any other unlawful payment. Neither Parent nor any director, officer, agent or employee of Parent (nor any Person acting on behalf of any of the foregoing, but solely in his or her capacity as a director, officer, employee or agent of Parent) has, since the IPO, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder Parent or assist Parent in connection with any actual or proposed transaction, which, if not given or continued in the future, would reasonably be expected to (i) adversely affect the business of Parent and (ii) subject Parent to suit or penalty in any private or governmental Action.

5.14            Anti-Money Laundering Laws. The operations of Parent are and have at all times been conducted in compliance with the Money Laundering Laws, and no Action involving Parent with respect to the Money Laundering Laws is pending or, to the Knowledge of Parent, threatened.

Annex A-40

5.15            Affiliate Transactions. Except as described in Parent SEC Documents, there are no transactions, agreements, arrangements or understandings between Parent or any of its subsidiaries, on the one hand, and any of Sponsor or its Affiliates or any director, officer, employee, stockholder, warrant holder or Affiliate of Parent or any of its subsidiaries, on the other hand.

5.16            Litigation. There is no (a) Action pending or, to the Knowledge of Parent, threatened against Parent or any of its subsidiaries or any of its or their respective officers or directors or that affects its or their assets or properties or which, as of the date hereof, in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any Additional Agreement, or (b) Order outstanding against Parent or any of its subsidiaries or that affects its or their assets or properties. Neither Parent nor any of its subsidiaries is party to a settlement or similar agreement regarding any of the matters set forth in the preceding sentence that contains any ongoing obligations, restrictions or liabilities (of any nature) that are material to Parent and its subsidiaries.

5.17            Expenses, Indebtedness and Other Liabilities. Except as set forth in Parent SEC Documents, Parent does not have any Indebtedness, or other liabilities other than payables for expense incurred in connection with the transactions contemplated by this Agreement.

5.18           Contracts. Other than this Agreement, the Ancillary Agreements or any Contracts that are exhibits to the SEC Documents, there are no Contracts to which any of the Parent Parties are a party, which (a) creates or imposes a liability greater than $25,000, (b) may not be cancelled by Parent on less than sixty (60) calendar days’ prior notice without payment of a material penalty or termination fee or (c) prohibits, prevents, restricts or impairs in any material respect any business practice of any of the Parent Parties as its business is currently conducted, any acquisition of material property by the Parent Parties, or restricts in any material respect the ability of the Parent Parties from engaging in business as currently conducted by it or from competing with any other Person (each such contract, a “Parent Material Contract”). All Parent Material Contracts have been made available to the Company

5.19           No Employees. Neither of the Parent Parties (a) have any employees, except as set forth on Schedule 5.19, or (b) maintain, sponsor, contribute to or otherwise have any liability under any employee benefit plans. Neither the execution and delivery of this Agreement or the other Ancillary Agreements nor the consummation of the transactions contemplated by this Agreement will: (a) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due by Parent to any director, officer or employee of Parent; or (b) result in the acceleration of the time of payment or vesting of any such benefits. Other than reimbursement of any out-of-pocket expenses incurred by Parent’s officers and directors in connection with activities on Parent’s behalf in an aggregate amount not in excess of the amount of cash held by Parent outside of the Trust Account, Parent has no unsatisfied material liability with respect to any officer or director.

5.20            Absence of Certain Changes. Since its respective date of formation through the date of this Agreement, neither of the Parent Parties has (a) conducted business other than its formation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial Business Combination as described in the Prospectus (including the investigation of the Company and its Subsidiaries and the negotiation and execution of this Agreement) and related activities and (b) been subject to a Material Adverse Effect. Except as set forth in Parent’s SEC reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since June 30, 2022 through the date of this Agreement, there has not been any action taken or agreed upon by Parent or any of its Subsidiaries that would be prohibited by Section 6.1 if such action were taken on or after the date hereof without the consent of the Company.

5.21            Tax Matters.

(a)         (i) Parent has duly and timely filed, taking into account any valid extensions, all income and other material Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes (whether or not shown on such Tax Returns) that have become due; (ii) all such Tax Returns are true, correct, complete and accurate in all material respects; and (iii) Parent has not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed.

Annex A-41

(b)         There is no Action pending, or proposed in writing, with respect to Taxes of the Parent.

(c)         No statute of limitations in respect of the assessment or collection of any Taxes of Parent for which a Lien may be imposed on any of Parent’s assets has been waived or extended, which waiver or extension is in effect.

(d)         To the Knowledge of Parent, (i) Parent has complied in all respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes, (ii) Parent has duly and timely withheld or collected, paid over to the applicable Taxing Authority, and (iii) Parent has reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by Parent.

(e)         To the Knowledge of Parent, Parent has (i) properly collected all sales Taxes required to be collected in the time and manner required by applicable Law and remitted all such sales Taxes to the applicable Taxing Authority in the time and in the manner required by applicable Law and (ii) properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or similar transactions as to which it would otherwise have been obligated to collect or withhold Taxes.

(f)          There is no outstanding request for a ruling from any Taxing Authority, request for consent by a Taxing Authority for a change in a method of accounting with respect to Parent.

(g)         To the Knowledge of Parent, there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of Parent.

(h)         No claim has ever been made in writing by a Taxing Authority in a jurisdiction where Parent has not paid any Tax or filed Tax Returns, asserting that Parent is or may be subject to Tax in such jurisdiction. To the Knowledge of Parent, Parent is not, nor has it ever been, subject to Tax in any country other than the respective countries of incorporation or formation of Parent by virtue of having a permanent establishment or other place of business in that country.

(i)          There is no outstanding power of attorney from Parent authorizing anyone to act on behalf of Parent in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of Parent.

(j)          Parent is not, nor has it ever been a party to, any Tax sharing, Tax indemnity or Tax allocation Contract (other than any customary commercial contract entered into in the ordinary course of business the principal purpose of which is not Taxes).

(k)         Parent has not been a member of an “affiliated group” within the meaning of Section 1504(a) of the Code filing a consolidated federal income Tax Return.

(l)          Parent has no liability for the Taxes of any other Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), (ii) as a transferee or successor, (iii) by contract (other than any customary commercial contract entered into in the ordinary course of business the principal purpose of which is not Taxes) or (iv) otherwise by operation of applicable Law.

(m)        Parent is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(n)         The Parent has not disclosed on its Tax Returns any Tax reporting position taken in any Tax Return which could result in the imposition of penalties under Section 6662 of the Code (or any comparable provisions of state, local or non-U.S. Law).

(o)         Partner has not been a party to any “reportable transaction” or “listed transaction” as defined in Section 6707A(c) of the Code and Treasury Regulation Section 1.6011-4(b).

(p)         Parent will not be required to include any material item of income or exclude any material item of deduction for any taxable period (or portion thereof) ending on or prior to the Closing Date as a result of: (i) the use of, or change in, a method of accounting with respect to any transaction that occurred on or before the Closing Date; (ii) any closing agreement described in Section 7121 of the Code (or any comparable provisions of state, local or non-U.S. Law); (iii) any installment sale or open sale transaction disposition made

Annex A-42

in a taxable period (or portion thereof) ending on or prior to the Closing Date; (iv) any prepaid amount received in a taxable period (or portion thereof) ending on or prior to the Closing Date; (v) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any comparable provisions of state, local or non-U.S. Law); (vi) Parent having “subpart F income” (within the meaning of Section 952(a) of the Code) accrued on or before the Closing Date; (vii) “global intangible low-taxed income” of Parent within the meaning of Section 951A of the Code (or any comparable provisions of state, local or non-U.S. Law) attributable to any taxable period (or portion thereof) on or before the Closing Date; or (viii) an election made pursuant to Section 965(h) of the Code.

(q)         The unpaid Taxes of Parent (i) did not, as of the most recent fiscal month-end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements of Parent and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Parent in filing its Tax Return.

(r)          To the Knowledge of Parent, Parent has been in compliance in all respects with all applicable transfer pricing laws and legal requirements.

(s)          Parent has not deferred the withholding or remittance of any Applicable Taxes related or attributable to any Applicable Wages for any employees of Parent and shall not defer the withholding or remittance any Applicable Taxes related or attributable to Applicable Wages for any employees of Parent up to and through and including Closing Date, notwithstanding Internal Revenue Service Notice 2020-65 (or any comparable regime for state or local Tax purposes).

(t)          Parent is not aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying for the Merger Intended Tax Treatment.

(u)         Merger Sub is a newly-formed, wholly-owned subsidiary of Parent that was created for the sole purpose of facilitating the Merger. Merger Sub has not conducted and is not conducting any business activities, and has had no assets prior to the Effective Time (other than nominal assets contributed upon the formation of Merger Sub. Prior to the Effective Time, Parent owns all of the equity interests of Merger Sub, and other than the said equity interests, there are no outstanding obligations regarding the Merger Sub’s securities (including without limitations, with respect to any options, warrants, debentures and/or any other commitments and/or contingencies in connection with the Merger Sub’s security interests).

(v)         Neither Parent nor Merger Sub is an investment company as defined in (i) Sections 368(a)(2)(F)(iii) and (iv) of the Code and the Treasury Regulations promulgated thereunder or (ii) Section 351(e) of the Code and the Treasury Regulations promulgated thereunder.

(w)        Neither Parent nor Merger Sub is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(x)         All Parent Common Stock exchanged in the Merger for Company Common Stock will be voting stock.

Article VI
COVENANTS OF THE PARTIES PENDING CLOSING

6.1              Conduct of the Business. Each of the Company and Parent covenants and agrees that:

(a)         Except as expressly contemplated by this Agreement or the Additional Agreements, as required in connection with the Restructuring, as required by applicable Law, as set forth on Schedule 6.1(a), or as consented to in writing (which shall not be unreasonably conditioned, withheld or delayed) by Parent, with respect to any deviation by the Company, or the Company, with respect to any deviation by Parent or Merger Sub, from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms (the “Interim Period”), each party shall (i) conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, (ii) duly and timely file all Tax Returns required to be filed (or obtain a permitted extension with respect thereto) with the applicable Taxing Authorities and pay any and all Taxes due and payable during such time period, (iii) duly

Annex A-43

observe and comply with all applicable Law and Orders, and (iv) use its commercially reasonable efforts to preserve intact its business organization, assets, Permits, properties, and material business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties.

(b)         Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement or the Additional Agreements, as required in connection with the Restructuring, as required by applicable Law, or as set forth on Schedule 6.1(b), during the Interim Period, without the other party’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), neither the Company nor Parent shall, or permit its Subsidiaries to:

(i)          amend, modify, or supplement its articles of incorporation or bylaws or other organizational or governing documents except as contemplated hereby, or engage in any reorganization, reclassification, liquidation, dissolution, or similar transaction;

(ii)         amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under, (A) in the case of the Company, any Material Contract, or (B) in the case of Parent, any material contract, agreement, lease, license, or other right or asset of Parent;

(iii)        other than in the ordinary course of business, modify, amend, or enter into any contract, agreement, lease, license, or commitment, including for capital expenditures, that extends for a term of one year or more or obligates the payment by the Company or Parent, as applicable, of more than $200,000 (individually or in the aggregate);

(iv)        make any capital expenditures in excess of $500,000 (individually or in the aggregate);

(v)         sell, lease, license or otherwise dispose of any of its material assets, except pursuant to existing contracts or commitments disclosed herein or in the ordinary course of business;

(vi)        sell, exclusively license, abandon, permit to lapse, assign, transfer, or otherwise dispose of any Company Owned IP;

(vii)       fail to use all commercially reasonable efforts to prevent any material Registered Owned IP from becoming abandoned or expire, or intentionally fail to make an annuity or maintenance fee payment or file any necessary paper or action to maintain such rights;

(viii)      (A) pay, declare, promise to pay or set aside any dividends, distributions or other amounts with respect to its capital stock or other equity securities; (B) pay, declare or promise to pay any other amount to any stockholder or other equity holder in its capacity as such; or (C) amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;

(ix)        (A) make any loan, advance or capital contribution to, or guarantee for the benefit of, any Person; (B) incur any Indebtedness in excess of $50,000 including drawings under the lines of credit, if any, other than (1) loans evidenced by promissory notes made to Parent as working capital advances as described in the Prospectus and (2) intercompany Indebtedness; or (C) repay or satisfy any Indebtedness, other than the repayment of Indebtedness in accordance with the terms thereof;

(x)         suffer or incur any Lien, except for Permitted Liens and Liens on Indebtedness permitted under clause (ix) above, on its assets;

(xi)        delay, accelerate or cancel, or waive any material right with respect to, any receivables or Indebtedness owed to it, or write off or make reserves against the same (other than, in the case of the Company, in the ordinary course of business);

(xii)       merge or consolidate or enter a similar transaction with, or acquire all or substantially all of the assets or business of, any other Person, make any material investment in any Person, or be acquired by any other Person;

Annex A-44

(xiii)      terminate or allow to lapse any insurance policy protecting any of the Company Group’s or Parent’s, as applicable, assets, unless simultaneously with such termination or lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the terminated or lapsed policy for substantially similar premiums or less is in full force and effect;

(xiv)      adopt any severance, retention, or other employee benefit plan or fail to continue to make timely contributions to each such plan in accordance with the terms thereof;

(xv)       institute, settle or agree to settle any Action before any Authority, in each case in excess of $250,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;

(xvi)      except as required by U.S. GAAP, make any material change in its accounting principles, methods or practices or write down the value of its assets;

(xvii)     change its principal place of business or jurisdiction of organization;

(xviii)    issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities, other than any Parent Stockholder Redemptions by its public stockholders as contemplated by Section 6.5(f);

(xix)      (A) make, change, or revoke any material Tax election; (B) change any method of accounting other than as required under U.S. GAAP or Public Company Accounting Oversight Board rules or requirements; (C) settle or compromise any material claim, notice, audit report or assessment in respect of Taxes; (D) enter into any Tax allocation, Tax sharing, Tax indemnity or other closing agreement relating to any Taxes; or (E) surrender or forfeit any right to claim a Tax refund;

(xx)       enter into any transaction with or distribute or advance any material assets or property to any of its Affiliates, other than the payment of salary and benefits in the ordinary course;

(xxi)      other than as required by a Plan (A) increase or change the compensation or benefits of any employee or service provider, (B) accelerate the vesting or payment of any compensation or benefits of any employee or service provider, (C) enter into, amend or terminate any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (D) fund any payments or benefits that are payable or to be provided under any Plan, (E) make any loan to any present or former employee or other individual service provider, other than advancement of expenses in the ordinary course of business consistent with past practices, or (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union or labor organization;

(xxii)     fail to duly observe and conform to any applicable Laws and Orders;

(xxiii)    authorize, recommend, propose, or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization, or similar transaction involving it or any Subsidiary; or

(xxiv)    enter into any agreement or otherwise agree or commit to take, or cause to be taken, any of the actions set forth in this Section 6.1(b).

(c)         Neither party shall (i) take or agree to take any action with the intent to cause any representation or warranty of such party to be inaccurate or misleading in any respect at, or as of any time prior to, the Closing Date, or (ii) omit to take, or agree to omit to take, any action with the intent to cause any such representation or warranty to be inaccurate or misleading in any respect at any such time.

(d)         Notwithstanding the foregoing, the Company and Parent and their respective Subsidiaries shall be permitted to take any and all actions required to comply in all material respects with the quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or another Law, directive, guidelines or recommendations by any governmental authority (including the Centers

Annex A-45

for Disease Control and Prevention and the World Health Organization) in each case in connection with, related to or in response to COVID-19, including the CARES Act or any changes thereto, or any future epidemics, pandemics, or similar health emergencies.

6.2              Exclusivity.

(a)Subject to Section 6.2(b), during the Interim Period, neither the Company, on the one hand, nor Parent, on the other hand, shall, and such Persons shall cause each of their respective Representatives not to, without the prior written consent of the other (which consent may be withheld in the sole and absolute discretion of the party asked to provide consent), directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any contract or agreement related to any Alternative Transaction. Immediately following the execution of this Agreement, the Company, on the one hand, and Parent, on the other hand, shall, and shall cause each of their Representatives, to terminate any existing discussion or negotiations with any Persons other than the Company or Parent, as applicable, concerning any Alternative Transaction. Each of the Company and Parent shall be responsible for any acts or omissions of any of its respective Representatives that, if they were the acts or omissions of the Company or Parent, as applicable, would be deemed a breach of such party’s obligations hereunder (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy the Company or Parent, as applicable, may have against such Representatives with respect to any such acts or omissions). For purposes of this Agreement, the term “Alternative Transaction” means any of the following transactions involving the Company or Parent or their respective Subsidiaries (other than the transactions contemplated by this Agreement or the Additional Agreements): (A) any merger, consolidation, share exchange, business combination or other similar transaction; (B) any sale, lease, exchange, transfer or other disposition of all or a material portion of the assets of such Person or any capital stock or other Equity Interests of such party or its Subsidiaries in a single transaction or series of transactions; and (C) any purchase, lease, exchange, transfer or other acquisition of (1) all or a material portion of the assets of any Person by the Company or Parent or their respective Subsidiaries or (2) any capital stock or other Equity Interests of any Person by the Company or Parent or their respective Subsidiaries, in each case, in a single transaction or series of transactions. Notwithstanding the foregoing, nothing in this Section 6.2 shall prohibit the G3 Group from any activity or Alternative Transaction involving the Graphene Business.

(b)         In the event that there is an unsolicited proposal for, or an indication of interest in entering into, an Alternative Transaction, communicated in writing to the Company or Parent or any of their respective Representatives (each, an “Alternative Proposal”), such party shall as promptly as practicable (and in any event within one Business Day after receipt thereof) advise the other parties to this Agreement, orally and in writing, of such Alternative Proposal and the material terms and conditions thereof (including any changes thereto) and the identity of the Person making any such Alternative Proposal. The Company and Parent shall keep each other informed on a reasonably current basis of material developments with respect to any such Alternative Proposal. As used herein with respect to Parent, the term “Alternative Proposal” shall not include the receipt by Parent of any unsolicited communications (including the receipt of draft non-disclosure agreements) in the ordinary course of business inquiring as to Parent’s interest in a potential target for a business combination; provided, however, that Parent shall inform the Person initiating such communication of the existence of this Agreement and its obligations under this Section 6.2.

6.3              Access to Information. During the Interim Period, each of the Company and Parent shall, and shall direct their Subsidiaries to, upon reasonable advance written notice, provide, or cause to be provided, to the other and their authorized Representatives during normal business hours reasonable access to their offices, properties and Books and Records, in a manner so as to not interfere with their normal business operations. Notwithstanding the foregoing, neither Parent or Merger Sub, on the one hand, or any member of the Company Group, on the other hand, shall be required to provide to the other or any of its authorized Representatives any information (i) if and to the extent doing so would (A) violate any applicable Law, including any Data Protection Law, (B) result in the disclosure of any trade secrets of third parties in breach of any contract or other agreement with such third party, (C) violate any legally-binding obligation with respect to confidentiality, non-disclosure. or privacy, or (D) jeopardize protections afforded under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), the Company or Parent shall, and shall cause their Subsidiaries to, use their commercially

Annex A-46

reasonable efforts to (1) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, contract, agreement, obligation or Law and (2) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if any member of the Company Group, on the one hand, and any Parent Party or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that, in the case of clause (i) or (ii), the withholding party shall provide to the other prompt written notice of the withholding of access or information on any such basis.

6.4              Notices of Certain Events. During the Interim Period, each of Parent and the Company shall promptly notify the other of:

(a)         any notice from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of the Company (or Parent Parties, post-Closing) to any such Person or create any Lien on any of the Company Group’s or Parent’s assets;

(b)         any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c)         any Actions commenced or, to the Knowledge of Parent or the Company, as applicable, threatened, relating to or involving or otherwise affecting either party or any of their stockholders or their equity, assets, or business or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d)         the occurrence of any fact or circumstance that constitutes or results, or would reasonably be expected to constitute or result in, a Material Adverse Effect; and

(e)         any inaccuracy of any representation or warranty of such party contained in this Agreement, or any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, that would reasonably be expected to cause any of the conditions set forth in Article IX not to be satisfied by the Closing; provided, however, that no such notification or failure to provide such notification pursuant to clause (d) or clause (e) of this Section 6.4 shall affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement, and a failure to comply with clause (d) or clause (e) of this Section 6.4 shall not, of itself, cause the condition stated in Section 9.2(a) or Section 9.3(a), as the case may be, to fail to be satisfied.

6.5              Cooperation with Proxy Statement; Other Filings.

(a)         The Company shall promptly provide to Parent such information concerning the Company Group, G3 and the G3 Securityholders as is either required by the federal securities Laws or reasonably requested by Parent for inclusion in the Proxy Statement. Promptly after the receipt by Parent from the Company of all such information, Parent shall prepare and file with the SEC, and with all other applicable regulatory bodies, a proxy statement (the “Proxy Statement”) for the purpose of soliciting proxies from holders of Parent Common Stock sufficient to obtain Parent Stockholder Approval at a meeting of holders of Parent Common Stock to be called and held for such purpose (the “Parent Stockholder Meeting”).

(b)         Parent: (i) shall permit the Company and its counsel to review and comment on the Proxy Statement and any amendments or supplements thereto (or other related documents) at a reasonable time prior to the filing except to the extent not legally permissible; (ii) shall consider any such comments reasonably and in good faith; and (iii) shall not file the Proxy Statement or any amendment or supplement thereto without giving reasonable and good faith consideration to the comments of the Company. As promptly as practicable after receipt thereof, Parent shall provide to the Company and its counsel notice and a copy of all correspondence (or, to the extent such correspondence is oral, a summary thereof), including any comments from the SEC or its staff, between Parent or any of its Representatives, on the one hand, and the SEC or its staff or other government officials, on the other hand, with respect to the Proxy Statement and, in each case, shall consult reasonably and in good faith with the Company and its counsel concerning any such correspondence. Parent shall not file any response letters to any comments from the SEC without consulting reasonably and in good faith with the

Annex A-47

Company except to the extent not practicable or legally permissible. Parent will advise the Company, promptly after it receives notice thereof, of the time when the Proxy Statement or any amendment or supplement thereto has been filed with the SEC and the time when Proxy Statement is cleared by the SEC.

(c)         As soon as practicable following the date on which the Proxy Statement is cleared (the “Proxy Statement Clearance Date”), Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Parent Stockholder Meeting to be held on a date no later than 45 days after the Proxy Statement Clearance Date in accordance with its organizational documents and the laws of the State of Delaware and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby and the other matters presented to the Parent Stockholders for approval or adoption at the Parent Stockholder Meeting.

(d)Parent and the Company shall comply with all applicable provisions of and rules under the Securities Act, the Exchange Act, and all applicable Laws of the State of Delaware and the State of Ohio, and Nasdaq rules, in the preparation, filing and distribution of the Proxy Statement (or any amendment or supplement thereto), as applicable, the solicitation of proxies pursuant to the Proxy Statement and the calling and holding of the Parent Stockholder Meeting. Without limiting the foregoing, Parent shall use its reasonable best efforts to ensure that the Proxy Statement, on the date it is first distributed to Parent Stockholders and on the date of the Parent Stockholder Meeting, (i) complies in all material respects with the applicable rules and regulations promulgated by the SEC and (ii) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided, that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company (or any other information) that is furnished by the Company expressly for inclusion in the Proxy Statement). The Company shall use its reasonable best efforts to ensure that the information relating to the Company that has been supplied by the Company for inclusion in the Proxy Statement, (i) complies in all material respects with the applicable provisions of the Securities Act, the Exchange Act, and the rules and regulations thereunder and (ii) on the date that the Proxy Statement (or any amendment or supplement thereto) is first distributed to Parent Stockholders or on the date of the Parent Stockholder Meeting, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time, a change in the information relating to the Company or any other information furnished by Parent, Merger Sub or the Company for inclusion in the Proxy Statement that would make the preceding sentence incorrect should be discovered by Parent, Merger Sub or the Company, as applicable, such party shall promptly notify the other parties of such change or discovery and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to Parent’s and the Company’s stockholders. In connection therewith, Parent, Merger Sub and the Company shall instruct their respective employees, counsel, financial advisors, auditors and other authorized Representatives to reasonably cooperate with Parent as relevant if required to achieve the foregoing.

(e)In accordance with Parent’s amended and restated certificate of incorporation and applicable securities laws, rules and regulations, including the DGCL and rules and regulations of Nasdaq, in the Proxy Statement, Parent shall seek from the holders of Parent Capital Stock the approval of the following proposals: (i) the Parent Stockholder Approval; (ii) adoption and approval of the second amended and restated certificate of incorporation of Parent in the form attached hereto as Exhibit G, including the change of the name of Parent to such name as shall be designated by the Company and Parent (the “Amended Parent Charter”); (iii) the issuance of the Parent Class A Common Stock pursuant to Section 3.1 of this Agreement; (iv) the approval and election of the members of the Board of Directors of Parent immediately after the Closing (as contemplated by Section 2.7); (v) without limiting the generality of items (iii) and (iv) above, the approval of the issuance of more than 20% of the issued and outstanding shares of Parent Class A Common Stock to G3 and Arbor Lake Capital in connection with the Merger and/or the Financing Agreements, in each case under applicable Nasdaq rules; (vi) approval and adoption of the Equity Plan; (vii) approval to adjourn the Parent Stockholder Meeting, if necessary; and (viii) approval to obtain any and all other approvals necessary to effect the consummation of the Merger as reasonably determined by the Company and Parent (the proposals set forth in the foregoing clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (ix), collectively, the “Required Parent Proposals” and, together with the proposal set forth in the foregoing clause (viii), the “Parent Proposals”).

Annex A-48

(f)Parent, with the assistance of the Company, shall use its reasonable best efforts to promptly respond to any comments from the SEC or its staff with respect to the Proxy Statement and have the Proxy Statement cleared under the Securities Act as promptly as reasonably practicable after it is filed with the SEC. As soon as practicable after clearance of the Proxy Statement by the SEC, Parent shall cause the Proxy Statement to be disseminated to holders of Parent Common Stock. The Offer Documents shall provide the public stockholders of Parent with the opportunity to redeem all or a portion of their public shares of Parent Class A Common Stock, all in accordance with and as required by Parent’s amended and restated certificate of incorporation, the Trust Agreement, applicable Law and any applicable rules and regulations of the SEC. Parent shall call and hold the Parent Stockholder Meeting as promptly as practicable after the Proxy Statement is cleared for the purpose of seeking the approval of each of the Parent Proposals, and Parent shall consult in good faith with the Company with respect to the date on which such meeting is to be held. Parent shall use reasonable best efforts to solicit from its stockholders proxies in favor of the approval of the Required Parent Proposals and the other Parent Proposal. Parent’s Board of Directors shall include the Parent Board Recommendation in the Proxy Statement and shall recommend that the Parent Stockholders vote in favor of the Parent Proposals and neither Parent’s Board of Directors, nor any committee thereof, shall withhold, withdraw, amend, modify, change or propose or resolve to withhold, withdraw, amend, modify or change, in each case in a manner adverse to the Company, the Parent Board Recommendation. If on the date for which the Parent Stockholder Meeting is scheduled (including any postponed or adjourned date), Parent has not received proxies representing a sufficient number of shares to obtain the Parent Stockholder Approval, whether or not a quorum is present, Parent shall make one or more successive postponements or adjournments of the Parent Stockholder Meeting, each such postponement or adjournment to be no more than 10 Business Days, and shall continue to use its reasonable best efforts to solicit from its stockholders proxies in favor of the Required Parent Proposals and the other Parent Proposal; provided that, without the consent of the Company, Parent shall not postpone or adjourn the Parent Stockholder Meeting to a date later than the Closing Date.

(g)         The Company acknowledges that a substantial portion of the Proxy Statement shall include disclosure regarding the Company and its management, operations and financial condition. Accordingly, the Company agrees to as promptly as reasonably practical provide Parent with such information as shall be requested by Parent for inclusion in or attachment to the Proxy Statement, and shall use its reasonable best efforts to ensure that such information is accurate in all material respects and complies as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company understands that such information shall be included in the Proxy Statement or responses to comments from the SEC or its staff in connection therewith.

(h)         Notwithstanding anything else to the contrary in this Agreement or any Additional Agreements, each of Parent and the Company may make any public filing with respect to the Merger, this Agreement, or the Additional Agreements to the extent required by applicable Law, provided that (i) prior to making any filing that includes information regarding the Company Group, Parent shall provide a copy of the filing to the Company and permit the Company to make revisions to protect confidential or proprietary information of the Company Group, and (ii) prior to making any filing that includes information regarding the Parent Parties, the Company shall provide a copy of the filing to Parent and permit Parent to make revisions to protect confidential or proprietary information of the Parent Parties.

(i)          Prior to the date when the Proxy Statement is cleared, each of Parent and the Company shall use its commercially reasonable efforts to take all or any action required under any applicable federal or state securities Laws in connection with the issuance of the Parent Class A Common Stock pursuant to this Agreement. Each of Parent and the Company also agrees to use its commercially reasonable efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated hereby, and the Company shall furnish all information concerning the Company, G3 or the G3 Securityholders as may be reasonably requested by Parent in connection with any such action.

(j)          In connection with the preparation and filing of the Proxy Statement and any amendments thereto, the Company shall reasonably cooperate with Parent and shall make its directors, officers and appropriate senior employees reasonably available to Parent and its counsel in connection with the drafting of the Proxy Statement, and responding in a timely manner to comments from the SEC or its staff thereon.

Annex A-49

(k)         Parent and the Company shall mutually agree upon and issue a press release announcing the effectiveness of this Agreement. Parent and the Company shall cooperate in good faith with respect to the prompt preparation of such press release, and, as promptly as practicable after the effective date of this Agreement (but in any event within four (4) Business Days thereafter), Parent shall file with the SEC, with cooperation and following consultation from the Company, a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement as of its effective date. Prior to the Closing, Parent and the Company shall mutually agree upon and prepare the press release announcing the consummation of the transactions contemplated by this Agreement. Concurrently with or promptly after the Closing, Parent shall issue such press release. Parent and the Company shall cooperate in good faith with respect to the preparation of such press release, and, at least five (5) days prior to the Closing, Parent shall prepare, with cooperation and consultation from the Company, a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the required pro forma financial statements and the historical financial statements prepared by the Company and its accountant. Concurrently with the Closing, or as soon as practicable (but in any event within four (4) Business Days) thereafter, Parent shall file such Form 8-K with the SEC.

6.6              Commercially Reasonable Efforts; Further Assurances; Governmental Consents.

(a)         Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable, or as reasonably requested by the other parties, to consummate and make effective as promptly as is reasonably practicable the transactions contemplated by this Agreement, including using its reasonable best efforts to (i) obtain all necessary actions, nonactions, waivers, consents, approvals, authorizations, Orders, or other actions from all applicable Authorities prior to the Effective Time, (ii) avoid an Action by any Authority, and (iii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement.

(b)Subject to applicable Law, each of the Company and Parent agrees to (i) reasonably cooperate and consult with the other regarding obtaining and making all notifications and filings with Authorities, (ii) furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any notifications or filings, (iii) keep the other reasonably apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notices and other communications received by such party from, or given by such party to, any third party or any Authority with respect to such transactions, (iv) permit the other party to review and incorporate the other party’s reasonable comments in any communication to be given by it to any Authority with respect to any filings required to be made with, or action or nonactions, consents, approvals, authorizations, Orders, waivers, expirations or terminations of waiting periods, clearances, consents or orders required to be obtained from, such Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, and (v) to the extent reasonably practicable, consult with the other in advance of and not participate in any meeting or discussion relating to the transactions contemplated by this Agreement, either in person or by telephone, with any Authority in connection with the proposed transactions unless it gives the other party the opportunity to attend and observe; provided, however, that, in each of clauses (iii) and (iv) above, that materials may be redacted (A) to remove references concerning the valuation of such party and its Affiliates, (B) as necessary to comply with contractual arrangements or applicable Laws, and (C) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.

(c)         Without limiting the generality of the foregoing, each of the Company and Parent agrees, to the extent required by the HSR Act, to file or cause to be filed with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the transactions contemplated by this Agreement, and to promptly comply with or cause to be complied with any requests by such Governmental Authorities for additional information concerning the transactions contemplated by this Agreement, in each case so that the initial thirty (30) day waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. The Company and Parent will coordinate and cooperate with one another in exchanging such information and providing such assistance as the other party may reasonably request in connection with the foregoing. To the extent available as of the time of filing, each party agrees to request, and to cooperate with the other party in requesting, early termination of any applicable waiting

Annex A-50

period under the HSR Act. The Company, on the one hand, and Parent, on the other, shall be responsible for and pay one-half (1/2) of the filing fees payable to the Governmental Authorities in connection with the transactions contemplated by this Agreement at the time of any such filing.

(d)During the Interim Period, Parent, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any stockholder demands or other stockholder Action (including derivative claims) relating to this Agreement, any of the Additional Agreements or any matters relating thereto commenced against Parent, any of the Parent Parties or any of its or their respective Representatives in their capacity as a representative of a Parent Party or against any member of the Company Group, as applicable (collectively, the “Transaction Litigation”). Parent shall control the negotiation, defense and settlement of any such Transaction Litigation brought against Parent, the Merger Sub or members of the boards of directors of Parent or Merger Sub and the Company shall control the negotiation, defense and settlement of any such Transaction Litigation brought against any member of the Company Group or the members of their boards of directors; provided, however, that in no event shall the Company or Parent settle, compromise or come to any arrangement with respect to any Transaction Litigation, or agree to do the same, without the prior written consent of the other (not to be unreasonably withheld, conditioned or delayed); provided, that it shall be deemed to be reasonable for Parent (if the Company is controlling the Transaction Litigation) or the Company (if Parent is controlling the Transaction Litigation) to withhold, condition or delay its consent if any such settlement or compromise (i) does not provide for a legally binding, full, unconditional and irrevocable release of each Parent Party (if the Company is controlling the Transaction Litigation) or the Company and its Subsidiaries and related parties (if Parent is controlling the Transaction Litigation) and its respective Representative that is the subject of such Transaction Litigation, (ii) provides for any non-monetary, injunctive, equitable or similar relief against any Parent Party (if the Company is controlling the Transaction Litigation) or the Company and its Subsidiaries and related parties (if Parent is controlling the Transaction Litigation) or (iii) contains an admission of wrongdoing or Liability by a Parent Party (if the Company is controlling the Transaction Litigation) or the Company and its Subsidiaries and related parties (if the Parent is controlling the Transaction Litigation) and its respective Representative that is the subject of such Transaction Litigation. Parent and the Company shall each (A) keep the other reasonably informed regarding any Transaction Litigation (to the extent such action would not jeopardize an attorney-client privilege or the attorney work product doctrine), (B) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (C) consider in good faith the other’s advice with respect to any such Transaction Litigation, and (D) reasonably cooperate with each other including with respect to the defense, settlement, and compromise of any such Transaction Litigation.

6.7              Nasdaq Listing Requirements. From the date hereof through the Closing, Parent shall ensure that Parent remains listed on Nasdaq as a public company, and that Parent Common Stock remains listed, on Nasdaq. As of the Closing and continuing through the period that is 36 months following the Closing, Parent shall use reasonable best efforts to ensure that Parent is listed as a public company, and that shares of Parent Common Stock are listed on Nasdaq.

6.8              Directors’ and Officers’ Indemnification and Liability Insurance.

(a)         All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of the Company or its Subsidiaries or the Parent Parties and Persons who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of the Company or its Subsidiaries or the Parent Parties, as provided in their respective organizational documents or in any indemnification agreements shall survive the Merger and shall continue in full force and effect in accordance with their terms. For a period of six years after the Effective Time, Parent shall cause the organizational documents of Parent and the Surviving Corporation and their respective Subsidiaries to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses than are set forth as of the date of this Agreement in the organizational documents of, with respect to Parent, Parent, and with respect to the Surviving Corporation and its Subsidiaries, the Company and its Subsidiaries, as applicable, to the extent permitted by applicable Law.

Annex A-51

(b)         Prior to the Closing, Parent and the Company shall reasonably cooperate in order to obtain directors’ and officers’ liability insurance for Parent and the Company that shall be effective as of Closing and will cover (i) those Persons who were directors and officers of the Company prior to the Closing and (ii) those Persons who will be the directors and officers of Parent and its Subsidiaries (including the Surviving Corporation after the Effective Time) at and after the Closing on terms not less favorable than the better of (x) the terms of the current directors’ and officers’ liability insurance in place for the Company’s directors and officers and (y) the terms of a typical directors’ and officers’ liability insurance policy for a company whose equity is listed on Nasdaq which policy has a scope and amount of coverage that is reasonably appropriate for a company of similar characteristics (including the line of business and revenues) as the Company.

(c)         The provisions of this Section 6.8 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of the Company or Parent for all periods ending on or before the Closing Date and may not be changed with respect to any officer or director without his or her written consent.

(d)         Prior to the Effective Time, the Company shall obtain a six year prepaid “tail” policy for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ liability insurance policies, for claims reporting or discovery period of six years from and after the Effective Time, on terms and conditions providing coverage retentions, limits and other material terms (other than premiums payable) substantially equivalent to the current policies of directors’ and officers’ liability insurance maintained by the Company with respect to matters arising on or before the Effective Time, covering without limitation the transactions contemplated hereby. The costs of the policy obtained under this Section 6.8(d), subject to the Closing, will be paid pursuant to Section 11.5.

(e)         Notwithstanding anything contained in this Agreement to the contrary, this Section 6.8 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of the Parent and the Surviving Corporation. In the event that Parent or the Surviving Corporation or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Parent or the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 6.8.

(f)          Parent shall maintain customary D&O insurance on behalf of any Person who is or was a director or officer of the Parent (at any time, including prior to the date hereof) against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as such, whether or not the Parent would have the power to indemnify such Person against such liability under the provisions of the Parent Certificate of Incorporation, the Parent Bylaws or Section 145 of the DGCL or any other provision of Law.

(g)         Parent shall obtain and deliver to the Company resignations executed by each director and officer of Parent in office immediately prior to the Effective Time, such resignations to be effective as of immediately prior to the Effective Time.

6.9              Confidentiality. Except as necessary to complete the SEC Statement or any Other Filings, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall comply with the Confidentiality Agreement.

6.10            Publicity. None of Parent and/or Merger Sub, on the one hand, and the Company, on the other hand, shall, nor authorize any of their respective Representatives to, issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of, with respect to the Company, Parent and, with respect to Parent or Merger Sub, the Company, which consent shall not be unreasonably delayed or withheld; provided, however, that each party may make any such announcement or other communication (a) if such announcement or other communication is required by applicable Law or applicable stock exchange rules, in which case the disclosing party and its Representatives shall use reasonable best efforts to consult with the Company, if the disclosing party is a Parent Party, or Parent, if the disclosing party is the Company, to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, (b) to the extent such announcements

Annex A-52

or other communications contain only information previously disclosed in a public statement, press release, or other communication previously approved in accordance with this Section 6.10, and (c) to Authorities in connection with any actions, nonactions, waivers, consents, approvals, authorizations, Orders, or other actions from such Authorities required to be made or obtained under this Agreement, the Additional Agreements, or in connection with the transactions contemplated hereby or thereby.

Article VII
COVENANTS OF THE COMPANY

7.1              No Trading in Parent Securities During the Interim Period. The Company shall not, and it shall direct its Representatives to not, directly or indirectly: (a) purchase or sell (including entering into any hedge transaction with respect to) any Parent Class A Common Stock, Parent Unit, or Parent Warrant, except in compliance with all applicable securities Laws, including Regulation M under the Exchange Act; or (b) use or disclose or permit any other Person to use or disclose any information that Parent or its Affiliates has made or makes available to the Company and its Representatives in violation of the Exchange Act, the Securities Act or any other applicable securities Law.

7.2              Company’s Stockholders Approval.

(a)         As promptly as reasonably practicable after the Proxy Statement is cleared by the SEC and in any event within five Business Days following the date when the Proxy Statement is cleared (the “G3 Stockholder Written Consent Deadline”), the Company shall obtain and deliver to Parent a true, complete and correct copy of a written consent (in form and substance reasonably satisfactory to Parent) evidencing the G3 Stockholder Approval that is duly executed by G3 and the G3 Stockholders that hold at least the requisite number and class of issued and outstanding shares of stock required to obtain the G3 Stockholder Approval (the “G3 Stockholder Written Consent”).

(b)         The Company’s Board of Directors shall recommend that G3 and the G3 Stockholders vote in favor of the approval of this Agreement and any other related matters that the Company submits to G3 and the G3 Stockholders, and neither the Company’s Board of Directors, nor any committee thereof, shall withhold, withdraw, amend, modify, change or propose or resolve to withhold, withdraw, amend, modify or change, in each case in a manner adverse to Parent, the recommendation of the Company’s Board of Directors.

7.3              Additional Financial Information. No later than March 15, 2023, the Company shall provide or make available to Parent the Company’s audited financial statements for the 2022 fiscal year, consisting of the audited consolidated balance sheet as of such date, the consolidated statement of operations as of such date, the consolidated statements of changes in shareholders’ deficit, and the consolidated statements of cash flows for the 2022 fiscal year (the “2022 Audited Financial Statements”). Subsequent to the delivery of the 2022 Audited Financial Statements, the Company’s reviewed consolidated interim financial information for each quarterly period thereafter shall be delivered or made available to Parent no later than 45 calendar days following the end of each quarterly period. All of the financial statements to be delivered pursuant to this Section 7.3, shall be prepared under U.S. GAAP in accordance with requirements of the Public Company Accounting Oversight Board for public companies. The Company will promptly provide additional Company financial information (including information required to prepare a Management Discussion and Analysis) reasonably requested by Parent for inclusion in the Proxy Statement and any other filings to be made by Parent with the SEC.

7.4              Lock-Up Agreements. Prior to the Closing, the Company shall cause G3 and Arbor Lake Capital to enter into the Company Lock-Up Agreement with Parent to be effective as of the Closing, pursuant to which that portion of the Merger Consideration Shares covered thereby shall be subject to a lock-up for a period of no less than six months in accordance with the terms and conditions more fully set forth in the Company Lock-Up Agreement. Prior to the Closing, Parent shall cause the Sponsor and the stockholders of Parent set forth on Schedule 7.4(b) to enter into a lock-up arrangement with Parent to be effective as of the Closing, pursuant to which the Merger Consideration Shares shall be subject to a lock-up for a period of no less than six months in accordance with the terms and conditions more fully set forth in the Sponsor Support Agreement.

Annex A-53

7.5              G3 Tax Lien. Prior to the Closing, G3 and the Company shall use reasonable best efforts to pay or otherwise satisfy all Taxes and Tax liabilities, including interest and penalties, associated with the G3 Tax Lien and cause the G3 Tax Lien to be released in full with no further liability to G3, the Company or any of their respective assets.

Article VIII
COVENANTS OF PARENT AND MERGER SUB

8.1              Trust Account. Parent covenants that it shall cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement and Parent’s amended and restated certificate of incorporation, including for the payment of (a) all amounts payable to public holders of shares of Parent Class A Common Stock in respect of Parent Stockholder Redemptions, (b) deferred underwriting commissions and the expenses of Parent and the Company Group to the third parties to which they are owed, and (c) the remaining monies in the Trust Account to the Surviving Corporation after the Closing. Upon provision of notice of the anticipated Closing Date to the Trustee (which notice Parent shall provide to the Trustee in accordance with the terms of the Trust Agreement), in accordance with, subject to and pursuant to the Trust Agreement and Parent’s amended and restated certificate of incorporation, (a) at the Closing, (i) Parent shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) Parent shall, with the consent of the Company, provide instructions to the Trustee for the disbursement of any funds remaining in the Trust Account following the payment of all amounts payable for Parent Stockholder Redemptions. The Trust Agreement shall terminate in accordance with its terms.

8.2              Obligations of Merger Sub. Merger Sub shall, and Parent shall take all action necessary to cause Merger Sub to, perform its obligations under this Agreement and to consummate the transactions contemplated under this Agreement upon the terms and subject to the conditions set forth in this Agreement. No later than one Business Day after the date hereof, Parent, as the sole stockholder of Merger Sub, shall take all necessary action to adopt this Agreement and approve the Merger and consummation of the other transactions contemplated hereby and shall promptly thereafter provide written evidence of such action to the Company.

8.3              Compliance with SPAC Agreements. Without the prior written consent of the Company, during the Interim Period, Parent shall (a) comply with the Trust Agreement, (b) the Underwriting Agreement, dated as of March 10, 2022, by and between Parent and EF Hutton, a division of Benchmark Investments, LLC and (c) enforce the terms of the letter agreement, dated as of March 10, 2022, by and among Parent, Sponsor and each of the officers and directors of Parent named therein.

8.4              Parent Public Filings; Nasdaq.

(a)         During the Interim Period, Parent will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws, and shall use its reasonable best efforts prior to the Closing to maintain the listing of the Parent Class A Common Stock, the Parent Units and the Parent Warrants on Nasdaq.

(b)During the Interim Period, Parent shall use its reasonable best efforts to cause (i) Parent’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement to have been approved and (ii) the Parent Class A Common Stock, including the Merger Consideration Shares and the Parent Warrants to be approved for listing on Nasdaq, subject to official notice of issuance, in each case, as promptly as reasonably practicable after the date of this Agreement and in any event prior to the Effective Time.

8.5              Amended Parent Charter; Amended Bylaws. Prior to the Effective Time, subject to the Parent Stockholder Approval, Parent shall duly amend and restate its certificate of incorporation to be in the form of the Amended Parent Charter by filing the Amended Parent Charter with the Delaware Secretary of State. Prior to the Effective Time, Parent shall duly amend and restate its by-laws in the form attached hereto as Exhibit H (the “Amended Bylaws”).

8.6              Certain Tax Matters.

(a)         Each of Parent and the Company shall cause the Restructuring to qualify for the Restructuring Intended Tax Treatment. Each of Parent and the Company shall cause the Merger to qualify for the Merger Intended Tax Treatment.

Annex A-54

(b)         Neither Parent nor the Company shall (and no Party shall permit or cause its respective Affiliates to) take any action, or fail to take any action, that could reasonably be expected to cause (i) the Restructuring to fail to qualify for the Restructuring Intended Tax Treatment, or (ii) the Merger to fail to qualify for the Merger Intended Tax Treatment.

(c)         Parent and the Company intend to report and, except to the extent otherwise required by a change in Law, shall report, for U.S. federal income tax purposes, (A) the Restructuring in accordance with the Restructuring Intended Tax Treatment, unless otherwise required by a “determination” (within the meaning of Section 1313(a) of the Code (or any comparable provisions of state, local or non-U.S. Law)), and (B) the Merger in accordance with the Merger Intended Tax Treatment, unless otherwise required by a “determination” (within the meaning of Section 1313(a) of the Code (or any comparable provisions of state, local or non-U.S. Law)). Each of the Parties agrees to promptly notify all other Parties of any challenge to the Restructuring Intended Tax Treatment or the Merger Intended Tax Treatment by any Taxing Authority.

(d)         Notwithstanding anything to the contrary in this Agreement, neither Loeb & Loeb LLP nor Benesch Friedlander Coplan & Aronoff LLP shall be required to provide any opinion to any party regarding the Restructuring Intended Tax Treatment or the Merger Intended Tax Treatment; provided, however, in the event that in connection with the preparation and filing of the Proxy Statement, the SEC requests or requires tax opinions, each Party shall execute and deliver customary tax representation letters to the advisor providing such option in form and substance reasonably satisfactory to such advisor dated and executed as of the date the Proxy Statement shall have been declared effective by the SEC and such other date(s) as determined reasonably necessary by such advisor in connection with the preparation and filing of the Proxy Statement.

(e)         Each of the Parties shall (and shall cause their respective Affiliates to) cooperate fully, as and to the extent reasonably requested by another party, in connection with the filing of relevant Tax Returns, and any Tax proceeding, audit or examination. Such cooperation shall include the retention and (upon the other Party’s request) the provision (with the right to make copies) of records and information reasonably relevant to any Tax proceeding, audit or examination, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, however, that the Party requesting assistance shall pay the reasonable out-of-pocket expenses incurred by the party providing such assistance; provided, further, no party shall be required to provide assistance at times or in amounts that would interfere unreasonably with the business and operations of such party.

(f)          All transfer, documentary, sales, use, stamp, registration and other substantially similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (collectively, “Transfer Taxes”) (other than Transfer Taxes that are solely the obligation of G3 pursuant to state or local Law) shall be borne equally by the Company and the Parent. All necessary Tax Returns and other documentation with respect to all such Transfer Taxes (other than Transfer Taxes that are solely the obligation of G3 pursuant to state or local Law) shall be prepared and filed by the party required to file such Tax Returns under applicable Law and the cost and expense associated with the preparation and filing of such Tax Returns shall be borne equally by the Company and the Parent.

8.7              Extensions of Time to Consummate a Business Combination.

(a)         First Extension Period. If the Closing has not occurred by March 15, 2023, Parent shall, with the Company’s reasonable cooperation, take such actions as are reasonably necessary pursuant to the Trust Agreement and Parent’s amended and restated certificate of incorporation to extend the period of time for Parent to complete an initial business combination for an additional period of three months (i.e., to June 15, 2023) (the “First Extension Period”), including providing any required notices to the Trustee. Each of Parent and, so long as Parent takes such actions as are described in the immediately preceding sentence and provides written notice thereof to the Company not less than two Business Days prior to March 15, 2023, Parent shall deposit, or cause to be deposited, into the Trust Account, not later than March 15, 2023, 100% of such funds as are required pursuant to the Trust Agreement and Parent’s amended and restated certificate of incorporation to extend the period of time for Parent to complete an initial business combination for an additional period of three months through the First Extension Period.

Annex A-55

(b)         Second Extension Period. If the Closing shall not be consummated on or prior to the expiration of the First Extension Period, Parent shall take such actions as are reasonably necessary pursuant to the Trust Agreement and Parent’s amended and restated certificate of incorporation to extend the period of time for it to complete an initial business combination for a second additional period of three months (i.e., to September 15, 2023) (the “Second Extension Period”), including providing any required notices to the Trustee. Each of Parent and, so long as Parent takes such actions as are described in the immediately preceding sentence and provides written notice thereof to the Company not less than two Business Days prior to the expiration of the First Extension Period, Parent and the Company, shall each deposit, or cause to be deposited, into the Trust Account, not later than September 15, 2023, 50% of such funds as are required pursuant to the Trust Agreement and Parent’s amended and restated certificate of incorporation to extend the period of time for Parent to complete an initial business combination for an additional period of three months through the Second Extension Period.

(c)         If (i) Parent and the Company reasonably and in good faith determine that it has become impossible for the Closing to occur prior to the expiration of the Second Extension Period and (ii) neither Parent nor the Company determines in its sole discretion not to extend the period of time to complete an initial business combination for an additional period, then Parent and the Company shall negotiate in good faith to determine the portion of the extension payment required under the Trust Agreement and Parent’s amended and restated certificate of incorporation that each party shall pay by or on September 1, 2023 in order to extend the period of time for Parent to complete an initial business combination for another three (3) months. The portion of the extension payment payable by the Company, if any, shall be deposited in an escrow account with an escrow agent as mutually determined by Parent and the Company. In the event that the Closing occurs prior to the expiration of the Second Extension Period, the applicable extension fee deposited in the escrow account shall be returned to the Company.

8.8              Section 16 Matters. Prior to the Closing Date, Parent shall take all such steps (to the extent permitted under applicable Law) as are reasonably necessary to cause any acquisition or disposition of the Merger Consideration Shares or any derivative thereof that occurs or is deemed to occur by reason of or pursuant to the Merger or the other transactions contemplated hereby by each Person who is or will be or may become subject to Section 16 of the Exchange Act with respect to Parent, including by virtue of being deemed a director or executive officer, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

8.9              Equity Plan. Prior to the Proxy Statement Clearance Date, Parent shall approve, and subject to approval of the Parent Stockholders, adopt, an incentive equity plan that provides for grant of awards to employees and other service providers of the Parent, Surviving Corporation and its Subsidiaries (the “Incentive Equity Plan”). The Incentive Equity Incentive Plan shall have such number of shares available for issuance equal to ten percent (10%) of the shares of Parent Common Stock issued and outstanding immediately after the Closing. The Incentive Equity Incentive Plan shall have such number of shares available for issuance equal to ten percent (10%) of the shares of Parent Common Stock issued and outstanding immediately after the Closing and shall include a five percent (5%) “evergreen” provision that will provide for an automatic increase on the first day of each fiscal year equal to five percent (5%) of the total number of shares of Parent Common Stock issued and outstanding on December 31 of the calendar year immediately preceding the date of such increase.

8.10            Financing Agreements.

(a)         During the Interim Period, Parent, with the assistance of the Company and its Affiliates, shall use commercially reasonable efforts to obtain subscription agreements with investors relating to a purchase of Parent Class A Common Stock through a private placement (the “Financing” and such documents, the “Financing Agreements”). The Company shall use commercially reasonable best efforts to take, or cause to be taken all things necessary, proper or advisable to pursue such Financing. Parent shall use its commercially reasonable efforts to take, or to cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Financing Agreements on the terms and conditions described therein, including maintaining in effect the Financing Agreements and to: (a) satisfy in all material respects on a timely basis all conditions and covenants in the Financing Agreements and otherwise comply with its obligations thereunder; and (b) enforce its rights under the Financing Agreements in accordance with its terms. For the avoidance of doubt, the failure to obtain any binding commitments or agreements in respect of Financing shall not constitute a breach in any material respect or otherwise of any covenant, agreement or obligation under this Agreement required to be complied with by Parent for purposes of Section 9.3 or otherwise.

Annex A-56

(b)         Both Parent and the Company shall in good faith endeavor to execute a committed Financing Agreement for an amount no less than Seventy Million Dollars ($70,000,000) within thirty (30) days following the Closing Date.

8.11            Post-Closing Directors. Each of Parent and Merger Sub, as applicable, shall take all such action within its power as may be necessary or appropriate such that, effective at the Effective Time: (i) each of Parent’s Board of Directors and Merger Sub’s Board of Directors consist of seven directors; (ii) the members of Parent’s Board of Directors are the individuals determined in accordance with Section 2.8; and (iii) the members of the Surviving Corporation’s Parent’s Board of Directors are the individuals determined in accordance with Section 2.7(a).

Article IX
CONDITIONS TO CLOSING

9.1              Condition to the Obligations of the Parties. The obligations of all of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or written waiver (where permissible under applicable law) by Parent and the Company of all the following conditions:

(a)         No Authority shall have enacted, issued, promulgated, enforced or entered any Law or Order which is then in effect that makes the transactions contemplated by this Agreement illegal or otherwise prohibits consummation of such transactions.

(b)         All applicable waiting periods under the HSR Act with respect to the Merger shall have expired or been terminated, and (ii) each consent, approval or authorization of any Authority required of Parent, the Company or any of their respective Subsidiaries to consummate the Merger, as may be reasonably agreed upon by the Parties after the date hereof shall have been obtained and shall be in full force and effect.

(c)         There shall not be any Action commenced or asserted in writing (and not orally) by any Authority to enjoin or otherwise materially restrict the consummation of the Closing.

(d)         The G3 Stockholder Approval shall have been obtained.

(e)         Each of the Required Parent Proposals shall have been approved at the Parent Stockholder Meeting or at any adjournment or postponement thereof.

(f)          Parent’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement shall have been approved and, immediately following the Effective Time, Parent shall satisfy any applicable initial and continuing listing requirements of Nasdaq, and Parent shall not have received any notice of non-compliance therewith, and the Parent Class A Common Stock shall have been listed on Nasdaq.

(g)         The Proxy Statement shall have been cleared by the SEC in accordance with the provisions of the Securities Act.

9.2              Conditions to Obligations of Parent and Merger Sub. The obligation of Parent and Merger Sub to consummate the transactions contemplated by this Agreement is subject to the satisfaction, or the waiver in Parent’s sole and absolute discretion, of all the following further conditions:

(a)The Company shall have duly performed or complied with, in all material respects, all of its covenants, agreements and obligations hereunder required to be performed or complied with (without giving effect to any “in all material respects” qualifiers contained therein) by the Company at or prior to the Closing Date.

(b)         The representations and warranties of the Company contained in this Agreement (without giving effect to any materiality or “Material Adverse Effect” or similar qualifications therein), other than the Company Fundamental Representations, shall be true and correct as of the date of this Agreement and, after taking into account the completion of the Restructuring and full compliance with the Supply and License Agreement and/or the Shared Services Agreement, as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of a specific date, in which case such

Annex A-57

representation and warranty shall be true and correct at and as of such specific date), except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)         The Company Fundamental Representations shall be true and correct in all respects at and as of the date of this Agreement and, after taking into account the completion of the Restructuring and full compliance with the Supply and License Agreement and/or the Shared Services Agreement, as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct at and as of such specific date).

(d)         Since the date of this Agreement, there shall not have occurred and be continuing any Effect in respect of the Company Group that individually, or together with any other Effect, has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(e)         Parent shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of the Company, in such Person’s capacity as an officer of the Company and not in such Person’s individual capacity, certifying the accuracy of the provisions of the foregoing clauses (a), (b), and (c) of this Section 9.2.

(f)          Parent shall have received a certificate, dated as of the Closing Date, signed by the Secretary of the Company, in such Person’s capacity as an officer of the Company and not in such Person’s individual capacity, attaching true, correct and complete copies of: (i) the Company Articles of Incorporation, certified as of a recent date by the Secretary of State of the State of Ohio; (ii) the Company’s Bylaws; (iii) copies of resolutions duly adopted by the Board of Directors of the Company approving this Agreement, the Additional Agreements to which the Company is a party and the transactions contemplated hereby and thereby and the G3 Stockholder Written Consent; and (iv) a certificate of good standing of the Company, certified as of a recent date by the Secretary of State of the State of Ohio.

(g)         Each of the Company, G3, Arbor Lake Capital and the G3 Securityholders, as applicable, shall have duly executed and delivered to Parent a copy of each Additional Agreement to which the Company, G3 or such G3 Securityholder, as applicable, is a party.

(h)         G3 and Arbor Lake Capital shall have delivered to Parent a duly executed IRS Form W-9; provided, however, notwithstanding anything to the contrary, in the event the Company fails to deliver such certificate, the transaction shall nonetheless be able to close and Parent shall be entitled to make a proper withholding of Tax pursuant to Section 3.6.

(i)          The Company shall have obtained each Company Consent set forth on Schedule 4.8.

(j)          The Company shall have delivered to Parent the financial statements required to be included in the Parent SEC Documents and the 2022 Audited Financial Statements prior to March 15, 2023.

(k)         G3 and Arbor Lake Capital shall have entered into the Company Lock-Up Agreement with respect to the Merger Consideration Shares covered thereby.

(l)          G3 and the Company shall have complied with the terms of the Contribution Agreement and the Restructuring shall have been completed.

(m)        G3 and the Company shall have agreed to enter into the Supply and License Agreement and the Shared Services Agreement.

9.3              Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction, or the waiver in the Company’s sole and absolute discretion, of all of the following further conditions:

(a)         Parent and Merger Sub shall each have duly performed or complied with, in all material respects, all of its respective covenants, agreements and obligations hereunder required to be performed or complied with (without giving effect to any “in all material respects” qualifiers contained therein) by Parent or Merger Sub, as applicable, at or prior to the Closing Date.

Annex A-58

(b)         The representations and warranties of Parent and Merger Sub contained in this Agreement (without giving effect to any materiality or “Material Adverse Effect” or similar qualifications therein), other than the Parent Fundamental Representations, shall be true and correct as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct at and as of such specific date) except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)         The Parent Fundamental Representations shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct at and as of such specific date).

(d)         Since the date of this Agreement, there shall not have occurred and be continuing any Effect in respect of Parent or Merger Sub that individually, or together with any other Effect, has had or would reasonably be expected to have a Material Adverse Effect on Parent or Merger Sub.

(e)         The Company shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of Parent in such Person’s capacity as an officer of the Company and not in such Person’s individual capacity, certifying the accuracy of the provisions of the foregoing clauses (a), (b), and (c) of this Section 9.3.

(f)          The Amended Parent Charter shall have been filed with the Delaware Secretary of State and become effective.

(g)         The Company shall have received a certificate, dated as of the Closing Date, signed by the Secretary of Parent, in such Person’s capacity as an officer of the Company and not in such Person’s individual capacity, attaching true, correct and complete copies of: (i) the amended and restated certificate of incorporation of Parent, certified as of a recent date by the Secretary of State of the State of Delaware; (ii) bylaws of Parent; (iii) copies of resolutions duly adopted by the Board of Directors of Parent authorizing this Agreement, the Additional Agreements to which Parent is a party and the transactions contemplated hereby and thereby and the Parent Proposals; and (iv) a certificate of good standing of Parent, certified as of a recent date by the Secretary of State of the State of Delaware.

(h)         The Company shall have received a certificate, dated as of the Closing Date, signed by the Secretary of Merger Sub attaching true, correct and complete copies of (i) copies of resolutions duly adopted by the Board of Directors and sole stockholder of Merger Sub authorizing this Agreement, the Additional Agreements to which Merger Sub is a party and the transactions contemplated hereby and thereby and (ii) a certificate of good standing of Merger Sub, certified as of a recent date by the Secretary of State of the State of Ohio.

(i)          Each of Parent, Sponsor or other stockholder of Parent, as applicable, shall have executed and delivered to the Company a copy of each Additional Agreement to which Parent, Sponsor or such other stockholder of Parent, as applicable, is a party.

(j)          Parent shall have delivered to the Company true and complete copies of the resignations from Parent’s Board of Directors of all directors of Parent’s Board of Directors, effective as of immediately prior to the Effective Time.

(k)         The size and composition of the post-Effective Time Parent Board of Directors shall have been established as set forth in Section 2.8.

(l)          The size and composition of the post-Effective Time Board of Directors of the Surviving Corporation shall have been established as set forth in Section 2.7.

(m)        The Merger is reasonably expected to qualify for the Merger Intended Tax Treatment, and G3 shall satisfy the “control” requirements of Section 368(c) of the Code.

Annex A-59

Article X
TERMINATION

10.1            Termination Without Default.

(a)         In the event that the Closing has not occurred by September 15, 2023 (such date, the “Outside Closing Date”), then each of Parent and the Company shall have the right, at its sole option and by written notice to the other, to terminate this Agreement without liability to the other; provided, however, that (i) the right to terminate this Agreement pursuant to this Section 10.1(a) shall not be available to Parent if Parent’s or Merger Sub’s breach of any of its covenants or obligations under this Agreement shall have been a substantial cause of, or substantially resulted in, the failure to consummate the transactions contemplated by this Agreement on or before the Outside Closing Date, and (ii) the right to terminate this Agreement pursuant to this Section 10.1(a) shall not be available to the Company if the Company’s breach of any of its covenants or obligations under this Agreement shall have been a substantial cause of, or substantially resulted in, the failure to consummate the transactions contemplated by this Agreement on or before the Outside Closing Date.

(b)         In the event an Authority shall have issued an Order or enacted, issued, promulgated, enforced, or entered a Law or Order then in effect and that has the effect of making the transactions contemplated by this Agreement illegal or otherwise permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, which Order or Law is final and non-appealable, Parent or the Company shall have the right, at its sole option and by written notice to the other, to terminate this Agreement at any time prior to Closing without liability to the other; provided, however, that the right to terminate this Agreement pursuant to this Section shall not be available to the Company or Parent if the failure by such party or its Affiliates to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such Authority.

(c)         This Agreement may be terminated at any time prior to Closing by mutual written consent of the parties.

10.2            Termination Upon Default.

(a)         Parent may terminate this Agreement at any time prior to Closing by giving notice to the Company if: (i)(A) the Company shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 9.2(a), Section 9.2(b), Section 9.2(c), Section 9.2(d), Section 9.2(l) or Section 9.2(m) impossible and (B) such breach cannot be cured or, if such breach is capable of being cured, such breach is not cured by the earlier of (1) 30 days following receipt by the Company of a written notice from Parent describing in reasonable detail the nature of such breach or (2) the Outside Termination Date; or (ii) at any time after the G3 Stockholder Written Consent Deadline if the Company has not received the G3 Stockholder Approval (provided, that upon the Company receiving the G3 Stockholder Approval, Parent shall no longer have any right to terminate this Agreement under this clause (ii)); provided, however that no Parent Party is then in breach of this Agreement so as to prevent the conditions to Closing set forth in Section 9.3(a), Section 9.3(b), Section 9.3(c) or Section 9.3(d) from being satisfied.

(b)         The Company may terminate this Agreement at any time prior to Closing by giving notice to Parent, if: Parent or Merger Sub shall have breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 9.3(a), Section 9.3(b), Section 9.3(c) or Section 9.3(d) impossible, and such breach cannot be cured or is not cured by the earlier of (i) 30 days following receipt by Parent of a written notice from the Company describing in reasonable detail the nature of such breach or (ii) the Outside Termination Date; provided, however that the Company is not then in breach of this Agreement so as to prevent the conditions to the Closing set forth in Section 9.2(a), Section 9.2(b), Section 9.2(c), Section 9.2(d), Section 9.2(l) or Section 9.2(m) from being satisfied.

10.3            Effect of Termination.

(a)         If this Agreement is terminated pursuant to this Article X, this Agreement shall become void and of no further force or effect without liability of any party (or any shareholder, director, officer, employee, Affiliate, agent, consultant or representative of such party) to the other parties hereto; provided that,

Annex A-60

if such termination shall result from the willful breach by a party or its Affiliate of its covenants and agreements hereunder or fraud in connection with the transactions contemplated by this Agreement, such party shall not be relieved of liability to the other parties for any such willful breach or fraud. The provisions of Section 6.9, this Section 10.3, Article XI, and Article I (to the extent related to the foregoing) and the Confidentiality Agreement, shall survive any termination hereof pursuant to this Article X.

Article XI
MISCELLANEOUS

11.1            Notices. Any notice, request, claim, demand and other communication hereunder shall be given in writing, addressed as specified below, and shall be deemed given: (a) if by hand or nationally recognized overnight courier service, (i) if delivered by 5:00 PM Eastern Time on a Business Day, on the date of delivery, and (ii) if delivered after 5:00 PM Eastern Time, on the first Business Day after such delivery; (b) if by electronic mail or facsimile, on the date of transmission with affirmative confirmation of receipt; or (c) three Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to the Company (or, following the Closing, the Surviving Corporation or Parent), to:

Honeycomb Battery Company
1240 McCook Ave.
Dayton, OH 45404
Attn: Dr. Bor Z. Jang
E-mail: bor.jang@angstronmaterials.com

with a copy (which shall not constitute notice) to:

Benesch Friedlander Coplan & Aronoff LLP
71 South Wacker Drive, Suite 1600
Chicago, IL60606 4637
Attn: William E. Doran; Leslie A. Drockton
E-mail: WDoran@beneschlaw.com; ldrockton@beneschlaw.com

if to Parent or Merger Sub (prior to the Closing):

Nubia Brand International Corp.
One Galleria Tower
13355 Noel Road Suite 1100
Dallas, TX 75240
Attn: Jaymes Winters
E-mail: jaymes@nubiabrand.us

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attn: Mitchell Nussbaum
E-mail: mnussbaum@loeb.com

11.2            Amendments; Waivers; Extensions; Remedies.

(a)         This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

Annex A-61

(b)         Any party to this Agreement may, at any time prior to the Closing, by action taken by its Board of Directors or other officers or Persons thereunto duly authorized, extend the time for the performance of the obligations or acts of another party hereto, but such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such extension or waiver.

(c)         Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d)         Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(e)         Notwithstanding anything to the contrary contained herein, no party shall seek, nor shall any party be liable for, punitive or exemplary damages under any tort, contract, equity or other legal theory with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

11.3            Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

11.4            Non-Survival. Other than as otherwise provided in the last sentence of this Section 11.4, each of the representations and warranties, and each of the agreements and covenants (to the extent such agreement or covenant contemplates or requires performance at or prior to the Effective Time), of the parties set forth in this Agreement, shall terminate at the Effective Time, such that no claim for breach of any such representation, warranty, agreement, or covenant, detrimental reliance or other right or remedy (whether in contract, in tort, at law, in equity or otherwise) may be brought with respect thereto after the Effective Time against any party, except in the case of and without in any way limiting any remedies available with regard to fraud. Each covenant and agreement contained herein that, by its terms, expressly contemplates performance after the Effective Time, including but not limited to Section 3.4, Section 6.9, and this Section 11.4, shall so survive the Effective Time in accordance with its terms.

11.5            Expenses. Except as otherwise expressly set forth herein, all costs and expenses incurred in connection with this Agreement, the Additional Agreements and the transactions contemplated hereby and thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such fees or expenses; provided that, for the avoidance of doubt, (a) if the Closing does not take place, each party shall be solely responsible for its own fees and expenses; and (b) if the Closing occurs, (i) then Parent and the Surviving Corporation shall be jointly and severally responsible for and shall pay, or cause to be paid, all of the unpaid fees and expenses incurred by Parent and the Surviving Corporation in connection with this Agreement, the Additional Agreements and the transactions contemplated hereby and thereby.

11.6            No Assignment or Delegation. No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law or otherwise, without the written consent of the other party. Any purported assignment or delegation without such consent shall be void. Nothing in this Section 11.6 shall prohibit the transfer or assignment by G3 to the G3 Securityholders or their respective heirs, successors and assigns, of (a) G3’s right to receive the Merger Shares or (b) the right to receive Earnout Shares (provided that, any assignment of Earnout Shares shall be subject to the provisions of Section 3.4); provided, however, that notwithstanding anything to the contrary, Parent and its stockholders shall not have any liability for any such assignment.

Annex A-62

11.7            Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including the applicable statute of limitations, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware, except that all disputes concerning patents, including inventorship shall be governed by U.S. patent law.

11.8            Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one and the same agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

11.9            Entire Agreement. This Agreement, together with the Additional Agreements, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or in any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof. Notwithstanding the foregoing, the Confidentiality Agreement is not superseded by this Agreement or merged herein and shall continue in accordance with its terms, including in the event of any termination of this Agreement.

11.10          Severability. A determination by a court or other legal authority that any provision of this Agreement is legally invalid, illegal or unenforceable shall not affect the validity or enforceability of any other term or provision hereof. The parties shall cooperate in good faith to modify (or cause such court or other legal authority to modify) this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11.11          Further Assurances. Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

11.12          Third Party Beneficiaries. Except as provided in Section 6.8 and Section 11.18, neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.

11.13          Trust Account Waiver. Reference is made to the Prospectus. The Company acknowledges that it has read the Prospectus and understands that Parent has established the Trust Account containing the proceeds of the IPO for the benefit of the public shareholders of Parent and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, Parent may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of Parent agreeing to enter into this Agreement, the Company, for itself and on behalf of G3 and the G3 Securityholders, hereby agrees that it does not now and shall not at any time hereafter prior to the Closing have any right, title, interest or claim of any kind in or to any monies in the Trust Account as a result of, or arising out of, any negotiations, contracts or agreements with Parent and hereby agrees that it will not seek recourse against the Trust Account for any reason.

11.14          No Other Representations; No Reliance.

(a)NONE OF THE COMPANY, G3, ANY G3 SECURITYHOLDER NOR ANY OF THEIR RESPECTIVE REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO THE COMPANY OR THE BUSINESS OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN Article IV, IN EACH CASE, AS MODIFIED BY THE SCHEDULES TO THIS AGREEMENT. Without limiting the generality of the foregoing, neither the

Annex A-63

Company, G3, any G3 Securityholder nor any of their respective Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to the Company made available to Parent and its Representatives, including due diligence materials, or in any presentation of the business of the Company by management of the Company or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by Parent or Merger Sub in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV as modified by the Schedules to this Agreement. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by the Company, G3, any G3 Securityholder or their respective Representatives are not and shall not be deemed to be or to include representations or warranties of the Company, G3 or any G3 Securityholder, and are not and shall not be deemed to be relied upon by Parent or Merger Sub in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV, in each case, as modified by the Schedules to this Agreement. Except for the specific representations and warranties expressly made by the Company in Article IV, in each case as modified by the Schedules: (a) Parent acknowledges and agrees that: (i) neither the Company, G3 the G3 Securityholders nor any of their respective Representatives is making or has made any representation or warranty, express or implied, at law or in equity, in respect of the Company, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of the Company, the nature or extent of any liabilities of the Company, the effectiveness or the success of any operations of the Company or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding the Company furnished to Parent, Merger Sub or their respective Representatives or made available to any Parent Party and their Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever; and (ii) no representative of G3, any G3 Securityholder or the Company has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article IV and subject to the limited remedies herein provided; (b) each of Parent and Merger Sub specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that G3, the G3 Securityholders and the Company have specifically disclaimed and do hereby specifically disclaim any such other representation or warranty made by any Person; and (c) none of the Company, G3, the G3 Securityholders nor any other Person shall have any liability to Parent, Merger Sub or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of the Company or the future business, operations or affairs of the Company. Except as expressly provided in the foregoing provisions of this Section 11.14(a), nothing in this Section 11.14(a) is intended, nor shall it be deemed or construed, to limit or excuse the liability of any Person for intentional fraud or willful misconduct.

(b)NONE OF PARENT, MERGER SUB NOR ANY OF THEIR RESPECTIVE REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO PARENT, MERGER SUB, THEIR RESPECTIVE BUSINESSES OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN Article V, IN EACH CASE, AS MODIFIED BY THE SCHEDULES TO THIS AGREEMENT AND THE PARENT SEC DOCUMENTS. Without limiting the generality of the foregoing, none of Parent, the Merger Sub nor any of their respective Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to Parent and the Merger Sub made available to the Company, G3 and the G3 Securityholders and their Representatives, including due diligence materials, or in any presentation of the business of Parent by management of Parent or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by the Company, G3 and the G3 Securityholders in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in

Annex A-64

each case except for the representations and warranties set forth in Article V as modified by the Schedules to this Agreement and the Parent SEC Documents. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by Parent, the Merger Sub or their respective Representatives are not and shall not be deemed to be or to include representations or warranties of Parent and Merger Sub, and are not and shall not be deemed to be relied upon by the Company, G3 or G3 Securityholders in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article V, in each case, as modified by the Schedules to this Agreement and the Parent SEC Documents. Except for the specific representations and warranties expressly made by Parent and Merger Sub in Article V, in each case as modified by the Schedules to this Agreement and Parent SEC Documents: (a) the Company acknowledges and agrees that: (i) none of Parent, Merger Sub nor any of their respective Representatives is making or has made any representation or warranty, express or implied, at law or in equity, in respect of Parent, Merger Sub, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of Parent or Merger Sub, the nature or extent of any liabilities of Parent or Merger Sub, the effectiveness or the success of any operations of Parent or Merger Sub or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding Parent or Merger Sub furnished to the Company, G3, the G3 Securityholders or their respective Representatives or made available to the Company, G3, the G3 Securityholders and their Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever; and (ii) no Representative of Parent or Merger Sub has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article V and subject to the limited remedies herein provided; (b) the Company specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Parent and the Merger Sub have specifically disclaimed and do hereby specifically disclaim any such other representation or warranty made by any Person; and (c) none of Parent, Merger Sub nor any other Person shall have any liability to the Company, G3, the G3 Securityholders or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of Parent or the future business, operations or affairs of Parent. Except as expressly provided in the foregoing provisions of this Section 11.14(b), nothing in this Section 11.14(b) is intended, nor shall it be deemed or construed, to limit or excuse the liability of any Person for intentional fraud or willful misconduct.

11.15          Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING (A) ARISING UNDER THIS AGREEMENT OR UNDER ANY ADDITIONAL AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH OF THE PARTIES HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15.

Annex A-65

11.16          Submission to Jurisdiction. Each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines or does not otherwise have jurisdiction, a state or federal court sitting in the State of Delaware) (or any appellate courts thereof), for the purposes of any Action (a) arising under this Agreement or under any Additional Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action (i) arising under this Agreement or under any Additional Agreement, or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, (A) any claim that it is not personally subject to the jurisdiction of the courts as described in this Section 11.16 for any reason, (B) that it or its property is exempt or immune from the jurisdiction of any such court or from any Action commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (1) the Action in any such court is brought in an inconvenient forum, (2) the venue of such Action is improper or (3) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 11.1 shall be effective service of process for any such Action.

11.17         Remedies. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

11.18          Non-Recourse. This Agreement may be enforced only against, and any dispute, claim or controversy based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought only against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth in this Agreement with respect to such party. No past, present or future director, officer, employee, incorporator, member, partner, shareholder, agent, attorney, advisor, lender or Representative or Affiliate of any named party to this Agreement (which Persons are intended third party beneficiaries of this Section 11.18) shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such named party or for any dispute, claim or controversy based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

11.19          Privileged Communications.

(a)         Loeb & Loeb LLP and Parent’s in-house legal department (collectively, “Parent Counsel”) have acted as counsel for Parent and the Sponsor for various matters prior to the Closing, including in connection with this Agreement and the Additional Agreements, the negotiation and documentation of this Agreement and the Additional Agreements, and the consummation of the transactions contemplated by this Agreement and the Additional Agreements (collectively, the “Pre-Closing Sponsor Engagements”). The Company agrees, on behalf of itself, G3, the G3 Securityholders and, after the Closing, on behalf of the Surviving Corporation, that (a) all communications in any form or format whatsoever between or among Parent Counsel, on

Annex A-66

the one hand, and the Sponsor, Parent, or any of their respective Representatives, on the other hand, that relate to the Pre-Closing Sponsor Engagements (collectively, the “Parent Privileged Communications”) will be deemed to be attorney-client privileged, (b) immediately prior to the Closing, without the need for any further action on the part of any Person, all right, title, and interest of Parent in and to any and all Parent Privileged Communications shall transfer to and be vested solely in the Sponsor, (c) from and after the Closing, the Parent Privileged Communications and the expectation of client confidence relating thereto shall belong solely to the Sponsor and shall not pass to or be claimed by Parent or the Surviving Corporation, and (d) Parent Counsel shall have no duty whatsoever to reveal or disclose any such Parent Privileged Communications, or any of its files relating to the Pre-Closing Sponsor Engagements, to the Company, G3, the G3 Securityholders, the Surviving Corporation, or any of their respective Representatives by reason of any attorney-client relationship between Parent Counsel and Parent and/or the Sponsor or otherwise. Company and its Affiliates (including, after the Closing, the Surviving Corporation) and/or the G3 Securityholders will not have access to any such Parent Privileged Communications, or to the files of Parent Counsel relating to the Pre-Closing Sponsor Engagements. Notwithstanding anything set forth in the foregoing provisions of this Section 11.19 to the contrary, if after the Closing a dispute arises between Surviving Corporation or any of its Affiliates, including G3 and the G3 Securityholders, on the one hand, and a third party, other than the Sponsor or any of its Affiliates, on the other hand, the Surviving Corporation may assert the attorney-client privilege to prevent disclosure of Parent Privileged Communications to such third party; provided that none of the Company, G3, the G3 Securityholders, Parent nor the Surviving Corporation may waive such privilege without the prior written consent of the Sponsor.

(b)         Benesch, Friedlander, Coplan & Aronoff, LLP and the Company’s in-house legal department (collectively, “Company Counsel”) have acted as counsel for the Company and G3 for various matters prior to the Closing, including in connection with this Agreement and the Additional Agreements, the negotiation and documentation of this Agreement and the Additional Agreements, and the consummation of the transactions contemplated by this Agreement and the Additional Agreements (collectively, the “Pre-Closing Company Engagements”). The Parent Company agrees, on behalf of itself, the Sponsor, and, after the Closing, on behalf of the Surviving Corporation, that (a) all communications in any form or format whatsoever between or among Company Counsel, on the one hand, and the Company, G3, or any of their respective Representatives, on the other hand, that relate to the Pre-Closing Company Engagements (collectively, the “Company Privileged Communications”) will be deemed to be attorney-client privileged, (b) immediately prior to the Closing, without the need for any further action on the part of any Person, all right, title, and interest of the Surviving Company in and to any and all Company Privileged Communications shall transfer to and be vested solely in G3, (c) from and after the Closing, the Company Privileged Communications and the expectation of client confidence relating thereto shall belong solely to G3 and shall not pass to or be claimed by Parent or the Surviving Corporation, and (d) Company Counsel shall have no duty whatsoever to reveal or disclose any such Company Privileged Communications, or any of its files relating to the Pre-Closing Company Engagements, to the Parent, Sponsor, the Surviving Corporation, or any of their respective Representatives by reason of any attorney-client relationship between Company Counsel and Parent and/or the Sponsor or otherwise. Sponsor and its Affiliates will not have access to any such Company Privileged Communications, or to the files of Company Counsel relating to the Pre-Closing Company Engagements. Notwithstanding anything set forth in the foregoing provisions of this Section 11.19 to the contrary, if after the Closing a dispute arises between Surviving Corporation or any of its Affiliates, including Sponsor, on the one hand, and a third party, other than G3, the G3 Securityholders or any of their respective Affiliates, on the other hand, the Surviving Corporation may assert the attorney-client privilege to prevent disclosure of Company Privileged Communications to such third party; provided that none of the Company, Sponsor, Parent nor the Surviving Corporation may waive such privilege without the prior written consent of G3.

[The remainder of this page intentionally left blank; signature pages to follow]

Annex A-67

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Parent:
NUBIA BRAND INTERNATIONAL CORP.
By:
Name:	Jaymes Winters
Title:	Chief Executive Officer

Merger Sub:
NUBIA MERGER SUB, INC.
By:
Name:	Jaymes Winters
Title:	Chief Executive Officer

Annex A-68

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Company:
HONEYCOMB BATTERY COMPANY
By:
Name:
Title:

Annex A-69

Exhibit A

Form of Contribution Agreement

Annex A-70

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made by and between Global Graphene Group, Inc., a Delaware corporation (“Contributor”), and Honeycomb Battery Company, an Ohio corporation and wholly owned subsidiary of Contributor (“Assignee”), and is effective as of [•], 2023. Contributor and Assignee are sometimes collectively referred to hereafter as the “Parties” and each individually as a “Party”.

WHEREAS, Contributor is in the process of selling (the “Sale”) its business of researching, developing and manufacturing battery components and materials, batteries, and related energy storage products, all for the automotive electric vehicle and other markets (as conducted by Contributor and its Subsidiaries, the “Business”), pursuant to a Merger Agreement, by and among Assignee, Nubia Brand International Corp., a Delaware corporation, and Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Parent (the “Merger Agreement”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement).

WHEREAS, prior to the Sale, Contributor is required to contribute and transfer all of its right, title and interest in, to and under those assets set forth in Section 1 (collectively, the “Contributed Assets”) and the Assumed Liabilities (as hereinafter defined) to Assignee (collectively, the “Contribution”).

WHEREAS, in connection with the Sale, Contributor and Assignee shall enter into that certain Shared Services Agreement, dated as of the date hereof (the “Shared Services Agreement”).

WHEREAS, for U.S. federal and applicable state income tax purposes, the Parties hereto intend that the Contribution shall qualify either as a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”).

WHEREAS, Assignee desires to accept the Contributed Assets and the Assumed Liabilities to be transferred to it hereunder.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the undersigned, intending to be legally bound, agree as follows:

1. Transfer to Assignee. Contributor hereby irrevocably contributes, transfers, grants, conveys, assigns and delivers to Assignee all of Contributor’s right, title and interest in, to and under all of the following assets (other than Retained Assets (as hereinafter defined)), including the following types of assets, free and clear of all Liens (other than Permitted Liens), to have and to hold the same unto Assignee, its successors and assigns, forever:

a. all right, title and interest with respect to the real property set forth on Schedule 1 attached hereto;

b. all tangible personal property, including all equipment, machinery, furniture, fixtures (and all lease rights associated with any of the foregoing to the extent legally assignable) set forth on Schedule 2 attached hereto;

c. all right, title and interest with respect to all Intellectual Property used in the Business, including the Patents and related Intellectual Property set forth in the Patent Assignment (as defined below);

d. all right, title and interest under all Contracts set forth on Schedule 3 attached hereto;

e. all accounts receivable, trade receivables, notes receivable, contingent rights, deposits, advances and other receivables and all bank or savings accounts set forth on Schedule 4 attached hereto;

f. all rights of the Contributor in and to any Permits relating to the Business, to the extent assignable;

g. 100% of the issued and outstanding stock of Angstron Energy Company, an Ohio corporation and wholly owned subsidiary of Contributor; and

h. all warranties, indemnities or other rights and causes of action relating to the Contributed Assets.

Assignee hereby accepts the sale, transfer, conveyance, assignment and delivery of all of the foregoing Contributed Assets.

Annex A-71

2. Retained Assets. All assets, properties and rights of Contributor other than the Contributed Assets (including, for the avoidance of doubt, all employees, Plans and any assets held thereunder) (collectively, the “Retained Assets”) shall be retained by Contributor are not being contributed or assigned hereunder.

3. Assumption of Liabilities. Subject to the terms and conditions set forth herein, Assignee hereby assumes and agrees to pay, perform and discharge when due any and all liabilities and obligations of Contributor arising out of or relating to the Contributed Assets as utilized in the Business that first arise after the effective date of the Contribution and any of those liabilities that are reflected in the balance sheet of the Business on the effective date of the Contribution, as long as the liabilities reflected in such balance sheet are consistent with past practice (as (the “Assumed Liabilities”). Assignee shall not assume and shall not be responsible to pay, perform or discharge any liabilities of Contributor of any kind or nature whatsoever other than the Assumed Liabilities including (without limitation) (i) Tax liabilities of Contributor for any taxable period (or portion thereof) ending on or prior to the date hereof, including any liabilities arising from or relating to the Federal Tax Lien filed against Contributor under File #2020-00063210 however assessed (“Excluded Tax Liabilities”) and (ii) any liabilities of Contributor relating to or arising out of the Retained Assets. For the avoidance of doubt, liabilities arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby shall be allocated as set forth in Section 11.5 of the Merger Agreement.

4. Covenants Regarding Certain Intellectual Property. Contributor hereby covenants that it will not directly or indirectly, commence, maintain, or prosecute any action or proceeding in, of, or before any court of competent jurisdiction against Assignee based upon an assertion of direct or indirect patent infringement of any claim of any of the patents identified on Schedule 6 (the “G3 Special Patents”) by any product manufactured, used, offered for sale, sold, imported, or otherwise transferred by Assignee or by any method or process used by Assignee in manufacturing a product.  Assignee covenants not to directly or indirectly, commence, maintain, or prosecute any action or proceeding in, of, or before any court of competent jurisdiction or applicable governmental patent or intellectual property office asserting that any claim of any of the G3 Special Patents is in any way invalid or unenforceable. The parties hereto agree and acknowledge that a license agreement will be entered into whereby Assignee will receive a royalty-free, non-exclusive license to the G3 Special Patents.

5. Tax Treatment. For U.S. federal income tax purposes, the Contribution is intended to qualify for the Intended Tax Treatment. The Parties to this Agreement hereby agree to file and retain such information as shall be required under Treasury Regulation Section 1.351-3. No Party shall (and no Party shall permit or cause its respective Affiliates to) take any action, or fail to take any action, that could reasonably be expected to cause the Contribution to fail to qualify for the Intended Tax Treatment. The Parties intend to report and, except to the extent otherwise required by a change in law, shall report, for U.S. federal income tax purposes, the Contribution in accordance with the Intended Tax Treatment, unless otherwise required by a “determination” (within the meaning of Section 1313(a) of the Code (or any comparable provisions of state, local or non-U.S. Law)). Each of the Parties agrees to promptly notify all other Parties of any challenge to the Intended Tax Treatment by any taxing authority.

6. Representations and Warranties.

a.      Each Party has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and its entry into and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action. This Agreement has been duly executed and delivered by each Party and, assuming the due authorization, execution and delivery by each of the other Parties hereto, this Agreement shall constitute a legal, valid and binding obligation of the Parties, enforceable against Party in accordance with its terms, subject to the Enforceability Exceptions.

b.      The execution and delivery of this Agreement and the performance of and compliance with the terms of this Agreement such Party does not (i) conflict with or violate the terms, conditions or provisions of such Party’s organizational documents, (ii) constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which such Party is a party or (iii) violate any judgment, decree or order of any court or any order or regulation of any governmental agency having jurisdiction over such Party or its assets or the businesses undertaken by it (except for such conflicts, breaches, violations, and defaults which would not have a material adverse effect on its ability to perform its obligations under this Agreement).

Annex A-72

c.      The Contributor has good and valid title in and to, or in the case of the Leases and the assets that are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use all of the tangible assets that constitute the Contributed Assets. None of the Contributed Assets are subject to any Lien other than Permitted Liens.

d.      With respect to the 1235 McCook Property, other than as set forth in the Shared Services Agreement, Contributor hereby represents and warrants as of the date hereof and as of immediately prior to the Contribution as follows: (i) the Contributor has good and marketable fee simple title to the 1235 McCook Property, free and clear of all Liens, except for Permitted Liens, (ii) there are no leases, subleases, licenses, or other agreements entered into by the Contributor granting to any Person the right of use or occupancy of any portion of the 1235 McCook Property, except for those constituting Permitted Liens, (iii) the Contributor has not received written notice of any, violation of or default under (including any condition that with the passage of time or the giving of notice would cause such a violation or default under) any restrictive covenants or contract affecting the 1235 McCook Property; (iv) the Contributor has delivered to Assignee true, correct and complete copies of all vesting deeds, title insurance policies and exception documents, surveys, zoning reports and similar reports to the extent in its possession or control, (v) the Contributor is in exclusive possession of 1235 McCook Property and has all easements, licenses, permits or other rights required by applicable law for the current use and occupancy of 1235 McCook Property and as are necessary for the conduct of the business of the Contributor thereon as currently conducted by the Contributor.

e.      Except for the representations and warranties relating to title set forth in Section 5(c) and the representation and warranties related to the 1235 McCook Property set forth in Section 5(d) above, Assignee understands, acknowledges and agrees that it is accepting the Contributed Assets in their “AS IS” “WHERE IS” condition, without representations or warranties of any kind, whether express or implied, statutory or at common law, including (without limitation), the implied warranties of merchantability and fitness for a particular purpose, which Contributor expressly disclaims.

7. Conveyance Instruments. Contributor and Assignee covenant and agree to take such actions and do such things as reasonably requested by the other Party, including (without limitation) to execute and deliver, or cause to be executed and delivered, all such further deeds, assignments, stock transfer powers, agreements, instruments and documents evidencing or confirming the sale, assignment and transfer to Assignee of the Contributed Assets, including a bill of sale with respect to the transfer of any tangible personal property and an assignment and assumption agreement.

8. Further Assurances. From and after the date hereof, each Party shall use its commercially reasonable efforts to, from time to time, execute and deliver (or cause to be executed and delivered) such other documents, certificates, agreements and other writings (without additional consideration), and take such other actions as may be reasonably necessary or reasonably requested by the other Party in order to consummate, evidence or implement expeditiously the transactions contemplated by this Agreement and the documents contemplated hereby. In furtherance of the foregoing, promptly following the date hereof, Contributor will cause all bank accounts in the name of Contributor set forth on Schedule 4 to be transferred to Assignee (and change all authorized signatories on such accounts to those designated by Assignee). Contributor shall further use commercially reasonable efforts to obtain all required consents, permits and approvals from parties to any Contracts set forth on Schedule 3 in form, and upon terms and conditions, reasonably satisfactory to Assignee.

9. Limited Power of Attorney. Contributor hereby constitutes and appoints Assignee the true and lawful attorney of Contributor, with full power of substitution, in the name of Assignee: (a) to demand and receive from time to time any and all of the Contributed Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (b) to change the authorized signatories on the Contributed Account and to change the owner/beneficiary thereof; (c) to institute, prosecute, compromise and settle any and all actions or proceedings that Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Contributed Assets; (d) to defend or compromise any or all actions or proceedings in respect of any of the Contributed Assets; and (e) to do all such acts and things in relation to the matters set forth in the preceding clauses (a) through (d) as Assignee shall deem desirable. Contributor hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason.

Annex A-73

10. Employee Matters. On or before the Closing Date, Contributor shall terminate the employment of the individuals set forth on Schedule 5 attached hereto, and Assignee shall offer employment to those individuals on substantially the same terms as of immediately prior to the Closing Date.

11. Patent Assignment Agreement. To effect the transfer of the Patents the Contributor has delivered to Assignee, the Patent Assignment, dated as of February 8, 2023 (the “Patent Assignment”).

12. Limited Indemnity. Contributor shall indemnify, defend, and hold harmless Parent, the Assignee and their respective officers, directors, employees, affiliates, agents, and representatives from and against all losses, liabilities, claims, damages, actions, judgments, fines, penalties, expenses, or costs (including court costs and reasonable attorneys’ fees) (“Damages”) arising out of or in connection with the Excluded Tax Liabilities. Assignee shall be entitled to recover any such Damages first, by offsetting the amount of any Damages from the Holdback Shares pursuant to Section 3.5 of the Merger Agreement and second, directly from the Contributor.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of, and not the conflicts of laws provisions of, the State of Delaware, except that all disputes concerning patents, including inventorship shall be governed by U.S. patent law.

14. Miscellaneous. This Agreement may be executed in any number of counterparts (including by way of electronic transmission), each of which will be deemed an original, but all of which together will constitute one and the same instrument. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part has been severed and deleted.

(Signature page follows)

Annex A-74

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Contribution Agreement to be duly executed, as of the day and year first written.

CONTRIBUTOR
GLOBAL GRAPHENE GROUP, INC.
By:
Name:
Title:
ASSIGNEE
HONEYCOMB BATTERY COMPANY
By:
Name:
Title:

[Signature Page to Contribution Agreement]

Annex A-75

Exhibit B

Form of Supply and License Agreement

Annex A-76

SUPPLY AND LICENSE AGREEMENT

This Supply and License Agreement (this “Agreement”) is made by and between Global Graphene Group, Inc., a Delaware corporation (“G3”), Angstron Materials, Inc., an Ohio corporation (“AMI”), and Honeycomb Battery Company, an Ohio corporation (“Customer”), and is effective as of [•], 2023 (the “Effective Date”). G3, AMI and Customer are sometimes collectively referred to hereafter as the “Parties” and each individually as a “Party”.

WHEREAS, G3 wishes to sell (and/or cause its direct and indirect subsidiaries, including AMI, (the “G3 Designees”) to sell), and Customer wishes to purchase (and/or cause its direct and indirect subsidiaries (the “Customer Designees”) to purchase), the Graphene and Graphite Products (as defined herein), on the terms and subject to the conditions outlined in this Agreement; and

WHEREAS, in connection with the foregoing, G3 (and/or the G3 Designees) wish to license to Customer (and/or the Customer Designees), and Customer (and/or the Customer Designees) wish to license from G3 (and/or the G3 Designees), the G3 Intellectual Property.

NOW, THEREFORE, for and in consideration of the mutual promises outlined in this Agreement, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which the Parties acknowledge, the Parties hereby agree as follows:

1. Certain Definitions. The following terms shall have the meanings set forth herein:

a. “Battery” means devices in which chemical energy is converted into electrical energy and that are used as a source of electrical power.

b. “Battery-Related Product” means Batteries and components used in Batteries.

c. “Graphene and Graphite Products” means graphene-based materials set forth on Schedule B (as same may be amended from time to time by G3) (including graphene oxide, reduced graphene oxide, pristine graphene, functionalized graphene and biomass derived graphite materials) manufactured or distributed by G3 and/or the G3 Designees.

d. “G3 Intellectual Property” means the patents set forth on Schedule A attached hereto as well as all proprietary, non-public and/or confidential information relate thereto, in each case owned by G3 and/or the G3 Designees.

e. “Taxes” means charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any excise, sales, use, value added, goods and services, transfer, import, export, documentary, conveyancing or similar taxes or expenses), together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

f. “Taxing Authority” means any means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising executive, legislative, judicial, regulatory or administrative functions (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction responsible for the collection, assessment or imposition of any Tax or the administration of any law relating to any Tax.

2. Supply of Graphene and Graphite Products and License of G3 Intellectual Property. During the Term (as defined herein), and subject to the terms and conditions of this Agreement:

a. Supply of Graphene and Graphite Products. G3 shall provide, or cause to be provided by the G3 Designees, to the Customer and the Customer Designees, and the Customer shall, and shall cause the Customer Designees to, purchase from G3 or the G3 Designees, the Graphene and Graphite Products set forth on Schedule B (as same may be amended from time to time by G3).

Annex A-77

b. License of G3 Intellectual Property.

(i)     Subject to the terms and conditions of this Agreement, G3 hereby grants to Customer during the Term and perpetually thereafter an irrevocable, non-exclusive, royalty-free, non-transferable (except as provided in Section 20(d)), sublicensable (as provided in Section 2(b)(ii)) license under the G3 Intellectual Property solely to: (A) make, have made, use, and import Graphene and Graphite Products; (B) perform methods and processes using Graphene and Graphite Products to manufacture Battery-Related Products; and (C) make, have made, use, offer to sell, sell, and import such Battery-Related Products.

(ii)    Customer may not grant sublicenses under this Agreement, except that Customer may grant a sublicense of any of its rights under this Agreement to one or more of the Customer Designees, provided that: (A) Customer shall ensure that each sublicensee complies with the applicable terms and conditions of this Agreement, including a written acknowledgement of the confidentiality obligations of this Agreement; and (B) any act or omission of a sublicensee that would be a material breach of this Agreement if performed by Customer will be deemed to be a material breach by Customer.

(iii)   G3 hereby reserves all rights not expressly granted to Customer under this Agreement.

(iv)   G3 has the sole right, in its discretion and at its expense, to file, prosecute, and maintain all patents and applications under the G3 Intellectual Property and any Improvements (as defined below). Customer shall provide, at the request of G3 and at G3’s sole expense, all necessary assistance with such filing, maintenance, and prosecution.

(v)    As between the Parties, any improvement, enhancement, or other modification of the inventions, technology, or other subject matter claimed or disclosed in any of the G3 Intellectual Property, whether or not patentable or reduced to practice, made by G3, G3 Designees, by Customer, by Customer Designee, on behalf of Customer or a Customer Designee, or jointly by any of the foregoing (“Improvement”) shall be owned by G3. Customer shall and shall cause each Customer Designee to immediately notify G3 of any Improvement made by Customer, Customer Designee, or on behalf of Customer or a Customer Designee. Customer hereby assigns to G3 all of its and shall cause any Customer Designee or any other party working on behalf of Customer or a Customer Designee to assign all of its right, title, and interest it may have in and to all Improvements, including all rights to apply for any intellectual property rights with respect to such Improvement and all enforcement rights and remedies for past, present, and future infringement thereof and all rights to collect royalties and damages therefor. All patent applications filed by G3 with respect to any Improvement and all patents issuing therefrom shall automatically be included in the G3 Intellectual Property and subject to the license granted to Customer under Section 2(b)(i). Notwithstanding the foregoing, the prior written consent of Customer shall be required (such consent not to be unreasonably withheld, conditioned or delayed) to the extent G3 intends to incorporate Improvement(s) or license Improvement(s) to any third-party wherein at least one (1) inventor of such Improvement is employed by any of Customer, by Customer Designee, on behalf of Customer or a Customer Designee, into any product developed or manufactured and marketed for use in the electric battery industry. In no event shall Dr. Bor Jang or Aruna Zhamu be deemed to be employed by or on behalf of Customer or any Customer Designee for purposes of this Section 2(b). At the request of G3, Customer, Customer Designee, or a party working on behalf of Customer or a Customer Designee shall promptly execute and deliver such documents as may be necessary or desirable for effecting and perfecting the foregoing assignment of rights.

(vi)   G3 shall, at its option, make all necessary filings to record an assignment of rights in any Improvement with the United States Patent and Trademark Office and in the corresponding offices or agencies in any and all countries where it may be required under applicable law, including as a prerequisite to enforcement of the G3 Intellectual Property or enforceability of this Agreement in the courts of such countries. Customer shall and shall cause Customer

Annex A-78

Designees and any party working on behalf of Customer or Customer Designee assist G3 in any such actions described in this Section, and any recordation fees and related costs and expenses shall be at G3’s expense.

(vii)  Customer shall (and shall cause each Customer Designee to) promptly notify G3 in writing of any actual, suspected, or threatened infringement of any G3 Intellectual Property by any third party of which it becomes aware. G3 has the sole right, in its discretion, to bring any action or proceeding with respect to any such infringement, and to defend any declaratory judgment action concerning any G3 Intellectual Property, and to control the conduct of any such action or proceeding (including any settlement thereof). Customer shall (and shall cause each Customer Designee to) provide G3 with all assistance that G3 may reasonably request, at G3’s expense, in connection with any such action or proceeding. G3 will be entitled to retain any monetary recovery resulting from any such action or proceeding (including any settlement thereof) for its own account.

3. Pricing.

a. Pricing of Graphene and Graphite Products. Customer shall pay G3 or the applicable G3 Designee for Graphene and Graphite Products ordered during the Term in accordance with the prices set forth on Schedule B or as specified from time to time, as applicable, in each case subject to the terms of this Agreement. Prices for Graphene and Graphite Products shall exclude all Taxes. The Customer shall be responsible for all other Taxes with respect to the Graphene and Graphite Products. G3 covenants and agrees that pricing for the Graphene and Graphite Products pursuant to this Section 3(a) shall be equal to or lower than the prices G3 charges for the Graphene and Graphite Products to other customers for the Graphene and Graphite Products in substantially the same volume and under the same terms. During the Term of this Agreement, G3 agrees that Customer shall be allowed the full benefit of any and all lower prices for the sale of the Graphene and Graphite Products in the substantially similar quantities described in this Agreement that are provided to other customers.

b. Price Changes. G3 may change the list prices of its products in accordance with its customary policies, to reflect such matters as G3 deems appropriate, including increases in raw material, commodity or labor costs, changes to applicable statutes, rules, orders, or regulations; provided, however, any such changes shall comply with Section 3(a) hereof. An updated list of prices on Schedule B shall be provided to Customer no less frequently than on an annual basis.

4. Exclusivity. Each Party acknowledges and agrees that this Agreement does not create an exclusive supply relationship between G3 and Customer regarding the supply of Graphene and Graphite Products by G3 or G3 Designees to the Customer and/or the Customer Designees. G3 shall have the right to provide third parties with Graphene and Graphite Products in its sole discretion. The Customer and/or the Customer Designees may themselves manufacture Graphene and Graphite Products or purchase Graphene and Graphite Products from third parties for use in manufacturing Battery-Related Products. In no event shall the Customer and/or the Customer Designees (i) manufacture any Graphene and Graphite Products other than for exclusive use in Customer and/or Customer Designee’s Battery-Related Products and (ii) to the extent Customer and/or a Customer Designee manufactures any Graphene and Graphite Products, such Graphene and Graphite Products shall not under any circumstances be resold, provided, or otherwise transferred to any third party.

5. Purchase Orders; Lead Times.

a. Purchase Orders. Customer shall submit a purchase order (each a “Purchase Order”) for Graphene and Graphite Products desired to be supplied by G3 or a G3 Designee hereunder from time to time during the Term. Each Purchase Order will provide in reasonable detail (including product numbers if applicable) the type of product, price, required date of receipt and quantity of Graphene and Graphite Products and any other information as is reasonably deemed necessary by G3 (the foregoing, “Required Purchase Order Terms”). Other than with respect to any Required Purchaser Order terms, the terms of any Purchase Orders, acceptances, correspondence, memoranda, listing sheets, or documents forming part of any order or acceptance for Graphene and Graphite Products during the Term shall not govern any transaction under this Agreement; rather the terms of this Agreement shall govern and prevail, and any conflicting and/or additional terms and conditions of any such documents shall be deemed deleted and shall not be binding upon the Parties.

Annex A-79

b. Lead Times.

(i)     Standard Purchase Orders. For Purchase Orders for Graphene and Graphite Products that are received by G3 or a G3 Designee at least twenty (20) business days prior to requested delivery, G3 or such G3 Designee will make delivery within twenty (20) business days. The Customer shall be responsible for all freight and insurance costs related to such Purchase Order.

(ii)    Expedited Purchase Orders. For Purchase Orders for Graphene and Graphite Products that are received by G3 or a G3 Designee fewer than twenty (20) business days prior to the requested delivery date, such Purchaser Orders shall be binding on Customer and G3 or such G3 Designee will make reasonable efforts to make delivery by the requested delivery date, but G3 or such G3 Designee shall not have any liability if the ordered Graphene and Graphite Products are not delivered earlier than twenty (20) business days after G3 or such G3 Designee receipt of the applicable Purchase Order. The Customer shall be responsible for all freight and insurance costs related to such Purchase Order.

6. Invoices & Payment.

a. G3 or an applicable G3 Designee shall invoice Customer for Graphene and Graphite Products at the time of shipment.

b. The Customer (or applicable Customer Designee) will pay G3 all undisputed amounts for Graphene and Graphite Products within thirty (30) days after receiving the applicable shipment from G3 or a G3 Designee. All such amounts are to be paid electronically (i.e., by ACH) in immediately available Dollars. In the event that any amount due hereunder is not paid when due, such amount shall accrue interest from the date due at a rate of one and one-half percent (1-1/2%) per month; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit any Party from exercising any other rights it may have as a consequence of such late payment.

7. Disputed Invoices. In the event of a good faith dispute regarding any fees for Graphene and Graphite Products delivered to Customer hereunder, Customer shall pay the fees that are not in dispute within the applicable payment term and shall provide written notice of the dispute to G3 within thirty (30) days of receipt of the invoice. Such notice shall identify the disputed charges, including an explanation of the basis for the dispute, and a proposed resolution. The Parties shall use commercially reasonable efforts to resolving all disputes in good faith within ten (10) business days of the date of G3’s receipt of the written notice of the disputed invoice.

8. Delivery; Title and Risk of Loss. All shipments of Graphene and Graphite Products, regardless of responsibility for freight and insurance costs, shall be FOB shipping point with Title and Risk of Loss to all Graphene and Graphite Products passing to Customer at the time and place of shipment.

9. Acceptance of G3 Products; Right to Inspect. Customer or a Customer Designee may reject and refuse to pay for Graphene and Graphite Products that have been damaged during storage or handling prior to being delivered to Customer or its designee, or are otherwise not in compliance with the terms and conditions of this Agreement (including Graphene and Graphite Product specifications); provided, that, Customer must notify G3 or the applicable G3 Designee in writing of any Graphene and Graphite Products it elects to reject, and a reasonable description regarding the basis for such rejection, within five (5) business days of the date of delivery. G3, in its sole discretion, may either refund to Customer the cost of the rightfully rejected Graphene and Graphite Products or replace rightfully rejected Graphene and Graphite Products at G3’s expense (and any such replacement also would be subject to the terms hereof). The Customer shall hold all rejected Graphene and Graphite Products in a secure and safe manner for inspection by G3 or its representatives. In the event that G3 requests that rejected Graphene and Graphite Products be returned to G3, G3 shall reimburse the Customer for the reasonable and documented costs incurred by Customer to return such Graphene and Graphite Products. Such refund or reimbursement shall be made within ten (10) days after G3s’ receipt of the returned Graphene and Graphite Products and completion of its inspection consistent with G3’s then current practices and terms for accepting rejected Graphene and Graphite Products.

Annex A-80

10. Product Warranties.

a. G3 represents and warrants that Graphene and Graphite Products, when shipped, will be fit for their use in the Battery-Related Products, will be of reasonable quality and free of any material defects, will meet G3’s then-current specification for such Graphene and Graphite Products. This warranty does not apply if the Customer does not apply, maintain, or otherwise use the Graphene and Graphite Products in accordance with G3’s instructions. All Graphene and Graphite Products are intended solely for use in Battery-Related Products at the applicable site for which such Graphene and Graphite Products are ordered.

b. G3’s or G3 Designees’ employees performing services hereunder (if any) in supplying Graphene and Graphite Products shall have the necessary training, experience, and skills required to perform such services and the responsibilities of the position to which such employees are assigned. G3 shall warrant all labor provided by G3 for ninety (90) days after it is provided.

c. G3 represents and warrants that the Graphene and Graphite Products and G3 Intellectual Property shall not infringe on the intellectual property rights of any third party.

Except as otherwise specifically set forth in this Agreement, G3 MAKES NO REPRESENTATIONS OR WARRANTIES AND EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO GRAPHENE AND GRAPHITE PRODUCTS OR G3 INTELLECTUAL PROPERTY INCLUDING, WARRANTIES WITH REGARD TO MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

11. Term; Termination.

a. Initial Term. This Agreement shall commence and be in full force and effect from the Effective Date and continued for an initial period of ten (10) years (the “Initial Term”).

b. Renewal Terms. Unless earlier terminated in accordance with this Agreement, after the end of the Initial Term and thereafter at the end of each Renewal Term (if any), this Agreement will automatically renew for additional one (1) year terms (each a “Renewal Term” with the Initial Term and all Renewal Terms being collectively referred to as the “Term”) unless either Party provides written notice of non-renewal at least thirty (30) days prior to the end of the Initial Term or then current Renewal Term, as applicable, in which case the Term shall expire at the end of such Initial Term or the then current Renewal Term.

c. Termination Prior to End of the Initial Term or any Renewal Term.

(i)     This Agreement shall terminate upon the occurrence of any of the following (each a “Customer Event of Default”):

a.     immediately upon written notice by G3 to Customer if any amount due and payable by Customer hereunder is not paid when due;

b.      immediately upon written notice by G3 to Customer if Customer uses G3 Intellectual Property outside of the license granted herein;

c.     thirty (30) days following delivery by G3 to Customer of written notice of any breach of this Agreement; provided, that if such breach is cured in all material respects within such thirty (30) day period, such notice of termination shall not be effective;

d.     the entry by a court or governmental agency having jurisdiction over Customer of a decree or order for relief in respect of Customer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such person, or for any substantial part of any Customer’s property or ordering the winding up or liquidation of Customer’s affairs, and such decree or order remaining unstayed and in effect for sixty (60) consecutive days; or

Annex A-81

e.      the commencement by Customer of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under any such law; or the consent by Customer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any substantial part of Customer’s property, or the filing of a pleading in any court of record admitting in writing the inability of Customer to pay its debts as they come due; or

f.      the making by the Customer of a general assignment for the benefit of creditors.

(ii)    This Agreement shall upon the occurrence of any of the following (each a “G3 Event of Default”):

a.     thirty (30) days following delivery by Customer to G3 of written notice of any breach of this Agreement; provided, that if such breach has been cured in all material respects within such thirty (30) day period, such notice of termination shall not be effective.

b.      the entry by a court or governmental agency having jurisdiction over G3 of a decree or order for relief in respect of G3 in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such person, or for any substantial part of any G3 property or ordering the winding up or liquidation of G3’s affairs, and such decree or order remaining unstayed and in effect for sixty (60) consecutive days; or

c.     the commencement by G3 of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under any such law; or the consent by G3 to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any substantial part of G3’s property, or the filing of a pleading in any court of record admitting in writing the inability of G3 to pay its debts as they come due; or

d.     the making by G3 of a general assignment for the benefit of creditors.

12. Effect of Termination. Upon termination of this Agreement:

a. G3 may, and if Customer is not in breach of any payment or other obligation hereunder, G3 shall complete the delivery of all Graphene and Graphite Products ordered by Customer pursuant to the terms of such order, and subject to the payment therefor (which payment may, at G3’s sole discretion, be required as a condition of delivery);

b. Customer shall pay all amounts then or thereafter owing to G3 pursuant to the terms of this Agreement (including any repayment of unearned incentives);

c. Customer shall purchase, at G3’s then applicable list prices, all previously delivered but unpaid for Graphene and Graphite Products (including any inventory maintained on site by G3), as determined by G3’s records or, in G3’s sole discretion, by a mutually agreed upon physical inventory;

d. Customer shall promptly return to G3, at Customer’s expense, all secondary containers, backroom equipment, and other property of G3 (if any) provided by G3 during the Term;

e. Customer shall immediately stop using, and shall remove any signage containing, any trademarks, service marks, trade names, logos, symbols or brand names of G3 or its affiliates; and

f. if terminated pursuant to Section 11(c)(i)(B), Customer shall immediately stop using the G3 Intellectual Property and return to G3 all materials regarding the G3 Intellectual Property.

Annex A-82

13. Representations and Warranties. Each Party represents and warrants to the other that:

a. Such Party has full power and authority to enter into and perform its obligations under this Agreement and is not party to any contract, agreement, promise, or undertaking that would prevent the full corporate execution and performance by it of this Agreement, and the persons executing this Agreement on behalf of such Party are duly authorized to do so and have the authority to bind such Party to this Agreement.

b. The execution and delivery of this Agreement and the performance of and compliance with the terms of this Agreement such Party does not (i) conflict with or violate the terms, conditions or provisions of such Party’s organizational documents, (ii) constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which such Party is a party or (iii) violate any judgment, decree or order of any court or any order or regulation of any governmental agency having jurisdiction over such Party or its assets or the businesses undertaken by it (except for such conflicts, breaches, violations, and defaults which would not have a material adverse effect on its ability to perform its obligations under this Agreement).

14. Confidentiality.

a. The Parties shall and shall cause their employees, agents, and representatives to treat as confidential all information and data, of whatever nature, relating to Customer (and the Customer Designees) or G3 (and the G3 Designees), including the Graphene and Graphite Product specifications, the operations of each Party and its affiliates, policies, procedures, techniques, accounts, personnel, pricing, other contractors and customers, disclosed by a Party or its representatives used by a Party or its affiliates in carrying on a Party’s business, as well as all proprietary information of a Party (collectively, “Confidential Information”).

b. No Party shall, and no Party shall permit its affiliates to, disclose any Confidential Information of the other Party, except to the extent required by law or as such recipient has a need to know such information in connection with the performance of a Party’s obligations under this Agreement.

15. Business Practices and Compliance.

a. Each Party shall comply, and direct its affiliates, and its and their respective employees, agents, and representatives to comply, all applicable laws, rules, and regulations applicable to this Agreement and its performance hereunder, including any Anti-Corruption Policy of any Customer provided in writing to G3 and with all anti-corruption laws, including the U.S. Foreign Corrupt Practices Act, applicable to the performance of this Agreement.

b. Each Party shall not, and shall direct its affiliates, and its and their respective employees, agents, and representatives not to, pay, offer or promise to pay, or authorize the payment, directly or indirectly, of any monies or anything of value to (i) any person employed by or acting for or on behalf of the Customer or any Customer Designee, or (ii) any government official or employee or any political party or candidate for political office, for the purpose of inducing or rewarding any favorable action or a business advantage for G3 or Customer (or any Customer Designee).

c. Each Party shall comply, and direct its affiliates, and its and their respective employees, agents, and representatives to comply, with applicable business any law or regulation applicable to such Party and its employees, agents, and representatives. Without limiting the generality of the foregoing, the Customer and Customer Designees shall (i) at its own expense maintain all certifications, credentials, licenses, and permits necessary to conduct its business and otherwise relating to the purchase or use of the Graphene and Graphite Products and (ii) not engage in any activity or transaction involving the Graphene and Graphite Products, by way of use or otherwise, that violates any applicable laws, rules, and regulations.

16. Indemnification.

a. Indemnification Obligation.

(i)     Each Party shall indemnify, defend, and hold harmless the other Party and its respective officers, directors, employees, affiliates, agents, and representatives from and against all losses, liabilities, claims, damages, actions, fines, penalties, expenses, or costs (including court costs

Annex A-83

and reasonable attorneys’ fees) arising out of or in connection with any third-party claim, suit, action, or proceeding relating to the indemnifying Party’s obligations, representations, warranties, or covenants under this Agreement.

(ii)    Without limiting the generality of the foregoing, Customer shall indemnify, defend, and hold harmless G3 and the G3 Designees, officers, directors, employees, affiliates, agents, and representatives from and against all losses, liabilities, claims, damages, actions, fines, penalties, expenses, or costs (including court costs and reasonable attorneys’ fees) arising out of or in connection with any third-party claim, suit, action, or proceeding relating to: (a) use by Customer or any sublicensee of any G3 Intellectual Property; (b) manufacture, use, sale, or other disposition by or on behalf of Customer or any sublicensee of any product or practice of any method or process made or performed by use of G3 Intellectual Property; and (c) Customer’s obligations pursuant to Section 18 hereof.

b. Certain Limitations of Liability. EXCEPT FOR CUSTOMER’S LIABILITY FOR INDEMNIFICATION UNDER SECTION 16(a)(ii), NEITHER PARTY NOR ITS REPRESENTATIVES IS LIABLE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR ENHANCED DAMAGES, LOST PROFITS OR REVENUES OR DIMINUTION IN VALUE, ARISING OUT OF OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF (I)WHETHER SUCH DAMAGES WERE FORESEEABLE, (II) WHETHER OR NOT IT WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND (II) THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT, OR OTHERWISE) UPON WHICH THE CLAIM IS BASED, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE. G3’S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL NOT EXCEED THE TOTAL OF THE AMOUNTS PAID TO G3 PURSUANT TO THIS AGREEMENT IN THE 12-MONTH PERIOD PRECEDING THE EVENT GIVING RISE TO THE CLAIM.

17. Notice. All notices required or permitted to be given hereunder shall be in writing duly addressed to the intended recipient at the applicable address set forth below such recipient’s signature to this Agreement (or such other address as such Party has indicated in a writing given in accordance with this Section 19) and may be delivered by hand, by email, by facsimile, by local messenger or by reputable overnight courier. Notices shall be deemed given: (a) when received if delivered by hand or local messenger; (b) when sent, if sent by email or facsimile during the recipient’s normal business hours; (c) one (1) business day after being sent, if sent by email or facsimile other than during the recipient’s normal business hours; and (d) one (1) business day after being delivered to a reputable overnight courier for next day delivery. A notice delivered by email or facsimile shall only be effective on the date set forth above, however, if the notice is also given by hand, local messenger, or courier no later than two (2) business days after its delivery by email or facsimile.

18. Environmental and Import/Export Matters.

a. With respect to all Graphene and Graphite Products received by, delivered to, or in the possession of Customer or any Customer Designees, Customer shall (a) cause all such Graphene and Graphite Products to be handled and stored in compliance with all applicable federal, state, and local laws and regulations, and (b) take all action to prevent any release into the environment of Graphene and Graphite Products. Customer, Customer Designees and their respective successors and assigns shall defend, indemnify, hold harmless and forever release G3 and its affiliates from and against any and all damages and liabilities whatsoever arising from, based upon, related to, or associated with any environmental condition or other environmental matter arising out of or related to the receipt, storage or handling of any Graphene and Graphite Products that have been or hereafter are received by Customer or a Customer Designee or delivered to a Customer or Customer Designee location, including the presence, disposal or removal of any pollutant, contaminant, or hazardous or toxic substance, waste or material of any kind regulated under any environmental law or regulation in, on or under the a Customer or Customer Designee location (whether neighboring or otherwise) in each case under any environmental laws, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §§ 9601 et. seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et. seq.), the Clean Water Act (33 U.S.C. §§ 466 et. seq.), the Safe Drinking Water Act (14 U.S.C. §§ 1401-1450), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et. seq.), the Toxic Substance Control Act (15 U.S.C.
Annex A-84

§§ 2601-2629), the Clean Air Act (42 U.S.C. § 7401 et. seq.), the Oil Pollution Act (33 U.S.C. § 2701 et. seq.), any and all amendments to the foregoing, and all federal, state and local laws and regulations (including the laws and regulations of any foreign government or political subdivision thereof).

b. Customer agrees that Customer’s and/or Customer Designee’s use of the Graphene and Graphite Products, and any associated technical data or information, or the direct product thereof, will not violate U.S. export laws or regulations or the import laws and regulations of applicable foreign states. Following receipt of any Graphene and Graphite Products, Customer will be responsible for obtaining, recording, filing and maintaining all export and import documentation including all licenses and permits, as well as for the payment of associated fees. Customer shall appropriately label containers of all Graphene and Graphite Products in Customer’s and/or a Customer Designee’s possession which are known to constitute a health, poison, fire, environmental, safety or explosion hazard.

19. Governing Law; Jurisdiction; Waiver of Right to Jury Trial.

a. This Agreement shall be construed and governed according to those laws of the State of Delaware applicable to contracts made and to be fully performed therein, to the extent not preempted by applicable federal law, except that all disputes concerning patents, including inventorship shall be governed by U.S. patent law. The United Nations Convention for the Sale of Goods shall not apply.

b. The parties irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the State of Delaware. Each Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action, or proceeding relating to this Agreement as aforesaid, and further irrevocably waives any claim that such venue is not a convenient forum for any such suit, action, or proceeding.

c. Should either Party institute an action that in any way arises out of this Agreement or any alleged breach of this Agreement, the prevailing Party shall recover, in addition to any other relief, its costs and reasonable attorneys’ fees incurred in prosecuting or defending said action.

d. Each of the Parties hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury action arising out of or related to this Agreement.

20. Miscellaneous.

a. Trademarks. G3 (and its affiliates as may be applicable) retains the right to and ownership of the trademarks, logos, domain names, metatags, and trade names (collectively, the “Marks”) applicable to its businesses, its operations, its facilities and Products. G3 hereby grants Customer the non-exclusive, non-transferable, limited right during the term of this Agreement to use the Marks in Customer’s business solely for the purpose of advertising and promoting the sale and use of its products. Customer acknowledges that G3 retains the right to and ownership of such Marks, which Customer agrees not to contest or impair in any way.

Customer shall use the Marks only as authorized by G3 and strictly in accordance with any trademark usage terms and conditions as G3 may adopt from time to time. Customer is not authorized to use the Marks as a part of Customer’s (or Customer Designee’s) corporate name. Any misuse of the Marks by Customer shall constitute a material breach of this Agreement, and Customer and each Customer Designee agrees, jointly and severally, to indemnify G3 for all damages caused by a Customer’s breach of the G3 terms of use to its Marks. Further, Customer and Customer Designee shall timely provide G3, for G3’s review, any advertising, marketing, and/or promotional materials which include or make any use of G3’s Marks upon G3’s request.

b. Audit Rights. G3 may from time to time, upon its request, audit Customer’s records to verify inventory counts and such other information as G3 may determine is appropriate and necessary to confirm Customer’s invoices and reports. Customer shall promptly provide G3 with such access to its facilities and records as G3 may reasonably request to the above review and verification process.

c. Compliance with Laws. Each Party shall comply with all federal, state, and local laws and regulations (including the laws and regulations of any foreign government or political subdivision thereof) that are applicable to its performance hereunder. Customer shall comply with the patent marking provisions of

Annex A-85

35 U.S.C. § 287(a) by marking all products made under the G3 Intellectual Property with the word “patent” or the abbreviation “pat.” and either the relevant G3 Intellectual Property patent number or a web address that is freely accessible to the public and that lists the relevant G3 Intellectual Property patent numbers.

d. Assignment. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party; provided that no such consent shall be required in connection with either (i) the sale of all or substantially all of the equity interests of assigning Party or its direct or indirect parents, (ii) the sale of all or substantially all of the assets of assigning Party; (iii) the transfer by the assigning Party of all or substantially all of its assets to an affiliate of such assigning Party that agrees to be bound hereby or (iv) a successor to the assigning Party by reason of merger, reorganization, consolidation or operation of law. With regard to assignment of the G3 Intellectual Property either in a direct sale of all or a portion of the G3 Intellectual Property or as part of a broader transaction, G3 shall ensure that this Agreement survives any such transaction and that the assignee shall assume the obligations and maintain the rights granted under this Agreement. Any assignment of this Agreement in breach of this Agreement is void.

e. Modification. This Agreement may not be amended, supplemented, or modified in any respect without further written Agreement of both Parties, signed by their respective authorized representatives.

f. Counterparts. This Agreement may be signed in counterparts and all counterparts constitute one and the same instrument. Any hand-written signature, however transmitted, is as effective as an original.

g. No Agency. G3 shall be an independent contractor hereunder, and this Agreement shall not be construed to create any other relationship between the parties, as principal and agent, joint venturers, or otherwise. Neither Party is authorized to enter into Agreements for or on behalf of the other Party, collect any obligation due or owed to the other party, accept service of process for the other Party, or bind the other party in any manner whatever.

h. Waivers. No failure to insist, in one or more instances, upon the performance of any term of this Agreement or to enforce any right hereunder shall be construed to be a waiver or relinquishment of such Party’s right to such performance or other future performance of such term or terms or of any right hereunder. A Party’s consent to, or approval of, any act requiring such consent or approval shall not be deemed to render unnecessary the obtaining of such consent or approval of any subsequent act.

i. No Third-Party Beneficiaries. This Agreement is entered into solely between, and may be enforced only by, the Parties and their permitted successors and assigns, and this Agreement shall not be deemed to create any rights in third parties including, without limitation, suppliers and customers of a Party, or to create any obligations of a Party to any such third parties.

j. Entire Agreement. This Agreement, together with all documents referenced in this Agreement, represents the entire agreement between the Parties regarding the subject matter and supersedes all prior oral or written proposals, understandings, and other commitments between the Parties regarding the subject matter. This Agreement is binding upon and benefits the Parties, their heirs, legal representatives, successors, and permitted assigns.

k. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

l. Force Majeure. If either Party’s performance (other than a payment obligation) is prevented, hindered, or delayed by reason of cause(s) beyond such Party’s reasonable control, including war, labor disputes (including strikes and lockouts), civil disorders, governmental acts, epidemics, pandemics, quarantines, supply chain delays and disruptions, embargoes, fires, earthquakes, storms, or acts of God (“Force Majeure”), then such Party shall be excused from performance (other than payment obligations hereunder, which must be paid when due, regardless of the occurrence of any Force Majeure), to the extent that it is prevented, hindered or delayed thereby during the continuance of such cause(s) and for so long as, and to the extent that, such cause(s) prevent or delay performance hereunder. Each Party hereby agrees to

Annex A-86

reasonable efforts to promptly notify the other of any such Force Majeure event, and to provide the other a good faith description of the event and the estimated time until it shall be able to resume full performance of its obligations under this Agreement.

m. Denomination of Payment. “Dollars” or “$” means the lawful currency of the United States of America. All prices and other amounts stated herein or any exhibit or schedule attached hereto are stated in Dollars and all payments made in connection with any transaction contemplated hereunder shall be made in Dollars.

n. Survival. Section 2(b) (License of G3 Intellectual Property), Section 12 (Effect of Termination) unless this Agreement is terminated pursuant to Section 11(c)(i)(B), Section 14 (Confidentiality), Section 16 (Indemnification), Section 19 (Governing Law; Jurisdiction; Waiver of Right to Jury Trial), and this Section 20 (Miscellaneous) shall survive the termination of this Agreement, as shall any other terms and conditions set forth in these General Terms and Conditions, the MSA or the Schedules hereto which either are expressly made to survive termination or which contemplate performance by either of the Parties after the termination of this Agreement.

o. Interpretive Provisions. Unless otherwise indicated to the contrary herein by the context or use thereof: (i) all references to the preamble, recitals, Sections, Articles, Schedules or Exhibits are to the preamble, recitals, Sections, Articles, Schedules or Exhibits of or to this Agreement; (ii) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (iii) masculine gender shall also include the feminine and neutral genders, and vice versa; (iv) words importing the singular shall also include the plural, and vice versa; and (v) the word “including” shall mean “including without limitation.” Any representation or warranty contained herein as to the enforceability of a contract will be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, or other similar law affecting the enforcement of creditors’ rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Whenever this Agreement refers to a number of days, unless specified otherwise, such number will refer to calendar days.

(Signature page follows)

Annex A-87

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

“CUSTOMER”	“G3”
HONEYCOMB BATTERY COMPANY	GLOBAL GRAPHENE GROUP, INC.
By:	By:
Name:	Name:
Title:	Title:
“AMI”
ANGSTRON MATERIALS, INC.
By:
Name:
Title:
Customer Address for Notices:	G3 and AMI Address for Notices:
1235 McCook Avenue
Dayton, Ohio 45404	City/State/Zip:
Attention:	Attention:
Email:	Email:

Annex A-88

Exhibit C

Form of Shared Services Agreement

Annex A-89

SHARED SERVICES AGREEMENT

THIS SHARED SERVICES AGREEMENT (this “Agreement”), is entered into as of [•], 2023 (the “Effective Date”) between Global Graphene Group, Inc., a Delaware corporation with its principal place of business at 1240 McCook Avenue, Dayton, Ohio 45404 (“G3”), and Honeycomb Battery Company, an Ohio corporation with its principal place of business at 1235 McCook Avenue, Dayton, Ohio 45404 (“Honeycomb” and, together with G3, the “Parties” and each a “Party”).

RECITALS:

WHEREAS, the Parties have determined that it is in the best interests of their respective companies to enter into this Agreement to provide for the sharing of certain services on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Shared Services.

(a) Subject to the terms and conditions of this Agreement, G3, acting directly or through its Affiliates (as hereafter defined) or their respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to Honeycomb and certain of its Affiliates (as hereafter defined) the services set forth on Exhibit A and Honeycomb, acting directly or through its Affiliates or their respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to G3 and certain of its Affiliates the services set forth on Exhibit A (with any additional services provided pursuant to Section 1(b) being collectively referred to as the “Shared Services”). For purposes of this Agreement, “Affiliate” means any individual, corporation or other legal entity which either Party directly or indirectly through one or more intermediaries controls or which is controlled by or under common control with such Party and “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an individual, corporation or other legal entity, through the ownership of more than fifty percent (50%) of the voting securities.

(b) Subject to any limitations set forth in this Agreement and Exhibit A, G3 or Honeycomb, as the case may be, may request additional Shared Services from the other Party by providing written notice. Upon the mutual written agreement as to the nature, cost, duration and scope of such additional Shared Services, the Parties shall supplement in writing Exhibit A to include such additional Shared Services. In accordance with Section 4, the Parties may discontinue one or more Shared Services under this Agreement.

(c) Each Party will, in a timely manner, take all such actions as may be reasonably necessary in order to enable or assist in the provision of the Shared Services, including providing necessary information and specific authorizations and approvals.

(d) In providing the Shared Services, each of the Parties may, as it deems reasonably necessary or appropriate and upon the mutual agreement of the other Party, (i) use its personnel or those of its Affiliates, and/or (ii) employ the services of third parties to the extent such third party services are utilized to provide the Shared Services or to provide similar services to the other Party or its Affiliates, or are reasonably necessary for the efficient performance of any of the Shared Services.

(e) The Parties represent, warrant and agrees that the services provided under this Agreement shall be provided, in good faith, in accordance with law and, except as specifically provided in Exhibit A, in a manner generally consistent with the historical provision of such services and with the same standard of care as historically provided by the Party with respect to its own business. Each Party agrees to, where applicable, assign sufficient resources and qualified personnel as are reasonably required to perform the services in accordance with the standards set forth in the preceding sentence.

(f) In the event that an invention results from any Shared Services, the Parties agree that for an invention(s) developed by a shared employee, if such invention is related to the battery business, such invention, whether patentable or not, shall be assigned to Honeycomb and if such invention, whether patentable or not, relates to graphene production, such invention shall be assigned to G3.

Annex A-90

2. Compensation. The applicable provider of the Shared Services, as the case may be, shall be paid fees for the Shared Services as set forth on Exhibit A (“Fees”). Each Party agrees to collect and timely remit to the appropriate taxing authority any taxes due with respect to the services provided hereunder. Each Party shall, upon the prior written request of the other Party, provide such supporting documentation as the recipient may reasonably request with respect to the Shared Services and Fees therefore. Each Party shall invoice the other Party for the Shared Services on a monthly basis in advance, as set forth on Exhibit A. Each Party shall pay invoices for undisputed amounts within thirty (30) days after the date of receipt thereof. Amounts actually paid by one Party may be netted against amounts owed to such Party by the other Party. In the event of a dispute regarding any invoice, the disputing Party shall deliver a written statement to the other Party no later than ten (10) days prior to the date the payment is due on the invoice listing in reasonable detail all disputed items and any supporting information or documentation with respect thereto. Amounts not so disputed shall be deemed accepted and shall be paid on the date the payment is due on such invoice, notwithstanding disputes on other items. The Parties shall seek to resolve all such disputes expeditiously and in good faith.

3. Term. The term of this Agreement will begin on the Effective Date and end on the date that is the latest date that any Shared Services continue to be provided hereunder, unless earlier terminated pursuant to Section 4 (the “Term”). Sections 1(f), 2, 6 through 8, and 10 through 12 of this Agreement will survive the Term and any termination of this Agreement.

4. Right to Terminate. Notwithstanding Section 3, this Agreement may be terminated as follows: (a) either Party may terminate this Agreement upon immediate written notice if the other Party is in material breach or default with respect to any term or provision of this Agreement and fails to cure the same within thirty (30) days of receipt of notice of such breach or default; and (b) either Party may immediately terminate this Agreement upon (i) the filing of a petition by or against the other Party in any bankruptcy or other insolvency proceeding, or the seeking of any relief under any state or federal debtor relief laws, including the appointment of a liquidator or receiver for all or substantially all of such Party’s property, or (ii) the taking of any action for such Party’s winding up or dissolution.

5. Representations. Each Party represents, warrants and covenants to the other Party as follows:

(a) Authority; Enforceability. Such Party has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Agreement. This Agreement has been duly and validly executed and delivered by such Party and constitutes the valid and binding obligation of such Party, enforceable in accordance with its terms.

(b) Consents. No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required in connection with the approval, execution, delivery or performance by such Party to this Agreement.

6. Confidentiality.

(a) Each Party hereby agrees to, and shall cause its Affiliates, employees, and representatives to, treat and hold, as confidential and not disclose any non-public, confidential, or proprietary information concerning the other Party, including any customer information, notes, analyses, compilations, studies, forecasts, interpretations, or other documents or data that are derived from, contain, reflect, or are based upon any such information (the “Confidential Information”), refrain from using any of the Confidential Information, and deliver promptly to the disclosing Party, at the written request and option of the disclosing Party, all tangible embodiments (and all copies) of the Confidential Information which are in receiving Party’s possession or under the receiving Party’s control.

(b) Notwithstanding the foregoing, each Party hereby agrees to, and shall direct its Affiliates and employees to, implement policies and security measures to secure all of its Confidential Information in a manner to restrict access to such Confidential Information by the other Party. Such policies and security measures may include, without limitation, locking file cabinets and offices, requiring passwords to access computers and other technology, and prohibiting discussions involving Confidential Information in front of the other Party.

7. Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend, and hold the other Party harmless from and against any and all direct claims, liabilities, suits, causes of action, losses, and costs, including reasonable attorneys’ fees (and in no event from consequential, indirect, business loss, or similar non-direct damages) arising out of or resulting from the Indemnifying Party’s negligent performance of this Agreement or willful misconduct.

Annex A-91

8. Relationship of the Parties. It is expressly understood and agreed that this Agreement shall not cause either Party to be classified or construed as an employee, agent, partner, joint venturer or representative of the other Party for any purpose whatsoever and that all Shared Services are provided by a Party as an independent contractor. Neither Party has the right or authority to enter into any contract, warranty, guarantee or other undertaking in the name or for the account of the other Party (or such other Party’s Affiliates), or to assume or create any obligation or liability of any kind, express or implied, on behalf of the other Party (or such other Party’s Affiliates), or to bind the other Party (or such other Party’s Affiliates) in any manner whatsoever, or to hold itself out as having any right, power or authority to create any such obligation or liability on behalf of or to otherwise bind the other Party (or such other Party’s Affiliates) in any manner whatsoever (except as to any actions taken by a Party at the express written request and direction of the other Party).

9. Force Majeure. A Party shall not be held responsible for any delay in performance of any obligations hereunder resulting in whole or in part from or made impossible or impracticable by any cause beyond the reasonable control of such Party, including, but not limited to, fire, explosion, strike (other than of a party’s own labor force), adverse weather conditions, embargo or any act of God or action of any governmental authority, pandemic, government mandated shut-down, any contingency or delay or failure or cause beyond such Party’s reasonable control; provided that such Party shall use commercially reasonable efforts to fulfill its obligations hereunder without delay, and that it promptly notifies the other Party of the delay and its estimate of commencement of performance. To the extent the Party experiencing the force majeure event cannot perform under this Agreement, the other Party will be released of its obligations hereunder during such period of non-performance.

10. Notices. All notices and communications under this Agreement shall be in writing and shall be addressed to the address of the receiving Party as provided at the beginning of this Agreement. Any notice or other communication that either Party is required by this Agreement to serve on the other Party shall be sufficiently served if sent to the other Party at its address as specified in this Agreement either (a) by hand; (b) by registered or first class mail, or (c) by electronic mail transmission with confirmed receipt, first class mail or recorded delivery within twenty-four (24) hours after transmission.

11. Entire Agreement; Binding Effect. This Agreement contains the entire agreement among the Parties regarding the Shared Services and shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

12. Miscellaneous.

(a) Assignment. Neither Party shall assign, mortgage, transfer, pledge, or otherwise encumber its interest in this Agreement, in whole or in part, without the other Party’s prior written consent.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, excluding conflicts of law principles, except that all disputes concerning patents, including inventorship shall be governed by U.S. patent law.

(c) Severability. In the event that any section or part of this Agreement shall be found by a court of competent jurisdiction to be void or unenforceable, the remainder of this Agreement shall remain in full force and effect.

(d) Amendment. No amendment, addition to, alteration, modification or waiver of any part of this Agreement shall be of any effect, whether by course of dealing or otherwise, unless explicitly set forth in writing referencing this Agreement and the provision(s) to be amended, altered, modified or waived and executed by the Parties.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be construed as an original, and all of which together shall be deemed one instrument. In order to facilitate the agreements contemplated by this Agreement, signatures transmitted by facsimile machine or signatures transmitted via e-mail in a “PDF” format may be used in place of original signatures on this Agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent signed electronically and/or delivered by means of electronic mail or other means of electronic transmission shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

Annex A-92

IN WITNESS WHEREOF, the parties have caused this Shared Services Agreement to be executed as of the date first written above.

G3:
Global Graphene Group, Inc.
By:
Its:
Name:
HONEYCOMB:
Honeycomb Battery Company
By:
Its:
Name:

Annex A-93

EXHIBIT A

Annex A-94

Exhibit D

Form of Company Support Agreement

Annex A-95

COMPANY SUPPORT AGREEMENT

This COMPANY SUPPORT AGREEMENT, dated as of February 16, 2023 (this “Company Support Agreement”), is entered into by and among Global Graphene Group, Inc., a Delaware corporation (“G3” or the “Company Stockholder”), and each of the Persons named on the signature pages hereto (together with G3, the “Stockholders”, and each, a “Stockholder”), Honeycomb Battery Company, an Ohio corporation (the “Company”), and Nubia Brand International Corp., a Delaware corporation (“Parent”). Capitalized terms used but not defined in this Company Support Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, Parent, Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are parties to that certain Merger Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Merger Agreement”), which provides, among other things, that, in accordance with the Merger Agreement and Section 1701.78 of the Ohio Revised Code, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent;

WHEREAS, and as a result of the Merger, among other matters, all of the issued and outstanding capital stock of the Company as of immediately prior to the Effective Time shall be converted into the right to receive the Closing Merger Consideration Shares and, if applicable, the Earnout Shares as set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, G3 owns one hundred percent (100%) of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) and each G3 Stockholder owns the number of shares of common stock of G3, par value $0.001 per share (the “G3 Common Stock”) and/or the number of shares of preferred stock of G3, par value $0.001 per share (the “G3 Preferred Stock” and together with the G3 Common Stock, the “G3 Stock”), as set forth underneath such G3 Stockholder’s name on the signature pages hereto (all such shares, or any successor or additional shares of the Company or G3 of which ownership of record or the power to vote is hereafter acquired by any Stockholder prior to the termination of this Company Support Agreement being referred to herein as the “Stockholder Shares”);

WHEREAS, the Board of Directors of each of the Company and G3, as applicable, (a) has approved and declared advisable the Merger Agreement, the transactions contemplated thereby, and the Additional Agreements to which the Company or G3, as applicable, is or will be a party, including the Restructuring and the Merger (collectively, the “Transactions”) and the performance of their respective obligations thereunder, on the terms and subject to the conditions set forth therein, (b) has determined that the Merger Agreement and the Transactions are advisable and in the best interests of the Company, G3 as the Company Stockholder, and the holders of G3 Stock, as applicable (the “G3 Stockholders”), and (c) resolved to recommend that G3 and the G3 Stockholders approve the Restructuring, the Merger and the Transactions and adopt the Merger Agreement, the Additional Agreements to which the Company or G3, as applicable, is or will be a party and the performance of their respective obligations thereunder; and

WHEREAS, in order to induce Parent to enter into the Merger Agreement, each Stockholder is executing and delivering this Company Support Agreement to Parent.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Voting Agreements. Each Stockholder, solely in his, her or its capacity as the Company Stockholder or a G3 Stockholder, as applicable, agrees that, during the term of this Company Support Agreement, at any meeting of the Company Stockholder or the G3 Stockholders, as applicable, related to the Transactions (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof), including any separate class or series vote thereof, and/or in connection with any written consent of the Company Stockholder or the G3 Stockholders related to the Transactions (the applicable meeting or consent related to the Merger Agreement and/or the Transactions is referred to herein as the “Meeting”), such Stockholder shall:

(a) when the Meeting is held, appear at the Meeting or otherwise cause his, her or its Stockholder Shares to be counted as present thereat for the purpose of establishing a quorum;

Annex A-96

(b) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of his, her or its Stockholder Shares in favor of the Merger Agreement and the Transactions; and

(c) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of his, her or its Stockholder Shares against any other action that would reasonably be expected to (i) materially impede, interfere with, delay, postpone or adversely affect the Restructuring, the Merger or any of the other Transactions, or (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of such Stockholder contained in this Company Support Agreement.

2. Restrictions on Transfer. Each Stockholder agrees that, during the term of this Company Support Agreement, he, she or it shall not:

(a) (i) sell, assign, pledge, exchange or otherwise transfer or dispose of, encumber, hedge, swap, convert or utilize a derivative to transfer an interest in (collectively, “Transfer”) any of his, her or its Stockholder Shares unless the buyer, assignee or transferee thereof executes a joinder agreement to this Company Support Agreement in a form reasonably acceptable to Parent and the Company, or (ii) enter into any Contract, option, or other binding arrangement (including any profit sharing arrangement) with respect to the Transfer of any of such Stockholder Shares;

(b) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Stockholder Shares) with respect to his, her or its Stockholder Shares, or enter into any other Contract with respect to such Stockholder Shares that would prohibit or prevent the satisfaction of his, her or its obligations pursuant to this Company Support Agreement;

(c) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect, or have the effect of preventing or disabling such Stockholder from performing its obligations hereunder;

(d) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of his, her or its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying such Stockholder from performing any of his, her or its obligations hereunder; or

(e) publicly announce any intention to effect any such transaction specified in this Section 2.

The Company and G3 each agree that it shall not register any sale, assignment or Transfer of Stockholder Shares on the Company’s or G3’s stock ledger (book entry or otherwise), as applicable, that is not in compliance with this Section 2.

3. New Securities.

(a) During the term of this Company Support Agreement, in the event that, (i) any shares of Company Common Stock or other equity securities of the Company are issued to G3 after the date of this Company Support Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of the Company securities owned by G3, (ii) G3 purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock or other equity securities of the Company after the date of this Company Support Agreement, or (iii) G3 acquires the right to vote or share in the voting of any Company Common Stock or other equity securities of the Company after the date of this Company Support Agreement (such Company Common Stock and other equity securities of the Company, collectively the “New Company Securities”), then such New Company Securities acquired or purchased by G3 shall be subject to the terms of this Company Support Agreement to the same extent as if they constituted Stockholder Shares as of the date hereof.

(b) During the term of this Company Support Agreement, in the event that (i) any G3 Stockholder purchases or otherwise acquires beneficial ownership of any shares of G3 Stock or other equity securities of G3 after the date of this Company Support Agreement, or (ii) such Stockholder acquires the right to vote or

Annex A-97

share in the voting of any G3 Stock or other equity securities of G3 after the date of this Company Support Agreement (such G3 Stock and other equity securities of G3, collectively the “New G3 Securities”), then such New G3 Securities acquired or purchased by such Stockholder shall be subject to the terms of this Company Support Agreement to the same extent as if they constituted Stockholder Shares as of the date hereof.

4. G3 Conduct of Business. G3 covenants and agrees that during the term of this Company Support Agreement and except as expressly contemplated by the Merger Agreement or the Additional Agreements or as required in connection with the Restructuring or by applicable law, without Parent’s prior written consent, G3 shall not: (a) amend, modify, or supplement its articles of incorporation or bylaws or other organizational or governing documents except as contemplated hereby, or engage in any reorganization, reclassification, liquidation, dissolution, or similar transaction; (b) issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities; or (c) authorize, recommend, propose, or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization, or similar transaction involving it or any Subsidiary.

5. Permitted Actions. Nothing in Section 2 or Section 4 shall prohibit G3 from entering into any debt or financing arrangement in its sole discretion, so long as such arrangement does not encumber the Company Common Stock or the Company’s assets and does not materially and adversely affect G3’s ability to comply with its obligations hereunder. Without limiting the foregoing, and for the avoidance of doubt, this Company Support Agreement does not relate to or create any restriction on the Graphene Business.

6. No Challenge. Each Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, G3, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Company Support Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

7. Waiver. Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, dissenter’s rights and any similar rights under applicable law (including Section 1701.85 of the Ohio Revised Code) relating to the Merger and the consummation of the Transactions, including any notice requirements.

8. Consent to Disclosure. Each Stockholder will promptly provide any information reasonably requested by Parent or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC). No Stockholder shall issue any press release or otherwise make any public statements with respect to the Transactions or the transactions contemplated herein without the prior written approval of the Company and Parent.

9. Stockholder Representations: Each Stockholder represents and warrants to Parent and the Company, as of the date hereof, that:

(a) Such Stockholder has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

(b) Such Stockholder has full right and power, without violating any agreement to which he, she or it is bound (including any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Company Support Agreement;

(c) (i) If such Stockholder is not an individual, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, and the execution, delivery and performance of this Company Support Agreement and the consummation of the transactions contemplated hereby are within such Stockholder’s organizational powers and have been duly authorized by all necessary organizational actions on the part of such Stockholder and (ii) if such Stockholder is an individual, the signature on this Company Support Agreement is genuine, and such Stockholder has legal competence and capacity to execute the same;

Annex A-98

(d) This Company Support Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by the other parties to this Company Support Agreement, this Company Support Agreement constitutes a legally valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies);

(e) The execution and delivery of this Company Support Agreement by such Stockholder does not, and the performance by such Stockholder of his, her or its obligations hereunder will not, (i) if such Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Stockholder, or (ii) require any consent or approval from any third party that has not been given or other action that has not been taken by any third party, in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Stockholder of his, her or its obligations under this Company Support Agreement;

(f) There are no Actions pending against such Stockholder or, to the knowledge of such Stockholder, threatened against such Stockholder, before (or, in the case of threatened Actions, that would be before) any Authority, that in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Stockholder of such Stockholder’s obligations under this Company Support Agreement;

(g) No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with this Company Support Agreement or any of the respective transactions contemplated hereby, based upon arrangements made by or on behalf of such Stockholder;

(h) Such Stockholder has not entered into, and shall not enter into, any agreement that would prevent such Stockholder from performing any of his, her or its obligations hereunder;

(i) Such Stockholder has good title to his, her or its Stockholder Shares underneath such Stockholder’s name on the signature pages hereto, free and clear of any Liens other than Permitted Liens, Liens under the Articles of Incorporation and/or Bylaws (each as amended) and investment documents with the Company or G3, as applicable, and applicable securities Laws, and such Stockholder has the sole power to vote or cause to be voted his, her or its Stockholder Shares; and

(j) The Stockholder Shares set forth underneath such Stockholder’s name on the signature pages to this Company Support Agreement are the only shares of the outstanding capital stock of the Company or G3, as applicable, owned of record or beneficially owned by such Stockholder as of the date hereof, and none of such Stockholder Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Stockholder Shares that is inconsistent with such Stockholder’s obligations pursuant to this Company Support Agreement (other than the Amended and Restated Voting Agreement by and among G3 and the other parties thereto).

10. Entire Agreement; Amendment; Waiver. This Company Support Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Additional Agreement. This Company Support Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Company Support Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

11. Binding Effect; Assignment; Third Parties. This Company Support Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Company Support Agreement and all obligations of each Stockholder are personal to such

Annex A-99

Stockholder and may not be assigned, transferred or delegated by such Stockholder at any time without the prior written consent of Parent and the Company, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio. Nothing contained in this Company Support Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a party hereto or thereto or a successor or permitted assign of such a party.

12. Counterparts. This Company Support Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

13. Severability. This Company Support Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Company Support Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Company Support Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

14. Governing Law; Jurisdiction; Jury Trial Waiver; Remedies. Sections 11.7 (Governing Law), 11.15 (Waiver of Jury Trial), 11.16 (Submission to Jurisdiction) and 11.17 (Remedies) of the Merger Agreement are incorporated by reference herein to apply with full force to any disputes arising under this Company Support Agreement.

15. Notice. Any notice, consent or request to be given in connection with any of the terms or provisions of this Company Support Agreement shall be in writing and shall be sent or given, with respect to the Company and Parent, at the respective addresses set forth in Section 11.1 of the Merger Agreement, and, with respect to any Stockholder, at the address set forth underneath such Stockholder’s name on the signature pages hereto, in each case in accordance with the terms of Section 11.1 (Notices) of the Merger Agreement to the applicable party.

16. Termination. This Company Support Agreement shall become effective upon the date hereof and shall automatically terminate, and none of Parent, the Company or any Stockholder shall have any rights or obligations hereunder, on the earliest of (a) the mutual written consent of Parent, the Company and such Stockholder, (b) the Closing, or (c) the termination of the Merger Agreement in accordance with its terms. No such termination shall relieve such Stockholder, Parent or the Company from any liability resulting from a breach of this Company Support Agreement occurring prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 16 shall survive the termination of this Company Support Agreement.

17. Further Actions. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

18. Expenses. Each Stockholder shall be responsible for his, her or its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Company Support Agreement, the performance of his, her or its obligations hereunder and the consummation of the transactions contemplated hereby, and the payment and/or reimbursement of the fees and expenses of the Company and Parent in connection herewith shall be governed by the provisions of Section 11.5 (Expenses) of the Merger Agreement, which is incorporated herein by reference; provided, that in the event of any Action arising out of or relating to this Company Support Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

19. Interpretation. The titles and subtitles used in this Company Support Agreement are for convenience only and are not to be considered in construing or interpreting this Company Support Agreement. In this Company Support Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Company Support Agreement as a whole and not to

Annex A-100

any particular section or other subdivision of this Company Support Agreement. The parties have participated jointly in the negotiation and drafting of this Company Support Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Company Support Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Company Support Agreement.

20. No Partnership, Agency or Joint Venture. This Company Support Agreement is intended to create a contractual relationship among any Stockholder, the Company and Parent, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto. Each Stockholder has acted independently regarding its decision to enter into this Company Support Agreement. Nothing contained in this Company Support Agreement shall be deemed to vest in the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Stockholder Shares. All rights, ownership and economic benefits of and relating to the Stockholder Shares shall remain vested in and belong to the applicable Stockholder, and neither Company nor Parent shall have any authority to direct any Stockholder in the voting or disposition of his, her or its Stockholder Shares, except as otherwise provided herein.

21. Capacity as Stockholder. Each Stockholder signs this Company Support Agreement solely in such Stockholder’s capacity as a Company Stockholder or a G3 Stockholder, as applicable, and not in any other capacity. Nothing herein shall be construed to limit or affect any actions or inactions by such Stockholder or any representative of such Stockholder, as applicable, serving as a director, officer or employee of the Company or any Subsidiary of the Company, acting in such Person’s capacity as a director, officer or employee of the Company or any Subsidiary of the Company.

{remainder of page intentionally left blank}

Annex A-101

IN WITNESS WHEREOF, the parties have executed this Company Support Agreement as of the date first written above.

The Company:
HONEYCOMB BATTERY COMPANY
By:	/s/ Bor Z. Jang
Name:	Bor Z. Jang
Title:	Chief Executive Officer

{Signature Page to Company Stockholder Support Agreement}

Annex A-102

IN WITNESS WHEREOF, the parties have executed this Company Support Agreement as of the date first written above.

Parent:
NUBIA BRAND INTERNATIONAL CORP.
By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

{Signature Page to Company Stockholder Support Agreement}

Annex A-103

IN WITNESS WHEREOF, the parties have executed this Company Support Agreement as of the date first written above.

G3 as the Company Stockholder:
GLOBAL GRAPHENE GROUP, INC.

By:
Name:
Title:

Number and Type of Shares:

Shares of Company Common Stock: 1,000

Address for Notice:

1240 McCook Ave.

Dayton, OH 45404

Attn: Dr. Bor Z. Jang

E-mail: [***]

{Signature Page to Company Stockholder Support Agreement}

Annex A-104

G3 Stockholder:
[ ________________________]
By:
Name:
Title:

Number and Type of Shares:

Shares of G3 Common Stock: ________________________________

Address for Notice:

Address:__________________________________
_________________________________________
_________________________________________
Facsimile No.:_____________________________
Telephone No.:_____________________________
Email:___________________________________:

{Signature Page to Company Stockholder Support Agreement}

Annex A-105

Exhibit E

Form of Parent Support Agreement

Annex A-106

PARENT SUPPORT AGREEMENT

This PARENT SUPPORT AGREEMENT, dated as of February 16, 2023 (this “Parent Support Agreement”), is entered into by and among the stockholder named on the signature page hereto (“Stockholder”), Honeycomb Battery Company, an Ohio corporation (the “Company”), and Nubia Brand International Corp., a Delaware corporation (“Parent”). Capitalized terms used but not defined in this Parent Support Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, Parent, Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company are parties to that certain Merger Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Merger Agreement”), which provides, among other things, that, in accordance with the Merger Agreement and Section 1701.78 of the Ohio Revised Code, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent;

WHEREAS, and as a result of the Merger, among other matters, all of the issued and outstanding capital stock of the Company as of immediately prior to the Effective Time shall be converted into the right to receive the Closing Merger Consideration Shares and, if applicable, the Earnout Shares as set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, Stockholder owns the number of shares of common stock, par value $0.0001 per share, of Parent (“Parent Common Stock”), as set forth underneath Stockholder’s name on the signature page hereto (all such shares, or any successor or additional shares of Parent of which ownership of record or the power to vote is hereafter acquired by the Stockholder prior to the termination of this Parent Support Agreement being referred to herein as the “Stockholder Shares”);

WHEREAS, the Board of Directors of Parent has (a) approved the execution, delivery and performance by Parent and Merger Sub of the Merger Agreement, the Additional Agreements to which it is a party and the Merger and the other transactions contemplated by any such documents (collectively, the “Transactions”), (b) determined that the Transactions are advisable and in the best interests of Parent and its stockholders (the “Parent Stockholders”) and (c) recommended the approval and the adoption by the Parent Stockholders of the Merger Agreement, the Additional Agreements, the Merger and the other Transactions; and

WHEREAS, in order to induce the Company to enter into the Merger Agreement, Stockholder is executing and delivering this Parent Support Agreement to the Company.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Voting Agreements. Stockholder, solely in its capacity as a stockholder of Parent, agrees that, during the term of this Parent Support Agreement, at the Parent Stockholder Meeting, at any other meeting of the Parent Stockholders related to the Transactions (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof) and/or in connection with any written consent of the Parent Stockholders related to the Transactions (the Parent Stockholder Meeting and each other meeting or consent related to the Merger Agreement and/or the Transactions referred to herein as the “Meeting”), Stockholder shall:

(a) when the Meeting is held, appear at the Meeting or otherwise cause the Stockholder Shares to be counted as present thereat for the purpose of establishing a quorum;

(b) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of the Stockholder Shares in favor of all Parent Proposals, including approval of the Merger Agreement and the Transactions; and

(c) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of the Stockholder Shares against any other action that would reasonably be expected to (i) materially impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions, (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of Parent under the Merger Agreement or (iii) result in a

Annex A-107

breach of any covenant, representation or warranty or other obligation or agreement of the Stockholder contained in this Parent Support Agreement.

2. Restrictions on Transfer. The Stockholder agrees that, during the term of this Parent Support Agreement, it shall not:

(a) (i) sell, assign, pledge or otherwise transfer or dispose of, encumber, hedge, swap, convert or utilize a derivative to transfer an interest in (collectively, “Transfer”) any of the Stockholder Shares unless the buyer, assignee or transferee thereof executes a joinder agreement to this Parent Support Agreement in a form reasonably acceptable to the Company and Parent, or (ii) enter into any Contract, option, or other binding arrangement (including any profit sharing arrangement) with respect to the Transfer of any Stockholder Shares.

(b) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of the Stockholder Shares) with respect to any Stockholder Shares, or enter into any other Contract with respect to any Stockholder Shares that would prohibit or prevent the satisfaction of its obligations pursuant to this Parent Support Agreement;

(c) take any action that would make any representation or warranty of the Stockholder herein untrue or incorrect, or have the effect of preventing or disabling the Stockholder from performing its obligations hereunder;

(d) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying the Stockholder from performing any of its obligations hereunder; or

(e) publicly announce any intention to effect any such transaction specified in this Section 2.

Parent shall not, and shall not permit Parent’s transfer agent to, register any Transfer of the Stockholder Shares on Parent’s stock ledger (book entry or otherwise) that is not in compliance with this Section 2.

3. No Redemption. Stockholder hereby agrees that, during the term of this Agreement, it shall not redeem, or submit a request to Parent’s transfer agent or otherwise exercise any right to redeem, any Stockholder Shares.

4. New Securities. During the term of this Parent Support Agreement, in the event that, (a) any shares of Parent Common Stock or other equity securities of Parent are issued to Stockholder after the date of this Parent Support Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Parent securities owned by Stockholder, (b) Stockholder purchases or otherwise acquires beneficial ownership of any shares of Parent Common Stock or other equity securities of Parent after the date of this Parent Support Agreement, or (c) Stockholder acquires the right to vote or share in the voting of any Parent Common Stock or other equity securities of Parent after the date of this Parent Support Agreement (such Parent Common Stock or other equity securities of Parent, collectively the “New Securities”), then such New Securities acquired or purchased by Stockholder shall be subject to the terms of this Parent Support Agreement to the same extent as if they constituted the Stockholder Shares as of the date hereof.

5. Lock-Up. Subject to the consummation of the Merger, each Stockholder shall be restricted from selling, transferring or otherwise disposing of, directly or indirectly, any Parent Common Stock converted into or received by such Stockholder as a result of the Merger (the “Lock-up Shares”) in accordance with Section 7 of that certain Letter Agreement, dated March 10, 2022, by and among Parent, Mach FM Acquisitions LLC and the other parties named therein, which is incorporated by reference herein. Each Stockholder hereby authorizes and requests Parent to notify Parent’s transfer agent that there is a stop transfer order with respect to all of the Lock-up Shares. Such stop-transfer order shall be removed upon expiration of the applicable lock-up period.

6. Waiver of Anti-Dilution Protection. Each Stockholder hereby waives, forfeits, surrenders and agrees not to exercise, assert or claim, to the fullest extent permitted by applicable Law, any anti-dilution protection (if any) pursuant to the organizational or constitutive documents of Parent in connection with the Merger and the transactions contemplated by the Merger Agreement (including any financing in connection therewith). Each Stockholder acknowledges and agrees that (i) this Section 6 shall constitute written consent waiving, forfeiting and surrendering

Annex A-108

any anti-dilution protection pursuant to the organizational or constitutive documents of Parent in connection with the Merger and the transactions contemplated by the Merger Agreement; and (ii) such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of this Agreement.

7. No Challenge. Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Parent Support Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

8. Waiver. Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, dissenter’s rights and any similar rights under applicable law (including Section 1701.85 of the Ohio Revised Code) relating to the Merger and the consummation of the Transactions, including any notice requirements.

9. Consent to Disclosure. Stockholder hereby consents to the publication and disclosure in the Proxy Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Parent or the Company to any Authority or to securityholders of Parent or the Company) of Stockholder’s identity and beneficial ownership of Stockholder Shares and the nature of Stockholder’s commitments, arrangements and understandings under and relating to this Parent Support Agreement and, if deemed appropriate by Parent or the Company, a copy of this Parent Support Agreement. Stockholder will promptly provide any information reasonably requested by Parent or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC). Stockholder shall not issue any press release or otherwise make any public statements with respect to the Transactions or the transactions contemplated herein without the prior written approval of the Company and Parent.

10. Stockholder Representations: Stockholder represents and warrants to Parent and the Company, as of the date hereof, that:

(a) Stockholder has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

(b) Stockholder has full right and power, without violating any agreement to which it is bound (including any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Parent Support Agreement;

(c) (i) If Stockholder is not an individual, Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, and the execution, delivery and performance of this Parent Support Agreement and the consummation of the transactions contemplated hereby are within the Stockholder’s organizational powers and have been duly authorized by all necessary organizational actions on the part of the Stockholder and (ii) if Stockholder is an individual, the signature on this Parent Support Agreement is genuine, and Stockholder has legal competence and capacity to execute the same;

(d) This Parent Support Agreement has been duly executed and delivered by Stockholder and, assuming due authorization, execution and delivery by the other parties to this Parent Support Agreement, this Parent Support Agreement constitutes a legally valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies);

(e) The execution and delivery of this Parent Support Agreement by Stockholder does not, and the performance by Stockholder of its obligations hereunder will not, (i) if Stockholder is not an individual, conflict with or result in a violation of the organizational documents of Stockholder, or (ii) require any consent or approval from any third party that has not been given or other action that has not been taken by any third party, in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by Stockholder of its obligations under this Parent Support Agreement;

Annex A-109

(f) There are no Actions pending against Stockholder or, to the knowledge of Stockholder, threatened against Stockholder, before (or, in the case of threatened Actions, that would be before) any Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Stockholder of Stockholder’s obligations under this Parent Support Agreement;

(g) no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with this Parent Support Agreement or any of the respective transactions contemplated hereby, based upon arrangements made by or on behalf of the Stockholder;

(h) Stockholder has had the opportunity to read the Merger Agreement and this Parent Support Agreement and has had the opportunity to consult with Stockholder’s tax and legal advisors;

(i) Stockholder has not entered into, and shall not enter into, any agreement that would prevent Stockholder from performing any of Stockholder’s obligations hereunder;

(j) Stockholder has good title to the Stockholder Shares underneath Stockholder’s name on the signature page hereto, free and clear of any Liens other than Permitted Liens and Liens under Parent’s Certificate of Incorporation and/or Bylaws (each as amended), and Stockholder has the sole power to vote or cause to be voted the Stockholder Shares; and

(k) The Stockholder Shares set forth underneath Stockholder’s name on the signature page to this Parent Support Agreement are the only shares of Parent’s outstanding capital stock owned of record or beneficially owned by the Stockholder as of the date hereof, and none of the Stockholder Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Stockholder Shares that is inconsistent with Stockholder’s obligations pursuant to this Parent Support Agreement.

11. Entire Agreement; Amendment; Waiver. This Parent Support Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Additional Agreement. This Parent Support Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Parent Support Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

12. Binding Effect; Assignment; Third Parties. This Parent Support Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Parent Support Agreement and all obligations of the Stockholder are personal to Stockholder and may not be assigned, transferred or delegated by Stockholder at any time without the prior written consent of Parent and the Company, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio. Nothing contained in this Parent Support Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a party hereto or thereto or a successor or permitted assign of such a party.

13. Counterparts. This Parent Support Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14. Severability. This Parent Support Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Parent Support Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Parent Support Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Annex A-110

15. Governing Law; Jurisdiction; Jury Trial Waiver; Remedies. Sections 11.7 (Governing Law), 11.15 (Waiver of Jury Trial), 11.16 (Submission to Jurisdiction) and 11.17 (Remedies) of the Merger Agreement are incorporated by reference herein to apply with full force to any disputes arising under this Parent Support Agreement.

16. Notice. Any notice, consent or request to be given in connection with any of the terms or provisions of this Parent Support Agreement shall be in writing and shall be sent or given, with respect to the Company and Parent, at the respective addresses set forth in Section 11.1 of the Merger Agreement, and, with respect to the Stockholder, at the address set forth underneath Stockholder’s name on the signature page hereto, in each case in accordance with the terms of Section 11.1 (Notices) of the Merger Agreement to the applicable party.

17. Termination. This Parent Support Agreement shall become effective upon the date hereof and shall automatically terminate, and none of Parent, the Company or Stockholder shall have any rights or obligations hereunder, on the earliest of (a) the mutual written consent of Parent, the Company and the Stockholder, (b) the Closing, or (c) the termination of the Merger Agreement in accordance with its terms. No such termination shall relieve the Stockholder, Parent or the Company from any liability resulting from a breach of this Parent Support Agreement occurring prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 15 shall survive the termination of this Parent Support Agreement.

18. Further Actions. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

19. Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Parent Support Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby, and the payment and/or reimbursement of the fees and expenses of the Company and Parent in connection herewith shall be governed by the provisions of Section 11.5 (Expenses) of the Merger Agreement, which is incorporated herein by reference; provided, that in the event of any Action arising out of or relating to this Parent Support Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

20. Interpretation. The titles and subtitles used in this Parent Support Agreement are for convenience only and are not to be considered in construing or interpreting this Parent Support Agreement. In this Parent Support Agreement, unless the context otherwise requires: (a) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (c) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Parent Support Agreement as a whole and not to any particular section or other subdivision of this Parent Support Agreement. The parties have participated jointly in the negotiation and drafting of this Parent Support Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Parent Support Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Parent Support Agreement.

21. No Partnership, Agency or Joint Venture. This Parent Support Agreement is intended to create a contractual relationship among Stockholder, the Company and Parent, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto or among any other Parent Stockholders entering into support agreements with the Company or Parent. Stockholder has acted independently regarding its decision to enter into this Parent Support Agreement. Nothing contained in this Parent Support Agreement shall be deemed to vest in the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Stockholder Shares. All rights, ownership and economic benefits of and relating to the Stockholder Shares shall remain vested in and belong to Stockholder, and neither Company nor Parent shall have any authority to direct Stockholder in the voting or disposition of any Stockholder Shares, except as otherwise provided herein.

Annex A-111

22. Capacity as Stockholder. Stockholder signs this Parent Support Agreement solely in Stockholder’s capacity as a stockholder of Parent, and not in any other capacity, including, if applicable, as a director (including “director by deputization”), officer or employee of Parent or any of its Subsidiaries. Nothing herein shall be construed to limit or affect any actions or inactions by Stockholder or any representative of Stockholder, as applicable, serving as a director of Parent or any Subsidiary of Parent, acting in such Person’s capacity as a director of Parent or any Subsidiary of Parent.

{remainder of page intentionally left blank}

Annex A-112

IN WITNESS WHEREOF, the parties have executed this Parent Support Agreement as of the date first written above.

The Company:
HONEYCOMB BATTERY COMPANY
By:	/s/ Bor Z. Jang
Name:	Bor Z. Jang
Title:	Chief Executive Officer

{Signature Page to Parent Support Agreement}

Annex A-113

IN WITNESS WHEREOF, the parties have executed this Parent Support Agreement as of the date first written above.

Parent:
NUBIA BRAND INTERNATIONAL CORP.
By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

{Signature Page to Parent Support Agreement}

Annex A-114

Stockholder:
MACH FM ACQUISITIONS LLC
By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Manager
Number of Shares:
Shares of Parent Common Stock:
Address for Notice:
13355 Noel Rd, Suite 1100
Dallas, TX

{Signature Page to Parent Support Agreement}

Annex A-115

Stockholder:
By:	/s/ Jaymes Winters
Jaymes Winters
By:	/s/ Alexander Monje
Alexander Monje
By:	/s/ Vlad Prantsevich
Vlad Prantsevich
By:	/s/ David Campbell
David Campbell
By:	/s/ Michael Patterson
Michael Patterson
By:	/s/ Karin-Joyce (KJ) Tjon
Karin-Joyce (KJ) Tjon
By:	/s/ Yvonne Brown
Yvonne Brown

{Signature Page to Parent Support Agreement}

Annex A-116

Exhibit F

Form of Company Lock-Up Agreement

Annex A-117

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of February [_], 2023, by and among Global Graphene Group, Inc., a Delaware corporation (the “Holder”), Nubia Brand International Corp., a Delaware corporation (“Parent”), and Honeycomb Battery Company, an Ohio corporation (the “Company”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Merger Agreement (as defined below).

BACKGROUND

A. Parent, the Company and Nubia Merger Sub, Inc., an Ohio corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into a Merger Agreement, dated as of February 16, 2023 (the “Merger Agreement”).

B. The Merger Agreement provides, among other things, that Merger Sub will be merged with and into the Company (the “Merger”) with the Company becoming a wholly owned subsidiary of Parent and that each outstanding share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) will be converted into the right to receive that number of shares of the common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock”) equal to the Closing Per Share Merger Consideration, subject to the provisions of the Merger Agreement.

C. The Holder is the record and/or beneficial owner of all of the shares of Company Common Stock that will be exchanged for shares of Parent Common Stock in the Merger.

D. As a condition of, and as a material inducement for Parent and the Company to enter into and consummate the transactions contemplated by the Merger Agreement, the Holder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) During the Lock-up Period (as defined below), the Holder irrevocably agrees that it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined below), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any security of Parent (these actions, collectively, “Transfer”).

(b) In furtherance of the foregoing, Parent will (i) place a stop order on all Lock-up Shares, including those that may be covered by a registration statement, and (ii) notify Parent’s transfer agent in writing of the stop order and the restrictions on such Lock-up Shares under this Agreement and direct Parent’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement. Immediately upon expiration of the Lock-Up Period, Parent shall remove and reverse all such stop orders and transfer agent instructions promptly.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(d) For purpose of this Agreement, the “Lock-up Period” means the period commencing at the Effective Time and ending on the date that is six months after the date on which the Effective Time occurs.

Annex A-118

The restrictions set forth herein shall not apply to:

(1) Transfers or distributions to the Holder’s current or former general or limited partners, managers or members, stockholders, other equity holders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended);

(2) Transfers by bona fide gift to a member of the Holder’s immediate family or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family or to a charitable organization;

(3) by virtue of the laws of descent and distribution upon death of the Holder;

(4) by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(5) Transfers to a partnership, limited liability company or other entity of which the Holder and/or the Holder’s immediate family are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(6) in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(7) the entry, by the Holder, at any time after the effective time of the Merger, of any trading plan providing for the sale of Parent Common Stock by the Holder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any Parent Common Stock during the Lock-up Period and no public announcement or filing is voluntarily made or required to be made regarding such plan during the Lock-up Period; and

(8) Transfers of no more than five percent (5%) of the total Lock-Up Shares in the aggregate taking into account all Transfers during the Lock-Up Period (provided that total Transfers during any period of five (5) consecutive Trading Days shall not exceed five percent (5%) of the daily average trading volume of Parent Shares over the immediately preceding five Trading Days; and

in the case of clauses (1) through (6) where such transferee agrees to be bound in writing by the terms of this Agreement.

In addition, after the Closing Date, if there is a Change of Control, then upon the consummation of such Change of Control, all Lock-up Shares shall be released from the restrictions contained herein. A “Change of Control” means: (a) the sale of all or substantially all of the consolidated assets of Parent and Parent’s Subsidiaries to a third-party purchaser; (b) a sale resulting in a majority or more of the voting power of Parent being held by Persons or a Group that did not own a majority of the voting power of Parent prior to such sale; or (c) a merger, consolidation, recapitalization or reorganization of Parent with or into a third-party purchaser that results in the inability of the pre-transaction equity holders to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

2. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, subject to the Enforceability Exceptions, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound.

3. Beneficial Ownership. The Holder hereby represents and warrants that it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), (i) any Company Common Stock or any Company Securities exercisable for, exchangeable for, or convertible into Company Common Stock, or any economic interest in or derivative of

Annex A-119

such securities, or (ii) any Parent Common Stock or any securities of Parent exercisable for, exchangeable for, or convertible into Parent Common Stock, or any economic interest in or derivative of such securities, other than those securities specified on the signature page hereto. For purposes of this Agreement, the shares of Parent Common Stock beneficially owned by the Holder as of the Effective Time are collectively referred to as the “Lock-up Shares.”

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

5. Termination of the Merger Agreement. This Agreement shall be binding upon the parties in accordance with Section 8 hereof, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the parties shall not have any rights or obligation hereunder.

6. Notices. Any notices required or permitted to be sent hereunder shall be given in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, (i) if delivered by 5:00 PM Eastern Time on a Business Day, on the date of delivery, and (ii) otherwise on the first Business Day after such delivery; (b) if by electronic mail or facsimile, on the date of transmission with affirmative confirmation of receipt; or (c) three Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

(a)     If to Parent, to:

Nubia Brand International Corp.

One Galleria Tower

13355 Noel Road Suite 1100

Dallas, TX 75240

Attn: Jaymes Winters

E-mail: jaymes@nubiabrand.us

with a copy to (which shall not constitute notice):

Loeb & Loeb

345 Park Avenue, 19th Floor

New York, NY 10154

Attention: Mitchell S. Nussbaum, Esq.

E-mail: mnussbaum@loeb.com

(b)    If to the Holder, to the address set forth on the Holder’s signature page hereto, with a copy, which shall not constitute notice, to:

Global Graphene Group, Inc.

1240 McCook Ave.

Dayton, OH 45404

Attn: Dr. Bor Z. Jang

E-mail: [***]

with a copy to (which shall not constitute notice):

Benesch Friedlander Coplan & Aronoff LLP

71 South Wacker Drive, Suite 1600

Chicago, IL60606 4637

Attn: William E. Doran; Leslie A. Drockton

E-mail: [***]

or to such other address as any party may have furnished to the others in writing in accordance herewith.

Annex A-120

7. Captions and Headings. The captions and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8. Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one and the same agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

9. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by Parent and its successors and assigns.

10. Severability. A determination by a court or other legal authority that any provision of this Agreement is invalid, illegal or unenforceable shall not affect the validity or enforceability of any other term or provision hereof. The parties shall cooperate in good faith to modify (or cause such court or other legal authority to modify) this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11. Amendment. This Agreement may be amended or modified by written agreement executed by each of the parties hereto.

12. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

14. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of Delaware.

15. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Merger Agreement, the terms of this Agreement shall control.

[Signature Page Follows]

Annex A-121

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NUBIA BRAND INTERNATIONAL CORP.
By:
	Name:	Jaymes Winters
	Title:	Chief Executive Officer
HONEYCOMB BATTERY COMPANY
By:
	Name:	Bor Z. Jang
	Title:	Chief Executive Officer

[Signature Page to Lock-up Agreement

Annex A-122

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GLOBAL GRAPHENE GROUP, INC.
By:
Name:
Title:
Address:
Attention:
Email:
NUMBER OF LOCK-UP SHARES: 70,000,000

[Signature Page to Lock-up Agreement

Annex A-123

Annex B

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

[______________]

____________, 2023

Nubia Brand International Corp., a corporation organized and existing under the laws of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Nubia Brand International Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 2021 (the “Original Certificate”).

2.      The Original Certificate was amended and restated by an Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on March 10, 2022 (the “Amended and Restated Certificate”).

3.      This Second Amended and Restated Certificate of Incorporation (this “Certificate”), which both restates and amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

4.      This Certificate shall become effective on the date of filing with Secretary of State of Delaware.

5.      The text of the Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is [__________] (the “Corporation”).

ARTICLE II

PURPOSE; EFFECTIVENESS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE IV

CAPITALIZATION

Section 4.1. Authorized Capital Stock. Subject to Section 4.2, the total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is [______] shares, consisting of (a) [_____] shares of common stock (the “Common Stock”), and (b) [___________________] shares of preferred stock (the “Preferred Stock”).

Annex B-1

Section 4.2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3. Common Stock.

(a)     Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(b)    Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or the DGCL.

(c)     Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

Section 4.4. Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

Section 4.5. No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1. Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Amended and Restated Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Certificate.

Annex B-2

Section 5.2. Number, Election and Term.

(a)     The number of directors of the Corporation shall (i) as of the date of this Certificate, be seven (7), and (ii) thereafter, be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b)    Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock.

(c)     Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)    There shall be no cumulative voting in the election of directors. Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3. Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4. Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5. Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the

Annex B-3

Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

MEETINGS OF STOCKHOLDERS; NO ACTION BY WRITTEN CONSENT

Section 7.1. Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3. No Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1. Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended, unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2. Indemnification and Advancement of Expenses.

(a)     To the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation to procure a judgment in its favor (each, a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees and disbursements, judgments, fines, ERISA excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and

Annex B-4

advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)    The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)     Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)    This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation, unless (i) such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation, (ii) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and (iii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Certificate (including any Preferred Stock Designation) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate, the Bylaws or applicable law.

ARTICLE X

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Certificate and the DGCL, and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X. Notwithstanding anything to the contrary contained in this Certificate, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Section 7.1, Section 7.3, Article VIII, Article IX and

Annex B-5

this Article X may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Certificate or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least two thirds of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XI

FORUM FOR ADJUDICATION OF DISPUTES

Section 11.1    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware), to the fullest extent permitted by applicable law, be the sole and exclusive forum for the following types of actions or proceedings under Delaware statutory or common law: (A) any derivative action or proceeding brought on behalf of the Corporation; (B) any action or proceeding (including any class action) asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (C) any action or proceeding (including any class action) asserting a claim against the Corporation or any current or former director, officer or other employee of the Company arising out of or pursuant to any provision of the DGCL, this Certificate or the Bylaws (as each may be amended from time to time); (D) any action or proceeding (including any class action) to interpret, apply, enforce or determine the validity of this Certificate or the Bylaws of the Corporation (including any right, obligation or remedy thereunder); (E) any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; or (F) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article XI shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

Section 11.2    If any action the subject matter of which is within the scope of Section 11.1 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 11.1 (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 11.3    If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

Section 11.4    Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XI.

Annex B-6

IN WITNESS WHEREOF, [________] has caused this Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

[___________]
By:
Name:
Title:

[Signature Page to Second Amended and Restated Certificate of Incorporation]

Annex B-7

Annex C

AMENDED AND RESTATED BYLAWS

OF

[___________]

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of [____________] (the “Corporation”) within the State of Delaware shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801.

Section 1.2. Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS MEETINGS

Section 2.1. Annual Meetings. The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided, that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2. Special Meetings. Subject to the rights of the holders of any outstanding series of the Preferred Stock and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided, that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

Section 2.3. Notices. Notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders’ meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4. Quorum. Except as otherwise provided by applicable law, the Corporation’s Second Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”), or these Amended and Restated Bylaws (these “Bylaws”), the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation

Annex C-1

representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5. Voting of Shares.

(a) Voting Lists. The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b) Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided, that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

(i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by

Annex C-2

the person who will be the holder of the proxy to receive such transmission, provided, that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6. Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7. Advance Notice for Business.

(a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a).

Annex C-3

Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii) To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Annex C-4

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c) Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8. Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9. Consents in Lieu of Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE III

DIRECTORS

Section 3.1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.

Section 3.2. Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (A) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 3.2.

Annex C-5

(b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation, if any, that are owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, without regard to the application of the Exchange Act to either the nomination or the Corporation; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e) If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2 or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

Annex C-6

(f) In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

Section 3.3. Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

Section 3.4. Newly Created Directorships and Vacancies. Unless otherwise provided by the Certificate of Incorporation, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

ARTICLE IV

BOARD MEETINGS

Section 4.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.

Section 4.3. Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or Chief Executive Officer and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least a majority of directors then in office, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4. Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Annex C-7

Section 4.5. Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6. Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1. Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2. Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

Section 5.4. Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article IV of these Bylaws.

ARTICLE VI

OFFICERS

Section 6.1. Officers. The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman, President, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers

Annex C-8

(including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, if any, as may be prescribed by the appointing officer.

(a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

(b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

(c) President. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

(d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e) Secretary.

(i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

Annex C-9

(g) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2. Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3. Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4. Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more parties. Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII

SHARES

Section 7.1. Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 7.2. Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3. Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Annex C-10

Section 7.4. Consideration and Payment for Shares.

(a) Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b) Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6. Transfer of Stock.

(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i) in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii) the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Annex C-11

Section 7.7. Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8. Effect of the Corporation’s Restriction on Transfer.

(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares prior to or within a reasonable time after the issuance or transfer of such shares.

Section 7.9. Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1. Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered

Annex C-12

by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

Section 8.3. Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4. Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6. Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7. Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

Annex C-13

Section 8.8. Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

Section 8.9. Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 8.10. Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2. Fixing Record Dates.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3. Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic

Annex C-14

transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (A) if given by hand delivery, orally, or by telephone, when actually received by the director, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (D) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (E) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (F) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (A) if given by hand delivery, when actually received by the stockholder, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (D) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (1) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (3) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (x) such posting and (y) the giving of such separate notice, and (z) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e) Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and

Annex C-15

if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful. Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 9.4. Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5. Meeting Attendance via Remote Communication Equipment.

(a) Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided, that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6. Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 9.7. Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8. Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee

Annex C-16

or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9. Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10. Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11. Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12. Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13. Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14. Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, or any other officer authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15. Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting (except as otherwise provided in Section 8.7) power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

Section 9.16. Exclusive Forum; Exclusive Jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring: (a) any derivative action or proceeding brought on

Annex C-17

behalf of the Corporation; (b) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or the Corporation’s certificate of incorporation or bylaws; or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against the Corporation, its officers, directors, employees and/or underwriters. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.16. If any provision or provisions of this Section 9.16 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 9.16 (including, without limitation, each portion of any sentence of this Section 9.16 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Annex C-18

Annex D

[Combined Company Name]

2023 Long-Term Incentive Plan

Adopted by the Board of Directors: [•]

Approved by the Stockholders: [•]

Ratified by the Board of Directors: [•]

1.	General.	D-1
2.	Shares Subject to the Plan.	D-1
3.	Eligibility and Limitations.	D-1
4.	Options and Stock Appreciation Rights.	D-2
5.	Awards Other Than Options and Stock Appreciation Rights.	D-5
6.	Adjustments upon Changes in Common Stock; Other Corporate Events.	D-6
7.	Administration.	D-8
8.	Tax Withholding	D-10
9.	Miscellaneous.	D-10
10.	Covenants of the Company.	D-12
11.	Severability.	D-12
12.	Termination of the Plan.	D-13
13.	Definitions.	D-13

Annex D-i

1.    General.

(a)        Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b)        Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c)        Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2.    Shares Subject to the Plan.

(a)        Share Reserve. Subject to any adjustments as necessary to implement any Capitalization Adjustments and the provisions of 2(b), the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed an amount equal to __________ shares of Common Stock (equal to _____ percent (___%) of the number of shares of Common Stock outstanding as of the consummation of the transactions contemplated by the Merger Agreement) .

(b)        Share Reserve Operation.

(i)        Automatic Share Reserve Increase. Subject to any adjustments as necessary to implement any Capitalization Adjustments, the number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each fiscal year beginning with the 2024 fiscal year, in an amount equal to the least of (i) [*] shares of Common Stock, (2) a number of shares of Common Stock equal to five percent (5%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (3) such number of shares of Common Stock determined by the Plan administrator no later than the last day of the immediately preceding fiscal year.

(ii)        Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; and (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock).

(iii)        Reversion of Previously Issued Shares of Common Stock to Share Reserve. Any shares of Common Stock previously issued pursuant to an Award that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares of Common Stock and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan..

3.    Eligibility and Limitations.

(a)        Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b)        Specific Award Limitations.

(i)        Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)        Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise

Annex D-1

does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)        Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv)        Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c)        Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(a).

(d)        Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $________ in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $___________ in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date.

4. Options and Stock Appreciation Rights. Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a)        Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified herein or in the Award Agreement.

(b)        Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c)        Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i)        by cash or check, bank draft or money order payable to the Company;

Annex D-2

(ii)        pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)        by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)        if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)        in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d)        Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the aggregate strike price of such SAR with respect to the number of Common Stock equivalents that are vested and being exercised. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e)        Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i)        Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii)        Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

Annex D-3

(f)        Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)        Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h)        Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within three (3) months following such termination of Continuous Service, unless another period of time is provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)). Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i)        Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j)        Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k)        Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

Annex D-4

5.    Awards Other Than Options and Stock Appreciation Rights.

(a)        Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i)        Form of Award.

(1)        RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2)        RSUs: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii)        Consideration.

(1)        RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2)        RSU: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii)        Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv)        Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

Annex D-5

(v)        Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi)        Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b)        Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c)        Other Awards. Other Equity-Based Awards and Other Cash-Based Awards may be granted to Participants, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Board shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Board may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award.

6.    Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)        Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments in a matter that it deems equitable in its sole discretion, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b)        Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)        Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise explicitly provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)        Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its

Annex D-6

parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by, and whether there will be any such assumption, continuation or substitution will be determined by, the Board.

(ii)        Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate for no consideration if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii)        Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate for no consideration if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)        Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction (as determined by the Board in its sole discretion), the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise. In the event the exercise price payable by such holder in connection with such exercise equals or exceeds the value of the property the holder would have received upon the exercise of the Award, the Board, in its sole discretion, may provide for the cancellation of the Award without any consideration payable to the holder thereof.

(d)        Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e)        No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of

Annex D-7

options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.    Administration.

(a)        Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below. Actions or decisions of the Board under the Plan need not be uniform with respect to all Participant and/or Awards.

(b)        Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)        To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii)        To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii)        To settle all controversies regarding the Plan and Awards granted under it.

(iv)        To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v)        To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi)        To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)        To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)        To submit any amendment to the Plan for stockholder approval.

(ix)        To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

Annex D-8

(x)        Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)        To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii)        To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (2) any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that except for any adjustment contemplated by Section 6(a) through (c), or otherwise in connection with a corporate transaction involving the Company (including without limitation any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), no outstanding Options or SARs shall be amended to reduce their exercise price or base price, and no outstanding Options or SARs with an exercise price or base price less than current Fair Market Value shall be cancelled in exchange for cash, other Awards or Options or SARs with an exercise price or base price that is less than the exercise price or base price of the original Options or SARs without the approval of the stockholders of the Company.

(c)        Delegation to Committee.

(i)        General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. In the event of such delegation, all references herein to the Board shall be deemed references to the Committee, except with respect to amendment or termination of the Plan. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)        Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee (or a subcommittee thereof) that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee (or a subcommittee) meeting such requirements to the extent necessary for such exemption to remain available.

(d)        Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee with respect to the Plan or any Awards granted under it (including any Award Agreements) will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e)        Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such

Annex D-9

Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.    Tax Withholding

(a)        Withholding Authorization. All Awards and payments thereunder shall be subject to applicable tax withholding. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b)        Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c)        No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d)        Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.    Miscellaneous.

(a)        Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b)        Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

Annex D-10

(c)        Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d)        Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e)        No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f)        Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(g)        Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(h)        Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(i)        Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

Annex D-11

(j)        Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(k)        Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(l)        Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.

(m)        Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(n)        Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.  Covenants of the Company.

(a)        Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.  Severability. If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Annex D-12

12.  Termination of the Plan. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13.  Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)        “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(b)        “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)        “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(d)        “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(e)        “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(f)        “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(g)        “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h)        “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of (or attempted commission of), or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s material violation or breach of any contract or agreement between the Participant and the Company or any Affiliate (including, without limitation, any covenant of confidentiality, noncompetition or nonsolicitation) or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (iv) such Participant’s gross or willful misconduct; (v) such Participant’s conviction of, or plea of nolo contendere to, a felony or crime of moral turpitude; or (vi) the Participant’s exhibition of a standard of behavior during the course of or related to the Participant’s employment or other engagement with the Company or any Affiliate that is disruptive to the orderly conduct of the Company’s or any Affiliate’s business operations, including, without limitation, substance abuse, sexual harassment or sexual misconduct or other unlawful harassment or retaliation. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the

Annex D-13

Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i)        “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i)        any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)        there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)        there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)        individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant that is specifically intended to apply to an Award granted under the Plan shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

Annex D-14

(j)        “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k)        “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l)        “Common Stock” means the Class A Common Stock of the Company.

(m)        “Company” means [Combined Company Name], a Delaware corporation.

(n)        “Compensation Committee” means the Compensation Committee of the Board.

(o)        “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p)        “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service (unless otherwise determined by the Board in its sole discretion); provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service (unless otherwise determined by the Board in its sole discretion). To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q)        “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(r)        “Director” means a member of the Board.

Annex D-15

(s)        “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t)        “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u)        “Effective Date” means __________, 2023.

(v)        “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w)        “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x)        “Entity” means a corporation, partnership, limited liability company or other entity.

(y)        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z)        “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa)        “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb)        “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

Annex D-16

(cc)        “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(dd)        “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee)        “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ff)        “Merger Agreement” means that certain Merger Agreement by and among Nubia Brand International Corp., Nubia Merger Sub, Inc. and Honeycomb Battery Company dated as of February 16, 2023.

(gg)        “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh)        “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ii)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(jj)        “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(kk)        “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ll)        “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(mm)        “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(nn)        “Other Award” or “Other Awards” means Other Equity-Based Awards and Other Cash Awards.

(oo)        “Other Cash-Based Award” means an Award that is granted under Section 5(c) of the Plan that is denominated and/or payable in cash.
Annex D-17

(pp)        “Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, or RSU Award that is granted under Section 5(c) of the Plan and is (i) payable by delivery of shares of Common Stock and/or (ii) measured by reference to the value of a share of Common Stock.

(qq)        “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(rr)        “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ss)        “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(tt)        “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(uu)        “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(vv)        “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

Annex D-18

(ww)        “Plan” means this [Combined Company Name] 2023 Long-Term Incentive Plan, as amended from time to time.

(xx)        “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity and/or long-term incentive programs.

(yy)        “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified herein or in the Participant’s Award Agreement.

(zz)        “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(aaa)        “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb)        “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ccc)        “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ddd)        “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(eee)        “Rule 405” means Rule 405 promulgated under the Securities Act.

(fff)        “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(ggg)        “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(hhh)        “Securities Act” means the Securities Act of 1933, as amended.

(iii)        “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(jjj)        “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(kkk)        “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

Annex D-19

(lll)        “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(mmm)        “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(nnn)        “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

Annex D-20

Annex E

Private and confidential Nubia Brand International Corp. 13355 Noel Road Suite 1100 Dallas, TX 75240	2 February 2023

Fairness Opinion Letter

We understand that Nubia Brand International Corp. (“Nubia”) entered into a non-binding Letter of Intent on 8 December 2022 (the “Original Agreement”), among Honeycomb Battery Company, and Global Graphene Group, “The Company”, or “The Group”. The Original Agreement has an updated purchase consideration of 70 million Company common shares valued at $10.00 per share. The Agreement also contains provisions for three tranches of earn-out shares of the newly merged entity contingent upon share price targets: a first tranche of 5 million earn-out shares, a second tranche of 7.5 million earn-out shares, and a third tranche of 10 million earn-out shares.

The terms and conditions of the Transaction are more fully set forth in the Original Agreement.

Nubia has engaged EverEdge Global Ltd. (“EverEdge”) as an independent valuation expert for the purpose of issuing an assessment of the fairness of the Transaction from a financial point of view for the shareholders of Nubia (“Fairness Opinion”).

To provide this Fairness Opinion, we have performed the necessary analyses, giving consideration, to the following information:

•     The financial terms and conditions of the Letter of Intent (the “LOI”) dated 8 December 2022, with Honeycomb Battery Company, and Global Graphene Group (the “Sellers”);

•     Management financial forecasts for a period of 8 years and provided by the Management of Honeycomb Battery Company (“Honeycomb Forecasts”);

•     Honeycomb Battery Company draft financial statements for the years ending 31 December 2020 and 31 December 2021, and the quarter ending 30 September 2022;

•     January 2023 Corporate Presentation Decks prepared by the management of Honeycomb Battery Company;

•     Honeycomb Battery Company corporate structure prepared by the Management of Honeycomb, dated 5 December 2022;

•     Other available public information (i.e., various equity analyst reports, annual reports, and public information about comparable companies), information available from the virtual data room and relevant market data from knowledge databases such as FactSet;

•     Confirmation with management key assumptions around discount rate, industry EV/EBITDA multiples, and working capital and found them to be reasonable based on industry research;

•     Confirmation with management on the location of the facilities to be constructed and associated costs which were found to be in line with similar structures in similar geographies;

•     Management forecasts for battery components and associated costs in use in the EV industry.

Annex E-1

In addition, we have performed the value calculations and financial analyses that we have deemed necessary to provide the opinion below.

In our assessment we have relied upon the correctness and completeness of the information provided by Honeycomb Battery Company without independent verification. We have relied upon the assurances of the Management of Honeycomb Battery Company that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Honeycomb Battery Company Forecasts, we have been advised by Honeycomb, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Honeycomb Battery Company as to the future financial performance of Honeycomb. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Honeycomb Battery Company, nor have we made any physical inspection of the properties or assets of Honeycomb. We have not evaluated the solvency or fair value of Honeycomb Battery Company under any laws relating to bankruptcy, insolvency, or similar matters. We have assumed that the Transaction will be completed in accordance with its terms stated the Revised Agreement without further waiver, modification or amendment of any material term, condition or agreement after 8 December 2022 and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Honeycomb or the contemplated benefits of the Transaction. We are not responsible for conclusions based on erroneous or incomplete information provided to us.

Our assignment was finalized on 2 February 2023, after a period of comments from the Fairness Opinion Review Board of Nubia. Any events or information occurring after this date have not been subject to consideration.

EverEdge is retained by Nubia to provide this Fairness Opinion in connection with the Transaction and will receive a fixed fee for its services. EverEdge’s fee is not contingent upon, or related to, the size of the Transaction consideration, or whether the Transaction is consummated.

We are providing this Fairness Opinion to Nubia who may use this document only in its entirety in the communication with the shareholders of Nubia concerning the Transaction. Our opinion expressed below must not be construed as a recommendation as to whether the shareholders of Nubia should approve the Transaction.

Annex E-2

Fairness Opinion Conclusion

Based on the work performed by EverEdge, and on the statements above, we are of the opinion that the proposed Transaction, on the date of issue of this document, is fair from a financial point of view for the shareholders of Nubia.

Yours sincerely,

Tyler Capson
Chartered Valuer and Appraiser (CVA #100150)
Managing Director
EverEdge Global Ltd.

Primary Reviewer:	Secondary Reviewer:
Kevin Mays	Amy Cheng
Director	Director of Finance
EverEdge Global Ltd.	EverEdge Global Ltd.

For further information please contact:

EverEdge Global

101 S. Tryon Street Suite 2700

Charlotte, NC 28280

Annex E-3

Annex F

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made by and between Global Graphene Group, Inc., a Delaware corporation (“Contributor”), and Honeycomb Battery Company, an Ohio corporation and wholly owned subsidiaryw of Contributor (“Assignee”), and is effective as of [•], 2023. Contributor and Assignee are sometimes collectively referred to hereafter as the “Parties” and each individually as a “Party”.

WHEREAS, Contributor is in the process of selling (the “Sale”) its business of researching, developing and manufacturing battery components and materials, batteries, and related energy storage products, all for the automotive electric vehicle and other markets (as conducted by Contributor and its Subsidiaries, the “Business”), pursuant to a Merger Agreement, by and among Assignee, Nubia Brand International Corp., a Delaware corporation, and Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Parent (the “Merger Agreement”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement).

WHEREAS, prior to the Sale, Contributor is required to contribute and transfer all of its right, title and interest in, to and under those assets set forth in Section 1 (collectively, the “Contributed Assets”) and the Assumed Liabilities (as hereinafter defined) to Assignee (collectively, the “Contribution”).

WHEREAS, in connection with the Sale, Contributor and Assignee shall enter into that certain Shared Services Agreement, dated as of the date hereof (the “Shared Services Agreement”).

WHEREAS, for U.S. federal and applicable state income tax purposes, the Parties hereto intend that the Contribution shall qualify either as a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”).

WHEREAS, Assignee desires to accept the Contributed Assets and the Assumed Liabilities to be transferred to it hereunder.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the undersigned, intending to be legally bound, agree as follows:

1. Transfer to Assignee. Contributor hereby irrevocably contributes, transfers, grants, conveys, assigns and delivers to Assignee all of Contributor’s right, title and interest in, to and under all of the following assets (other than Retained Assets (as hereinafter defined)), including the following types of assets, free and clear of all Liens (other than Permitted Liens), to have and to hold the same unto Assignee, its successors and assigns, forever:

a. all right, title and interest with respect to the real property set forth on Schedule 1 attached hereto;

b. all tangible personal property, including all equipment, machinery, furniture, fixtures (and all lease rights associated with any of the foregoing to the extent legally assignable) set forth on Schedule 2 attached hereto;

c. all right, title and interest with respect to all Intellectual Property used in the Business, including the Patents and related Intellectual Property set forth in the Patent Assignment (as defined below);

d. all right, title and interest under all Contracts set forth on Schedule 3 attached hereto;

e. all accounts receivable, trade receivables, notes receivable, contingent rights, deposits, advances and other receivables and all bank or savings accounts set forth on Schedule 4 attached hereto;

f. all rights of the Contributor in and to any Permits relating to the Business, to the extent assignable;

g. 100% of the issued and outstanding stock of Angstron Energy Company, an Ohio corporation and wholly owned subsidiary of Contributor; and

h. all warranties, indemnities or other rights and causes of action relating to the Contributed Assets.

Annex F-1

Assignee hereby accepts the sale, transfer, conveyance, assignment and delivery of all of the foregoing Contributed Assets.

2. Retained Assets. All assets, properties and rights of Contributor other than the Contributed Assets (including, for the avoidance of doubt, all employees, Plans and any assets held thereunder) (collectively, the “Retained Assets”) shall be retained by Contributor are not being contributed or assigned hereunder.

3. Assumption of Liabilities. Subject to the terms and conditions set forth herein, Assignee hereby assumes and agrees to pay, perform and discharge when due any and all liabilities and obligations of Contributor arising out of or relating to the Contributed Assets as utilized in the Business that first arise after the effective date of the Contribution and any of those liabilities that are reflected in the balance sheet of the Business on the effective date of the Contribution, as long as the liabilities reflected in such balance sheet are consistent with past practice (as (the “Assumed Liabilities”). Assignee shall not assume and shall not be responsible to pay, perform or discharge any liabilities of Contributor of any kind or nature whatsoever other than the Assumed Liabilities including (without limitation) (i) Tax liabilities of Contributor for any taxable period (or portion thereof) ending on or prior to the date hereof, including any liabilities arising from or relating to the Federal Tax Lien filed against Contributor under File #2020-00063210 however assessed (“Excluded Tax Liabilities”) and (ii) any liabilities of Contributor relating to or arising out of the Retained Assets. For the avoidance of doubt, liabilities arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby shall be allocated as set forth in Section 11.5 of the Merger Agreement.

4. Covenants Regarding Certain Intellectual Property. Contributor hereby covenants that it will not directly or indirectly, commence, maintain, or prosecute any action or proceeding in, of, or before any court of competent jurisdiction against Assignee based upon an assertion of direct or indirect patent infringement of any claim of any of the patents identified on Schedule 6 (the “G3 Special Patents”) by any product manufactured, used, offered for sale, sold, imported, or otherwise transferred by Assignee or by any method or process used by Assignee in manufacturing a product. Assignee covenants not to directly or indirectly, commence, maintain, or prosecute any action or proceeding in, of, or before any court of competent jurisdiction or applicable governmental patent or intellectual property office asserting that any claim of any of the G3 Special Patents is in any way invalid or unenforceable. The parties hereto agree and acknowledge that a license agreement will be entered into whereby Assignee will receive a royalty-free, non-exclusive license to the G3 Special Patents.

5. Tax Treatment. For U.S. federal income tax purposes, the Contribution is intended to qualify for the Intended Tax Treatment. The Parties to this Agreement hereby agree to file and retain such information as shall be required under Treasury Regulation Section 1.351-3. No Party shall (and no Party shall permit or cause its respective Affiliates to) take any action, or fail to take any action, that could reasonably be expected to cause the Contribution to fail to qualify for the Intended Tax Treatment. The Parties intend to report and, except to the extent otherwise required by a change in law, shall report, for U.S. federal income tax purposes, the Contribution in accordance with the Intended Tax Treatment, unless otherwise required by a “determination” (within the meaning of Section 1313(a) of the Code (or any comparable provisions of state, local or non-U.S. Law)). Each of the Parties agrees to promptly notify all other Parties of any challenge to the Intended Tax Treatment by any taxing authority.

6. Representations and Warranties.

a.      Each Party has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and its entry into and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action. This Agreement has been duly executed and delivered by each Party and, assuming the due authorization, execution and delivery by each of the other Parties hereto, this Agreement shall constitute a legal, valid and binding obligation of the Parties, enforceable against Party in accordance with its terms, subject to the Enforceability Exceptions.

b.      The execution and delivery of this Agreement and the performance of and compliance with the terms of this Agreement such Party does not (i) conflict with or violate the terms, conditions or provisions of such Party’s organizational documents, (ii) constitute a default under or result in a breach or acceleration of,

Annex F-2

any material contract, agreement or other instrument to which such Party is a party or (iii) violate any judgment, decree or order of any court or any order or regulation of any governmental agency having jurisdiction over such Party or its assets or the businesses undertaken by it (except for such conflicts, breaches, violations, and defaults which would not have a material adverse effect on its ability to perform its obligations under this Agreement).

c.      The Contributor has good and valid title in and to, or in the case of the Leases and the assets that are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use all of the tangible assets that constitute the Contributed Assets. None of the Contributed Assets are subject to any Lien other than Permitted Liens.

d.      With respect to the 1235 McCook Property, other than as set forth in the Shared Services Agreement, Contributor hereby represents and warrants as of the date hereof and as of immediately prior to the Contribution as follows: (i) the Contributor has good and marketable fee simple title to the 1235 McCook Property, free and clear of all Liens, except for Permitted Liens, (ii) there are no leases, subleases, licenses, or other agreements entered into by the Contributor granting to any Person the right of use or occupancy of any portion of the 1235 McCook Property, except for those constituting Permitted Liens, (iii) the Contributor has not received written notice of any, violation of or default under (including any condition that with the passage of time or the giving of notice would cause such a violation or default under) any restrictive covenants or contract affecting the 1235 McCook Property; (iv) the Contributor has delivered to Assignee true, correct and complete copies of all vesting deeds, title insurance policies and exception documents, surveys, zoning reports and similar reports to the extent in its possession or control, (v) the Contributor is in exclusive possession of 1235 McCook Property and has all easements, licenses, permits or other rights required by applicable law for the current use and occupancy of 1235 McCook Property and as are necessary for the conduct of the business of the Contributor thereon as currently conducted by the Contributor.

e.      Except for the representations and warranties relating to title set forth in Section 5(c) and the representation and warranties related to the 1235 McCook Property set forth in Section 5(d) above, Assignee understands, acknowledges and agrees that it is accepting the Contributed Assets in their “AS IS” “WHERE IS” condition, without representations or warranties of any kind, whether express or implied, statutory or at common law, including (without limitation), the implied warranties of merchantability and fitness for a particular purpose, which Contributor expressly disclaims.

7. Conveyance Instruments. Contributor and Assignee covenant and agree to take such actions and do such things as reasonably requested by the other Party, including (without limitation) to execute and deliver, or cause to be executed and delivered, all such further deeds, assignments, stock transfer powers, agreements, instruments and documents evidencing or confirming the sale, assignment and transfer to Assignee of the Contributed Assets, including a bill of sale with respect to the transfer of any tangible personal property and an assignment and assumption agreement.

8. Further Assurances. From and after the date hereof, each Party shall use its commercially reasonable efforts to, from time to time, execute and deliver (or cause to be executed and delivered) such other documents, certificates, agreements and other writings (without additional consideration), and take such other actions as may be reasonably necessary or reasonably requested by the other Party in order to consummate, evidence or implement expeditiously the transactions contemplated by this Agreement and the documents contemplated hereby. In furtherance of the foregoing, promptly following the date hereof, Contributor will cause all bank accounts in the name of Contributor set forth on Schedule 4 to be transferred to Assignee (and change all authorized signatories on such accounts to those designated by Assignee). Contributor shall further use commercially reasonable efforts to obtain all required consents, permits and approvals from parties to any Contracts set forth on Schedule 3 in form, and upon terms and conditions, reasonably satisfactory to Assignee.

9. Limited Power of Attorney. Contributor hereby constitutes and appoints Assignee the true and lawful attorney of Contributor, with full power of substitution, in the name of Assignee: (a) to demand and receive from time to time any and all of the Contributed Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (b) to change the authorized signatories on the Contributed Account

Annex F-3

and to change the owner/beneficiary thereof; (c) to institute, prosecute, compromise and settle any and all actions or proceedings that Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Contributed Assets; (d) to defend or compromise any or all actions or proceedings in respect of any of the Contributed Assets; and (e) to do all such acts and things in relation to the matters set forth in the preceding clauses (a) through (d) as Assignee shall deem desirable. Contributor hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason.

10. Employee Matters. On or before the Closing Date, Contributor shall terminate the employment of the individuals set forth on Schedule 5 attached hereto, and Assignee shall offer employment to those individuals on substantially the same terms as of immediately prior to the Closing Date.

11. Patent Assignment Agreement. To effect the transfer of the Patents the Contributor has delivered to Assignee, the Patent Assignment, dated as of February 8, 2023 (the “Patent Assignment”).

12. Limited Indemnity. Contributor shall indemnify, defend, and hold harmless Parent, the Assignee and their respective officers, directors, employees, affiliates, agents, and representatives from and against all losses, liabilities, claims, damages, actions, judgments, fines, penalties, expenses, or costs (including court costs and reasonable attorneys’ fees) (“Damages”) arising out of or in connection with the Excluded Tax Liabilities. Assignee shall be entitled to recover any such Damages first, by offsetting the amount of any Damages from the Holdback Shares pursuant to Section 3.5 of the Merger Agreement and second, directly from the Contributor.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of, and not the conflicts of laws provisions of, the State of Delaware, except that all disputes concerning patents, including inventorship shall be governed by U.S. patent law.

14. Miscellaneous. This Agreement may be executed in any number of counterparts (including by way of electronic transmission), each of which will be deemed an original, but all of which together will constitute one and the same instrument. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part has been severed and deleted.

(Signature page follows)

Annex F-4

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Contribution Agreement to be duly executed, as of the day and year first written.

CONTRIBUTOR
GLOBAL GRAPHENE GROUP, INC.
By:
Name:
Title:
ASSIGNEE
HONEYCOMB BATTERY COMPANY
By:
Name:
Title:

[Signature Page to Contribution Agreement]

Annex F-5

Annex G

SUPPLY AND LICENSE AGREEMENT

This Supply and License Agreement (this “Agreement”) is made by and between Global Graphene Group, Inc., a Delaware corporation (“G3”), Angstron Materials, Inc., an Ohio corporation (“AMI”), and Honeycomb Battery Company, an Ohio corporation (“Customer”), and is effective as of [•], 2023 (the “Effective Date”). G3, AMI and Customer are sometimes collectively referred to hereafter as the “Parties” and each individually as a “Party”.

WHEREAS, G3 wishes to sell (and/or cause its direct and indirect subsidiaries, including AMI, (the “G3 Designees”) to sell), and Customer wishes to purchase (and/or cause its direct and indirect subsidiaries (the “Customer Designees”) to purchase), the Graphene and Graphite Products (as defined herein), on the terms and subject to the conditions outlined in this Agreement; and

WHEREAS, in connection with the foregoing, G3 (and/or the G3 Designees) wish to license to Customer (and/or the Customer Designees), and Customer (and/or the Customer Designees) wish to license from G3 (and/or the G3 Designees), the G3 Intellectual Property.

NOW, THEREFORE, for and in consideration of the mutual promises outlined in this Agreement, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which the Parties acknowledge, the Parties hereby agree as follows:

1. Certain Definitions. The following terms shall have the meanings set forth herein:

a. “Battery” means devices in which chemical energy is converted into electrical energy and that are used as a source of electrical power.

b. “Battery-Related Product” means Batteries and components used in Batteries.

c. “Graphene and Graphite Products” means graphene-based materials set forth on Schedule B (as same may be amended from time to time by G3) (including graphene oxide, reduced graphene oxide, pristine graphene, functionalized graphene and biomass derived graphite materials) manufactured or distributed by G3 and/or the G3 Designees.

d. “G3 Intellectual Property” means the patents set forth on Schedule A attached hereto as well as all proprietary, non-public and/or confidential information relate thereto, in each case owned by G3 and/or the G3 Designees.

e. “Taxes” means charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any excise, sales, use, value added, goods and services, transfer, import, export, documentary, conveyancing or similar taxes or expenses), together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

f. “Taxing Authority” means any means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising executive, legislative, judicial, regulatory or administrative functions (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction responsible for the collection, assessment or imposition of any Tax or the administration of any law relating to any Tax.

2. Supply of Graphene and Graphite Products and License of G3 Intellectual Property. During the Term (as defined herein), and subject to the terms and conditions of this Agreement:

a. Supply of Graphene and Graphite Products. G3 shall provide, or cause to be provided by the G3 Designees, to the Customer and the Customer Designees, and the Customer shall, and shall cause the Customer Designees to, purchase from G3 or the G3 Designees, the Graphene and Graphite Products set forth on Schedule B (as same may be amended from time to time by G3).

Annex G-1

b. License of G3 Intellectual Property.

(i)     Subject to the terms and conditions of this Agreement, G3 hereby grants to Customer during the Term and perpetually thereafter an irrevocable, non-exclusive, royalty-free, non-transferable (except as provided in Section 20(d)), sublicensable (as provided in Section 2(b)(ii)) license under the G3 Intellectual Property solely to: (A) make, have made, use, and import Graphene and Graphite Products; (B) perform methods and processes using Graphene and Graphite Products to manufacture Battery-Related Products; and (C) make, have made, use, offer to sell, sell, and import such Battery-Related Products.

(ii)    Customer may not grant sublicenses under this Agreement, except that Customer may grant a sublicense of any of its rights under this Agreement to one or more of the Customer Designees, provided that: (A) Customer shall ensure that each sublicensee complies with the applicable terms and conditions of this Agreement, including a written acknowledgement of the confidentiality obligations of this Agreement; and (B) any act or omission of a sublicensee that would be a material breach of this Agreement if performed by Customer will be deemed to be a material breach by Customer.

(iii)   G3 hereby reserves all rights not expressly granted to Customer under this Agreement.

(iv)   G3 has the sole right, in its discretion and at its expense, to file, prosecute, and maintain all patents and applications under the G3 Intellectual Property and any Improvements (as defined below). Customer shall provide, at the request of G3 and at G3’s sole expense, all necessary assistance with such filing, maintenance, and prosecution.

(v)    As between the Parties, any improvement, enhancement, or other modification of the inventions, technology, or other subject matter claimed or disclosed in any of the G3 Intellectual Property, whether or not patentable or reduced to practice, made by G3, G3 Designees, by Customer, by Customer Designee, on behalf of Customer or a Customer Designee, or jointly by any of the foregoing (“Improvement”) shall be owned by G3. Customer shall and shall cause each Customer Designee to immediately notify G3 of any Improvement made by Customer, Customer Designee, or on behalf of Customer or a Customer Designee. Customer hereby assigns to G3 all of its and shall cause any Customer Designee or any other party working on behalf of Customer or a Customer Designee to assign all of its right, title, and interest it may have in and to all Improvements, including all rights to apply for any intellectual property rights with respect to such Improvement and all enforcement rights and remedies for past, present, and future infringement thereof and all rights to collect royalties and damages therefor. All patent applications filed by G3 with respect to any Improvement and all patents issuing therefrom shall automatically be included in the G3 Intellectual Property and subject to the license granted to Customer under Section 2(b)(i). Notwithstanding the foregoing, the prior written consent of Customer shall be required (such consent not to be unreasonably withheld, conditioned or delayed) to the extent G3 intends to incorporate Improvement(s) or license Improvement(s) to any third-party wherein at least one (1) inventor of such Improvement is employed by any of Customer, by Customer Designee, on behalf of Customer or a Customer Designee, into any product developed or manufactured and marketed for use in the electric battery industry. In no event shall Dr. Bor Jang or Aruna Zhamu be deemed to be employed by or on behalf of Customer or any Customer Designee for purposes of this Section 2(b). At the request of G3, Customer, Customer Designee, or a party working on behalf of Customer or a Customer Designee shall promptly execute and deliver such documents as may be necessary or desirable for effecting and perfecting the foregoing assignment of rights.

(vi)   G3 shall, at its option, make all necessary filings to record an assignment of rights in any Improvement with the United States Patent and Trademark Office and in the corresponding offices or agencies in any and all countries where it may be required under applicable law, including as a prerequisite to enforcement of the G3 Intellectual Property or enforceability of this Agreement in the courts of such countries. Customer shall and shall cause Customer

Annex G-2

Designees and any party working on behalf of Customer or Customer Designee assist G3 in any such actions described in this Section, and any recordation fees and related costs and expenses shall be at G3’s expense.

(vii)  Customer shall (and shall cause each Customer Designee to) promptly notify G3 in writing of any actual, suspected, or threatened infringement of any G3 Intellectual Property by any third party of which it becomes aware. G3 has the sole right, in its discretion, to bring any action or proceeding with respect to any such infringement, and to defend any declaratory judgment action concerning any G3 Intellectual Property, and to control the conduct of any such action or proceeding (including any settlement thereof). Customer shall (and shall cause each Customer Designee to) provide G3 with all assistance that G3 may reasonably request, at G3’s expense, in connection with any such action or proceeding. G3 will be entitled to retain any monetary recovery resulting from any such action or proceeding (including any settlement thereof) for its own account.

3. Pricing.

a. Pricing of Graphene and Graphite Products. Customer shall pay G3 or the applicable G3 Designee for Graphene and Graphite Products ordered during the Term in accordance with the prices set forth on Schedule B or as specified from time to time, as applicable, in each case subject to the terms of this Agreement. Prices for Graphene and Graphite Products shall exclude all Taxes. The Customer shall be responsible for all other Taxes with respect to the Graphene and Graphite Products. G3 covenants and agrees that pricing for the Graphene and Graphite Products pursuant to this Section 3(a) shall be equal to or lower than the prices G3 charges for the Graphene and Graphite Products to other customers for the Graphene and Graphite Products in substantially the same volume and under the same terms. During the Term of this Agreement, G3 agrees that Customer shall be allowed the full benefit of any and all lower prices for the sale of the Graphene and Graphite Products in the substantially similar quantities described in this Agreement that are provided to other customers.

b. Price Changes. G3 may change the list prices of its products in accordance with its customary policies, to reflect such matters as G3 deems appropriate, including increases in raw material, commodity or labor costs, changes to applicable statutes, rules, orders, or regulations; provided, however, any such changes shall comply with Section 3(a) hereof. An updated list of prices on Schedule B shall be provided to Customer no less frequently than on an annual basis.

4. Exclusivity. Each Party acknowledges and agrees that this Agreement does not create an exclusive supply relationship between G3 and Customer regarding the supply of Graphene and Graphite Products by G3 or G3 Designees to the Customer and/or the Customer Designees. G3 shall have the right to provide third parties with Graphene and Graphite Products in its sole discretion. The Customer and/or the Customer Designees may themselves manufacture Graphene and Graphite Products or purchase Graphene and Graphite Products from third parties for use in manufacturing Battery-Related Products. In no event shall the Customer and/or the Customer Designees (i) manufacture any Graphene and Graphite Products other than for exclusive use in Customer and/or Customer Designee’s Battery-Related Products and (ii) to the extent Customer and/or a Customer Designee manufactures any Graphene and Graphite Products, such Graphene and Graphite Products shall not under any circumstances be resold, provided, or otherwise transferred to any third party.

5. Purchase Orders; Lead Times.

a. Purchase Orders. Customer shall submit a purchase order (each a “Purchase Order”) for Graphene and Graphite Products desired to be supplied by G3 or a G3 Designee hereunder from time to time during the Term. Each Purchase Order will provide in reasonable detail (including product numbers if applicable) the type of product, price, required date of receipt and quantity of Graphene and Graphite Products and any other information as is reasonably deemed necessary by G3 (the foregoing, “Required Purchase Order Terms”). Other than with respect to any Required Purchaser Order terms, the terms of any Purchase Orders, acceptances, correspondence, memoranda, listing sheets, or documents forming part of any order or acceptance for Graphene and Graphite Products during the Term shall not govern any transaction under this Agreement; rather the terms of this Agreement shall govern and prevail, and any conflicting and/or additional terms and conditions of any such documents shall be deemed deleted and shall not be binding upon the Parties.

Annex G-3

b. Lead Times.

(i)     Standard Purchase Orders. For Purchase Orders for Graphene and Graphite Products that are received by G3 or a G3 Designee at least twenty (20) business days prior to requested delivery, G3 or such G3 Designee will make delivery within twenty (20) business days. The Customer shall be responsible for all freight and insurance costs related to such Purchase Order.

(ii)    Expedited Purchase Orders. For Purchase Orders for Graphene and Graphite Products that are received by G3 or a G3 Designee fewer than twenty (20) business days prior to the requested delivery date, such Purchaser Orders shall be binding on Customer and G3 or such G3 Designee will make reasonable efforts to make delivery by the requested delivery date, but G3 or such G3 Designee shall not have any liability if the ordered Graphene and Graphite Products are not delivered earlier than twenty (20) business days after G3 or such G3 Designee receipt of the applicable Purchase Order. The Customer shall be responsible for all freight and insurance costs related to such Purchase Order.

6. Invoices & Payment.

a. G3 or an applicable G3 Designee shall invoice Customer for Graphene and Graphite Products at the time of shipment.

b. The Customer (or applicable Customer Designee) will pay G3 all undisputed amounts for Graphene and Graphite Products within thirty (30) days after receiving the applicable shipment from G3 or a G3 Designee. All such amounts are to be paid electronically (i.e., by ACH) in immediately available Dollars. In the event that any amount due hereunder is not paid when due, such amount shall accrue interest from the date due at a rate of one and one-half percent (1-1/2%) per month; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit any Party from exercising any other rights it may have as a consequence of such late payment.

7. Disputed Invoices. In the event of a good faith dispute regarding any fees for Graphene and Graphite Products delivered to Customer hereunder, Customer shall pay the fees that are not in dispute within the applicable payment term and shall provide written notice of the dispute to G3 within thirty (30) days of receipt of the invoice. Such notice shall identify the disputed charges, including an explanation of the basis for the dispute, and a proposed resolution. The Parties shall use commercially reasonable efforts to resolving all disputes in good faith within ten (10) business days of the date of G3’s receipt of the written notice of the disputed invoice.

8. Delivery; Title and Risk of Loss. All shipments of Graphene and Graphite Products, regardless of responsibility for freight and insurance costs, shall be FOB shipping point with Title and Risk of Loss to all Graphene and Graphite Products passing to Customer at the time and place of shipment.

9. Acceptance of G3 Products; Right to Inspect. Customer or a Customer Designee may reject and refuse to pay for Graphene and Graphite Products that have been damaged during storage or handling prior to being delivered to Customer or its designee, or are otherwise not in compliance with the terms and conditions of this Agreement (including Graphene and Graphite Product specifications); provided, that, Customer must notify G3 or the applicable G3 Designee in writing of any Graphene and Graphite Products it elects to reject, and a reasonable description regarding the basis for such rejection, within five (5) business days of the date of delivery. G3, in its sole discretion, may either refund to Customer the cost of the rightfully rejected Graphene and Graphite Products or replace rightfully rejected Graphene and Graphite Products at G3’s expense (and any such replacement also would be subject to the terms hereof). The Customer shall hold all rejected Graphene and Graphite Products in a secure and safe manner for inspection by G3 or its representatives. In the event that G3 requests that rejected Graphene and Graphite Products be returned to G3, G3 shall reimburse the Customer for the reasonable and documented costs incurred by Customer to return such Graphene and Graphite Products. Such refund or reimbursement shall be made within ten (10) days after G3s’ receipt of the returned Graphene and Graphite Products and completion of its inspection consistent with G3’s then current practices and terms for accepting rejected Graphene and Graphite Products.

Annex G-4

10. Product Warranties.

a. G3 represents and warrants that Graphene and Graphite Products, when shipped, will be fit for their use in the Battery-Related Products, will be of reasonable quality and free of any material defects, will meet G3’s then-current specification for such Graphene and Graphite Products. This warranty does not apply if the Customer does not apply, maintain, or otherwise use the Graphene and Graphite Products in accordance with G3’s instructions. All Graphene and Graphite Products are intended solely for use in Battery-Related Products at the applicable site for which such Graphene and Graphite Products are ordered.

b. G3’s or G3 Designees’ employees performing services hereunder (if any) in supplying Graphene and Graphite Products shall have the necessary training, experience, and skills required to perform such services and the responsibilities of the position to which such employees are assigned. G3 shall warrant all labor provided by G3 for ninety (90) days after it is provided.

c. G3 represents and warrants that the Graphene and Graphite Products and G3 Intellectual Property shall not infringe on the intellectual property rights of any third party.

Except as otherwise specifically set forth in this Agreement, G3 MAKES NO REPRESENTATIONS OR WARRANTIES AND EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO GRAPHENE AND GRAPHITE PRODUCTS OR G3 INTELLECTUAL PROPERTY INCLUDING, WARRANTIES WITH REGARD TO MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

11. Term; Termination.

a. Initial Term. This Agreement shall commence and be in full force and effect from the Effective Date and continued for an initial period of ten (10) years (the “Initial Term”).

b. Renewal Terms. Unless earlier terminated in accordance with this Agreement, after the end of the Initial Term and thereafter at the end of each Renewal Term (if any), this Agreement will automatically renew for additional one (1) year terms (each a “Renewal Term” with the Initial Term and all Renewal Terms being collectively referred to as the “Term”) unless either Party provides written notice of non-renewal at least thirty (30) days prior to the end of the Initial Term or then current Renewal Term, as applicable, in which case the Term shall expire at the end of such Initial Term or the then current Renewal Term.

c. Termination Prior to End of the Initial Term or any Renewal Term.

(i)     This Agreement shall terminate upon the occurrence of any of the following (each a “Customer Event of Default”):

a.     immediately upon written notice by G3 to Customer if any amount due and payable by Customer hereunder is not paid when due;

b.      immediately upon written notice by G3 to Customer if Customer uses G3 Intellectual Property outside of the license granted herein;

c.     thirty (30) days following delivery by G3 to Customer of written notice of any breach of this Agreement; provided, that if such breach is cured in all material respects within such thirty (30) day period, such notice of termination shall not be effective;

d.     the entry by a court or governmental agency having jurisdiction over Customer of a decree or order for relief in respect of Customer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such person, or for any substantial part of any Customer’s property or ordering the winding up or liquidation of Customer’s affairs, and such decree or order remaining unstayed and in effect for sixty (60) consecutive days; or

Annex G-5

e.      the commencement by Customer of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under any such law; or the consent by Customer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any substantial part of Customer’s property, or the filing of a pleading in any court of record admitting in writing the inability of Customer to pay its debts as they come due; or

f.      the making by the Customer of a general assignment for the benefit of creditors.

(ii)    This Agreement shall upon the occurrence of any of the following (each a “G3 Event of Default”):

a.     thirty (30) days following delivery by Customer to G3 of written notice of any breach of this Agreement; provided, that if such breach has been cured in all material respects within such thirty (30) day period, such notice of termination shall not be effective.

b.      the entry by a court or governmental agency having jurisdiction over G3 of a decree or order for relief in respect of G3 in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such person, or for any substantial part of any G3 property or ordering the winding up or liquidation of G3’s affairs, and such decree or order remaining unstayed and in effect for sixty (60) consecutive days; or

c.     the commencement by G3 of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under any such law; or the consent by G3 to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any substantial part of G3’s property, or the filing of a pleading in any court of record admitting in writing the inability of G3 to pay its debts as they come due; or

d.     the making by G3 of a general assignment for the benefit of creditors.

12. Effect of Termination. Upon termination of this Agreement:

a. G3 may, and if Customer is not in breach of any payment or other obligation hereunder, G3 shall complete the delivery of all Graphene and Graphite Products ordered by Customer pursuant to the terms of such order, and subject to the payment therefor (which payment may, at G3’s sole discretion, be required as a condition of delivery);

b. Customer shall pay all amounts then or thereafter owing to G3 pursuant to the terms of this Agreement (including any repayment of unearned incentives);

c. Customer shall purchase, at G3’s then applicable list prices, all previously delivered but unpaid for Graphene and Graphite Products (including any inventory maintained on site by G3), as determined by G3’s records or, in G3’s sole discretion, by a mutually agreed upon physical inventory;

d. Customer shall promptly return to G3, at Customer’s expense, all secondary containers, backroom equipment, and other property of G3 (if any) provided by G3 during the Term;

e. Customer shall immediately stop using, and shall remove any signage containing, any trademarks, service marks, trade names, logos, symbols or brand names of G3 or its affiliates; and

f. if terminated pursuant to Section 11(c)(i)(B), Customer shall immediately stop using the G3 Intellectual Property and return to G3 all materials regarding the G3 Intellectual Property.

Annex G-6

13. Representations and Warranties. Each Party represents and warrants to the other that:

a. Such Party has full power and authority to enter into and perform its obligations under this Agreement and is not party to any contract, agreement, promise, or undertaking that would prevent the full corporate execution and performance by it of this Agreement, and the persons executing this Agreement on behalf of such Party are duly authorized to do so and have the authority to bind such Party to this Agreement.

b. The execution and delivery of this Agreement and the performance of and compliance with the terms of this Agreement such Party does not (i) conflict with or violate the terms, conditions or provisions of such Party’s organizational documents, (ii) constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which such Party is a party or (iii) violate any judgment, decree or order of any court or any order or regulation of any governmental agency having jurisdiction over such Party or its assets or the businesses undertaken by it (except for such conflicts, breaches, violations, and defaults which would not have a material adverse effect on its ability to perform its obligations under this Agreement).

14. Confidentiality.

a. The Parties shall and shall cause their employees, agents, and representatives to treat as confidential all information and data, of whatever nature, relating to Customer (and the Customer Designees) or G3 (and the G3 Designees), including the Graphene and Graphite Product specifications, the operations of each Party and its affiliates, policies, procedures, techniques, accounts, personnel, pricing, other contractors and customers, disclosed by a Party or its representatives used by a Party or its affiliates in carrying on a Party’s business, as well as all proprietary information of a Party (collectively, “Confidential Information”).

b. No Party shall, and no Party shall permit its affiliates to, disclose any Confidential Information of the other Party, except to the extent required by law or as such recipient has a need to know such information in connection with the performance of a Party’s obligations under this Agreement.

15. Business Practices and Compliance.

a. Each Party shall comply, and direct its affiliates, and its and their respective employees, agents, and representatives to comply, all applicable laws, rules, and regulations applicable to this Agreement and its performance hereunder, including any Anti-Corruption Policy of any Customer provided in writing to G3 and with all anti-corruption laws, including the U.S. Foreign Corrupt Practices Act, applicable to the performance of this Agreement.

b. Each Party shall not, and shall direct its affiliates, and its and their respective employees, agents, and representatives not to, pay, offer or promise to pay, or authorize the payment, directly or indirectly, of any monies or anything of value to (i) any person employed by or acting for or on behalf of the Customer or any Customer Designee, or (ii) any government official or employee or any political party or candidate for political office, for the purpose of inducing or rewarding any favorable action or a business advantage for G3 or Customer (or any Customer Designee).

c. Each Party shall comply, and direct its affiliates, and its and their respective employees, agents, and representatives to comply, with applicable business any law or regulation applicable to such Party and its employees, agents, and representatives. Without limiting the generality of the foregoing, the Customer and Customer Designees shall (i) at its own expense maintain all certifications, credentials, licenses, and permits necessary to conduct its business and otherwise relating to the purchase or use of the Graphene and Graphite Products and (ii) not engage in any activity or transaction involving the Graphene and Graphite Products, by way of use or otherwise, that violates any applicable laws, rules, and regulations.

16. Indemnification.

a. Indemnification Obligation.

(i)     Each Party shall indemnify, defend, and hold harmless the other Party and its respective officers, directors, employees, affiliates, agents, and representatives from and against all losses, liabilities, claims, damages, actions, fines, penalties, expenses, or costs (including court costs

Annex G-7

and reasonable attorneys’ fees) arising out of or in connection with any third-party claim, suit, action, or proceeding relating to the indemnifying Party’s obligations, representations, warranties, or covenants under this Agreement.

(ii)    Without limiting the generality of the foregoing, Customer shall indemnify, defend, and hold harmless G3 and the G3 Designees, officers, directors, employees, affiliates, agents, and representatives from and against all losses, liabilities, claims, damages, actions, fines, penalties, expenses, or costs (including court costs and reasonable attorneys’ fees) arising out of or in connection with any third-party claim, suit, action, or proceeding relating to: (a) use by Customer or any sublicensee of any G3 Intellectual Property; (b) manufacture, use, sale, or other disposition by or on behalf of Customer or any sublicensee of any product or practice of any method or process made or performed by use of G3 Intellectual Property; and (c) Customer’s obligations pursuant to Section 18 hereof.

b. Certain Limitations of Liability. EXCEPT FOR CUSTOMER’S LIABILITY FOR INDEMNIFICATION UNDER SECTION 16(a)(ii), NEITHER PARTY NOR ITS REPRESENTATIVES IS LIABLE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR ENHANCED DAMAGES, LOST PROFITS OR REVENUES OR DIMINUTION IN VALUE, ARISING OUT OF OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF (I)WHETHER SUCH DAMAGES WERE FORESEEABLE, (II) WHETHER OR NOT IT WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND (II) THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT, OR OTHERWISE) UPON WHICH THE CLAIM IS BASED, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE. G3’S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL NOT EXCEED THE TOTAL OF THE AMOUNTS PAID TO G3 PURSUANT TO THIS AGREEMENT IN THE 12-MONTH PERIOD PRECEDING THE EVENT GIVING RISE TO THE CLAIM.

17. Notice. All notices required or permitted to be given hereunder shall be in writing duly addressed to the intended recipient at the applicable address set forth below such recipient’s signature to this Agreement (or such other address as such Party has indicated in a writing given in accordance with this Section 19) and may be delivered by hand, by email, by facsimile, by local messenger or by reputable overnight courier. Notices shall be deemed given: (a) when received if delivered by hand or local messenger; (b) when sent, if sent by email or facsimile during the recipient’s normal business hours; (c) one (1) business day after being sent, if sent by email or facsimile other than during the recipient’s normal business hours; and (d) one (1) business day after being delivered to a reputable overnight courier for next day delivery. A notice delivered by email or facsimile shall only be effective on the date set forth above, however, if the notice is also given by hand, local messenger, or courier no later than two (2) business days after its delivery by email or facsimile.

18. Environmental and Import/Export Matters.

a. With respect to all Graphene and Graphite Products received by, delivered to, or in the possession of Customer or any Customer Designees, Customer shall (a) cause all such Graphene and Graphite Products to be handled and stored in compliance with all applicable federal, state, and local laws and regulations, and (b) take all action to prevent any release into the environment of Graphene and Graphite Products. Customer, Customer Designees and their respective successors and assigns shall defend, indemnify, hold harmless and forever release G3 and its affiliates from and against any and all damages and liabilities whatsoever arising from, based upon, related to, or associated with any environmental condition or other environmental matter arising out of or related to the receipt, storage or handling of any Graphene and Graphite Products that have been or hereafter are received by Customer or a Customer Designee or delivered to a Customer or Customer Designee location, including the presence, disposal or removal of any pollutant, contaminant, or hazardous or toxic substance, waste or material of any kind regulated under any environmental law or regulation in, on or under the a Customer or Customer Designee location (whether neighboring or otherwise) in each case under any environmental laws, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §§ 9601 et. seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et. seq.), the Clean Water Act (33 U.S.C. §§ 466 et. seq.), the Safe Drinking Water Act (14 U.S.C. §§ 1401-1450),

Annex G-8

the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et. seq.), the Toxic Substance Control Act (15 U.S.C. §§ 2601-2629), the Clean Air Act (42 U.S.C. § 7401 et. seq.), the Oil Pollution Act (33 U.S.C. § 2701 et. seq.), any and all amendments to the foregoing, and all federal, state and local laws and regulations (including the laws and regulations of any foreign government or political subdivision thereof).

b. Customer agrees that Customer’s and/or Customer Designee’s use of the Graphene and Graphite Products, and any associated technical data or information, or the direct product thereof, will not violate U.S. export laws or regulations or the import laws and regulations of applicable foreign states. Following receipt of any Graphene and Graphite Products, Customer will be responsible for obtaining, recording, filing and maintaining all export and import documentation including all licenses and permits, as well as for the payment of associated fees. Customer shall appropriately label containers of all Graphene and Graphite Products in Customer’s and/or a Customer Designee’s possession which are known to constitute a health, poison, fire, environmental, safety or explosion hazard.

19. Governing Law; Jurisdiction; Waiver of Right to Jury Trial.

a. This Agreement shall be construed and governed according to those laws of the State of Delaware applicable to contracts made and to be fully performed therein, to the extent not preempted by applicable federal law, except that all disputes concerning patents, including inventorship shall be governed by U.S. patent law. The United Nations Convention for the Sale of Goods shall not apply.

b. The parties irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the State of Delaware. Each Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action, or proceeding relating to this Agreement as aforesaid, and further irrevocably waives any claim that such venue is not a convenient forum for any such suit, action, or proceeding.

c. Should either Party institute an action that in any way arises out of this Agreement or any alleged breach of this Agreement, the prevailing Party shall recover, in addition to any other relief, its costs and reasonable attorneys’ fees incurred in prosecuting or defending said action.

d. Each of the Parties hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury action arising out of or related to this Agreement.

20. Miscellaneous.

a. Trademarks. G3 (and its affiliates as may be applicable) retains the right to and ownership of the trademarks, logos, domain names, metatags, and trade names (collectively, the “Marks”) applicable to its businesses, its operations, its facilities and Products. G3 hereby grants Customer the non-exclusive, non-transferable, limited right during the term of this Agreement to use the Marks in Customer’s business solely for the purpose of advertising and promoting the sale and use of its products. Customer acknowledges that G3 retains the right to and ownership of such Marks, which Customer agrees not to contest or impair in any way.

Customer shall use the Marks only as authorized by G3 and strictly in accordance with any trademark usage terms and conditions as G3 may adopt from time to time. Customer is not authorized to use the Marks as a part of Customer’s (or Customer Designee’s) corporate name. Any misuse of the Marks by Customer shall constitute a material breach of this Agreement, and Customer and each Customer Designee agrees, jointly and severally, to indemnify G3 for all damages caused by a Customer’s breach of the G3 terms of use to its Marks. Further, Customer and Customer Designee shall timely provide G3, for G3’s review, any advertising, marketing, and/or promotional materials which include or make any use of G3’s Marks upon G3’s request.

b. Audit Rights. G3 may from time to time, upon its request, audit Customer’s records to verify inventory counts and such other information as G3 may determine is appropriate and necessary to confirm Customer’s invoices and reports. Customer shall promptly provide G3 with such access to its facilities and records as G3 may reasonably request to the above review and verification process.

c. Compliance with Laws. Each Party shall comply with all federal, state, and local laws and regulations (including the laws and regulations of any foreign government or political subdivision thereof) that are applicable to its performance hereunder. Customer shall comply with the patent marking provisions of 35

Annex G-9

U.S.C. § 287(a) by marking all products made under the G3 Intellectual Property with the word “patent” or the abbreviation “pat.” and either the relevant G3 Intellectual Property patent number or a web address that is freely accessible to the public and that lists the relevant G3 Intellectual Property patent numbers.

d. Assignment. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party; provided that no such consent shall be required in connection with either (i) the sale of all or substantially all of the equity interests of assigning Party or its direct or indirect parents, (ii) the sale of all or substantially all of the assets of assigning Party; (iii) the transfer by the assigning Party of all or substantially all of its assets to an affiliate of such assigning Party that agrees to be bound hereby or (iv) a successor to the assigning Party by reason of merger, reorganization, consolidation or operation of law. With regard to assignment of the G3 Intellectual Property either in a direct sale of all or a portion of the G3 Intellectual Property or as part of a broader transaction, G3 shall ensure that this Agreement survives any such transaction and that the assignee shall assume the obligations and maintain the rights granted under this Agreement. Any assignment of this Agreement in breach of this Agreement is void.

e. Modification. This Agreement may not be amended, supplemented, or modified in any respect without further written Agreement of both Parties, signed by their respective authorized representatives.

f. Counterparts. This Agreement may be signed in counterparts and all counterparts constitute one and the same instrument. Any hand-written signature, however transmitted, is as effective as an original.

g. No Agency. G3 shall be an independent contractor hereunder, and this Agreement shall not be construed to create any other relationship between the parties, as principal and agent, joint venturers, or otherwise. Neither Party is authorized to enter into Agreements for or on behalf of the other Party, collect any obligation due or owed to the other party, accept service of process for the other Party, or bind the other party in any manner whatever.

h. Waivers. No failure to insist, in one or more instances, upon the performance of any term of this Agreement or to enforce any right hereunder shall be construed to be a waiver or relinquishment of such Party’s right to such performance or other future performance of such term or terms or of any right hereunder. A Party’s consent to, or approval of, any act requiring such consent or approval shall not be deemed to render unnecessary the obtaining of such consent or approval of any subsequent act.

i. No Third-Party Beneficiaries. This Agreement is entered into solely between, and may be enforced only by, the Parties and their permitted successors and assigns, and this Agreement shall not be deemed to create any rights in third parties including, without limitation, suppliers and customers of a Party, or to create any obligations of a Party to any such third parties.

j. Entire Agreement. This Agreement, together with all documents referenced in this Agreement, represents the entire agreement between the Parties regarding the subject matter and supersedes all prior oral or written proposals, understandings, and other commitments between the Parties regarding the subject matter. This Agreement is binding upon and benefits the Parties, their heirs, legal representatives, successors, and permitted assigns.

k. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

l. Force Majeure. If either Party’s performance (other than a payment obligation) is prevented, hindered, or delayed by reason of cause(s) beyond such Party’s reasonable control, including war, labor disputes (including strikes and lockouts), civil disorders, governmental acts, epidemics, pandemics, quarantines, supply chain delays and disruptions, embargoes, fires, earthquakes, storms, or acts of God (“Force Majeure”), then such Party shall be excused from performance (other than payment obligations hereunder, which must be paid when due, regardless of the occurrence of any Force Majeure), to the extent that it is prevented, hindered or delayed thereby during the continuance of such cause(s) and for so long as, and to the extent that, such cause(s) prevent or delay performance hereunder. Each Party hereby agrees to

Annex G-10

reasonable efforts to promptly notify the other of any such Force Majeure event, and to provide the other a good faith description of the event and the estimated time until it shall be able to resume full performance of its obligations under this Agreement.

m. Denomination of Payment. “Dollars” or “$” means the lawful currency of the United States of America. All prices and other amounts stated herein or any exhibit or schedule attached hereto are stated in Dollars and all payments made in connection with any transaction contemplated hereunder shall be made in Dollars.

n. Survival. Section 2(b) (License of G3 Intellectual Property), Section 12 (Effect of Termination) unless this Agreement is terminated pursuant to Section 11(c)(i)(B), Section 14 (Confidentiality), Section 16 (Indemnification), Section 19 (Governing Law; Jurisdiction; Waiver of Right to Jury Trial), and this Section 20 (Miscellaneous) shall survive the termination of this Agreement, as shall any other terms and conditions set forth in these General Terms and Conditions, the MSA or the Schedules hereto which either are expressly made to survive termination or which contemplate performance by either of the Parties after the termination of this Agreement.

o. Interpretive Provisions. Unless otherwise indicated to the contrary herein by the context or use thereof: (i) all references to the preamble, recitals, Sections, Articles, Schedules or Exhibits are to the preamble, recitals, Sections, Articles, Schedules or Exhibits of or to this Agreement; (ii) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (iii) masculine gender shall also include the feminine and neutral genders, and vice versa; (iv) words importing the singular shall also include the plural, and vice versa; and (v) the word “including” shall mean “including without limitation.” Any representation or warranty contained herein as to the enforceability of a contract will be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, or other similar law affecting the enforcement of creditors’ rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Whenever this Agreement refers to a number of days, unless specified otherwise, such number will refer to calendar days.

(Signature page follows)

Annex G-11

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

“CUSTOMER”	“G3”
HONEYCOMB BATTERY COMPANY	GLOBAL GRAPHENE GROUP, INC.
By:	By:
Name:	Name:
Title:	Title:
“AMI”
ANGSTRON MATERIALS, INC.
By:
Name:
Title:
Customer Address for Notices:	G3 and AMI Address for Notices:
1235 McCook Avenue
Dayton, Ohio 45404	City/State/Zip:
Attention:	Attention:
Email:	Email:

Annex G-12

Annex H

SHARED SERVICES AGREEMENT

THIS SHARED SERVICES AGREEMENT (this “Agreement”), is entered into as of [•], 2023 (the “Effective Date”) between Global Graphene Group, Inc., a Delaware corporation with its principal place of business at 1240 McCook Avenue, Dayton, Ohio 45404 (“G3”), and Honeycomb Battery Company, an Ohio corporation with its principal place of business at 1235 McCook Avenue, Dayton, Ohio 45404 (“Honeycomb” and, together with G3, the “Parties” and each a “Party”).

RECITALS:

WHEREAS, the Parties have determined that it is in the best interests of their respective companies to enter into this Agreement to provide for the sharing of certain services on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Shared Services.

(a) Subject to the terms and conditions of this Agreement, G3, acting directly or through its Affiliates (as hereafter defined) or their respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to Honeycomb and certain of its Affiliates (as hereafter defined) the services set forth on Exhibit A and Honeycomb, acting directly or through its Affiliates or their respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to G3 and certain of its Affiliates the services set forth on Exhibit A (with any additional services provided pursuant to Section 1(b) being collectively referred to as the “Shared Services”). For purposes of this Agreement, “Affiliate” means any individual, corporation or other legal entity which either Party directly or indirectly through one or more intermediaries controls or which is controlled by or under common control with such Party and “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an individual, corporation or other legal entity, through the ownership of more than fifty percent (50%) of the voting securities.

(b) Subject to any limitations set forth in this Agreement and Exhibit A, G3 or Honeycomb, as the case may be, may request additional Shared Services from the other Party by providing written notice. Upon the mutual written agreement as to the nature, cost, duration and scope of such additional Shared Services, the Parties shall supplement in writing Exhibit A to include such additional Shared Services. In accordance with Section 4, the Parties may discontinue one or more Shared Services under this Agreement.

(c) Each Party will, in a timely manner, take all such actions as may be reasonably necessary in order to enable or assist in the provision of the Shared Services, including providing necessary information and specific authorizations and approvals.

(d) In providing the Shared Services, each of the Parties may, as it deems reasonably necessary or appropriate and upon the mutual agreement of the other Party, (i) use its personnel or those of its Affiliates, and/or (ii) employ the services of third parties to the extent such third party services are utilized to provide the Shared Services or to provide similar services to the other Party or its Affiliates, or are reasonably necessary for the efficient performance of any of the Shared Services.

(e) The Parties represent, warrant and agrees that the services provided under this Agreement shall be provided, in good faith, in accordance with law and, except as specifically provided in Exhibit A, in a manner generally consistent with the historical provision of such services and with the same standard of care as historically provided by the Party with respect to its own business. Each Party agrees to, where applicable, assign sufficient resources and qualified personnel as are reasonably required to perform the services in accordance with the standards set forth in the preceding sentence.

(f) In the event that an invention results from any Shared Services, the Parties agree that for an invention(s) developed by a shared employee, if such invention is related to the battery business, such invention, whether patentable or not, shall be assigned to Honeycomb and if such invention, whether patentable or not, relates to graphene production, such invention shall be assigned to G3.

Annex H-1

2. Compensation. The applicable provider of the Shared Services, as the case may be, shall be paid fees for the Shared Services as set forth on Exhibit A (“Fees”). Each Party agrees to collect and timely remit to the appropriate taxing authority any taxes due with respect to the services provided hereunder. Each Party shall, upon the prior written request of the other Party, provide such supporting documentation as the recipient may reasonably request with respect to the Shared Services and Fees therefore. Each Party shall invoice the other Party for the Shared Services on a monthly basis in advance, as set forth on Exhibit A. Each Party shall pay invoices for undisputed amounts within thirty (30) days after the date of receipt thereof. Amounts actually paid by one Party may be netted against amounts owed to such Party by the other Party. In the event of a dispute regarding any invoice, the disputing Party shall deliver a written statement to the other Party no later than ten (10) days prior to the date the payment is due on the invoice listing in reasonable detail all disputed items and any supporting information or documentation with respect thereto. Amounts not so disputed shall be deemed accepted and shall be paid on the date the payment is due on such invoice, notwithstanding disputes on other items. The Parties shall seek to resolve all such disputes expeditiously and in good faith.

3. Term. The term of this Agreement will begin on the Effective Date and end on the date that is the latest date that any Shared Services continue to be provided hereunder, unless earlier terminated pursuant to Section 4 (the “Term”). Sections 1(f), 2, 6 through 8, and 10 through 12 of this Agreement will survive the Term and any termination of this Agreement.

4. Right to Terminate. Notwithstanding Section 3, this Agreement may be terminated as follows: (a) either Party may terminate this Agreement upon immediate written notice if the other Party is in material breach or default with respect to any term or provision of this Agreement and fails to cure the same within thirty (30) days of receipt of notice of such breach or default; and (b) either Party may immediately terminate this Agreement upon (i) the filing of a petition by or against the other Party in any bankruptcy or other insolvency proceeding, or the seeking of any relief under any state or federal debtor relief laws, including the appointment of a liquidator or receiver for all or substantially all of such Party’s property, or (ii) the taking of any action for such Party’s winding up or dissolution.

5. Representations. Each Party represents, warrants and covenants to the other Party as follows:

(a) Authority; Enforceability. Such Party has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Agreement. This Agreement has been duly and validly executed and delivered by such Party and constitutes the valid and binding obligation of such Party, enforceable in accordance with its terms.

(b) Consents. No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required in connection with the approval, execution, delivery or performance by such Party to this Agreement.

6. Confidentiality.

(a) Each Party hereby agrees to, and shall cause its Affiliates, employees, and representatives to, treat and hold, as confidential and not disclose any non-public, confidential, or proprietary information concerning the other Party, including any customer information, notes, analyses, compilations, studies, forecasts, interpretations, or other documents or data that are derived from, contain, reflect, or are based upon any such information (the “Confidential Information”), refrain from using any of the Confidential Information, and deliver promptly to the disclosing Party, at the written request and option of the disclosing Party, all tangible embodiments (and all copies) of the Confidential Information which are in receiving Party’s possession or under the receiving Party’s control.

(b) Notwithstanding the foregoing, each Party hereby agrees to, and shall direct its Affiliates and employees to, implement policies and security measures to secure all of its Confidential Information in a manner to restrict access to such Confidential Information by the other Party. Such policies and security measures may include, without limitation, locking file cabinets and offices, requiring passwords to access computers and other technology, and prohibiting discussions involving Confidential Information in front of the other Party.

7. Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend, and hold the other Party harmless from and against any and all direct claims, liabilities, suits, causes of action, losses, and costs, including reasonable attorneys’ fees (and in no event from consequential, indirect, business loss, or similar non-direct damages) arising out of or resulting from the Indemnifying Party’s negligent performance of this Agreement or willful misconduct.

Annex H-2

8. Relationship of the Parties. It is expressly understood and agreed that this Agreement shall not cause either Party to be classified or construed as an employee, agent, partner, joint venturer or representative of the other Party for any purpose whatsoever and that all Shared Services are provided by a Party as an independent contractor. Neither Party has the right or authority to enter into any contract, warranty, guarantee or other undertaking in the name or for the account of the other Party (or such other Party’s Affiliates), or to assume or create any obligation or liability of any kind, express or implied, on behalf of the other Party (or such other Party’s Affiliates), or to bind the other Party (or such other Party’s Affiliates) in any manner whatsoever, or to hold itself out as having any right, power or authority to create any such obligation or liability on behalf of or to otherwise bind the other Party (or such other Party’s Affiliates) in any manner whatsoever (except as to any actions taken by a Party at the express written request and direction of the other Party).

9. Force Majeure. A Party shall not be held responsible for any delay in performance of any obligations hereunder resulting in whole or in part from or made impossible or impracticable by any cause beyond the reasonable control of such Party, including, but not limited to, fire, explosion, strike (other than of a party’s own labor force), adverse weather conditions, embargo or any act of God or action of any governmental authority, pandemic, government mandated shut-down, any contingency or delay or failure or cause beyond such Party’s reasonable control; provided that such Party shall use commercially reasonable efforts to fulfill its obligations hereunder without delay, and that it promptly notifies the other Party of the delay and its estimate of commencement of performance. To the extent the Party experiencing the force majeure event cannot perform under this Agreement, the other Party will be released of its obligations hereunder during such period of non-performance.

10. Notices. All notices and communications under this Agreement shall be in writing and shall be addressed to the address of the receiving Party as provided at the beginning of this Agreement. Any notice or other communication that either Party is required by this Agreement to serve on the other Party shall be sufficiently served if sent to the other Party at its address as specified in this Agreement either (a) by hand; (b) by registered or first class mail, or (c) by electronic mail transmission with confirmed receipt, first class mail or recorded delivery within twenty-four (24) hours after transmission.

11. Entire Agreement; Binding Effect. This Agreement contains the entire agreement among the Parties regarding the Shared Services and shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

12. Miscellaneous.

(a) Assignment. Neither Party shall assign, mortgage, transfer, pledge, or otherwise encumber its interest in this Agreement, in whole or in part, without the other Party’s prior written consent.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, excluding conflicts of law principles, except that all disputes concerning patents, including inventorship shall be governed by U.S. patent law.

(c) Severability. In the event that any section or part of this Agreement shall be found by a court of competent jurisdiction to be void or unenforceable, the remainder of this Agreement shall remain in full force and effect.

(d) Amendment. No amendment, addition to, alteration, modification or waiver of any part of this Agreement shall be of any effect, whether by course of dealing or otherwise, unless explicitly set forth in writing referencing this Agreement and the provision(s) to be amended, altered, modified or waived and executed by the Parties.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be construed as an original, and all of which together shall be deemed one instrument. In order to facilitate the agreements contemplated by this Agreement, signatures transmitted by facsimile machine or signatures transmitted via e-mail in a “PDF” format may be used in place of original signatures on this Agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent signed electronically and/or delivered by means of electronic mail or other means of electronic transmission shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

Annex H-3

IN WITNESS WHEREOF, the parties have caused this Shared Services Agreement to be executed as of the date first written above.

G3:
Global Graphene Group, Inc.
By:
Its:
Name:
HONEYCOMB:
Honeycomb Battery Company
By:
Its:
Name:

Annex H-4

EXHIBIT A

Annex H-5

Annex I

COMPANY SUPPORT AGREEMENT

This COMPANY SUPPORT AGREEMENT, dated as of February 16, 2023 (this “Company Support Agreement”), is entered into by and among Global Graphene Group, Inc., a Delaware corporation (“G3” or the “Company Stockholder”), and each of the Persons named on the signature pages hereto (together with G3, the “Stockholders”, and each, a “Stockholder”), Honeycomb Battery Company, an Ohio corporation (the “Company”), and Nubia Brand International Corp., a Delaware corporation (“Parent”). Capitalized terms used but not defined in this Company Support Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, Parent, Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are parties to that certain Merger Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Merger Agreement”), which provides, among other things, that, in accordance with the Merger Agreement and Section 1701.78 of the Ohio Revised Code, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent;

WHEREAS, and as a result of the Merger, among other matters, all of the issued and outstanding capital stock of the Company as of immediately prior to the Effective Time shall be converted into the right to receive the Closing Merger Consideration Shares and, if applicable, the Earnout Shares as set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, G3 owns one hundred percent (100%) of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) and each G3 Stockholder owns the number of shares of common stock of G3, par value $0.001 per share (the “G3 Common Stock”) and/or the number of shares of preferred stock of G3, par value $0.001 per share (the “G3 Preferred Stock” and together with the G3 Common Stock, the “G3 Stock”), as set forth underneath such G3 Stockholder’s name on the signature pages hereto (all such shares, or any successor or additional shares of the Company or G3 of which ownership of record or the power to vote is hereafter acquired by any Stockholder prior to the termination of this Company Support Agreement being referred to herein as the “Stockholder Shares”);

WHEREAS, the Board of Directors of each of the Company and G3, as applicable, (a) has approved and declared advisable the Merger Agreement, the transactions contemplated thereby, and the Additional Agreements to which the Company or G3, as applicable, is or will be a party, including the Restructuring and the Merger (collectively, the “Transactions”) and the performance of their respective obligations thereunder, on the terms and subject to the conditions set forth therein, (b) has determined that the Merger Agreement and the Transactions are advisable and in the best interests of the Company, G3 as the Company Stockholder, and the holders of G3 Stock, as applicable (the “G3 Stockholders”), and (c) resolved to recommend that G3 and the G3 Stockholders approve the Restructuring, the Merger and the Transactions and adopt the Merger Agreement, the Additional Agreements to which the Company or G3, as applicable, is or will be a party and the performance of their respective obligations thereunder; and

WHEREAS, in order to induce Parent to enter into the Merger Agreement, each Stockholder is executing and delivering this Company Support Agreement to Parent.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Voting Agreements. Each Stockholder, solely in his, her or its capacity as the Company Stockholder or a G3 Stockholder, as applicable, agrees that, during the term of this Company Support Agreement, at any meeting of the Company Stockholder or the G3 Stockholders, as applicable, related to the Transactions (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof), including any separate class or series vote thereof, and/or in connection with any written

Annex I-1

consent of the Company Stockholder or the G3 Stockholders related to the Transactions (the applicable meeting or consent related to the Merger Agreement and/or the Transactions is referred to herein as the “Meeting”), such Stockholder shall:

(a) when the Meeting is held, appear at the Meeting or otherwise cause his, her or its Stockholder Shares to be counted as present thereat for the purpose of establishing a quorum;

(b) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of his, her or its Stockholder Shares in favor of the Merger Agreement and the Transactions; and

(c) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of his, her or its Stockholder Shares against any other action that would reasonably be expected to (i) materially impede, interfere with, delay, postpone or adversely affect the Restructuring, the Merger or any of the other Transactions, or (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of such Stockholder contained in this Company Support Agreement.

2. Restrictions on Transfer. Each Stockholder agrees that, during the term of this Company Support Agreement, he, she or it shall not:

(a) (i) sell, assign, pledge, exchange or otherwise transfer or dispose of, encumber, hedge, swap, convert or utilize a derivative to transfer an interest in (collectively, “Transfer”) any of his, her or its Stockholder Shares unless the buyer, assignee or transferee thereof executes a joinder agreement to this Company Support Agreement in a form reasonably acceptable to Parent and the Company, or (ii) enter into any Contract, option, or other binding arrangement (including any profit sharing arrangement) with respect to the Transfer of any of such Stockholder Shares;

(b) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Stockholder Shares) with respect to his, her or its Stockholder Shares, or enter into any other Contract with respect to such Stockholder Shares that would prohibit or prevent the satisfaction of his, her or its obligations pursuant to this Company Support Agreement;

(c) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect, or have the effect of preventing or disabling such Stockholder from performing its obligations hereunder;

(d) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of his, her or its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying such Stockholder from performing any of his, her or its obligations hereunder; or

(e) publicly announce any intention to effect any such transaction specified in this Section 2.

The Company and G3 each agree that it shall not register any sale, assignment or Transfer of Stockholder Shares on the Company’s or G3’s stock ledger (book entry or otherwise), as applicable, that is not in compliance with this Section 2.

3. New Securities.

(a) During the term of this Company Support Agreement, in the event that, (i) any shares of Company Common Stock or other equity securities of the Company are issued to G3 after the date of this Company Support Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of the Company securities owned by G3, (ii) G3 purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock or other equity securities of the Company after the date of this Company Support Agreement, or (iii) G3 acquires the right to vote or share in the voting of any Company Common Stock or other equity securities of the Company after the date of this Company Support Agreement (such Company Common Stock and other equity securities of the Company, collectively the “New

Annex I-2

Company Securities”), then such New Company Securities acquired or purchased by G3 shall be subject to the terms of this Company Support Agreement to the same extent as if they constituted Stockholder Shares as of the date hereof.

(b) During the term of this Company Support Agreement, in the event that (i) any G3 Stockholder purchases or otherwise acquires beneficial ownership of any shares of G3 Stock or other equity securities of G3 after the date of this Company Support Agreement, or (ii) such Stockholder acquires the right to vote or share in the voting of any G3 Stock or other equity securities of G3 after the date of this Company Support Agreement (such G3 Stock and other equity securities of G3, collectively the “New G3 Securities”), then such New G3 Securities acquired or purchased by such Stockholder shall be subject to the terms of this Company Support Agreement to the same extent as if they constituted Stockholder Shares as of the date hereof.

4. G3 Conduct of Business. G3 covenants and agrees that during the term of this Company Support Agreement and except as expressly contemplated by the Merger Agreement or the Additional Agreements or as required in connection with the Restructuring or by applicable law, without Parent’s prior written consent, G3 shall not: (a) amend, modify, or supplement its articles of incorporation or bylaws or other organizational or governing documents except as contemplated hereby, or engage in any reorganization, reclassification, liquidation, dissolution, or similar transaction; (b) issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities; or (c) authorize, recommend, propose, or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization, or similar transaction involving it or any Subsidiary.

5. Permitted Actions. Nothing in Section 2 or Section 4 shall prohibit G3 from entering into any debt or financing arrangement in its sole discretion, so long as such arrangement does not encumber the Company Common Stock or the Company’s assets and does not materially and adversely affect G3’s ability to comply with its obligations hereunder. Without limiting the foregoing, and for the avoidance of doubt, this Company Support Agreement does not relate to or create any restriction on the Graphene Business.

6. No Challenge. Each Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, G3, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Company Support Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

7. Waiver. Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, dissenter’s rights and any similar rights under applicable law (including Section 1701.85 of the Ohio Revised Code) relating to the Merger and the consummation of the Transactions, including any notice requirements.

8. Consent to Disclosure. Each Stockholder will promptly provide any information reasonably requested by Parent or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC). No Stockholder shall issue any press release or otherwise make any public statements with respect to the Transactions or the transactions contemplated herein without the prior written approval of the Company and Parent.

9. Stockholder Representations: Each Stockholder represents and warrants to Parent and the Company, as of the date hereof, that:

(a) Such Stockholder has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

(b) Such Stockholder has full right and power, without violating any agreement to which he, she or it is bound (including any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Company Support Agreement;

(c) (i) If such Stockholder is not an individual, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, and the execution, delivery and performance of this Company Support Agreement and the consummation of the transactions contemplated

Annex I-3

hereby are within such Stockholder’s organizational powers and have been duly authorized by all necessary organizational actions on the part of such Stockholder and (ii) if such Stockholder is an individual, the signature on this Company Support Agreement is genuine, and such Stockholder has legal competence and capacity to execute the same;

(d) This Company Support Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by the other parties to this Company Support Agreement, this Company Support Agreement constitutes a legally valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies);

(e) The execution and delivery of this Company Support Agreement by such Stockholder does not, and the performance by such Stockholder of his, her or its obligations hereunder will not, (i) if such Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Stockholder, or (ii) require any consent or approval from any third party that has not been given or other action that has not been taken by any third party, in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Stockholder of his, her or its obligations under this Company Support Agreement;

(f) There are no Actions pending against such Stockholder or, to the knowledge of such Stockholder, threatened against such Stockholder, before (or, in the case of threatened Actions, that would be before) any Authority, that in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Stockholder of such Stockholder’s obligations under this Company Support Agreement;

(g) No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with this Company Support Agreement or any of the respective transactions contemplated hereby, based upon arrangements made by or on behalf of such Stockholder;

(h) Such Stockholder has not entered into, and shall not enter into, any agreement that would prevent such Stockholder from performing any of his, her or its obligations hereunder;

(i) Such Stockholder has good title to his, her or its Stockholder Shares underneath such Stockholder’s name on the signature pages hereto, free and clear of any Liens other than Permitted Liens, Liens under the Articles of Incorporation and/or Bylaws (each as amended) and investment documents with the Company or G3, as applicable, and applicable securities Laws, and such Stockholder has the sole power to vote or cause to be voted his, her or its Stockholder Shares; and

(j) The Stockholder Shares set forth underneath such Stockholder’s name on the signature pages to this Company Support Agreement are the only shares of the outstanding capital stock of the Company or G3, as applicable, owned of record or beneficially owned by such Stockholder as of the date hereof, and none of such Stockholder Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Stockholder Shares that is inconsistent with such Stockholder’s obligations pursuant to this Company Support Agreement (other than the Amended and Restated Voting Agreement by and among G3 and the other parties thereto).

10. Entire Agreement; Amendment; Waiver. This Company Support Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Additional Agreement. This Company Support Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Company Support Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

Annex I-4

11. Binding Effect; Assignment; Third Parties. This Company Support Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Company Support Agreement and all obligations of each Stockholder are personal to such Stockholder and may not be assigned, transferred or delegated by such Stockholder at any time without the prior written consent of Parent and the Company, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio. Nothing contained in this Company Support Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a party hereto or thereto or a successor or permitted assign of such a party.

12. Counterparts. This Company Support Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

13. Severability. This Company Support Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Company Support Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Company Support Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

14. Governing Law; Jurisdiction; Jury Trial Waiver; Remedies. Sections 11.7 (Governing Law), 11.15 (Waiver of Jury Trial), 11.16 (Submission to Jurisdiction) and 11.17 (Remedies) of the Merger Agreement are incorporated by reference herein to apply with full force to any disputes arising under this Company Support Agreement.

15. Notice. Any notice, consent or request to be given in connection with any of the terms or provisions of this Company Support Agreement shall be in writing and shall be sent or given, with respect to the Company and Parent, at the respective addresses set forth in Section 11.1 of the Merger Agreement, and, with respect to any Stockholder, at the address set forth underneath such Stockholder’s name on the signature pages hereto, in each case in accordance with the terms of Section 11.1 (Notices) of the Merger Agreement to the applicable party.

16. Termination. This Company Support Agreement shall become effective upon the date hereof and shall automatically terminate, and none of Parent, the Company or any Stockholder shall have any rights or obligations hereunder, on the earliest of (a) the mutual written consent of Parent, the Company and such Stockholder, (b) the Closing, or (c) the termination of the Merger Agreement in accordance with its terms. No such termination shall relieve such Stockholder, Parent or the Company from any liability resulting from a breach of this Company Support Agreement occurring prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 16 shall survive the termination of this Company Support Agreement.

17. Further Actions. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

18. Expenses. Each Stockholder shall be responsible for his, her or its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Company Support Agreement, the performance of his, her or its obligations hereunder and the consummation of the transactions contemplated hereby, and the payment and/or reimbursement of the fees and expenses of the Company and Parent in connection herewith shall be governed by the provisions of Section 11.5 (Expenses) of the Merger Agreement, which is incorporated herein by reference; provided, that in the event of any Action arising out of or relating to this Company Support Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

19. Interpretation. The titles and subtitles used in this Company Support Agreement are for convenience only and are not to be considered in construing or interpreting this Company Support Agreement. In this Company Support Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural

Annex I-5

and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Company Support Agreement as a whole and not to any particular section or other subdivision of this Company Support Agreement. The parties have participated jointly in the negotiation and drafting of this Company Support Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Company Support Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Company Support Agreement.

20. No Partnership, Agency or Joint Venture. This Company Support Agreement is intended to create a contractual relationship among any Stockholder, the Company and Parent, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto. Each Stockholder has acted independently regarding its decision to enter into this Company Support Agreement. Nothing contained in this Company Support Agreement shall be deemed to vest in the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Stockholder Shares. All rights, ownership and economic benefits of and relating to the Stockholder Shares shall remain vested in and belong to the applicable Stockholder, and neither Company nor Parent shall have any authority to direct any Stockholder in the voting or disposition of his, her or its Stockholder Shares, except as otherwise provided herein.

21. Capacity as Stockholder. Each Stockholder signs this Company Support Agreement solely in such Stockholder’s capacity as a Company Stockholder or a G3 Stockholder, as applicable, and not in any other capacity. Nothing herein shall be construed to limit or affect any actions or inactions by such Stockholder or any representative of such Stockholder, as applicable, serving as a director, officer or employee of the Company or any Subsidiary of the Company, acting in such Person’s capacity as a director, officer or employee of the Company or any Subsidiary of the Company.

{remainder of page intentionally left blank}

Annex I-6

IN WITNESS WHEREOF, the parties have executed this Company Support Agreement as of the date first written above.

The Company:
HONEYCOMB BATTERY COMPANY
By:	/s/ Bor Z. Jang
Name:	Bor Z. Jang
Title:	Chief Executive Officer

{Signature Page to Company Stockholder Support Agreement}

Annex I-7

IN WITNESS WHEREOF, the parties have executed this Company Support Agreement as of the date first written above.

Parent:
NUBIA BRAND INTERNATIONAL CORP.
By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

{Signature Page to Company Stockholder Support Agreement}

Annex I-8

IN WITNESS WHEREOF, the parties have executed this Company Support Agreement as of the date first written above.

G3 as the Company Stockholder:
GLOBAL GRAPHENE GROUP, INC.
By:
Name:
Title:

Number and Type of Shares:

Shares of Company Common Stock: 1,000

Address for Notice:

1240 McCook Ave.

Dayton, OH 45404

Attn: Dr. Bor Z. Jang

E-mail: [***]

{Signature Page to Company Stockholder Support Agreement}

Annex I-9

G3 Stockholder:
[________________________]
By:
Name:
Title:

Number and Type of Shares:

Shares of G3 Common Stock: ________________________________

Address for Notice:

Address:_________________________________

________________________________________

_______________________________________

Facsimile No.:_____________________________
Telephone No.:____________________________
Email:___________________________________:

{Signature Page to Company Stockholder Support Agreement}

Annex I-10

Annex J

PARENT SUPPORT AGREEMENT

This PARENT SUPPORT AGREEMENT, dated as of February 16, 2023 (this “Parent Support Agreement”), is entered into by and among the stockholder named on the signature page hereto (“Stockholder”), Honeycomb Battery Company, an Ohio corporation (the “Company”), and Nubia Brand International Corp., a Delaware corporation (“Parent”). Capitalized terms used but not defined in this Parent Support Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, Parent, Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company are parties to that certain Merger Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Merger Agreement”), which provides, among other things, that, in accordance with the Merger Agreement and Section 1701.78 of the Ohio Revised Code, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent;

WHEREAS, and as a result of the Merger, among other matters, all of the issued and outstanding capital stock of the Company as of immediately prior to the Effective Time shall be converted into the right to receive the Closing Merger Consideration Shares and, if applicable, the Earnout Shares as set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, Stockholder owns the number of shares of common stock, par value $0.0001 per share, of Parent (“Parent Common Stock”), as set forth underneath Stockholder’s name on the signature page hereto (all such shares, or any successor or additional shares of Parent of which ownership of record or the power to vote is hereafter acquired by the Stockholder prior to the termination of this Parent Support Agreement being referred to herein as the “Stockholder Shares”);

WHEREAS, the Board of Directors of Parent has (a) approved the execution, delivery and performance by Parent and Merger Sub of the Merger Agreement, the Additional Agreements to which it is a party and the Merger and the other transactions contemplated by any such documents (collectively, the “Transactions”), (b) determined that the Transactions are advisable and in the best interests of Parent and its stockholders (the “Parent Stockholders”) and (c) recommended the approval and the adoption by the Parent Stockholders of the Merger Agreement, the Additional Agreements, the Merger and the other Transactions; and

WHEREAS, in order to induce the Company to enter into the Merger Agreement, Stockholder is executing and delivering this Parent Support Agreement to the Company.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Voting Agreements. Stockholder, solely in its capacity as a stockholder of Parent, agrees that, during the term of this Parent Support Agreement, at the Parent Stockholder Meeting, at any other meeting of the Parent Stockholders related to the Transactions (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof) and/or in connection with any written consent of the Parent Stockholders related to the Transactions (the Parent Stockholder Meeting and each other meeting or consent related to the Merger Agreement and/or the Transactions referred to herein as the “Meeting”), Stockholder shall:

(a) when the Meeting is held, appear at the Meeting or otherwise cause the Stockholder Shares to be counted as present thereat for the purpose of establishing a quorum;

(b) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of the Stockholder Shares in favor of all Parent Proposals, including approval of the Merger Agreement and the Transactions; and

(c) vote or cause to be voted at the Meeting (or validly execute and return an action by written consent or an action to cause such consent to be granted with respect to) all of the Stockholder Shares against any other action that would reasonably be expected to (i) materially impede, interfere with, delay, postpone or

Annex J-1

adversely affect the Merger or any of the Transactions, (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of Parent under the Merger Agreement or (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Stockholder contained in this Parent Support Agreement.

2. Restrictions on Transfer. The Stockholder agrees that, during the term of this Parent Support Agreement, it shall not:

(a) (i) sell, assign, pledge or otherwise transfer or dispose of, encumber, hedge, swap, convert or utilize a derivative to transfer an interest in (collectively, “Transfer”) any of the Stockholder Shares unless the buyer, assignee or transferee thereof executes a joinder agreement to this Parent Support Agreement in a form reasonably acceptable to the Company and Parent, or (ii) enter into any Contract, option, or other binding arrangement (including any profit sharing arrangement) with respect to the Transfer of any Stockholder Shares.

(b) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of the Stockholder Shares) with respect to any Stockholder Shares, or enter into any other Contract with respect to any Stockholder Shares that would prohibit or prevent the satisfaction of its obligations pursuant to this Parent Support Agreement;

(c) take any action that would make any representation or warranty of the Stockholder herein untrue or incorrect, or have the effect of preventing or disabling the Stockholder from performing its obligations hereunder;

(d) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying the Stockholder from performing any of its obligations hereunder; or

(e) publicly announce any intention to effect any such transaction specified in this Section 2.

Parent shall not, and shall not permit Parent’s transfer agent to, register any Transfer of the Stockholder Shares on Parent’s stock ledger (book entry or otherwise) that is not in compliance with this Section 2.

3. No Redemption. Stockholder hereby agrees that, during the term of this Agreement, it shall not redeem, or submit a request to Parent’s transfer agent or otherwise exercise any right to redeem, any Stockholder Shares.

4. New Securities. During the term of this Parent Support Agreement, in the event that, (a) any shares of Parent Common Stock or other equity securities of Parent are issued to Stockholder after the date of this Parent Support Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Parent securities owned by Stockholder, (b) Stockholder purchases or otherwise acquires beneficial ownership of any shares of Parent Common Stock or other equity securities of Parent after the date of this Parent Support Agreement, or (c) Stockholder acquires the right to vote or share in the voting of any Parent Common Stock or other equity securities of Parent after the date of this Parent Support Agreement (such Parent Common Stock or other equity securities of Parent, collectively the “New Securities”), then such New Securities acquired or purchased by Stockholder shall be subject to the terms of this Parent Support Agreement to the same extent as if they constituted the Stockholder Shares as of the date hereof.

5. Lock-Up. Subject to the consummation of the Merger, each Stockholder shall be restricted from selling, transferring or otherwise disposing of, directly or indirectly, any Parent Common Stock converted into or received by such Stockholder as a result of the Merger (the “Lock-up Shares”) in accordance with Section 7 of that certain Letter Agreement, dated March 10, 2022, by and among Parent, Mach FM Acquisitions LLC and the other parties named therein, which is incorporated by reference herein. Each Stockholder hereby authorizes and requests Parent to notify Parent’s transfer agent that there is a stop transfer order with respect to all of the Lock-up Shares. Such stop-transfer order shall be removed upon expiration of the applicable lock-up period.

6. Waiver of Anti-Dilution Protection. Each Stockholder hereby waives, forfeits, surrenders and agrees not to exercise, assert or claim, to the fullest extent permitted by applicable Law, any anti-dilution protection (if any) pursuant to the organizational or constitutive documents of Parent in connection with the Merger and the transactions

Annex J-2

contemplated by the Merger Agreement (including any financing in connection therewith). Each Stockholder acknowledges and agrees that (i) this Section 6 shall constitute written consent waiving, forfeiting and surrendering any anti-dilution protection pursuant to the organizational or constitutive documents of Parent in connection with the Merger and the transactions contemplated by the Merger Agreement; and (ii) such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of this Agreement.

7. No Challenge. Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Parent Support Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

8. Waiver. Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, dissenter’s rights and any similar rights under applicable law (including Section 1701.85 of the Ohio Revised Code) relating to the Merger and the consummation of the Transactions, including any notice requirements.

9. Consent to Disclosure. Stockholder hereby consents to the publication and disclosure in the Proxy Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Parent or the Company to any Authority or to securityholders of Parent or the Company) of Stockholder’s identity and beneficial ownership of Stockholder Shares and the nature of Stockholder’s commitments, arrangements and understandings under and relating to this Parent Support Agreement and, if deemed appropriate by Parent or the Company, a copy of this Parent Support Agreement. Stockholder will promptly provide any information reasonably requested by Parent or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC). Stockholder shall not issue any press release or otherwise make any public statements with respect to the Transactions or the transactions contemplated herein without the prior written approval of the Company and Parent.

10. Stockholder Representations: Stockholder represents and warrants to Parent and the Company, as of the date hereof, that:

(a) Stockholder has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

(b) Stockholder has full right and power, without violating any agreement to which it is bound (including any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Parent Support Agreement;

(c) (i) If Stockholder is not an individual, Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, and the execution, delivery and performance of this Parent Support Agreement and the consummation of the transactions contemplated hereby are within the Stockholder’s organizational powers and have been duly authorized by all necessary organizational actions on the part of the Stockholder and (ii) if Stockholder is an individual, the signature on this Parent Support Agreement is genuine, and Stockholder has legal competence and capacity to execute the same;

(d) This Parent Support Agreement has been duly executed and delivered by Stockholder and, assuming due authorization, execution and delivery by the other parties to this Parent Support Agreement, this Parent Support Agreement constitutes a legally valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies);

(e) The execution and delivery of this Parent Support Agreement by Stockholder does not, and the performance by Stockholder of its obligations hereunder will not, (i) if Stockholder is not an individual, conflict with or result in a violation of the organizational documents of Stockholder, or (ii) require any consent

Annex J-3

or approval from any third party that has not been given or other action that has not been taken by any third party, in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by Stockholder of its obligations under this Parent Support Agreement;

(f) There are no Actions pending against Stockholder or, to the knowledge of Stockholder, threatened against Stockholder, before (or, in the case of threatened Actions, that would be before) any Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Stockholder of Stockholder’s obligations under this Parent Support Agreement;

(g) no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with this Parent Support Agreement or any of the respective transactions contemplated hereby, based upon arrangements made by or on behalf of the Stockholder;

(h) Stockholder has had the opportunity to read the Merger Agreement and this Parent Support Agreement and has had the opportunity to consult with Stockholder’s tax and legal advisors;

(i) Stockholder has not entered into, and shall not enter into, any agreement that would prevent Stockholder from performing any of Stockholder’s obligations hereunder;

(j) Stockholder has good title to the Stockholder Shares underneath Stockholder’s name on the signature page hereto, free and clear of any Liens other than Permitted Liens and Liens under Parent’s Certificate of Incorporation and/or Bylaws (each as amended), and Stockholder has the sole power to vote or cause to be voted the Stockholder Shares; and

(k) The Stockholder Shares set forth underneath Stockholder’s name on the signature page to this Parent Support Agreement are the only shares of Parent’s outstanding capital stock owned of record or beneficially owned by the Stockholder as of the date hereof, and none of the Stockholder Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Stockholder Shares that is inconsistent with Stockholder’s obligations pursuant to this Parent Support Agreement.

11. Entire Agreement; Amendment; Waiver. This Parent Support Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Additional Agreement. This Parent Support Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Parent Support Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

12. Binding Effect; Assignment; Third Parties. This Parent Support Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Parent Support Agreement and all obligations of the Stockholder are personal to Stockholder and may not be assigned, transferred or delegated by Stockholder at any time without the prior written consent of Parent and the Company, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio. Nothing contained in this Parent Support Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a party hereto or thereto or a successor or permitted assign of such a party.

13. Counterparts. This Parent Support Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14. Severability. This Parent Support Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Parent Support Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable

Annex J-4

term or provision, the parties hereto intend that there shall be added as a part of this Parent Support Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

15. Governing Law; Jurisdiction; Jury Trial Waiver; Remedies. Sections 11.7 (Governing Law), 11.15 (Waiver of Jury Trial), 11.16 (Submission to Jurisdiction) and 11.17 (Remedies) of the Merger Agreement are incorporated by reference herein to apply with full force to any disputes arising under this Parent Support Agreement.

16. Notice. Any notice, consent or request to be given in connection with any of the terms or provisions of this Parent Support Agreement shall be in writing and shall be sent or given, with respect to the Company and Parent, at the respective addresses set forth in Section 11.1 of the Merger Agreement, and, with respect to the Stockholder, at the address set forth underneath Stockholder’s name on the signature page hereto, in each case in accordance with the terms of Section 11.1 (Notices) of the Merger Agreement to the applicable party.

17. Termination. This Parent Support Agreement shall become effective upon the date hereof and shall automatically terminate, and none of Parent, the Company or Stockholder shall have any rights or obligations hereunder, on the earliest of (a) the mutual written consent of Parent, the Company and the Stockholder, (b) the Closing, or (c) the termination of the Merger Agreement in accordance with its terms. No such termination shall relieve the Stockholder, Parent or the Company from any liability resulting from a breach of this Parent Support Agreement occurring prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 15 shall survive the termination of this Parent Support Agreement.

18. Further Actions. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

19. Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Parent Support Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby, and the payment and/or reimbursement of the fees and expenses of the Company and Parent in connection herewith shall be governed by the provisions of Section 11.5 (Expenses) of the Merger Agreement, which is incorporated herein by reference; provided, that in the event of any Action arising out of or relating to this Parent Support Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

20. Interpretation. The titles and subtitles used in this Parent Support Agreement are for convenience only and are not to be considered in construing or interpreting this Parent Support Agreement. In this Parent Support Agreement, unless the context otherwise requires: (a) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (c) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Parent Support Agreement as a whole and not to any particular section or other subdivision of this Parent Support Agreement. The parties have participated jointly in the negotiation and drafting of this Parent Support Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Parent Support Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Parent Support Agreement.

21. No Partnership, Agency or Joint Venture. This Parent Support Agreement is intended to create a contractual relationship among Stockholder, the Company and Parent, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto or among any other Parent Stockholders entering into support agreements with the Company or Parent. Stockholder has acted independently regarding its decision to enter into this Parent Support Agreement. Nothing contained in this Parent Support Agreement shall be deemed to vest in the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Stockholder Shares. All rights, ownership and economic benefits of and relating to the Stockholder Shares shall remain vested in and belong to Stockholder, and neither Company nor Parent shall have any authority to direct Stockholder in the voting or disposition of any Stockholder Shares, except as otherwise provided herein.

Annex J-5

22. Capacity as Stockholder. Stockholder signs this Parent Support Agreement solely in Stockholder’s capacity as a stockholder of Parent, and not in any other capacity, including, if applicable, as a director (including “director by deputization”), officer or employee of Parent or any of its Subsidiaries. Nothing herein shall be construed to limit or affect any actions or inactions by Stockholder or any representative of Stockholder, as applicable, serving as a director of Parent or any Subsidiary of Parent, acting in such Person’s capacity as a director of Parent or any Subsidiary of Parent.

{remainder of page intentionally left blank}

Annex J-6

IN WITNESS WHEREOF, the parties have executed this Parent Support Agreement as of the date first written above.

The Company:
HONEYCOMB BATTERY COMPANY
By:	/s/ Bor Z. Jang
Name:	Bor Z. Jang
Title:	Chief Executive Officer

{Signature Page to Parent Support Agreement}

Annex J-7

IN WITNESS WHEREOF, the parties have executed this Parent Support Agreement as of the date first written above.

Parent:
NUBIA BRAND INTERNATIONAL CORP.
By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

{Signature Page to Parent Support Agreement}

Annex J-8

Stockholder:
MACH FM ACQUISITIONS LLC
By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Manager
Number of Shares:
Shares of Parent Common Stock:
Address for Notice:
13355 Noel Rd, Suite 1100
Dallas, TX

{Signature Page to Parent Support Agreement}

Annex J-9

Stockholder:
By:	/s/ Jaymes Winters
Jaymes Winters
By:	/s/ Alexander Monje
Alexander Monje
By:	/s/ Vlad Prantsevich
Vlad Prantsevich
By:	/s/ David Campbell
David Campbell
By:	/s/ Michael Patterson
Michael Patterson
By:	/s/ Karin-Joyce (KJ) Tjon
Karin-Joyce (KJ) Tjon
By:	/s/ Yvonne Brown
Yvonne Brown

{Signature Page to Parent Support Agreement}

Annex J-10

Annex K

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of February [_], 2023, by and among Global Graphene Group, Inc., a Delaware corporation (the “Holder”), Nubia Brand International Corp., a Delaware corporation (“Parent”), and Honeycomb Battery Company, an Ohio corporation (the “Company”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Merger Agreement (as defined below).

BACKGROUND

A. Parent, the Company and Nubia Merger Sub, Inc., an Ohio corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into a Merger Agreement, dated as of February 15, 2023 (the “Merger Agreement”).

B. The Merger Agreement provides, among other things, that Merger Sub will be merged with and into the Company (the “Merger”) with the Company becoming a wholly owned subsidiary of Parent and that each outstanding share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) will be converted into the right to receive that number of shares of the common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock”) equal to the Closing Per Share Merger Consideration, subject to the provisions of the Merger Agreement.

C. The Holder is the record and/or beneficial owner of all of the shares of Company Common Stock that will be exchanged for shares of Parent Common Stock in the Merger.

D. As a condition of, and as a material inducement for Parent and the Company to enter into and consummate the transactions contemplated by the Merger Agreement, the Holder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) During the Lock-up Period (as defined below), the Holder irrevocably agrees that it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined below), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any security of Parent (these actions, collectively, “Transfer”).

(b) In furtherance of the foregoing, Parent will (i) place a stop order on all Lock-up Shares, including those that may be covered by a registration statement, and (ii) notify Parent’s transfer agent in writing of the stop order and the restrictions on such Lock-up Shares under this Agreement and direct Parent’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement. Immediately upon expiration of the Lock-Up Period, Parent shall remove and reverse all such stop orders and transfer agent instructions promptly.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(d) For purpose of this Agreement, the “Lock-up Period” means the period commencing at the Effective Time and ending on the date that is six months after the date on which the Effective Time occurs.

Annex K-1

The restrictions set forth herein shall not apply to:

(1) Transfers or distributions to the Holder’s current or former general or limited partners, managers or members, stockholders, other equity holders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended);

(2) Transfers by bona fide gift to a member of the Holder’s immediate family or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family or to a charitable organization;

(3) by virtue of the laws of descent and distribution upon death of the Holder;

(4) by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(5) Transfers to a partnership, limited liability company or other entity of which the Holder and/or the Holder’s immediate family are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(6) in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(7) the entry, by the Holder, at any time after the effective time of the Merger, of any trading plan providing for the sale of Parent Common Stock by the Holder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any Parent Common Stock during the Lock-up Period and no public announcement or filing is voluntarily made or required to be made regarding such plan during the Lock-up Period; and

(8) Transfers of no more than five percent (5%) of the total Lock-Up Shares in the aggregate taking into account all Transfers during the Lock-Up Period (provided that total Transfers during any period of five (5) consecutive Trading Days shall not exceed five percent (5%) of the daily average trading volume of Parent Shares over the immediately preceding five Trading Days; and

in the case of clauses (1) through (6) where such transferee agrees to be bound in writing by the terms of this Agreement.

In addition, after the Closing Date, if there is a Change of Control, then upon the consummation of such Change of Control , all Lock-up Shares shall be released from the restrictions contained herein. A “Change of Control” means: (a) the sale of all or substantially all of the consolidated assets of Parent and Parent’s Subsidiaries to a third-party purchaser; (b) a sale resulting in a majority or more of the voting power of Parent being held by Persons or a Group that did not own a majority of the voting power of Parent prior to such sale; or (c) a merger, consolidation, recapitalization or reorganization of Parent with or into a third-party purchaser that results in the inability of the pre-transaction equity holders to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

2. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, subject to the Enforceability Exceptions, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound.

3. Beneficial Ownership. The Holder hereby represents and warrants that it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), (i) any Company Common Stock or any Company Securities exercisable for, exchangeable for, or convertible into Company Common Stock, or any economic interest in or derivative of such securities, or (ii) any Parent Common Stock or any securities of Parent exercisable for, exchangeable for, or

Annex K-2

convertible into Parent Common Stock, or any economic interest in or derivative of such securities, other than those securities specified on the signature page hereto. For purposes of this Agreement, the shares of Parent Common Stock beneficially owned by the Holder as of the Effective Time are collectively referred to as the “Lock-up Shares.”

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

5. Termination of the Merger Agreement. This Agreement shall be binding upon the parties in accordance with Section 8 hereof, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the parties shall not have any rights or obligation hereunder.

6. Notices. Any notices required or permitted to be sent hereunder shall be given in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, (i) if delivered by 5:00 PM Eastern Time on a Business Day, on the date of delivery, and (ii) otherwise on the first Business Day after such delivery; (b) if by electronic mail or facsimile, on the date of transmission with affirmative confirmation of receipt; or (c) three Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

(a)     If to Parent, to:

Nubia Brand International Corp.

One Galleria Tower

13355 Noel Road Suite 1100

Dallas, TX 75240

Attn: Jaymes Winters

E-mail: jaymes@nubiabrand.us

with a copy to (which shall not constitute notice):

Loeb & Loeb

345 Park Avenue, 19th Floor

New York, NY 10154

Attention: Mitchell S. Nussbaum, Esq.

E-mail: mnussbaum@loeb.com

(b)    If to the Holder, to the address set forth on the Holder’s signature page hereto, with a copy, which shall not constitute notice, to:

Global Graphene Group, Inc.

1240 McCook Ave.

Dayton, OH 45404

Attn: Dr. Bor Z. Jang

E-mail: [***]

with a copy to (which shall not constitute notice):

Benesch Friedlander Coplan & Aronoff LLP

71 South Wacker Drive, Suite 1600

Chicago, IL60606 4637

Attn: William E. Doran; Leslie A. Drockton

E-mail: [***]

or to such other address as any party may have furnished to the others in writing in accordance herewith.

7. Captions and Headings. The captions and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

Annex K-3

8. Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one and the same agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

9. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by Parent and its successors and assigns.

10. Severability. A determination by a court or other legal authority that any provision of this Agreement is invalid, illegal or unenforceable shall not affect the validity or enforceability of any other term or provision hereof. The parties shall cooperate in good faith to modify (or cause such court or other legal authority to modify) this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11. Amendment. This Agreement may be amended or modified by written agreement executed by each of the parties hereto.

12. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

14. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of Delaware.

15. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Merger Agreement, the terms of this Agreement shall control.

[Signature Page Follows]

Annex K-4

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NUBIA BRAND INTERNATIONAL CORP.
By:
	Name:	Jaymes Winters
	Title:	Chief Executive Officer
Honeycomb Battery Company
By:
	Name:	Bor Z. Jang
	Title:	Chief Executive Officer

[Signature Page to Lock-up Agreement]

Annex K-5

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GLOBAL GRAPHENE GROUP, INC.
By:
Name:
Title:
Address:
Attention:
Email:
NUMBER OF LOCK-UP SHARES: 70,000,000

[Signature Page to Lock-up Agreement]

Annex K-6

Annex L

Patent Assignment Agreement

This is an Assignment by Global Graphene Group, Inc (“ASSIGNOR”), a Delaware corporation having an address of 1240 McCook Avenue, Dayton, OH 45404, to Honeycomb Battery Company (“ASSIGNEE”), an Ohio corporation having an address of 1235 McCook Ave, Dayton, Ohio, 45404.

WHEREAS, ASSIGNOR is the owner of all right, title and interest in and to the United States and foreign patents and applications identified in Appendix A attached hereto (collectively “PATENTS”);

WHEREAS, ASSIGNEE, is desirous of acquiring and ASSIGNOR is willing and able to assign all right, title and interest in and to said PATENTS;

NOW THEREFORE, be it known that for certain good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer to the ASSIGNEE, its successors, legal representatives and assigns, as of said Effective Date, all right, title and interest in and to the PATENTS, all related continuation, divisional, continuation-in-part and reissue applications, all related patent applications in foreign countries, all related applications pursuant to the Patent Cooperation Treaty and all related applications for extension filed or to be filed for the corresponding inventions, and all Letters Patent, Invention Registrations, Utility Models, Extensions or Reissues and other patent rights obtained for the inventions in the United States or any other country, including the right to bring any cause of action arising under the PATENTS prior to the Effective Date of this Agreement; ASSIGNOR also assigns any right, title or interest in and to the said inventions which has not already been transferred to ASSIGNEE; ASSIGNOR warrants that no assignment, license or encumbrance has been made with respect to the inventions or any patent therefor to a party other than the ASSIGNEE, and is under no obligation to make any assignment, license or encumbrance of the invention, application, or patent therefor to any other party; and the ASSIGNOR further agrees to cooperate with the ASSIGNEE in the sustaining of any and all said PATENTS and in confirming the ASSIGNEE’S exclusive ownership of the corresponding inventions.

Annex L-1

IN WITNESS WHEREOF, this Assignment is executed on behalf of ASSIGNOR.

Global Graphene Group, Inc.
By:
Maine:
Title:
Honeycomb Battery Company
By:
Name:	Bor Z. Jang
Title:	President

ASSIGNEE does hereby confirm that it accepts the aforesaid Assignment of rights in said PATENTS.

Date:

Annex L-2

APPENDIX A

Country Code	Application Num	Publication Num	Patent Num	Title
US	11/893,398	20090047579	9029019	CARBON ANODE COMPOSITIONS FOR LITHIUM ION BATTERIES
US	11/906,984	20090090640	7993780	PROCESS FOR PRODUCING CARBON ANODE COMPOSITIONS FOR LITHIUM ION BATTERIES
US	12/001,981	20090155676	9722275	ANODE PROTECTIVE LAYER COMPOSITIONS FOR LITHIUM METAL BATTERIES
US	12/006,209	20090169996	9564629	HYBRID NANO-FILAMENT ANODE COMPOSITIONS FOR LITHIUM ION BATTERIES
US	12/077,520	20090169725	8906447	METHOD OF PRODUCING HYBRID NANO-FILAMENT ELECTRODES FOR LITHIUM METAL OR LITHIUM ION BATTERIES
US	12/008,118	20090176159	8435676	MIXED NANO-FILAMENT ELECTRODE MATERIALS FOR LITHIUM ION BATTERIES
US	12/150,096	20090269511	8968820	PROCESS FOR PRODUCING HYBRID NANO-FILAMENT ELECTRODES FOR LITHIUM BATTERIES
US	12/156,644	20090305135	8936874	CONDUCTIVE NANOCOMPOSITE-BASED ELECTRODES FOR LITHIUM BATTERIES
US	12/291,689	20100120179	8158282	METHOD OF PRODUCING PRELITHIATED ANODES FOR SECONDARY LITHIUM ION BATTERIES
US	12/319,114	20100173198	8241793	SECONDARY LITHIUM ION BATTERY CONTAINING A PRELITHIATED ANODE
US	12/589,999	20110104571	8236452	NANO-STRUCTURED ANODE COMPOSITIONS FOR LITHIUM METALAND LITHIUM METAL-AIR SECONDARY BATTERIES
US	12/803,750	20110136007	8501348	SUBMICRON-SCALE AND LOWER-MICRON GRAPHITIC FIBRILS AS AN ANODE ACTIVE MATERIAL FOR A LITHIUM ION BATTERY
US	12/655,172	20110159372	8652687	CONDUCTIVE GRAPHENE POLYMER BINDER FOR ELECTROCHEMICAL CELL ELECTRODES
US	12/655,597	20110165466	9112240	LITHIUM METAL-SULFUR AND LITHIUM ION-SULFUR SECONDARY BATTERIES CONTAINING A NANO-STRUCTURED CATHODE AND PROCESSES FOR PRODUCING SAME

Annex L-3

Country Code	Application Num	Publication Num	Patent Num	Title
US	12/655,746	20110165462	8962188	ANODE COMPOSITIONS FOR LITHIUM SECONDARY BATTERIES
US	12/804,413	20120021294	9437344	GRAPHITE OR CARBON PARTICULATES FOR THE LITHIUM ION BATTERY ANODE
US	12/807,471	20120058397	8691441	GRAPHENE-ENHANCED CATHODE MATERIALS FOR LITHIUM BATTERIES
CN	201080062395	102725888A	ZL201080062395.8	CONDUCTIVE GRAPHENE POLYMER BINDER FOR ELECTROCHEMICAL CELL ELECTRODES
JP	2012-546224	2013-516037A	6026283	CONDUCTIVE GRAPHENE POLYMER BINDER FOR ELECTROCHEMICAL CELL ELECTRODES
KR	10-2012-7019269	1.02012E+12	10-1542041	CONDUCTIVE GRAPHENE POLYMER BINDER FOR ELECTROCHEMICAL CELL ELECTRODES
US	12/930,294	20120171574	8859143	PARTIALLY AND FULLY SURFACE-ENABLED METAL ION-EXCHANGING ENERGY STORAGE DEVICES
US	15/911,758	20180198168	10770755	PARTIALLY AND FULLY SURFACE-ENABLED TRANSITION METAL ION-EXCHANGING ENERGY STORAGE DEVICES
US	14/121,050	20160028122	10326168	PARTIALLY AND FULLY SURFACE-ENABLED ALKALI METAL ION-EXCHANGING ENERGY STORAGE DEVICES
US	16/444,527	20190305376	11189859	PARTIALLY AND FULLY SURFACE-ENABLED ALKALI METAL ION-EXCHANGING ENERGY STORAGE DEVICES
US	13/134,782	20120321953	8765302	GRAPHENE-ENABLED VANADIUM OXIDE CATHODE AND LITHIUM CELLS CONTAINING SAME
US	13/199,058	20130045427	9385397	PRELITHIATED CURRENT COLLECTOR AND SECONDARY LITHIUM CELLS CONTAINING SAME
US	13/506,324	20130271085	9673447	METHOD OF OPERATING A LITHIUM-ION CELL HAVING A HIGH-CAPACITY CATHODE
US	15/491,710	20180138498	10236500	LITHIUM-ION CELL HAVING A HIGH-CAPACITY CATHODE
US	13/506,736	20130302697	9455469	RECHARGEABLE MAGNESIUM-ION CELL HAVING A HIGH-CAPACITY CATHODE

Annex L-4

Country Code	Application Num	Publication Num	Patent Num	Title
US	13/506,778	20130309561	9112210	RECHARGEABLE LITHIUM CELL HAVING A PHTHALOCYANINE-BASED HIGH-CAPACITY CATHODE
US	13/507,057	20130319870	11283104	RECHARGEABLE DUAL ELECTROPLATING CELL
US	13/507,168	20130330611	9147874	RECHARGEABLE LITHIUM CELL HAVING A MESO-POROUS CONDUCTIVE MATERIAL STRUCTURE-SUPPORTED PHTHALOCYANINE COMPOUND CATHODE
US	13/507,739	20140030590		SOLVENT-FREE PROCESS BASED GRAPHENE ELECTRODE FOR ENERGY STORAGE DEVICES
US	13/573,275	20140072871	9362555	RECHARGEABLE LITHIUM CELL HAVING A CHEMICALLY BONDED PHTHALOCYANINE COMPOUND CATHODE
US	13/573,298	20140072879	9923206	ENCAPSULATED PHTHALOCYANINE PARTICLES, HIGH-CAPACITY CATHODE CONTAINING THESE PARTICLES, AND RECHARGEABLE LITHIUM CELL CONTAINING SUCH A CATHODE
US	13/986,319	20140315100	9917303	RECHARGEABLE LITHIUM-SULFUR BATTERY HAVING A HIGH CAPACITY AND LONG CYCLE LIFE
US	13/986,576	20140342249	9190696	LITHIUM SECONDARY BATTERIES CONTAINING LITHIUM SALT-IONIC LIQUID SOLVENT ELECTROLYTE
US	13/986,575	20140342209	9882238	LITHIUM-SULFUR SECONDARY BATTERY CONTAINING GRADIENT ELECTROLYTE
US	13/986,814	20140363746	9368831	LITHIUM SECONDARY BATTERIES CONTAINING NON-FLAMMABLE QUASI-SOLID ELECTROLYTE
US	13/987,394	20150024248	9601803	NON-FLAMMABLE QUASI-SOLID ELECTROLYTE-SEPARATOR LAYER PRODUCT FOR LITHIUM BATTERY APPLICATIONS
US	13/987,396	20150024121	9601805	PROCESS FOR PRODUCING NON-FLAMMABLE QUASI-SOLID ELECTROLYTE AND ELECTROLYTE-SEPARATOR FOR LITHIUM BATTERY APPLICATIONS
US	13/987,450	20150028263	9728777	METHODS FOR MASS-PRODUCING SILICON NANO POWDER AND GRAPHENE-DOPED SILICON NANO POWDER

Annex L-5

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/631,816	20170294647	10069139	METHODS FOR MASS-PRODUCING SILICON NANO POWDER AND GRAPHENE-DOPED SILICON NANO POWDER
US	13/987,567	20150044556	9203084	CATHODE ACTIVE MATERIAL-COATED DISCRETE GRAPHENE SHEETS FOR LITHIUM BATTERIES AND PROCESS FOR PRODUCING SAME
US	13/987,565	20150044564	10020494	ANODE CONTAINING ACTIVE MATERIAL-COATED GRAPHENE SHEETS AND LITHIUM-ION BATTERIES CONTAINING SAME
US	13/987,566	20150044565	9564630	ANODE ACTIVE MATERIAL-COATED GRAPHENE SHEETS FOR LITHIUM BATTERIES AND PROCESS FOR PRODUCING SAME
US	13/987,764	20150064574	9059481	NON-FLAMMABLE QUASI-SOLID ELECTROLYTE AND NON-LITHIUM ALKALI METAL OR ALKALI-ION SECONDARY BATTERIES CONTAINING SAME
US	13/987,785	20150064575	9812736	LITHIUM-SELENIUM SECONDARY BATTERIES HAVING NON-FLAMMABLE ELECTROLYTE
US	13/987,994	20150086881	9484160	LARGE-GRAIN GRAPHENE THIN FILM CURRENT COLLECTOR AND SECONDARY BATTERIES CONTAINING SAME
US	14/121,151	20160043384	9742001	GRAPHENE FOAM-PROTECTED ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/651,528	20170317336	10581064	PROCESS FOR GRAPHENE FOAM-PROTECTED ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	14/544,760	20160240840	10461321	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A PRE-SULFURIZED CATHODE AND PRODUCTION PROCESS
US	16/596,225	20200052290	11038164	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A PRE-SULFURIZED CATHODE AND PRODUCTION PROCESS
US	14/544,765	20160240841	11258059	PRE-SULFURIZED CATHODE FOR ALKALI METAL-SULFUR SECONDARY BATTERY AND PRODUCTION PROCESS
US	14/545,108	20160285084	9601763	PROCESS FOR MASS-PRODUCING SILICON NANOWIRES AND SILICON NANOWIRE-GRAPHENE HYBRID PARTICULATES
Annex L-6

Country Code	Application Num	Publication Num	Patent Num	Title
US	14/545,106	20160285083	9774033	PROCESS FOR PRODUCING SILICON NANOWIRES DIRECTLY FROM SILICON PARTICLES
US	15/427,863	20170149054	9755225	PROCESS FOR SILICON NANOWIRE-GRAPHENE HYBRID MAT
US	14/545,128	20160294000	9666899	ACTIVE CATHODE LAYER FOR METAL-SULFUR SECONDARY BATTERY
US	14/545,203	20160301075	9755236	DENDRITE-INTERCEPTING LAYER FOR ALKALI METAL SECONDARY BATTERY
US	14/545,204	20160301078	9755241	ALKALI METAL SECONDARY BATTERY CONTAINING A DENDRITE-INTERCEPTING LAYER
US	14/545,240	20160301096	10826113	ZINC ION-EXCHANGING ENERGY STORAGE DEVICE
US	14/545,279	20160308208	9666865	MAGNESIUM-SULFUR SECONDARY BATTERY CONTAINING A METAL POLYSULFIDE-PRELOADED ACTIVE CATHODE LAYER
US	14/545,552	20160344010	9780349	CARBON MATRIX-AND CARBON MATRIX COMPOSITE-BASED DENDRITE-INTERCEPTING LAYER FOR ALKALI METAL SECONDARY BATTERY
US	15/680,919	20170373297	10658642	CARBON MATRIX-AND CARBON MATRIX COMPOSITE-BASED DENDRITE-INTERCEPTING LAYER FOR ALKALI METAL SECONDARY BATTERY
US	14/545,553	20160344035	9780379	ALKALI METAL SECONDARY BATTERY CONTAINING A CARBON MATRIX- OR CARBON MATRIX COMPOSITE-BASED DENDRITE-INTERCEPTING LAYER
US	15/680,955	20170373322	10658669	ALKALI METAL SECONDARY BATTERY CONTAINING A CARBON MATRIX- OR CARBON MATRIX COMPOSITE-BASED DENDRITE-INTERCEPTING LAYER
US	14/756,293	20170062869	10388983	RECHARGEABLE LITHIUM BATTERIES HAVING AN ULTRA-HIGH VOLUMETRIC ENERGY DENSITY AND REQUIRED PRODUCTION PROCESS
JP	2018-510052		6818742	RECHARGEABLE LITHIUM BATTERIES HAVING AN ULTRA-HIGH VOLUMETRIC ENERGY DENSITY AND REQUIRED PRODUCTION PROCESS

Annex L-7

Country Code	Application Num	Publication Num	Patent Num	Title
US	14/756,509	20170105906	9564656	PROCESS FOR PRODUCING ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
US	14/756,510	20170077546	9735445	ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
KR	10-2018-7010603	1.02018E+12		ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
US	14/756,698	20170098856	10361460	PROCESS FOR PRODUCING LITHIUM BATTERIES HAVING AN ULTRA-HIGH ENERGY DENSITY
CN	201680058122	CN108140786A		PROCESS FOR PRODUCING LITHIUM BATTERIES HAVING AN ULTRAHIGH ENERGY DENSITY
KR	10-2018-7009901	1.02018E+12	10-2326633	PROCESS FOR PRODUCING LITHIUM BATTERIES HAVING AN ULTRAHIGH ENERGY DENSITY
US	16/519,236	20190363394		PROCESS FOR PRODUCING LITHIUM BATTERIES HAVING AN ULTRA-HIGH ENERGY DENSITY
US	14/756,754	20170104204	10276856	CONTINUOUS PROCESS FOR PRODUCING ELECTRODES AND ALKALI METAL BATTERIES HAVING ULTRA-HIGH ENERGY DENSITIES
CN	201680057991	CN108140843A	ZL201680057991.4	CONTINUOUS PROCESS FOR PRODUCING ELECTRODES AND ALKALI METAL BATTERIES HAVING ULTRA-HIGH ENERGY DENSITIES
US	16/296,814	20190207200	11183676	CONTINUOUS PROCESS FOR PRODUCING ELECTRODES AND ALKALI METAL BATTERIES HAVING ULTRA-HIGH ENERGY DENSITIES
US	17/452,840	20220045311		CONTINUOUS PROCESS FOR PRODUCING ELECTRODES AND ALKALI METAL BATTERIES HAVING ULTRA-HIGH ENERGY DENSITIES
US	14/998,411	20170194663	10497968	SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
CN	2017800056371	CN 108475808A	ZL 2017800056371	SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
US	16/151,605	20190036165	11374254	SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
JP	2018-534863	2019-505961	7008024	SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY

Annex L-8

Country Code	Application Num	Publication Num	Patent Num	Title
KR	10-2018-7020678	1.02018E+12		SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
US	14/998,514	20170207489	10026995	METHOD OF PRODUCING ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
CN	2017800067304	108463908A	ZL 2017800067304	METHOD OF PRODUCING ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
JP	2018-536278	2019-506707	6968074	METHOD OF PRODUCING ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
KR	10-2018-7022880	1.02018E+12		METHOD OF PRODUCING ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
US	14/998,523	20170207484	11152639	ALKALI METAL-SULFUR BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
US	14/998,513	20170207488	10707535	PRODUCTION PROCESS FOR ALKALI METAL-SULFUR BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
CN	2017800066138	CN 108701870 A	ZL 2017800066138	ALKALI METAL-SULFUR BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
JP	2018-536293	2019-505964	7154129	ALKALI METAL-SULFUR BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
KR	10-2018-7022752	1.02018E+12		ALKALI METAL-SULFUR BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
US	16/922,987	20200343593		PRODUCTION PROCESS FOR ALKALI METAL-SULFUR BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
US	14/999,080	20170288211	10734642	ELASTOMER-ENCAPSULATED PARTICLES OF HIGH-CAPACITY ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES

Annex L-9

Country Code	Application Num	Publication Num	Patent Num	Title
CN	2017800201695	CN 108886143 A	ZL 2017800201695	ELASTOMER-ENCAPSULATED PARTICLES OF HIGH-CAPACITY ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
JP	2018-550803	2019-510353	6902046	ELASTOMER-ENCAPSULATED PARTICLES OF HIGH-CAPACITY ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
KR	10-2018-7028643			ELASTOMER-ENCAPSULATED PARTICLES OF HIGH-CAPACITY ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/175,775	20170352869	10199637	GRAPHENE-METAL HYBRID FOAM-BASED ELECTRODE FOR AN ALKALI METAL BATTERY
CN	2017800347150	CN 109311053 A		GRAPHENE-METAL HYBRID FOAM-BASED ELECTRODE FOR AN ALKALI METAL BATTERY
JP	2018-563672	2019-521477	7206115	GRAPHENE-METAL HYBRID FOAM-BASED ELECTRODE FOR AN ALKALI METAL BATTERY
KR	10-2018-7037892			GRAPHENE-METAL HYBRID FOAM-BASED ELECTRODE FOR AN ALKALI METAL BATTERY
CN	201680053197	CN108292759A	ZL. 201680053196.8	ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
JP	2018-513330	2018-532228A	7075338	ALKALI METAL OR ALKALI-ION BATTERIES HAVING HIGH VOLUMETRIC AND GRAVIMETRIC ENERGY DENSITIES
CN	201680049067	CN108140850A	ZL201680049066.7	RECHARGEABLE LITHIUM BATTERIES HAVING AN ULTRA-HIGH VOLUMETRIC ENERGY DENSITY AND REQUIRED PRODUCTION PROCESS
KR	10-2018-7008215	1.02018E+12		RECHARGEABLE LITHIUM BATTERIES HAVING AN ULTRA-HIGH VOLUMETRIC ENERGY DENSITY AND REQUIRED PRODUCTION PROCESS
US	15/243,589	20180053930	10014519	PROCESS FOR PRODUCING HUMIC ACID-BONDED METAL FOIL FILM CURRENT COLLECTOR
US	15/231,498	20180040900	10158122	GRAPHENE OXIDE-BONDED METAL FOILTHIN FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME
CN	201780047369X	CN 109565053 A		GRAPHENE OXIDE-BONDED METAL FOILTHIN FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME

Annex L-10

Country Code	Application Num	Publication Num	Patent Num	Title
KR	10-2019-7005445			GRAPHENE OXIDE-BONDED METAL FOILTHIN FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME
US	15/231,486	20180040874	10586661	PROCESS FOR PRODUCING GRAPHENE OXIDE-BONDED METAL FOIL THIN FILM CURRENT COLLECTOR FOR A BATTERY OR SUPERCAPACITOR
US	15/243,606	20180053931	10597389	HUMIC ACID-BONDED METAL FOIL FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME
CN	2017800602192	CN 109792055 A		HUMIC ACID-BONDED METAL FOIL FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME
JP	2019-510304	2019-530949	6959328	HUMIC ACID-BONDED METAL FOIL FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME
KR	10-2019-7007640			HUMIC ACID-BONDED METAL FOIL FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME
US	16/788,649	20200255419	11414409	HUMIC ACID-BONDED METAL FOIL FILM CURRENT COLLECTOR AND BATTERY AND SUPERCAPACITOR CONTAINING SAME
JP	2018-516141			PROCESS FOR PRODUCING LITHIUM BATTERIES HAVING AN ULTRAHIGH ENERGY DENSITY
US	15/270,871	20180083289	10003078	METAL-SULFUR BATTERY CATHODE CONTAINING HUMIC ACID-DERIVED CONDUCTIVE FOAM IMPREGNATED WITH SULFUR OR SULFIDE
JP	2018-512575	2018-530112A		CONTINUOUS PROCESS FOR PRODUCING ELECTRODES AND ALKALI METAL BATTERIES HAVING ULTRA-HIGH ENERGY DENSITIES
KR	10-2018-7006880	1.02018E+12		CONTINUOUS PROCESS FOR PRODUCING ELECTRODES AND ALKALI METAL BATTERIES HAVING ULTRA-HIGH ENERGY DENSITIES

Annex L-11

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/287,078	20180102543	9997784	LITHIUM ION BATTERY ANODE CONTAINING SILICON NANOWIRES GROWN IN SITU IN PORES OF GRAPHENE FOAM AND PRODUCTION PROCESS
CN	2017800750688	CN 110036508 A	ZL2017800750688	LITHIUM ION BATTERY ANODE CONTAINING SILICON NANOWIRES GROWN IN SITU IN PORES OF GRAPHENE FOAM AND PRODUCTION PROCESS
JP	2019-518929	2020-502723	7113818	LITHIUM ION BATTERY ANODE CONTAINING SILICON NANOWIRES GROWN IN SITU IN PORES OF GRAPHENE FOAM AND PRODUCTION PROCESS
KR	10-2019-7012475			LITHIUM ION BATTERY ANODE CONTAINING SILICON NANOWIRES GROWN IN SITU IN PORES OF GRAPHENE FOAM AND PRODUCTION PROCESS
US	15/975,181	20180261847	11437625	LITHIUM ION BATTERY ANODE CONTAINING SILICON NANOWIRES FORMED IN SITU IN PORES OF GRAPHENE FOAM
US	15/297,877	20180108909	10868304	BATTERY HAVING A LOW OUTPUT VOLTAGE
CN	2017800744121	CN 110063004 A		BATTERY HAVING A LOW OUTPUT VOLTAGE
JP	2019-521062	2019-536202	7086063	BATTERY HAVING A LOW OUTPUT VOLTAGE
KR	10-2019-7013800		10-2455477	BATTERY HAVING A LOW OUTPUT VOLTAGE
US	17/122,499	20210111403		BATTERY HAVING A LOW OUTPUT VOLTAGE
US	15/365,049	20180151872	10511016	GRAPHENE-PROTECTED LEAD ACID BATTERIES
US	15/375,508	20180166759	10084220	HYBRID SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
US	16/104,557	20180366798	10680287	HYBRID SOLID STATE ELECTROLYTE FOR LITHIUM SULFUR SECONDARY BATTERY
CN	201780086096X	CN 110268573 A	201780086096X	HYBRID SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
JP	2019-531305			HYBRID SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
KR	10-2019-7019926			HYBRID SOLID STATE ELECTROLYTE FOR LITHIUM SECONDARY BATTERY
CN	201780085208X	CN 110268553 A		FLEXIBLE AND SHAPE-CONFORMAL CABLE-TYPE ALKALI METAL BATTERIES

Annex L-12

Country Code	Application Num	Publication Num	Patent Num	Title
JP	2019-533558		7122309	FLEXIBLE AND SHAPE-CONFORMAL CABLE-TYPE ALKALI METAL BATTERIES
KR	10-2019-7020579			FLEXIBLE AND SHAPE-CONFORMAL CABLE-TYPE ALKALI METAL BATTERIES
US	15/384,749	20180175433	10418662	FLEXIBLE AND SHAPE-CONFORMAL CABLE-TYPE ALKALI METAL BATTERIES
US	15/384,781	20180175434		PROCESS FOR PRODUCING FLEXIBLE AND SHAPE-CONFORMAL CABLE-TYPE ALKALI METAL BATTERIES
US	15/391,368	20180183024	10158121	FLEXIBLE AND SHAPE-CONFORMAL CABLE-SHAPE ALKALI METAL-SULFUR BATTERIES
US	15/391,379	20180183052		PROCESS FOR FLEXIBLE AND SHAPE-CONFORMAL CABLE-SHAPE ALKALI METAL-SULFUR BATTERIES
US	15/392,120	20180183066	10535880	FLEXIBLE AND SHAPE-CONFORMAL ROPE-SHAPE ALKALI METAL BATTERIES
US	15/392,127	20180183107	10008747	PROCESS FOR PRODUCING FLEXIBLE AND SHAPE-CONFORMAL ROPE-SHAPE ALKALI METAL BATTERIES
US	15/392,213		9905856	FLEXIBLE AND SHAPE-CONFORMAL ROPE-SHAPE ALKALI METAL-SULFUR BATTERIES
US	15/392,224	20180183067	10637067	PROCESS FOR FLEXIBLE AND SHAPE-CONFORMAL ROPE-SHAPE ALKALI METAL-SULFUR BATTERIES
US	15/412,852	20180212247		GRAPHENE-ENABLED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
CN	2018800145331	110366792 A		GRAPHENE FOAM-PROTECTED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
JP	2019-540372	2020-507181	7109452	GRAPHENE FOAM-PROTECTED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES

Annex L-13

Country Code	Application Num	Publication Num	Patent Num	Title
KR	10-2019-7024641			GRAPHENE FOAM-PROTECTED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/416,850	20180212250	10559830	GRAPHENE FOAM-PROTECTED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/419,454	20180219214	10777808	EXFOLIATED GRAPHITE WORM-PROTECTED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
CN	2018800145327	110352524 A		EXFOLIATED GRAPHITE WORM-PROTECTED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
KR	10-2019-7025117			EXFOLIATED GRAPHITE WORM-PROTECTED METAL FLUORIDE AND METAL CHLORIDE CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/431,250	20180233748	10950861	ALUMINUM SECONDARY BATTERY HAVING A HIGH-CAPACITY AND HIGH ENERGY CATHODE AND MANUFACTURING METHOD
CN	2018800239767	CN110495036A		ALUMINUM SECONDARY BATTERY HAVING A HIGH-CAPACITY AND HIGH ENERGY CATHODE AND MANUFACTURING METHOD
JP	2019-543312	2020-507898		ALUMINUM SECONDARY BATTERY HAVING A HIGH-CAPACITY AND HIGH ENERGY CATHODE AND MANUFACTURING METHOD
KR	10-2019-7026093			ALUMINUM SECONDARY BATTERY HAVING A HIGH-CAPACITY AND HIGH ENERGY CATHODE AND MANUFACTURING METHOD
US	15/431,231	20180233784	10651464	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A NANO SULFUR-LOADED CATHODE AND MANUFACTURING METHOD
CN	2018800226697	CN 110476289 A		ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A NANO SULFUR-LOADED CATHODE AND MANUFACTURING METHOD

Annex L-14

Country Code	Application Num	Publication Num	Patent Num	Title
JP	2019-543359	2020-507972	7129988	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A NANO SULFUR-LOADED CATHODE AND MANUFACTURING METHOD
KR	10-2019-7026212			ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A NANO SULFUR-LOADED CATHODE AND MANUFACTURING METHOD
US	15/434,913	20180233747	10483542	ALUMINUM SECONDARY BATTERY HAVING AN EXFOLIATED GRAPHITE-BASED HIGH-CAPACITY CATHODE AND MANUFACTURING METHOD
CN	2018800245823	CN 110574192 A	ZL 2018800245823	ALUMINUM SECONDARY BATTERY HAVING AN EXFOLIATED GRAPHITE-BASED HIGH-CAPACITY CATHODE AND MANUFACTURING METHOD
KR	10-2019-7026523			ALUMINUM SECONDARY BATTERY HAVING AN EXFOLIATED GRAPHITE-BASED HIGH-CAPACITY CATHODE AND MANUFACTURING METHOD
US	15/434,632	20180233736	11495792	METHOD OF MANUFACTURING A LITHIUM SECONDARY BATTERY HAVING A PROTECTED HIGH-CAPACITY ANODE ACTIVE MATERIAL
CN	2018800177281	110402508 A	ZL 2018800177281	METHOD OF MANUFACTURING A LITHIUM SECONDARY BATTERY HAVING A PROTECTED HIGH-CAPACITY ANODE ACTIVE MATERIAL
JR	2019-544068	2020-507904		METHOD OF MANUFACTURING A LITHIUM SECONDARY BATTERY HAVING A PROTECTED HIGH-CAPACITY ANODE ACTIVE MATERIAL
KR	10-2019-7026094			METHOD OF MANUFACTURING A LITHIUM SECONDARY BATTERY HAVING A PROTECTED HIGH-CAPACITY ANODE ACTIVE MATERIAL
US	15/436,964	20180241032	10211455	LITHIUM SECONDARY BATTERIES CONTAINING PROTECTED PARTICLES OF ANODE ACTIVE MATERIALS AND METHOD OF MANUFACTURING
CN	2018800256014	CN 110582871 A		LITHIUM SECONDARY BATTERIES CONTAINING PROTECTED PARTICLES OF ANODE ACTIVE MATERIALS AND METHOD OF MANUFACTURING

Annex L-15

Country Code	Application Num	Publication Num	Patent Num	Title
KR	10-2019-7026934			LITHIUM SECONDARY BATTERIES CONTAINING PROTECTED PARTICLES OF ANODE ACTIVE MATERIALS AND METHOD OF MANUFACTURING
JR	2019-506509	2019-525420	7126492	GRAPHENE OXIDE-BONDED METAL FOIL THIN FILM CURRENT COLLECTOR
US	15/440,151	20180241031	10084182	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A PROTECTED SULFUR CATHODE AND MANUFACTURING METHOD
CN	2018800265070	CN 110612631 A		ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A PROTECTED SULFUR CATHODE AND MANUFACTURING METHOD
JR	2019-545736	2020-509540		ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A PROTECTED SULFUR CATHODE AND MANUFACTURING METHOD
KR	10-2019-7026932			ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A PROTECTED SULFUR CATHODE AND MANUFACTURING METHOD
US	15/442,278	20180248173	10840502	POLYMER BINDER FOR LITHIUM BATTERY AND METHOD OF MANUFACTURING
CN	2018800265117	CN 110546788 A		POLYMER BINDER FOR LITHIUM BATTERY AND METHOD OF MANUFACTURING
JR	2019-546030			POLYMER BINDER FOR LITHIUM BATTERY AND METHOD OF MANUFACTURING
KR	10-2019-7027778			POLYMER BINDER FOR LITHIUM BATTERY AND METHOD OF MANUFACTURING
US	17/063,666	20210098778		ELASTIC POLYMER COMPOSITE BINDER FOR LITHIUM BATTERY AND METHOD OF MANUFACTURING
US	17/064,975	20210098790		POLYMER BINDER FOR LITHIUM BATTERY AND METHOD OF MANUFACTURING
US	17/060,820	20210020920		POLYMER BINDER FOR LITHIUM BATTERY AND METHOD OF MANUFACTURING
US	15/442,803	20180248189	10985373	LITHIUM BATTERY CATHODE AND METHOD OF MANUFACTURING
CN	2018800267447	CN 110582872 A		LITHIUM BATTERY CATHODE AND METHOD OF MANUFACTURING

Annex L-16

Country Code	Application Num	Publication Num	Patent Num	Title
JP	2019-546123	2020-509542		LITHIUM BATTERY CATHODE AND METHOD OF MANUFACTURING
KR	10-2019-7027991			LITHIUM BATTERY CATHODE AND METHOD OF MANUFACTURING
US	15/442,807	20180248190	10411264	CATHODE ACTIVE MATERIAL LAYER FOR LITHIUM SECONDARY BATTERY AND METHOD OF MANUFACTURING
CN	2018800273645	CN 110546798 A		CATHODE ACTIVE MATERIAL LAYER FOR LITHIUM SECONDARY BATTERY AND METHOD OF MANUFACTURING
JP	2019-546169	2020-509544		CATHODE ACTIVE MATERIAL LAYER FOR LITHIUM SECONDARY BATTERY AND METHOD OF MANUFACTURING
KR	10-2019-7027999			CATHODE ACTIVE MATERIAL LAYER FOR LITHIUM SECONDARY BATTERY AND METHOD OF MANUFACTURING
US	15/449,976	20180254512	10629948	ALUMINUM SECONDARY BATTERY HAVING A HIGH-CAPACITY AND HIGH-RATE CAPABLE CATHODE AND MANUFACTURING METHOD
CN	2018800285360	CN 110612624 A		ALUMINUM SECONDARY BATTERY HAVING A HIGH-CAPACITY AND HIGH-RATE CAPABLE CATHODE AND MANUFACTURING METHOD
KR	10-2019-7029337			ALUMINUM SECONDARY BATTERY HAVING A HIGH-CAPACITY AND HIGH-RATE CAPABLE CATHODE AND MANUFACTURING METHOD
US	15/450,447	20180254485	10122020	ALUMINUM SECONDARY BATTERY CATHODE HAVING ORIENTED GRAPHENE
CN	2018800229163	CN110506347A	ZL 2018800229163	ALUMINUM SECONDARY BATTERY CATHODE HAVING ORIENTED GRAPHENE
KR	10-2019-7029418			ALUMINUM SECONDARY BATTERY CATHODE HAVING ORIENTED GRAPHENE
US	15/454,053	20180261848	10553873	GRAPHITIC CARBON-BASED CATHODE FOR ALUMINUM SECONDARY BATTERY AND MANUFACTURING METHOD
CN	2018800221566	CN110506027A		GRAPHITIC CARBON-BASED CATHODE FOR ALUMINUM SECONDARY BATTERY AND MANUFACTURING METHOD
KR	10-2019-7029425			GRAPHITIC CARBON-BASED CATHODE FOR ALUMINUM SECONDARY BATTERY AND MANUFACTURING METHOD

Annex L-17

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/463,543	20180269478		MULTIVALENT METAL ION BATTERY AND MANUFACTURING METHOD
CN	2018800279054	CN 110574206 A		MULTIVALENT METAL ION BATTERY AND MANUFACTURING METHOD
JP	2019-551668	2020-515015		MULTIVALENT METAL ION BATTERY AND MANUFACTURING METHOD
KR	10-2019-7030411			MULTIVALENT METAL ION BATTERY AND MANUFACTURING METHOD
US	15/463,555	20180269479	10559826	MULTIVALENT METAL ION BATTERY HAVING A CATHODE OF RECOMPRESSED GRAPHITE WORMS AND MANUFACTURING METHOD
CN	2018800227064	CN110520952A		MULTIVALENT METAL ION BATTERY HAVING A CATHODE OF RECOMPRESSED GRAPHITE WORMS AND MANUFACTURING METHOD
JP	2019-551671	2020-510301		MULTIVALENT METAL ION BATTERY HAVING A CATHODE OF RECOMPRESSED GRAPHITE WORMS AND MANUFACTURING METHOD
KR	10-2019-7030414			MULTIVALENT METAL ION BATTERY HAVING A CATHODE OF RECOMPRESSED GRAPHITE WORMS AND MANUFACTURING METHOD
US	16/787,534	20200251735		MULTIVALENT METAL ION BATTERY HAVING A CATHODE OF RECOMPRESSED GRAPHITE WORMS AND MANUFACTURING METHOD
US	15/466,286	20180277884	10411291	MULTIVALENT METAL ION BATTERY HAVING A CATHODE LAYER OF PROTECTED GRAPHITIC CARBON AND MANUFACTURING METHOD
CN	2018800268473	CN 110546726 A		MULTIVALENT METAL ION BATTERY HAVING A CATHODE LAYER OF PROTECTED GRAPHITIC CARBON AND MANUFACTURING METHOD
JP	2019-551670	2020-510300		MULTIVALENT METAL ION BATTERY HAVING A CATHODE LAYER OF PROTECTED GRAPHITIC CARBON AND MANUFACTURING METHOD

Annex L-18

Country Code	Application Num	Publication Num	Patent Num	Title
KR	10-2019-7030928			MULTIVALENT METAL ION BATTERY HAVING A CATHODE LAYER OF PROTECTED GRAPHITIC CARBON AND MANUFACTURING METHOD
US	16/548,310	20200028204	11223064	MULTIVALENT METAL ION BATTERY HAVING A CATHODE LAYER OF PROTECTED GRAPHITIC CARBON AND MANUFACTURING METHOD
US	15/468,080	20180277913		NON-FLAMMABLE QUASI-SOLID ELECTROLYTE AND LITHIUM SECONDARY BATTERIES CONTAINING SAME
CN	2017800901122	CN 110612633 A		NON-FLAMMABLE QUASI-SOLID ELECTROLYTE AND LITHIUM SECONDARY BATTERIES CONTAINING SAME
JP	2019-551686			NON-FLAMMABLE QUASI-SOLID ELECTROLYTE AND LITHIUM SECONDARY BATTERIES CONTAINING SAME
KR	10-2019-7030952			NON-FLAMMABLE QUASI-SOLID ELECTROLYTE AND LITHIUM SECONDARY BATTERIES CONTAINING SAME
US	15/470,408	20180277894	10903519	LITHIUM SECONDARY BATTERY CONTAINING NON-FLAMMABLE ELECTROLYTE AND MANUFACTURING METHOD
US	15/478,125	20180287142		ENCAPSULATED ANODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
CN	201880034730X	CN110663129A		ENCAPSULATED ANODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
JP	2019-553941	2020-513138	7154222	ENCAPSULATED ANODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
KR	10-2019-7031878			ENCAPSULATED ANODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING

Annex L-19

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/483,348	20180294476	10770721	LITHIUM METAL SECONDARY BATTERY CONTAINING AN ANODE-PROTECTING POLYMER LAYER AND MANUFACTURING METHOD
CN	2018800380346	CN 110710023 A		LITHIUM METAL SECONDARY BATTERY CONTAINING AN ANODE-PROTECTING POLYMER LAYER AND MANUFACTURING METHOD
JP	2019-555187	2020-517054		LITHIUM METAL SECONDARY BATTERY CONTAINING AN ANODE-PROTECTING POLYMER LAYER AND MANUFACTURING METHOD
KR	10-2019-7032733			LITHIUM METAL SECONDARY BATTERY CONTAINING AN ANODE-PROTECTING POLYMER LAYER AND MANUFACTURING METHOD
US	15/483,342	20180294474	10483533	ENCAPSULATED CATHODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
CN	2018800383113	CN 110720153 A		ENCAPSULATED CATHODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
JP	2019-555191	2020-517055	7154225	ENCAPSULATED CATHODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
KR	10-2019-7032726			ENCAPSULATED CATHODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
US	16/685,174	20200091507	11342555	ENCAPSULATED CATHODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
US	15/483,347	20180294475	10916766	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A POLYMER-ENCAPSULATED SULFUR CATHODE AND MANUFACTURING METHOD

Annex L-20

Country Code	Application Num	Publication Num	Patent Num	Title
CN	2018800350285	CN110692158A		ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A POLYMER-ENCAPSULATED SULFUR CATHODE AND MANUFACTURING METHOD
JP	2019-555155	2020-513150	7154224	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A POLYMER-ENCAPSULATED SULFUR CATHODE AND MANUFACTURING METHOD
KR	10-2019-7032731			ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A POLYMER-ENCAPSULATED SULFUR CATHODE AND MANUFACTURING METHOD
US	15/485,934	20180301707	10862129	LITHIUM ANODE-PROTECTING POLYMER LAYER FOR A LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
CN	2018800386573	CN 110915049 A		LITHIUM ANODE-PROTECTING POLYMER LAYER FOR A LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
JP	2019-555198	2020-517056		LITHIUM ANODE-PROTECTING POLYMER LAYER FOR A LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
KR	10-2019-7032740			LITHIUM ANODE-PROTECTING POLYMER LAYER FOR A LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
US	15/589,629	20180323474		ROLLED ALKALI METAL BATTERIES AND PRODUCTION PROCESS
US	15/817,942	20190027788	10903527	ROLLED 3D ALKALI METAL BATTERIES AND PRODUCTION PROCESS
CN	2018800303320	CN 110612628 A		ROLLED ALKALI METAL BATTERIES AND PRODUCTION PROCESS
JP	2019-560642	2020-518989	7195275	ROLLED ALKALI METAL BATTERIES AND PRODUCTION PROCESS
KR	10-2019-7035274			ROLLED ALKALI METAL BATTERIES AND PRODUCTION PROCESS
US	15/604,606		9960451	METHOD OF PRODUCING DEFORMABLE QUASI-SOLID ELECTRODE MATERIAL FOR ALKALI METAL BATTERIES

Annex L-21

Country Code	Application Num	Publication Num	Patent Num	Title
CN	2018800335637	CN110692152A		ALKALI METAL BATTERY HAVING A DEFORMABLE QUASI-SOLID ELECTRODE MATERIAL
JP	2019-564174	2020-522839	7175284	ALKALI METAL BATTERY HAVING A DEFORMABLE QUASI-SOLID ELECTRODE MATERIAL
KR	10-2019-7036580			ALKALI METAL BATTERY HAVING A DEFORMABLE QUASI-SOLID ELECTRODE MATERIAL
US	15/604,607	20180342737	10243217	ALKALI METAL BATTERY HAVING A DEFORMABLE QUASI-SOLID ELECTRODE MATERIAL
US	15/608,597	20180351200	10535892	SHAPE-CONFORMABLE ALKALI METAL BATTERY HAVING A CONDUCTIVE AND DEFORMABLE QUASI-SOLID POLYMER ELECTRODE
CN	2018800352416	CN110679009A	ZL 20188003552416	SHAPE-CONFORMABLE ALKALI METAL BATTERY HAVING A CONDUCTIVE AND DEFORMABLE QUASI-SOLID POLYMER ELECTRODE
JP	2019-565836	2020-524359		SHAPE-CONFORMABLE ALKALI METAL BATTERY HAVING A CONDUCTIVE AND DEFORMABLE QUASI-SOLID POLYMER ELECTRODE
KR	10-2019-7037722			SHAPE-CONFORMABLE ALKALI METAL BATTERY HAVING A CONDUCTIVE AND DEFORMABLE QUASI-SOLID POLYMER ELECTRODE
US	15/610,136	20180351201	10170789	METHOD OF PRODUCING A SHAPE-CONFORMABLE ALKALI METAL BATTERY HAVING A CONDUCTIVE AND DEFORMABLE QUASI-SOLID POLYMER ELECTRODE
US	15/612,497	20180351196	11335946	SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY
CN	2018800352401	CN110679008A	2.0188E+12	SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY
JP	2019-565844	2020-523733		SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY
KR	10-2019-7036699			SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY
US	15/612,537	20180351198	11394058	METHOD OF PRODUCING SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY
US	15/633,369	20180375156	11258101	NON-FLAMMABLE ELECTROLYTE CONTAINING LIQUEFIED GAS AND LITHIUM SECONDARY BATTERIES CONTAINING SAME

Annex L-22

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/638,811	20190006719	10651512	SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY HAVING A DEFORMABLE AND CONDUCTIVE QUASI-SOLID ELECTRODE
CN	2018800426797	CN 110800127 A	110800127B	SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY HAVING A DEFORMABLE AND CONDUCTIVE QUASI-SOLID ELECTRODE
JP	2019-572147	2020-525984		SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY HAVING A DEFORMABLE AND CONDUCTIVE QUASI-SOLID ELECTRODE
KR	10-2020-7000910			SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY HAVING A DEFORMABLE AND CONDUCTIVE QUASI-SOLID ELECTRODE
US	15/638,854	20190006721	10454141	METHOD OF PRODUCING SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY HAVING A DEFORMABLE AND CONDUCTIVE QUASI-SOLID ELECTRODE
US	16/653,077	20200044290	10950897	METHOD OF PRODUCING SHAPE-CONFORMABLE ALKALI METAL-SULFUR BATTERY HAVING A DEFORMABLE AND CONDUCTIVE QUASI-SOLID ELECTRODE
US	15/665,606	20190044137	10734648	HYBRID LITHIUM ANODE ELECTRODE LAYER AND LITHIUM-ION BATTERY CONTAINING SAME
US	15/665,608	20190044138	10586982	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A HYBRID ANODE
US	15/676,677	20190051904	10804537	PROTECTED PARTICLES OF ANODE ACTIVE MATERIALS, LITHIUM SECONDARY BATTERIES CONTAINING SAME AND METHOD OF MANUFACTURING
US	15/676,680	20190051905	10964951	ANODE-PROTECTING LAYER FOR A LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
US	15/676,672	20190051902	10700357	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A PROTECTED SULFUR CATHODE MATERIAL AND MANUFACTURING METHOD

Annex L-23

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/688,156	20190067732		CONTINUOUS PROCESS FOR PRODUCING ELECTROCHEMICAL CELLS
US	15/707,450	20190088930	10256459	SURFACE-STABILIZED AND PRELITHIATED ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES AND PRODUCTION METHOD
US	15/710,952	20190088922	10673063	PROCESS FOR PRELITHIATING AN ANODE ACTIVE MATERIAL FOR A LITHIUM BATTERY
US	15/783,634	20190115617	10424810	SURFACE-STABILIZED ANODE ACTIVE MATERIAL PARTICULATES FOR LITHIUM BATTERIES AND PRODUCTION METHOD
US	16/580,564	20200020975	11145892	SURFACE-STABILIZED ANODE ACTIVE MATERIAL PARTICULATES FOR LITHIUM BATTERIES AND PRODUCTION METHOD
US	15/785,351	20190115591		SURFACE-STABILIZED CATHODE ACTIVE MATERIAL PARTICLES, LITHIUM SECONDARY BATTERIES CONTAINING SAME, AND METHOD OF MANUFACTURING
US	15/822,882	20190165364	11223035	GRAPHENE-ENABLED NIOBIUM-BASED COMPOSITE METAL OXIDE AS AN ANODE ACTIVE MATERIAL FOR A LITHIUM-ION BATTERY
US	15/822,871	20190165363		GRAPHENE FOAM-PROTECTED NIOBIUM-BASED COMPOSITE METAL OXIDE ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/827,754	20190165365	10637043	ANODE PARTICULATES OR CATHODE PARTICULATES AND ALKALI METAL BATTERIES CONTAINING SAME
US	15/832,078	20190173082	10797313	METHOD OF PRODUCING ANODE OR CATHODE PARTICULATES FOR ALKALI METAL BATTERIES
US	15/834,991	20180175442	10686217	LITHIUM-SULFUR SECONDARY BATTERY CONTAINING GRADIENT ELECTROLYTE
US	15/860,176	20190173079		METHOD OF PRODUCING PARTICULATE ELECTRODE MATERIALS FOR ALKALI METAL BATTERIES
US	15/860,151	20190165374	10873083	ANODE PARTICULATES OR CATHODE PARTICULATES AND ALKALI METAL BATTERIES
US	15/901,367	20190260028	10573894	PROTECTED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES

Annex L-24

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/906,207	20190260015	10601034	METHOD OF PRODUCING PROTECTED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/903,788	20190267662		ELASTOMER COMPOSITE-ENCAPSULATED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/903,808	20190267663		METHOD OF PRODUCING ELASTOMER COMPOSITE-ENCAPSULATED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/910,465	20190273249	10964936	CONDUCTING ELASTOMER COMPOSITE-ENCAPSULATED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/910,471	20190273250	10971722	METHOD OF MANUFACTURING CONDUCTING ELASTOMER COMPOSITE-ENCAPSULATED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/914,213	20190280291	11005094	ELECTROCHEMICALLY STABLE ELASTOMER-ENCAPSULATED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/914,216	20190280301	10818926	METHOD OF PRODUCING ELECTROCHEMICALLY STABLE ELASTOMER-ENCAPSULATED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	15/947,190	20190312311	10629955	SELENIUM PRELOADED CATHODE FOR ALKALI METAL-SELENIUM SECONDARY BATTERY AND PRODUCTION PROCESS
US	15/948,326	20190312276	10923720	GRAPHENE-ENABLED SELENIUM CATHODE ACTIVE MATERIAL FOR AN ALKALI METAL-SELENIUM SECONDARY BATTERY
US	15/948,367	20190312283	11515540	ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING A GRAPHENE FOAM-PROTECTED SELENIUM CATHODE
US	15/948,343	20190312261		PRODUCTION PROCESS FOR A GRAPHENE FOAM-PROTECTED SELENIUM CATHODE AND AN ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING SAME

Annex L-25

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/948,385	20190312267		PRODUCTION PROCESS FOR GRAPHENE-ENABLED SELENIUM CATHODE ACTIVE MATERIAL FOR AN ALKALI METAL-SELENIUM SECONDARY BATTERY
US	15/951,498	20190319262		SURFACE-STABILIZED SELENIUM PARTICLES, ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING SAME, AND METHOD OF MANUFACTURING
US	15/952,532	20190319263		ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING A CATHODE OF PROTECTED SELENIUM
US	15/952,544	20190319297	10720669	MANUFACTURING METHOD FOR ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING A CATHODE OF PROTECTED SELENIUM
US	15/954,046	20190319298	11043694	ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING A CATHODE OF ENCAPSULATED SELENIUM PARTICLES
US	15/954,088	20190319264	10971723	PROCESS FOR ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING A CATHODE OF ENCAPSULATED SELENIUM PARTICLES
US	15/956,312	20190326587		SELENIUM LOADED MESOPOROUS CARBON CATHODE FOR ALKALI METAL-SELENIUM SECONDARY BATTERY
US	15/956,325	20190326588	10714738	MANUFACTURING METHOD FOR SELENIUM PRELOADED MESOPOROUS CARBON CATHODE FOR ALKALI METAL-SELENIUM SECONDARY BATTERY
US	15/976,395	20190348656	10903466	ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING A GRAPHENE-BASED SEPARATOR LAYER
US	15/976,428	20190348682	10886536	METHOD OF ALKALI METAL-SELENIUM SECONDARY BATTERY CONTAINING A GRAPHENE-BASED SEPARATOR LAYER
US	15/991,577	20190372148	11289731	FIRE-RESISTANT LITHIUM BATTERY CONTAINING AN ELECTRODE-PROTECTING LAYER
US	15/991,585	20190372174		METHOD OF IMPROVING FIRE-RESISTANCE OF A LITHIUM BATTERY
Annex L-26

Country Code	Application Num	Publication Num	Patent Num	Title
US	15/996,144	20190372151	11038195	MULTI-LEVEL GRAPHENE-PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR BATTERY APPLICATIONS
US	15/996,156	20190372099	10727479	METHOD OF PRODUCING MULTI-LEVEL GRAPHENE-PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR BATTERY APPLICATIONS
US	15/996,167	20190372093	10734635	MULTI-LEVEL GRAPHENE-PROTECTED BATTERY CATHODE ACTIVE MATERIAL PARTICLES
US	15/996,183	20190372100	10559815	METHOD OF PRODUCING MULTI-LEVEL GRAPHENE-PROTECTED CATHODE ACTIVE MATERIAL PARTICLES FOR BATTERY APPLICATIONS
US	16/001,244	20190379039	11018336	MULTI-LEVEL GRAPHENE-PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR FAST-CHARGING LITHIUM-ION BATTERIES
US	16/006,131	20190379045	11024849	FAST-CHARGEABLE LITHIUM BATTERY
US	16/006,138	20190379021	11171388	METHOD OF IMPROVING FAST-CHARGEABILITY OF A LITHIUM BATTERY
US	16/010,213	20190386337	11121398	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING CATHODE MATERIAL PARTICULATES
US	16/010,225	20190386295	10978698	METHOD OF PROTECTING SULFUR CATHODE MATERIALS FOR ALKALI METAL-SULFUR SECONDARY BATTERY
US	16/010,965	20190386332	10862157	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A CONDUCTIVE ELECTRODE-PROTECTING LAYER
US	16/116,329	20200028178	10985376	LITHIUM-SULFUR BATTERY CONTAINING AN ELECTRODE-PROTECTING LAYER
US	16/126,736	20190386296	10985365	LITHIUM-SULFUR BATTERY CONTAINING TWO ANODE-PROTECTING LAYERS
US	16/010,975	20190386347	10854927	METHOD OF IMPROVING CYCLE-LIFE OF ALKALI METAL-SULFUR SECONDARY BATTERY
US	16/116,341	20200028179	10957912	METHOD OF EXTENDING CYCLE-LIFE OF A LITHIUM-SULFUR BATTERY
US	16/126,745	20190386342	10978744	METHOD OF PROTECTING ANODE OF A LITHIUM-SULFUR BATTERY

Annex L-27

Country Code	Application Num	Publication Num	Patent Num	Title
US	16/014,614	20190393543	10727531	LITHIUM METAL SECONDARY BATTERY FEATURING AN ANODE-PROTECTING LAYER
US	16/113,651	20190393495	10734646	LITHIUM METAL SECONDARY BATTERY CONTAINING AN ELECTROCHEMICALLY STABLE ANODE-PROTECTING LAYER
US	16/120,862	20190393485	10784509	LITHIUM METAL SECONDARY BATTERY CONTAINING TWO ANODE-PROTECTING LAYERS
US	16/123,212	20190393487	10777810	LITHIUM METAL SECONDARY BATTERY CONTAINING A PROTECTED LITHIUM ANODE
US	16/166,536	20190393541	11276852	LITHIUM METAL SECONDARY BATTERY CONTAINING AN ELASTIC ANODE-PROTECTING LAYER
US	16/014,623	20190393508		METHOD OF IMPROVING CYCLE-LIFE OF A LITHIUM METAL SECONDARY BATTERY
US	16/113,676	20190393496		METHOD OF EXTENDING CYCLE-LIFE OF A LITHIUM METAL SECONDARY BATTERY
US	16/120,875	20190393486		METHOD OF IMPROVING ANODE STABILITY IN A LITHIUM METAL SECONDARY BATTERY
US	16/123,218	20190393482		METHOD OF PROTECTING THE LITHIUM ANODE LAYER IN A LITHIUM METAL SECONDARY BATTERY
US	16/166,574	20190393542		METHOD OF IMPROVING THE CYCLE STABILITY AND ENERGY DENSITY OF A LITHIUM METAL SECONDARY BATTERY
US	16/017,294	20190393544	10770748	LITHIUM-SELENIUM BATTERY CONTAINING AN ELECTRODE-PROTECTING LAYER AND METHOD FOR IMPROVING CYCLE-LIFE
US	16/114,959	20190393510	10873088	LITHIUM-SELENIUM BATTERY CONTAINING AN ELECTRODE-PROTECTING LAYER AND METHOD OF IMPROVING CYCLE-LIFE
US	16/038,798	20200028205		FAST-CHARGEABLE LITHIUM BATTERY ELECTRODES
US	16/038,814	20200028147		METHOD OF IMPROVING FAST-CHARGEABILITY OF A LITHIUM-ION BATTERY
US	16/101,908	20200052325	10734671	HIGH-POWER AND FAST-CHARGEABLE LITHIUM BATTERY

Annex L-28

Country Code	Application Num	Publication Num	Patent Num	Title
US	16/101,921	20200052350	10840565	METHOD OF IMPROVING POWER DENSITY AND FAST-CHARGEABILITY OF A LITHIUM SECONDARY BATTERY
US	16/109,142	20200067077	11043662	ELECTROCHEMICALLY STABLE ELASTOMER-ENCAPSULATED PARTICLES OF CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	16/109,178	20200067079	11239460	METHOD OF PRODUCING ELECTROCHEMICALLY STABLE ELASTOMER-ENCAPSULATED PARTICLES OF CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	16/112,208	20200067080	10886528	PROTECTED PARTICLES OF CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	16/112,225	20200067101	11223049	METHOD OF PRODUCING PROTECTED PARTICLES OF CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	17/646,236	20220123321		METHOD OF PRODUCING PROTECTED PARTICLES OF CATHODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	16/160,257	20200119337		ELECTROCHEMICALLY STABLE ANODE PARTICULATES FOR LITHIUM SECONDARY BATTERIES AND METHOD OF PRODUCTION
US	16/238,052	20200119353		ELECTROCHEMICALLY STABLE ANODE PARTICULATES FOR LITHIUM SECONDARY BATTERIES
US	16/160,283	20200119338	10629899	PRODUCTION METHOD FOR ELECTROCHEMICALLY STABLE ANODE PARTICULATES FOR LITHIUM SECONDARY BATTERIES
US	16/238,061	20200119340	10971724	METHOD OF PRODUCING ELECTROCHEMICALLY STABLE ANODE PARTICULATES FOR LITHIUM SECONDARY BATTERIES
US	16/163,955	20200127277		POROUS GRAPHENE PARTICULATE-PROTECTED ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	16/163,964	20200127288	11152620	PROCESS FOR PRODUCING POROUS GRAPHENE PARTICULATE-PROTECTED ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	16/199,817	20200168898	11031589	CHEMICAL-FREE PRODUCTION OF PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR LITHIUM BATTERIES

Annex L-29

Country Code	Application Num	Publication Num	Patent Num	Title
US	16/238,029	20200168900	11289698	CHEMICAL-FREE PRODUCTION OF GRAPHENE-PROTECTED POROUS ANODE PARTICLES FOR LITHIUM BATTERIES
US	16/238,040	20200168894	10797306	CHEMICAL-FREE PRODUCTION METHOD OF GRAPHENE-PROTECTED POROUS ANODE PARTICLES FOR LITHIUM BATTERIES
US	16/199,910	20200168899	11289697	GRAPHITE PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR LITHIUM BATTERIES
US	16/238,079	20200212426	11189822	GRAPHITE PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR RECHARGEABLE LITHIUM BATTERIES
US	16/241,166	20200220162	11024840	ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING A NON-ELECTRONICALLY CONDUCTIVE ANODE-PROTECTING LAYER
US	16/241,186	20200220196		METHOD OF IMPROVING THE CHARGE/DISCHARGE CYCLE LIFE AND SAFETY OF AN ALKALI METAL-SULFUR SECONDARY BATTERY
US	16/246,868	20200227734		PROCESS FOR PRODUCING GRAPHENE/SILICON NANOWIRE HYBRID MATERIAL FOR A LITHIUM-ION BATTERY
US	16/246,896	20200227730		GRAPHENE/SILICON NANOWIRE HYBRID MATERIAL FOR A LITHIUM-ION BATTERY
US	16/250,491	20200234954	10978298	PRODUCTION OF SEMICONDUCTOR NANOWIRES DIRECTLY FROM SOLID PARTICLES
US	16/250,559	20200235380		PROCESS FOR PRODUCING SEMICONDUCTOR NANOWIRES AND NANOWIRE-GRAPHENE HYBRID PARTICULATES
US	16/252,814	20200235392	11394028	GRAPHENE-CARBON HYBRID FOAM-PROTECTED ANODE ACTIVE MATERIAL COATING FOR LITHIUM-ION BATTERIES
US	16/252,817	20200235393		METHOD OF PRODUCING GRAPHENE-CARBON HYBRID FOAM-PROTECTED ANODE ACTIVE MATERIAL COATING FOR LITHIUM-ION BATTERIES
US	16/256,321	20200243854	10971725	LITHIUM METAL SECONDARY BATTERY CONTAINING ELASTIC POLYMER FOAM AS AN ANODE-PROTECTING LAYER

Annex L-30

Country Code	Application Num	Publication Num	Patent Num	Title
US	16/256,346	20200243838		METHOD OF IMPROVING CYCLE LIFE OF A RECHARGEABLE LITHIUM METAL BATTERY
US	16/258,849	20200238377	11370023	PRODUCTION OF METAL NANOWIRES DIRECTLY FROM METAL PARTICLES
US	16/258,854	20200243844		PROCESS FOR PRODUCING METAL NANOWIRES AND NANOWIRE-GRAPHENE HYBRID PARTICULATES
US	16/277,395	20200266426		CHEMICAL-FREE PRODUCTION METHOD OF GRAPHENE-ENCAPSULATED ELECTRODE ACTIVE MATERIAL PARTICLES FOR BATTERY APPLICATIONS
US	16/288,949	20200280054		PARTICULATES OF GRAPHENE/CARBON-ENCAPSULATED ALKALI METAL, ELECTRODES, AND ALKALI METAL BATTERY
US	16/288,968	20200280055		PROCESS FOR PRODUCING PARTICULATES OF GRAPHENE/CARBON-ENCAPSULATED ALKALI METAL, ELECTRODES, AND ALKALI METAL BATTERY
US	16/294,360	20200287206	11469415	POROUS PARTICULATES OF GRAPHENE SHELL-PROTECTED ALKALI METAL, ELECTRODES, AND ALKALI METAL BATTERY
US	16/294,383	20200287207		PROCESS FOR PRODUCING POROUS PARTICULATES OF GRAPHENE SHELL-PROTECTED ALKALI METAL, ELECTRODES, AND ALKALI METAL BATTERY
US	16/296,993	20200287216	11038172	ENVIRONMENTALLY BENIGN PROCESS FOR PRODUCING GRAPHENE-PROTECTED ANODE PARTICLES FOR LITHIUM BATTERIES
US	16/298,199	20200295356		PROCESS FOR PRODUCING SEMICONDUCTOR NANOWIRES AND CARBON/SEMICONDUCTOR NANOWIRE HYBRID MATERIALS
US	16/364,218	20200313162		METHOD OF PRODUCING GRAPHENE-ENCAPSULATED GRAPHITE-SUPPORTED ANODE ACTIVE MATERIAL FOR LITHIUM-ION BATTERIES
US	16/364,220	20200313170		GRAPHENE-ENCAPSULATED GRAPHITE-SUPPORTED ANODE ACTIVE MATERIAL FOR LITHIUM-ION BATTERIES

Annex L-31

Country Code	Application Num	Publication Num	Patent Num	Title
US	16/380,336	20200328407		METHOD OF PRODUCING CONDUCTING POLYMER NETWORK-ENABLED PARTICULATES OF ANODE ACTIVE MATERIAL PARTICLES FOR LITHIUM-ION BATTERIES
US	16/380,341	20200328403		CONDUCTING POLYMER NETWORK-ENABLED PARTICULATES OF ANODE ACTIVE MATERIAL PARTICLES FOR LITHIUM-ION BATTERIES
US	16/390,592	20200335792		PARTICULATES OF CONDUCTING POLYMER NETWORK-PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR LITHIUM-ION BATTERIES
US	16/400,585	20200350589	10957910	PARTICULATES OF CONDUCTING POLYMER NETWORK-PROTECTED CATHODE ACTIVE MATERIAL PARTICLES FOR LITHIUM BATTERIES
US	16/404,109	20200358090		LITHIUM METAL SECONDARY BATTERY CONTAINING A CONDUCTING POLYMER NETWORK-BASED ANODE-PROTECTING LAYER
US	16/404,111	20200358141		METHOD OF IMPROVING THE CYCLE STABILITY OF LITHIUM METAL SECONDARY BATTERIES
US	16/403,820	20200358081		PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR RECHARGEABLE LITHIUM BATTERIES
US	16/403,826	20200358088		METHOD OF PRODUCING PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR RECHARGEABLE LITHIUM BATTERIES
US	16/407,731	20200358084		ALKALI METAL-SULFUR SECONDARY BATTERY CONTAINING CONDUCTING POLYMER NETWORK-PROTECTED CATHODE MATERIAL PARTICULATES
US	16/410,152	20200365880	11302911	PARTICULATES OF POLYMER ELECTROLYTE-PROTECTED ANODE ACTIVE MATERIAL PARTICLES FOR LITHIUM-ION BATTERIES
US	16/411,645	20200365902		CONDUCTING POLYMER NETWORK-BASED CATHODE-PROTECTING LAYER FOR LITHIUM METAL SECONDARY BATTERY

Annex L-32

Country Code	Application Num	Publication Num	Patent Num	Title
US	16/505,021	20210013490		PRELITHIATED ANODE ACTIVE MATERIAL PARTICLES FOR LITHIUM-ION BATTERIES AND PRODUCTION METHOD
US	16/513,090	20210021003		FAST-CHARGING BATTERY WITH TEMPERATURE CONTROL UTILIZING GRAPHENE HEAT SPREADER
US	16/515,652	20210021001		TEMPERATURE-REGULATED BATTERY SYSTEM AND METHOD OF OPERATING SAME
US	16/519,891	20210028509	11444339	BATTERY FAST-CHARGING SYSTEM AND METHOD OF OPERATING SAME
US	16/521,045	20210028507	11502341	BATTERY FAST-CHARGING AND COOLING SYSTEM AND METHOD OF OPERATING SAME
US	16/538,253	20210050597		ELECTROCHEMICALLY STABLE ANODE ACTIVE MATERIAL FOR LITHIUM-ION BATTERIES AND PRODUCTION METHOD
US	16/580,324	20210091383	11258070	GRAPHENE-ENABLED BI-POLAR ELECTRODE AND BATTERY CONTAINING SAME
US	16/580,334	20210091368		PRODUCTION PROCESS FOR GRAPHENE-ENABLED BI-POLAR ELECTRODE AND BATTERY CONTAINING SAME
US	16/598,584	20210111391	11121359	PRODUCTION PROCESS FOR GRAPHENE-ENABLED BI-POLAR ELECTRODE AND BATTERY CONTAINING SAME
US	16/673,594	20210135219		GRAPHENE-ENCAPSULATED GRAPHENE-SUPPORTED PHOSPHORUS-BASED ANODE ACTIVE MATERIAL FOR LITHIUM-ION OR SODIUM-ION BATTERIES
US	16/677,126	20210143409	11374216	GRAPHENE FOAM-PROTECTED PHOSPHORUS MATERIAL FOR LITHIUM-ION OR SODIUM-ION BATTERIES
US	16/685,543	20210151741		METAL-CONTAINING GRAPHENE BALLS AS AN ANODE ACTIVE MATERIAL FOR AN ALKALI METAL BATTERY
wo	PCT/US20/60662	2021/108156 A2		METAL-CONTAINING GRAPHENE BALLS AS AN ANODE ACTIVE MATERIAL FOR AN ALKALI METAL BATTERY
US	16/695,819	20210155484	11390528	COMBINED GRAPHENE BALLS AND METAL PARTICLES FOR AN ANODE OF AN ALKALI METAL BATTERY

Annex L-33

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US20/62240	WO2021/108558A1		COMBINED GRAPHENE BALLS AND METAL PARTICLES FOR AN ANODE OF AN ALKALI METAL BATTERY
CN	2020800935972	114982010		COMBINED GRAPHENE BALLS AND METAL PARTICLES FOR AN ANODE OF AN ALKALI METAL BATTERY
Jp	2022529837			COMBINED GRAPHENE BALLS AND METAL PARTICLES FOR AN ANODE OF AN ALKALI METAL BATTERY
KR	1020227020813			COMBINED GRAPHENE BALLS AND METAL PARTICLES FOR AN ANODE OF AN ALKALI METAL BATTERY
US	16/773,227	20210234167		POROUS GRAPHENE/CARBON COMPOSITE BALLS FOR AN ALKALI METAL BATTERY ANODE
US	16/810,163	20210280871		CONDUCTING POLYMER NETWORK-PROTECTED NANOWIRES OF AN ANODE ACTIVE MATERIAL FOR LITHIUM-ION BATTERIES
US	16/817,883	20210288314		CARBON-AND GRAPHENE-PROTECTED CATHODE ACTIVE MATERIALS FOR LITHIUM-ION CELLS
US	16/818,036	20210288321		LITHIUM MULTIPLE METAL OXIDE-BASED CATHODE ACTIVE MATERIALS FOR LITHIUM SECONDARY BATTERIES
US	16/824,039	20210296650		CONDUCTING POLYMER NETWORK-PROTECTED CATHODE ACTIVE MATERIALS FOR LITHIUM SECONDARY BATTERIES
US	16/827,067	20210296716		BATTERY COOLING SYSTEM AND METHOD OF OPERATING SAME
US	16/833,616	20210305639		GRAPHITIC FILM-ENABLED BATTERY COOLING SYSTEM AND METHOD OF OPERATING SAME
US	16/837,569	20210313634		GRAPHENE-ENABLED BATTERY FAST-CHARGING AND COOLING SYSTEM AND METHOD OF OPERATING SAME
US	16/861,495	20210344038		METHOD OF PRODUCING NON-FLAMMABLE QUASI-SOLID ELECTROLYTE AND A QUASI-SOLID ELECTROLYTE/SEPARATOR LAYER FOR USE IN A LITHIUM BATTERY

Annex L-34

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US21/29793	2021/222500		A METHOD OF PRODUCING NON-FLAMMABLE QUASI SOLID ELECTROLYTE AND A QUASI-SOLID ELECTROLYTE/SEPARATOR LAYER FOR USE IN A LITHIUM BATTERY
US	16/861,475	20210344035		METHOD OF PRODUCING A LITHIUM BATTERY CELL CONTAINING A NON-FLAMMABLE QUASI-SOLID ELECTROLYTE
US	16/861,485	20210344037A1		METHOD AND APPARATUS FOR FORMING A NON-FLAMMABLE QUASI-SOLID ELECTROLYTE IN A LITHIUM BATTERY
US	16/869,279	20210351409		CONDUCTING POLYMER NETWORK-PROTECTED PHOSPHORUS ANODE ACTIVE MATERIAL FOR LITHIUM-ION OR SODIUM-ION BATTERIES
US	16/871,390	20210351391A1		PROCESS FOR PRODUCING GRAPHENE-PROTECTED METAL FOIL CURRENT COLLECTOR FOR A BATTERY OR SUPERCAPACITOR
US	16/871,401	20210351413		CONDUCTING COMPOSITE CURRENT COLLECTOR FOR A BATTERY OR SUPERCAPACITOR AND PRODUCTION PROCESS
US	15/930,179	20210359292		CONDUCTING POLYMER NETWORK/GRAPHENE-PROTECTED NEGATIVE ELECTRODE FOR A LITHIUM-ION BATTERY
US	16/878,282	20210367229		CONDUCTING POLYMER NETWORK/EXPANDED GRAPHITE-ENABLED NEGATIVE ELECTRODE FOR A LITHIUM-ION BATTERY
US	16/883,949	20210376409		BATTERY COOLING AND FIRE PROTECTION SYSTEM AND METHOD OF OPERATING SAME
US	16/899,026	20210391611		BATTERY MODULE OR PACK WITH A DISTRIBUTED COOLING AND FIRE PROTECTION SYSTEM AND METHOD OF OPERATING SAME
US	16/927,404	20220013788		Rolled 3D Aluminum Secondary Batteries
US	17/005,915	US20220069281		GRAPHENE-INFILTRATED POROUS ANODE ACTIVE MATERIAL PARTICLES FOR RECHARGEABLE LITHIUM BATTERIES
US	17/005,609	US20220069313		GRAPHENE-PROTECTED LITHIOPHILIC OR NATHIOPHILIC METAL ANODE FOR AN ALKALI METAL BATTERY

Annex L-35

Country Code	Application Num	Publication Num	Patent Num	Title
US	17/009,278	US20220069348		FLAME-RESISTANT QUASI-SOLID HYBRID ELECTROLYTE FOR SAFE LITHIUM BATTERIES AND PRODUCTION METHOD
US	17/014,649	20220077490		FLAME-RESISTANT QUASI-SOLID HYBRID ELECTROLYTE FOR SAFE ANODE-LESS LITHIUM BATTERIES AND PRODUCTION METHOD
US	17/063,567	20220109142		ELECTRODE STRUCTURES FOR LITHIUM BATTERIES
US	17/069,405	20220115639		ELASTIC POLYMER MATRIX-PROTECTED PARTICLES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
US	17/089,230	20220140348		LITHIUM-PROTECTING POLYMER LAYER FOR AN ANODE-LESS LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
WO	PCT/US21/72106	2022099247		LITHIUM-PROTECTING POLYMER LAYER FOR AN ANODE-LESS LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/102,585	20220166029		GRAPHENE FOAM-BASED PROTECTIVE LAYER FOR AN ANODE-LESS ALKALI METAL BATTERY
WO	PCT/US21/72448	2022115833		GRAPHENE FOAM-BASED PROTECTIVE LAYER FOR AN ANODE-LESS ALKALI METAL BATTERY
US	17/109,692	20220173385		AIR-STABLE PARTICULATES OF ANODE ACTIVE MATERIALS FOR LITHIUM BATTERIES
US	17/110,874	20220181637		LITHIUM-PROTECTING POLYMER COMPOSITE LAYER FOR AN ANODE-LESS LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/118,980	20220190322		ELASTIC CROSSLINKED POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
WO	PCT/US21/72874	2022126138		ELASTIC CROSSLINKED NETWORK OF POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
US	17/121,435	20220190346		LITHIUM-PROTECTING POLYMER COMPOSITE LAYER FOR A LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD

Annex L-36

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US21/72915	2022133440		LITHIUM-PROTECTING POLYMER COMPOSITE LAYER FOR A LITHIUM METAL SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/121,456	20220190437		LITHIUM ION-PERMEABLE SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
WO	PCT/US21/72916	2022133441		LITHIUM ION-PERMEABLE SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/122,997	20220190438		MULTI-FUNCTIONAL SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
WO	PCT/US21/72926	2022133450		MULTI-FUNCTIONAL SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/128,798	20220199977		ELASTIC NETWORK POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
US	17/129,127	20220200094		MULTI-FUNCTIONAL ELASTIC POLYMER LAYER FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/144,754	20220223917		FLAME-RESISTANT QUASI-SOLID ELECTROLYTE FOR LITHIUM-ION AND LITHIUM METAL BATTERIES AND PRODUCTION METHOD
WO	PCT/US22/70117	2022150849		FLAME-RESISTANT QUASI-SOLID AND SOLID-STATE ELECTROLYTE FOR LITHIUM-ION AND LITHIUM METAL BATTERIES AND PRODUCTION METHOD
US	17/147,180	20220223926		HIGH-ELASTICITY POLYMER FOR LITHIUM METAL PROTECTION, LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
WO	PCT/US22/70147	2022155643		HIGH-ELASTICITY POLYMER FOR LITHIUM METAL PROTECTION, LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/151,330	20220231333		QUASI-SOLID AND SOLID-STATE ELECTROLYTE FOR LITHIUM-ION AND LITHIUM METAL BATTERIES AND MANUFACTURING METHOD
US	17/155,385	20220238914		FLAME-RESISTANT QUASI-SOLID AND SOLID-STATE ELECTROLYTES, LITHIUM BATTERIES AND MANUFACTURING METHOD

Annex L-37

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US22/70314	2022170299		FLAME-RESISTANT QUASI-SOLID AND SOLID-STATE ELECTROLYTES, LITHIUM BATTERIES AND MANUFACTURING METHOD
US	17/157,331	20220238915		FLAME-RESISTANT ELECTROLYTE COMPOSITIONS, QUASI-SOLID AND SOLID-STATE ELECTROLYTES, AND LITHIUM BATTERIES
WO	PCT/US22/70335	2022159987		FLAME-RESISTANT ELECTROLYTE COMPOSITIONS, QUASI-SOLID AND SOLID-STATE ELECTROLYTES, AND LITHIUM BATTERIES
US	17/159,841	20220238916		FLAME-RESISTANT ELECTROLYTE COMPOSITIONS FROM PHOSPHONATE VINYL MONOMERS, QUASI-SOLID AND SOLID-STATE ELECTROLYTES, AND LITHIUM BATTERIES
WO	PCT/US22/70352	2022165487		FLAME-RESISTANT ELECTROLYTE COMPOSITIONS FROM PHOSPHONATE VINYL MONOMERS, QUASI-SOLID AND SOLID-STATE ELECTROLYTES, AND LITHIUM BATTERIES
US	17/164,912	20220255129		PHOSPHAZENE COMPOUND-BASED ELECTROLYTE COMPOSITIONS, QUASI-SOLID AND SOLID-STATE ELECTROLYTES, AND LITHIUM BATTERIES
WO	PCT/US22/70467	2022170317		PHOSPHAZENE COMPOUND-BASED ELECTROLYTE COMPOSITIONS, QUASI-SOLID AND SOLID-STATE ELECTROLYTES, AND LITHIUM BATTERIES
US	17/166,026	20220246936		PHOSPHAZENE COMPOUND-BASED ELASTIC POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
WO	PCT/US22/70503	2022170334		PHOSPHAZENE COMPOUND-BASED ELASTIC POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
US	17/167,700	20220246915		THERMALLY STABLE ELASTIC POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING

Annex L-38

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US22/70523	2022170345		THERMALLY STABLE ELASTIC POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
US	17/167,677	20220246937		ELASTIC FLAME-RETARDANT POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
WO	PCT/US22/70524	2022170346		ELASTIC FLAME-RETARDANT POLYMER-ENCAPSULATED ANODE PARTICLES FOR LITHIUM BATTERIES AND METHOD OF MANUFACTURING
US	17/170,283	20220255147		HIGH-ELASTICITY PHOSPHAZENE POLYMER FOR LITHIUM METAL PROTECTION, LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
WO	PCT/US22/70555	2022170362		HIGH-ELASTICITY PHOSPHAZENE POLYMER FOR LITHIUM METAL PROTECTION, LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/170,287	20220255080		FLAME-RETARDANT HIGH-ELASTICITY POLYMER FOR LITHIUM METAL PROTECTION, LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
WO	PCT/US22/70556	2022170363		FLAME-RETARDANT HIGH-ELASTICITY POLYMER FOR LITHIUM METAL PROTECTION, LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/175,954	20220263070		SOLID-STATE MEDIUM FOR LITHIUM ION TRANSPORT, LITHIUM BATTERIES AND MANUFACTURING METHOD
WO	PCT/US22/70651	2022174267		SOLID-STATE MEDIUM FOR LITHIUM ION TRANSPORT, LITHIUM BATTERIES AND MANUFACTURING METHOD
US	17/182,763	20220271335		LITHIUM BATTERIES CONTAINING FLAME-RESISTANT QUASI-SOLID OR SOLID-STATE ELECTROLYTES AND MANUFACTURING METHOD
US	17/197,148	20220293958		BIPOLAR ELECTRODES CONTAINING FLAME-RESISTANT QUASI-SOLID OR SOLID-STATE ELECTROLYTE, BIPOLAR LITHIUM BATTERIES, AND MANUFACTURING METHOD

Annex L-39

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US22/71061	2022192891		BIPOLAR ELECTRODES CONTAINING FLAME-RESISTANT QUASI-SOLID OR SOLID-STATE ELECTROLYTE, BIPOLAR LITHIUM BATTERIES, AND MANUFACTURING METHOD
US	17/199,827	20220293955		FLAME-RESISTANT ELECTRODES FOR LITHIUM BATTERIES CONTAINING QUASI-SOLID OR SOLID-STATE ELECTROLYTES AND MANUFACTURING METHOD
WO	PCT/US22/71103	2022192908		FLAME-RESISTANT ELECTRODES FOR LITHIUM BATTERIES CONTAINING QUASI-SOLID OR SOLID-STATE ELECTROLYTES AND MANUFACTURING METHOD
US	17/206,679	20220302440		FLAME-RESISTANT BIPOLAR ELECTRODES, BIPOLAR LITHIUM BATTERIES, AND MANUFACTURING METHOD
WO	PCT/US22/71237	2022198241		FLAME-RESISTANT BIPOLAR ELECTRODES, BIPOLAR LITHIUM BATTERIES, AND MANUFACTURING METHOD
US	17/224,405	20220336859		METHOD OF PRODUCING FLAME-RESISTANT QUASI-SOLID ELECTROLYTES AND LITHIUM BATTERIES CONTAINING SAME
WO	PCT/US22/71597			METHOD OF PRODUCING FLAME-RESISTANT QUASI-SOLID ELECTROLYTES AND LITHIUM BATTERIES CONTAINING SAME
US	17/244,441	20220359857		PRELITHIATED ANODE, LITHIUM-ION BATTERIES CONTAINING A PRELITHIATED ANODE AND METHOD OF PRODUCING SAME
WO	PCT/US22/71966	2022251773		PRELITHIATED ANODE, LITHIUM-ION BATTERIES CONTAINING A PRELITHIATED ANODE AND METHOD OF PRODUCING SAME
US	17/314,569	20220384908		THERMALLY STABLE POLYMER COMPOSITE SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
WO	PCT/US22/72196	2022236340		THERMALLY STABLE POLYMER COMPOSITE SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/319,197	20220384909		THERMALLY STABLE POLYMER-BASED COMPOSITE SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD

Annex L-40

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US22/72299	2022241464		THERMALLY STABLE POLYMER-BASED COMPOSITE SEPARATOR FOR A LITHIUM SECONDARY BATTERY AND MANUFACTURING METHOD
US	17/324,747	20220407182		Polymer Composite Separator for a Lithium Secondary Battery and Manufacturing Method
WO	PCT/US22/72443	2022246455		Polymer Composite Separator for a Lithium Secondary Battery and Manufacturing Method
US	17/338,492	20220407183		Multi-Layer Solid Electrolyte Separator for a Lithium Secondary Battery and Manufacturing Method
WO	PCT/US22/72751	2022256837		Multi-Layer Solid Electrolyte Separator for a Lithium Secondary Battery and Manufacturing Method
US	17/402,188			Prelithiated Anode, Lithium-Ion Battery Containing Same, and Method of Producing Same
WO	PCT/US22/74958			Prelithiated Anode, Lithium-Ion Battery Containing Same, and Method of Producing Same
US	17/410,282			Flame-Resistant Hybrid Inorganic-Polymeric Solid-State Electrolytes and Lithium Batteries Containing Same
WO	PCT/US22/75385	2022198241		Flame-Resistant Hybrid Inorganic-Polymeric Solid-State Electrolytes and Lithium Batteries Containing Same
US	17/449,002			Lithium-Ion Battery Containing a Stable Artificial Solid-Electrolyte Interface Layer
US	17/449,198			Flame-Resistant High Energy Density Lithium-Ion Batteries and Manufacturing Method
US	17/498,444			High-Energy Density Lithium-Ion Battery Containing Stable Artificial Solid-Electrolyte Interface
US	17/533,192			Elastic Polymer-Protected Anode Particles, Anode, and Lithium-Ion Battery
WO	PCT/US22/80376			Elastic Polymer-Protected Anode Particles, Anode, and Lithium-Ion Battery
US	17/539,453			Elastomer-Protected Anode and Lithium-Ion Battery
WO	PCT/US22/80751			Elastomer-Protected Anode and Lithium-Ion Battery
US	17/648,167			Inorganic-Polymeric Hybrid Solid-State Electrolytes, Lithium Batteries Containing Same, and Production Processes

Annex L-41

Country Code	Application Num	Publication Num	Patent Num	Title
WO	PCT/US23/60740			Inorganic-Polymeric Hybrid Solid-State Electrolytes, Lithium Batteries Containing Same, and Production Processes
US	17/648,856			Elastomer/Inorganic Hybrid Solid-State Electrolytes, Lithium Batteries Containing Same, and Production Processes
WO	PCT/US23/61308			Elastomer/Inorganic Hybrid Solid-State Electrolytes, Lithium Batteries Containing Same, and Production Processes
US	17/649,149			Conducting Polymer/Inorganic Hybrid Solid-State Electrolytes, Lithium Batteries Containing Same, and Production Processes
WO	PCT/US23/61326			Conducting Polymer/Inorganic Hybrid Solid-State Electrolytes, Lithium Batteries Containing Same, and Production Processes
US	17/649,245			Anode Electrode Protective Layer for Lithium-ion Batteries
WO	PCT/US23/61529			Anode Electrode Protective Layer for Lithium-ion Batteries
US	17/649,377			Elastic Polymer Solid Electrolyte Separator for a Lithium Metal Battery and Manufacturing Process
WO	PCT/US23/61642			Elastic Polymer Solid Electrolyte Separator for a Lithium Metal Battery and Manufacturing Process
US	17/649,863			Elastomer-Protected Anode and Lithium Battery
WO	PCT/US23/61955			Elastomer-Protected Anode and Lithium Battery
US	17/650,969			Sodium-Ion Battery Containing a High-Capacity Graphitic Anode and Manufacturing Method
US	n/ssipiA			Rechargeable Sodium Battery Containing a Solid Elastomer Electrolyte and Manufacturing Method
US	17/804,721			Heat/Flame-Resistant Polymer Composite-Based Solid Electrolyte Separator, Lithium Secondary Battery, and Manufacturing Method
US	18/067,112			Process for Depositing and Prelithiating an Anode Active Material in Porous Conductive Particles for Lithium Batteries

Annex L-42